SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 79 (File No. 333-79311)	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 127 (File No. 811-07355)	☒

(Check appropriate box or boxes)

RIVERSOURCE VARIABLE ACCOUNT 10

(previously IDS LIFE VARIABLE ACCOUNT 10)

(Exact Name of Registrant)

RiverSource Life Insurance Company

(previously IDS Life Insurance Company)

(Name of Depositor)

70100 Ameriprise Financial Center, Minneapolis, MN 55474

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code (612) 678-5337

Nicole D. Wood, 50605 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2018 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on [date] pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A.

Prospectus
April 30, 2018
RiverSource®
Retirement Advisor Variable Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuities
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center) ameriprise.com/variableannuities RiverSource Variable Account 10
This prospectus contains information that you should know before investing.
New contracts are not currently being offered.
Prospectuses are also available for:
AB Variable Products Series Fund, Inc.
ALPS Variable Investment Trust
American Century Variable Portfolios, Inc.
BlackRock Variable Series, Inc.
Calvert Variable Series, Inc.
Columbia Funds Variable Insurance Trust
Columbia Funds Variable Series Trust II
Credit Suisse Trust
Deutsche Variable Series II
Eaton Vance Variable Trust
Fidelity® Variable Insurance Products – Service Class
Franklin® Templeton® Variable Insurance Products Trust – Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Invesco Variable Insurance Funds
Ivy Variable Insurance Portfolios
Janus Aspen Series: Service Shares
Lazard Retirement Series, Inc.
MFS® Variable Insurance TrustSM
Morgan Stanley Variable Insurance Fund, Inc. (VIF)
Neuberger Berman Advisers Management Trust
Oppenheimer Variable Account Funds – Service Shares
PIMCO Variable Insurance Trust (VIT)
Putnam Variable Trust – Class IB Shares
Royce Capital Fund
Third Avenue Variable Series Trust
Wanger Advisors Trust
VanEck VIP Trust
Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.
The contracts provide for purchase payment credits which we may reverse under certain circumstances. Expenses may be higher and surrender charges may be higher and longer for contracts with purchase payment credits than for contracts without such credits. The amount of the credit may be more than offset by additional charges associated with the credit. (See “Buying Your Contract — Purchase Payment Credits”).
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.
A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

RiverSource Retirement Advisor Variable Annuity — Prospectus    1

Variable annuities are complex products. The fees and charges, as well as the available features and benefits, of the variable annuity contracts described in this prospectus will be different from other variable annuities offered in the marketplace. The interest credited, guarantees provided, and credits available, as well as the funds serving as underlying investments and their corresponding expenses, may differ among the variable annuities that are available to you. RiverSource Life may offer other variable annuities or other types of annuities. The benefits, features, fees and charges of these annuities may be different from those described in this prospectus. With the aid of an appropriate financial professional, we encourage you to compare and contrast the variable annuity contracts described in this prospectus with other variable annuities available in the marketplace, including other types of annuities we may offer. This will aid in determining whether purchasing a contract is consistent with your investment objectives, risk tolerance, time horizon, marital status, tax situation, and your unique financial situation and needs. If you select an annuity that includes surrender or other liquidation charges, you should also consider any future needs you may have to access your contract value. The optional benefits and features available with the contracts usually come with additional costs. Consider any additional costs carefully when electing these optional benefits and features.

2    RiverSource Retirement Advisor Variable Annuity — Prospectus

RiverSource Retirement Advisor Variable Annuity — Prospectus    3

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Fixed account: Part of our general account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.
Funds: Investment options under your contract. Unless an asset allocation program is in effect, you may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order”, your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security
Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a nonnatural person or a revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code.
Purchase payment credits: An addition we make to your contract value. We base the amount of the credit on the surrender charge schedule you elect and/or total purchase payments.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•	Individual Retirement Annuities (IRAs) including the inherited IRAs under Section 408(b) of the Code
•	Roth IRAs including inherited Roth IRAs under Section 408 A of the Code
•	SIMPLE IRAs under Section 408(p) of the Code
•	Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code
•	Plans under Section 401(k) of the Code
•	Custodial and investment only accounts maintained for qualified retirement plans under Section 401(a) of the Code
•	Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.
All other contracts are considered nonqualified annuities.
Rider: You receive a rider when you purchase the EEB or MAV. The rider adds the terms of the optional benefit to your contract.

4    RiverSource Retirement Advisor Variable Annuity — Prospectus

Rider effective date: The date a rider becomes effective as stated in the rider.
RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Settlement date: The date when annuity payouts are scheduled to begin.
Surrender value: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

RiverSource Retirement Advisor Variable Annuity — Prospectus    5

The Contract in Brief
Purpose: The purpose of the contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed accounts and/or subaccounts under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax).
It may not have been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.
Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code including 403(b) plans. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Some employers may permit you to deposit your contributions into other investments such as mutual funds. If such investments are available to you, before enrolling under the contract, you should consider features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits and optional riders (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.
Buying a contract: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See “Buying Your Contract”).
Free look period: The contracts in this prospectus are no longer sold. Generally, all available free look periods have now expired.
Accounts: Generally, you may allocate your purchase payments among any or all of:
•	the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see “The Variable Account and the Funds”)
•	the fixed account, which earns interest at a rate that we adjust periodically. Purchase payment allocations to the fixed account may be subject to special restrictions. (see “The Fixed Account”)
Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (see “Making the Most of Your Contract — Transferring Among Accounts”)
Surrenders: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an Internal Revenue Service (“IRS”) penalty that may apply if you surrender prior to your reaching age 59½) and may have other tax consequences; also, certain restrictions apply. (see “Surrenders”)
Benefits in case of death: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value, except in the case of a purchase payment credit reversal.
(see “Benefits in Case of Death — Standard Death Benefit”)
Optional benefits: These contracts offer optional features that are available for additional charges if you meet certain criteria. (see “Optional Benefits”)
Annuity payouts: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans that can help meet your retirement or other income needs. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be

6    RiverSource Retirement Advisor Variable Annuity — Prospectus

invested in more than five subaccounts at any one time unless we agree otherwise. (see “The Annuity Payout Period”)
Taxes: Generally, income earned on your contract value grows tax-deferred until you surrender it or begin to receive payouts. Upon surrender, income taxes generally apply, (under certain circumstances, IRS penalty taxes may apply to surrenders) unless you direct such amounts to be transferred to another investment within the same retirement plan have them directly rolled over to another eligible retirement plan such as an IRA, or qualify for Section 1035 treatment. The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (see “Taxes”)

RiverSource Retirement Advisor Variable Annuity — Prospectus    7

Expense Summary
The following tables describe the fees and expenses that are paid when buying, owning and surrendering the contract. The first table describes the fees and expenses that you paid at the time that you bought the contract and may pay when you surrender the contract. State premium taxes also may be deducted.
Contract Owner Transaction Expenses
Surrender charge
(Contingent deferred sales load as a percentage of purchase payment surrendered)
The owner selects either a seven-year or ten-year surrender charge schedule at the time of application.*
Seven-year schedule		Ten-year schedule*
Number of completed years from date of each purchase payment**	Surrender charge percentage	Number of completed years from date of each purchase payment**	Surrender charge percentage
0	7%	0	8%
1	7	1	8
2	7	2	8
3	6	3	7
4	5	4	7
5	4	5	6
6	2	6	5
7	0	7	4
		8	3
		9	2
		10	0
*	The ten-year surrender charge schedule is not available for contracts issued in Oregon. For contracts issued in Massachusetts, Oregon and Washington, surrender charges are waived after the tenth contract anniversary for all payments regardless of when payments are made.
**	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed fourteen days prior to the anniversary of the day each purchase payment was received.
Liquidation charge under Variable Payout Plan E — Payouts for a specified period: Under this annuity payout plan, you can choose to surrender those payments. The amount that you can surrender is the present value of any remaining variable payouts. The liquidation charge equals the present value of the remaining payments using the assumed interest rate minus the present value of the remaining payouts using the discount rate. (See “Charges – Surrender Charge” and “The Annuity Payout Period – Annuity Payout Plans.”)
	Assumed investment rate
	3.50%	5.00%
Qualified annuity discount rate	4.72%	6.22%
Nonqualified annuity discount rate	4.92%	6.42%
Surrender charge for fixed annuity payouts, if available:
Number of Completed Years Since Annuitization	Surrender charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*	We do not permit surrenders in the first year after annuitization.
The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.
Annual Contract Administrative Charge
$30

8    RiverSource Retirement Advisor Variable Annuity — Prospectus

(We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)
Optional Rider Fees
(As a percentage of the contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)
MAV rider fee	0.15%
EEB rider fee	0.30%
PN rider fee*	0.00%
*	Effective May 10, 2010 the rider is not required to select funds of funds in the PN program and this fee does not apply. Prior to May 10, 2010, the PN rider fee was 0.10% and the maximum fee was 0.20%.
Annual Variable Account Expenses
(Total annual variable account expenses as a percentage of average daily subaccount value.)
Mortality and expense risk fee
For nonqualified annuities	0.95%
For qualified annuities	0.75%
Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the contract. The minimum and maximum expenses listed below are based on expenses for the funds’ fiscal year ended Dec. 31, 2017, unless otherwise noted, without taking into account fee waivers and/or expense reimbursements that may apply. More detail concerning each underlying fund’s fees and expenses is contained in each fund’s prospectus.
Minimum and maximum total annual operating expenses for the funds(1)
(Including management, distribution (12b-1) and/or service fees and other expenses)
	Minimum(%)	Maximum(%)
Total expenses before fee waivers and/or expense reimbursements	0.41	2.76
(1)	Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

RiverSource Retirement Advisor Variable Annuity — Prospectus    9

Examples
These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges*, variable account annual expenses and fund fees and expenses.
These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.
Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds before fee waivers and/or expense reimbursements. They assume that you select both the optional MAV and EEB. Although your actual costs may be lower, based on these assumptions your costs would be:
	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
With a ten-year surrender charge schedule	$1,191	$2,031	$2,878	$4,689	$460	$1,386	$2,320	$4,689
With a seven-year surrender charge schedule	1,089	1,921	2,666	4,645	456	1,373	2,298	4,645
Qualified Annuity
With a ten-year surrender charge schedule	$1,172	$1,976	$2,788	$4,517	$439	$1,326	$2,224	$4,517
With a seven-year surrender charge schedule	1,070	1,865	2,576	4,475	435	1,314	2,203	4,475
Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:
	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
With a ten-year surrender charge schedule	$925	$1,231	$1,508	$1,939	$171	$527	$902	$1,939
With a seven-year surrender charge schedule	823	1,120	1,295	1,923	169	522	895	1,923
Qualified Annuity
With a ten-year surrender charge schedule	$906	$1,170	$1,400	$1,711	$150	$463	$794	$1,711
With a seven-year surrender charge schedule	803	1,059	1,188	1,697	149	459	788	1,697
(*)	In these examples, the contract administrative charge is $30.
THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

10    RiverSource Retirement Advisor Variable Annuity — Prospectus

Condensed Financial Information
You can find unaudited condensed financial information of the subaccounts in the Appendix B.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.
The Variable Account and the Funds
The variable account: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds: The contract currently offers subaccounts investing in shares of the funds listed in the table below.
Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number listed on the first page of this prospectus.
•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund name and management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently

RiverSource Retirement Advisor Variable Annuity — Prospectus    11

than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see “Making the Most of Your Contract — Portfolio Navigator Program”) or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.
•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.
•	Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
•	Risks and Conflicts of Interest with Certain Funds Advised by Columbia Management. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several funds of funds, including Portfolio Navigator and Portfolio Stabilizer funds. As such, it retains full discretion over the investment activities and investment decisions of the funds. These funds invest in other registered mutual funds. In providing investment advisory services for the funds and the underlying funds in which those funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management Investment Advisers or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
•	Volatility and Volatility Management Risk with the Portfolio Stabilizer funds. Portfolio Stabilizer funds are managed volatility funds that employ a strategy designed to reduce overall volatility and downside risk. These types of funds are available under the contracts and one or more of these funds may be offered in other variable annuity and variable life insurance products offered by us. These funds may also be used in conjunction with guaranteed living benefit and death benefit riders we offer with various annuity contracts.
Conflicts may arise because the manner in which these funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit and death benefit riders. Managed volatility funds employ a strategy to reduce overall volatility and downside risk. A successful strategy may result in smaller losses to your contract value when markets are declining and market volatility is high. In turn, a successful strategy may also result in less gain in your contract value during rising markets with higher volatility when compared to funds not employing a managed volatility strategy. Accordingly, although an investment in the Portfolio Stabilizer funds may mitigate declines in your contract value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your contract value during periods of positive performance by the equity markets. There is no guarantee any of the funds’ strategies will be successful. When offered with a guaranteed living benefit, managed volatility funds may decrease the number and amount of any periodic benefit base increase opportunities. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
While Columbia Management is the investment adviser to the Portfolio Navigator and Portfolio Stabilizer funds, it provides no investment advice to you as to whether an allocation to the funds is appropriate for you. You must decide whether an investment in these funds is right for you. Additional information on the funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised fund of funds and managed volatility funds and their investment objectives are listed in the table below.

12    RiverSource Retirement Advisor Variable Annuity — Prospectus

•	Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including but not limited to expense payments and non-cash compensation, for various purposes:
•	Compensating, training and educating financial advisors who sell the contracts.
•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to contract owners, authorized selling firms and financial advisors.
•	Providing sub-transfer agency and shareholder servicing to contract owners.
•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.
•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•	Furnishing personal services to contract owners, including education of contract owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.

RiverSource Retirement Advisor Variable Annuity — Prospectus    13

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or from the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.
•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.
Unless the PN program is in effect, you may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the funds listed in the table below. From time to time, certain fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, changes may take some period of time to complete. As a result it is possible you may receive various forms, reports and confirmations that reflect a fund’s prior name.
Investing In	Investment Objective and Policies	Investment Adviser
AB VPS Dynamic Asset Allocation Portfolio (Class B)	Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AllianceBernstein L.P.
AB VPS Global Thematic Growth Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS Growth and Income Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS International Value Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
ALPS | Alerian Energy Infrastructure Portfolio: Class III	The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index (the "Index").	ALPS Advisors, Inc.
American Century VP International, Class I	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Mid Cap Value, Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
American Century VP Ultra®, Class II	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Value, Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
BlackRock Global Allocation V.I. Fund (Class III)	Seeks high total investment return.	BlackRock Advisors, LLC
Calvert VP SRI Balanced Portfolio - Class I	Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert Investment Management, Inc.
Columbia Variable Portfolio - Balanced Fund (Class 3)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC

14    RiverSource Retirement Advisor Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Commodity Strategy Fund (Class 2)	Seeks to provide shareholders with total return.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., subadviser.
Columbia Variable Portfolio - Contrarian Core Fund (Class 2)	Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Disciplined Core Fund (Class 3)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Diversified Absolute Return Fund (Class 2)	Seeks to provide shareholders with absolute (positive) returns.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3)	Seeks a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 2)	Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Fund (Class 3)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Global Bond Fund (Class 3)	Non-diversified fund that seeks to provide shareholders with high total return through income and growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Government Money Market Fund (Class 3)	Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - High Yield Bond Fund (Class 3)	Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Income Opportunities Fund (Class 3)	Seeks to provide shareholders with high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Intermediate Bond Fund (Class 3)	Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Growth Fund (Class 3)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Index Fund (Class 3)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2)	Seeks to provide shareholders with level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 2)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC

RiverSource Retirement Advisor Variable Annuity — Prospectus    15

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 3)	Seeks to provide shareholders with growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Overseas Core Fund (Class 3) (previously Columbia Variable Portfolio - Select International Equity Fund (Class 3))*	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., subadviser.
(Effective on May 1, 2018, Threadneedle International Limited will no longer serve as the subadviser for the Fund.)
Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3)	Seeks current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC
Credit Suisse Trust - Commodity Return Strategy Portfolio	The portfolio is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return ("BCOM Index").	Credit Suisse Asset Management, LLC
CTIVP SM - AQR Managed Futures Strategy Fund (Class 2) (previously Variable Portfolio - AQR Managed Futures Strategy Fund (Class 2))*	Seeks positive absolute returns.	Columbia Management Investment Advisers, LLC, adviser; AQR Capital Management, LLC, subadviser.
CTIVP SM - BlackRock Global Inflation-Protected Securities Fund (Class 3) (previously Variable Portfolio - BlackRock Global Inflation-Protected Securities Fund (Class 3))*	Seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser.
CTIVP SM - Lazard International Equity Advantage Fund (Class 2) (previously Variable Portfolio - Lazard International Equity Advantage Fund (Class 2))*	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Lazard Asset Management LLC., subadviser.
CTIVP SM - Loomis Sayles Growth Fund (Class 1) (previously Variable Portfolio - Loomis Sayles Growth Fund (Class 1))*	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Loomis, Sayles & Company, L.P., subadviser.

16    RiverSource Retirement Advisor Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
CTIVP SM - MFS® Blended Research® Core Equity Fund (Class 3) (previously Variable Portfolio - MFS® Blended Research® Core Equity Fund (Class 3))*	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.
CTIVP SM - Victory Sycamore Established Value Fund (Class 3) (previously Variable Portfolio - Victory Sycamore Established Value Fund (Class 3))*	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.
CTIVP SM - Wells Fargo Short Duration Government Fund (Class 2) (previously Variable Portfolio - Wells Fargo Short Duration Government Fund (Class 2))*	Seeks to provide shareholders with current income consistent with capital preservation.	Columbia Management Investment Advisers, LLC, adviser; Wells Capital Management Incorporated, subadviser.
Deutsche Alternative Asset Allocation VIP, Class B	Seeks capital appreciation.	Deutsche Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.
Eaton Vance VT Floating-Rate Income Fund - Initial Class	Seeks high level of current income.	Eaton Vance Management
Fidelity ® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either "growth" stocks or "value" stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Growth & Income Portfolio Service Class	Seeks high total return through a combination of current income and capital appreciation. Normally invests a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. Invests in domestic and foreign issuers. The Fund invests in either "growth" stocks or "value" stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Mid Cap Portfolio Service Class	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either "growth" or "value" common stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Overseas Portfolio Service Class	Seeks long-term growth of capital. Normally invests primarily in common stocks allocating investments across different countries and regions. Normally invests at least 80% of assets in non-U.S. securities.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

RiverSource Retirement Advisor Variable Annuity — Prospectus    17

Investing In	Investment Objective and Policies	Investment Adviser
Fidelity ® VIP Strategic Income Portfolio Service Class 2	Seeks a high level of current income and may also seek capital appreciation.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)) and other investment advisers serve as sub-advisers for the fund.
Franklin Global Real Estate VIP Fund - Class 2	Seeks high total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.	Franklin Templeton Institutional, LLC
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC
Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT Small Cap Equity Insights Fund - Institutional Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT U.S. Equity Insights Fund - Institutional Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Invesco V.I. American Franchise Fund, Series I Shares	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares	Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund, Series II Shares	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.
Invesco V.I. Health Care Fund, Series II Shares (previously Invesco V.I. - Global Health Care Fund, Series II Shares)	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund, Series II Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth Fund, Series I Shares	Seeks capital growth.	Invesco Advisers, Inc.
Ivy VIP Asset Strategy	Seeks to provide total return.	Ivy Investment Management Company

18    RiverSource Retirement Advisor Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Janus Henderson Balanced Portfolio: Service Shares (previously Janus Aspen Series Balanced Portfolio: Services Shares)	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Enterprise Portfolio: Service Shares (previously Janus Aspen Series Enterprise Portfolio: Service Shares)	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Flexible Bond Portfolio: Service Shares (previously Janus Aspen Series Flexible Bond Portfolio: Service Shares)	Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Capital Management LLC
Janus Henderson Global Technology Portfolio: Service Shares (previously Janus Aspen Series Global Technology Portfolio: Service Shares)	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Overseas Portfolio: Service Shares (previously Janus Aspen Series Overseas Portfolio: Service Shares)	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio: Service Shares (previously Janus Aspen Series Research Portfolio: Service Shares)	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management, LLC
MFS ® Massachusetts Investors Growth Stock Portfolio - Service Class	Seeks capital appreciation.	MFS ® Investment Management
MFS ® New Discovery Series - Service Class	Seeks capital appreciation.	MFS ® Investment Management
MFS ® Utilities Series - Service Class	Seeks total return.	MFS ® Investment Management
Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares	Seeks to provide current income and capital appreciation.	Morgan Stanley Investment Management Inc., adviser; Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, subadvisers.
Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.

RiverSource Retirement Advisor Variable Annuity — Prospectus    19

Investing In	Investment Objective and Policies	Investment Adviser
Neuberger Berman AMT International Equity Portfolio (Class S)	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)	Seeks capital appreciation with an emphasis on absolute (i.e., positive) returns.	Neuberger Berman Investment Advisers LLC
Oppenheimer Global Fund/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Global Strategic Income Fund/VA, Service Shares	Seeks total return.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
PIMCO VIT All Asset Portfolio, Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.	Pacific Investment Management Company LLC (PIMCO)
PIMCO VIT Total Return Portfolio, Advisor Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
Putnam VT Sustainable Leaders Fund - Class IB Shares (previously Putnam VT - Multi-Cap Growth Fund - Class IB Shares)	Seeks long-term capital appreciation.	Putnam Investment Management, LLC, advisor; Putnam Investments Limited, sub-manager.
Royce Capital Fund - Micro-Cap Portfolio, Investment Class	Seeks long-term growth of capital.	Royce & Associates, LP
Templeton Global Bond VIP Fund - Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.
Third Avenue Value Portfolio	Seeks long-term capital appreciation by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value.	Third Avenue Management LLC
VanEck VIP Global Gold Fund (Class S Shares)	Seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.	Van Eck Associates Corporation
Variable Portfolio - Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC

20    RiverSource Retirement Advisor Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Risk Fund (Class 2) (previously Columbia Variable Portfolio - Managed Risk Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Risk U.S. Fund (Class 2) (previously Columbia Variable Portfolio - Managed Risk U.S. Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Conservative Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC

RiverSource Retirement Advisor Variable Annuity — Prospectus    21

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - Moderately Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Partners Small Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Denver Investment Advisors LLC, Jacobs Levy Equity Management, Inc., Nuveen Asset Management, LLC and Segall Bryant & Hamill, LLC, subadvisers.
(Effective on or about May 1, 2018, Denver Investments Advisors LLC will no longer serve as subadviser for this Fund.)
Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2) (previously Columbia Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Growth Fund (Class 2) (previously Columbia Variable Portfolio - U.S. Flexible Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2) (previously Columbia Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Wanger International	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC
Wanger USA	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC
Wells Fargo VT Index Asset Allocation Fund - Class 2	Seeks long-term total return, consisting of capital appreciation and current income.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT International Equity Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Small Cap Growth Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

22    RiverSource Retirement Advisor Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Western Asset Variable Global High Yield Bond Portfolio - Class II	Seeks to maximize total return.	Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisers.
*The Fund’s name change is effective on May 1, 2018.
The General Account
The general account includes all assets owned by RiverSource Life, other than those in the variable account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any death or living benefits offered under the contract. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The Fixed Account
You also may allocate purchase payments and purchase payment credits or transfer contract value to the fixed account. Amounts allocated to the fixed account are part of our general account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings.
We have not registered interests in the fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. We believe these options are exempt from registration under the federal securities laws because the underlying values do not vary according to the performance of a separate account and satisfy state standard non-forfeiture laws. Accordingly, we have a reasonable basis for concluding that the fixed account provides sufficient guarantees of principal and interest through the company’s general account to qualify under Section 3(a)(8) of the Securities Act of 1933.
The fixed account has not been registered with the SEC. Disclosures regarding the fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Buying Your Contract
New contracts are not currently being offered.
As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner or an annuitant if you are 90 or younger.
The contract provides for allocation of purchase payments and purchase payment credits to the subaccounts of the variable account and/or to the fixed account in tenth of percent increments. We reserve the right to not accept purchase payments allocated to the fixed account for twelve months following: (1) a partial surrender from the fixed account; or (2) a lump sum from the fixed account to the subaccounts.
If we receive an additional purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

RiverSource Retirement Advisor Variable Annuity — Prospectus    23

Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Purchase Payments
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of the contract.
Minimum allowable purchase payments(1)
If paying by installments under a scheduled payment plan:
$50 per month
If paying by any other method:
$50
(1)	If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days’ written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in New Jersey.
Maximum allowable annual purchase payments(2) based on the age of you or the annuitant, whoever is older, on the effective date of the contract:
$100,000 for ages through 85
$50,000 for ages 86 to 90
(2)	These limits to annual contributions apply in total to all RiverSource Life annuities you own. We reserve the right to increase maximum annual limits. For qualified annuities the tax-deferred retirement plan’s or the Code’s limits on annual contributions also apply.
We will consider your contract void from the start if we do not receive your initial purchase payment within 180 days from the application signed date.
Except for TSAs, purchase payments are limited and may not be made after the third contract anniversary in Massachusetts, Washington and Oregon.
We reserve the right to not accept purchase payments allocated to the fixed account for twelve months following either:
1.    a partial surrender from the fixed account; or
2.    a lump sum transfer from the fixed account to a subaccount.
How to Make Purchase Payments
1 1 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
70200 Ameriprise Financial Center
Minneapolis, MN 55474
2 2 By scheduled payment plan
We can help you set up:
•	an automatic payroll deduction, salary reduction or other group billing arrangement; or
•	a bank authorization.
Purchase Payment Credits
We add a credit to your contract in the amount of:
•	1% of each purchase payment received:
– if you elect the ten-year surrender charge schedule* for your contract; or

24    RiverSource Retirement Advisor Variable Annuity — Prospectus

– if you elect the seven-year surrender charge schedule for your contract and your initial purchase payment to the contract is at least $100,000.
•	2% of each purchase payment received if you elect the ten-year surrender charge schedule* for your contract and your initial purchase payment to the contract is at least $100,000.
We fund the credit from our general account. We do not consider credits to be “investments” for income tax purposes. (See “Taxes.”)
We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.
We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract. (See “The Contract in Brief — Free look period.”)
*	The ten-year surrender charge is not available in Oregon. Contracts purchased in Oregon are only eligible for a 1% purchase payment credit if the initial purchase payment is at least $100,000.
To the extent a death benefit or surrender payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for surrender charge waiver due to Nursing Home Confinement, we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits**.
Surrender charges under the contract may be higher than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated them. Because of higher charges, there could be circumstances where you may be worse off purchasing this contract with the credits than purchasing other contracts. All things being equal (such as fund performance and availability), this may occur if you select the ten-year surrender charge and you make a full withdrawal in years five through ten. We pay for the credits primarily through revenue from a higher and longer withdrawal charge schedule and through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts. We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.
**	For contracts purchased in Oregon, we will not assess a charge equal to the amount of the purchase payment credits upon payment of a death benefit or surrender.
Limitations on Use of Contract
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.
The Settlement Date
Annuity payouts are scheduled to begin on the settlement date. This means that the contract will be annuitized (converted to a stream of monthly payments), and the first payment will be sent on the settlement date. If your contract is annuitized, the contract goes into payout mode and only the annuity payout provisions continue. You will no longer have access to your contract value. In addition, the death benefit and any optional benefits you have elected will end.
Generally, the settlement date must be no later than the annuitant’s 95th birthday or the tenth contract anniversary. You can choose to delay the annuitization of your contract to a date beyond age 95, to the extent allowed by applicable tax laws, provided you send us written instructions at least 30 days before annuity payouts begin.
Six months prior to your settlement date, we will contact you with your options, including the option to postpone your settlement date to a future date. If you do not make an election, annuity payouts, using the contract’s default option of Annuity Payout Plan B — Life annuity with 10 years certain, will begin on the settlement date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, payments will continue until 10 years of payments have been made.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your settlement date, your contract will not be automatically annuitized (subject to state requirements). However, if you choose, you can elect to request annuititzation or take partial surrenders to meet your required minimum distributions.

RiverSource Retirement Advisor Variable Annuity — Prospectus    25

Charges
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary at the end of each contract year. Subject to state regulatory requirements, we prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value.
We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.
If you surrender your contract, we will deduct the charge at the time of surrender regardless of the contract value or purchase payments made. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.
Mortality and Expense Risk Fee
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee. For nonqualified annuities the fee totals 0.95% of the average daily net assets on an annual basis. For qualified annuities the fee totals 0.75% of the average daily net assets on an annual basis. This fee covers the mortality and expense risk that we assume. This fee does not apply to the fixed account.
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•	then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.
MAV Rider Fee
We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.15% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.
If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in “Optional Benefits”), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
EEB Rider Fee
We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.30% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.
If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you chose to drop this rider on an anniversary (subject to the restrictions given in “Optional Benefits”), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
(1)	You may select either the MAV or EEB riders. Or you may select the MAV and the EEB. Riders may not be available in all states. The MAV and EEB are only available if you and the annuitant are 75 or younger at the rider effective date.

26    RiverSource Retirement Advisor Variable Annuity — Prospectus

PN Rider Fee
Before May 10, 2010, we deducted an annual charge of 0.10% of your contract value less any excluded accounts on your contract anniversary at the end of each contract year. This fee is no longer applicable beginning May 10, 2010.
Surrender Charge
If you surrender all or part of your contract, you may be subject to a surrender charge. A surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. You select the surrender charge period at the time of your application for the contract. The surrender charge percentages that apply to you are shown in your contract.
You may surrender an amount during any contract year without a surrender charge. We call this amount the Total Free Amount (TFA). The TFA is defined as the greater of:
•	10% of the contract value on the prior contract anniversary; or
•	current contract earnings.
NOTE: We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, or the fixed account.
Amounts surrendered in excess of the TFA may be subject to a surrender charge as described below.
1.	First, we surrender the TFA. We do not assess a surrender charge on the TFA.
2.	Next we surrender purchase payments received prior to the surrender charge period you selected and shown in your contract. We do not assess a surrender charge on these purchase payments.
3.	Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period you selected and shown in your contract. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.
We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.
The surrender charge percentage depends on the number of years since you made the payments that are surrendered, depending on the schedule you selected*:
Seven-year schedule		Ten-year schedule*
Number of completed years from date of each purchase payment**	Surrender charge percentage	Number of completed years from date of each purchase payment**	Surrender charge percentage
0	7%	0	8%
1	7	1	8
2	7	2	8
3	6	3	7
4	5	4	7
5	4	5	6
6	2	6	5
7	0	7	4
		8	3
		9	2
		10	0
*	The ten-year surrender charge schedule is not available for contracts issued in Oregon. For contracts issued in Massachusetts, Oregon and Washington, surrender charges are waived after the tenth contract anniversary for all payments regardless of when payments are made.
**	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed fourteen days prior to the anniversary of the day each purchase payment was received.
Partial Surrenders
For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. The surrender charge percentage is applied to this total amount. We pay you the amount you requested.
For an example, see Appendix A.
Liquidation charge under Variable Payout Plan E — Payouts for a specified period: Under this annuity payout plan, you can choose to surrender those payments. The amount that you can surrender is the present value of any remaining variable payouts. For qualified annuities, the discount rate we use in the calculation will be either 4.72% or 6.22%, depending on the applicable assumed investment rate. For nonqualified annuities, the discount rate we use in the

RiverSource Retirement Advisor Variable Annuity — Prospectus    27

calculation will vary between 4.92% and 6.42%, depending on the applicable assumed investment rate. The liquidation charge equals the present value of the remaining payments using the assumed interest rate minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Surrender charge under annuity payout plans allowing surrenders of the present value of remaining guaranteed payouts: If you elect an annuity payout plan and the plan we make available provides a liquidity feature permitting you to surrender any portion of the underlying value of remaining guaranteed variable payouts, a surrender charge may apply.
A surrender charge will be assessed against the present value of any remaining guaranteed payouts surrendered. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you are surrendering, the present value determined will be multiplied by the surrender charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Surrender charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit surrenders in the first year after annuititzation.
We will provide a quoted present value (which includes the deduction of any surrender charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following surrender will be reduced, possibly to zero.
Surrender charge calculation example
The following is an example of the calculation we would make to determine the surrender charge on a contract that contains a seven-year surrender charge schedule with this history:
•	We received these payments:
–	$10,000 paid on the contract date;
–	$8,000 paid during the sixth contract year;
–	$6,000 paid during the eighth contract year; and
•	The owner surrenders the contract for its total contract value of $26,500 during the tenth contract year and had not made any other surrenders during that contract year; and
•	The contract value was $28,000 on the ninth contract anniversary.

Surrender charge	Explanation
$ 0	$2,500 is contract earnings surrendered without charge; and
0	$300 is 10% of the prior anniversary’s contract value that is in excess of contract earnings surrendered without charge (from above).
10% of $28,000 = $2,800 – $2,500 = $300
0	$10,000 purchase payment was received eight or more years before surrender and is surrendered without surrender charge; and
480	$8,000 purchase payment is surrendered with a 6% surrender charge since there have been 3 completed years from date of purchase payment; and
420	$6,000 purchase payment is surrendered with a 7% surrender charge since there has been 1 completed year from date of purchase payment.
$900

28    RiverSource Retirement Advisor Variable Annuity — Prospectus

Waiver of surrender charges
We do not assess surrender charges for:
•	surrenders of any contract earnings;
•	surrenders of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;
•	amounts surrendered after the tenth contract anniversary in Massachusetts, Washington and Oregon regardless of when payments are made.
•	to the extent that they exceed the greater of contract earnings or 10% of the contract value on the prior contract anniversary, required minimum distributions from a qualified annuity. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;
•	contracts settled using an annuity payout plan, unless an Annuity Payout Plan E is later surrendered;
•	amounts we refund to you during the free look period*;
•	death benefits*; and
•	surrenders you make under your contract’s “Waiver of Surrender Charges for Nursing Home Confinement” provision*. To the extent permitted by state law, this provision applies when you are under age 76 at contract issue. Under this provision, we will waive surrender charges that we normally assess upon full or partial surrender if you provide proof satisfactory to us that, as of the date you request the surrender, you or the annuitant are confined to a nursing home and have been for the prior 90 days and the confinement began after the contract date. (See your contract for additional conditions and restrictions on this waiver.)
* However, we will reverse certain purchase payment credits. (See “Buying your contract — Purchase payment credits.”)
Other information on charges: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59½ (fee waived in case of death or disability).
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you surrender your contract.
Valuing Your Investment
We value your accounts as follows:
The Fixed Account
We value the amounts allocated to the fixed account directly in dollars. The fixed account value equals:
•	the sum of your purchase payments and purchase payment credits and transfer amounts allocated to the fixed account;
•	plus interest credited;
•	minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out,
•	minus any prorated portion of the contract administrative charge;
•	minus any prorated portion of the MAV rider fee (if selected); and
•	minus any prorated portion of the EEB rider fee (if selected).
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payments credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain

RiverSource Retirement Advisor Variable Annuity — Prospectus    29

number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount or we assess a contract administrative charge, surrender charge or fee for any optional riders with annual charges (if applicable).
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:
Number of units: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.
Accumulation unit value: the current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share; and
•	subtracting the percentage factor representing the mortality and expense risk fee from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•	additional purchase payments you allocate to the subaccounts;
•	any purchase payment credits allocated to the subaccounts;
•	transfers into or out of the subaccounts;
•	partial surrenders;
•	surrender charges;
and a deduction of:
•	a prorated portion of the contract administrative charge;
•	a prorated portion of the MAV rider charge (if selected); and/or
•	a prorated portion of the EEB rider charge (if selected).
Accumulation unit values will fluctuate due to:
•	changes in fund net asset value;
•	fund dividends distributed to the subaccounts;
•	fund capital gains or losses;
•	fund operating expenses; and/or
•	mortality and expense risk fees.
Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. You may not set up an automated transfer if the PN program is in effect. The potential effect is to lower your average cost per unit.

30    RiverSource Retirement Advisor Variable Annuity — Prospectus

How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		Jun	100	18	5.56
		Jul	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your financial advisor.
Asset Rebalancing
You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in tenth of a percent amounts) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in numbers with no more than one digit past the decimal. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.
Different rules apply to asset rebalancing under the Portfolio Navigator program (see “Portfolio Navigator Program” below).
Portfolio Navigator Program (PN Program)
If you are participating in the PN program, your contract value is allocated to a PN program investment option. The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds’ investment objective (“Portfolio Navigator funds”). You do not need to participate in the PN program to allocate your contract value to one or more Portfolio Navigator funds available under the PN program. You may choose to discontinue your participation in the PN program at any time.
The PN program also allows those who participated in a previous version of the PN program and who previously opted out of the transfer of their contract value to Portfolio Navigator funds to remain invested in accordance with a “static” PN program model portfolio investment option that is not subject to updating or reallocation. For more information on the static model portfolios, see “The static model portfolios” below.
You should review any PN program information, including the prospectus for the funds of funds, carefully. Your financial advisor can provide you with additional information and can answer questions you may have on the PN program.
The Portfolio Navigator funds. We offer the following Portfolio Navigator funds:
1.    Variable Portfolio – Aggressive Portfolio
2.    Variable Portfolio – Moderately Aggressive Portfolio
3.    Variable Portfolio – Moderate Portfolio
4.    Variable Portfolio – Moderately Conservative Portfolio

RiverSource Retirement Advisor Variable Annuity — Prospectus    31

5.  Variable Portfolio – Conservative Portfolio
Each of the Portfolio Navigator funds is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. For additional information about the Portfolio Navigator funds’ investment strategies, see the Funds’ prospectus.
The static model portfolios. If you have chosen to remain invested in a “static” PN program model portfolio investment option, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds according to the allocation percentages stated for the model portfolio. If you are participating in the PN program through a model portfolio, you instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.
If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, liquidation, merger or other factors.
Although the model portfolios are no longer maintained on an ongoing basis, the asset allocations in the model portfolios may have been affected by conflicts of interest similar to those to which the funds of funds are subject. Certain of the underlying funds in the model portfolios are managed by Columbia Management or an affiliate while others are not, and we or our affiliate had an incentive to specify greater allocation percentages for the affiliated underlying funds.
Participating in the PN program. You are responsible for determining which investment option is best for you. Your financial advisor can help you make this determination. In addition, your financial advisor may provide you with an investor questionnaire, a tool to help define your investing style that is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio or investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option (or the asset mix reflected in the model portfolio, if applicable) you select or have selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life is not responsible for your decision to participate in the PN program, your selection of a specific investment option or model portfolio, if applicable, or your decision to change to a different investment option.
Currently, there are five Portfolio Navigator funds (and under the previous PN program five static model portfolio investment options) ranging from conservative to aggressive. You may not use more than one investment option or model portfolio at a time. Each investment option is a fund of funds. Each model portfolio consists of subaccounts and/or the regular fixed account (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program in a model portfolio, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.
You may request a change to your fund of funds (or a transfer from your model portfolio to a fund of funds) up to twice per contract year by written request on an authorized form or by another method agreed to by us. We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:
•	limit your choice of investment options based on the amount of your initial purchase payment we accept or your contract value when you take a surrender;
•	substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and
•	discontinue the PN program after 30 days’ written notice.
Risks. An investment in a fund involves risk. Principal risks associated with an investment in a fund may be found in the relevant fund’s prospectus. There is no assurance that the funds will achieve their respective investment objectives. In addition, there is no guarantee that the fund’s strategy will have its intended effect or that it will work as effectively as is intended.
Investing in a Portfolio Navigator fund or PN program static model portfolio does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the fund, you might benefit (or benefit more) from selecting alternative investment options.
For more information and a list of the risks associated with investing in the funds, please consult the applicable funds’ prospectus and “The Variable Account and the Funds – Risks and Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.

32    RiverSource Retirement Advisor Variable Annuity — Prospectus

Conflicts of interest. In providing investment advisory services for the funds of funds and the underlying funds in which the funds of funds invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
For additional information regarding the conflicts of interest to which Columbia Management may be subject, see the funds’ prospectus and “The Variable Account and the Funds – Risks and Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Transferring Among Accounts
The transfer rights discussed in this section do not apply while the PN program is in effect. You may transfer contract value from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the fixed account.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•	If we receive your transfer request at our Service Center in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•	If we receive your transfer request at our Service Center in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•	If we receive your transfer request at our Service Center in good order before the close of the NYSE, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•	If we receive your transfer request at our Service Center in good order at or after the close of the NYSE, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.
Subject to state regulatory requirements, we may suspend or modify transfer privileges at any time.
For information on transfers after annuity payouts begin, see “Transfer policies” below.
Transfer policies
•	Before annuity payouts begin, you may transfer contract values between the subaccounts. You may also transfer contract values from the subaccounts to the fixed account. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next contract anniversary.
•	You may transfer contract values from the fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).
•	If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.
•	If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.
•	We will not accept requests for transfers from the fixed account at any other time.
•	Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

RiverSource Retirement Advisor Variable Annuity — Prospectus    33

We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying fund in which a subaccount invests;
•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and
•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;
•	not accepting telephone or electronic transfer requests;
•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of

34    RiverSource Retirement Advisor Variable Annuity — Prospectus

fund shares. This assistance may include but not be limited to providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable accounts are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
How to Request a Transfer or Surrender
1 1 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or surrenders:	$250 or entire account balance

Maximum amount
Transfers or surrenders:	Contract value or entire account balance
*	Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 2 By automated transfers and automated partial surrenders
Your financial advisor can help you set up automated transfers among your subaccounts or fixed account or partial surrenders from the accounts.
You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.
•	Automated transfers from the fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.
•	Automated surrenders may be restricted by applicable law under some contracts.
•	You may not make additional systematic payments if automated partial surrenders are in effect.

RiverSource Retirement Advisor Variable Annuity — Prospectus    35

•	Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.
•	The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.
•	If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.
•	If the PN program is in effect, you are not allowed to set up automated transfers.

Minimum amount
Transfers or surrenders:	$50

Maximum amount
Transfers or surrenders:	None (except for automated transfers from the fixed account)

3 3 By telephone
Call:
1-800-862-7919
Minimum amount
Transfers or surrenders:	$250 or entire account balance

Maximum amount
Transfers:	Contract value or entire account balance
Surrenders:	$100,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.
Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.
Surrenders
You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us.
The date your surrender request will be processed depends on when and how we receive it:
For surrender requests received in writing:
•	If we receive your surrender request at our Service Center in good order before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our Service Center in good order at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
For surrender requests received by phone:
•	If we receive your surrender request at our Service Center in good order before the close of the NYSE, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our Service Center in good order at or after the close of the NYSE, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
You may have to pay a contract administrative charge, surrender charges, or any applicable optional rider charges (see “Charges”). Federal income taxes and penalties as well as state and local income taxes may apply (see “Taxes”). You cannot make surrenders after annuity payouts begin except under Plan E (see “The Annuity Payout Period — Annuity Payout Plans”).

36    RiverSource Retirement Advisor Variable Annuity — Prospectus

Any partial surrender you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”).
Surrender Policies
If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. The minimum contract value after partial surrender is $600.
Receiving Payment
1 1 By regular or express mail
•	payable to you;
•	mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
2 2 By wire or other form of electronic payment
•	request that payment be wired to your bank;
•	pre-authorization required.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your financial advisor.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
– the NYSE is closed, except for normal holiday and weekend closings;
– trading on the NYSE is restricted, according to SEC rules;
– an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
– the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
A Special Note on Cybersecurity Risks
Cybersecurity and Systems Integrity
Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.

RiverSource Retirement Advisor Variable Annuity — Prospectus    37

TSA — Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.
The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–	you are at least age 59½;
–	you are disabled as defined in the Code;
–	you severed employment with the employer who purchased the contract;
–	the distribution is because of your death;
–	the distribution is due to plan termination; or
–	you are a qualifying military reservist.
•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
•	If the contract has a loan provision, the right to receive a loan is described in detail in your contract.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the MAV or EEB. The terms of the EEB and the MAV will change due to a change of ownership. If either the new owner or the annuitant is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively “start over”. We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the “issue age” to determine the benefit levels. The account value on the date of the ownership change will be treated as a “purchase payment” in determining future values of “earnings at death” under the EEB. If either the new owner or the annuitant is older than age 75, the MAV will terminate. If the MAV on the date of ownership change is greater than the account value on the date of the ownership change, we will set the MAV equal to the account value. Otherwise, the MAV value will not change due to a change in ownership. Please see the descriptions of these riders in “Optional Benefits.”
The rider charges described in “Charges” will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

38    RiverSource Retirement Advisor Variable Annuity — Prospectus

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.
Benefits in Case of Death — Standard Death Benefit
We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death if you die before the settlement date while this contract is in force. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.
If both you and the annuitant are age 80 or younger on the date of death, the beneficiary receives the greatest of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges;
•	purchase payments minus adjusted partial surrenders; or
•	the contract value as of the most recent sixth contract anniversary, preceding the date of death, plus any purchase payments since that anniversary, minus adjusted partial surrenders since that anniversary.
If either you or the annuitant are age 81 or older on the date of death, the beneficiary receives the greater of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or
•	purchase payments minus adjusted partial surrenders.

Adjusted partial surrenders	=	PS x DB
CV

PS	=	the amount by which the contract value is reduced as a result of the partial surrender.
DB	=	is the death benefit on the date of (but prior to) the partial surrender.
CV	=	the contract value on the date of (but prior to) the partial surrender.
Example of standard death benefit calculation when you and the annuitant are age 80 or younger:
•	You purchase the contract with a payment of $20,000.
•	On the sixth contract anniversary the contract value grows to $30,000.
•	During the seventh contract year the contract value falls to $28,000 at which point you take a $1,500 partial surrender, leaving a contract value of $26,500.

We calculate the death benefit as follows:
The contract value on the most recent sixth contract anniversary:	$30,000.00
plus purchase payments made since that anniversary:	+0.00
minus adjusted partial surrenders taken since that anniversary calculated as:
$1,500 x $30,000	–1,607.14
$28,000
for a death benefit of:	$28,392.86
If You Die Before Your Settlement Date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the next accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.
Nonqualified annuities
If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, give us written instructions to continue the contract as owner.
If you elected any optional contract features and riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders.
We will not waive surrender charges on contracts continued under the spousal continuation provision.

RiverSource Retirement Advisor Variable Annuity — Prospectus    39

If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•	the beneficiary elects in writing, and payouts begin, no later than one year after your death, or other date as permitted by the IRS; and
•	the payout period does not extend beyond the beneficiary’s life or life expectancy.
Qualified annuities
•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, with the contract value equal to the death benefit that would otherwise have been paid or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70½. If you attained age 70½ at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
If you elected any optional contract features and riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders.
We will not waive surrender charges on contracts continued under the spousal continuation provision.
•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70½, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70½, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:
•	the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•	the payout period does not extend beyond the beneficiary’s life or life expectancy.
Additionally, any optional riders, if selected, will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.
•	Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.
Death benefit payment in a lump sum: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into another Ameriprise Financial, Inc. account).
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner/annuitant or the unclaimed death benefits will be presumed abandoned and subject to escheatment.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the

40    RiverSource Retirement Advisor Variable Annuity — Prospectus

risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
Maximum Anniversary Value Death Benefit (MAV)
The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you or the annuitant is older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to fixed account values during the time you have amounts allocated to the fixed account. Be sure to discuss with your financial advisor whether or not the MAV is appropriate for your situation.
If both you and the annuitant are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion.
On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary’s maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value if the current contract value is higher. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.
If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or
•	purchase payments minus adjusted partial surrenders; or
•	the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.
Terminating the MAV
•	You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.
•	You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.
•	The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.
•	The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.
If you terminate the MAV, the standard death benefit applies.
In general, if your spouse is the sole beneficiary, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the MAV rider. In this case, the rider charges described in “Charges” will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.
Example
•	You add the MAV when your contract value is $20,000.
•	On the first contract anniversary after the rider effective date the contract value grows to $24,000.

RiverSource Retirement Advisor Variable Annuity — Prospectus    41

•	During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

We calculate the death benefit as follows:
The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:
Greatest of your contract anniversary contract values:	$24,000
plus purchase payments made since that anniversary:	+0
minus adjusted partial surrenders, calculated as:
($1,500 × $24,000) =	–1,636
$22,000
for a death benefit of:	$22,364
Enhanced Earnings Death Benefit (EEB)
The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The EEB provides reduced benefits if you or the annuitant is age 70 or older at the rider effective date and it does not provide any additional benefit before the first contract anniversary after the rider effective date. The EEB also may result in reduced benefits if you take RMDs (see “Taxes — Qualified Annuities — Required Minimum Distributions”) from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your financial advisor whether or not the EEB is appropriate for your situation.
If both you and the annuitant are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract. We will determine the rider effective date for the EEB added after we issue the contract according to terms determined by us and at our sole discretion.
The EEB provides that if you or the annuitant dies after the first contract anniversary after the rider effective date, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•	the standard death benefit amount (see “Benefits in Case of Death — Standard Benefit”) or the MAV death benefit amount, if applicable,
PLUS
•	40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date; or
•	15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date.
Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.
Earnings at death for the EEB: If the rider effective date for the EEB is the contract issue date, earnings at death is an amount equal to:
•	the standard death benefit amount or the MAV death benefit amount, if applicable (the “death benefit amount”)
•	minus purchase payments not previously surrendered.
The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.
If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death benefit amount
•	minus the greater of:
•	the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or
•	an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date.
•	plus any purchase payments made on or after the EEB rider effective date not previously surrendered.
The earnings at death may not be less than zero and may not be more than 250% multiplied by:
•	the greater of:
•	the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

42    RiverSource Retirement Advisor Variable Annuity — Prospectus

•	an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since the rider effective date
•	plus any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.
Terminating the EEB
•	You may terminate the EEB rider within 30 days of the first contract anniversary after the rider effective date.
•	You may terminate the EEB rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.
•	The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.
•	The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.
Example of the EEB
•	You purchased the contract with a purchase payment of $100,000. You add the EEB rider when your contract value is $100,000 and both you and the annuitant are under age 70. You selected the seven-year surrender charge schedule, the MAV and the EEB.
•	During the first contract year the contract value grows to $105,000. The death benefit equals the standard death benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary after the rider effective date so the EEB does not provide any additional benefit at this time.
•	On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

MAV death benefit amount (contract value):	$110,000
plus the EEB which equals 40% of earnings at death (MAV death benefit amount minus payments not previously surrendered):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•	On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit amount (maximum anniversary value):	$110,000
plus the EEB (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•	During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 5% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the surrender is subject to a 5% surrender charge because your purchase payment is four years old, so we will surrender $39,500 ($37,525 + $1,975 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $48,025. We calculate purchase payments not previously surrendered as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
$110,000 –	($50,000 × $110,000)	=	$57,619
	$105,000
plus the EEB (40% of earnings at death):
0.40 × ($57,619 – $55,000) =			+1,048
Total death benefit of:			$58,667
•	On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $58.667. The reduction in contract value has no effect.
•	On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit equals:

MAV death benefit amount (contract value):	$200,000
plus the EEB (40% of earnings at death)
0.40 × 2.50 × ($55,000) =	+55,000

RiverSource Retirement Advisor Variable Annuity — Prospectus    43

Total death benefit of:	$255,000
•	During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,000. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit equals:

MAV death benefit amount (contract value):	$250,000
plus the EEB (40% of earnings at death, up to a maximum of 100% of purchase payments not previously surrendered that are one or more years old)
0.40 × 2.50 × ($55,000) =	+55,000
Total death benefit of:	$305,000
•	During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is now one year old. The value of the EEB changes. The death benefit equals:

MAV death benefit amount (contract value):	$250,000
plus the EEB which equals 40% of earnings at death (the standard death benefit amount minus payments not previously surrendered):
0.40 × ($250,000 – $105,000) =	+58,000
Total death benefit of:	$308,000
In general, if your spouse is the sole beneficiary, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If the spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract then he or she may choose to continue the EEB. In this case, the following conditions will apply:
•	the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of “earnings at death.”
•	the percentages of “earnings at death” payable will be based on your spouse’s age at the time he or she elects to continue the contract.
•	the rider charges described in “Charges — EEB Rider Fee” will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.
NOTE: For special tax considerations associated with the EEB, see “Taxes.”
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct surrender charges upon settlement but surrender charges may be applied when electing to exercise liquidity features we may make available under certain fixed annuity payout options.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date (after any rider charges have been deducted, less any purchase payment credits subject to reversal and less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Nonqualified Annuities — Annuity payouts and Taxes — Qualified Annuities — Annuity payouts.” During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.
Amounts of fixed and variable payouts depend on:
•	the annuity payout plan you select;
•	the annuitant’s age and, in most cases, the annuitant’s sex;
•	the annuity table in the contract; and
•	the amounts you allocated to the accounts at settlement.
In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month based on the performance of the funds. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments or are exercising any available liquidity features we may offer and you have elected.

44    RiverSource Retirement Advisor Variable Annuity — Prospectus

For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract — Transfer policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)
Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts may vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the settlement date:
•	Plan A — Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•	Plan B — Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary in the event the annuitant dies before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•	Plan C — Life annuity — installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•	Plan D — Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
•	Plan E — Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum.
For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. These plans may include cash refund features providing a guarantee of receiving at least a return of the settlement amount (less any annuity payments made and premium tax paid) in the event of the annuitant’s death, term certain installment plans with varying durations, and liquidity features allowing access under certain circumstances to a surrender of the underlying value of remaining payouts. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features may either reduce the amount of future payouts you would otherwise receive or result in payouts ceasing.

RiverSource Retirement Advisor Variable Annuity — Prospectus    45

Utilizing a liquidity feature to surrender the underlying value of remaining payouts may result in the assessment of a surrender charge (See “Charges — Surrender charge”) or a 10% IRS penalty tax. (See “Taxes.”).
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•	in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or
•	over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time amounts are applied to a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike surrenders described below, the income taxation of annuity payouts is subject to exclusion ratios, (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)
Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Surrenders: Generally, if you surrender all or part of your nonqualified annuity before your annuity payouts begin, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Application of surrender charges may alter the manner in which we tax report the surrender. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59½ unless certain exceptions apply.

46    RiverSource Retirement Advisor Variable Annuity — Prospectus

Withholding: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See “Benefits in Case of Death — If You Die Before the Settlement Date”).
Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain investment income of high-income individuals (as well as estates and trusts) is subject to a new 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may generally remain tax-deferred until surrendered or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•	because of your death or in the event of nonnatural ownership, the death of the annuitant;
•	because you become disabled (as defined in the Code);
•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	if it is allocable to an investment before Aug. 14, 1982; or
•	if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for a full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance products, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if

RiverSource Retirement Advisor Variable Annuity — Prospectus    47

the life insurance policy has an outstanding loan, there may be tax consequences. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after-tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Surrenders: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such surrender to be directly rolled over to another eligible retirement plan such as an IRA.
Surrenders from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 70½. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

48    RiverSource Retirement Advisor Variable Annuity — Prospectus

If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
•	the payout is a RMD as defined under the Code;
•	the payout is made on account of an eligible hardship; or
•	the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•	because of your death;
•	because you become disabled (as defined in the Code);
•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
•	to pay certain medical or education expenses (IRAs only); or
•	if the distribution is made from an inherited IRA.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See “Benefits in Case of Death — If You Die Before the Settlement Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new surrender charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Purchase payment credits: These are considered earnings and are taxed accordingly when surrendered or paid out.

RiverSource Retirement Advisor Variable Annuity — Prospectus    49

Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.
Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•	the reserve held in each subaccount for your contract; divided by
•	the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•	laws or regulations change;
•	the existing funds become unavailable; or
•	in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.

50    RiverSource Retirement Advisor Variable Annuity — Prospectus

If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
•	add new subaccounts;
•	combine any two or more subaccounts;
•	transfer assets to and from the subaccounts or the variable account; and
•	eliminate or close any subaccounts.
We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we will reallocate amounts remaining in the fund being eliminated or closed to a different subaccount. We will notify you in advance of any such reallocation. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
New contracts are not currently being offered.
•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
•	The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its financial advisors sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments to Selling Firms
•	We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.75% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 0.25% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.
•	We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
•	In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for financial advisors, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•	marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•	providing service to contract owners; and
•	funding other events sponsored by a selling firm that may encourage the selling firm’s financial advisors to sell the contract.

RiverSource Retirement Advisor Variable Annuity — Prospectus    51

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its financial advisors to favor the contracts.
Sources of Payments to Selling Firms
We pay the commissions and other compensation described above from our assets. Our assets may include:
•	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see “Expense Summary”);
•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The funds”);
•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and
•	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•	fees and expenses we collect from contract owners, including surrender charges; and
•	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
•	cause selling firms to encourage their financial advisors to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•	cause selling firms to grant us access to its financial advisors to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.
Payments to Financial Advisors
•	The selling firm pays its financial advisors. The selling firm decides the compensation and benefits it will pay its financial advisors.
•	To inform yourself of any potential conflicts of interest, ask your financial advisor before you buy how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if you buy the contract.
Service Providers
Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus. We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. Entities that provided services to RiverSource Life in 2017 are listed in the table below.
Name of Service Provider	Services Provided	Address
Ameriprise Financial, Inc.	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA
Ameriprise India Private Limited	Administrative support related to new business and servicing of existing contracts and policies annual report filings	Plot No. 14, Sector 18 Udyog Vihar Gurugram, Haryana – 122 015 India
Sykes Enterprise Incorporated	Administrative support related to e new business and servicing of existing contracts and policies	10 th Floor, Glorietta BPO 1 Office Tower Makati City 1224 Metro Manila Philippines

52    RiverSource Retirement Advisor Variable Annuity — Prospectus

Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
Legal Proceedings
Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. RiverSource Life has cooperated and will continue to cooperate with the applicable regulators.
RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a have material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the forgoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

RiverSource Retirement Advisor Variable Annuity — Prospectus    53

Appendix A: Example — Surrender Charges
Partial surrender charge calculation example
Assume you requested a surrender of $1,000 and there is a surrender charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:
Amount requested	or	$1,000	=	$1,075.27
1.00 – surrender charge		.93
By applying the 7% surrender charge to $1,075.27, the surrender charge is $75.27. We pay you the $1,000 you requested. If you make a full surrender of your contract, we also will deduct the applicable contract administrative charge and the applicable prorated MAV, EEB or EEP charge.
Surrender charge calculation example
The following is an example of the calculation we would make to determine the surrender charge on a RAVA Advantage contract that contains a seven-year surrender charge schedule with this history:
•	We received these payments:
•	$10,000 paid on the contract date;
•	$8,000 paid on the sixth contract anniversary;
•	$6,000 paid on the eighth contract anniversary; and
•	The owner surrenders the contract for its total contract value of $26,500 and had not made any other surrenders during that contract year; and
•	The contract value was $28,000 on the ninth contract anniversary.

Surrender Charge	Explanation
$ 0	$2,500 is contract earnings surrendered without charge; and
0	$300 is 10% of the prior anniversary contract value that is in excess of contract earnings surrendered without charge (from above). 10% of $28,000 = $2,800 – $2,500 = $300
0	$10,000 payment was received eight or more years before surrender and is surrendered without surrender charge; and
480	$8,000 payment is surrendered with a 6% surrender charge since there have been 3 completed years from date of purchase payment; and
420	$6,000 payment is surrendered with a 7% surrender charge since there has been 1 completed year from date of purchase payment.
$900

54    RiverSource Retirement Advisor Variable Annuity — Prospectus

Appendix B: Condensed Financial Information (Unaudited)
The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2017.
Variable account charges of 0.75% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.11	$1.08	$1.11	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.11	$1.08	$1.11	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	557	776	932	699	542	—	—	—	—	—

AB VPS Global Thematic Growth Portfolio (Class B) (11/01/2005)
Accumulation unit value at beginning of period	$1.37	$1.40	$1.37	$1.32	$1.08	$0.96	$1.26	$1.07	$0.71	$1.36
Accumulation unit value at end of period	$1.86	$1.37	$1.40	$1.37	$1.32	$1.08	$0.96	$1.26	$1.07	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	1,296	1,165	1,366	1,644	1,917	2,217	3,348	4,452	5,299	3,750

AB VPS Growth and Income Portfolio (Class B) (08/13/2001)
Accumulation unit value at beginning of period	$2.10	$1.90	$1.89	$1.74	$1.30	$1.12	$1.06	$0.95	$0.80	$1.35
Accumulation unit value at end of period	$2.47	$2.10	$1.90	$1.89	$1.74	$1.30	$1.12	$1.06	$0.95	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	16,253	19,036	23,500	28,225	34,405	40,750	48,468	55,671	68,595	84,420

AB VPS International Value Portfolio (Class B) (08/13/2001)
Accumulation unit value at beginning of period	$1.73	$1.76	$1.73	$1.87	$1.53	$1.35	$1.69	$1.63	$1.23	$2.64
Accumulation unit value at end of period	$2.15	$1.73	$1.76	$1.73	$1.87	$1.53	$1.35	$1.69	$1.63	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	27,445	32,314	39,737	47,056	56,626	67,635	83,009	102,937	150,692	202,780

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.02	$0.73	$1.18	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.00	$1.02	$0.73	$1.18	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,613	8,138	9,450	10,226	4,271	—	—	—	—	—

American Century VP International, Class I (09/15/1999)
Accumulation unit value at beginning of period	$1.39	$1.49	$1.49	$1.58	$1.30	$1.08	$1.24	$1.10	$0.83	$1.52
Accumulation unit value at end of period	$1.82	$1.39	$1.49	$1.49	$1.58	$1.30	$1.08	$1.24	$1.10	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	3,217	3,598	4,159	4,606	5,037	5,968	7,587	9,999	12,855	16,842

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$2.07	$1.70	$1.74	$1.51	$1.17	$1.01	$1.03	$0.87	$0.68	$0.90
Accumulation unit value at end of period	$2.29	$2.07	$1.70	$1.74	$1.51	$1.17	$1.01	$1.03	$0.87	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	7,855	8,606	7,653	8,037	9,110	9,353	11,208	12,924	48,044	54,402

American Century VP Ultra®, Class II (11/01/2005)
Accumulation unit value at beginning of period	$1.93	$1.87	$1.77	$1.63	$1.20	$1.06	$1.06	$0.92	$0.69	$1.19
Accumulation unit value at end of period	$2.53	$1.93	$1.87	$1.77	$1.63	$1.20	$1.06	$1.06	$0.92	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	3,606	4,304	5,243	5,961	7,242	8,724	10,122	11,063	11,805	12,809

American Century VP Value, Class I (09/15/1999)
Accumulation unit value at beginning of period	$3.27	$2.73	$2.86	$2.55	$1.95	$1.72	$1.71	$1.52	$1.28	$1.76
Accumulation unit value at end of period	$3.53	$3.27	$2.73	$2.86	$2.55	$1.95	$1.72	$1.71	$1.52	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	6,558	7,627	8,400	9,657	10,946	12,258	14,862	19,329	24,377	28,576

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.20	$1.16	$1.18	$1.17	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.20	$1.16	$1.18	$1.17	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7,930	9,667	12,251	12,313	10,851	3,746	—	—	—	—

Calvert VP SRI Balanced Portfolio – Class I (05/01/2000)
Accumulation unit value at beginning of period	$1.62	$1.51	$1.56	$1.43	$1.22	$1.12	$1.07	$0.97	$0.78	$1.14
Accumulation unit value at end of period	$1.80	$1.62	$1.51	$1.56	$1.43	$1.22	$1.12	$1.07	$0.97	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	6,913	7,847	8,548	9,533	10,738	11,585	12,719	14,304	15,940	18,431

Columbia Variable Portfolio – Balanced Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.93	$1.82	$1.81	$1.65	$1.37	$1.21	$1.19	$1.07	$0.86	$1.24
Accumulation unit value at end of period	$2.19	$1.93	$1.82	$1.81	$1.65	$1.37	$1.21	$1.19	$1.07	$0.86
Number of accumulation units outstanding at end of period (000 omitted)	41,748	45,866	42,888	43,176	45,325	46,103	53,355	61,921	74,529	61,707

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.61	$0.55	$0.72	$0.93	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.62	$0.61	$0.55	$0.72	$0.93	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	588	522	323	264	148	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.49	$1.39	$1.36	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.80	$1.49	$1.39	$1.36	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9,128	9,275	7,402	4,306	1,941	—	—	—	—	—

RiverSource Retirement Advisor Variable Annuity — Prospectus    55

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.54	$1.44	$1.44	$1.26	$0.95	$0.84	$0.80	$0.69	$0.56	$0.98
Accumulation unit value at end of period	$1.90	$1.54	$1.44	$1.44	$1.26	$0.95	$0.84	$0.80	$0.69	$0.56
Number of accumulation units outstanding at end of period (000 omitted)	73,368	85,755	99,258	111,603	136,765	160,002	186,291	218,715	257,537	301,682

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.88	$0.91	$0.92	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.90	$0.88	$0.91	$0.92	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	666	779	954	886	732	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$2.68	$2.38	$2.46	$2.26	$1.80	$1.59	$1.68	$1.45	$1.15	$1.94
Accumulation unit value at end of period	$3.04	$2.68	$2.38	$2.46	$2.26	$1.80	$1.59	$1.68	$1.45	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	70,804	85,168	101,431	122,319	144,917	166,205	206,688	256,449	508,061	530,216

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$0.89	$0.91	$0.91	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.09	$0.98	$0.89	$0.91	$0.91	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,188	1,875	1,993	2,349	792	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (05/01/2000)
Accumulation unit value at beginning of period	$2.21	$2.13	$2.35	$2.43	$2.49	$2.08	$2.65	$2.23	$1.29	$2.81
Accumulation unit value at end of period	$3.23	$2.21	$2.13	$2.35	$2.43	$2.49	$2.08	$2.65	$2.23	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	14,820	17,346	22,226	26,833	33,013	38,627	46,641	56,730	80,593	111,551

Columbia Variable Portfolio – Global Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.63	$1.67	$1.79	$1.79	$1.95	$1.85	$1.78	$1.68	$1.52	$1.54
Accumulation unit value at end of period	$1.72	$1.63	$1.67	$1.79	$1.79	$1.95	$1.85	$1.78	$1.68	$1.52
Number of accumulation units outstanding at end of period (000 omitted)	18,858	22,431	28,050	36,004	46,672	62,204	73,158	88,623	195,536	201,728

Columbia Variable Portfolio – Government Money Market Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.15	$1.16	$1.17	$1.18	$1.19	$1.20	$1.21	$1.22	$1.22	$1.20
Accumulation unit value at end of period	$1.15	$1.15	$1.16	$1.17	$1.18	$1.19	$1.20	$1.21	$1.22	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	35,185	45,094	50,441	60,289	76,751	96,155	124,252	134,040	197,288	399,214

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$2.53	$2.28	$2.32	$2.26	$2.15	$1.87	$1.78	$1.57	$1.03	$1.39
Accumulation unit value at end of period	$2.67	$2.53	$2.28	$2.32	$2.26	$2.15	$1.87	$1.78	$1.57	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	33,054	39,523	47,359	59,210	69,676	82,188	91,967	111,083	137,350	147,297

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$2.07	$1.88	$1.92	$1.86	$1.79	$1.57	$1.49	$1.33	$0.94	$1.16
Accumulation unit value at end of period	$2.19	$2.07	$1.88	$1.92	$1.86	$1.79	$1.57	$1.49	$1.33	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	23,972	28,890	24,814	30,197	36,897	46,830	49,398	56,452	229,076	128,653

Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.88	$1.81	$1.82	$1.74	$1.80	$1.69	$1.59	$1.48	$1.30	$1.40
Accumulation unit value at end of period	$1.93	$1.88	$1.81	$1.82	$1.74	$1.80	$1.69	$1.59	$1.48	$1.30
Number of accumulation units outstanding at end of period (000 omitted)	66,114	78,420	93,168	115,549	145,968	214,369	232,229	282,705	638,984	610,707

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.19	$1.19	$1.10	$0.97	$0.75	$0.63	$0.65	$0.56	$0.41	$0.75
Accumulation unit value at end of period	$1.51	$1.19	$1.19	$1.10	$0.97	$0.75	$0.63	$0.65	$0.56	$0.41
Number of accumulation units outstanding at end of period (000 omitted)	46,606	53,836	67,474	68,409	78,647	88,846	104,494	124,302	147,034	180,650

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (05/01/2000)
Accumulation unit value at beginning of period	$1.74	$1.58	$1.57	$1.40	$1.07	$0.93	$0.93	$0.81	$0.65	$1.04
Accumulation unit value at end of period	$2.10	$1.74	$1.58	$1.57	$1.40	$1.07	$0.93	$0.93	$0.81	$0.65
Number of accumulation units outstanding at end of period (000 omitted)	34,243	37,921	41,507	46,410	52,071	57,241	65,653	77,987	91,208	100,420

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (06/30/2014)
Accumulation unit value at beginning of period	$0.96	$0.92	$0.95	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.96	$0.92	$0.95	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,860	4,756	3,113	2,198	—	—	—	—	—	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.01	$0.99	$1.00	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.01	$0.99	$1.00	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,251	2,763	2,101	1,037	250	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (05/01/2001)
Accumulation unit value at beginning of period	$2.09	$2.06	$1.97	$1.85	$1.42	$1.29	$1.53	$1.22	$0.75	$1.37
Accumulation unit value at end of period	$2.55	$2.09	$2.06	$1.97	$1.85	$1.42	$1.29	$1.53	$1.22	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	10,599	12,269	15,090	15,914	19,000	22,638	28,726	34,995	40,215	38,730

56    RiverSource Retirement Advisor Variable Annuity — Prospectus

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (05/02/2005)
Accumulation unit value at beginning of period	$2.40	$2.12	$2.25	$2.02	$1.48	$1.26	$1.38	$1.14	$0.81	$1.49
Accumulation unit value at end of period	$2.70	$2.40	$2.12	$2.25	$2.02	$1.48	$1.26	$1.38	$1.14	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	7,406	9,512	12,169	15,152	17,694	20,051	25,903	33,723	57,405	76,989

Columbia Variable Portfolio – Overseas Core Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.15	$1.24	$1.19	$1.31	$1.08	$0.92	$1.06	$0.94	$0.74	$1.26
Accumulation unit value at end of period	$1.46	$1.15	$1.24	$1.19	$1.31	$1.08	$0.92	$1.06	$0.94	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	16,826	20,497	17,829	19,193	22,743	26,232	32,942	39,494	48,442	55,412

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.32	$1.95	$2.07	$1.87	$1.37	$1.17	$1.19	$1.00	$0.80	$1.33
Accumulation unit value at end of period	$2.79	$2.32	$1.95	$2.07	$1.87	$1.37	$1.17	$1.19	$1.00	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	4,905	5,147	6,782	10,454	11,118	8,170	9,950	10,640	6,269	5,696

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$3.19	$2.83	$2.94	$2.80	$1.90	$1.63	$1.79	$1.42	$1.03	$1.68
Accumulation unit value at end of period	$3.56	$3.19	$2.83	$2.94	$2.80	$1.90	$1.63	$1.79	$1.42	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	5,792	7,202	8,712	10,198	11,928	13,295	16,466	19,549	21,859	26,621

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.44	$1.41	$1.41	$1.34	$1.38	$1.37	$1.36	$1.33	$1.27	$1.31
Accumulation unit value at end of period	$1.47	$1.44	$1.41	$1.41	$1.34	$1.38	$1.37	$1.36	$1.33	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	21,276	25,182	29,036	34,815	43,683	65,849	78,480	95,906	109,059	125,698

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2006)
Accumulation unit value at beginning of period	$0.52	$0.47	$0.63	$0.77	$0.86	$0.89	$1.02	$0.88	$0.74	$1.13
Accumulation unit value at end of period	$0.53	$0.52	$0.47	$0.63	$0.77	$0.86	$0.89	$1.02	$0.88	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	10,686	13,250	17,134	19,487	24,974	31,771	38,081	37,446	39,767	30,400

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.01	$1.12	$1.13	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.99	$1.01	$1.12	$1.13	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,697	5,372	4,835	3,206	2,181	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$1.50	$1.39	$1.42	$1.32	$1.41	$1.34	$1.23	$1.19	$1.12	$1.13
Accumulation unit value at end of period	$1.52	$1.50	$1.39	$1.42	$1.32	$1.41	$1.34	$1.23	$1.19	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	21,464	24,619	30,622	37,782	51,052	72,377	82,435	92,837	302,524	171,393

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.03	$1.00	$1.04	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.03	$1.00	$1.04	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,137	599	503	411	128	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 1) (04/29/2016)
Accumulation unit value at beginning of period	$1.06	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.40	$1.06	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	32,668	39,908	—	—	—	—	—	—	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.59	$1.46	$1.46	$1.32	$1.03	$0.94	$0.98	$0.89	$0.68	$1.12
Accumulation unit value at end of period	$1.90	$1.59	$1.46	$1.46	$1.32	$1.03	$0.94	$0.98	$0.89	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	5,057	6,538	8,047	9,697	12,078	13,840	18,111	24,428	303,537	183,635

CTIVP SM – Victory Sycamore Established Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.69	$2.25	$2.26	$2.03	$1.51	$1.30	$1.40	$1.16	$0.85	$1.36
Accumulation unit value at end of period	$3.09	$2.69	$2.25	$2.26	$2.03	$1.51	$1.30	$1.40	$1.16	$0.85
Number of accumulation units outstanding at end of period (000 omitted)	3,974	3,948	3,656	3,187	3,576	3,731	4,276	4,535	5,203	6,409

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (06/30/2014)
Accumulation unit value at beginning of period	$0.99	$0.99	$1.00	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.99	$0.99	$0.99	$1.00	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,290	3,278	1,789	774	—	—	—	—	—	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.99	$0.95	$1.03	$1.00	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.05	$0.99	$0.95	$1.03	$1.00	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,691	5,161	7,060	8,699	8,510	3,246	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund – Initial Class (05/01/2006)
Accumulation unit value at beginning of period	$1.38	$1.28	$1.30	$1.30	$1.26	$1.19	$1.17	$1.08	$0.75	$1.04
Accumulation unit value at end of period	$1.42	$1.38	$1.28	$1.30	$1.30	$1.26	$1.19	$1.17	$1.08	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	31,185	38,065	45,917	61,310	86,779	67,900	74,599	74,514	162,181	119,741

RiverSource Retirement Advisor Variable Annuity — Prospectus    57

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity ® VIP Contrafund® Portfolio Service Class 2 (05/01/2006)
Accumulation unit value at beginning of period	$1.82	$1.70	$1.71	$1.54	$1.19	$1.03	$1.07	$0.92	$0.68	$1.20
Accumulation unit value at end of period	$2.20	$1.82	$1.70	$1.71	$1.54	$1.19	$1.03	$1.07	$0.92	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	52,100	65,724	83,777	99,718	116,341	135,683	162,922	192,769	269,589	398,515

Fidelity ® VIP Growth & Income Portfolio Service Class (09/15/1999)
Accumulation unit value at beginning of period	$2.04	$1.77	$1.83	$1.67	$1.26	$1.07	$1.06	$0.93	$0.74	$1.28
Accumulation unit value at end of period	$2.36	$2.04	$1.77	$1.83	$1.67	$1.26	$1.07	$1.06	$0.93	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	11,248	12,989	14,915	17,137	19,829	23,385	28,379	37,384	48,395	58,690

Fidelity ® VIP Mid Cap Portfolio Service Class (09/15/1999)
Accumulation unit value at beginning of period	$6.02	$5.41	$5.53	$5.25	$3.89	$3.41	$3.85	$3.02	$2.17	$3.61
Accumulation unit value at end of period	$7.21	$6.02	$5.41	$5.53	$5.25	$3.89	$3.41	$3.85	$3.02	$2.17
Number of accumulation units outstanding at end of period (000 omitted)	7,274	8,518	10,081	11,466	13,332	15,673	20,066	27,026	35,956	44,234

Fidelity ® VIP Overseas Portfolio Service Class (09/15/1999)
Accumulation unit value at beginning of period	$1.38	$1.46	$1.42	$1.56	$1.21	$1.01	$1.23	$1.10	$0.87	$1.57
Accumulation unit value at end of period	$1.78	$1.38	$1.46	$1.42	$1.56	$1.21	$1.01	$1.23	$1.10	$0.87
Number of accumulation units outstanding at end of period (000 omitted)	4,383	5,184	6,111	6,588	7,619	8,802	11,310	15,374	20,415	25,280

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.05	$0.98	$1.01	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.05	$0.98	$1.01	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	19,388	14,131	11,862	10,757	4,174	—	—	—	—	—

Franklin Global Real Estate VIP Fund – Class 2 (09/15/1999)
Accumulation unit value at beginning of period	$2.81	$2.82	$2.82	$2.47	$2.44	$1.93	$2.06	$1.71	$1.45	$2.53
Accumulation unit value at end of period	$3.08	$2.81	$2.82	$2.82	$2.47	$2.44	$1.93	$2.06	$1.71	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	14,393	17,523	20,751	24,367	28,482	31,720	36,714	42,372	50,767	62,873

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.16	$1.03	$1.11	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.27	$1.16	$1.03	$1.11	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,242	6,248	7,995	12,165	4,290	—	—	—	—	—

Franklin Small Cap Value VIP Fund – Class 2 (09/15/1999)
Accumulation unit value at beginning of period	$4.64	$3.59	$3.90	$3.91	$2.89	$2.46	$2.58	$2.02	$1.58	$2.38
Accumulation unit value at end of period	$5.09	$4.64	$3.59	$3.90	$3.91	$2.89	$2.46	$2.58	$2.02	$1.58
Number of accumulation units outstanding at end of period (000 omitted)	9,189	11,128	13,068	15,820	19,202	22,727	28,384	34,971	42,025	52,033

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (09/15/1999)
Accumulation unit value at beginning of period	$4.63	$4.10	$4.55	$4.04	$3.06	$2.60	$2.80	$2.26	$1.71	$2.73
Accumulation unit value at end of period	$5.10	$4.63	$4.10	$4.55	$4.04	$3.06	$2.60	$2.80	$2.26	$1.71
Number of accumulation units outstanding at end of period (000 omitted)	15,857	19,292	24,147	29,253	35,669	42,578	52,628	64,121	78,043	97,291

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.91	$0.97	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.91	$0.91	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	502	510	660	127	—	—	—	—	—	—

Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares (09/15/1999)
Accumulation unit value at beginning of period	$3.32	$2.72	$2.79	$2.63	$1.95	$1.74	$1.75	$1.35	$1.07	$1.63
Accumulation unit value at end of period	$3.68	$3.32	$2.72	$2.79	$2.63	$1.95	$1.74	$1.75	$1.35	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	1,075	1,235	1,412	1,587	1,852	1,993	2,476	3,153	3,757	4,574

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (09/15/1999)
Accumulation unit value at beginning of period	$1.93	$1.75	$1.77	$1.53	$1.12	$0.99	$0.96	$0.85	$0.71	$1.14
Accumulation unit value at end of period	$2.37	$1.93	$1.75	$1.77	$1.53	$1.12	$0.99	$0.96	$0.85	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	24,413	28,337	34,522	42,520	52,166	61,881	73,864	90,486	108,298	131,282

Invesco V.I. American Franchise Fund, Series I Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.54	$1.51	$1.45	$1.35	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.94	$1.54	$1.51	$1.45	$1.35	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,405	5,004	5,594	6,229	7,021	8,151	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.08	$0.98	$1.03	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$0.98	$1.03	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,881	6,372	5,830	5,961	3,989	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.24	$1.93	$2.07	$1.91	$1.42	$1.20	$1.24	$1.08	$0.85	$1.33
Accumulation unit value at end of period	$2.61	$2.24	$1.93	$2.07	$1.91	$1.42	$1.20	$1.24	$1.08	$0.85
Number of accumulation units outstanding at end of period (000 omitted)	23,714	29,195	36,594	44,743	58,839	71,034	86,061	100,324	178,986	227,595

58    RiverSource Retirement Advisor Variable Annuity — Prospectus

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Health Care Fund, Series II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.92	$2.19	$2.14	$1.81	$1.30	$1.09	$1.06	$1.01	$0.80	$1.13
Accumulation unit value at end of period	$2.20	$1.92	$2.19	$2.14	$1.81	$1.30	$1.09	$1.06	$1.01	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	5,775	7,206	9,967	8,435	8,251	7,227	7,312	7,456	8,089	8,014

Invesco V.I. International Growth Fund, Series II Shares (11/01/2005)
Accumulation unit value at beginning of period	$1.64	$1.66	$1.72	$1.73	$1.47	$1.28	$1.39	$1.24	$0.93	$1.57
Accumulation unit value at end of period	$1.99	$1.64	$1.66	$1.72	$1.73	$1.47	$1.28	$1.39	$1.24	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	13,343	16,183	19,632	21,336	22,446	25,580	30,304	36,189	128,526	99,290

Invesco V.I. Mid Cap Growth Fund, Series I Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.43	$1.43	$1.43	$1.33	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.74	$1.43	$1.43	$1.43	$1.33	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,671	7,681	6,253	6,746	7,534	8,633	—	—	—	—

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$1.03	$1.13	$1.20	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.00	$1.03	$1.13	$1.20	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,139	1,903	4,502	7,146	5,619	—	—	—	—	—

Janus Henderson Enterprise Portfolio: Service Shares (05/01/2000)
Accumulation unit value at beginning of period	$1.37	$1.23	$1.20	$1.08	$0.82	$0.71	$0.72	$0.58	$0.41	$0.73
Accumulation unit value at end of period	$1.73	$1.37	$1.23	$1.20	$1.08	$0.82	$0.71	$0.72	$0.58	$0.41
Number of accumulation units outstanding at end of period (000 omitted)	5,897	6,628	7,685	8,454	9,787	11,184	13,345	16,104	19,522	23,257

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$1.01	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.06	$1.03	$1.01	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7,136	8,973	8,003	5,580	2,585	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.20	$1.17	$1.21	$1.18	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.38	$1.20	$1.17	$1.21	$1.18	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	466	799	1,412	1,936	2,094	252	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Global Technology Portfolio: Service Shares (05/01/2000)
Accumulation unit value at beginning of period	$1.02	$0.90	$0.87	$0.80	$0.59	$0.50	$0.55	$0.45	$0.29	$0.52
Accumulation unit value at end of period	$1.46	$1.02	$0.90	$0.87	$0.80	$0.59	$0.50	$0.55	$0.45	$0.29
Number of accumulation units outstanding at end of period (000 omitted)	10,067	11,402	13,269	13,465	15,146	17,509	21,201	27,036	27,957	23,828

Janus Henderson Overseas Portfolio: Service Shares (05/01/2000)
Accumulation unit value at beginning of period	$1.12	$1.21	$1.33	$1.53	$1.35	$1.20	$1.78	$1.44	$0.81	$1.71
Accumulation unit value at end of period	$1.45	$1.12	$1.21	$1.33	$1.53	$1.35	$1.20	$1.78	$1.44	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	9,962	11,534	13,772	16,808	20,940	28,307	40,311	55,565	61,696	69,375

Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.60	$1.61	$1.54	$1.38	$1.07	$0.91	$0.97	$0.85	$0.63	$1.06
Accumulation unit value at end of period	$2.02	$1.60	$1.61	$1.54	$1.38	$1.07	$0.91	$0.97	$0.85	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	5,241	6,858	8,758	10,293	13,621	17,837	22,462	31,752	305,123	238,472

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.16	$1.13	$1.15	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.16	$1.13	$1.15	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,889	1,887	2,967	2,403	847	—	—	—	—	—

MFS ® Massachusetts Investors Growth Stock Portfolio – Service Class (03/27/2015)
Accumulation unit value at beginning of period	$1.03	$0.98	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.31	$1.03	$0.98	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	21,374	26,361	29,852	—	—	—	—	—	—	—

MFS ® New Discovery Series – Service Class (05/01/2000)
Accumulation unit value at beginning of period	$1.90	$1.76	$1.81	$1.97	$1.41	$1.17	$1.32	$0.98	$0.61	$1.01
Accumulation unit value at end of period	$2.38	$1.90	$1.76	$1.81	$1.97	$1.41	$1.17	$1.32	$0.98	$0.61
Number of accumulation units outstanding at end of period (000 omitted)	8,165	9,359	11,054	13,024	17,289	20,047	25,583	25,934	28,887	32,039

MFS ® Utilities Series – Service Class (08/13/2001)
Accumulation unit value at beginning of period	$3.05	$2.77	$3.27	$2.93	$2.45	$2.18	$2.07	$1.83	$1.39	$2.25
Accumulation unit value at end of period	$3.47	$3.05	$2.77	$3.27	$2.93	$2.45	$2.18	$2.07	$1.83	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	14,937	18,140	22,267	28,660	32,640	38,539	46,187	47,357	56,324	67,989

Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.39	$1.36	$1.39	$1.23	$1.20	$0.93	$1.05	$0.86	$0.61	$1.11
Accumulation unit value at end of period	$1.51	$1.39	$1.36	$1.39	$1.23	$1.20	$0.93	$1.05	$0.86	$0.61
Number of accumulation units outstanding at end of period (000 omitted)	7,471	9,576	11,978	14,762	17,893	19,518	22,051	25,144	67,174	88,969

RiverSource Retirement Advisor Variable Annuity — Prospectus    59

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.50	$1.66	$1.78	$1.76	$1.29	$1.20	$1.30	$0.99	$0.64	$1.20
Accumulation unit value at end of period	$2.07	$1.50	$1.66	$1.78	$1.76	$1.29	$1.20	$1.30	$0.99	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	2,861	3,447	5,011	6,944	8,493	11,635	18,214	17,947	18,479	17,546

Neuberger Berman AMT International Equity Portfolio (Class S) (05/01/2006)
Accumulation unit value at beginning of period	$1.04	$1.06	$1.06	$1.10	$0.94	$0.80	$0.92	$0.76	$0.57	$1.07
Accumulation unit value at end of period	$1.30	$1.04	$1.06	$1.06	$1.10	$0.94	$0.80	$0.92	$0.76	$0.57
Number of accumulation units outstanding at end of period (000 omitted)	3,148	3,895	4,606	5,357	6,179	6,765	8,478	9,073	75,726	78,811

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.92	$0.93	$0.99	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.92	$0.93	$0.99	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	205	319	625	394	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.14	$2.16	$2.10	$2.07	$1.64	$1.37	$1.51	$1.31	$0.95	$1.60
Accumulation unit value at end of period	$2.90	$2.14	$2.16	$2.10	$2.07	$1.64	$1.37	$1.51	$1.31	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	11,933	13,366	16,675	17,576	19,743	21,566	26,339	29,183	31,543	36,705

Oppenheimer Global Strategic Income Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$1.65	$1.56	$1.61	$1.58	$1.60	$1.43	$1.43	$1.25	$1.07	$1.26
Accumulation unit value at end of period	$1.73	$1.65	$1.56	$1.61	$1.58	$1.60	$1.43	$1.43	$1.25	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	57,738	70,562	91,448	113,907	148,191	194,916	225,204	265,863	519,119	569,070

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.72	$2.33	$2.50	$2.25	$1.62	$1.38	$1.43	$1.17	$0.86	$1.40
Accumulation unit value at end of period	$3.08	$2.72	$2.33	$2.50	$2.25	$1.62	$1.38	$1.43	$1.17	$0.86
Number of accumulation units outstanding at end of period (000 omitted)	7,204	8,432	10,064	11,134	12,453	13,918	16,342	19,999	23,658	27,205

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2006)
Accumulation unit value at beginning of period	$1.46	$1.30	$1.44	$1.45	$1.46	$1.28	$1.26	$1.13	$0.93	$1.12
Accumulation unit value at end of period	$1.64	$1.46	$1.30	$1.44	$1.45	$1.46	$1.28	$1.26	$1.13	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	14,290	17,412	22,911	33,579	48,561	69,811	69,382	75,522	218,702	228,912

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$1.00	$0.97	$0.98	$0.94	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.00	$0.97	$0.98	$0.94	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	564	456	489	564	1,413	863	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$1.01	$0.99	$1.00	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.05	$1.01	$0.99	$1.00	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,656	2,858	2,518	2,388	1,912	—	—	—	—	—

Putnam VT Sustainable Leaders Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.99	$1.86	$1.88	$1.67	$1.23	$1.07	$1.13	$1.00	—	—
Accumulation unit value at end of period	$2.56	$1.99	$1.86	$1.88	$1.67	$1.23	$1.07	$1.13	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,675	7,563	8,757	9,746	10,340	11,916	14,126	17,030	—	—

Royce Capital Fund – Micro-Cap Portfolio, Investment Class (09/15/1999)
Accumulation unit value at beginning of period	$4.37	$3.68	$4.23	$4.42	$3.68	$3.45	$3.95	$3.07	$1.95	$3.47
Accumulation unit value at end of period	$4.56	$4.37	$3.68	$4.23	$4.42	$3.68	$3.45	$3.95	$3.07	$1.95
Number of accumulation units outstanding at end of period (000 omitted)	1,848	2,138	2,541	2,991	3,723	4,560	6,206	8,319	10,284	12,388

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.96	$0.94	$0.99	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.96	$0.94	$0.99	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,975	6,206	8,164	9,101	5,646	—	—	—	—	—

Third Avenue Value Portfolio (09/21/1999)
Accumulation unit value at beginning of period	$3.48	$3.13	$3.46	$3.34	$2.83	$2.24	$2.86	$2.53	$1.75	$3.14
Accumulation unit value at end of period	$3.93	$3.48	$3.13	$3.46	$3.34	$2.83	$2.24	$2.86	$2.53	$1.75
Number of accumulation units outstanding at end of period (000 omitted)	2,365	2,741	3,248	3,719	4,460	5,377	7,101	9,979	12,740	16,209

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.79	$0.54	$0.72	$0.77	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.88	$0.79	$0.54	$0.72	$0.77	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,597	2,628	1,726	1,627	1,091	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.58	$1.51	$1.53	$1.46	$1.22	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.87	$1.58	$1.51	$1.53	$1.46	$1.22	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	43,514	50,082	60,288	63,443	68,358	59,074	57,559	22,643	—	—

60    RiverSource Retirement Advisor Variable Annuity — Prospectus

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.59	$1.51	$1.53	$1.46	$1.22	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.87	$1.59	$1.51	$1.53	$1.46	$1.22	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	60,191	78,390	114,075	129,138	183,069	213,296	258,558	287,015	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.23	$1.20	$1.21	$1.17	$1.14	$1.07	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.31	$1.23	$1.20	$1.21	$1.17	$1.14	$1.07	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	29,606	37,496	40,298	49,392	66,474	103,582	81,730	19,114	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.23	$1.20	$1.21	$1.17	$1.14	$1.07	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.31	$1.23	$1.20	$1.21	$1.17	$1.14	$1.07	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	38,284	57,218	65,986	78,435	116,673	217,500	212,474	171,495	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	352	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	94	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.04	$1.02	$1.04	$1.00	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.04	$1.02	$1.04	$1.00	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,001	7,206	4,914	3,681	1,043	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.05	$1.02	$1.05	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.05	$1.02	$1.05	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	16,093	20,641	18,517	19,479	5,574	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.06	$1.03	$1.07	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.06	$1.03	$1.07	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	191,800	228,224	289,766	312,945	99,233	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.05	$1.03	$1.06	$1.02	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.05	$1.03	$1.06	$1.02	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	126,718	154,932	183,214	196,193	66,746	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.42	$1.36	$1.38	$1.33	$1.20	$1.09	$1.10	$1.00	—	—
Accumulation unit value at end of period	$1.59	$1.42	$1.36	$1.38	$1.33	$1.20	$1.09	$1.10	—	—
Number of accumulation units outstanding at end of period (000 omitted)	234,364	280,217	332,868	381,681	402,208	377,699	318,883	150,412	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.42	$1.37	$1.38	$1.33	$1.20	$1.09	$1.10	$1.00	—	—
Accumulation unit value at end of period	$1.59	$1.42	$1.37	$1.38	$1.33	$1.20	$1.09	$1.10	—	—
Number of accumulation units outstanding at end of period (000 omitted)	523,884	657,883	868,373	1,018,857	1,191,618	1,322,146	1,448,513	1,625,658	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.50	$1.44	$1.46	$1.40	$1.21	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.73	$1.50	$1.44	$1.46	$1.40	$1.21	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	133,356	159,472	196,684	215,308	232,062	196,988	181,157	85,099	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.50	$1.44	$1.46	$1.40	$1.22	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.73	$1.50	$1.44	$1.46	$1.40	$1.22	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	231,699	301,436	428,536	508,398	710,239	837,813	998,828	1,122,490	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.32	$1.28	$1.29	$1.24	$1.17	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.44	$1.32	$1.28	$1.29	$1.24	$1.17	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	74,527	89,762	104,766	126,041	154,600	197,629	149,512	53,054	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.32	$1.28	$1.30	$1.25	$1.17	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.44	$1.32	$1.28	$1.30	$1.25	$1.17	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	123,526	154,885	197,656	251,755	329,684	449,177	439,108	454,692	—	—

RiverSource Retirement Advisor Variable Annuity — Prospectus    61

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Partners Small Cap Value Fund (Class 3) (08/14/2001)
Accumulation unit value at beginning of period	$3.32	$2.67	$2.97	$2.93	$2.19	$1.94	$2.05	$1.66	$1.22	$1.80
Accumulation unit value at end of period	$3.53	$3.32	$2.67	$2.97	$2.93	$2.19	$1.94	$2.05	$1.66	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	11,438	13,862	16,653	20,098	25,397	31,851	39,424	48,893	149,191	156,845

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	76	—	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.06	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	527	—	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.05	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	566	—	—	—	—	—	—	—	—	—

Wanger International (09/15/1999)
Accumulation unit value at beginning of period	$2.99	$3.06	$3.08	$3.24	$2.67	$2.21	$2.61	$2.11	$1.42	$2.62
Accumulation unit value at end of period	$3.95	$2.99	$3.06	$3.08	$3.24	$2.67	$2.21	$2.61	$2.11	$1.42
Number of accumulation units outstanding at end of period (000 omitted)	22,964	26,925	33,012	38,989	46,513	53,436	66,511	80,435	131,326	142,736

Wanger USA (09/15/1999)
Accumulation unit value at beginning of period	$3.59	$3.18	$3.22	$3.10	$2.33	$1.96	$2.05	$1.67	$1.18	$1.98
Accumulation unit value at end of period	$4.26	$3.59	$3.18	$3.22	$3.10	$2.33	$1.96	$2.05	$1.67	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	28,181	33,677	41,194	48,912	59,078	69,932	84,309	102,578	155,213	176,483

Wells Fargo VT Index Asset Allocation Fund – Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.19	$2.05	$2.04	$1.74	$1.47	$1.31	$1.24	$1.10	$0.96	$1.37
Accumulation unit value at end of period	$2.44	$2.19	$2.05	$2.04	$1.74	$1.47	$1.31	$1.24	$1.10	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	6,317	7,018	7,663	8,314	8,990	10,621	12,268	15,176	19,120	25,423

Wells Fargo VT International Equity Fund – Class 2 (02/04/2004)
Accumulation unit value at beginning of period	$1.58	$1.54	$1.52	$1.62	$1.37	$1.21	$1.41	$1.22	$1.06	$1.83
Accumulation unit value at end of period	$1.95	$1.58	$1.54	$1.52	$1.62	$1.37	$1.21	$1.41	$1.22	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	6,518	7,395	9,405	9,714	11,282	13,374	16,786	20,616	113,414	12,645

Wells Fargo VT Small Cap Growth Fund – Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.25	$2.10	$2.18	$2.24	$1.50	$1.40	$1.48	$1.18	$0.78	$1.34
Accumulation unit value at end of period	$2.81	$2.25	$2.10	$2.18	$2.24	$1.50	$1.40	$1.48	$1.18	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	5,829	7,000	8,952	9,801	12,946	15,400	20,502	28,351	31,042	29,488

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.06	$0.93	$0.99	$1.02	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$1.06	$0.93	$0.99	$1.02	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,529	720	897	1,272	811	—	—	—	—	—
Variable account charges of 0.95% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.10	$1.08	$1.10	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.25	$1.10	$1.08	$1.10	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,825	1,643	1,676	1,226	791	—	—	—	—	—

AB VPS Global Thematic Growth Portfolio (Class B) (11/01/2005)
Accumulation unit value at beginning of period	$1.34	$1.37	$1.35	$1.30	$1.07	$0.95	$1.25	$1.07	$0.70	$1.35
Accumulation unit value at end of period	$1.81	$1.34	$1.37	$1.35	$1.30	$1.07	$0.95	$1.25	$1.07	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	741	784	981	1,097	1,106	1,313	1,642	2,571	3,654	2,593

AB VPS Growth and Income Portfolio (Class B) (08/13/2001)
Accumulation unit value at beginning of period	$2.03	$1.85	$1.84	$1.70	$1.27	$1.10	$1.04	$0.93	$0.78	$1.34
Accumulation unit value at end of period	$2.39	$2.03	$1.85	$1.84	$1.70	$1.27	$1.10	$1.04	$0.93	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	10,497	12,411	15,071	17,244	20,041	23,312	28,840	33,656	41,871	53,105

AB VPS International Value Portfolio (Class B) (08/13/2001)
Accumulation unit value at beginning of period	$1.68	$1.71	$1.69	$1.82	$1.50	$1.32	$1.66	$1.61	$1.21	$2.61
Accumulation unit value at end of period	$2.08	$1.68	$1.71	$1.69	$1.82	$1.50	$1.32	$1.66	$1.61	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	16,581	19,257	22,777	26,270	31,753	38,807	49,799	63,534	93,058	122,930

62    RiverSource Retirement Advisor Variable Annuity — Prospectus

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.01	$0.73	$1.18	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.99	$1.01	$0.73	$1.18	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	13,653	13,785	12,552	10,397	3,655	—	—	—	—	—

American Century VP International, Class I (09/15/1999)
Accumulation unit value at beginning of period	$1.35	$1.44	$1.44	$1.54	$1.27	$1.06	$1.21	$1.08	$0.82	$1.49
Accumulation unit value at end of period	$1.75	$1.35	$1.44	$1.44	$1.54	$1.27	$1.06	$1.21	$1.08	$0.82
Number of accumulation units outstanding at end of period (000 omitted)	2,391	2,753	3,417	3,797	4,384	5,102	6,878	9,446	13,469	17,171

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$2.03	$1.67	$1.71	$1.49	$1.16	$1.00	$1.02	$0.87	$0.67	$0.90
Accumulation unit value at end of period	$2.24	$2.03	$1.67	$1.71	$1.49	$1.16	$1.00	$1.02	$0.87	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	6,486	6,832	6,055	6,214	6,845	6,830	7,355	8,798	25,355	30,504

American Century VP Ultra®, Class II (11/01/2005)
Accumulation unit value at beginning of period	$1.89	$1.83	$1.74	$1.60	$1.18	$1.05	$1.05	$0.91	$0.69	$1.19
Accumulation unit value at end of period	$2.47	$1.89	$1.83	$1.74	$1.60	$1.18	$1.05	$1.05	$0.91	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	2,417	2,436	3,222	3,475	3,871	4,871	5,322	5,909	6,957	7,931

American Century VP Value, Class I (09/15/1999)
Accumulation unit value at beginning of period	$3.16	$2.64	$2.78	$2.48	$1.90	$1.67	$1.67	$1.49	$1.25	$1.73
Accumulation unit value at end of period	$3.40	$3.16	$2.64	$2.78	$2.48	$1.90	$1.67	$1.67	$1.49	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	4,511	5,545	6,487	7,623	9,064	10,633	12,699	16,669	22,547	27,547

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.19	$1.15	$1.18	$1.17	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.34	$1.19	$1.15	$1.18	$1.17	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	20,271	19,437	19,317	15,638	11,699	3,226	—	—	—	—

Calvert VP SRI Balanced Portfolio – Class I (05/01/2000)
Accumulation unit value at beginning of period	$1.57	$1.47	$1.51	$1.39	$1.19	$1.09	$1.05	$0.95	$0.76	$1.12
Accumulation unit value at end of period	$1.74	$1.57	$1.47	$1.51	$1.39	$1.19	$1.09	$1.05	$0.95	$0.76
Number of accumulation units outstanding at end of period (000 omitted)	3,259	3,625	4,176	5,003	5,639	6,095	6,505	8,238	9,852	12,240

Columbia Variable Portfolio – Balanced Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.86	$1.77	$1.75	$1.61	$1.34	$1.18	$1.16	$1.04	$0.85	$1.22
Accumulation unit value at end of period	$2.11	$1.86	$1.77	$1.75	$1.61	$1.34	$1.18	$1.16	$1.04	$0.85
Number of accumulation units outstanding at end of period (000 omitted)	51,410	47,474	37,714	33,526	33,040	33,359	39,535	45,791	55,353	51,095

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.61	$0.54	$0.72	$0.93	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.61	$0.61	$0.54	$0.72	$0.93	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,321	1,718	1,625	587	150	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.48	$1.38	$1.36	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.78	$1.48	$1.38	$1.36	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	17,049	14,367	9,669	5,364	2,048	—	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.49	$1.39	$1.40	$1.22	$0.92	$0.82	$0.79	$0.68	$0.55	$0.96
Accumulation unit value at end of period	$1.83	$1.49	$1.39	$1.40	$1.22	$0.92	$0.82	$0.79	$0.68	$0.55
Number of accumulation units outstanding at end of period (000 omitted)	35,737	41,964	51,782	57,394	69,472	84,369	100,737	120,427	147,939	180,807

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.87	$0.90	$0.92	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.89	$0.87	$0.90	$0.92	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	885	1,007	1,105	1,051	707	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$2.59	$2.30	$2.39	$2.20	$1.75	$1.55	$1.65	$1.42	$1.13	$1.91
Accumulation unit value at end of period	$2.93	$2.59	$2.30	$2.39	$2.20	$1.75	$1.55	$1.65	$1.42	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	41,891	50,434	60,130	73,666	87,069	99,992	126,113	156,962	307,581	329,220

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$0.89	$0.91	$0.90	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.08	$0.98	$0.89	$0.91	$0.90	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,150	2,851	2,505	2,761	1,137	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (05/01/2000)
Accumulation unit value at beginning of period	$2.14	$2.06	$2.29	$2.36	$2.43	$2.03	$2.60	$2.19	$1.27	$2.77
Accumulation unit value at end of period	$3.12	$2.14	$2.06	$2.29	$2.36	$2.43	$2.03	$2.60	$2.19	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	9,346	10,207	12,958	15,636	18,677	22,279	27,455	33,567	47,289	61,879

RiverSource Retirement Advisor Variable Annuity — Prospectus    63

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Global Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.58	$1.61	$1.74	$1.74	$1.90	$1.81	$1.74	$1.65	$1.49	$1.51
Accumulation unit value at end of period	$1.65	$1.58	$1.61	$1.74	$1.74	$1.90	$1.81	$1.74	$1.65	$1.49
Number of accumulation units outstanding at end of period (000 omitted)	16,057	18,973	22,985	28,727	36,258	48,278	56,664	68,524	137,253	142,773

Columbia Variable Portfolio – Government Money Market Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.11	$1.12	$1.14	$1.15	$1.16	$1.17	$1.18	$1.19	$1.20	$1.18
Accumulation unit value at end of period	$1.11	$1.11	$1.12	$1.14	$1.15	$1.16	$1.17	$1.18	$1.19	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	24,661	32,195	35,229	39,251	50,331	61,799	82,185	92,405	140,419	290,095

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$2.44	$2.21	$2.25	$2.20	$2.09	$1.82	$1.74	$1.54	$1.01	$1.37
Accumulation unit value at end of period	$2.57	$2.44	$2.21	$2.25	$2.20	$2.09	$1.82	$1.74	$1.54	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	26,601	31,732	38,674	48,391	55,214	64,192	73,576	89,489	111,734	125,862

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$2.02	$1.84	$1.88	$1.83	$1.76	$1.55	$1.47	$1.31	$0.93	$1.16
Accumulation unit value at end of period	$2.13	$2.02	$1.84	$1.88	$1.83	$1.76	$1.55	$1.47	$1.31	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	17,897	20,741	17,356	20,662	24,731	32,890	34,819	39,448	141,698	76,770

Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.82	$1.75	$1.77	$1.69	$1.75	$1.64	$1.56	$1.45	$1.28	$1.38
Accumulation unit value at end of period	$1.87	$1.82	$1.75	$1.77	$1.69	$1.75	$1.64	$1.56	$1.45	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	53,881	61,794	71,097	85,500	107,141	156,667	174,738	214,494	447,493	430,993

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.15	$1.15	$1.06	$0.94	$0.73	$0.61	$0.64	$0.55	$0.41	$0.74
Accumulation unit value at end of period	$1.46	$1.15	$1.15	$1.06	$0.94	$0.73	$0.61	$0.64	$0.55	$0.41
Number of accumulation units outstanding at end of period (000 omitted)	25,535	29,899	37,899	37,413	44,063	51,318	60,544	72,817	90,930	116,110

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (05/01/2000)
Accumulation unit value at beginning of period	$1.69	$1.53	$1.53	$1.36	$1.04	$0.91	$0.91	$0.80	$0.64	$1.03
Accumulation unit value at end of period	$2.03	$1.69	$1.53	$1.53	$1.36	$1.04	$0.91	$0.91	$0.80	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	48,132	42,843	40,321	37,322	38,404	40,265	46,053	55,090	65,626	73,795

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.08	$1.03	$1.07	$1.08	$1.07	$1.02	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.09	$1.08	$1.03	$1.07	$1.08	$1.07	$1.02	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9,957	8,639	4,608	3,837	2,142	1,603	889	432	—	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.00	$0.98	$0.99	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.00	$0.98	$0.99	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,794	5,110	3,685	1,824	428	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (05/01/2001)
Accumulation unit value at beginning of period	$2.03	$2.00	$1.92	$1.80	$1.39	$1.26	$1.50	$1.20	$0.74	$1.35
Accumulation unit value at end of period	$2.47	$2.03	$2.00	$1.92	$1.80	$1.39	$1.26	$1.50	$1.20	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	6,234	7,139	8,696	9,107	10,976	13,009	16,901	21,606	26,343	25,504

Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (05/02/2005)
Accumulation unit value at beginning of period	$2.34	$2.07	$2.20	$1.98	$1.45	$1.24	$1.37	$1.13	$0.81	$1.48
Accumulation unit value at end of period	$2.63	$2.34	$2.07	$2.20	$1.98	$1.45	$1.24	$1.37	$1.13	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	5,079	6,115	7,691	9,450	10,346	11,045	14,817	19,331	32,037	45,362

Columbia Variable Portfolio – Overseas Core Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.12	$1.20	$1.15	$1.27	$1.05	$0.90	$1.04	$0.92	$0.73	$1.24
Accumulation unit value at end of period	$1.41	$1.12	$1.20	$1.15	$1.27	$1.05	$0.90	$1.04	$0.92	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	10,995	13,602	11,586	12,233	14,336	16,902	21,875	27,645	35,421	42,730

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.26	$1.91	$2.03	$1.84	$1.35	$1.15	$1.18	$0.99	$0.79	$1.32
Accumulation unit value at end of period	$2.71	$2.26	$1.91	$2.03	$1.84	$1.35	$1.15	$1.18	$0.99	$0.79
Number of accumulation units outstanding at end of period (000 omitted)	4,049	4,185	5,339	7,377	6,539	4,932	6,465	6,063	3,736	2,900

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$3.09	$2.74	$2.85	$2.72	$1.85	$1.59	$1.75	$1.39	$1.01	$1.65
Accumulation unit value at end of period	$3.43	$3.09	$2.74	$2.85	$2.72	$1.85	$1.59	$1.75	$1.39	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	3,805	4,631	5,623	6,640	7,407	8,170	10,076	12,744	15,189	18,734

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.39	$1.37	$1.36	$1.30	$1.34	$1.33	$1.33	$1.30	$1.24	$1.29
Accumulation unit value at end of period	$1.42	$1.39	$1.37	$1.36	$1.30	$1.34	$1.33	$1.33	$1.30	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	18,959	22,623	25,128	29,517	37,054	52,934	61,501	78,228	88,306	108,778

64    RiverSource Retirement Advisor Variable Annuity — Prospectus

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2006)
Accumulation unit value at beginning of period	$0.51	$0.46	$0.62	$0.75	$0.85	$0.88	$1.01	$0.88	$0.74	$1.13
Accumulation unit value at end of period	$0.51	$0.51	$0.46	$0.62	$0.75	$0.85	$0.88	$1.01	$0.88	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	8,451	10,055	12,146	14,175	17,008	21,622	25,966	26,305	26,662	22,011

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$1.11	$1.12	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.98	$1.00	$1.11	$1.12	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,862	5,952	5,051	2,342	1,428	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$1.46	$1.36	$1.39	$1.30	$1.38	$1.32	$1.21	$1.18	$1.11	$1.12
Accumulation unit value at end of period	$1.48	$1.46	$1.36	$1.39	$1.30	$1.38	$1.32	$1.21	$1.18	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	16,465	18,278	22,151	26,715	33,722	48,160	54,821	63,669	192,220	113,444

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.02	$0.99	$1.04	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.25	$1.02	$0.99	$1.04	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,862	1,660	931	646	90	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 1) (04/29/2016)
Accumulation unit value at beginning of period	$1.06	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.06	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	20,856	24,225	—	—	—	—	—	—	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.55	$1.43	$1.44	$1.30	$1.02	$0.93	$0.97	$0.88	$0.68	$1.11
Accumulation unit value at end of period	$1.85	$1.55	$1.43	$1.44	$1.30	$1.02	$0.93	$0.97	$0.88	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	3,150	3,677	4,538	5,373	6,310	7,221	9,394	12,490	163,841	98,708

CTIVP SM – Victory Sycamore Established Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.62	$2.19	$2.21	$1.99	$1.48	$1.28	$1.38	$1.14	$0.84	$1.34
Accumulation unit value at end of period	$3.00	$2.62	$2.19	$2.21	$1.99	$1.48	$1.28	$1.38	$1.14	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	2,586	2,352	1,888	1,747	2,014	2,101	2,436	2,760	3,165	3,807

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.00	$1.00	$1.01	$1.01	$1.02	$1.02	$1.00	$1.00	—	—
Accumulation unit value at end of period	$0.99	$1.00	$1.00	$1.01	$1.01	$1.02	$1.02	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,939	5,700	2,506	1,014	613	308	172	74	—	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.98	$0.94	$1.02	$1.00	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.04	$0.98	$0.94	$1.02	$1.00	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,013	6,466	7,133	7,736	6,629	2,284	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund – Initial Class (05/01/2006)
Accumulation unit value at beginning of period	$1.35	$1.25	$1.28	$1.28	$1.25	$1.17	$1.15	$1.07	$0.75	$1.04
Accumulation unit value at end of period	$1.39	$1.35	$1.25	$1.28	$1.28	$1.25	$1.17	$1.15	$1.07	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	27,273	32,151	38,705	50,073	65,553	50,815	55,759	56,862	105,964	79,727

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (05/01/2006)
Accumulation unit value at beginning of period	$1.78	$1.67	$1.68	$1.52	$1.17	$1.02	$1.06	$0.91	$0.68	$1.20
Accumulation unit value at end of period	$2.15	$1.78	$1.67	$1.68	$1.52	$1.17	$1.02	$1.06	$0.91	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	52,141	55,327	63,576	70,307	76,647	84,137	102,175	120,336	167,696	237,020

Fidelity ® VIP Growth & Income Portfolio Service Class (09/15/1999)
Accumulation unit value at beginning of period	$1.97	$1.71	$1.77	$1.62	$1.23	$1.05	$1.04	$0.91	$0.73	$1.26
Accumulation unit value at end of period	$2.28	$1.97	$1.71	$1.77	$1.62	$1.23	$1.05	$1.04	$0.91	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	8,069	9,445	11,131	13,602	16,171	19,404	23,702	32,463	43,167	55,844

Fidelity ® VIP Mid Cap Portfolio Service Class (09/15/1999)
Accumulation unit value at beginning of period	$5.82	$5.24	$5.37	$5.10	$3.79	$3.33	$3.77	$2.95	$2.13	$3.56
Accumulation unit value at end of period	$6.95	$5.82	$5.24	$5.37	$5.10	$3.79	$3.33	$3.77	$2.95	$2.13
Number of accumulation units outstanding at end of period (000 omitted)	5,338	6,198	7,300	8,686	10,285	12,401	16,339	22,725	32,282	41,030

Fidelity ® VIP Overseas Portfolio Service Class (09/15/1999)
Accumulation unit value at beginning of period	$1.33	$1.42	$1.38	$1.52	$1.18	$0.98	$1.20	$1.07	$0.86	$1.54
Accumulation unit value at end of period	$1.71	$1.33	$1.42	$1.38	$1.52	$1.18	$0.98	$1.20	$1.07	$0.86
Number of accumulation units outstanding at end of period (000 omitted)	3,342	3,648	4,437	4,851	5,705	7,128	9,288	14,044	19,097	24,686

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.05	$0.98	$1.01	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.05	$0.98	$1.01	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	30,762	19,832	14,724	10,509	2,729	—	—	—	—	—

RiverSource Retirement Advisor Variable Annuity — Prospectus    65

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Global Real Estate VIP Fund – Class 2 (09/15/1999)
Accumulation unit value at beginning of period	$2.72	$2.73	$2.74	$2.40	$2.37	$1.88	$2.01	$1.68	$1.42	$2.49
Accumulation unit value at end of period	$2.97	$2.72	$2.73	$2.74	$2.40	$2.37	$1.88	$2.01	$1.68	$1.42
Number of accumulation units outstanding at end of period (000 omitted)	9,228	11,174	13,307	15,352	17,380	18,941	21,820	25,510	31,073	39,491

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.15	$1.02	$1.11	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.25	$1.15	$1.02	$1.11	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	12,704	11,610	11,688	12,796	4,629	—	—	—	—	—

Franklin Small Cap Value VIP Fund – Class 2 (09/15/1999)
Accumulation unit value at beginning of period	$4.48	$3.47	$3.79	$3.80	$2.82	$2.40	$2.52	$1.98	$1.55	$2.34
Accumulation unit value at end of period	$4.91	$4.48	$3.47	$3.79	$3.80	$2.82	$2.40	$2.52	$1.98	$1.55
Number of accumulation units outstanding at end of period (000 omitted)	7,861	8,759	9,355	11,090	12,772	14,443	18,246	22,799	28,730	36,256

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (09/15/1999)
Accumulation unit value at beginning of period	$4.47	$3.97	$4.41	$3.92	$2.98	$2.54	$2.74	$2.21	$1.68	$2.69
Accumulation unit value at end of period	$4.92	$4.47	$3.97	$4.41	$3.92	$2.98	$2.54	$2.74	$2.21	$1.68
Number of accumulation units outstanding at end of period (000 omitted)	10,084	12,162	15,170	18,356	22,012	26,253	33,368	41,459	51,883	65,990

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.90	$0.91	$0.97	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.94	$0.90	$0.91	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,992	1,788	1,401	382	—	—	—	—	—	—

Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares (09/15/1999)
Accumulation unit value at beginning of period	$3.21	$2.63	$2.71	$2.56	$1.90	$1.70	$1.71	$1.32	$1.05	$1.60
Accumulation unit value at end of period	$3.55	$3.21	$2.63	$2.71	$2.56	$1.90	$1.70	$1.71	$1.32	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	705	819	974	1,131	1,370	1,617	2,042	3,152	3,988	5,064

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (09/15/1999)
Accumulation unit value at beginning of period	$1.86	$1.70	$1.71	$1.49	$1.09	$0.96	$0.93	$0.84	$0.70	$1.12
Accumulation unit value at end of period	$2.29	$1.86	$1.70	$1.71	$1.49	$1.09	$0.96	$0.93	$0.84	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	16,623	19,473	23,888	27,852	32,151	38,124	45,869	57,775	70,758	87,685

Invesco V.I. American Franchise Fund, Series I Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.52	$1.50	$1.44	$1.34	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.92	$1.52	$1.50	$1.44	$1.34	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,454	2,871	3,396	4,080	4,650	5,741	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.08	$0.97	$1.03	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.08	$0.97	$1.03	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10,957	10,172	8,537	7,340	4,139	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.18	$1.88	$2.03	$1.87	$1.39	$1.18	$1.22	$1.07	$0.84	$1.32
Accumulation unit value at end of period	$2.54	$2.18	$1.88	$2.03	$1.87	$1.39	$1.18	$1.22	$1.07	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	13,154	16,100	20,412	24,290	30,112	35,922	43,939	51,081	95,224	120,656

Invesco V.I. Health Care Fund, Series II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.88	$2.15	$2.11	$1.78	$1.28	$1.07	$1.05	$1.01	$0.80	$1.13
Accumulation unit value at end of period	$2.15	$1.88	$2.15	$2.11	$1.78	$1.28	$1.07	$1.05	$1.01	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	3,667	4,546	6,813	5,708	5,335	4,583	4,633	4,675	5,414	5,240

Invesco V.I. International Growth Fund, Series II Shares (11/01/2005)
Accumulation unit value at beginning of period	$1.60	$1.63	$1.69	$1.70	$1.45	$1.27	$1.38	$1.23	$0.92	$1.57
Accumulation unit value at end of period	$1.95	$1.60	$1.63	$1.69	$1.70	$1.45	$1.27	$1.38	$1.23	$0.92
Number of accumulation units outstanding at end of period (000 omitted)	11,096	13,294	15,354	15,999	15,539	17,045	20,480	24,477	76,801	53,711

Invesco V.I. Mid Cap Growth Fund, Series I Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.42	$1.42	$1.42	$1.33	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.72	$1.42	$1.42	$1.42	$1.33	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,573	5,130	4,277	4,465	5,337	6,385	—	—	—	—

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$1.02	$1.13	$1.20	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$0.99	$1.02	$1.13	$1.20	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,818	5,182	7,482	8,642	5,339	—	—	—	—	—

Janus Henderson Enterprise Portfolio: Service Shares (05/01/2000)
Accumulation unit value at beginning of period	$1.33	$1.20	$1.16	$1.05	$0.80	$0.69	$0.71	$0.57	$0.40	$0.72
Accumulation unit value at end of period	$1.67	$1.33	$1.20	$1.16	$1.05	$0.80	$0.69	$0.71	$0.57	$0.40
Number of accumulation units outstanding at end of period (000 omitted)	3,318	3,479	3,910	4,202	4,877	5,538	6,760	9,504	12,181	15,191

66    RiverSource Retirement Advisor Variable Annuity — Prospectus

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.02	$1.01	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.05	$1.02	$1.01	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	16,421	16,815	12,008	5,319	1,772	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.19	$1.17	$1.21	$1.18	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.37	$1.19	$1.17	$1.21	$1.18	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,742	1,845	2,160	2,244	1,944	60	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Global Technology Portfolio: Service Shares (05/01/2000)
Accumulation unit value at beginning of period	$0.98	$0.87	$0.84	$0.78	$0.58	$0.49	$0.54	$0.44	$0.28	$0.51
Accumulation unit value at end of period	$1.41	$0.98	$0.87	$0.84	$0.78	$0.58	$0.49	$0.54	$0.44	$0.28
Number of accumulation units outstanding at end of period (000 omitted)	5,998	6,645	7,403	7,502	8,912	10,178	12,352	16,131	19,312	16,671

Janus Henderson Overseas Portfolio: Service Shares (05/01/2000)
Accumulation unit value at beginning of period	$1.08	$1.17	$1.29	$1.49	$1.31	$1.17	$1.75	$1.41	$0.80	$1.68
Accumulation unit value at end of period	$1.40	$1.08	$1.17	$1.29	$1.49	$1.31	$1.17	$1.75	$1.41	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	7,624	8,888	10,549	12,453	15,967	20,796	28,873	39,710	46,612	54,116

Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.57	$1.58	$1.52	$1.36	$1.05	$0.90	$0.96	$0.85	$0.63	$1.06
Accumulation unit value at end of period	$1.98	$1.57	$1.58	$1.52	$1.36	$1.05	$0.90	$0.96	$0.85	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	5,586	6,279	7,362	7,359	9,102	10,929	13,639	18,753	168,562	128,192

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.15	$1.13	$1.14	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.38	$1.15	$1.13	$1.14	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,938	2,834	3,086	2,470	1,416	—	—	—	—	—

MFS ® Massachusetts Investors Growth Stock Portfolio – Service Class (03/27/2015)
Accumulation unit value at beginning of period	$1.02	$0.98	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.30	$1.02	$0.98	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	12,864	15,670	18,780	—	—	—	—	—	—	—

MFS ® New Discovery Series – Service Class (05/01/2000)
Accumulation unit value at beginning of period	$1.84	$1.71	$1.76	$1.92	$1.37	$1.15	$1.29	$0.96	$0.60	$0.99
Accumulation unit value at end of period	$2.30	$1.84	$1.71	$1.76	$1.92	$1.37	$1.15	$1.29	$0.96	$0.60
Number of accumulation units outstanding at end of period (000 omitted)	5,070	5,967	7,470	9,073	12,730	14,561	18,476	17,906	20,432	22,831

MFS ® Utilities Series – Service Class (08/13/2001)
Accumulation unit value at beginning of period	$2.96	$2.69	$3.18	$2.86	$2.40	$2.14	$2.03	$1.80	$1.37	$2.22
Accumulation unit value at end of period	$3.36	$2.96	$2.69	$3.18	$2.86	$2.40	$2.14	$2.03	$1.80	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	13,841	15,339	17,604	21,703	22,161	24,763	28,483	30,235	35,891	43,832

Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.36	$1.33	$1.36	$1.21	$1.19	$0.92	$1.04	$0.86	$0.61	$1.11
Accumulation unit value at end of period	$1.48	$1.36	$1.33	$1.36	$1.21	$1.19	$0.92	$1.04	$0.86	$0.61
Number of accumulation units outstanding at end of period (000 omitted)	5,766	7,037	8,633	9,869	11,018	11,521	13,857	16,073	38,794	50,326

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.47	$1.63	$1.75	$1.74	$1.28	$1.19	$1.29	$0.98	$0.63	$1.20
Accumulation unit value at end of period	$2.02	$1.47	$1.63	$1.75	$1.74	$1.28	$1.19	$1.29	$0.98	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	3,608	3,758	4,823	5,706	6,523	7,547	11,091	11,306	12,049	11,266

Neuberger Berman AMT International Equity Portfolio (Class S) (05/01/2006)
Accumulation unit value at beginning of period	$1.02	$1.04	$1.04	$1.08	$0.93	$0.79	$0.91	$0.75	$0.57	$1.07
Accumulation unit value at end of period	$1.27	$1.02	$1.04	$1.04	$1.08	$0.93	$0.79	$0.91	$0.75	$0.57
Number of accumulation units outstanding at end of period (000 omitted)	2,678	2,865	3,296	3,552	3,805	3,744	4,654	5,093	40,525	41,079

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.93	$0.99	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.91	$0.93	$0.99	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,066	1,043	1,028	390	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.09	$2.11	$2.05	$2.03	$1.62	$1.35	$1.49	$1.30	$0.94	$1.59
Accumulation unit value at end of period	$2.82	$2.09	$2.11	$2.05	$2.03	$1.62	$1.35	$1.49	$1.30	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	12,158	11,402	12,573	12,255	13,330	14,055	16,697	18,638	21,263	24,950

Oppenheimer Global Strategic Income Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$1.60	$1.52	$1.58	$1.55	$1.57	$1.40	$1.41	$1.24	$1.06	$1.25
Accumulation unit value at end of period	$1.68	$1.60	$1.52	$1.58	$1.55	$1.57	$1.40	$1.41	$1.24	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	48,596	56,033	71,089	87,326	106,841	136,644	159,925	193,872	350,910	395,298

RiverSource Retirement Advisor Variable Annuity — Prospectus    67

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.65	$2.27	$2.44	$2.21	$1.59	$1.36	$1.41	$1.16	$0.85	$1.39
Accumulation unit value at end of period	$2.99	$2.65	$2.27	$2.44	$2.21	$1.59	$1.36	$1.41	$1.16	$0.85
Number of accumulation units outstanding at end of period (000 omitted)	8,737	8,661	9,200	8,752	8,651	8,534	9,937	12,889	15,634	18,861

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2006)
Accumulation unit value at beginning of period	$1.43	$1.27	$1.42	$1.42	$1.44	$1.26	$1.25	$1.12	$0.93	$1.12
Accumulation unit value at end of period	$1.60	$1.43	$1.27	$1.42	$1.42	$1.44	$1.26	$1.25	$1.12	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	14,975	16,963	21,291	30,891	40,275	51,223	49,462	49,921	127,629	131,661

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$0.99	$0.96	$0.97	$0.94	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.12	$0.99	$0.96	$0.97	$0.94	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,023	938	1,206	1,023	1,373	1,076	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$0.99	$1.00	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.04	$1.00	$0.99	$1.00	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8,970	5,911	4,281	3,259	2,683	—	—	—	—	—

Putnam VT Sustainable Leaders Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.97	$1.84	$1.87	$1.66	$1.23	$1.06	$1.13	$1.00	—	—
Accumulation unit value at end of period	$2.52	$1.97	$1.84	$1.87	$1.66	$1.23	$1.06	$1.13	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,245	4,766	5,636	6,247	6,713	7,461	9,245	11,503	—	—

Royce Capital Fund – Micro-Cap Portfolio, Investment Class (09/15/1999)
Accumulation unit value at beginning of period	$4.22	$3.56	$4.11	$4.30	$3.59	$3.37	$3.87	$3.00	$1.92	$3.41
Accumulation unit value at end of period	$4.40	$4.22	$3.56	$4.11	$4.30	$3.59	$3.37	$3.87	$3.00	$1.92
Number of accumulation units outstanding at end of period (000 omitted)	1,438	1,765	2,098	2,559	3,219	4,108	5,376	7,434	9,775	11,919

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.96	$0.94	$0.99	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.96	$0.94	$0.99	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	12,265	9,937	10,469	9,367	5,007	—	—	—	—	—

Third Avenue Value Portfolio (09/21/1999)
Accumulation unit value at beginning of period	$3.37	$3.03	$3.35	$3.24	$2.75	$2.18	$2.80	$2.48	$1.72	$3.08
Accumulation unit value at end of period	$3.79	$3.37	$3.03	$3.35	$3.24	$2.75	$2.18	$2.80	$2.48	$1.72
Number of accumulation units outstanding at end of period (000 omitted)	1,984	2,257	2,720	3,329	4,084	4,999	6,239	8,717	12,094	15,600

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.79	$0.54	$0.71	$0.77	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.87	$0.79	$0.54	$0.71	$0.77	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,826	3,808	2,337	1,658	856	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.56	$1.49	$1.52	$1.45	$1.21	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.84	$1.56	$1.49	$1.52	$1.45	$1.21	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	169,477	176,564	194,758	199,324	205,762	177,549	153,074	45,018	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.57	$1.49	$1.52	$1.45	$1.21	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.84	$1.57	$1.49	$1.52	$1.45	$1.21	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	31,478	37,085	47,381	54,255	80,004	87,969	109,521	123,203	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.21	$1.19	$1.20	$1.16	$1.14	$1.07	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.29	$1.21	$1.19	$1.20	$1.16	$1.14	$1.07	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	91,597	101,651	94,924	100,672	134,759	211,589	152,207	39,107	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.21	$1.19	$1.20	$1.16	$1.14	$1.07	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.29	$1.21	$1.19	$1.20	$1.16	$1.14	$1.07	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	39,141	50,251	56,974	65,491	91,676	146,041	137,636	129,583	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10,418	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,550	—	—	—	—	—	—	—	—	—

68    RiverSource Retirement Advisor Variable Annuity — Prospectus

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$1.02	$1.04	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.04	$1.02	$1.04	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	196,362	173,746	84,219	47,213	23,356	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.08	$1.05	$1.08	$1.04	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$1.05	$1.08	$1.04	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	559,214	545,537	342,067	214,158	98,193	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.14	$1.11	$1.16	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.32	$1.14	$1.11	$1.16	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,565,618	3,079,934	2,461,500	1,530,962	541,712	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (04/30/2012)
Accumulation unit value at beginning of period	$1.19	$1.16	$1.20	$1.16	$1.02	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.34	$1.19	$1.16	$1.20	$1.16	$1.02	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,348,661	5,069,930	4,166,843	3,245,376	2,279,309	956,051	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.40	$1.35	$1.37	$1.32	$1.19	$1.09	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.57	$1.40	$1.35	$1.37	$1.32	$1.19	$1.09	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,240,606	1,265,648	1,290,607	1,313,689	1,372,194	1,323,161	1,036,629	372,331	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.40	$1.35	$1.37	$1.32	$1.19	$1.09	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.57	$1.40	$1.35	$1.37	$1.32	$1.19	$1.09	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	352,246	428,255	534,847	628,237	704,894	756,580	839,441	951,448	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.48	$1.42	$1.45	$1.39	$1.21	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.70	$1.48	$1.42	$1.45	$1.39	$1.21	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	606,530	641,719	690,999	712,898	755,350	671,792	586,675	199,756	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.48	$1.42	$1.45	$1.39	$1.21	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.71	$1.48	$1.42	$1.45	$1.39	$1.21	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	143,369	171,087	217,245	254,402	336,824	380,336	451,744	514,222	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.30	$1.27	$1.28	$1.23	$1.16	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.42	$1.30	$1.27	$1.28	$1.23	$1.16	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	272,779	289,627	299,356	321,778	370,454	457,930	335,257	125,196	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.31	$1.27	$1.28	$1.24	$1.17	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.42	$1.31	$1.27	$1.28	$1.24	$1.17	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	99,579	122,688	154,486	187,724	235,162	314,235	323,133	335,424	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (08/14/2001)
Accumulation unit value at beginning of period	$3.22	$2.59	$2.89	$2.86	$2.14	$1.90	$2.01	$1.63	$1.21	$1.78
Accumulation unit value at end of period	$3.42	$3.22	$2.59	$2.89	$2.86	$2.14	$1.90	$2.01	$1.63	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	6,360	7,636	9,211	11,003	13,581	16,925	21,324	26,229	81,111	85,345

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.01	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.01	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	46,011	5,179	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	515,181	92,936	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.02	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	379,986	48,868	—	—	—	—	—	—	—	—

Wanger International (09/15/1999)
Accumulation unit value at beginning of period	$2.89	$2.96	$2.98	$3.15	$2.60	$2.16	$2.55	$2.06	$1.39	$2.58
Accumulation unit value at end of period	$3.81	$2.89	$2.96	$2.98	$3.15	$2.60	$2.16	$2.55	$2.06	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	14,860	16,879	20,631	23,709	27,965	32,328	41,066	50,298	80,522	88,899

RiverSource Retirement Advisor Variable Annuity — Prospectus    69

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Wanger USA (09/15/1999)
Accumulation unit value at beginning of period	$3.47	$3.08	$3.13	$3.01	$2.27	$1.91	$2.00	$1.64	$1.16	$1.94
Accumulation unit value at end of period	$4.10	$3.47	$3.08	$3.13	$3.01	$2.27	$1.91	$2.00	$1.64	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	17,899	20,983	25,786	30,286	36,897	43,824	54,608	67,604	100,879	117,299

Wells Fargo VT Index Asset Allocation Fund – Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.13	$1.99	$1.99	$1.70	$1.43	$1.28	$1.21	$1.08	$0.95	$1.35
Accumulation unit value at end of period	$2.36	$2.13	$1.99	$1.99	$1.70	$1.43	$1.28	$1.21	$1.08	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	3,758	4,428	4,780	5,281	6,211	7,204	8,819	11,303	15,303	19,992

Wells Fargo VT International Equity Fund – Class 2 (02/04/2004)
Accumulation unit value at beginning of period	$1.54	$1.50	$1.49	$1.59	$1.34	$1.20	$1.39	$1.20	$1.05	$1.82
Accumulation unit value at end of period	$1.90	$1.54	$1.50	$1.49	$1.59	$1.34	$1.20	$1.39	$1.20	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	5,939	5,786	7,081	6,905	7,648	9,560	12,050	15,532	69,836	8,283

Wells Fargo VT Small Cap Growth Fund – Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.18	$2.04	$2.12	$2.18	$1.47	$1.37	$1.45	$1.16	$0.76	$1.32
Accumulation unit value at end of period	$2.71	$2.18	$2.04	$2.12	$2.18	$1.47	$1.37	$1.45	$1.16	$0.76
Number of accumulation units outstanding at end of period (000 omitted)	7,126	7,160	7,984	7,461	8,750	10,201	12,890	18,266	20,853	19,000

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.05	$0.92	$0.99	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.05	$0.92	$0.99	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,339	2,430	2,464	1,908	770	—	—	—	—	—

70    RiverSource Retirement Advisor Variable Annuity — Prospectus

Table of Contents of the Statement of Additional Information
Calculating Annuity Payouts	p. 3
Rating Agencies	p. 4
Principal Underwriter	p. 4
Service Providers	p. 4
Independent Registered Public Accounting Firm	p. 5
Condensed Financial Information (Unaudited)	p. 6
Financial Statements

RiverSource Retirement Advisor Variable Annuity — Prospectus    71

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, Inc.
©2008-2018 RiverSource Life Insurance Company. All rights reserved.
S-6467 CD (4/18)

Prospectus
April 30, 2018
RiverSource®
Retirement Advisor Advantage Variable Annuity
Retirement Advisor Select Variable Annuity
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Telephone: 1-800-862-7919
(Service Center)
ameriprise.com/variableannuities
RiverSource Variable Account 10
This prospectus contains information that you should know before investing in the RiverSource Retirement Advisor Advantage Variable Annuity (RAVA Advantage) or the RiverSource Retirement Advisor Select Variable Annuity (RAVA Select).
New contracts are not currently being offered.
Prospectuses are also available for:
AB Variable Products Series Fund, Inc.
ALPS Variable Investment Trust
American Century Variable Portfolios, Inc.
BlackRock Variable Series, Inc.
Calvert Variable Series, Inc.
Columbia Funds Variable Insurance Trust
Columbia Funds Variable Series Trust II
Credit Suisse Trust
Deutsche Variable Series II
Eaton Vance Variable Trust
Fidelity® Variable Insurance Products – Service Class 2
Franklin® Templeton® Variable Insurance Products Trust – Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Invesco Variable Insurance Funds
Ivy Variable Insurance Portfolios
Janus Aspen Series: Service Shares
Lazard Retirement Series, Inc.
MFS® Variable Insurance TrustSM
Morgan Stanley Variable Insurance Fund, Inc. (VIF)
Neuberger Berman Advisers Management Trust
Oppenheimer Variable Account Funds – Service Shares
PIMCO Variable Insurance Trust (VIT)
Putnam Variable Trust – Class IB Shares
Wanger Advisors Trust
VanEck VIP Trust
Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.
The contracts provide for purchase payment credits which we may reverse under certain circumstances. Expenses may be higher and surrender charges may be higher and longer for contracts with purchase payment credits than for contracts without such credits. The amount of the credit may be more than offset by additional charges associated with the credit. (See “Buying Your Contract — Purchase Payment Credits”).
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.
A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    1

Variable annuities are complex products. The fees and charges, as well as the available features and benefits, of the variable annuity contracts described in this prospectus will be different from other variable annuities offered in the marketplace. The interest credited, guarantees provided, and credits available, as well as the funds serving as underlying investments and their corresponding expenses, may differ among the variable annuities that are available to you. RiverSource Life may offer other variable annuities or other types of annuities. The benefits, features, fees and charges of these annuities may be different from those described in this prospectus. With the aid of an appropriate financial professional, we encourage you to compare and contrast the variable annuity contracts described in this prospectus with other variable annuities available in the marketplace, including other types of annuities we may offer. This will aid in determining whether purchasing a contract is consistent with your investment objectives, risk tolerance, time horizon, marital status, tax situation, and your unique financial situation and needs. If you select an annuity that includes surrender or other liquidation charges, you should also consider any future needs you may have to access your contract value. The optional benefits and features available with the contracts usually come with additional costs. Consider any additional costs carefully when electing these optional benefits and features.

2    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    3

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Beneficiary: The person you designate to receive benefits in case of the owner’s or annuitant’s death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Fixed account: Part of our general account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.
Funds: Investment options under your contract. Unless an asset allocation program is in effect, you may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order”, your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security
Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a nonnatural person or a revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code.
Purchase payment credits: An addition we make to your contract value. We base the amount of the credit on the surrender charge schedule you elect and/or total purchase payments.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•	Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•	Roth IRAs under including inherited Roth IRAs Section 408A of the Code
•	SIMPLE IRAs under Section 408(p) of the Code
•	Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code
•	Plans under Section 401(k) of the Code
•	Custodial and investment only accounts maintained for qualified retirement plans under Section 401(a) of the Code
•	Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.
All other contracts are considered nonqualified annuities.
Rider: You receive a rider when you purchase the EEB, EEP or MAV. The rider adds the terms of the optional benefit to your contract.

4    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Rider effective date: The date a rider becomes effective as stated in the rider.
RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Settlement date: The date when annuity payouts are scheduled to begin.
Surrender value: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    5

The Contracts in Brief
This prospectus describes two contracts. RAVA Advantage offers a choice of a seven-year or a ten-year surrender charge schedule and relatively lower expenses. RAVA Select offers a three-year surrender charge schedule and relatively higher expenses. The information in this prospectus applies to both contracts unless stated otherwise.
Purpose: The purpose of each contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed accounts and/or subaccounts under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax).
It may not have been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.
Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code including 403(b) plans. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Some employers may permit you to deposit your contributions into other investments such as mutual funds. If such investments are available to you, before enrolling under the contract, you should consider features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits and optional riders (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.
Buying a contract: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See “Buying Your Contract”).
Free look period: The contracts in this prospectus are no longer sold. Generally, all available free look periods have now expired.
Accounts: Generally, you may allocate your purchase payments among any or all of:
•	the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see “The Variable Account and the Funds”)
•	the fixed account, which earns interest at a rate that we adjust periodically. Purchase payment allocations to the fixed account may be subject to special restrictions. (see “The Fixed Account”)
Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (see “Making the Most of Your Contract — Transferring Among Accounts”)
Surrenders: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an Internal Revenue Service (“IRS”) penalty that may apply if you surrender prior to your reaching age 59½) and may have other tax consequences; also, certain restrictions apply. (see “Surrenders”)
Benefits in case of death: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value, except in the case of a purchase payment credit reversal.
(see “Benefits in Case of Death — Standard Death Benefit”)
Optional benefits: These contracts offer optional features that are available for additional charges if you meet certain criteria. (see “Optional Benefits”)
Annuity payouts: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the settlement date. You may choose from

6    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

a variety of plans that can help meet your retirement or other income needs. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (see “The Annuity Payout Period”)
Taxes: Generally, income earned on your contract value grows tax-deferred until you surrender it or begin to receive payouts. Upon surrender, income taxes generally apply, (under certain circumstances, IRS penalty taxes may apply to surrenders) unless you direct such amounts to be transferred to another investment within the same retirement plan have them directly rolled over to another eligible retirement plan such as an IRA, or qualify for Section 1035 treatment. The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (see “Taxes”)

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    7

Expense Summary
The following tables describe the fees and expenses that are paid when buying, owning and surrendering the contract. The first table describes the fees and expenses that you paid at the time that you bought the contract and may pay when you surrender the contract. State premium taxes also may be deducted.
Contract Owner Transaction Expenses
Surrender charge for RAVA Advantage
(Contingent deferred sales load as a percentage of purchase payment surrendered)
You select either a seven-year or ten-year surrender charge schedule at the time of application.*
Seven-year schedule		Ten-year schedule*
Number of completed years from date of each purchase payment**	Surrender charge percentage	Number of completed years from date of each purchase payment**	Surrender charge percentage
0	7%	0	8%
1	7	1	8
2	7	2	8
3	6	3	7
4	5	4	7
5	4	5	6
6	2	6	5
7	0	7	4
		8	3
		9	2
		10	0
*	The ten-year surrender charge schedule is not available for contracts issued in Oregon. For contracts issued in Massachusetts, Oregon and Washington, surrender charges are waived after the tenth contract anniversary for all payments regardless of when payments are made.
**	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed fourteen days prior to the anniversary of the day each purchase payment was received.
Surrender charge for RAVA Select and Texas contracts issued prior to 11/7/2002
(Contingent deferred sales load as a percentage of purchase payment surrendered)
Years from contract date***	Surrender charge percentage
1	7%
2	7
3	7
Thereafter	0
Surrender charge for RAVA Select in Texas contracts issued on or after 11/7/2002
(Contingent deferred sales load)
	Surrender charge percentage (as a percentage of purchase payments surrendered) in contract year
Payments made in contract year***	1	2	3	Thereafter
1	8%	7%	6%	0%
2		8	7	0
3			8	0
Thereafter				0
***	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed one day prior to the contract anniversary.
Liquidation charge under Variable Payout Plan E — Payouts for a specified period: Under this annuity payout plan, you can choose to surrender those payments. The amount that you can surrender is the present value of any remaining variable payouts. The liquidation charge equals the present value of the remaining payments using the assumed interest rate minus the present value of the remaining payouts using the discount rate. (See “Charges – Surrender Charge” and “The Annuity Payout Period – Annuity Payout Plans.”)

8    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

	Assumed investment rate
	3.50%	5.00%
Qualified annuity discount rate	4.72%	6.22%
Nonqualified annuity discount rate	4.92%	6.42%
Surrender charge for fixed annuity payouts, if available:
Number of Completed Years Since Annuitization	Surrender charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit surrenders in the first year after annuitization.
The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.
Annual Contract Administrative Charge
$30
(We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)
Optional Rider Fees
(As a percentage of the contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)
MAV rider fee	0.25%*
EEB rider fee	0.30%
EEP rider fee	0.40%
PN rider fee**	0.00%
*	For contracts purchased before May 1, 2003, the MAV rider fee is 0.15%.
**	Effective May 10, 2010, the rider is not required to select funds of funds in the PN program and this fee does not apply. Prior to May 10, 2010, the PN rider fee was 0.10% and the maximum fee was 0.20%.
Annual Variable Account Expenses
(Total annual variable account expenses as a percentage of average daily subaccount value)
Mortality and expense risk fee:	RAVA Advantage	RAVA Select
For nonqualified annuities	0.95%	1.20%
For qualified annuities	0.75%	1.00%
Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the contract. The minimum and maximum expenses listed below are based on expenses for the funds’ fiscal year ended Dec. 31, 2017, unless otherwise noted, without taking into account fee waivers and/or expense reimbursements that may apply. More detail concerning each underlying fund’s fees and expenses is contained in each fund’s prospectus.
Minimum and maximum total annual operating expenses for the funds(1)
(Including management, distribution (12b-1) and/or service fees and other expenses)
	Minimum(%)	Maximum(%)
Total expenses before fee waivers and/or expense reimbursements	0.41	2.76
(1)	Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    9

Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

10    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges*, variable account annual expenses and fund fees and expenses.
These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.
Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the optional MAV and EEP. Although your actual costs may be lower, based on these assumptions your costs would be:
	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA Advantage
With a ten-year surrender charge schedule	$1,210	$2,086	$2,966	$4,855	$481	$1,445	$2,414	$4,855
RAVA Advantage
With a seven-year surrender charge schedule	1,108	1,975	2,755	4,809	476	1,431	2,391	4,809
RAVA Select	1,132	1,504	2,507	5,012	502	1,504	2,507	5,012
RAVA Select – Texas	1,132	1,504	2,507	5,012	502	1,504	2,507	5,012

	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA Advantage
With a ten-year surrender charge schedule	$1,191	$2,031	$2,877	$4,687	$460	$1,386	$2,319	$4,687
RAVA Advantage
With a seven-year surrender charge schedule	1,089	1,920	2,666	4,643	456	1,373	2,297	4,643
RAVA Select	1,112	1,446	2,414	4,850	481	1,446	2,414	4,850
RAVA Select – Texas	1,112	1,446	2,414	4,850	481	1,446	2,414	4,850
Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:
	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA Advantage
With a ten-year surrender charge schedule	$925	$1,231	$1,508	$1,939	$171	$527	$ 902	$1,939
RAVA Advantage
With a seven-year surrender charge schedule	823	1,120	1,295	1,923	169	522	895	1,923
RAVA Select	846	600	1,027	2,198	195	600	1,027	2,198
RAVA Select – Texas	846	600	1,027	2,198	195	600	1,027	2,198

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    11

	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA Advantage
With a ten-year surrender charge schedule	$906	$1,170	$1,400	$1,711	$150	$463	$794	$1,711
RAVA Advantage
With a seven-year surrender charge schedule	803	1,059	1,188	1,697	149	459	788	1,697
RAVA Select	827	538	921	1,978	175	538	921	1,978
RAVA Select – Texas	827	538	921	1,978	175	538	921	1,978
(*)	In these examples, the contract administrative charge is $30.
THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

12    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Condensed Financial Information
You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combination in Appendix C.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.
The Variable Account and the Funds
The variable account: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds: The contract currently offers subaccounts investing in shares of the funds listed in the table below.
Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number listed on the first page of this prospectus.
•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund name and management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    13

foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see “Making the Most of Your Contract — Portfolio Navigator Program”) or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.
•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.
•	Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
•	Risks and Conflicts of Interest with Certain Funds Advised by Columbia Management. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several funds of funds, including Portfolio Navigator and Portfolio Stabilizer funds. As such, it retains full discretion over the investment activities and investment decisions of the funds. These funds invest in other registered mutual funds. In providing investment advisory services for the funds and the underlying funds in which those funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management Investment Advisers or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
•	Volatility and Volatility Management Risk with the Portfolio Stabilizer funds. Portfolio Stabilizer funds are managed volatility funds that employ a strategy designed to reduce overall volatility and downside risk. These types of funds are available under the contracts and one or more of these funds may be offered in other variable annuity and variable life insurance products offered by us. These funds may also be used in conjunction with guaranteed living benefit and death benefit riders we offer with various annuity contracts.
Conflicts may arise because the manner in which these funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit and death benefit riders. Managed volatility funds employ a strategy to reduce overall volatility and downside risk. A successful strategy may result in smaller losses to your contract value when markets are declining and market volatility is high. In turn, a successful strategy may also result in less gain in your contract value during rising markets with higher volatility when compared to funds not employing a managed volatility strategy. Accordingly, although an investment in the Portfolio Stabilizer funds may mitigate declines in your contract value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your contract value during periods of positive performance by the equity markets. There is no guarantee any of the funds’ strategies will be successful. When offered with a guaranteed living benefit, managed volatility funds may decrease the number and amount of any periodic benefit base increase opportunities. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
While Columbia Management is the investment adviser to the Portfolio Navigator and Portfolio Stabilizer funds, it provides no investment advice to you as to whether an allocation to the funds is appropriate for you. You must decide whether an investment in these funds is right for you. Additional information on the funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised fund of funds and managed volatility funds and their investment objectives are listed in the table below.

14    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

•	Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including but not limited to expense payments and non-cash compensation, for various purposes:
•	Compensating, training and educating financial advisors who sell the contracts.
•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to contract owners, authorized selling firms and financial advisors.
•	Providing sub-transfer agency and shareholder servicing to contract owners.
•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.
•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•	Furnishing personal services to contract owners, including education of contract owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    15

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or from the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.
•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.
Unless the PN program is in effect, you may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the funds listed in the table below. From time to time, certain fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, changes may take some period of time to complete. As a result it is possible you may receive various forms, reports and confirmations that reflect a fund’s prior name.
Investing In	Investment Objective and Policies	Investment Adviser
AB VPS Dynamic Asset Allocation Portfolio (Class B)	Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AllianceBernstein L.P.
AB VPS Global Thematic Growth Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS Growth and Income Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS International Value Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
ALPS | Alerian Energy Infrastructure Portfolio: Class III	The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index (the "Index").	ALPS Advisors, Inc.
American Century VP International, Class II	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Mid Cap Value, Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
American Century VP Ultra®, Class II	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Value, Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
BlackRock Global Allocation V.I. Fund (Class III)	Seeks high total investment return.	BlackRock Advisors, LLC
Calvert VP SRI Balanced Portfolio - Class I	Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert Investment Management, Inc.

16    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Balanced Fund (Class 3)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Commodity Strategy Fund (Class 2)	Seeks to provide shareholders with total return.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., subadviser.
Columbia Variable Portfolio - Contrarian Core Fund (Class 2)	Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Disciplined Core Fund (Class 3)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Diversified Absolute Return Fund (Class 2)	Seeks to provide shareholders with absolute (positive) returns.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3)	Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 2)	Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Fund (Class 3)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Global Bond Fund (Class 3)	Non-diversified fund that seeks to provide shareholders with high total return through income and growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Government Money Market Fund (Class 3)	Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - High Yield Bond Fund (Class 3)	Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Income Opportunities Fund (Class 3)	Seeks to provide shareholders with high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Intermediate Bond Fund (Class 3)	Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Growth Fund (Class 3)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Index Fund (Class 3)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2)	Seeks to provide shareholders with level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    17

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 2)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 3)	Seeks to provide shareholders with growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Overseas Core Fund (Class 3) (previously Columbia Variable Portfolio - Select International Equity Fund (Class 3))*	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., subadviser.(Effective on May 1, 2018, Threadneedle International Limited will no longer serve as subadviser for the Fund.)
Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3)	Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC
Credit Suisse Trust - Commodity Return Strategy Portfolio	The portfolio is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return ("BCOM Index").	Credit Suisse Asset Management, LLC
CTIVP SM - AQR Managed Futures Strategy Fund (Class 2) (previously Variable Portfolio - AQR Managed Futures Strategy Fund (Class 2))*	Seeks positive absolute returns.	Columbia Management Investment Advisers, LLC, adviser; AQR Capital Management, LLC, subadviser.
CTIVP SM - BlackRock Global Inflation-Protected Securities Fund (Class 3) (previously Variable Portfolio - BlackRock Global Inflation-Protected Securities Fund (Class 3))*	Seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser.
CTIVP SM - Lazard International Equity Advantage Fund (Class 2) (previously Variable Portfolio - Lazard International Equity Advantage Fund (Class 2))*	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Lazard Asset Management LLC., subadviser.

18    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
CTIVP SM - Loomis Sayles Growth Fund (Class 1) (previously Variable Portfolio - Loomis Sayles Growth Fund (Class 1))*	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Loomis, Sayles & Company, L.P., subadviser.
CTIVP SM - MFS® Blended Research® Core Equity Fund (Class 3) (previously Variable Portfolio - MFS® Blended Research® Core Equity Fund (Class 3))*	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.
CTIVP SM - Victory Sycamore Established Value Fund (Class 3) (previously Variable Portfolio - Victory Sycamore Established Value Fund (Class 3))*	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.
CTIVP SM - Wells Fargo Short Duration Government Fund (Class 2) (previously Variable Portfolio - Wells Fargo Short Duration Government Fund (Class 2))*	Seeks to provide shareholders with current income consistent with capital preservation.	Columbia Management Investment Advisers, LLC, adviser; Wells Capital Management Incorporated, subadviser.
Deutsche Alternative Asset Allocation VIP, Class B	Seeks capital appreciation.	Deutsche Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.
Eaton Vance VT Floating-Rate Income Fund - Initial Class	Seeks high level of current income.	Eaton Vance Management
Fidelity ® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either "growth" stocks or "value" stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Growth & Income Portfolio Service Class 2	Seeks high total return through a combination of current income and capital appreciation. Normally invests a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. Invests in domestic and foreign issuers. The Fund invests in either "growth" stocks or "value" stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either "growth" or "value" common stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    19

Investing In	Investment Objective and Policies	Investment Adviser
Fidelity ® VIP Overseas Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks allocating investments across different countries and regions. Normally invests at least 80% of assets in non-U.S. securities.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Strategic Income Portfolio Service Class 2	Seeks a high level of current income and may also seek capital appreciation.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)) and other investment advisers serve as sub-advisers for the fund.
Franklin Global Real Estate VIP Fund - Class 2	Seeks high total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.	Franklin Templeton Institutional, LLC
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC
Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT U.S. Equity Insights Fund - Institutional Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Invesco V.I. American Franchise Fund, Series II Shares	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares	Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund, Series II Shares	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.
Invesco V.I. Diversified Dividend Fund, Series I Shares	Seeks to provide reasonable current income and long-term growth of income and capital.	Invesco Advisers, Inc.

20    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Invesco V.I. Health Care Fund, Series II Shares (previously Invesco V.I. - Global Health Care Fund, Series II Shares)	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund, Series II Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth Fund, Series I Shares	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. Technology Fund, Series I Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Ivy VIP Asset Strategy	Seeks to provide total return.	Ivy Investment Management Company
Janus Henderson Balanced Portfolio: Service Shares (previously Janus Aspen Series Balanced Portfolio: Services Shares)	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Flexible Bond Portfolio: Service Shares (previously Janus Aspen Series Flexible Bond Portfolio: Service Shares)	Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Capital Management LLC
Janus Henderson Global Technology Portfolio: Service Shares (previously Janus Aspen Series Global Technology Portfolio: Service Shares)	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Overseas Portfolio: Service Shares (previously Janus Aspen Series Overseas Portfolio: Service Shares)	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio: Service Shares (previously Janus Aspen Series Research Portfolio: Service Shares)	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management, LLC
MFS ® Massachusetts Investors Growth Stock Portfolio - Service Class	Seeks capital appreciation.	MFS ® Investment Management
MFS ® New Discovery Series - Service Class	Seeks capital appreciation.	MFS ® Investment Management
MFS ® Utilities Series - Service Class	Seeks total return.	MFS ® Investment Management

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    21

Investing In	Investment Objective and Policies	Investment Adviser
Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares	Seeks to provide current income and capital appreciation.	Morgan Stanley Investment Management Inc., adviser; Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, subadvisers.
Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.
Neuberger Berman AMT International Equity Portfolio (Class S)	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)	Seeks capital appreciation with an emphasis on absolute (i.e., positive) returns.	Neuberger Berman Investment Advisers LLC
Oppenheimer Global Fund/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Global Strategic Income Fund/VA, Service Shares	Seeks total return.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
PIMCO VIT All Asset Portfolio, Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.	Pacific Investment Management Company LLC (PIMCO)
PIMCO VIT Total Return Portfolio, Advisor Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
Putnam VT Global Health Care Fund - Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, advisor; The Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager.
Putnam VT International Equity Fund - Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, advisor; The Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager.
Putnam VT Sustainable Leaders Fund - Class IB Shares (previously Putnam VT - Multi-Cap Growth Fund - Class IB Shares)	Seeks long-term capital appreciation.	Putnam Investment Management, LLC, advisor; Putnam Investments Limited, sub-manager.
Templeton Global Bond VIP Fund - Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.

22    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
VanEck VIP Global Gold Fund (Class S Shares)	Seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.	Van Eck Associates Corporation
Variable Portfolio - Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Risk Fund (Class 2) (previously Columbia Variable Portfolio - Managed Risk Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Risk U.S. Fund (Class 2) (previously Columbia Variable Portfolio - Managed Risk U.S. Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Conservative Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    23

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - Moderate Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Partners Small Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Denver Investment Advisors LLC, Jacobs Levy Equity Management, Inc., Nuveen Asset Management, LLC and Segall Bryant & Hamill, LLC, subadvisers.(Effective on or about May 1, 2018, Denver Investments Advisors LLC will no longer serve as subadviser for this Fund.)
Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2) (previously Columbia Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Growth Fund (Class 2) (previously Columbia Variable Portfolio - U.S. Flexible Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2) (previously Columbia Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Wanger International	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC
Wanger USA	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC
Wells Fargo VT Index Asset Allocation Fund - Class 2	Seeks long-term total return, consisting of capital appreciation and current income.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT International Equity Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

24    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Wells Fargo VT Opportunity Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Small Cap Growth Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Western Asset Variable Global High Yield Bond Portfolio - Class II	Seeks to maximize total return.	Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisers.
*The Fund’s name change is effective on May 1, 2018.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    25

The General Account
The general account includes all assets owned by RiverSource Life, other than those in the variable account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any death or living benefits offered under the contract. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The Fixed Account
You also may allocate purchase payments and purchase payment credits or transfer contract value to the fixed account. Amounts allocated to the fixed account are part of our general account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings.
We have not registered interests in the fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. We believe these options are exempt from registration under the federal securities laws because the underlying values do not vary according to the performance of a separate account and satisfy state standard non-forfeiture laws. Accordingly, we have a reasonable basis for concluding that the fixed account provides sufficient guarantees of principal and interest through the company’s general account to qualify under Section 3(a)(8) of the Securities Act of 1933.
The fixed account has not been registered with the SEC. Disclosures regarding the fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Buying Your Contract
New contracts are not currently being offered.
As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an annuitant if you are 90 or younger.
The contract provides for allocation of purchase payments and purchase payment credits to the subaccounts of the variable account and/or to the fixed account in tenth of percent increments. For contracts issued on or after July 1, 2003, we reserve the right to limit the amount of any purchase payment allocated to the fixed account to 30% of the purchase payment.
We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.

26    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Purchase Payments
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of the contract.
Minimum allowable purchase payments*
If paying by installments under a scheduled payment plan:
$50 per month
	RAVA Advantage	RAVA Select
If paying by any other method: initial payment for qualified annuities	$1,000	$2,000
initial payment for nonqualified annuities	2,000	10,000
for any additional payments	50	50
*	Installments must total at least $600 in the first year. If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days’ written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in Illinois and New Jersey.
Maximum allowable annual purchase payments** based on the age of you or the annuitant, whoever is older, on the effective date of the contract:
	RAVA Advantage	RAVA Select
through age 85	100,000	100,000
for ages 86 to 90	50,000	50,000
**	These annual contribution limits apply in total to all RiverSource Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan’s or the Code’s limits on annual contributions also apply.
We will consider your contract void from the start if we do not receive initial purchase payment within 180 days from the application signed date. Purchase payment amounts and purchase payment timing may vary by state and may be limited under the terms of your contract. For RAVA Advantage, except for TSAs, purchase payments are limited and may not be made after the third contract anniversary in Massachusetts, Washington and Oregon.
Subject to state law limitations, we reserve the right to not accept purchase payments allocated to the fixed account for twelve months following either:
1.	a partial surrender from the fixed account; or
2.	a lump sum transfer from the fixed account to a subaccount.
How to Make Purchase Payments
1 1 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
70200 Ameriprise Financial Center
Minneapolis, MN 55474
2 2 By scheduled payment plan
We can help you set up:
•	an automatic payroll deduction, salary reduction or other group billing arrangement; or
•	a bank authorization.
Purchase Payment Credits
For RAVA Advantage: we add a credit to your contract in the amount of:
•	1% of each purchase payment received:
–	if you elect the ten-year surrender charge schedule for your contract*; or
–	if you elect the seven-year surrender charge schedule for your contract and your initial purchase payment to the contract is at least $100,000.
•	2% of each purchase payment received if you elect the ten-year surrender charge schedule for your contract* and your initial purchase payment to the contract is at least $100,000.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    27

To the extent a death benefit or surrender payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for surrender charge waiver due to Nursing Home Confinement, we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits.*
Surrender charges under RAVA Advantage may be higher and longer than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, there could be circumstances where you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. All things being equal (such as fund performance and availability), this may occur if you select the ten-year surrender charge and you make a full surrender in years five through ten. We pay for the credits under RAVA Advantage primarily through revenue from a higher and longer surrender charge schedule and through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.
For RAVA Select: we add a credit to your contract in the amount of 1% of each purchase payment received in the first contract year if your initial purchase payment to the contract is at least $250,000.
To the extent a death benefit or surrender payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for surrender charge waiver due to Hospital or Nursing Home Confinement, we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits.* The amount we pay to you under these circumstances will always equal or exceed your surrender value.
Expenses under RAVA Select may be higher than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, you may be worse off purchasing this contract. We pay for the credits under RAVA Select primarily through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.
We fund all credits from our general account. We do not consider credits to be “investments” for income tax purposes. (See “Taxes.”)
We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.
*	The ten-year surrender charge under RAVA Advantage is not available in Oregon. Contracts purchased in Oregon are only eligible for a 1% purchase payment credit if the initial purchase payment is at least $100,000. For contracts purchased in Oregon, we will not assess a charge equal to the amount of the purchase payment credits upon payment of a death benefit or surrender.
We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract. (See “The Contract in Brief — Free look period.”)
We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.
Limitations on Use of Contracts
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.
The Settlement Date
Annuity payouts are scheduled to begin on the settlement date. This means that the contract will be annuitized (converted to a stream of monthly payments), and the first payment will be sent on the settlement date. If your contract is annuitized, the contract goes into payout mode and only the annuity payout provisions continue. You will no longer have access to your contract value. In addition, the death benefit and any optional benefits you have elected will end.
Generally, the settlement date must be no later than the annuitant’s 95th birthday or the tenth contract anniversary. You can choose to delay the annuitization of your contract to a date beyond age 95, to the extent allowed by applicable tax laws, provided you send us written instructions at least 30 days before annuity payouts begin.

28    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Six months prior to your settlement date, we will contact you with your options, including the option to postpone your settlement date to a future date. If you do not make an election, annuity payouts, using the contract’s default option of Annuity Payout Plan B — Life annuity with 10 years certain, will begin on the settlement date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, payments will continue until 10 years of payments have been made.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your settlement date, your contract will not be automatically annuitized (subject to state requirements). However, if you choose, you can elect to request annuititzation or take partial surrenders to meet your required minimum distributions.
Charges
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value of RAVA Advantage or RAVA Select on your contract anniversary at the end of each contract year. Subject to state regulatory requirements, we prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value.
We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.
If you surrender your contract, we will deduct the charge at the time of surrender regardless of the contract value or purchase payments made. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.
Mortality and Expense Risk Fee
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee, which is a percentage of their average daily net assets, on an annual basis as follows:
	RAVA Advantage	RAVA Select
For nonqualified annuities	0.95%	1.20%
For qualified annuities	0.75%	1.00%
This fee covers the mortality and expense risk that we assume. This fee does not apply to the fixed account.
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•	then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.
MAV Rider Fee
We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.25%(2) of your contract value of RAVA Advantage or RAVA Select on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    29

If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in “Optional Benefits”), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date, and it does not apply after annuity payouts begin or when we pay death benefits.
EEB Rider Fee
We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.30% of your contract value of RAVA Advantage or RAVA Select on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.
If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in “Optional Benefits”), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
EEP Rider Fee
We charge a fee for the optional feature only if you select it(1). If selected, we deduct an annual fee of 0.40% of your contract value of RAVA Advantage or RAVA Select on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.
If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in “Optional Benefits”), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.
(1)	You may select any one of the MAV, EEB or EEP riders. Or you may select the MAV and either the EEB or the EEP. However, you cannot select both the EEB and the EEP. Riders may not be available in all states. The MAV, EEB and EEP riders are only available if you and the annuitant are age 75 or younger at the rider effective date. EEP is only available on contracts purchased through a transfer or exchange.
(2)	For contracts purchased before May 8, 2003, the MAV rider fee for RAVA Advantage and RAVA Select is 0.15%.
PN Rider Fee
Before May 10, 2010, we deducted our annual charge of 0.10% of your contract value less any excluded accounts on your contract anniversary at the end of each contract year. This fee is no longer applicable beginning May 10, 2010.
Surrender Charge
If you surrender all or part of your contract, you may be subject to a surrender charge. For RAVA Advantage, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. For RAVA Select, a surrender charge applies if you surrender all or part of your purchase payments in the first three contract years. You select the surrender charge period at the time of your application for the contract. The surrender charge percentages that apply to you are shown in your contract.
You may surrender an amount during any contract year without a surrender charge. We call this amount the Total Free Amount (TFA). The TFA is defined as the greater of:
•	10% of the contract value on the prior contract anniversary, and
•	current contract earnings.
NOTE: We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount or the fixed account.
Amounts surrendered in excess of the TFA may be subject to a surrender charge as described below.
Surrender charge under RAVA Advantage:
For purposes of calculating any surrender charge under RAVA Advantage, we treat amounts surrendered from your contract value in the following order:
1.	First, we surrender the TFA. We do not assess a surrender charge on the TFA.
2.	Next, we surrender purchase payments received prior to the surrender charge period you selected and shown in your contract. We do not assess a surrender charge on these purchase payments.
3.	Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period you selected and shown in your contract. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.

30    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.
The surrender charge percentage depends on the number of years since you made the payments that are surrendered, depending on the schedule you selected*:
Seven-year schedule		Ten-year schedule*
Number of completed years from date of each purchase payment**	Surrender charge percentage	Number of completed years from date of each purchase payment**	Surrender charge percentage
0	7%	0	8%
1	7	1	8
2	7	2	8
3	6	3	7
4	5	4	7
5	4	5	6
6	2	6	5
7	0	7	4
		8	3
		9	2
		10	0
*	The ten-year surrender charge schedule is not available for contracts issued in Oregon. For contracts issued in Massachusetts, Oregon and Washington, surrender charges are waived after the tenth contract anniversary for all payments regardless of when payments are made.
**	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed fourteen days prior to the anniversary of the day each purchase payment was received.
Surrender charge under RAVA Select (in Texas RAVA Select contracts issued prior to 11/7/2002):
For purposes of calculating any surrender charge under RAVA Select, we treat amounts surrendered from your contract value in the following order:
1.	First, we surrender the TFA. We do not assess a surrender charge on the TFA.
2.	Next, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first three contract years as follows:

Contract year	Surrender charge percentage
1	7%
2	7
3	7
Thereafter	0
Surrender charge under RAVA Select contracts issued in Texas on or after 11/7/2002:
For purposes of calculating any surrender charge under RAVA Select in Texas, we treat amounts surrendered from your contract value in the following order:
1.	First, we surrender the TFA. We do not assess a surrender charge on the TFA.
2.	Next, if necessary, we surrender purchase payments. We surrender amounts from the oldest purchase payments first. We do assess a surrender charge on these payments during the first three contract years as follows:

	Surrender charge percentage (as a percentage of purchase payments surrendered) in contract year
Payments made in contract year***	1	2	3	Thereafter
1	8%	7%	6%	0%
2		8	7	0
3			8	0
Thereafter				0
***	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed one day prior to the contract anniversary.
Partial surrenders under RAVA Advantage and RAVA Select
For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. The surrender charge percentage is applied to this total amount. We pay you the amount you requested.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    31

For an example, see Appendix A.
Liquidation charge under Variable Payout Plan E — Payouts for a specified period: Under this annuity payout plan, you can choose to surrender those payments. The amount that you can surrender is the present value of any remaining variable payouts. For qualified annuities, the discount rate we use in the calculation will be either 4.72% or 6.22%, depending on the applicable assumed investment rate. For nonqualified annuities, the discount rate we use in the calculation will vary between 4.92% and 6.42%, depending on the applicable assumed investment rate. The liquidation charge equals the present value of the remaining payments using the assumed interest rate minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Surrender charge under annuity payout plans allowing surrenders of the present value of remaining guaranteed payouts: If you elect an annuity payout plan and the plan we make available provides a liquidity feature permitting you to surrender any portion of the underlying value of remaining guaranteed payouts, a surrender charge may apply.
A surrender charge will be assessed against the present value of any remaining guaranteed payouts surrendered. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) annual effective interest rate and the periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you are surrendering, the present value determined will be multiplied by the surrender charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Surrender charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit surrenders in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any surrender charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following surrender will be reduced, possibly to zero.
Waiver of surrender charges
We do not assess surrender charges for:
•	surrenders of any contract earnings;
•	surrenders of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;
•	For RAVA Advantage, amounts surrendered after the tenth contract anniversary in Massachusetts, Washington and Oregon;
•	to the extent that they exceed the greater of contract earnings or 10% of the contract value on the prior contract anniversary, required minimum distributions from a qualified annuity. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;
•	contracts settled using an annuity payout plan, unless an Annuity Payout Plan E is later surrendered;
•	amounts we refund to you during the free look period*;
•	death benefits*; and
•	surrenders you make under your contract’s “Waiver of Surrender Charges for Hospital or Nursing Home Confinement” provision*. To the extent permitted by state law, this provision applies when you are under age 76 on the date that we issue the contract. Under this provision, we will waive surrender charges that we normally assess upon full or partial surrender. Under RAVA Advantage, you must provide proof satisfactory to us that, as of the date you request the surrender, you or the annuitant are confined to a nursing home and have been for the prior 90 days and the confinement began after the contract date. Under RAVA Select, you must provide proof satisfactory to us that, as of

32    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

the date you request the surrender, you or your spouse are confined to a nursing home or hospital and have been for 90 straight days and the confinement began after the contract date. (See your contract for additional conditions and restrictions on this waiver.)
* However, we will reverse certain purchase payment credits. (See “Buying your contract — Purchase payment credits.”)
Other information on charges: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59½ (fee waived in case of death or disability).
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you surrender your contract.
Valuing Your Investment
We value your accounts as follows:
The Fixed Account
We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:
•	the sum of your purchase payments and purchase payment credits and transfer amounts allocated to the fixed account;
•	plus interest credited;
•	minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;
•	minus any prorated portion of the contract administrative charge;
•	minus any prorated portion of the MAV rider charge (if selected);
•	minus any prorated portion of the EEB rider charge (if selected); and
•	minus any prorated portion of the EEP rider charge (if selected).
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge or charge for any optional riders with annual charges (if applicable).
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:
Number of units: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.
Accumulation unit value: the current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share; and

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    33

•	subtracting the percentage factor representing the mortality and expense risk fee from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: accumulation units may change in two ways — in number and in value. The number of accumulation units you own may fluctuate due to:
•	additional purchase payments you allocate to the subaccounts;
•	any purchase payment credits allocated to the subaccounts;
•	transfers into or out of the subaccounts;
•	partial surrenders;
•	surrender charges;
and a deduction of:
•	a prorated portion of the contract administrative charge;
•	a prorated portion of the MAV rider charge (if selected);
•	a prorated portion of the EEB rider charge (if selected); and/or
•	a prorated portion of the EEP rider charge (if selected).
Accumulation unit values will fluctuate due to:
•	changes in fund net asset value;
•	fund dividends distributed to the subaccounts;
•	fund capital gains or losses;
•	fund operating expenses; and
•	mortality and expense risk fees.

34    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. You may not set up automated transfer if the PN program is in effect. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		Jun	100	18	5.56
		Jul	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.
Asset Rebalancing
You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in tenth of a percent amounts) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in numbers with no more than one digit past the decimal. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.
Different rules apply to asset rebalancing under the Portfolio Navigator program (see “Portfolio Navigator Program” below).
Portfolio Navigator Program (PN Program)
If you are participating in the PN program, your contract value is allocated to a PN program investment option. The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds’ investment objective (“Portfolio Navigator funds”). You do not need to participate in the PN program to allocate your contract value to one or more Portfolio Navigator funds available under the PN program. You may choose to discontinue your participation in the PN program at any time.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    35

The PN program also allows those who participated in a previous version of the PN program and who previously opted out of the transfer of their contract value to Portfolio Navigator funds to remain invested in accordance with a “static” PN program model portfolio investment option that is not subject to updating or reallocation. For more information on the static model portfolios, see “The static model portfolios” below.
You should review any PN program information, including the prospectus for the funds of funds, carefully. Your financial advisor can provide you with additional information and can answer questions you may have on the PN program.
The Portfolio Navigator funds. We offer the following Portfolio Navigator funds:
1.    Variable Portfolio – Aggressive Portfolio
2.    Variable Portfolio – Moderately Aggressive Portfolio
3.    Variable Portfolio – Moderate Portfolio
4.    Variable Portfolio – Moderately Conservative Portfolio
5.  Variable Portfolio – Conservative Portfolio
Each of the Portfolio Navigator funds is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. For additional information about the Portfolio Navigator funds’ investment strategies, see the Funds’ prospectus.
The static model portfolios. If you have chosen to remain invested in a “static” PN program model portfolio investment option, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds according to the allocation percentages stated for the model portfolio. If you are participating in the PN program through a model portfolio, you instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.
If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, liquidation, merger or other factors.
Although the model portfolios are no longer maintained on an ongoing basis, the asset allocations in the model portfolios may have been affected by conflicts of interest similar to those to which the funds of funds are subject. Certain of the underlying funds in the model portfolios are managed by Columbia Management or an affiliate while others are not, and we or our affiliate had an incentive to specify greater allocation percentages for the affiliated underlying funds.
Participating in the PN program. You are responsible for determining which investment option is best for you. Your financial advisor can help you make this determination. In addition, your financial advisor may provide you with an investor questionnaire, a tool to help define your investing style that is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio or investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option (or the asset mix reflected in the model portfolio, if applicable) you select or have selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life is not responsible for your decision to participate in the PN program, your selection of a specific investment option or model portfolio, if applicable, or your decision to change to a different investment option.
Currently, there are five Portfolio Navigator funds (and under the previous PN program five static model portfolio investment options) ranging from conservative to aggressive. You may not use more than one investment option or model portfolio at a time. Each investment option is a fund of funds. Each model portfolio consists of subaccounts and/or the regular fixed account (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program in a model portfolio, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.
You may request a change to your fund of funds (or a transfer from your model portfolio to a fund of funds) up to twice per contract year by written request on an authorized form or by another method agreed to by us. We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:
•	limit your choice of investment options based on the amount of your initial purchase payment we accept or your contract value when you take a surrender;

36    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

•	substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and
•	discontinue the PN program after 30 days’ written notice.
Risks. An investment in a fund involves risk. Principal risks associated with an investment in a fund may be found in the relevant fund’s prospectus. There is no assurance that the funds will achieve their respective investment objectives. In addition, there is no guarantee that the fund’s strategy will have its intended effect or that it will work as effectively as is intended.
Investing in a Portfolio Navigator fund or PN program static model portfolio does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the fund, you might benefit (or benefit more) from selecting alternative investment options.
For more information and a list of the risks associated with investing in the funds, please consult the applicable funds’ prospectus and “The Variable Account and the Funds – Risks and Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Conflicts of interest. In providing investment advisory services for the funds of funds and the underlying funds in which the funds of funds invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
For additional information regarding the conflicts of interest to which Columbia Management may be subject, see the funds’ prospectus and “The Variable Account and the Funds – Risks and Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Transferring Among Accounts
The transfer rights discussed in this section do not apply while the PN program is in effect.
You may transfer contract value from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the fixed account.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•	If we receive your transfer request at our Service Center in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•	If we receive your transfer request at our Service Center in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•	If we receive your transfer request at our Service Center in good order before the close of the NYSE, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•	If we receive your transfer request at our Service Center in good order at or after the close of the NYSE, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.
Subject to state regulatory requirements, we may suspend or modify transfer privileges at any time.
For more information on transfers after annuity payments begin, see “Transfer Policies” below.
Transfer policies
•	Before annuity payouts begin, you may transfer contract values between the subaccounts. You may also transfer contract values from the subaccounts to the fixed account. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next contract anniversary. For contracts issued on or after July 1, 2003, currently you may transfer any amount of contract value to the fixed account. However, we reserve the right to limit the amount transferred to the fixed account so that the value of the fixed account after the transfer is not greater than 30% of the contract value.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    37

•	You may transfer contract values from the fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). For contracts issued on or after July 1, 2003, the transfers out of the fixed account are limited to the greater of: a) 30% of the fixed account value at the beginning of the contract year, or b) the amount transferred out of the fixed account in the previous contract year, excluding any automated transfer amounts. Because of this limitation, it may take you several years to transfer all your contract value from the fixed account. You should carefully consider whether the fixed account meets your investment criteria before you invest.
•	If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.
•	If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.
•	We will not accept requests for transfers from the fixed account at any other time.
•	Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying fund in which a subaccount invests;
•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and
•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;

38    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

•	not accepting telephone or electronic transfer requests;
•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include but not be limited to providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable accounts are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    39

How to Request a Transfer or Surrender
1 1 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or surrenders:	$250 or entire account balance

Maximum amount
Transfers or surrenders:	Contract value or entire account balance
*	Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 2 By automated transfers and automated partial surrenders
Your financial advisor can help you set up automated transfers among your subaccounts or fixed account or partial surrenders from the accounts.
You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.
•	Automated transfers from the fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.
•	Automated surrenders may be restricted by applicable law under some contracts.
•	Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.
•	You may not make additional systematic payments if automated partial surrenders are in effect.
•	The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.
•	If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.
•	If the PN program is in effect, you are not allowed to set up an automated transfer.

Minimum amount
Transfers or surrenders:	$50

Maximum amount
Transfers or surrenders:	None (except for automated transfers from the fixed account)

3 3 By telephone
Call:
1-800-862-7919
Minimum amount
Transfers or surrenders:	$250 or entire account balance

Maximum amount
Transfers:	Contract value or entire account balance
Surrenders:	$100,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

40    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.
Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.
Surrenders
You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us.
The date your surrender request will be processed depends on when and how we receive it:
For surrender requests received in writing:
•	If we receive your surrender request at our Service Center in good order before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our Service Center in good order at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
For surrender requests received by phone:
•	If we receive your surrender request at our Service Center in good order before the close of the NYSE, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our Service Center in good order at or after the close of the NYSE, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
You may have to pay a contract administrative charge, surrender charges, or any applicable optional rider charges (see “Charges”). Federal income taxes and penalties as well as state and local income taxes may apply (see “Taxes”). You cannot make surrenders after annuity payouts begin except under Plan E (see “The Annuity Payout Period — Annuity Payout Plans”).
Any partial surrender you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”).
Surrender Policies
If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. The minimum contract value after partial surrender is $600.
Receiving Payment
1 1 By regular or express mail
•	payable to you;
•	mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
2 2 By wire or other form of electronic payment
•	request that payment be wired to your bank;
•	pre-authorization required.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    41

We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your financial advisor.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
– the NYSE is closed, except for normal holiday and weekend closings;
– trading on the NYSE is restricted, according to SEC rules;
– an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
– the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
A Special Note on Cybersecurity Risks
Cybersecurity and Systems Integrity
Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
TSA — Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.
The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–	you are at least age 59½;
–	you are disabled as defined in the Code;

42    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

–	you severed employment with the employer who purchased the contract;
–	the distribution is because of your death;
–	the distribution is due to plan termination; or
–	you are a qualifying military reservist.
•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
•	If the contract has a loan provision, the right to receive a loan is described in detail in your contract.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. The change will become binding on us when we receive and record it. We will honor any change of ownership request in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the MAV, EEB or EEP. If you change ownership of your contract, we will terminate the EEP. This includes both the EEP Part I benefits and the EEP Part II benefits. (See the description of these terms in “Optional Benefits.”) In addition, the terms of the EEB and the MAV will change due to a change of ownership. If either the new owner or the annuitant is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively “start over”. We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the “issue age” to determine the benefit levels. The account value on the date of the ownership change will be treated as a “purchase payment” in determining future values of “earnings at death” under the EEB. If either the new owner or the annuitant is older than age 75, the MAV will terminate. If the MAV on the date of ownership change is greater than the account value on the date of the ownership change, the MAV will be set equal to the account value. Otherwise, the MAV value will not change due to a change in ownership. Please see the descriptions of these riders in “Optional Benefits.”
The rider charges described in “Charges” will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in similar capacity, ownership of the contract may be transferred to the annuitant.
Benefits in Case of Death — Standard Death Benefit
We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant’s death if you die before the settlement date while this contract is in force. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.
If both you and the annuitant are age 80 or younger on the date of death, the beneficiary receives the greatest of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges;
•	purchase payments minus adjusted partial surrenders; or
•	the contract value as of the most recent sixth contract anniversary, preceding the date of death, plus any purchase payments since that anniversary, minus adjusted partial surrenders since that anniversary.
If either you or the annuitant are age 81 or older on the date of death, the beneficiary receives the greater of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or
•	purchase payments minus adjusted partial surrenders.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    43

Adjusted partial surrenders	=	PS x DB
CV

PS	=	the amount by which the contract value is reduced as a result of the partial surrender.
DB	=	is the death benefit on the date of (but prior to) the partial surrender.
CV	=	the contract value on the date of (but prior to) the partial surrender.
Example of standard death benefit calculation when you and the annuitant are age 80 or younger:
•	You purchase the contract with a payment of $20,000.
•	On the sixth contract anniversary the contract value grows to $30,000.
•	During the seventh contract year the contract value falls to $28,000 at which point you take a $1,500 partial surrender, leaving a contract value of $26,500.

We calculate the death benefit as follows:
The contract value on the most recent sixth contract anniversary:	$30,000.00
plus purchase payments made since that anniversary:	+0.00
minus adjusted partial surrenders taken since that anniversary calculated as:
$1,500 x $30,000	–1,607.14
$28,000
for a death benefit of:	$28,392.86
If You Die Before Your Settlement Date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the next accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.
Nonqualified annuities
If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, give us written instructions to continue the contract as owner.
If you elected any optional contract features and riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders.
We will not waive surrender charges on contracts continued under the spousal continuation provision.
If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•	the beneficiary elects in writing, and payouts begin, no later than one year after your death, or other date as permitted by the IRS; and
•	the payout period does not extend beyond the beneficiary’s life or life expectancy.
Qualified annuities
•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, with the contract value equal to the death benefit that would otherwise have been paid or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70½. If you attained age 70½ at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
If you elected any optional contract features and riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders.
We will not waive surrender charges on contracts continued under the spousal continuation provision.
•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70½, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70½, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:
•	the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and

44    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

•	the payout period does not extend beyond the beneficiary’s life or life expectancy.
Additionally, any optional riders, if selected, will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.
•	Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.
Death benefit payment in a lump sum: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into another Ameriprise Financial, Inc. account).
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner/annuitant or the unclaimed death benefits will be presumed abandoned and subject to escheatment.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
Maximum Anniversary Value Death Benefit (MAV)
The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you or the annuitant is older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to fixed account values during the time you have amounts allocated to the fixed account. Be sure to discuss with your financial advisor whether or not the MAV is appropriate for your situation.
If both you and the annuitant are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion.
On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary’s maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    45

reset the maximum anniversary value if the current contract value is higher. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.
If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or
•	purchase payments minus adjusted partial surrenders; or
•	the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.
Terminating the MAV
•	You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.
•	You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.
•	The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.
•	The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.
If you terminate the MAV, the standard death benefit applies.
In general, if your spouse is the sole beneficiary, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the MAV rider. In this case, the rider charges described in “Charges” will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.
For an example, see Appendix B.
Enhanced Earnings Death Benefit (EEB)
The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The EEB provides for reduced benefits if you are or the annuitant is age 70 or older at the rider effective date and it does not provide any additional benefit before the first contract anniversary. The EEB also may result in reduced benefits if you take RMDs (see “Taxes — Qualified Annuities — Required Minimum Distributions”) from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your financial advisor and your tax advisor whether or not the EEB is appropriate for your situation.
If both you and the annuitant are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the EEP.
The EEB provides that if you die or the annuitant dies after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•	the standard death benefit amount (see “Benefits in Case of Death — Standard Benefit”) or the MAV death benefit amount, if applicable,
PLUS
•	40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date; or
•	15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date.
Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.
Earnings at death for the EEB and EEP: If the rider effective date for the EEB or EEP is the contract issue date, earnings at death is an amount equal to:
•	the standard death benefit amount or the MAV death benefit amount, if applicable (the “death benefit amount”)

46    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

•	minus purchase payments not previously surrendered.
The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.
If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death benefit amount
•	minus the greater of:
•	the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or
•	an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date
•	plus any purchase payments made on or after the EEB rider effective date not previously surrendered.
The earnings at death may not be less than zero and may not be more than 250% multiplied by:
•	the greater of:
•	the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or
•	an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date
•	plus any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.
Terminating the EEB
•	You may terminate the EEB rider within 30 days of the first contract anniversary after the rider effective date.
•	You may terminate the EEB rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.
•	The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.
•	The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.
For an example, see Appendix B.
In general, if your spouse is the sole beneficiary, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If the spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract, he or she may choose to continue the EEB. In this case, the following conditions will apply:
•	the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of “earnings at death.”
•	the percentages of “earnings at death” payable will be based on your spouse’s age at the time he or she elects to continue the contract.
•	the EEB rider charges described in “Charges — EEB Rider Fee” will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.
NOTE: For special tax considerations associated with the EEB, see “Taxes.”
Enhanced Earnings Plus Death Benefit (EEP)
The EEP is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The EEP provides for reduced benefits if you or the annuitant is age 70 or older at the rider effective date. It does not provide any additional benefit before the first contract anniversary and it does not provide any benefit beyond what is offered under the EEB during the second contract year. The EEP also may result in reduced benefits if you take RMDs (see “Taxes — Qualified Annuities — Required Minimum Distributions”) from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because part of the benefit paid by the EEP is determined by the amount of earnings at death. Be sure to discuss with your financial advisor and your tax advisor whether or not the EEP is appropriate for your situation.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    47

If both you and the annuitant are age 75 or younger at contract issue, you may choose to add the EEP to your contract. You must elect the EEP at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available under annuities purchased through an exchange or direct transfer from another annuity or a life insurance policy. You may not select this rider if you select the EEB.
The EEP provides that if you die or the annuitant dies after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•	EEP Part I benefits, which equal the benefits payable under the EEB described above;
PLUS
•	EEP Part II benefits, which equal a percentage of exchange purchase payments identified at issue, received within 6 months from issue and not previously surrendered as follows:

Contract year	Percentage if you and the annuitant are under age 70 on the rider effective date	Percentage if you or the annuitant are 70 or older on the rider effective date
One and Two	0%	0%
Three and Four	10%	3.75%
Five or more	20%	7.5%
Additional death benefits payable under the EEP are not included in the adjusted partial surrender calculation.
If after 6 months, no exchange purchase payments have been received, we will contact you and you will have an additional 30 days to follow-up on exchange purchase payments identified at issue but not received by us. If after these 30 days we have not received any exchange purchase payments, we will convert the EEP rider into an EEB.
Another way to describe the benefits payable under the EEP rider is as follows:
•	the standard death benefit amount (see “Benefits in Case of Death — Standard Death Benefit”) or the MAV death benefit amount, if applicable PLUS

Contract year	If you and the annuitant are under age 70 on the rider effective date, add…	If you or the annuitant are age 70 or older on the rider effective date, add…
1	Zero	Zero
2	40% x earnings at death (see above)	15% x earnings at death
3 & 4	40% x (earnings at death + 25% of exchange purchase payment*)	15% x (earnings at death + 25% of exchange purchase payment*)
5+	40% x (earnings at death + 50% of exchange purchase payment*)	15% x (earnings at death + 50% of exchange purchase payment*)
*	Exchange purchase payments are purchase payments exchanged from another contract that are identified at issue and not previously surrendered.
We are not responsible for identifying exchange purchase payments if we did not receive proper notification from the company from which the purchase payments are exchanged.
Terminating the EEP
•	You may terminate the EEP rider within 30 days of the first contract anniversary after the rider effective date.
•	You may terminate the EEP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.
•	The EEP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.
•	The EEP rider will terminate in the case of an ownership change.
•	The EEP rider will terminate in the case of the spousal continuation if the new owner is age 76 or older.
For an example, see Appendix B.
In general, if your spouse is the sole beneficiary, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEP. If your spouse at the time he or she elects to continue the contract has reached age 76, the EEP rider will terminate. If your spouse at the time he or she elects to continue the contract has not yet reached age 76, he or she cannot continue the EEP. However, he or she may choose to convert the EEP rider into an EEB. In this case, the following conditions will apply:
•	the EEB rider will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of “earnings at death.”

48    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

•	the percentages of “earnings at death” payable will be based on your spouse’s age at the time he or she elects to continue the contract.
•	the EEB rider charges described in “Charges — EEB Rider Fee” will be assessed at the next contract anniversary (and all future anniversaries when the EEB rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEP rider.
If your spouse chooses not to convert the EEP rider into an EEB, the standard death benefit amount (or the MAV death benefit amount, if applicable) will apply.
NOTE: For special tax considerations associated with the EEP, see “Taxes.”
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct surrender charges upon settlement but surrender charges may be applied when electing to exercise liquidity features we may make available under certain fixed annuity payout options.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date (after any rider charges have been deducted, less any purchase payment credits subject to reversal and less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Nonqualified Annuities — Annuity payouts and Taxes — Qualified Annuities — Annuity payouts.” During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.
Amounts of fixed and variable payouts depend on:
•	the annuity payout plan you select;
•	the annuitant’s age and, in most cases, the annuitant’s sex;
•	the annuity table in the contract; and
•	the amounts you allocated to the accounts at settlement.
In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month based on the performance of the funds. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments or are exercising any available liquidity features we may offer and you have elected.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract — Transfer policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)
Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    49

Annuity Payout Plans
We make available variable annuity payouts where payout amounts may vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the settlement date:
•	Plan A — Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•	Plan B — Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary in the event the annuitant dies before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•	Plan C — Life annuity — installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•	Plan D — Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
•	Plan E — Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum.
For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. These plans may include cash refund features providing a guarantee of receiving at least a return of the settlement amount (less any annuity payments made and premium tax paid) in the event of the annuitant’s death, term certain installment plans with varying durations, and liquidity features allowing access under certain circumstances to a surrender of the underlying value of remaining payouts. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features may either reduce the amount of future payouts you would otherwise receive or result in payouts ceasing.
Utilizing a liquidity feature to surrender the underlying value of remaining payouts may result in the assessment of a surrender charge (See “Charges — Surrender charge”) or a 10% IRS penalty tax. (See “Taxes.”).
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•	in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or
•	over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time amounts are applied to a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

50    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Death after annuity payouts begin: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike surrenders described below, the income taxation of annuity payouts is subject to exclusion ratios, (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)
Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Surrenders: Generally, if you surrender all or part of your nonqualified annuity before your annuity payouts begin, including surrenders under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Application of surrender charges may alter the manner in which we tax report the surrender. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See “Benefits in Case of Death — If You Die Before the Settlement Date”).

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    51

Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain investment income of high-income individuals (as well as estates and trusts) is subject to a new 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may generally remain tax-deferred until surrendered or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•	because of your death or in the event of nonnatural ownership, the death of the annuitant;
•	because you become disabled (as defined in the Code);
•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	if it is allocable to an investment before Aug. 14, 1982; or
•	if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for a full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance products, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.

52    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after-tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Surrenders: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such surrender to be directly rolled over to another eligible retirement plan such as an IRA.
Surrenders from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 70½. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    53

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
•	the payout is a RMD as defined under the Code;
•	the payout is made on account of an eligible hardship; or
•	the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•	because of your death;
•	because you become disabled (as defined in the Code);
•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
•	to pay certain medical or education expenses (IRAs only); or
•	if the distribution is made from an inherited IRA.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See “Benefits in Case of Death — If You Die Before the Settlement Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new surrender charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Purchase payment credits: These are considered earnings and are taxed accordingly when surrendered or paid out.
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.

54    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.
Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•	the reserve held in each subaccount for your contract; divided by
•	the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•	laws or regulations change;
•	the existing funds become unavailable; or
•	in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
•	add new subaccounts;
•	combine any two or more subaccounts;
•	transfer assets to and from the subaccounts or the variable account; and
•	eliminate or close any subaccounts.
We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we will reallocate amounts remaining in the fund being eliminated or closed to a different subaccount. We will notify you in advance of any such reallocation. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    55

In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
New contracts are not currently being offered.
•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
•	The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its financial advisors sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments to Selling Firms
•	We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.75% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.
•	We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
•	In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for financial advisors, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•	marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•	providing service to contract owners; and
•	funding other events sponsored by a selling firm that may encourage the selling firm’s financial advisors to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its financial advisors to favor the contracts.
Sources of Payments to Selling Firms
We pay the commissions and other compensation described above from our assets. Our assets may include:
•	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see “Expense Summary”);
•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The funds”);
•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and
•	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

56    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•	fees and expenses we collect from contract owners, including surrender charges; and
•	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
•	cause selling firms to encourage their financial advisors to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•	cause selling firms to grant us access to its financial advisors to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.
Payments to Financial Advisors
•	The selling firm pays its financial advisors. The selling firm decides the compensation and benefits it will pay its financial advisors.
•	To inform yourself of any potential conflicts of interest, ask your financial advisor before you buy how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if you buy the contract.
Service Providers
Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus. We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. Entities that provided services to RiverSource Life in 2017 are listed in the table below.
Name of Service Provider	Services Provided	Address
Ameriprise Financial, Inc.	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA
Ameriprise India Private Limited	Administrative support related to new business and servicing of existing contracts and policies annual report filings	Plot No. 14, Sector 18 Udyog Vihar Gurugram, Haryana – 122 015 India
Sykes Enterprise Incorporated	Administrative support related to e new business and servicing of existing contracts and policies	10 th Floor, Glorietta BPO 1 Office Tower Makati City 1224 Metro Manila Philippines
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
Legal Proceedings
Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. RiverSource Life has cooperated and will continue to cooperate with the applicable regulators.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    57

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a have material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the forgoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

58    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Appendices
The purpose of these appendices is to illustrate the operation of various contract features and riders and to provide condensed financial history disclosure regarding the subaccounts. In order to demonstrate these contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, fixed account and the fees and charges that apply to your contract.
The examples of the optional death benefits in Appendix B include partial surrenders to illustrate the effect of these partial surrenders on the particular benefit. These examples are intended to show how the optional death benefits operate, and do not take into account whether a particular optional death benefit is part of a qualified annuity. Qualified annuities are subject to required minimum distributions at certain ages (see “Taxes — Qualified Annuities — Required Minimum Distributions”) which may require you to take partial surrenders from the contract. If you are considering the addition of certain optional death benefits to a qualified annuity, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implication to you.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    59

Appendix A: Example — Surrender Charges
Partial surrender charge calculation example
Assume you requested a surrender of $1,000 and there is a surrender charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:
Amount requested	or	$1,000	=	$1,075.27
1.00 – surrender charge		.93
By applying the 7% surrender charge to $1,075.27, the surrender charge is $75.27. We pay you the $1,000 you requested. If you make a full surrender of your contract, we also will deduct the applicable contract administrative charge and the applicable prorated MAV, EEB or EEP charge.
Surrender charge calculation example
The following is an example of the calculation we would make to determine the surrender charge on a RAVA Advantage contract that contains a seven-year surrender charge schedule with this history:
•	We received these payments:
•	$10,000 paid on the contract date;
•	$8,000 paid on the sixth contract anniversary;
•	$6,000 paid on the eighth contract anniversary; and
•	The owner surrenders the contract for its total contract value of $26,500 and had not made any other surrenders during that contract year; and
•	The contract value was $28,000 on the ninth contract anniversary.

Surrender Charge	Explanation
$ 0	$2,500 is contract earnings surrendered without charge; and
0	$300 is 10% of the prior anniversary contract value that is in excess of contract earnings surrendered without charge (from above). 10% of $28,000 = $2,800 – $2,500 = $300
0	$10,000 payment was received eight or more years before surrender and is surrendered without surrender charge; and
480	$8,000 payment is surrendered with a 6% surrender charge since there have been 3 completed years from date of purchase payment; and
420	$6,000 payment is surrendered with a 7% surrender charge since there has been 1 completed year from date of purchase payment.
$900

60    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Appendix B: Example — Optional Benefits
Example — MAV Death Benefit
•	You purchase the contract (with the MAV rider) with a payment of $20,000.
•	On the first contract anniversary the contract value grows to $24,000.
•	During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

We calculate the death benefit as follows:
The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:
Greatest of your contract anniversary contract values:	$24,000
plus purchase payments made since that anniversary:	+0
minus adjusted partial surrenders, calculated as:
($1,500 × $24,000) =	–1,636
$22,000
for a death benefit of:	$22,364
Example — EEB Death Benefit
•	You purchase the contract with a payment of $100,000 and both you and the annuitant are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEB.
•	During the first contract year the contract value grows to $105,000. The death benefit equals the standard death benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary so the EEB does not provide any additional benefit at this time.
•	On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

MAV death benefit amount (contract value):	$110,000
plus the EEB which equals 40% of earnings at death (MAV death benefit amount minus payments not previously surrendered):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•	On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit amount (maximum anniversary value):	$110,000
plus the EEB (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•	During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $48,025. We calculate purchase payments not previously surrendered as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
$110,000 –	($50,000 × $110,000)	=	$57,619
	$105,000
plus the EEB (40% of earnings at death):
0.40 × ($57,619 – $55,000) =			+1,048
Total death benefit of:			$58,667
•	On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $58,667. The reduction in contract value has no effect.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    61

•	On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit equals:

MAV death benefit amount (contract value):	$200,000
plus the EEB (40% of earnings at death):
0.40 × 2.50 × ($55,000) =	+55,000
Total death benefit of:	$255,000
•	During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,000. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit equals:

MAV death benefit amount (contract value):	$250,000
plus the EEB (40% of earnings at death):
0.40 × 2.50 × ($55,000) =	+55,000
Total death benefit of:	$305,000
•	During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is now one year old. The value of the EEB changes. The death benefit equals:

MAV death benefit amount (contract value):	$250,000
plus the EEB which equals 40% of earnings at death (the standard death benefit amount minus payments not previously surrendered):
0.40 × ($250,000 – $105,000) =	+58,000
Total death benefit of:	$308,000
Example — EEP Death Benefit
•	You purchase the contract with an exchange purchase payment of $100,000 and both you and the annuitant are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEP.
•	During the first contract year the contract value grows to $105,000. The death benefit equals the standard death benefit amount, which is the contract value, or $105,000. You have not reached the first contract anniversary so neither the EEP Part I nor Part II provides any additional benefit at this time.
•	On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the EEP Part II does not provide any additional benefit at this time. The death benefit equals:

MAV death benefit amount (contract value):	$110,000
plus the EEP Part I which equals 40% of earnings at death (the MAV death benefit amount minus purchase payments not previously surrendered):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•	On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit amount (maximum anniversary value):	$110,000
plus the EEP Part I (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
plus the EEP Part II which in the third contract year equals 10% of exchange purchase payments identified at issue and not previously surrendered:
0.10 × $100,000 =	+10,000
Total death benefit of:	$124,000
•	During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):

62    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

$110,000 –	($50,000 × $110,000)	=	$57,619
	$105,000
plus the EEP Part I (40% of earnings at death):
0.40 × ($57,619 – $55,000) =			+1,048
plus the EEP Part II which in the third contract year equals 10% of exchange purchase payments identified at issue and not previously surrendered:
0.10 × $55,000 =			+5,500
Total death benefit of:			$64,167
•	On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $64,167. The reduction in contract value has no effect.
•	On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the EEP also reaches its maximum of 20%. The death benefit equals:

MAV death benefit amount (contract value):	$200,000
plus the EEP Part I (40% of earnings at death):
0.40 × (2.50 × $55,000) =	+55,000
plus the EEP Part II which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered:
0.20 × $55,000 =	+11,000
Total death benefit of:	$266,000
•	During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,000. The new purchase payment is less than one year old and so it has no effect on either the EEP Part I or EEP Part II. The death benefit equals:

MAV death benefit amount (contract value):	$250,000
plus the EEP Part I (40% of earnings at death):
0.40 × (2.50 × $55,000) =	+55,000
plus the EEP Part II, which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered:
0.20 × $55,000 =	+11,000
Total death benefit of:	$316,000
•	During the eleventh contract year the contract value remains $250,000 and the “new” purchase payment is now one year old. The value of the EEP Part I changes but the value of the EEP Part II remains constant. The death benefit equals:

MAV death benefit amount (contract value):	$250,000
plus the EEP Part I which equals 40% of earnings at death (the MAV death benefit minus payments not previously surrendered):
0.40 × ($250,000 – $105,000) =	+58,000
plus the EEP Part II, which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered:
0.20 × $55,000 =	+11,000
Total death benefit of:	$319,000

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    63

Appendix C: Condensed Financial Information (Unaudited)
The following tables give per-unit information about the financial history of each subaccount representing the lowest and highest total annual variable account expense combinations for each contract. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2017. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.
Variable account charges of 0.75% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.11	$1.08	$1.11	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.11	$1.08	$1.11	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	557	776	932	699	542	—	—	—	—	—

AB VPS Global Thematic Growth Portfolio (Class B) (11/01/2005)
Accumulation unit value at beginning of period	$1.37	$1.40	$1.37	$1.32	$1.08	$0.96	$1.26	$1.07	$0.71	$1.36
Accumulation unit value at end of period	$1.86	$1.37	$1.40	$1.37	$1.32	$1.08	$0.96	$1.26	$1.07	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	1,296	1,165	1,366	1,644	1,917	2,217	3,348	4,452	5,299	3,750

AB VPS Growth and Income Portfolio (Class B) (08/13/2001)
Accumulation unit value at beginning of period	$2.10	$1.90	$1.89	$1.74	$1.30	$1.12	$1.06	$0.95	$0.80	$1.35
Accumulation unit value at end of period	$2.47	$2.10	$1.90	$1.89	$1.74	$1.30	$1.12	$1.06	$0.95	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	16,253	19,036	23,500	28,225	34,405	40,750	48,468	55,671	68,595	84,420

AB VPS International Value Portfolio (Class B) (08/13/2001)
Accumulation unit value at beginning of period	$1.73	$1.76	$1.73	$1.87	$1.53	$1.35	$1.69	$1.63	$1.23	$2.64
Accumulation unit value at end of period	$2.15	$1.73	$1.76	$1.73	$1.87	$1.53	$1.35	$1.69	$1.63	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	27,445	32,314	39,737	47,056	56,626	67,635	83,009	102,937	150,692	202,780

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.02	$0.73	$1.18	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.00	$1.02	$0.73	$1.18	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,613	8,138	9,450	10,226	4,271	—	—	—	—	—

American Century VP International, Class II (08/13/2001)
Accumulation unit value at beginning of period	$1.52	$1.62	$1.63	$1.74	$1.43	$1.19	$1.37	$1.22	$0.92	$1.68
Accumulation unit value at end of period	$1.98	$1.52	$1.62	$1.63	$1.74	$1.43	$1.19	$1.37	$1.22	$0.92
Number of accumulation units outstanding at end of period (000 omitted)	6,126	7,243	8,868	10,641	12,866	15,014	19,142	22,872	26,575	32,736

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$2.07	$1.70	$1.74	$1.51	$1.17	$1.01	$1.03	$0.87	$0.68	$0.90
Accumulation unit value at end of period	$2.29	$2.07	$1.70	$1.74	$1.51	$1.17	$1.01	$1.03	$0.87	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	7,855	8,606	7,653	8,037	9,110	9,353	11,208	12,924	48,044	54,402

American Century VP Ultra®, Class II (11/01/2005)
Accumulation unit value at beginning of period	$1.93	$1.87	$1.77	$1.63	$1.20	$1.06	$1.06	$0.92	$0.69	$1.19
Accumulation unit value at end of period	$2.53	$1.93	$1.87	$1.77	$1.63	$1.20	$1.06	$1.06	$0.92	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	3,606	4,304	5,243	5,961	7,242	8,724	10,122	11,063	11,805	12,809

American Century VP Value, Class II (08/13/2001)
Accumulation unit value at beginning of period	$2.74	$2.29	$2.41	$2.15	$1.65	$1.45	$1.45	$1.29	$1.08	$1.49
Accumulation unit value at end of period	$2.95	$2.74	$2.29	$2.41	$2.15	$1.65	$1.45	$1.45	$1.29	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	20,946	25,296	29,626	35,660	42,005	47,968	56,802	64,096	72,598	82,749

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.20	$1.16	$1.18	$1.17	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.20	$1.16	$1.18	$1.17	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7,930	9,667	12,251	12,313	10,851	3,746	—	—	—	—

Calvert VP SRI Balanced Portfolio – Class I (05/01/2000)
Accumulation unit value at beginning of period	$1.62	$1.51	$1.56	$1.43	$1.22	$1.12	$1.07	$0.97	$0.78	$1.14
Accumulation unit value at end of period	$1.80	$1.62	$1.51	$1.56	$1.43	$1.22	$1.12	$1.07	$0.97	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	6,913	7,847	8,548	9,533	10,738	11,585	12,719	14,304	15,940	18,431

Columbia Variable Portfolio – Balanced Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.93	$1.82	$1.81	$1.65	$1.37	$1.21	$1.19	$1.07	$0.86	$1.24
Accumulation unit value at end of period	$2.19	$1.93	$1.82	$1.81	$1.65	$1.37	$1.21	$1.19	$1.07	$0.86
Number of accumulation units outstanding at end of period (000 omitted)	41,748	45,866	42,888	43,176	45,325	46,103	53,355	61,921	74,529	61,707

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.61	$0.55	$0.72	$0.93	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.62	$0.61	$0.55	$0.72	$0.93	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	588	522	323	264	148	—	—	—	—	—

64    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.49	$1.39	$1.36	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.80	$1.49	$1.39	$1.36	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9,128	9,275	7,402	4,306	1,941	—	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.54	$1.44	$1.44	$1.26	$0.95	$0.84	$0.80	$0.69	$0.56	$0.98
Accumulation unit value at end of period	$1.90	$1.54	$1.44	$1.44	$1.26	$0.95	$0.84	$0.80	$0.69	$0.56
Number of accumulation units outstanding at end of period (000 omitted)	73,368	85,755	99,258	111,603	136,765	160,002	186,291	218,715	257,537	301,682

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.88	$0.91	$0.92	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.90	$0.88	$0.91	$0.92	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	666	779	954	886	732	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$2.68	$2.38	$2.46	$2.26	$1.80	$1.59	$1.68	$1.45	$1.15	$1.94
Accumulation unit value at end of period	$3.04	$2.68	$2.38	$2.46	$2.26	$1.80	$1.59	$1.68	$1.45	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	70,804	85,168	101,431	122,319	144,917	166,205	206,688	256,449	508,061	530,216

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$0.89	$0.91	$0.91	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.09	$0.98	$0.89	$0.91	$0.91	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,188	1,875	1,993	2,349	792	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (05/01/2000)
Accumulation unit value at beginning of period	$2.21	$2.13	$2.35	$2.43	$2.49	$2.08	$2.65	$2.23	$1.29	$2.81
Accumulation unit value at end of period	$3.23	$2.21	$2.13	$2.35	$2.43	$2.49	$2.08	$2.65	$2.23	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	14,820	17,346	22,226	26,833	33,013	38,627	46,641	56,730	80,593	111,551

Columbia Variable Portfolio – Global Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.63	$1.67	$1.79	$1.79	$1.95	$1.85	$1.78	$1.68	$1.52	$1.54
Accumulation unit value at end of period	$1.72	$1.63	$1.67	$1.79	$1.79	$1.95	$1.85	$1.78	$1.68	$1.52
Number of accumulation units outstanding at end of period (000 omitted)	18,858	22,431	28,050	36,004	46,672	62,204	73,158	88,623	195,536	201,728

Columbia Variable Portfolio – Government Money Market Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.15	$1.16	$1.17	$1.18	$1.19	$1.20	$1.21	$1.22	$1.22	$1.20
Accumulation unit value at end of period	$1.15	$1.15	$1.16	$1.17	$1.18	$1.19	$1.20	$1.21	$1.22	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	35,185	45,094	50,441	60,289	76,751	96,155	124,252	134,040	197,288	399,214

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$2.53	$2.28	$2.32	$2.26	$2.15	$1.87	$1.78	$1.57	$1.03	$1.39
Accumulation unit value at end of period	$2.67	$2.53	$2.28	$2.32	$2.26	$2.15	$1.87	$1.78	$1.57	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	33,054	39,523	47,359	59,210	69,676	82,188	91,967	111,083	137,350	147,297

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$2.07	$1.88	$1.92	$1.86	$1.79	$1.57	$1.49	$1.33	$0.94	$1.16
Accumulation unit value at end of period	$2.19	$2.07	$1.88	$1.92	$1.86	$1.79	$1.57	$1.49	$1.33	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	23,972	28,890	24,814	30,197	36,897	46,830	49,398	56,452	229,076	128,653

Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.88	$1.81	$1.82	$1.74	$1.80	$1.69	$1.59	$1.48	$1.30	$1.40
Accumulation unit value at end of period	$1.93	$1.88	$1.81	$1.82	$1.74	$1.80	$1.69	$1.59	$1.48	$1.30
Number of accumulation units outstanding at end of period (000 omitted)	66,114	78,420	93,168	115,549	145,968	214,369	232,229	282,705	638,984	610,707

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.19	$1.19	$1.10	$0.97	$0.75	$0.63	$0.65	$0.56	$0.41	$0.75
Accumulation unit value at end of period	$1.51	$1.19	$1.19	$1.10	$0.97	$0.75	$0.63	$0.65	$0.56	$0.41
Number of accumulation units outstanding at end of period (000 omitted)	46,606	53,836	67,474	68,409	78,647	88,846	104,494	124,302	147,034	180,650

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (05/01/2000)
Accumulation unit value at beginning of period	$1.74	$1.58	$1.57	$1.40	$1.07	$0.93	$0.93	$0.81	$0.65	$1.04
Accumulation unit value at end of period	$2.10	$1.74	$1.58	$1.57	$1.40	$1.07	$0.93	$0.93	$0.81	$0.65
Number of accumulation units outstanding at end of period (000 omitted)	34,243	37,921	41,507	46,410	52,071	57,241	65,653	77,987	91,208	100,420

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (06/30/2014)
Accumulation unit value at beginning of period	$0.96	$0.92	$0.95	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.96	$0.92	$0.95	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,860	4,756	3,113	2,198	—	—	—	—	—	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.01	$0.99	$1.00	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.01	$0.99	$1.00	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,251	2,763	2,101	1,037	250	—	—	—	—	—

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    65

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (05/01/2001)
Accumulation unit value at beginning of period	$2.09	$2.06	$1.97	$1.85	$1.42	$1.29	$1.53	$1.22	$0.75	$1.37
Accumulation unit value at end of period	$2.55	$2.09	$2.06	$1.97	$1.85	$1.42	$1.29	$1.53	$1.22	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	10,599	12,269	15,090	15,914	19,000	22,638	28,726	34,995	40,215	38,730

Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (05/02/2005)
Accumulation unit value at beginning of period	$2.40	$2.12	$2.25	$2.02	$1.48	$1.26	$1.38	$1.14	$0.81	$1.49
Accumulation unit value at end of period	$2.70	$2.40	$2.12	$2.25	$2.02	$1.48	$1.26	$1.38	$1.14	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	7,406	9,512	12,169	15,152	17,694	20,051	25,903	33,723	57,405	76,989

Columbia Variable Portfolio – Overseas Core Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.15	$1.24	$1.19	$1.31	$1.08	$0.92	$1.06	$0.94	$0.74	$1.26
Accumulation unit value at end of period	$1.46	$1.15	$1.24	$1.19	$1.31	$1.08	$0.92	$1.06	$0.94	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	16,826	20,497	17,829	19,193	22,743	26,232	32,942	39,494	48,442	55,412

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.32	$1.95	$2.07	$1.87	$1.37	$1.17	$1.19	$1.00	$0.80	$1.33
Accumulation unit value at end of period	$2.79	$2.32	$1.95	$2.07	$1.87	$1.37	$1.17	$1.19	$1.00	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	4,905	5,147	6,782	10,454	11,118	8,170	9,950	10,640	6,269	5,696

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$3.19	$2.83	$2.94	$2.80	$1.90	$1.63	$1.79	$1.42	$1.03	$1.68
Accumulation unit value at end of period	$3.56	$3.19	$2.83	$2.94	$2.80	$1.90	$1.63	$1.79	$1.42	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	5,792	7,202	8,712	10,198	11,928	13,295	16,466	19,549	21,859	26,621

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.44	$1.41	$1.41	$1.34	$1.38	$1.37	$1.36	$1.33	$1.27	$1.31
Accumulation unit value at end of period	$1.47	$1.44	$1.41	$1.41	$1.34	$1.38	$1.37	$1.36	$1.33	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	21,276	25,182	29,036	34,815	43,683	65,849	78,480	95,906	109,059	125,698

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2006)
Accumulation unit value at beginning of period	$0.52	$0.47	$0.63	$0.77	$0.86	$0.89	$1.02	$0.88	$0.74	$1.13
Accumulation unit value at end of period	$0.53	$0.52	$0.47	$0.63	$0.77	$0.86	$0.89	$1.02	$0.88	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	10,686	13,250	17,134	19,487	24,974	31,771	38,081	37,446	39,767	30,400

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.01	$1.12	$1.13	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.99	$1.01	$1.12	$1.13	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,697	5,372	4,835	3,206	2,181	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$1.50	$1.39	$1.42	$1.32	$1.41	$1.34	$1.23	$1.19	$1.12	$1.13
Accumulation unit value at end of period	$1.52	$1.50	$1.39	$1.42	$1.32	$1.41	$1.34	$1.23	$1.19	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	21,464	24,619	30,622	37,782	51,052	72,377	82,435	92,837	302,524	171,393

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.03	$1.00	$1.04	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.03	$1.00	$1.04	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,137	599	503	411	128	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 1) (04/29/2016)
Accumulation unit value at beginning of period	$1.06	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.40	$1.06	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	32,668	39,908	—	—	—	—	—	—	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.59	$1.46	$1.46	$1.32	$1.03	$0.94	$0.98	$0.89	$0.68	$1.12
Accumulation unit value at end of period	$1.90	$1.59	$1.46	$1.46	$1.32	$1.03	$0.94	$0.98	$0.89	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	5,057	6,538	8,047	9,697	12,078	13,840	18,111	24,428	303,537	183,635

CTIVP SM – Victory Sycamore Established Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.69	$2.25	$2.26	$2.03	$1.51	$1.30	$1.40	$1.16	$0.85	$1.36
Accumulation unit value at end of period	$3.09	$2.69	$2.25	$2.26	$2.03	$1.51	$1.30	$1.40	$1.16	$0.85
Number of accumulation units outstanding at end of period (000 omitted)	3,974	3,948	3,656	3,187	3,576	3,731	4,276	4,535	5,203	6,409

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (06/30/2014)
Accumulation unit value at beginning of period	$0.99	$0.99	$1.00	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.99	$0.99	$0.99	$1.00	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,290	3,278	1,789	774	—	—	—	—	—	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.99	$0.95	$1.03	$1.00	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.05	$0.99	$0.95	$1.03	$1.00	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,691	5,161	7,060	8,699	8,510	3,246	—	—	—	—

66    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Eaton Vance VT Floating-Rate Income Fund – Initial Class (05/01/2006)
Accumulation unit value at beginning of period	$1.38	$1.28	$1.30	$1.30	$1.26	$1.19	$1.17	$1.08	$0.75	$1.04
Accumulation unit value at end of period	$1.42	$1.38	$1.28	$1.30	$1.30	$1.26	$1.19	$1.17	$1.08	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	31,185	38,065	45,917	61,310	86,779	67,900	74,599	74,514	162,181	119,741

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (05/01/2006)
Accumulation unit value at beginning of period	$1.82	$1.70	$1.71	$1.54	$1.19	$1.03	$1.07	$0.92	$0.68	$1.20
Accumulation unit value at end of period	$2.20	$1.82	$1.70	$1.71	$1.54	$1.19	$1.03	$1.07	$0.92	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	52,100	65,724	83,777	99,718	116,341	135,683	162,922	192,769	269,589	398,515

Fidelity ® VIP Growth & Income Portfolio Service Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$2.20	$1.91	$1.98	$1.81	$1.37	$1.17	$1.16	$1.02	$0.81	$1.40
Accumulation unit value at end of period	$2.55	$2.20	$1.91	$1.98	$1.81	$1.37	$1.17	$1.16	$1.02	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	23,398	28,014	33,898	39,470	47,015	55,533	65,028	77,301	92,559	113,690

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$3.87	$3.49	$3.57	$3.39	$2.52	$2.21	$2.50	$1.96	$1.41	$2.36
Accumulation unit value at end of period	$4.64	$3.87	$3.49	$3.57	$3.39	$2.52	$2.21	$2.50	$1.96	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	34,697	41,532	50,778	60,701	73,540	88,455	109,162	132,015	187,652	236,346

Fidelity ® VIP Overseas Portfolio Service Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$1.65	$1.76	$1.72	$1.88	$1.46	$1.22	$1.49	$1.33	$1.06	$1.91
Accumulation unit value at end of period	$2.13	$1.65	$1.76	$1.72	$1.88	$1.46	$1.22	$1.49	$1.33	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	11,286	13,142	16,089	18,368	21,346	24,321	30,682	36,566	43,314	53,513

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.05	$0.98	$1.01	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.05	$0.98	$1.01	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	19,388	14,131	11,862	10,757	4,174	—	—	—	—	—

Franklin Global Real Estate VIP Fund – Class 2 (09/15/1999)
Accumulation unit value at beginning of period	$2.81	$2.82	$2.82	$2.47	$2.44	$1.93	$2.06	$1.71	$1.45	$2.53
Accumulation unit value at end of period	$3.08	$2.81	$2.82	$2.82	$2.47	$2.44	$1.93	$2.06	$1.71	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	14,393	17,523	20,751	24,367	28,482	31,720	36,714	42,372	50,767	62,873

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.16	$1.03	$1.11	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.27	$1.16	$1.03	$1.11	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,242	6,248	7,995	12,165	4,290	—	—	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$2.19	$1.90	$2.02	$1.90	$1.49	$1.32	$1.34	$1.21	$0.97	$1.55
Accumulation unit value at end of period	$2.36	$2.19	$1.90	$2.02	$1.90	$1.49	$1.32	$1.34	$1.21	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	12,711	15,464	19,783	23,577	28,344	33,231	41,319	50,331	57,678	68,255

Franklin Small Cap Value VIP Fund – Class 2 (09/15/1999)
Accumulation unit value at beginning of period	$4.64	$3.59	$3.90	$3.91	$2.89	$2.46	$2.58	$2.02	$1.58	$2.38
Accumulation unit value at end of period	$5.09	$4.64	$3.59	$3.90	$3.91	$2.89	$2.46	$2.58	$2.02	$1.58
Number of accumulation units outstanding at end of period (000 omitted)	9,189	11,128	13,068	15,820	19,202	22,727	28,384	34,971	42,025	52,033

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (09/15/1999)
Accumulation unit value at beginning of period	$4.63	$4.10	$4.55	$4.04	$3.06	$2.60	$2.80	$2.26	$1.71	$2.73
Accumulation unit value at end of period	$5.10	$4.63	$4.10	$4.55	$4.04	$3.06	$2.60	$2.80	$2.26	$1.71
Number of accumulation units outstanding at end of period (000 omitted)	15,857	19,292	24,147	29,253	35,669	42,578	52,628	64,121	78,043	97,291

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.91	$0.97	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.91	$0.91	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	502	510	660	127	—	—	—	—	—	—

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (09/15/1999)
Accumulation unit value at beginning of period	$1.93	$1.75	$1.77	$1.53	$1.12	$0.99	$0.96	$0.85	$0.71	$1.14
Accumulation unit value at end of period	$2.37	$1.93	$1.75	$1.77	$1.53	$1.12	$0.99	$0.96	$0.85	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	24,413	28,337	34,522	42,520	52,166	61,881	73,864	90,486	108,298	131,282

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.52	$1.50	$1.44	$1.34	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.91	$1.52	$1.50	$1.44	$1.34	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	13,914	16,432	20,234	25,717	37,224	45,878	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.08	$0.98	$1.03	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$0.98	$1.03	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,881	6,372	5,830	5,961	3,989	—	—	—	—	—

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    67

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Comstock Fund, Series II Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.24	$1.93	$2.07	$1.91	$1.42	$1.20	$1.24	$1.08	$0.85	$1.33
Accumulation unit value at end of period	$2.61	$2.24	$1.93	$2.07	$1.91	$1.42	$1.20	$1.24	$1.08	$0.85
Number of accumulation units outstanding at end of period (000 omitted)	23,714	29,195	36,594	44,743	58,839	71,034	86,061	100,324	178,986	227,595

Invesco V.I. Diversified Dividend Fund, Series I Shares (04/29/2011)
Accumulation unit value at beginning of period	$1.82	$1.60	$1.58	$1.41	$1.08	$0.92	$1.00	—	—	—
Accumulation unit value at end of period	$1.96	$1.82	$1.60	$1.58	$1.41	$1.08	$0.92	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8,817	11,123	9,480	10,108	10,022	8,770	7,943	—	—	—

Invesco V.I. Health Care Fund, Series II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.92	$2.19	$2.14	$1.81	$1.30	$1.09	$1.06	$1.01	$0.80	$1.13
Accumulation unit value at end of period	$2.20	$1.92	$2.19	$2.14	$1.81	$1.30	$1.09	$1.06	$1.01	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	5,775	7,206	9,967	8,435	8,251	7,227	7,312	7,456	8,089	8,014

Invesco V.I. International Growth Fund, Series II Shares (11/01/2005)
Accumulation unit value at beginning of period	$1.64	$1.66	$1.72	$1.73	$1.47	$1.28	$1.39	$1.24	$0.93	$1.57
Accumulation unit value at end of period	$1.99	$1.64	$1.66	$1.72	$1.73	$1.47	$1.28	$1.39	$1.24	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	13,343	16,183	19,632	21,336	22,446	25,580	30,304	36,189	128,526	99,290

Invesco V.I. Mid Cap Growth Fund, Series I Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.43	$1.43	$1.43	$1.33	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.74	$1.43	$1.43	$1.43	$1.33	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,671	7,681	6,253	6,746	7,534	8,633	—	—	—	—

Invesco V.I. Technology Fund, Series I Shares (08/13/2001)
Accumulation unit value at beginning of period	$1.32	$1.34	$1.26	$1.14	$0.92	$0.83	$0.88	$0.73	$0.47	$0.85
Accumulation unit value at end of period	$1.77	$1.32	$1.34	$1.26	$1.14	$0.92	$0.83	$0.88	$0.73	$0.47
Number of accumulation units outstanding at end of period (000 omitted)	7,010	8,239	10,720	11,392	14,171	16,565	19,212	21,966	21,730	19,001

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$1.03	$1.13	$1.20	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.00	$1.03	$1.13	$1.20	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,139	1,903	4,502	7,146	5,619	—	—	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$1.01	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.06	$1.03	$1.01	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7,136	8,973	8,003	5,580	2,585	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.20	$1.17	$1.21	$1.18	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.38	$1.20	$1.17	$1.21	$1.18	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	466	799	1,412	1,936	2,094	252	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Global Technology Portfolio: Service Shares (05/01/2000)
Accumulation unit value at beginning of period	$1.02	$0.90	$0.87	$0.80	$0.59	$0.50	$0.55	$0.45	$0.29	$0.52
Accumulation unit value at end of period	$1.46	$1.02	$0.90	$0.87	$0.80	$0.59	$0.50	$0.55	$0.45	$0.29
Number of accumulation units outstanding at end of period (000 omitted)	10,067	11,402	13,269	13,465	15,146	17,509	21,201	27,036	27,957	23,828

Janus Henderson Overseas Portfolio: Service Shares (05/01/2000)
Accumulation unit value at beginning of period	$1.12	$1.21	$1.33	$1.53	$1.35	$1.20	$1.78	$1.44	$0.81	$1.71
Accumulation unit value at end of period	$1.45	$1.12	$1.21	$1.33	$1.53	$1.35	$1.20	$1.78	$1.44	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	9,962	11,534	13,772	16,808	20,940	28,307	40,311	55,565	61,696	69,375

Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.60	$1.61	$1.54	$1.38	$1.07	$0.91	$0.97	$0.85	$0.63	$1.06
Accumulation unit value at end of period	$2.02	$1.60	$1.61	$1.54	$1.38	$1.07	$0.91	$0.97	$0.85	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	5,241	6,858	8,758	10,293	13,621	17,837	22,462	31,752	305,123	238,472

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.16	$1.13	$1.15	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.16	$1.13	$1.15	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,889	1,887	2,967	2,403	847	—	—	—	—	—

MFS ® Massachusetts Investors Growth Stock Portfolio – Service Class (03/27/2015)
Accumulation unit value at beginning of period	$1.03	$0.98	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.31	$1.03	$0.98	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	21,374	26,361	29,852	—	—	—	—	—	—	—

MFS ® New Discovery Series – Service Class (05/01/2000)
Accumulation unit value at beginning of period	$1.90	$1.76	$1.81	$1.97	$1.41	$1.17	$1.32	$0.98	$0.61	$1.01
Accumulation unit value at end of period	$2.38	$1.90	$1.76	$1.81	$1.97	$1.41	$1.17	$1.32	$0.98	$0.61
Number of accumulation units outstanding at end of period (000 omitted)	8,165	9,359	11,054	13,024	17,289	20,047	25,583	25,934	28,887	32,039

68    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS ® Utilities Series – Service Class (08/13/2001)
Accumulation unit value at beginning of period	$3.05	$2.77	$3.27	$2.93	$2.45	$2.18	$2.07	$1.83	$1.39	$2.25
Accumulation unit value at end of period	$3.47	$3.05	$2.77	$3.27	$2.93	$2.45	$2.18	$2.07	$1.83	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	14,937	18,140	22,267	28,660	32,640	38,539	46,187	47,357	56,324	67,989

Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.39	$1.36	$1.39	$1.23	$1.20	$0.93	$1.05	$0.86	$0.61	$1.11
Accumulation unit value at end of period	$1.51	$1.39	$1.36	$1.39	$1.23	$1.20	$0.93	$1.05	$0.86	$0.61
Number of accumulation units outstanding at end of period (000 omitted)	7,471	9,576	11,978	14,762	17,893	19,518	22,051	25,144	67,174	88,969

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.50	$1.66	$1.78	$1.76	$1.29	$1.20	$1.30	$0.99	$0.64	$1.20
Accumulation unit value at end of period	$2.07	$1.50	$1.66	$1.78	$1.76	$1.29	$1.20	$1.30	$0.99	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	2,861	3,447	5,011	6,944	8,493	11,635	18,214	17,947	18,479	17,546

Neuberger Berman AMT International Equity Portfolio (Class S) (05/01/2006)
Accumulation unit value at beginning of period	$1.04	$1.06	$1.06	$1.10	$0.94	$0.80	$0.92	$0.76	$0.57	$1.07
Accumulation unit value at end of period	$1.30	$1.04	$1.06	$1.06	$1.10	$0.94	$0.80	$0.92	$0.76	$0.57
Number of accumulation units outstanding at end of period (000 omitted)	3,148	3,895	4,606	5,357	6,179	6,765	8,478	9,073	75,726	78,811

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.92	$0.93	$0.99	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.92	$0.93	$0.99	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	205	319	625	394	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.14	$2.16	$2.10	$2.07	$1.64	$1.37	$1.51	$1.31	$0.95	$1.60
Accumulation unit value at end of period	$2.90	$2.14	$2.16	$2.10	$2.07	$1.64	$1.37	$1.51	$1.31	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	11,933	13,366	16,675	17,576	19,743	21,566	26,339	29,183	31,543	36,705

Oppenheimer Global Strategic Income Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$1.65	$1.56	$1.61	$1.58	$1.60	$1.43	$1.43	$1.25	$1.07	$1.26
Accumulation unit value at end of period	$1.73	$1.65	$1.56	$1.61	$1.58	$1.60	$1.43	$1.43	$1.25	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	57,738	70,562	91,448	113,907	148,191	194,916	225,204	265,863	519,119	569,070

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.72	$2.33	$2.50	$2.25	$1.62	$1.38	$1.43	$1.17	$0.86	$1.40
Accumulation unit value at end of period	$3.08	$2.72	$2.33	$2.50	$2.25	$1.62	$1.38	$1.43	$1.17	$0.86
Number of accumulation units outstanding at end of period (000 omitted)	7,204	8,432	10,064	11,134	12,453	13,918	16,342	19,999	23,658	27,205

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2006)
Accumulation unit value at beginning of period	$1.46	$1.30	$1.44	$1.45	$1.46	$1.28	$1.26	$1.13	$0.93	$1.12
Accumulation unit value at end of period	$1.64	$1.46	$1.30	$1.44	$1.45	$1.46	$1.28	$1.26	$1.13	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	14,290	17,412	22,911	33,579	48,561	69,811	69,382	75,522	218,702	228,912

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$1.00	$0.97	$0.98	$0.94	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.00	$0.97	$0.98	$0.94	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	564	456	489	564	1,413	863	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$1.01	$0.99	$1.00	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.05	$1.01	$0.99	$1.00	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,656	2,858	2,518	2,388	1,912	—	—	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (08/13/2001)
Accumulation unit value at beginning of period	$2.29	$2.60	$2.43	$1.92	$1.37	$1.13	$1.15	$1.13	$0.90	$1.10
Accumulation unit value at end of period	$2.62	$2.29	$2.60	$2.43	$1.92	$1.37	$1.13	$1.15	$1.13	$0.90
Number of accumulation units outstanding at end of period (000 omitted)	5,115	6,216	7,902	7,014	7,225	7,626	9,058	10,511	12,725	15,248

Putnam VT International Equity Fund – Class IB Shares (08/13/2001)
Accumulation unit value at beginning of period	$1.49	$1.54	$1.55	$1.67	$1.31	$1.09	$1.32	$1.21	$0.98	$1.75
Accumulation unit value at end of period	$1.87	$1.49	$1.54	$1.55	$1.67	$1.31	$1.09	$1.32	$1.21	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	4,456	5,116	6,243	6,615	7,141	8,813	11,088	13,460	16,372	20,502

Putnam VT Sustainable Leaders Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.99	$1.86	$1.88	$1.67	$1.23	$1.07	$1.13	$1.00	—	—
Accumulation unit value at end of period	$2.56	$1.99	$1.86	$1.88	$1.67	$1.23	$1.07	$1.13	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,675	7,563	8,757	9,746	10,340	11,916	14,126	17,030	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.96	$0.94	$0.99	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.96	$0.94	$0.99	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,975	6,206	8,164	9,101	5,646	—	—	—	—	—

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    69

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.79	$0.54	$0.72	$0.77	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.88	$0.79	$0.54	$0.72	$0.77	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,597	2,628	1,726	1,627	1,091	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.58	$1.51	$1.53	$1.46	$1.22	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.87	$1.58	$1.51	$1.53	$1.46	$1.22	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	43,514	50,082	60,288	63,443	68,358	59,074	57,559	22,643	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.59	$1.51	$1.53	$1.46	$1.22	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.87	$1.59	$1.51	$1.53	$1.46	$1.22	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	60,191	78,390	114,075	129,138	183,069	213,296	258,558	287,015	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.23	$1.20	$1.21	$1.17	$1.14	$1.07	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.31	$1.23	$1.20	$1.21	$1.17	$1.14	$1.07	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	29,606	37,496	40,298	49,392	66,474	103,582	81,730	19,114	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.23	$1.20	$1.21	$1.17	$1.14	$1.07	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.31	$1.23	$1.20	$1.21	$1.17	$1.14	$1.07	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	38,284	57,218	65,986	78,435	116,673	217,500	212,474	171,495	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	352	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	94	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.04	$1.02	$1.04	$1.00	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.04	$1.02	$1.04	$1.00	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,001	7,206	4,914	3,681	1,043	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.05	$1.02	$1.05	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.05	$1.02	$1.05	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	16,093	20,641	18,517	19,479	5,574	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.06	$1.03	$1.07	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.06	$1.03	$1.07	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	191,800	228,224	289,766	312,945	99,233	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.05	$1.03	$1.06	$1.02	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.05	$1.03	$1.06	$1.02	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	126,718	154,932	183,214	196,193	66,746	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.42	$1.36	$1.38	$1.33	$1.20	$1.09	$1.10	$1.00	—	—
Accumulation unit value at end of period	$1.59	$1.42	$1.36	$1.38	$1.33	$1.20	$1.09	$1.10	—	—
Number of accumulation units outstanding at end of period (000 omitted)	234,364	280,217	332,868	381,681	402,208	377,699	318,883	150,412	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.42	$1.37	$1.38	$1.33	$1.20	$1.09	$1.10	$1.00	—	—
Accumulation unit value at end of period	$1.59	$1.42	$1.37	$1.38	$1.33	$1.20	$1.09	$1.10	—	—
Number of accumulation units outstanding at end of period (000 omitted)	523,884	657,883	868,373	1,018,857	1,191,618	1,322,146	1,448,513	1,625,658	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.50	$1.44	$1.46	$1.40	$1.21	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.73	$1.50	$1.44	$1.46	$1.40	$1.21	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	133,356	159,472	196,684	215,308	232,062	196,988	181,157	85,099	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.50	$1.44	$1.46	$1.40	$1.22	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.73	$1.50	$1.44	$1.46	$1.40	$1.22	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	231,699	301,436	428,536	508,398	710,239	837,813	998,828	1,122,490	—	—

70    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.32	$1.28	$1.29	$1.24	$1.17	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.44	$1.32	$1.28	$1.29	$1.24	$1.17	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	74,527	89,762	104,766	126,041	154,600	197,629	149,512	53,054	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.32	$1.28	$1.30	$1.25	$1.17	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.44	$1.32	$1.28	$1.30	$1.25	$1.17	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	123,526	154,885	197,656	251,755	329,684	449,177	439,108	454,692	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (08/14/2001)
Accumulation unit value at beginning of period	$3.32	$2.67	$2.97	$2.93	$2.19	$1.94	$2.05	$1.66	$1.22	$1.80
Accumulation unit value at end of period	$3.53	$3.32	$2.67	$2.97	$2.93	$2.19	$1.94	$2.05	$1.66	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	11,438	13,862	16,653	20,098	25,397	31,851	39,424	48,893	149,191	156,845

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	76	—	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.06	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	527	—	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.05	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	566	—	—	—	—	—	—	—	—	—

Wanger International (09/15/1999)
Accumulation unit value at beginning of period	$2.99	$3.06	$3.08	$3.24	$2.67	$2.21	$2.61	$2.11	$1.42	$2.62
Accumulation unit value at end of period	$3.95	$2.99	$3.06	$3.08	$3.24	$2.67	$2.21	$2.61	$2.11	$1.42
Number of accumulation units outstanding at end of period (000 omitted)	22,964	26,925	33,012	38,989	46,513	53,436	66,511	80,435	131,326	142,736

Wanger USA (09/15/1999)
Accumulation unit value at beginning of period	$3.59	$3.18	$3.22	$3.10	$2.33	$1.96	$2.05	$1.67	$1.18	$1.98
Accumulation unit value at end of period	$4.26	$3.59	$3.18	$3.22	$3.10	$2.33	$1.96	$2.05	$1.67	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	28,181	33,677	41,194	48,912	59,078	69,932	84,309	102,578	155,213	176,483

Wells Fargo VT Index Asset Allocation Fund – Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.19	$2.05	$2.04	$1.74	$1.47	$1.31	$1.24	$1.10	$0.96	$1.37
Accumulation unit value at end of period	$2.44	$2.19	$2.05	$2.04	$1.74	$1.47	$1.31	$1.24	$1.10	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	6,317	7,018	7,663	8,314	8,990	10,621	12,268	15,176	19,120	25,423

Wells Fargo VT International Equity Fund – Class 2 (02/04/2004)
Accumulation unit value at beginning of period	$1.58	$1.54	$1.52	$1.62	$1.37	$1.21	$1.41	$1.22	$1.06	$1.83
Accumulation unit value at end of period	$1.95	$1.58	$1.54	$1.52	$1.62	$1.37	$1.21	$1.41	$1.22	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	6,518	7,395	9,405	9,714	11,282	13,374	16,786	20,616	113,414	12,645

Wells Fargo VT Opportunity Fund – Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$2.53	$2.27	$2.36	$2.15	$1.66	$1.45	$1.54	$1.26	$0.86	$1.44
Accumulation unit value at end of period	$3.02	$2.53	$2.27	$2.36	$2.15	$1.66	$1.45	$1.54	$1.26	$0.86
Number of accumulation units outstanding at end of period (000 omitted)	6,004	7,213	8,627	10,332	12,893	16,305	21,795	16,904	19,019	22,799

Wells Fargo VT Small Cap Growth Fund – Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.25	$2.10	$2.18	$2.24	$1.50	$1.40	$1.48	$1.18	$0.78	$1.34
Accumulation unit value at end of period	$2.81	$2.25	$2.10	$2.18	$2.24	$1.50	$1.40	$1.48	$1.18	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	5,829	7,000	8,952	9,801	12,946	15,400	20,502	28,351	31,042	29,488

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.06	$0.93	$0.99	$1.02	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$1.06	$0.93	$0.99	$1.02	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,529	720	897	1,272	811	—	—	—	—	—
Variable account charges of 0.95% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.10	$1.08	$1.10	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.25	$1.10	$1.08	$1.10	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,825	1,643	1,676	1,226	791	—	—	—	—	—

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    71

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Global Thematic Growth Portfolio (Class B) (11/01/2005)
Accumulation unit value at beginning of period	$1.34	$1.37	$1.35	$1.30	$1.07	$0.95	$1.25	$1.07	$0.70	$1.35
Accumulation unit value at end of period	$1.81	$1.34	$1.37	$1.35	$1.30	$1.07	$0.95	$1.25	$1.07	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	741	784	981	1,097	1,106	1,313	1,642	2,571	3,654	2,593

AB VPS Growth and Income Portfolio (Class B) (08/13/2001)
Accumulation unit value at beginning of period	$2.03	$1.85	$1.84	$1.70	$1.27	$1.10	$1.04	$0.93	$0.78	$1.34
Accumulation unit value at end of period	$2.39	$2.03	$1.85	$1.84	$1.70	$1.27	$1.10	$1.04	$0.93	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	10,497	12,411	15,071	17,244	20,041	23,312	28,840	33,656	41,871	53,105

AB VPS International Value Portfolio (Class B) (08/13/2001)
Accumulation unit value at beginning of period	$1.68	$1.71	$1.69	$1.82	$1.50	$1.32	$1.66	$1.61	$1.21	$2.61
Accumulation unit value at end of period	$2.08	$1.68	$1.71	$1.69	$1.82	$1.50	$1.32	$1.66	$1.61	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	16,581	19,257	22,777	26,270	31,753	38,807	49,799	63,534	93,058	122,930

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.01	$0.73	$1.18	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.99	$1.01	$0.73	$1.18	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	13,653	13,785	12,552	10,397	3,655	—	—	—	—	—

American Century VP International, Class II (08/13/2001)
Accumulation unit value at beginning of period	$1.48	$1.58	$1.58	$1.70	$1.40	$1.17	$1.34	$1.20	$0.91	$1.66
Accumulation unit value at end of period	$1.91	$1.48	$1.58	$1.58	$1.70	$1.40	$1.17	$1.34	$1.20	$0.91
Number of accumulation units outstanding at end of period (000 omitted)	4,566	5,027	5,982	6,783	7,794	8,843	10,596	12,837	15,628	19,242

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$2.03	$1.67	$1.71	$1.49	$1.16	$1.00	$1.02	$0.87	$0.67	$0.90
Accumulation unit value at end of period	$2.24	$2.03	$1.67	$1.71	$1.49	$1.16	$1.00	$1.02	$0.87	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	6,486	6,832	6,055	6,214	6,845	6,830	7,355	8,798	25,355	30,504

American Century VP Ultra®, Class II (11/01/2005)
Accumulation unit value at beginning of period	$1.89	$1.83	$1.74	$1.60	$1.18	$1.05	$1.05	$0.91	$0.69	$1.19
Accumulation unit value at end of period	$2.47	$1.89	$1.83	$1.74	$1.60	$1.18	$1.05	$1.05	$0.91	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	2,417	2,436	3,222	3,475	3,871	4,871	5,322	5,909	6,957	7,931

American Century VP Value, Class II (08/13/2001)
Accumulation unit value at beginning of period	$2.65	$2.23	$2.34	$2.10	$1.61	$1.42	$1.42	$1.27	$1.07	$1.47
Accumulation unit value at end of period	$2.85	$2.65	$2.23	$2.34	$2.10	$1.61	$1.42	$1.42	$1.27	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	20,496	22,042	23,479	26,320	29,234	31,529	36,454	41,940	48,731	56,747

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.19	$1.15	$1.18	$1.17	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.34	$1.19	$1.15	$1.18	$1.17	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	20,271	19,437	19,317	15,638	11,699	3,226	—	—	—	—

Calvert VP SRI Balanced Portfolio – Class I (05/01/2000)
Accumulation unit value at beginning of period	$1.57	$1.47	$1.51	$1.39	$1.19	$1.09	$1.05	$0.95	$0.76	$1.12
Accumulation unit value at end of period	$1.74	$1.57	$1.47	$1.51	$1.39	$1.19	$1.09	$1.05	$0.95	$0.76
Number of accumulation units outstanding at end of period (000 omitted)	3,259	3,625	4,176	5,003	5,639	6,095	6,505	8,238	9,852	12,240

Columbia Variable Portfolio – Balanced Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.86	$1.77	$1.75	$1.61	$1.34	$1.18	$1.16	$1.04	$0.85	$1.22
Accumulation unit value at end of period	$2.11	$1.86	$1.77	$1.75	$1.61	$1.34	$1.18	$1.16	$1.04	$0.85
Number of accumulation units outstanding at end of period (000 omitted)	51,410	47,474	37,714	33,526	33,040	33,359	39,535	45,791	55,353	51,095

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.61	$0.54	$0.72	$0.93	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.61	$0.61	$0.54	$0.72	$0.93	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,321	1,718	1,625	587	150	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.48	$1.38	$1.36	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.78	$1.48	$1.38	$1.36	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	17,049	14,367	9,669	5,364	2,048	—	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.49	$1.39	$1.40	$1.22	$0.92	$0.82	$0.79	$0.68	$0.55	$0.96
Accumulation unit value at end of period	$1.83	$1.49	$1.39	$1.40	$1.22	$0.92	$0.82	$0.79	$0.68	$0.55
Number of accumulation units outstanding at end of period (000 omitted)	35,737	41,964	51,782	57,394	69,472	84,369	100,737	120,427	147,939	180,807

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.87	$0.90	$0.92	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.89	$0.87	$0.90	$0.92	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	885	1,007	1,105	1,051	707	—	—	—	—	—

72    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$2.59	$2.30	$2.39	$2.20	$1.75	$1.55	$1.65	$1.42	$1.13	$1.91
Accumulation unit value at end of period	$2.93	$2.59	$2.30	$2.39	$2.20	$1.75	$1.55	$1.65	$1.42	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	41,891	50,434	60,130	73,666	87,069	99,992	126,113	156,962	307,581	329,220

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$0.89	$0.91	$0.90	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.08	$0.98	$0.89	$0.91	$0.90	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,150	2,851	2,505	2,761	1,137	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (05/01/2000)
Accumulation unit value at beginning of period	$2.14	$2.06	$2.29	$2.36	$2.43	$2.03	$2.60	$2.19	$1.27	$2.77
Accumulation unit value at end of period	$3.12	$2.14	$2.06	$2.29	$2.36	$2.43	$2.03	$2.60	$2.19	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	9,346	10,207	12,958	15,636	18,677	22,279	27,455	33,567	47,289	61,879

Columbia Variable Portfolio – Global Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.58	$1.61	$1.74	$1.74	$1.90	$1.81	$1.74	$1.65	$1.49	$1.51
Accumulation unit value at end of period	$1.65	$1.58	$1.61	$1.74	$1.74	$1.90	$1.81	$1.74	$1.65	$1.49
Number of accumulation units outstanding at end of period (000 omitted)	16,057	18,973	22,985	28,727	36,258	48,278	56,664	68,524	137,253	142,773

Columbia Variable Portfolio – Government Money Market Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.11	$1.12	$1.14	$1.15	$1.16	$1.17	$1.18	$1.19	$1.20	$1.18
Accumulation unit value at end of period	$1.11	$1.11	$1.12	$1.14	$1.15	$1.16	$1.17	$1.18	$1.19	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	24,661	32,195	35,229	39,251	50,331	61,799	82,185	92,405	140,419	290,095

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$2.44	$2.21	$2.25	$2.20	$2.09	$1.82	$1.74	$1.54	$1.01	$1.37
Accumulation unit value at end of period	$2.57	$2.44	$2.21	$2.25	$2.20	$2.09	$1.82	$1.74	$1.54	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	26,601	31,732	38,674	48,391	55,214	64,192	73,576	89,489	111,734	125,862

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$2.02	$1.84	$1.88	$1.83	$1.76	$1.55	$1.47	$1.31	$0.93	$1.16
Accumulation unit value at end of period	$2.13	$2.02	$1.84	$1.88	$1.83	$1.76	$1.55	$1.47	$1.31	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	17,897	20,741	17,356	20,662	24,731	32,890	34,819	39,448	141,698	76,770

Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.82	$1.75	$1.77	$1.69	$1.75	$1.64	$1.56	$1.45	$1.28	$1.38
Accumulation unit value at end of period	$1.87	$1.82	$1.75	$1.77	$1.69	$1.75	$1.64	$1.56	$1.45	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	53,881	61,794	71,097	85,500	107,141	156,667	174,738	214,494	447,493	430,993

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.15	$1.15	$1.06	$0.94	$0.73	$0.61	$0.64	$0.55	$0.41	$0.74
Accumulation unit value at end of period	$1.46	$1.15	$1.15	$1.06	$0.94	$0.73	$0.61	$0.64	$0.55	$0.41
Number of accumulation units outstanding at end of period (000 omitted)	25,535	29,899	37,899	37,413	44,063	51,318	60,544	72,817	90,930	116,110

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (05/01/2000)
Accumulation unit value at beginning of period	$1.69	$1.53	$1.53	$1.36	$1.04	$0.91	$0.91	$0.80	$0.64	$1.03
Accumulation unit value at end of period	$2.03	$1.69	$1.53	$1.53	$1.36	$1.04	$0.91	$0.91	$0.80	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	48,132	42,843	40,321	37,322	38,404	40,265	46,053	55,090	65,626	73,795

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.08	$1.03	$1.07	$1.08	$1.07	$1.02	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.09	$1.08	$1.03	$1.07	$1.08	$1.07	$1.02	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9,957	8,639	4,608	3,837	2,142	1,603	889	432	—	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.00	$0.98	$0.99	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.00	$0.98	$0.99	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,794	5,110	3,685	1,824	428	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (05/01/2001)
Accumulation unit value at beginning of period	$2.03	$2.00	$1.92	$1.80	$1.39	$1.26	$1.50	$1.20	$0.74	$1.35
Accumulation unit value at end of period	$2.47	$2.03	$2.00	$1.92	$1.80	$1.39	$1.26	$1.50	$1.20	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	6,234	7,139	8,696	9,107	10,976	13,009	16,901	21,606	26,343	25,504

Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (05/02/2005)
Accumulation unit value at beginning of period	$2.34	$2.07	$2.20	$1.98	$1.45	$1.24	$1.37	$1.13	$0.81	$1.48
Accumulation unit value at end of period	$2.63	$2.34	$2.07	$2.20	$1.98	$1.45	$1.24	$1.37	$1.13	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	5,079	6,115	7,691	9,450	10,346	11,045	14,817	19,331	32,037	45,362

Columbia Variable Portfolio – Overseas Core Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.12	$1.20	$1.15	$1.27	$1.05	$0.90	$1.04	$0.92	$0.73	$1.24
Accumulation unit value at end of period	$1.41	$1.12	$1.20	$1.15	$1.27	$1.05	$0.90	$1.04	$0.92	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	10,995	13,602	11,586	12,233	14,336	16,902	21,875	27,645	35,421	42,730

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    73

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.26	$1.91	$2.03	$1.84	$1.35	$1.15	$1.18	$0.99	$0.79	$1.32
Accumulation unit value at end of period	$2.71	$2.26	$1.91	$2.03	$1.84	$1.35	$1.15	$1.18	$0.99	$0.79
Number of accumulation units outstanding at end of period (000 omitted)	4,049	4,185	5,339	7,377	6,539	4,932	6,465	6,063	3,736	2,900

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$3.09	$2.74	$2.85	$2.72	$1.85	$1.59	$1.75	$1.39	$1.01	$1.65
Accumulation unit value at end of period	$3.43	$3.09	$2.74	$2.85	$2.72	$1.85	$1.59	$1.75	$1.39	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	3,805	4,631	5,623	6,640	7,407	8,170	10,076	12,744	15,189	18,734

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.39	$1.37	$1.36	$1.30	$1.34	$1.33	$1.33	$1.30	$1.24	$1.29
Accumulation unit value at end of period	$1.42	$1.39	$1.37	$1.36	$1.30	$1.34	$1.33	$1.33	$1.30	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	18,959	22,623	25,128	29,517	37,054	52,934	61,501	78,228	88,306	108,778

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2006)
Accumulation unit value at beginning of period	$0.51	$0.46	$0.62	$0.75	$0.85	$0.88	$1.01	$0.88	$0.74	$1.13
Accumulation unit value at end of period	$0.51	$0.51	$0.46	$0.62	$0.75	$0.85	$0.88	$1.01	$0.88	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	8,451	10,055	12,146	14,175	17,008	21,622	25,966	26,305	26,662	22,011

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$1.11	$1.12	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.98	$1.00	$1.11	$1.12	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,862	5,952	5,051	2,342	1,428	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$1.46	$1.36	$1.39	$1.30	$1.38	$1.32	$1.21	$1.18	$1.11	$1.12
Accumulation unit value at end of period	$1.48	$1.46	$1.36	$1.39	$1.30	$1.38	$1.32	$1.21	$1.18	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	16,465	18,278	22,151	26,715	33,722	48,160	54,821	63,669	192,220	113,444

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.02	$0.99	$1.04	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.25	$1.02	$0.99	$1.04	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,862	1,660	931	646	90	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 1) (04/29/2016)
Accumulation unit value at beginning of period	$1.06	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.06	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	20,856	24,225	—	—	—	—	—	—	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.55	$1.43	$1.44	$1.30	$1.02	$0.93	$0.97	$0.88	$0.68	$1.11
Accumulation unit value at end of period	$1.85	$1.55	$1.43	$1.44	$1.30	$1.02	$0.93	$0.97	$0.88	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	3,150	3,677	4,538	5,373	6,310	7,221	9,394	12,490	163,841	98,708

CTIVP SM – Victory Sycamore Established Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.62	$2.19	$2.21	$1.99	$1.48	$1.28	$1.38	$1.14	$0.84	$1.34
Accumulation unit value at end of period	$3.00	$2.62	$2.19	$2.21	$1.99	$1.48	$1.28	$1.38	$1.14	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	2,586	2,352	1,888	1,747	2,014	2,101	2,436	2,760	3,165	3,807

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.00	$1.00	$1.01	$1.01	$1.02	$1.02	$1.00	$1.00	—	—
Accumulation unit value at end of period	$0.99	$1.00	$1.00	$1.01	$1.01	$1.02	$1.02	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,939	5,700	2,506	1,014	613	308	172	74	—	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.98	$0.94	$1.02	$1.00	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.04	$0.98	$0.94	$1.02	$1.00	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,013	6,466	7,133	7,736	6,629	2,284	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund – Initial Class (05/01/2006)
Accumulation unit value at beginning of period	$1.35	$1.25	$1.28	$1.28	$1.25	$1.17	$1.15	$1.07	$0.75	$1.04
Accumulation unit value at end of period	$1.39	$1.35	$1.25	$1.28	$1.28	$1.25	$1.17	$1.15	$1.07	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	27,273	32,151	38,705	50,073	65,553	50,815	55,759	56,862	105,964	79,727

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (05/01/2006)
Accumulation unit value at beginning of period	$1.78	$1.67	$1.68	$1.52	$1.17	$1.02	$1.06	$0.91	$0.68	$1.20
Accumulation unit value at end of period	$2.15	$1.78	$1.67	$1.68	$1.52	$1.17	$1.02	$1.06	$0.91	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	52,141	55,327	63,576	70,307	76,647	84,137	102,175	120,336	167,696	237,020

Fidelity ® VIP Growth & Income Portfolio Service Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$2.13	$1.86	$1.93	$1.77	$1.34	$1.14	$1.14	$1.00	$0.80	$1.38
Accumulation unit value at end of period	$2.47	$2.13	$1.86	$1.93	$1.77	$1.34	$1.14	$1.14	$1.00	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	14,832	17,454	20,243	23,702	28,446	32,761	38,733	47,072	57,593	72,387

74    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity ® VIP Mid Cap Portfolio Service Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$3.76	$3.39	$3.48	$3.31	$2.46	$2.17	$2.46	$1.93	$1.39	$2.33
Accumulation unit value at end of period	$4.49	$3.76	$3.39	$3.48	$3.31	$2.46	$2.17	$2.46	$1.93	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	24,758	27,539	31,976	37,014	43,257	50,560	63,182	76,313	106,479	136,525

Fidelity ® VIP Overseas Portfolio Service Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$1.60	$1.71	$1.67	$1.84	$1.43	$1.20	$1.46	$1.31	$1.05	$1.88
Accumulation unit value at end of period	$2.06	$1.60	$1.71	$1.67	$1.84	$1.43	$1.20	$1.46	$1.31	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	7,808	8,651	10,509	11,977	14,012	16,360	20,346	24,715	29,954	37,943

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.05	$0.98	$1.01	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.05	$0.98	$1.01	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	30,762	19,832	14,724	10,509	2,729	—	—	—	—	—

Franklin Global Real Estate VIP Fund – Class 2 (09/15/1999)
Accumulation unit value at beginning of period	$2.72	$2.73	$2.74	$2.40	$2.37	$1.88	$2.01	$1.68	$1.42	$2.49
Accumulation unit value at end of period	$2.97	$2.72	$2.73	$2.74	$2.40	$2.37	$1.88	$2.01	$1.68	$1.42
Number of accumulation units outstanding at end of period (000 omitted)	9,228	11,174	13,307	15,352	17,380	18,941	21,820	25,510	31,073	39,491

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.15	$1.02	$1.11	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.25	$1.15	$1.02	$1.11	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	12,704	11,610	11,688	12,796	4,629	—	—	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$2.13	$1.85	$1.97	$1.85	$1.46	$1.29	$1.31	$1.19	$0.96	$1.53
Accumulation unit value at end of period	$2.28	$2.13	$1.85	$1.97	$1.85	$1.46	$1.29	$1.31	$1.19	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	12,378	13,740	15,352	17,372	20,113	22,778	27,767	33,994	39,361	47,292

Franklin Small Cap Value VIP Fund – Class 2 (09/15/1999)
Accumulation unit value at beginning of period	$4.48	$3.47	$3.79	$3.80	$2.82	$2.40	$2.52	$1.98	$1.55	$2.34
Accumulation unit value at end of period	$4.91	$4.48	$3.47	$3.79	$3.80	$2.82	$2.40	$2.52	$1.98	$1.55
Number of accumulation units outstanding at end of period (000 omitted)	7,861	8,759	9,355	11,090	12,772	14,443	18,246	22,799	28,730	36,256

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (09/15/1999)
Accumulation unit value at beginning of period	$4.47	$3.97	$4.41	$3.92	$2.98	$2.54	$2.74	$2.21	$1.68	$2.69
Accumulation unit value at end of period	$4.92	$4.47	$3.97	$4.41	$3.92	$2.98	$2.54	$2.74	$2.21	$1.68
Number of accumulation units outstanding at end of period (000 omitted)	10,084	12,162	15,170	18,356	22,012	26,253	33,368	41,459	51,883	65,990

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.90	$0.91	$0.97	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.94	$0.90	$0.91	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,992	1,788	1,401	382	—	—	—	—	—	—

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (09/15/1999)
Accumulation unit value at beginning of period	$1.86	$1.70	$1.71	$1.49	$1.09	$0.96	$0.93	$0.84	$0.70	$1.12
Accumulation unit value at end of period	$2.29	$1.86	$1.70	$1.71	$1.49	$1.09	$0.96	$0.93	$0.84	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	16,623	19,473	23,888	27,852	32,151	38,124	45,869	57,775	70,758	87,685

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.50	$1.49	$1.43	$1.34	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.89	$1.50	$1.49	$1.43	$1.34	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7,321	8,453	10,774	12,892	17,219	21,813	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.08	$0.97	$1.03	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.08	$0.97	$1.03	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10,957	10,172	8,537	7,340	4,139	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.18	$1.88	$2.03	$1.87	$1.39	$1.18	$1.22	$1.07	$0.84	$1.32
Accumulation unit value at end of period	$2.54	$2.18	$1.88	$2.03	$1.87	$1.39	$1.18	$1.22	$1.07	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	13,154	16,100	20,412	24,290	30,112	35,922	43,939	51,081	95,224	120,656

Invesco V.I. Diversified Dividend Fund, Series I Shares (04/29/2011)
Accumulation unit value at beginning of period	$1.80	$1.58	$1.56	$1.40	$1.08	$0.92	$1.00	—	—	—
Accumulation unit value at end of period	$1.93	$1.80	$1.58	$1.56	$1.40	$1.08	$0.92	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,566	6,426	5,126	5,516	5,509	4,566	4,289	—	—	—

Invesco V.I. Health Care Fund, Series II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.88	$2.15	$2.11	$1.78	$1.28	$1.07	$1.05	$1.01	$0.80	$1.13
Accumulation unit value at end of period	$2.15	$1.88	$2.15	$2.11	$1.78	$1.28	$1.07	$1.05	$1.01	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	3,667	4,546	6,813	5,708	5,335	4,583	4,633	4,675	5,414	5,240

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    75

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. International Growth Fund, Series II Shares (11/01/2005)
Accumulation unit value at beginning of period	$1.60	$1.63	$1.69	$1.70	$1.45	$1.27	$1.38	$1.23	$0.92	$1.57
Accumulation unit value at end of period	$1.95	$1.60	$1.63	$1.69	$1.70	$1.45	$1.27	$1.38	$1.23	$0.92
Number of accumulation units outstanding at end of period (000 omitted)	11,096	13,294	15,354	15,999	15,539	17,045	20,480	24,477	76,801	53,711

Invesco V.I. Mid Cap Growth Fund, Series I Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.42	$1.42	$1.42	$1.33	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.72	$1.42	$1.42	$1.42	$1.33	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,573	5,130	4,277	4,465	5,337	6,385	—	—	—	—

Invesco V.I. Technology Fund, Series I Shares (08/13/2001)
Accumulation unit value at beginning of period	$1.28	$1.30	$1.23	$1.12	$0.90	$0.82	$0.87	$0.72	$0.46	$0.84
Accumulation unit value at end of period	$1.71	$1.28	$1.30	$1.23	$1.12	$0.90	$0.82	$0.87	$0.72	$0.46
Number of accumulation units outstanding at end of period (000 omitted)	3,600	4,250	5,647	6,136	7,262	8,097	9,279	10,745	11,446	8,853

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$1.02	$1.13	$1.20	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$0.99	$1.02	$1.13	$1.20	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,818	5,182	7,482	8,642	5,339	—	—	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.02	$1.01	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.05	$1.02	$1.01	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	16,421	16,815	12,008	5,319	1,772	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.19	$1.17	$1.21	$1.18	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.37	$1.19	$1.17	$1.21	$1.18	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,742	1,845	2,160	2,244	1,944	60	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Global Technology Portfolio: Service Shares (05/01/2000)
Accumulation unit value at beginning of period	$0.98	$0.87	$0.84	$0.78	$0.58	$0.49	$0.54	$0.44	$0.28	$0.51
Accumulation unit value at end of period	$1.41	$0.98	$0.87	$0.84	$0.78	$0.58	$0.49	$0.54	$0.44	$0.28
Number of accumulation units outstanding at end of period (000 omitted)	5,998	6,645	7,403	7,502	8,912	10,178	12,352	16,131	19,312	16,671

Janus Henderson Overseas Portfolio: Service Shares (05/01/2000)
Accumulation unit value at beginning of period	$1.08	$1.17	$1.29	$1.49	$1.31	$1.17	$1.75	$1.41	$0.80	$1.68
Accumulation unit value at end of period	$1.40	$1.08	$1.17	$1.29	$1.49	$1.31	$1.17	$1.75	$1.41	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	7,624	8,888	10,549	12,453	15,967	20,796	28,873	39,710	46,612	54,116

Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.57	$1.58	$1.52	$1.36	$1.05	$0.90	$0.96	$0.85	$0.63	$1.06
Accumulation unit value at end of period	$1.98	$1.57	$1.58	$1.52	$1.36	$1.05	$0.90	$0.96	$0.85	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	5,586	6,279	7,362	7,359	9,102	10,929	13,639	18,753	168,562	128,192

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.15	$1.13	$1.14	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.38	$1.15	$1.13	$1.14	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,938	2,834	3,086	2,470	1,416	—	—	—	—	—

MFS ® Massachusetts Investors Growth Stock Portfolio – Service Class (03/27/2015)
Accumulation unit value at beginning of period	$1.02	$0.98	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.30	$1.02	$0.98	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	12,864	15,670	18,780	—	—	—	—	—	—	—

MFS ® New Discovery Series – Service Class (05/01/2000)
Accumulation unit value at beginning of period	$1.84	$1.71	$1.76	$1.92	$1.37	$1.15	$1.29	$0.96	$0.60	$0.99
Accumulation unit value at end of period	$2.30	$1.84	$1.71	$1.76	$1.92	$1.37	$1.15	$1.29	$0.96	$0.60
Number of accumulation units outstanding at end of period (000 omitted)	5,070	5,967	7,470	9,073	12,730	14,561	18,476	17,906	20,432	22,831

MFS ® Utilities Series – Service Class (08/13/2001)
Accumulation unit value at beginning of period	$2.96	$2.69	$3.18	$2.86	$2.40	$2.14	$2.03	$1.80	$1.37	$2.22
Accumulation unit value at end of period	$3.36	$2.96	$2.69	$3.18	$2.86	$2.40	$2.14	$2.03	$1.80	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	13,841	15,339	17,604	21,703	22,161	24,763	28,483	30,235	35,891	43,832

Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.36	$1.33	$1.36	$1.21	$1.19	$0.92	$1.04	$0.86	$0.61	$1.11
Accumulation unit value at end of period	$1.48	$1.36	$1.33	$1.36	$1.21	$1.19	$0.92	$1.04	$0.86	$0.61
Number of accumulation units outstanding at end of period (000 omitted)	5,766	7,037	8,633	9,869	11,018	11,521	13,857	16,073	38,794	50,326

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.47	$1.63	$1.75	$1.74	$1.28	$1.19	$1.29	$0.98	$0.63	$1.20
Accumulation unit value at end of period	$2.02	$1.47	$1.63	$1.75	$1.74	$1.28	$1.19	$1.29	$0.98	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	3,608	3,758	4,823	5,706	6,523	7,547	11,091	11,306	12,049	11,266

76    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Neuberger Berman AMT International Equity Portfolio (Class S) (05/01/2006)
Accumulation unit value at beginning of period	$1.02	$1.04	$1.04	$1.08	$0.93	$0.79	$0.91	$0.75	$0.57	$1.07
Accumulation unit value at end of period	$1.27	$1.02	$1.04	$1.04	$1.08	$0.93	$0.79	$0.91	$0.75	$0.57
Number of accumulation units outstanding at end of period (000 omitted)	2,678	2,865	3,296	3,552	3,805	3,744	4,654	5,093	40,525	41,079

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.93	$0.99	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.91	$0.93	$0.99	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,066	1,043	1,028	390	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.09	$2.11	$2.05	$2.03	$1.62	$1.35	$1.49	$1.30	$0.94	$1.59
Accumulation unit value at end of period	$2.82	$2.09	$2.11	$2.05	$2.03	$1.62	$1.35	$1.49	$1.30	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	12,158	11,402	12,573	12,255	13,330	14,055	16,697	18,638	21,263	24,950

Oppenheimer Global Strategic Income Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$1.60	$1.52	$1.58	$1.55	$1.57	$1.40	$1.41	$1.24	$1.06	$1.25
Accumulation unit value at end of period	$1.68	$1.60	$1.52	$1.58	$1.55	$1.57	$1.40	$1.41	$1.24	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	48,596	56,033	71,089	87,326	106,841	136,644	159,925	193,872	350,910	395,298

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.65	$2.27	$2.44	$2.21	$1.59	$1.36	$1.41	$1.16	$0.85	$1.39
Accumulation unit value at end of period	$2.99	$2.65	$2.27	$2.44	$2.21	$1.59	$1.36	$1.41	$1.16	$0.85
Number of accumulation units outstanding at end of period (000 omitted)	8,737	8,661	9,200	8,752	8,651	8,534	9,937	12,889	15,634	18,861

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2006)
Accumulation unit value at beginning of period	$1.43	$1.27	$1.42	$1.42	$1.44	$1.26	$1.25	$1.12	$0.93	$1.12
Accumulation unit value at end of period	$1.60	$1.43	$1.27	$1.42	$1.42	$1.44	$1.26	$1.25	$1.12	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	14,975	16,963	21,291	30,891	40,275	51,223	49,462	49,921	127,629	131,661

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$0.99	$0.96	$0.97	$0.94	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.12	$0.99	$0.96	$0.97	$0.94	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,023	938	1,206	1,023	1,373	1,076	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$0.99	$1.00	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.04	$1.00	$0.99	$1.00	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8,970	5,911	4,281	3,259	2,683	—	—	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (08/13/2001)
Accumulation unit value at beginning of period	$2.22	$2.53	$2.37	$1.87	$1.34	$1.10	$1.13	$1.11	$0.89	$1.08
Accumulation unit value at end of period	$2.54	$2.22	$2.53	$2.37	$1.87	$1.34	$1.10	$1.13	$1.11	$0.89
Number of accumulation units outstanding at end of period (000 omitted)	3,160	3,689	4,933	4,272	4,170	4,303	5,005	5,824	7,349	8,551

Putnam VT International Equity Fund – Class IB Shares (08/13/2001)
Accumulation unit value at beginning of period	$1.44	$1.49	$1.51	$1.63	$1.28	$1.06	$1.29	$1.19	$0.96	$1.73
Accumulation unit value at end of period	$1.81	$1.44	$1.49	$1.51	$1.63	$1.28	$1.06	$1.29	$1.19	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	3,226	3,660	4,323	4,355	4,853	5,772	7,324	8,590	10,504	13,381

Putnam VT Sustainable Leaders Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.97	$1.84	$1.87	$1.66	$1.23	$1.06	$1.13	$1.00	—	—
Accumulation unit value at end of period	$2.52	$1.97	$1.84	$1.87	$1.66	$1.23	$1.06	$1.13	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,245	4,766	5,636	6,247	6,713	7,461	9,245	11,503	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.96	$0.94	$0.99	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.96	$0.94	$0.99	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	12,265	9,937	10,469	9,367	5,007	—	—	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.79	$0.54	$0.71	$0.77	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.87	$0.79	$0.54	$0.71	$0.77	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,826	3,808	2,337	1,658	856	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.56	$1.49	$1.52	$1.45	$1.21	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.84	$1.56	$1.49	$1.52	$1.45	$1.21	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	169,477	176,564	194,758	199,324	205,762	177,549	153,074	45,018	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.57	$1.49	$1.52	$1.45	$1.21	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.84	$1.57	$1.49	$1.52	$1.45	$1.21	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	31,478	37,085	47,381	54,255	80,004	87,969	109,521	123,203	—	—

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    77

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.21	$1.19	$1.20	$1.16	$1.14	$1.07	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.29	$1.21	$1.19	$1.20	$1.16	$1.14	$1.07	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	91,597	101,651	94,924	100,672	134,759	211,589	152,207	39,107	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.21	$1.19	$1.20	$1.16	$1.14	$1.07	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.29	$1.21	$1.19	$1.20	$1.16	$1.14	$1.07	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	39,141	50,251	56,974	65,491	91,676	146,041	137,636	129,583	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10,418	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,550	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$1.02	$1.04	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.04	$1.02	$1.04	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	196,362	173,746	84,219	47,213	23,356	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.08	$1.05	$1.08	$1.04	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$1.05	$1.08	$1.04	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	559,214	545,537	342,067	214,158	98,193	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.14	$1.11	$1.16	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.32	$1.14	$1.11	$1.16	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,565,618	3,079,934	2,461,500	1,530,962	541,712	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (04/30/2012)
Accumulation unit value at beginning of period	$1.19	$1.16	$1.20	$1.16	$1.02	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.34	$1.19	$1.16	$1.20	$1.16	$1.02	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,348,661	5,069,930	4,166,843	3,245,376	2,279,309	956,051	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.40	$1.35	$1.37	$1.32	$1.19	$1.09	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.57	$1.40	$1.35	$1.37	$1.32	$1.19	$1.09	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,240,606	1,265,648	1,290,607	1,313,689	1,372,194	1,323,161	1,036,629	372,331	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.40	$1.35	$1.37	$1.32	$1.19	$1.09	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.57	$1.40	$1.35	$1.37	$1.32	$1.19	$1.09	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	352,246	428,255	534,847	628,237	704,894	756,580	839,441	951,448	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.48	$1.42	$1.45	$1.39	$1.21	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.70	$1.48	$1.42	$1.45	$1.39	$1.21	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	606,530	641,719	690,999	712,898	755,350	671,792	586,675	199,756	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.48	$1.42	$1.45	$1.39	$1.21	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.71	$1.48	$1.42	$1.45	$1.39	$1.21	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	143,369	171,087	217,245	254,402	336,824	380,336	451,744	514,222	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.30	$1.27	$1.28	$1.23	$1.16	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.42	$1.30	$1.27	$1.28	$1.23	$1.16	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	272,779	289,627	299,356	321,778	370,454	457,930	335,257	125,196	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.31	$1.27	$1.28	$1.24	$1.17	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.42	$1.31	$1.27	$1.28	$1.24	$1.17	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	99,579	122,688	154,486	187,724	235,162	314,235	323,133	335,424	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (08/14/2001)
Accumulation unit value at beginning of period	$3.22	$2.59	$2.89	$2.86	$2.14	$1.90	$2.01	$1.63	$1.21	$1.78
Accumulation unit value at end of period	$3.42	$3.22	$2.59	$2.89	$2.86	$2.14	$1.90	$2.01	$1.63	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	6,360	7,636	9,211	11,003	13,581	16,925	21,324	26,229	81,111	85,345

78    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.01	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.01	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	46,011	5,179	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	515,181	92,936	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.02	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	379,986	48,868	—	—	—	—	—	—	—	—

Wanger International (09/15/1999)
Accumulation unit value at beginning of period	$2.89	$2.96	$2.98	$3.15	$2.60	$2.16	$2.55	$2.06	$1.39	$2.58
Accumulation unit value at end of period	$3.81	$2.89	$2.96	$2.98	$3.15	$2.60	$2.16	$2.55	$2.06	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	14,860	16,879	20,631	23,709	27,965	32,328	41,066	50,298	80,522	88,899

Wanger USA (09/15/1999)
Accumulation unit value at beginning of period	$3.47	$3.08	$3.13	$3.01	$2.27	$1.91	$2.00	$1.64	$1.16	$1.94
Accumulation unit value at end of period	$4.10	$3.47	$3.08	$3.13	$3.01	$2.27	$1.91	$2.00	$1.64	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	17,899	20,983	25,786	30,286	36,897	43,824	54,608	67,604	100,879	117,299

Wells Fargo VT Index Asset Allocation Fund – Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.13	$1.99	$1.99	$1.70	$1.43	$1.28	$1.21	$1.08	$0.95	$1.35
Accumulation unit value at end of period	$2.36	$2.13	$1.99	$1.99	$1.70	$1.43	$1.28	$1.21	$1.08	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	3,758	4,428	4,780	5,281	6,211	7,204	8,819	11,303	15,303	19,992

Wells Fargo VT International Equity Fund – Class 2 (02/04/2004)
Accumulation unit value at beginning of period	$1.54	$1.50	$1.49	$1.59	$1.34	$1.20	$1.39	$1.20	$1.05	$1.82
Accumulation unit value at end of period	$1.90	$1.54	$1.50	$1.49	$1.59	$1.34	$1.20	$1.39	$1.20	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	5,939	5,786	7,081	6,905	7,648	9,560	12,050	15,532	69,836	8,283

Wells Fargo VT Opportunity Fund – Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$2.45	$2.20	$2.30	$2.10	$1.62	$1.42	$1.51	$1.24	$0.84	$1.42
Accumulation unit value at end of period	$2.92	$2.45	$2.20	$2.30	$2.10	$1.62	$1.42	$1.51	$1.24	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	5,087	5,903	6,749	7,586	9,027	10,721	13,842	9,802	11,212	13,585

Wells Fargo VT Small Cap Growth Fund – Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.18	$2.04	$2.12	$2.18	$1.47	$1.37	$1.45	$1.16	$0.76	$1.32
Accumulation unit value at end of period	$2.71	$2.18	$2.04	$2.12	$2.18	$1.47	$1.37	$1.45	$1.16	$0.76
Number of accumulation units outstanding at end of period (000 omitted)	7,126	7,160	7,984	7,461	8,750	10,201	12,890	18,266	20,853	19,000

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.05	$0.92	$0.99	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.05	$0.92	$0.99	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,339	2,430	2,464	1,908	770	—	—	—	—	—
Variable account charges of 1.00% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.10	$1.08	$1.10	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.25	$1.10	$1.08	$1.10	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	42	60	110	93	70	—	—	—	—	—

AB VPS Global Thematic Growth Portfolio (Class B) (11/01/2005)
Accumulation unit value at beginning of period	$1.34	$1.36	$1.34	$1.29	$1.06	$0.95	$1.25	$1.06	$0.70	$1.35
Accumulation unit value at end of period	$1.80	$1.34	$1.36	$1.34	$1.29	$1.06	$0.95	$1.25	$1.06	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	91	93	138	144	201	280	378	500	609	425

AB VPS Growth and Income Portfolio (Class B) (02/13/2002)
Accumulation unit value at beginning of period	$2.20	$2.00	$1.99	$1.84	$1.38	$1.19	$1.13	$1.01	$0.85	$1.45
Accumulation unit value at end of period	$2.58	$2.20	$2.00	$1.99	$1.84	$1.38	$1.19	$1.13	$1.01	$0.85
Number of accumulation units outstanding at end of period (000 omitted)	2,021	2,430	2,900	3,035	3,346	3,991	4,844	5,815	7,705	10,045

AB VPS International Value Portfolio (Class B) (02/13/2002)
Accumulation unit value at beginning of period	$1.74	$1.77	$1.75	$1.89	$1.55	$1.37	$1.72	$1.67	$1.25	$2.71
Accumulation unit value at end of period	$2.15	$1.74	$1.77	$1.75	$1.89	$1.55	$1.37	$1.72	$1.67	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	4,387	4,954	5,517	6,013	6,771	8,028	9,932	12,904	19,906	29,486

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    79

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.01	$0.72	$1.18	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.99	$1.01	$0.72	$1.18	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,690	2,003	2,100	1,590	374	—	—	—	—	—

American Century VP International, Class II (02/13/2002)
Accumulation unit value at beginning of period	$1.70	$1.82	$1.83	$1.95	$1.61	$1.35	$1.55	$1.38	$1.05	$1.92
Accumulation unit value at end of period	$2.20	$1.70	$1.82	$1.83	$1.95	$1.61	$1.35	$1.55	$1.38	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	1,347	1,459	1,716	1,844	2,059	2,211	2,794	3,276	3,810	5,162

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$2.02	$1.66	$1.70	$1.48	$1.15	$1.00	$1.02	$0.87	$0.67	$0.90
Accumulation unit value at end of period	$2.23	$2.02	$1.66	$1.70	$1.48	$1.15	$1.00	$1.02	$0.87	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	1,362	1,219	1,088	1,099	1,161	1,069	1,093	1,356	5,341	7,412

American Century VP Ultra®, Class II (11/01/2005)
Accumulation unit value at beginning of period	$1.88	$1.82	$1.73	$1.59	$1.18	$1.04	$1.05	$0.91	$0.68	$1.18
Accumulation unit value at end of period	$2.46	$1.88	$1.82	$1.73	$1.59	$1.18	$1.04	$1.05	$0.91	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	817	937	1,011	1,050	1,137	1,320	1,442	1,610	1,815	2,188

American Century VP Value, Class II (02/13/2002)
Accumulation unit value at beginning of period	$2.62	$2.20	$2.32	$2.07	$1.59	$1.40	$1.41	$1.26	$1.06	$1.46
Accumulation unit value at end of period	$2.82	$2.62	$2.20	$2.32	$2.07	$1.59	$1.40	$1.41	$1.26	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	3,783	4,384	5,033	5,533	6,277	7,263	8,740	9,687	11,068	13,643

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.18	$1.15	$1.18	$1.17	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.33	$1.18	$1.15	$1.18	$1.17	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,405	2,321	3,110	2,874	1,890	446	—	—	—	—

Calvert VP SRI Balanced Portfolio – Class I (02/13/2002)
Accumulation unit value at beginning of period	$1.78	$1.66	$1.72	$1.58	$1.35	$1.24	$1.20	$1.08	$0.87	$1.28
Accumulation unit value at end of period	$1.97	$1.78	$1.66	$1.72	$1.58	$1.35	$1.24	$1.20	$1.08	$0.87
Number of accumulation units outstanding at end of period (000 omitted)	905	1,073	1,304	1,369	1,365	1,338	1,430	1,553	1,706	1,873

Columbia Variable Portfolio – Balanced Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.07	$1.96	$1.95	$1.79	$1.48	$1.31	$1.29	$1.16	$0.94	$1.36
Accumulation unit value at end of period	$2.34	$2.07	$1.96	$1.95	$1.79	$1.48	$1.31	$1.29	$1.16	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	8,064	8,286	6,576	5,789	4,776	4,618	5,115	6,232	8,438	2,967

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.60	$0.54	$0.72	$0.93	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.61	$0.60	$0.54	$0.72	$0.93	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	176	110	115	29	22	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.48	$1.38	$1.35	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.78	$1.48	$1.38	$1.35	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,919	1,534	1,040	404	217	—	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.89	$1.77	$1.77	$1.55	$1.17	$1.04	$1.00	$0.86	$0.70	$1.22
Accumulation unit value at end of period	$2.33	$1.89	$1.77	$1.77	$1.55	$1.17	$1.04	$1.00	$0.86	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	3,586	3,954	4,812	5,207	6,899	8,622	10,274	13,426	16,370	18,986

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.87	$0.90	$0.92	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.89	$0.87	$0.90	$0.92	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	103	118	243	269	271	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.62	$2.33	$2.42	$2.23	$1.77	$1.57	$1.67	$1.44	$1.14	$1.94
Accumulation unit value at end of period	$2.97	$2.62	$2.33	$2.42	$2.23	$1.77	$1.57	$1.67	$1.44	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	9,993	11,435	12,774	14,735	16,712	18,169	22,186	27,619	59,080	64,717

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$0.89	$0.91	$0.90	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.08	$0.98	$0.89	$0.91	$0.90	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	407	356	383	346	199	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.85	$2.74	$3.04	$3.14	$3.23	$2.71	$3.46	$2.92	$1.69	$3.70
Accumulation unit value at end of period	$4.15	$2.85	$2.74	$3.04	$3.14	$3.23	$2.71	$3.46	$2.92	$1.69
Number of accumulation units outstanding at end of period (000 omitted)	2,029	2,295	2,686	2,859	3,421	3,741	4,202	4,807	7,245	11,453

80    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Global Bond Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.53	$1.57	$1.69	$1.69	$1.85	$1.75	$1.69	$1.60	$1.45	$1.47
Accumulation unit value at end of period	$1.60	$1.53	$1.57	$1.69	$1.69	$1.85	$1.75	$1.69	$1.60	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	2,421	2,723	3,223	3,824	5,125	7,311	8,322	10,119	24,423	26,925

Columbia Variable Portfolio – Government Money Market Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.01	$1.03	$1.04	$1.05	$1.06	$1.07	$1.08	$1.09	$1.10	$1.08
Accumulation unit value at end of period	$1.01	$1.01	$1.03	$1.04	$1.05	$1.06	$1.07	$1.08	$1.09	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	4,379	5,158	5,596	7,166	7,544	9,286	10,407	13,198	23,076	51,260

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.59	$2.35	$2.40	$2.34	$2.22	$1.94	$1.85	$1.64	$1.08	$1.46
Accumulation unit value at end of period	$2.73	$2.59	$2.35	$2.40	$2.34	$2.22	$1.94	$1.85	$1.64	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	3,589	4,090	4,653	5,206	5,972	6,844	7,401	8,986	10,600	13,016

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$2.01	$1.83	$1.87	$1.82	$1.75	$1.54	$1.46	$1.31	$0.93	$1.15
Accumulation unit value at end of period	$2.12	$2.01	$1.83	$1.87	$1.82	$1.75	$1.54	$1.46	$1.31	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	4,182	4,617	3,142	3,632	4,373	5,473	5,360	6,861	29,266	19,612

Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.59	$1.53	$1.55	$1.48	$1.53	$1.44	$1.36	$1.27	$1.12	$1.21
Accumulation unit value at end of period	$1.63	$1.59	$1.53	$1.55	$1.48	$1.53	$1.44	$1.36	$1.27	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	8,439	10,178	11,475	13,295	16,830	23,880	26,268	33,910	89,692	93,379

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.86	$1.85	$1.72	$1.52	$1.18	$0.99	$1.03	$0.89	$0.66	$1.19
Accumulation unit value at end of period	$2.35	$1.86	$1.85	$1.72	$1.52	$1.18	$0.99	$1.03	$0.89	$0.66
Number of accumulation units outstanding at end of period (000 omitted)	2,568	3,023	3,711	3,522	4,171	4,822	5,957	7,579	9,725	12,689

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.21	$2.00	$2.01	$1.79	$1.37	$1.20	$1.19	$1.05	$0.84	$1.35
Accumulation unit value at end of period	$2.66	$2.21	$2.00	$2.01	$1.79	$1.37	$1.20	$1.19	$1.05	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	5,208	4,937	4,390	4,164	4,282	4,258	5,018	5,760	6,575	7,849

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (06/30/2014)
Accumulation unit value at beginning of period	$0.95	$0.91	$0.95	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.95	$0.91	$0.95	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	969	724	213	182	—	—	—	—	—	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.00	$0.98	$0.99	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.00	$0.98	$0.99	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	655	793	973	721	269	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.08	$2.06	$1.97	$1.86	$1.43	$1.30	$1.55	$1.24	$0.76	$1.40
Accumulation unit value at end of period	$2.53	$2.08	$2.06	$1.97	$1.86	$1.43	$1.30	$1.55	$1.24	$0.76
Number of accumulation units outstanding at end of period (000 omitted)	647	702	804	801	935	1,050	1,366	1,677	2,137	2,135

Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (05/02/2005)
Accumulation unit value at beginning of period	$2.33	$2.06	$2.19	$1.97	$1.45	$1.23	$1.36	$1.12	$0.81	$1.48
Accumulation unit value at end of period	$2.61	$2.33	$2.06	$2.19	$1.97	$1.45	$1.23	$1.36	$1.12	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	1,013	1,259	1,487	1,675	1,944	2,080	2,719	3,568	6,370	9,682

Columbia Variable Portfolio – Overseas Core Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.75	$1.88	$1.81	$1.99	$1.65	$1.42	$1.63	$1.45	$1.15	$1.94
Accumulation unit value at end of period	$2.20	$1.75	$1.88	$1.81	$1.99	$1.65	$1.42	$1.63	$1.45	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	1,330	1,680	1,132	1,217	1,526	1,780	2,246	2,671	3,118	3,748

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.25	$1.90	$2.02	$1.83	$1.34	$1.14	$1.17	$0.98	$0.79	$1.31
Accumulation unit value at end of period	$2.69	$2.25	$1.90	$2.02	$1.83	$1.34	$1.14	$1.17	$0.98	$0.79
Number of accumulation units outstanding at end of period (000 omitted)	627	573	652	871	851	801	699	657	520	582

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.96	$2.62	$2.74	$2.61	$1.78	$1.52	$1.68	$1.34	$0.97	$1.59
Accumulation unit value at end of period	$3.29	$2.96	$2.62	$2.74	$2.61	$1.78	$1.52	$1.68	$1.34	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	745	827	871	892	961	1,027	1,185	1,364	1,760	2,383

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.21	$1.19	$1.19	$1.13	$1.17	$1.16	$1.16	$1.13	$1.09	$1.13
Accumulation unit value at end of period	$1.24	$1.21	$1.19	$1.19	$1.13	$1.17	$1.16	$1.16	$1.13	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	2,692	3,202	3,404	3,842	5,201	7,912	8,324	9,876	11,597	12,804

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    81

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2006)
Accumulation unit value at beginning of period	$0.51	$0.46	$0.62	$0.75	$0.85	$0.87	$1.01	$0.87	$0.74	$1.13
Accumulation unit value at end of period	$0.51	$0.51	$0.46	$0.62	$0.75	$0.85	$0.87	$1.01	$0.87	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	2,987	3,289	3,525	3,914	4,636	5,119	5,777	6,003	6,589	4,848

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$1.11	$1.12	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.98	$1.00	$1.11	$1.12	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,164	1,182	997	788	576	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$1.45	$1.35	$1.39	$1.29	$1.38	$1.32	$1.21	$1.17	$1.11	$1.12
Accumulation unit value at end of period	$1.48	$1.45	$1.35	$1.39	$1.29	$1.38	$1.32	$1.21	$1.17	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	3,179	3,465	4,007	4,466	5,975	8,690	9,442	12,533	40,367	23,321

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.02	$0.99	$1.04	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.25	$1.02	$0.99	$1.04	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	359	160	141	158	104	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 1) (04/29/2016)
Accumulation unit value at beginning of period	$1.06	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.06	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,390	5,017	—	—	—	—	—	—	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.55	$1.42	$1.43	$1.29	$1.02	$0.93	$0.97	$0.88	$0.68	$1.11
Accumulation unit value at end of period	$1.84	$1.55	$1.42	$1.43	$1.29	$1.02	$0.93	$0.97	$0.88	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	408	441	586	609	831	966	1,360	2,193	38,320	25,636

CTIVP SM – Victory Sycamore Established Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.60	$2.18	$2.20	$1.98	$1.47	$1.27	$1.37	$1.14	$0.84	$1.34
Accumulation unit value at end of period	$2.98	$2.60	$2.18	$2.20	$1.98	$1.47	$1.27	$1.37	$1.14	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	734	631	410	383	387	366	389	441	522	766

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (06/30/2014)
Accumulation unit value at beginning of period	$0.99	$0.99	$1.00	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.98	$0.99	$0.99	$1.00	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	392	417	130	66	—	—	—	—	—	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.98	$0.94	$1.02	$1.00	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.04	$0.98	$0.94	$1.02	$1.00	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	441	473	517	687	764	129	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund – Initial Class (05/01/2006)
Accumulation unit value at beginning of period	$1.35	$1.25	$1.27	$1.28	$1.24	$1.17	$1.15	$1.07	$0.75	$1.03
Accumulation unit value at end of period	$1.38	$1.35	$1.25	$1.27	$1.28	$1.24	$1.17	$1.15	$1.07	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	5,279	6,150	7,568	9,885	12,781	9,306	9,353	8,826	20,977	18,362

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (05/01/2006)
Accumulation unit value at beginning of period	$1.77	$1.66	$1.67	$1.51	$1.17	$1.02	$1.05	$0.91	$0.68	$1.20
Accumulation unit value at end of period	$2.14	$1.77	$1.66	$1.67	$1.51	$1.17	$1.02	$1.05	$0.91	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	8,983	10,468	12,734	13,520	14,816	16,958	19,991	23,331	32,815	53,546

Fidelity ® VIP Growth & Income Portfolio Service Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.21	$1.92	$1.99	$1.83	$1.38	$1.18	$1.18	$1.04	$0.83	$1.44
Accumulation unit value at end of period	$2.55	$2.21	$1.92	$1.99	$1.83	$1.38	$1.18	$1.18	$1.04	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	3,542	4,197	4,676	4,940	5,645	6,449	7,478	9,202	10,988	14,570

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$3.62	$3.27	$3.36	$3.20	$2.38	$2.10	$2.37	$1.86	$1.35	$2.25
Accumulation unit value at end of period	$4.32	$3.62	$3.27	$3.36	$3.20	$2.38	$2.10	$2.37	$1.86	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	6,479	7,574	8,870	9,929	11,367	13,281	16,089	19,376	28,494	38,797

Fidelity ® VIP Overseas Portfolio Service Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$1.77	$1.89	$1.85	$2.03	$1.58	$1.32	$1.62	$1.45	$1.16	$2.09
Accumulation unit value at end of period	$2.28	$1.77	$1.89	$1.85	$2.03	$1.58	$1.32	$1.62	$1.45	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	1,804	1,967	2,285	2,283	2,343	2,581	3,352	4,194	5,075	6,432

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$0.98	$1.01	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.04	$0.98	$1.01	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,074	2,482	1,950	1,584	788	—	—	—	—	—

82    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Global Real Estate VIP Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.02	$2.03	$2.04	$1.79	$1.77	$1.40	$1.50	$1.25	$1.06	$1.86
Accumulation unit value at end of period	$2.21	$2.02	$2.03	$2.04	$1.79	$1.77	$1.40	$1.50	$1.25	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	2,634	3,045	3,512	3,826	4,216	4,470	5,048	5,793	7,137	9,150

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.15	$1.02	$1.11	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.25	$1.15	$1.02	$1.11	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	822	962	1,225	1,385	386	—	—	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.23	$1.94	$2.06	$1.95	$1.53	$1.35	$1.38	$1.26	$1.01	$1.62
Accumulation unit value at end of period	$2.39	$2.23	$1.94	$2.06	$1.95	$1.53	$1.35	$1.38	$1.26	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	3,195	3,420	3,942	4,517	4,931	5,753	6,986	8,593	10,913	14,362

Franklin Small Cap Value VIP Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$3.39	$2.63	$2.87	$2.88	$2.13	$1.82	$1.91	$1.51	$1.18	$1.77
Accumulation unit value at end of period	$3.71	$3.39	$2.63	$2.87	$2.88	$2.13	$1.82	$1.91	$1.51	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	1,862	2,180	2,528	2,874	3,323	3,649	4,671	5,667	7,198	8,815

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (02/13/2002)
Accumulation unit value at beginning of period	$3.28	$2.92	$3.24	$2.89	$2.19	$1.87	$2.02	$1.63	$1.24	$1.98
Accumulation unit value at end of period	$3.61	$3.28	$2.92	$3.24	$2.89	$2.19	$1.87	$2.02	$1.63	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	3,263	3,750	4,433	4,887	5,598	6,580	8,180	10,069	12,872	16,558

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.90	$0.91	$0.97	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.94	$0.90	$0.91	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	48	32	32	—	—	—	—	—	—	—

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (02/13/2002)
Accumulation unit value at beginning of period	$2.23	$2.04	$2.06	$1.79	$1.31	$1.16	$1.12	$1.01	$0.84	$1.35
Accumulation unit value at end of period	$2.75	$2.23	$2.04	$2.06	$1.79	$1.31	$1.16	$1.12	$1.01	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	2,428	2,749	3,039	3,338	4,261	5,395	6,563	8,681	11,037	13,564

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.50	$1.49	$1.43	$1.34	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.89	$1.50	$1.49	$1.43	$1.34	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,962	2,420	2,813	3,142	4,596	6,164	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.07	$0.97	$1.03	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.07	$0.97	$1.03	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,192	2,155	2,638	2,741	2,115	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.17	$1.87	$2.01	$1.87	$1.39	$1.18	$1.22	$1.06	$0.84	$1.31
Accumulation unit value at end of period	$2.52	$2.17	$1.87	$2.01	$1.87	$1.39	$1.18	$1.22	$1.06	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	5,761	6,578	7,637	8,390	10,384	12,690	15,566	19,642	32,587	43,694

Invesco V.I. Diversified Dividend Fund, Series I Shares (04/29/2011)
Accumulation unit value at beginning of period	$1.79	$1.58	$1.56	$1.40	$1.08	$0.92	$1.00	—	—	—
Accumulation unit value at end of period	$1.93	$1.79	$1.58	$1.56	$1.40	$1.08	$0.92	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,214	2,201	1,539	1,124	1,111	1,020	1,155	—	—	—

Invesco V.I. Health Care Fund, Series II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.87	$2.14	$2.10	$1.78	$1.28	$1.07	$1.04	$1.00	$0.80	$1.13
Accumulation unit value at end of period	$2.14	$1.87	$2.14	$2.10	$1.78	$1.28	$1.07	$1.04	$1.00	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	890	1,000	1,452	1,156	1,042	843	789	912	956	923

Invesco V.I. International Growth Fund, Series II Shares (11/01/2005)
Accumulation unit value at beginning of period	$1.59	$1.62	$1.68	$1.69	$1.44	$1.26	$1.37	$1.23	$0.92	$1.57
Accumulation unit value at end of period	$1.93	$1.59	$1.62	$1.68	$1.69	$1.44	$1.26	$1.37	$1.23	$0.92
Number of accumulation units outstanding at end of period (000 omitted)	1,863	2,003	2,625	2,402	2,225	2,584	2,863	3,166	14,695	14,785

Invesco V.I. Mid Cap Growth Fund, Series I Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.42	$1.42	$1.42	$1.32	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.72	$1.42	$1.42	$1.42	$1.32	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	345	430	113	90	95	143	—	—	—	—

Invesco V.I. Technology Fund, Series I Shares (02/13/2002)
Accumulation unit value at beginning of period	$1.49	$1.51	$1.43	$1.30	$1.05	$0.95	$1.01	$0.84	$0.54	$0.99
Accumulation unit value at end of period	$1.99	$1.49	$1.51	$1.43	$1.30	$1.05	$0.95	$1.01	$0.84	$0.54
Number of accumulation units outstanding at end of period (000 omitted)	1,309	1,477	1,633	1,629	1,648	1,876	2,296	2,504	2,935	2,808

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    83

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$1.02	$1.13	$1.20	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$0.99	$1.02	$1.13	$1.20	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	527	706	1,203	1,413	614	—	—	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.02	$1.01	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.04	$1.02	$1.01	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,162	1,502	1,464	698	329	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.19	$1.16	$1.20	$1.18	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.36	$1.19	$1.16	$1.20	$1.18	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2	2	2	7	20	—	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Global Technology Portfolio: Service Shares (02/13/2002)
Accumulation unit value at beginning of period	$2.50	$2.22	$2.14	$1.98	$1.48	$1.25	$1.38	$1.12	$0.72	$1.30
Accumulation unit value at end of period	$3.59	$2.50	$2.22	$2.14	$1.98	$1.48	$1.25	$1.38	$1.12	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	155	171	219	200	239	249	332	450	384	367

Janus Henderson Overseas Portfolio: Service Shares (02/13/2002)
Accumulation unit value at beginning of period	$1.90	$2.05	$2.27	$2.61	$2.31	$2.06	$3.08	$2.49	$1.40	$2.97
Accumulation unit value at end of period	$2.46	$1.90	$2.05	$2.27	$2.61	$2.31	$2.06	$3.08	$2.49	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	194	226	325	425	509	633	970	1,173	1,272	1,603

Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.56	$1.57	$1.51	$1.35	$1.05	$0.90	$0.96	$0.85	$0.63	$1.06
Accumulation unit value at end of period	$1.97	$1.56	$1.57	$1.51	$1.35	$1.05	$0.90	$0.96	$0.85	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	809	1,072	1,349	1,371	1,656	1,944	2,218	3,203	38,560	33,658

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.15	$1.12	$1.14	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.37	$1.15	$1.12	$1.14	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	404	358	461	455	183	—	—	—	—	—

MFS ® Massachusetts Investors Growth Stock Portfolio – Service Class (03/27/2015)
Accumulation unit value at beginning of period	$1.02	$0.98	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.30	$1.02	$0.98	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,032	3,649	4,163	—	—	—	—	—	—	—

MFS ® New Discovery Series – Service Class (02/13/2002)
Accumulation unit value at beginning of period	$2.18	$2.02	$2.09	$2.28	$1.63	$1.36	$1.54	$1.14	$0.71	$1.18
Accumulation unit value at end of period	$2.72	$2.18	$2.02	$2.09	$2.28	$1.63	$1.36	$1.54	$1.14	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	609	794	998	1,157	1,487	1,742	1,875	1,975	2,166	2,718

MFS ® Utilities Series – Service Class (02/13/2002)
Accumulation unit value at beginning of period	$3.68	$3.34	$3.96	$3.56	$2.99	$2.67	$2.53	$2.25	$1.71	$2.78
Accumulation unit value at end of period	$4.17	$3.68	$3.34	$3.96	$3.56	$2.99	$2.67	$2.53	$2.25	$1.71
Number of accumulation units outstanding at end of period (000 omitted)	1,905	2,036	2,368	2,809	3,101	3,606	4,150	4,253	5,019	6,021

Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.35	$1.32	$1.36	$1.20	$1.19	$0.92	$1.04	$0.86	$0.61	$1.11
Accumulation unit value at end of period	$1.47	$1.35	$1.32	$1.36	$1.20	$1.19	$0.92	$1.04	$0.86	$0.61
Number of accumulation units outstanding at end of period (000 omitted)	1,604	1,935	2,439	2,728	3,052	3,249	3,764	4,422	10,214	14,095

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.47	$1.62	$1.74	$1.73	$1.27	$1.18	$1.29	$0.98	$0.63	$1.20
Accumulation unit value at end of period	$2.01	$1.47	$1.62	$1.74	$1.73	$1.27	$1.18	$1.29	$0.98	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	589	710	832	981	1,101	1,378	1,693	1,749	2,148	2,776

Neuberger Berman AMT International Equity Portfolio (Class S) (05/01/2006)
Accumulation unit value at beginning of period	$1.01	$1.04	$1.03	$1.08	$0.93	$0.79	$0.91	$0.75	$0.56	$1.07
Accumulation unit value at end of period	$1.27	$1.01	$1.04	$1.03	$1.08	$0.93	$0.79	$0.91	$0.75	$0.56
Number of accumulation units outstanding at end of period (000 omitted)	461	399	507	494	484	546	638	833	9,498	10,873

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.93	$0.99	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.91	$0.93	$0.99	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5	2	18	38	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.07	$2.10	$2.04	$2.02	$1.61	$1.34	$1.48	$1.29	$0.94	$1.59
Accumulation unit value at end of period	$2.80	$2.07	$2.10	$2.04	$2.02	$1.61	$1.34	$1.48	$1.29	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	2,822	3,106	3,714	3,764	3,950	4,070	4,886	5,713	6,423	8,456

84    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Oppenheimer Global Strategic Income Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$1.59	$1.51	$1.57	$1.55	$1.57	$1.40	$1.40	$1.24	$1.05	$1.24
Accumulation unit value at end of period	$1.67	$1.59	$1.51	$1.57	$1.55	$1.57	$1.40	$1.40	$1.24	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	9,144	10,655	13,183	15,468	19,656	26,208	29,094	36,401	70,681	82,157

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.63	$2.26	$2.43	$2.20	$1.58	$1.36	$1.40	$1.15	$0.85	$1.38
Accumulation unit value at end of period	$2.97	$2.63	$2.26	$2.43	$2.20	$1.58	$1.36	$1.40	$1.15	$0.85
Number of accumulation units outstanding at end of period (000 omitted)	1,970	2,161	2,389	2,381	2,574	2,696	3,482	4,518	5,663	7,256

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2006)
Accumulation unit value at beginning of period	$1.42	$1.27	$1.41	$1.42	$1.43	$1.26	$1.25	$1.12	$0.93	$1.11
Accumulation unit value at end of period	$1.59	$1.42	$1.27	$1.41	$1.42	$1.43	$1.26	$1.25	$1.12	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	2,348	2,756	3,617	5,058	6,420	9,796	8,122	7,695	26,403	31,669

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$0.99	$0.96	$0.97	$0.94	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.12	$0.99	$0.96	$0.97	$0.94	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	55	57	75	32	68	59	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$0.98	$0.99	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.04	$1.00	$0.98	$0.99	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	650	496	569	516	322	—	—	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (02/13/2002)
Accumulation unit value at beginning of period	$2.30	$2.62	$2.45	$1.94	$1.38	$1.14	$1.17	$1.15	$0.92	$1.12
Accumulation unit value at end of period	$2.62	$2.30	$2.62	$2.45	$1.94	$1.38	$1.14	$1.17	$1.15	$0.92
Number of accumulation units outstanding at end of period (000 omitted)	1,045	1,163	1,457	1,027	1,029	1,185	1,487	1,676	2,116	2,705

Putnam VT International Equity Fund – Class IB Shares (02/13/2002)
Accumulation unit value at beginning of period	$1.57	$1.63	$1.64	$1.78	$1.40	$1.16	$1.41	$1.30	$1.05	$1.90
Accumulation unit value at end of period	$1.97	$1.57	$1.63	$1.64	$1.78	$1.40	$1.16	$1.41	$1.30	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	605	714	794	849	880	950	1,199	1,420	1,819	2,476

Putnam VT Sustainable Leaders Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.96	$1.84	$1.86	$1.66	$1.23	$1.06	$1.13	$1.00	—	—
Accumulation unit value at end of period	$2.51	$1.96	$1.84	$1.86	$1.66	$1.23	$1.06	$1.13	—	—
Number of accumulation units outstanding at end of period (000 omitted)	279	292	320	340	311	347	446	574	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.95	$0.94	$0.99	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.95	$0.94	$0.99	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,698	1,555	2,005	2,009	1,092	—	—	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.78	$0.54	$0.71	$0.77	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.87	$0.78	$0.54	$0.71	$0.77	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	708	591	603	225	113	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.56	$1.49	$1.51	$1.45	$1.21	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.83	$1.56	$1.49	$1.51	$1.45	$1.21	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,785	7,074	7,617	8,001	8,079	5,855	5,318	2,096	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.56	$1.49	$1.51	$1.45	$1.21	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.84	$1.56	$1.49	$1.51	$1.45	$1.21	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8,051	9,655	12,880	13,720	17,228	21,496	27,553	34,056	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.21	$1.18	$1.20	$1.16	$1.13	$1.07	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.29	$1.21	$1.18	$1.20	$1.16	$1.13	$1.07	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,107	6,209	5,793	6,569	7,732	11,504	8,652	2,295	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.21	$1.18	$1.20	$1.16	$1.13	$1.07	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.29	$1.21	$1.18	$1.20	$1.16	$1.13	$1.07	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,428	7,525	6,291	7,272	10,572	19,179	19,636	20,656	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	47	—	—	—	—	—	—	—	—	—

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    85

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.03	$1.01	$1.03	$1.00	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.03	$1.01	$1.03	$1.00	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	274	424	60	151	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.04	$1.02	$1.05	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$1.04	$1.02	$1.05	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,838	2,786	2,632	2,221	381	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.05	$1.02	$1.07	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.05	$1.02	$1.07	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	21,734	23,984	28,003	28,209	11,316	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.05	$1.02	$1.06	$1.02	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.05	$1.02	$1.06	$1.02	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	18,111	20,499	22,192	23,913	5,808	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.39	$1.35	$1.37	$1.31	$1.19	$1.09	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.56	$1.39	$1.35	$1.37	$1.31	$1.19	$1.09	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	34,132	37,885	43,273	45,634	42,676	36,075	27,954	12,697	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.40	$1.35	$1.37	$1.32	$1.19	$1.09	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.56	$1.40	$1.35	$1.37	$1.32	$1.19	$1.09	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	74,033	83,757	96,809	110,901	133,361	145,577	165,095	199,338	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.48	$1.42	$1.44	$1.39	$1.21	$1.08	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.70	$1.48	$1.42	$1.44	$1.39	$1.21	$1.08	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	17,705	19,983	22,192	21,789	20,639	16,416	14,158	6,430	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.48	$1.42	$1.44	$1.39	$1.21	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.70	$1.48	$1.42	$1.44	$1.39	$1.21	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	28,299	33,322	41,212	46,381	63,187	75,514	92,740	118,440	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.30	$1.26	$1.28	$1.23	$1.16	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.42	$1.30	$1.26	$1.28	$1.23	$1.16	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	12,374	13,064	14,626	15,124	15,571	18,952	15,647	5,250	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.30	$1.26	$1.28	$1.23	$1.16	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.42	$1.30	$1.26	$1.28	$1.23	$1.16	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	16,123	21,110	24,738	29,852	38,871	51,433	52,813	58,788	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$3.03	$2.44	$2.72	$2.69	$2.02	$1.79	$1.90	$1.54	$1.14	$1.68
Accumulation unit value at end of period	$3.21	$3.03	$2.44	$2.72	$2.69	$2.02	$1.79	$1.90	$1.54	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	1,475	1,782	2,140	2,384	2,955	3,689	4,645	6,022	20,099	23,170

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.06	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	45	—	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.05	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	40	—	—	—	—	—	—	—	—	—

86    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Variable account charges of 1.00% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Wanger International (02/13/2002)
Accumulation unit value at beginning of period	$3.47	$3.56	$3.59	$3.79	$3.13	$2.60	$3.08	$2.49	$1.68	$3.12
Accumulation unit value at end of period	$4.57	$3.47	$3.56	$3.59	$3.79	$3.13	$2.60	$3.08	$2.49	$1.68
Number of accumulation units outstanding at end of period (000 omitted)	3,229	3,675	4,278	4,655	5,243	5,940	7,022	8,554	14,208	16,311

Wanger USA (02/13/2002)
Accumulation unit value at beginning of period	$3.07	$2.73	$2.78	$2.68	$2.02	$1.70	$1.78	$1.46	$1.03	$1.73
Accumulation unit value at end of period	$3.64	$3.07	$2.73	$2.78	$2.68	$2.02	$1.70	$1.78	$1.46	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	5,235	6,127	7,156	7,810	9,057	10,445	12,712	15,507	23,568	28,344

Wells Fargo VT Index Asset Allocation Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.23	$2.09	$2.09	$1.79	$1.51	$1.35	$1.28	$1.14	$1.00	$1.42
Accumulation unit value at end of period	$2.48	$2.23	$2.09	$2.09	$1.79	$1.51	$1.35	$1.28	$1.14	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	658	770	911	1,038	1,040	1,317	1,554	1,870	2,083	2,739

Wells Fargo VT International Equity Fund – Class 2 (02/04/2004)
Accumulation unit value at beginning of period	$1.53	$1.50	$1.48	$1.58	$1.34	$1.19	$1.38	$1.20	$1.05	$1.81
Accumulation unit value at end of period	$1.88	$1.53	$1.50	$1.48	$1.58	$1.34	$1.19	$1.38	$1.20	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	1,435	1,529	1,697	1,769	1,888	2,144	2,535	3,118	15,466	3,851

Wells Fargo VT Opportunity Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.54	$2.29	$2.39	$2.18	$1.69	$1.47	$1.58	$1.29	$0.88	$1.48
Accumulation unit value at end of period	$3.03	$2.54	$2.29	$2.39	$2.18	$1.69	$1.47	$1.58	$1.29	$0.88
Number of accumulation units outstanding at end of period (000 omitted)	737	981	1,254	1,345	1,617	1,997	2,590	2,173	2,701	3,344

Wells Fargo VT Small Cap Growth Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.51	$2.35	$2.44	$2.51	$1.69	$1.58	$1.68	$1.34	$0.88	$1.52
Accumulation unit value at end of period	$3.12	$2.51	$2.35	$2.44	$2.51	$1.69	$1.58	$1.68	$1.34	$0.88
Number of accumulation units outstanding at end of period (000 omitted)	829	946	1,153	1,298	1,415	1,791	2,077	2,621	2,879	3,050

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.05	$0.92	$0.99	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.05	$0.92	$0.99	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	175	128	129	92	74	—	—	—	—	—
Variable account charges of 1.20% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.09	$1.07	$1.10	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.09	$1.07	$1.10	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	682	577	504	435	433	—	—	—	—	—

AB VPS Global Thematic Growth Portfolio (Class B) (11/01/2005)
Accumulation unit value at beginning of period	$1.31	$1.33	$1.32	$1.27	$1.05	$0.93	$1.24	$1.05	$0.70	$1.34
Accumulation unit value at end of period	$1.76	$1.31	$1.33	$1.32	$1.27	$1.05	$0.93	$1.24	$1.05	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	253	259	277	290	309	288	415	437	548	301

AB VPS Growth and Income Portfolio (Class B) (02/13/2002)
Accumulation unit value at beginning of period	$2.13	$1.95	$1.94	$1.80	$1.35	$1.17	$1.11	$1.00	$0.84	$1.43
Accumulation unit value at end of period	$2.50	$2.13	$1.95	$1.94	$1.80	$1.35	$1.17	$1.11	$1.00	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	1,042	1,165	1,389	1,629	1,714	2,074	2,548	3,288	4,258	6,035

AB VPS International Value Portfolio (Class B) (02/13/2002)
Accumulation unit value at beginning of period	$1.69	$1.72	$1.70	$1.84	$1.52	$1.35	$1.69	$1.64	$1.24	$2.68
Accumulation unit value at end of period	$2.09	$1.69	$1.72	$1.70	$1.84	$1.52	$1.35	$1.69	$1.64	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	1,760	2,127	2,375	2,643	3,099	3,734	4,866	6,458	9,981	15,720

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.00	$0.72	$1.18	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.98	$1.00	$0.72	$1.18	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,151	3,546	3,236	2,228	543	—	—	—	—	—

American Century VP International, Class II (02/13/2002)
Accumulation unit value at beginning of period	$1.65	$1.77	$1.78	$1.91	$1.58	$1.32	$1.52	$1.36	$1.03	$1.90
Accumulation unit value at end of period	$2.13	$1.65	$1.77	$1.78	$1.91	$1.58	$1.32	$1.52	$1.36	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	516	573	661	780	850	987	1,335	1,679	2,015	2,795

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$1.98	$1.63	$1.68	$1.46	$1.14	$0.99	$1.01	$0.86	$0.67	$0.90
Accumulation unit value at end of period	$2.18	$1.98	$1.63	$1.68	$1.46	$1.14	$0.99	$1.01	$0.86	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	841	822	522	574	599	625	582	775	2,523	4,001

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    87

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Century VP Ultra®, Class II (11/01/2005)
Accumulation unit value at beginning of period	$1.84	$1.78	$1.70	$1.57	$1.16	$1.03	$1.03	$0.90	$0.68	$1.18
Accumulation unit value at end of period	$2.40	$1.84	$1.78	$1.70	$1.57	$1.16	$1.03	$1.03	$0.90	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	530	641	631	701	770	915	992	992	1,098	1,338

American Century VP Value, Class II (02/13/2002)
Accumulation unit value at beginning of period	$2.54	$2.14	$2.26	$2.02	$1.56	$1.38	$1.38	$1.24	$1.05	$1.45
Accumulation unit value at end of period	$2.73	$2.54	$2.14	$2.26	$2.02	$1.56	$1.38	$1.38	$1.24	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	4,171	4,465	4,733	4,750	4,853	4,953	5,339	5,469	6,158	8,079

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.17	$1.14	$1.17	$1.16	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.32	$1.17	$1.14	$1.17	$1.16	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,381	4,425	4,355	3,099	1,906	428	—	—	—	—

Calvert VP SRI Balanced Portfolio – Class I (02/13/2002)
Accumulation unit value at beginning of period	$1.72	$1.62	$1.67	$1.54	$1.33	$1.21	$1.17	$1.06	$0.86	$1.26
Accumulation unit value at end of period	$1.91	$1.72	$1.62	$1.67	$1.54	$1.33	$1.21	$1.17	$1.06	$0.86
Number of accumulation units outstanding at end of period (000 omitted)	419	452	524	596	614	583	649	737	858	1,073

Columbia Variable Portfolio – Balanced Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.00	$1.91	$1.90	$1.74	$1.45	$1.29	$1.27	$1.14	$0.93	$1.35
Accumulation unit value at end of period	$2.27	$2.00	$1.91	$1.90	$1.74	$1.45	$1.29	$1.27	$1.14	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	10,404	9,620	6,606	4,407	3,681	3,269	3,744	4,325	6,111	2,378

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.60	$0.54	$0.72	$0.92	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.60	$0.60	$0.54	$0.72	$0.92	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,020	675	523	355	32	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.47	$1.37	$1.35	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.76	$1.47	$1.37	$1.35	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,544	5,240	3,941	1,859	342	—	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.99	$1.87	$1.87	$1.65	$1.25	$1.11	$1.07	$0.92	$0.75	$1.31
Accumulation unit value at end of period	$2.44	$1.99	$1.87	$1.87	$1.65	$1.25	$1.11	$1.07	$0.92	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	1,237	1,598	1,912	2,126	2,670	3,109	3,980	5,013	6,295	7,479

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.86	$0.90	$0.92	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.88	$0.86	$0.90	$0.92	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	369	404	489	339	252	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.53	$2.25	$2.34	$2.16	$1.72	$1.53	$1.63	$1.41	$1.12	$1.91
Accumulation unit value at end of period	$2.85	$2.53	$2.25	$2.34	$2.16	$1.72	$1.53	$1.63	$1.41	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	4,113	4,760	5,343	6,204	7,057	8,522	11,111	13,939	30,183	36,755

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.97	$0.88	$0.90	$0.90	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.07	$0.97	$0.88	$0.90	$0.90	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,039	680	523	498	254	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.76	$2.66	$2.96	$3.07	$3.16	$2.65	$3.40	$2.87	$1.67	$3.65
Accumulation unit value at end of period	$4.02	$2.76	$2.66	$2.96	$3.07	$3.16	$2.65	$3.40	$2.87	$1.67
Number of accumulation units outstanding at end of period (000 omitted)	653	762	971	1,096	1,470	1,611	1,940	2,468	3,600	5,787

Columbia Variable Portfolio – Global Bond Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.48	$1.52	$1.64	$1.65	$1.81	$1.72	$1.66	$1.58	$1.43	$1.46
Accumulation unit value at end of period	$1.55	$1.48	$1.52	$1.64	$1.65	$1.81	$1.72	$1.66	$1.58	$1.43
Number of accumulation units outstanding at end of period (000 omitted)	1,960	2,261	2,629	3,119	4,069	5,077	5,792	7,371	16,121	18,675

Columbia Variable Portfolio – Government Money Market Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$0.98	$1.00	$1.01	$1.02	$1.03	$1.04	$1.06	$1.07	$1.08	$1.07
Accumulation unit value at end of period	$0.98	$0.98	$1.00	$1.01	$1.02	$1.03	$1.04	$1.06	$1.07	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	1,767	2,795	2,879	3,212	3,817	3,990	5,730	7,758	14,861	39,094

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.52	$2.28	$2.33	$2.28	$2.18	$1.90	$1.82	$1.62	$1.06	$1.44
Accumulation unit value at end of period	$2.65	$2.52	$2.28	$2.33	$2.28	$2.18	$1.90	$1.82	$1.62	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	2,620	3,322	3,561	4,212	4,734	5,671	6,355	7,802	9,680	11,973

88    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$1.96	$1.79	$1.83	$1.79	$1.72	$1.52	$1.45	$1.29	$0.92	$1.15
Accumulation unit value at end of period	$2.06	$1.96	$1.79	$1.83	$1.79	$1.72	$1.52	$1.45	$1.29	$0.92
Number of accumulation units outstanding at end of period (000 omitted)	3,053	3,559	2,525	2,885	3,286	4,217	4,518	5,416	17,730	11,540

Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.54	$1.49	$1.51	$1.45	$1.50	$1.41	$1.34	$1.25	$1.11	$1.20
Accumulation unit value at end of period	$1.58	$1.54	$1.49	$1.51	$1.45	$1.50	$1.41	$1.34	$1.25	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	7,414	8,459	9,169	10,127	12,817	18,482	20,159	26,396	58,421	63,728

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.80	$1.80	$1.67	$1.48	$1.15	$0.97	$1.02	$0.88	$0.65	$1.18
Accumulation unit value at end of period	$2.28	$1.80	$1.80	$1.67	$1.48	$1.15	$0.97	$1.02	$0.88	$0.65
Number of accumulation units outstanding at end of period (000 omitted)	1,150	1,447	1,787	1,872	1,991	2,239	2,709	3,547	4,530	6,110

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.15	$1.95	$1.96	$1.75	$1.34	$1.18	$1.17	$1.03	$0.83	$1.34
Accumulation unit value at end of period	$2.57	$2.15	$1.95	$1.96	$1.75	$1.34	$1.18	$1.17	$1.03	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	7,913	6,216	5,727	4,397	3,312	2,590	3,038	3,421	4,568	5,854

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.02	$1.06	$1.07	$1.07	$1.02	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.07	$1.06	$1.02	$1.06	$1.07	$1.07	$1.02	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,772	2,252	1,815	1,789	1,413	1,113	1,220	145	—	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.99	$0.97	$0.99	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.09	$0.99	$0.97	$0.99	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	786	723	494	312	45	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.02	$2.00	$1.92	$1.81	$1.40	$1.27	$1.52	$1.22	$0.75	$1.38
Accumulation unit value at end of period	$2.45	$2.02	$2.00	$1.92	$1.81	$1.40	$1.27	$1.52	$1.22	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	285	308	383	371	453	560	877	1,155	1,372	1,170

Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (05/02/2005)
Accumulation unit value at beginning of period	$2.27	$2.02	$2.15	$1.94	$1.43	$1.22	$1.35	$1.11	$0.80	$1.47
Accumulation unit value at end of period	$2.55	$2.27	$2.02	$2.15	$1.94	$1.43	$1.22	$1.35	$1.11	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	468	533	648	721	814	1,034	1,325	1,680	2,952	5,049

Columbia Variable Portfolio – Overseas Core Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.69	$1.83	$1.76	$1.95	$1.61	$1.39	$1.60	$1.42	$1.13	$1.92
Accumulation unit value at end of period	$2.13	$1.69	$1.83	$1.76	$1.95	$1.61	$1.39	$1.60	$1.42	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	782	933	752	667	806	885	1,090	1,443	1,829	2,197

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.19	$1.85	$1.97	$1.79	$1.32	$1.12	$1.16	$0.97	$0.78	$1.30
Accumulation unit value at end of period	$2.62	$2.19	$1.85	$1.97	$1.79	$1.32	$1.12	$1.16	$0.97	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	358	402	600	829	710	665	477	561	429	584

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.87	$2.55	$2.67	$2.55	$1.74	$1.49	$1.65	$1.32	$0.95	$1.57
Accumulation unit value at end of period	$3.18	$2.87	$2.55	$2.67	$2.55	$1.74	$1.49	$1.65	$1.32	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	258	313	364	391	424	452	705	880	971	1,315

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.17	$1.16	$1.16	$1.11	$1.14	$1.14	$1.14	$1.12	$1.07	$1.11
Accumulation unit value at end of period	$1.20	$1.17	$1.16	$1.16	$1.11	$1.14	$1.14	$1.14	$1.12	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	2,603	3,123	3,392	4,235	5,295	6,553	7,651	9,727	11,135	13,972

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2006)
Accumulation unit value at beginning of period	$0.50	$0.45	$0.61	$0.74	$0.83	$0.86	$1.00	$0.87	$0.73	$1.12
Accumulation unit value at end of period	$0.50	$0.50	$0.45	$0.61	$0.74	$0.83	$0.86	$1.00	$0.87	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	1,528	815	1,068	1,397	1,744	2,125	2,408	2,563	2,966	2,963

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$1.10	$1.12	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.99	$1.10	$1.12	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	888	1,113	918	474	184	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$1.42	$1.32	$1.36	$1.27	$1.36	$1.30	$1.19	$1.16	$1.10	$1.11
Accumulation unit value at end of period	$1.44	$1.42	$1.32	$1.36	$1.27	$1.36	$1.30	$1.19	$1.16	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	2,718	3,142	3,388	3,714	4,528	6,547	7,560	9,304	25,536	17,319

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    89

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.01	$0.98	$1.04	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.01	$0.98	$1.04	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,306	530	290	86	36	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 1) (04/29/2016)
Accumulation unit value at beginning of period	$1.06	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.06	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,874	2,133	—	—	—	—	—	—	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.51	$1.40	$1.41	$1.27	$1.00	$0.92	$0.96	$0.87	$0.67	$1.11
Accumulation unit value at end of period	$1.80	$1.51	$1.40	$1.41	$1.27	$1.00	$0.92	$0.96	$0.87	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	354	386	452	510	560	547	742	1,020	17,879	12,896

CTIVP SM – Victory Sycamore Established Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.54	$2.13	$2.15	$1.94	$1.45	$1.25	$1.35	$1.12	$0.83	$1.33
Accumulation unit value at end of period	$2.90	$2.54	$2.13	$2.15	$1.94	$1.45	$1.25	$1.35	$1.12	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	292	206	187	156	168	218	282	347	389	614

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.98	$0.98	$1.00	$1.00	$1.02	$1.01	$1.00	$1.00	—	—
Accumulation unit value at end of period	$0.97	$0.98	$0.98	$1.00	$1.00	$1.02	$1.01	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,993	1,417	972	618	335	395	320	163	—	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.97	$0.94	$1.01	$0.99	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.03	$0.97	$0.94	$1.01	$0.99	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,129	1,269	1,268	1,159	896	228	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund – Initial Class (05/01/2006)
Accumulation unit value at beginning of period	$1.32	$1.22	$1.25	$1.26	$1.23	$1.16	$1.14	$1.06	$0.74	$1.03
Accumulation unit value at end of period	$1.35	$1.32	$1.22	$1.25	$1.26	$1.23	$1.16	$1.14	$1.06	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	3,408	4,072	4,727	6,455	8,259	5,538	6,419	6,500	12,792	11,376

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (05/01/2006)
Accumulation unit value at beginning of period	$1.74	$1.63	$1.64	$1.49	$1.15	$1.00	$1.05	$0.90	$0.68	$1.19
Accumulation unit value at end of period	$2.09	$1.74	$1.63	$1.64	$1.49	$1.15	$1.00	$1.05	$0.90	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	10,078	10,461	11,918	10,949	10,325	10,153	11,122	12,302	15,949	27,515

Fidelity ® VIP Growth & Income Portfolio Service Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.14	$1.87	$1.94	$1.78	$1.35	$1.16	$1.16	$1.02	$0.81	$1.42
Accumulation unit value at end of period	$2.47	$2.14	$1.87	$1.94	$1.78	$1.35	$1.16	$1.16	$1.02	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	1,756	2,042	2,291	2,557	2,893	3,338	4,067	5,091	6,236	8,328

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$3.52	$3.18	$3.27	$3.12	$2.33	$2.05	$2.33	$1.84	$1.33	$2.23
Accumulation unit value at end of period	$4.19	$3.52	$3.18	$3.27	$3.12	$2.33	$2.05	$2.33	$1.84	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	4,805	4,976	5,488	5,341	5,816	6,547	8,022	9,514	14,164	20,610

Fidelity ® VIP Overseas Portfolio Service Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$1.72	$1.84	$1.80	$1.99	$1.54	$1.30	$1.59	$1.43	$1.14	$2.07
Accumulation unit value at end of period	$2.21	$1.72	$1.84	$1.80	$1.99	$1.54	$1.30	$1.59	$1.43	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	792	945	1,109	1,245	1,403	1,536	1,936	2,441	3,135	4,259

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$0.97	$1.00	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.04	$0.97	$1.00	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,336	4,238	3,345	2,973	530	—	—	—	—	—

Franklin Global Real Estate VIP Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$1.96	$1.97	$1.98	$1.75	$1.73	$1.37	$1.47	$1.23	$1.05	$1.84
Accumulation unit value at end of period	$2.14	$1.96	$1.97	$1.98	$1.75	$1.73	$1.37	$1.47	$1.23	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	1,155	1,402	1,733	1,968	2,260	2,435	2,639	3,274	4,145	5,481

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.14	$1.01	$1.10	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.14	$1.01	$1.10	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,376	4,296	5,121	4,599	864	—	—	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.17	$1.89	$2.01	$1.90	$1.50	$1.33	$1.36	$1.24	$0.99	$1.60
Accumulation unit value at end of period	$2.32	$2.17	$1.89	$2.01	$1.90	$1.50	$1.33	$1.36	$1.24	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	2,087	2,078	2,317	2,485	2,751	3,107	3,633	4,727	5,705	8,193

90    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Small Cap Value VIP Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$3.29	$2.56	$2.79	$2.81	$2.09	$1.78	$1.88	$1.48	$1.16	$1.75
Accumulation unit value at end of period	$3.59	$3.29	$2.56	$2.79	$2.81	$2.09	$1.78	$1.88	$1.48	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	2,091	2,042	2,005	2,092	1,922	2,057	2,496	2,911	3,457	4,647

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (02/13/2002)
Accumulation unit value at beginning of period	$3.19	$2.84	$3.16	$2.82	$2.15	$1.83	$1.98	$1.60	$1.22	$1.96
Accumulation unit value at end of period	$3.50	$3.19	$2.84	$3.16	$2.82	$2.15	$1.83	$1.98	$1.60	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	1,532	1,808	2,160	2,452	2,896	3,719	4,717	6,137	7,669	10,448

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.90	$0.91	$0.97	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.93	$0.90	$0.91	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	530	392	337	85	—	—	—	—	—	—

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (02/13/2002)
Accumulation unit value at beginning of period	$2.17	$1.98	$2.01	$1.75	$1.28	$1.14	$1.10	$0.99	$0.83	$1.33
Accumulation unit value at end of period	$2.66	$2.17	$1.98	$2.01	$1.75	$1.28	$1.14	$1.10	$0.99	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	1,085	1,312	1,573	1,694	2,113	2,613	3,289	4,364	5,508	7,207

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.49	$1.47	$1.43	$1.33	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.87	$1.49	$1.47	$1.43	$1.33	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	739	955	1,178	1,420	2,006	2,437	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.07	$0.97	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.07	$0.97	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,205	3,225	3,496	2,734	2,301	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.11	$1.83	$1.97	$1.83	$1.36	$1.16	$1.20	$1.05	$0.83	$1.30
Accumulation unit value at end of period	$2.45	$2.11	$1.83	$1.97	$1.83	$1.36	$1.16	$1.20	$1.05	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	2,400	2,997	3,560	3,960	4,816	5,740	7,423	9,203	15,447	21,701

Invesco V.I. Diversified Dividend Fund, Series I Shares (04/29/2011)
Accumulation unit value at beginning of period	$1.77	$1.56	$1.55	$1.39	$1.07	$0.92	$1.00	—	—	—
Accumulation unit value at end of period	$1.90	$1.77	$1.56	$1.55	$1.39	$1.07	$0.92	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	914	995	768	900	810	429	539	—	—	—

Invesco V.I. Health Care Fund, Series II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.83	$2.10	$2.06	$1.75	$1.26	$1.06	$1.03	$1.00	$0.79	$1.13
Accumulation unit value at end of period	$2.09	$1.83	$2.10	$2.06	$1.75	$1.26	$1.06	$1.03	$1.00	$0.79
Number of accumulation units outstanding at end of period (000 omitted)	301	354	521	411	367	341	383	387	587	665

Invesco V.I. International Growth Fund, Series II Shares (11/01/2005)
Accumulation unit value at beginning of period	$1.56	$1.59	$1.65	$1.67	$1.42	$1.25	$1.36	$1.22	$0.92	$1.56
Accumulation unit value at end of period	$1.89	$1.56	$1.59	$1.65	$1.67	$1.42	$1.25	$1.36	$1.22	$0.92
Number of accumulation units outstanding at end of period (000 omitted)	733	949	1,076	1,050	959	1,079	1,233	1,536	7,083	7,389

Invesco V.I. Mid Cap Growth Fund, Series I Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.40	$1.41	$1.41	$1.32	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.70	$1.40	$1.41	$1.41	$1.32	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	189	196	147	124	123	153	—	—	—	—

Invesco V.I. Technology Fund, Series I Shares (02/13/2002)
Accumulation unit value at beginning of period	$1.44	$1.47	$1.39	$1.27	$1.03	$0.94	$1.00	$0.83	$0.53	$0.98
Accumulation unit value at end of period	$1.93	$1.44	$1.47	$1.39	$1.27	$1.03	$0.94	$1.00	$0.83	$0.53
Number of accumulation units outstanding at end of period (000 omitted)	463	432	506	505	586	728	1,003	1,578	1,450	1,188

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$1.02	$1.12	$1.20	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$0.98	$1.02	$1.12	$1.20	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	917	1,230	2,299	3,297	1,387	—	—	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.01	$1.00	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.03	$1.01	$1.00	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,672	4,198	2,494	787	243	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.17	$1.15	$1.20	$1.17	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.17	$1.15	$1.20	$1.17	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	497	398	355	137	68	—	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    91

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Janus Henderson Global Technology Portfolio: Service Shares (02/13/2002)
Accumulation unit value at beginning of period	$2.43	$2.16	$2.09	$1.93	$1.44	$1.23	$1.36	$1.11	$0.71	$1.29
Accumulation unit value at end of period	$3.47	$2.43	$2.16	$2.09	$1.93	$1.44	$1.23	$1.36	$1.11	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	67	69	85	88	93	96	122	169	178	134

Janus Henderson Overseas Portfolio: Service Shares (02/13/2002)
Accumulation unit value at beginning of period	$1.84	$2.00	$2.22	$2.55	$2.26	$2.02	$3.02	$2.45	$1.38	$2.93
Accumulation unit value at end of period	$2.38	$1.84	$2.00	$2.22	$2.55	$2.26	$2.02	$3.02	$2.45	$1.38
Number of accumulation units outstanding at end of period (000 omitted)	112	139	157	190	240	318	534	725	806	986

Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.53	$1.54	$1.49	$1.33	$1.04	$0.89	$0.95	$0.84	$0.63	$1.06
Accumulation unit value at end of period	$1.93	$1.53	$1.54	$1.49	$1.33	$1.04	$0.89	$0.95	$0.84	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	936	963	1,036	872	904	1,063	1,400	1,827	18,450	16,906

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.14	$1.12	$1.14	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.36	$1.14	$1.12	$1.14	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,080	996	839	677	397	—	—	—	—	—

MFS ® Massachusetts Investors Growth Stock Portfolio – Service Class (03/27/2015)
Accumulation unit value at beginning of period	$1.02	$0.97	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.29	$1.02	$0.97	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,136	1,326	1,466	—	—	—	—	—	—	—

MFS ® New Discovery Series – Service Class (02/13/2002)
Accumulation unit value at beginning of period	$2.11	$1.97	$2.03	$2.23	$1.59	$1.34	$1.51	$1.12	$0.70	$1.17
Accumulation unit value at end of period	$2.64	$2.11	$1.97	$2.03	$2.23	$1.59	$1.34	$1.51	$1.12	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	383	466	530	703	924	1,014	1,248	1,318	1,542	1,851

MFS ® Utilities Series – Service Class (02/13/2002)
Accumulation unit value at beginning of period	$3.57	$3.25	$3.86	$3.47	$2.92	$2.61	$2.48	$2.21	$1.69	$2.74
Accumulation unit value at end of period	$4.04	$3.57	$3.25	$3.86	$3.47	$2.92	$2.61	$2.48	$2.21	$1.69
Number of accumulation units outstanding at end of period (000 omitted)	2,062	2,066	2,380	2,670	2,644	2,679	2,928	2,748	3,343	4,698

Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.32	$1.30	$1.33	$1.19	$1.17	$0.91	$1.03	$0.85	$0.61	$1.10
Accumulation unit value at end of period	$1.44	$1.32	$1.30	$1.33	$1.19	$1.17	$0.91	$1.03	$0.85	$0.61
Number of accumulation units outstanding at end of period (000 omitted)	671	847	1,071	1,292	1,547	1,651	1,854	2,304	4,848	7,113

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.43	$1.59	$1.71	$1.70	$1.25	$1.17	$1.28	$0.98	$0.63	$1.19
Accumulation unit value at end of period	$1.96	$1.43	$1.59	$1.71	$1.70	$1.25	$1.17	$1.28	$0.98	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	745	647	865	1,012	933	1,242	1,686	1,284	1,240	1,487

Neuberger Berman AMT International Equity Portfolio (Class S) (05/01/2006)
Accumulation unit value at beginning of period	$0.99	$1.02	$1.02	$1.06	$0.91	$0.78	$0.90	$0.75	$0.56	$1.06
Accumulation unit value at end of period	$1.24	$0.99	$1.02	$1.02	$1.06	$0.91	$0.78	$0.90	$0.75	$0.56
Number of accumulation units outstanding at end of period (000 omitted)	157	182	206	208	237	220	287	320	4,088	5,048

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.92	$0.98	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.91	$0.92	$0.98	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	415	289	373	21	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.02	$2.05	$2.00	$1.98	$1.58	$1.32	$1.46	$1.28	$0.93	$1.58
Accumulation unit value at end of period	$2.72	$2.02	$2.05	$2.00	$1.98	$1.58	$1.32	$1.46	$1.28	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	2,835	2,560	3,117	2,651	2,554	2,440	2,763	2,966	3,414	4,437

Oppenheimer Global Strategic Income Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$1.55	$1.48	$1.53	$1.51	$1.54	$1.38	$1.38	$1.22	$1.04	$1.23
Accumulation unit value at end of period	$1.63	$1.55	$1.48	$1.53	$1.51	$1.54	$1.38	$1.38	$1.22	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	6,884	7,596	9,456	11,272	13,581	17,582	20,765	25,920	45,739	58,677

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.57	$2.21	$2.38	$2.16	$1.55	$1.33	$1.38	$1.14	$0.84	$1.37
Accumulation unit value at end of period	$2.89	$2.57	$2.21	$2.38	$2.16	$1.55	$1.33	$1.38	$1.14	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	2,294	2,023	1,973	1,628	1,577	1,506	1,679	2,099	2,510	3,184

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2006)
Accumulation unit value at beginning of period	$1.39	$1.24	$1.39	$1.40	$1.41	$1.25	$1.24	$1.11	$0.92	$1.11
Accumulation unit value at end of period	$1.56	$1.39	$1.24	$1.39	$1.40	$1.41	$1.25	$1.24	$1.11	$0.92
Number of accumulation units outstanding at end of period (000 omitted)	2,689	3,195	3,992	5,897	7,334	9,642	8,325	7,492	15,667	18,406

92    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$0.98	$0.95	$0.97	$0.94	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.10	$0.98	$0.95	$0.97	$0.94	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	269	262	370	339	332	233	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$0.98	$0.99	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.03	$0.99	$0.98	$0.99	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,961	1,423	928	580	264	—	—	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (02/13/2002)
Accumulation unit value at beginning of period	$2.23	$2.54	$2.39	$1.89	$1.35	$1.12	$1.15	$1.13	$0.91	$1.11
Accumulation unit value at end of period	$2.54	$2.23	$2.54	$2.39	$1.89	$1.35	$1.12	$1.15	$1.13	$0.91
Number of accumulation units outstanding at end of period (000 omitted)	451	532	506	379	412	433	508	683	936	1,192

Putnam VT International Equity Fund – Class IB Shares (02/13/2002)
Accumulation unit value at beginning of period	$1.53	$1.58	$1.60	$1.74	$1.37	$1.14	$1.39	$1.28	$1.04	$1.87
Accumulation unit value at end of period	$1.91	$1.53	$1.58	$1.60	$1.74	$1.37	$1.14	$1.39	$1.28	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	257	286	335	320	366	444	703	801	1,046	1,497

Putnam VT Sustainable Leaders Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.94	$1.82	$1.85	$1.65	$1.22	$1.06	$1.13	$1.00	—	—
Accumulation unit value at end of period	$2.48	$1.94	$1.82	$1.85	$1.65	$1.22	$1.06	$1.13	—	—
Number of accumulation units outstanding at end of period (000 omitted)	219	200	208	225	107	106	136	189	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.95	$0.93	$0.98	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.95	$0.93	$0.98	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,297	2,140	2,335	1,820	681	—	—	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.78	$0.53	$0.71	$0.77	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.86	$0.78	$0.53	$0.71	$0.77	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	923	695	526	375	184	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.54	$1.47	$1.50	$1.44	$1.20	$1.07	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.81	$1.54	$1.47	$1.50	$1.44	$1.20	$1.07	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	78,567	87,255	100,483	105,357	112,247	95,228	88,245	18,111	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.54	$1.47	$1.50	$1.44	$1.21	$1.07	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.81	$1.54	$1.47	$1.50	$1.44	$1.21	$1.07	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,691	2,829	3,506	3,789	5,048	5,386	7,382	11,130	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.17	$1.18	$1.15	$1.13	$1.06	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.27	$1.19	$1.17	$1.18	$1.15	$1.13	$1.06	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	48,720	59,311	58,818	70,948	106,272	160,513	106,320	31,375	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.17	$1.18	$1.15	$1.13	$1.06	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.27	$1.19	$1.17	$1.18	$1.15	$1.13	$1.06	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,225	4,776	6,583	8,205	11,689	18,739	19,708	20,762	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	111	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	285	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$1.02	$1.04	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.03	$1.02	$1.04	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10,687	14,633	9,712	9,371	3,637	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.07	$1.04	$1.08	$1.04	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.07	$1.04	$1.08	$1.04	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	40,095	47,465	39,217	33,530	9,694	—	—	—	—	—

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    93

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Managed Volatility Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.13	$1.10	$1.15	$1.11	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.31	$1.13	$1.10	$1.15	$1.11	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	231,063	234,714	242,820	202,464	52,708	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (04/30/2012)
Accumulation unit value at beginning of period	$1.17	$1.15	$1.19	$1.15	$1.02	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.33	$1.17	$1.15	$1.19	$1.15	$1.02	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	306,488	322,387	324,682	292,621	141,007	36,030	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.37	$1.33	$1.35	$1.30	$1.18	$1.08	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.54	$1.37	$1.33	$1.35	$1.30	$1.18	$1.08	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	732,837	776,337	817,719	863,442	970,843	983,581	803,653	267,638	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.38	$1.33	$1.36	$1.31	$1.19	$1.08	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.54	$1.38	$1.33	$1.36	$1.31	$1.19	$1.08	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	35,938	42,319	48,141	55,451	63,550	66,495	76,905	95,000	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.46	$1.40	$1.43	$1.37	$1.20	$1.08	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.67	$1.46	$1.40	$1.43	$1.37	$1.20	$1.08	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	284,009	321,871	363,007	395,159	448,743	416,636	380,432	98,233	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.46	$1.40	$1.43	$1.38	$1.20	$1.08	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.67	$1.46	$1.40	$1.43	$1.38	$1.20	$1.08	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8,352	8,425	11,325	12,393	17,092	20,325	28,510	43,525	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.28	$1.25	$1.27	$1.22	$1.15	$1.07	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.39	$1.28	$1.25	$1.27	$1.22	$1.15	$1.07	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	126,804	147,800	157,110	182,170	236,976	315,033	235,332	82,795	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.28	$1.25	$1.27	$1.23	$1.16	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.39	$1.28	$1.25	$1.27	$1.23	$1.16	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	11,178	14,197	16,266	19,251	23,130	30,768	33,844	38,588	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.94	$2.37	$2.65	$2.63	$1.97	$1.76	$1.86	$1.52	$1.12	$1.66
Accumulation unit value at end of period	$3.11	$2.94	$2.37	$2.65	$2.63	$1.97	$1.76	$1.86	$1.52	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	745	878	1,013	1,110	1,346	1,725	2,181	2,661	9,298	11,506

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.01	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.01	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,781	227	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	19,202	4,033	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.02	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	13,799	3,724	—	—	—	—	—	—	—	—

Wanger International (02/13/2002)
Accumulation unit value at beginning of period	$3.37	$3.46	$3.50	$3.70	$3.06	$2.55	$3.02	$2.45	$1.66	$3.08
Accumulation unit value at end of period	$4.43	$3.37	$3.46	$3.50	$3.70	$3.06	$2.55	$3.02	$2.45	$1.66
Number of accumulation units outstanding at end of period (000 omitted)	1,316	1,545	1,784	2,115	2,380	2,671	3,403	4,188	7,020	8,509

Wanger USA (02/13/2002)
Accumulation unit value at beginning of period	$2.98	$2.66	$2.70	$2.61	$1.98	$1.67	$1.75	$1.43	$1.02	$1.71
Accumulation unit value at end of period	$3.53	$2.98	$2.66	$2.70	$2.61	$1.98	$1.67	$1.75	$1.43	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	1,967	2,385	2,789	3,101	3,704	4,290	5,535	7,116	11,266	14,444

Wells Fargo VT Index Asset Allocation Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.17	$2.04	$2.03	$1.74	$1.48	$1.32	$1.26	$1.12	$0.98	$1.40
Accumulation unit value at end of period	$2.40	$2.17	$2.04	$2.03	$1.74	$1.48	$1.32	$1.26	$1.12	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	333	371	407	424	445	523	603	776	1,012	1,711

94    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Wells Fargo VT International Equity Fund – Class 2 (02/04/2004)
Accumulation unit value at beginning of period	$1.49	$1.46	$1.45	$1.55	$1.31	$1.17	$1.36	$1.18	$1.04	$1.80
Accumulation unit value at end of period	$1.83	$1.49	$1.46	$1.45	$1.55	$1.31	$1.17	$1.36	$1.18	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	797	819	970	969	1,078	1,221	1,411	1,780	8,152	2,508

Wells Fargo VT Opportunity Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.47	$2.23	$2.32	$2.13	$1.65	$1.45	$1.55	$1.27	$0.87	$1.47
Accumulation unit value at end of period	$2.94	$2.47	$2.23	$2.32	$2.13	$1.65	$1.45	$1.55	$1.27	$0.87
Number of accumulation units outstanding at end of period (000 omitted)	1,139	1,077	1,223	954	1,074	1,295	1,577	941	1,067	1,472

Wells Fargo VT Small Cap Growth Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.43	$2.28	$2.38	$2.46	$1.65	$1.55	$1.65	$1.31	$0.87	$1.51
Accumulation unit value at end of period	$3.02	$2.43	$2.28	$2.38	$2.46	$1.65	$1.55	$1.65	$1.31	$0.87
Number of accumulation units outstanding at end of period (000 omitted)	1,152	1,098	1,391	951	1,040	1,006	1,106	1,331	1,388	1,360

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$0.91	$0.99	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.04	$0.91	$0.99	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	493	345	383	293	47	—	—	—	—	—

RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus    95

Table of Contents of the Statement of Additional Information
Calculating Annuity Payouts	p. 3
Rating Agencies	p. 4
Principal Underwriter	p. 4
Service Providers	p. 4
Independent Registered Public Accounting Firm	p. 5
Condensed Financial Information (Unaudited)	p. 6
Financial Statements

96    RiverSource Retirement Advisor Advantage/Retirement Advisor Select Variable Annuity — Prospectus

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, Inc.
©2008-2018 RiverSource Life Insurance Company. All rights reserved.
S-6406 CD (4/18)

Prospectus
April 30, 2018
RiverSource®
Retirement Advisor Advantage Plus Variable Annuity
Retirement Advisor Select Plus Variable Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuities
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center) ameriprise.com/variableannuities RiverSource Variable Account 10/RiverSource Account MGA
This prospectus contains information that you should know before investing in the RiverSource Retirement Advisor Advantage Plus Variable Annuity (RAVA Advantage Plus), or the RiverSource Retirement Advisor Select Plus Variable Annuity (RAVA Select Plus). The information in this prospectus applies to both contracts unless stated otherwise.
New contracts are not currently being offered.
Prospectuses are also available for:
AB Variable Products Series Fund, Inc.
ALPS Variable Investment Trust
American Century Variable Portfolios, Inc.
BlackRock Variable Series, Inc.
Calvert Variable Series, Inc.
Columbia Funds Variable Insurance Trust
Columbia Funds Variable Series Trust II
Credit Suisse Trust
Deutsche Variable Series II
Eaton Vance Variable Trust
Fidelity® Variable Insurance Products – Service Class 2
Franklin® Templeton® Variable Insurance Products Trust – Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Invesco Variable Insurance Funds
Ivy Variable Insurance Portfolios
Janus Aspen Series: Service Shares
Lazard Retirement Series, Inc.
Legg Mason Partners Variable Equity Trust
MFS® Variable Insurance TrustSM
Morgan Stanley Variable Insurance Fund, Inc. (VIF)
Neuberger Berman Advisers Management Trust
Oppenheimer Variable Account Funds – Service Shares
PIMCO Variable Insurance Trust (VIT)
Putnam Variable Trust – Class IB Shares
VanEck VIP Trust
Wanger Advisors Trust
Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.
The contracts provide for purchase payment credits which we may reverse under certain circumstances. Expenses may be higher and surrender charges may be higher and longer for contracts with purchase payment credits than for contracts without such credits. The amount of the credit may be more than offset by additional charges associated with the credit. (See “Buying Your Contract — Purchase Payment Credits”).
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    1

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).
Variable annuities are complex products. The fees and charges, as well as the available features and benefits, of the variable annuity contracts described in this prospectus will be different from other variable annuities offered in the marketplace. The interest credited, guarantees provided, and credits available, as well as the funds serving as underlying investments and their corresponding expenses, may differ among the variable annuities that are available to you. RiverSource Life may offer other variable annuities or other types of annuities. The benefits, features, fees and charges of these annuities may be different from those described in this prospectus. With the aid of an appropriate financial professional, we encourage you to compare and contrast the variable annuity contracts described in this prospectus with other variable annuities available in the marketplace, including other types of annuities we may offer. This will aid in determining whether purchasing a contract is consistent with your investment objectives, risk tolerance, time horizon, marital status, tax situation, and your unique financial situation and needs. If you select an annuity that includes surrender or other liquidation charges, you should also consider any future needs you may have to access your contract value. The optional benefits and features available with the contracts usually come with additional costs. Consider any additional costs carefully when electing these optional benefits and features.

2    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    3

4    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Band 3 annuities: RAVA Advantage Plus and RAVA Select Plus contracts that are available for:
•	current or retired employees of Ameriprise Financial, Inc. or its subsidiaries and their spouses (employees),
•	current or retired Ameriprise financial advisors and their spouses (advisors), or
•	individuals investing an initial purchase payment of $1 million or more, with our approval (other individuals).
Beneficiary: The person you designate to receive benefits in case of your death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Fixed account: Part of our general account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.
Funds: Investment options under your contract. Unless an asset allocation program is in effect, you may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order”, your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.
Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.
Owner (you, your): A natural person or persons identified in the contract as owner(s) of the contract, (including a revocable trust) who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a nonnatural person or a revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    5

Purchase payment credits: An addition we make to your contract value. We base the amount of the credit on the surrender charge schedule you elect and/or total purchase payments.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•	Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•	Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•	SIMPLE IRAs under Section 408(p) of the Code
•	Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code
•	Plans under Section 401(k) of the Code
•	Custodial and investment only accounts maintained for qualified retirement plans under Section 401(a) of the Code
•	Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.
All other contracts are considered nonqualified annuities.
Rider: You receive a rider to your contract when you purchase the EEB, EEP, MAV, 5-Year MAV, ROPP, Accumulation Benefit and/or Withdrawal Benefit rider. The rider adds the terms of the optional benefit to your contract.
Rider effective date: The date a rider becomes effective as stated in the rider.
RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Settlement date: The date when annuity payouts are scheduled to begin.
Special Dollar-Cost Averaging (Special DCA) account: An account to which you may allocate new purchase payments of at least $10,000. Amounts you allocate to this account earn interest at rates that we declare periodically and will transfer into your specified subaccount allocations in six monthly transfers. The Special DCA account may not be available at all times.
Surrender value: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable account: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

6    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

The Contracts in Brief
This prospectus describes two contracts. RAVA Advantage Plus offers a choice of a seven-year or a ten-year surrender charge schedule and relatively lower expenses. RAVA Select Plus offers a three-year surrender charge schedule and relatively higher expenses. The information in this prospectus applies to both contracts unless stated otherwise.
Purpose: The purpose of each contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, fixed account, subaccounts and/or Special DCA fixed account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax).
It may not have been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.
Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code including 403(b) plans. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Some employers may permit you to deposit your contributions into other investments such as mutual funds. If such investments are available to you, before enrolling under the contract, you should consider features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits and optional riders (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.
Buying a contract: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See “Buying Your Contract”).
Free look period: The contracts in this prospectus are no longer sold. Generally, all available free look periods have now expired.
Accounts: Generally, you may allocate your purchase payments among any or all of:
•	the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see “The Variable Account and the Funds”)
•	GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (see “Guarantee Period Accounts (GPAs)”)
•	the fixed account, which earns interest at a rate that we adjust periodically. Purchase payment allocations to the fixed account may be subject to special restrictions. (see “The Fixed Account”)
•	the Special DCA account, when available. (see “The Fixed Account — The Special DCA Fixed Account”)
Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. You may not transfer existing amounts to the Special DCA fixed account. GPAs and fixed account transfers are subject to special restrictions. (see “Making the Most of Your Contract — Transferring Among Accounts”)
Surrenders: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an Internal Revenue Service (“IRS”) penalty that may apply if you surrender prior to your reaching age 59½) and may have other tax consequences; also, certain restrictions apply. (see “Surrenders”)
Benefits in case of death: If you die before annuity payouts begin, we will pay the beneficiary an amount at

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    7

least equal to the contract value, except in the case of a purchase payment credit reversal. (see “Benefits in Case of Death — Standard Death Benefit”)
Optional benefits: These contracts offer optional features that are available for additional charges if you meet certain criteria. Optional living benefits require your participation in the PN program or investment in approved investment options, which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial surrenders that can be taken under the optional benefit during a contract year. (see “Optional Benefits”)
Annuity payouts: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans that can help meet your retirement or other income needs. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (see “The Annuity Payout Period”)
Taxes: Generally, income earned on your contract value grows tax-deferred until you surrender it or begin to receive payouts. Upon surrender, income taxes generally apply, (under certain circumstances, IRS penalty taxes may apply to surrenders) unless you direct such amounts to be transferred to another investment within the same retirement plan have them directly rolled over to another eligible retirement plan such as an IRA, or qualify for Section 1035 treatment. The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (see “Taxes”)

8    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Expense Summary
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract. The first table describes the fees and expenses that you paid at the time that you bought the contract or surrender the contract. State premium taxes also may be deducted.
Contract Owner Transaction Expenses
Surrender charge for RAVA Advantage Plus
(Contingent deferred sales load as a percentage of purchase payment surrendered)
You select either a seven-year or ten-year surrender charge schedule at the time of application.*
Seven-year schedule		Ten-year schedule*
Number of completed years from date of each purchase payment**	Surrender charge percentage	Number of completed years from date of each purchase payment**	Surrender charge percentage
0	7%	0	8%
1	7	1	8
2	7	2	8
3	6	3	7
4	5	4	7
5	4	5	6
6	2	6	5
7+	0	7	4
		8	3
		9	2
		10+	0
*	The ten-year surrender charge schedule is not available for contracts issued in Oregon. In Connecticut and Utah, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama, Massachusetts, Oregon and Washington, surrender charges are waived after the tenth contract anniversary for all payments regardless of when payments are made.
**	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed fourteen days prior to the anniversary of the day each purchase payment was received.
Surrender charge for RAVA Select Plus (except Texas)
(Contingent deferred sales load as a percentage of purchase payment surrendered)
Years from contract date***	Surrender charge percentage
1	7%
2	7
3	7
Thereafter	0
Surrender charge for RAVA Select Plus in Texas
(Contingent deferred sales load)
	Surrender charge percentage (as a percentage of purchase payments surrendered) in contract year
Payments made in contract year***	1	2	3	Thereafter
1	8%	7%	6%	0%
2		8	7	0
3			8	0
Thereafter				0
***	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed one day prior to the contract anniversary.
Liquidation charges under Variable Annuity Payout Plan E — Payouts for a specified period: Under this annuity payout plan, you can choose to surrender those payments. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges – Surrender Charge” and “The Annuity Payout Period – Annuity Payout Plans.”)

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    9

Surrender charge for fixed annuity payouts, if available:
Number of Completed Years Since Annuitization	Surrender charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit surrenders in the first year after annuitization.
The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.
Annual Contract Administrative Charge
Maximum : $50*	Current : $30
(We will waive this $30 charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)
*	In certain states and for certain contracts we have waived our right to increase the contract administrative charge.
Optional Rider Fees
Optional Death Benefits
(As a percentage of contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)
ROPP rider fee	Maximum: 0.30%	Current: 0.20%
MAV rider fee	Maximum: 0.35%	Current: 0.25%
5-Year MAV rider fee	Maximum: 0.20%	Current: 0.10%
EEB rider fee	Maximum: 0.40%	Current: 0.30%
EEP rider fee	Maximum: 0.50%	Current: 0.40%
PN rider fee(1)	Maximum: 0.00%	Current: 0.00%
(1)	Effective May 10, 2010, the PN rider is not required to select funds of funds in the PN program and this fee does not apply. Prior to May 10, 2010, the PN rider fee was 0.10% and the maximum fee was 0.20%
Optional Living Benefits
Accumulation Benefit rider fee	Maximum: 2.50%	Initial: 0.60%
(Charged annually as a percentage of contract value or the minimum contract accumulation value, whichever is greater. The fee applies only if you elect the optional rider.)
Current rider fees for elective step-up or elective spousal continuation step-up are shown in the table below.
		If invested in Portfolio Navigator fund at the time of step-up:			If invested in Portfolio Stabilizer fund at the time of step-up:
Maximum annual rider fee	Initial annual rider fee and current annual rider fee for elective step-ups before 10/20/12	Current annual rider fee for elective step-ups on or after 10/20/12, but before 10/18/14	Current annual rider fee for elective step-ups on or after 10/18/14, but before 07/01/16	Current annual rider fee for elective step-ups on or after 07/01/16	Current annual rider fee for elective step-ups on or after 11/18/13, but before 10/18/14	Current annual rider fee for elective step-ups on or after 10/18/14, but before 07/01/16	Current annual rider fee for elective step-ups on or after 07/01/16
2.50%	0.60%	1.75%	1.60%	1.75%	1.30%	1.00%	1.30%

Withdrawal Benefit rider fee	Maximum: 2.50%	Initial: 0.60%(2)

10    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

(As a percentage of contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)
(2)	Effective Dec. 18, 2013 if you request an elective step-up or the elective spousal continuation step-up, or move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund you are currently invested in as shown in the table below.

Fund name	Maximum annual rider fee	Current annual rider fee as of 12/18/13
Portfolio Stabilizer funds	2.50%	0.60%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	2.50%	0.60%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	2.50%	0.60%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	2.50%	0.60%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	2.50%	0.90%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	2.50%	1.05%
Annual Variable Account Expenses
(Total annual variable account expenses as a percentage of average daily subaccount value)
Mortality and expense risk fee:	RAVA Advantage Plus	RAVA Select Plus
For nonqualified annuities	0.95%	1.20%
For qualified annuities	0.75%	1.00%
For Band 3 annuities	0.55%	0.75%
Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the contract. The minimum and maximum expenses listed below are based on expenses for the funds’ fiscal year ended Dec. 31, 2017, unless otherwise noted, without taking into account fee waivers and/or expense reimbursements that may apply. More detail concerning each underlying fund’s fees and expenses is contained in each fund’s prospectus.
Minimum and maximum total annual operating expenses for the funds(1)
(Including management, distribution (12b-1) and/or service fees and other expenses)
	Minimum(%)	Maximum(%)
Total expenses before fee waivers and/or expense reimbursements	0.41	2.76
(1)	Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    11

Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges, variable account annual expenses and fund fees and expenses.
These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.
Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of the funds available with living benefit riders* and before fee waivers and/or expense reimbursements. They assume that you select the optional MAV, EEP and Withdrawal Benefit or Accumulation Benefit(1),(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
*	Note: Certain funds are not available for contracts with living benefit riders and may have higher fund expenses than the rider fee and associated fund expenses shown here.

	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA Advantage Plus
With a ten-year surrender charge schedule (3)	$1,343	$2,466	$3,564	$5,880	$615	$1,828	$3,016	$5,880
RAVA Advantage Plus
With a seven-year surrender charge schedule	1,240	2,352	3,350	5,826	610	1,811	2,988	5,826
RAVA Select Plus	1,265	1,880	3,095	5,999	635	1,880	3,095	5,999
RAVA Select Plus – Texas	1,265	1,880	3,095	5,999	635	1,880	3,095	5,999

	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA Advantage Plus
With a ten-year surrender charge schedule (3)	$1,323	$2,409	$3,476	$5,736	$595	$1,772	$2,928	$5,736
RAVA Advantage Plus
With a seven-year surrender charge schedule	1,220	2,296	3,263	5,683	590	1,755	2,901	5,683
RAVA Select Plus	1,245	1,825	3,009	5,861	615	1,825	3,009	5,861
RAVA Select Plus – Texas	1,245	1,825	3,009	5,861	615	1,825	3,009	5,861

	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Band 3 Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA Advantage Plus – Band 3
With a ten-year surrender charge schedule (3)	$1,303	$2,352	$3,387	$5,590	$575	$1,715	$2,840	$5,590
RAVA Advantage Plus – Band 3
With a seven-year surrender charge schedule	1,200	2,240	3,176	5,538	570	1,700	2,814	5,538
RAVA Select Plus – Band 3	1,220	1,755	2,901	5,683	590	1,755	2,901	5,683
RAVA Select Plus – Texas – Band 3	1,220	1,755	2,901	5,683	590	1,755	2,901	5,683
Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements(4). They assume that you do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:

12    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA Advantage Plus
With a ten-year surrender charge schedule (3)	$925	$1,231	$1,508	$1,939	$171	$527	$ 902	$1,939
RAVA Advantage Plus
With a seven-year surrender charge schedule	823	1,120	1,295	1,923	169	522	895	1,923
RAVA Select Plus	846	600	1,027	2,198	195	600	1,027	2,198
RAVA Select Plus – Texas	846	600	1,027	2,198	195	600	1,027	2,198

	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA Advantage Plus
With a ten-year surrender charge schedule (3)	$906	$1,170	$1,400	$1,711	$150	$463	$794	$1,711
RAVA Advantage Plus
With a seven-year surrender charge schedule	803	1,059	1,188	1,697	149	459	788	1,697
RAVA Select Plus	827	538	921	1,978	175	538	921	1,978
RAVA Select Plus – Texas	827	538	921	1,978	175	538	921	1,978

	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Band 3 Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA Advantage Plus – Band 3
With a ten-year surrender charge schedule (3)	$887	$1,106	$1,291	$1,479	$129	$399	$685	$1,479
RAVA Advantage Plus – Band 3
With a seven-year surrender charge schedule	784	996	1,080	1,467	128	396	680	1,467
RAVA Select Plus – Band 3	803	459	788	1,697	149	459	788	1,697
RAVA Select Plus – Texas – Band 3	803	459	788	1,697	149	459	788	1,697
(1)	In these examples, the contract administrative charge is $50.
(2)	Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.
(3)	In Connecticut and Utah, your expenses would be slightly lower due to the modified ten-year surrender charge schedule.
(4)	In these examples, the contract administrative charge is $30.
THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    13

Condensed Financial Information
You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combination in Appendix E.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.
The Variable Account and the Funds
The variable account: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds: The contract currently offers subaccounts investing in shares of the funds listed in the table below.
Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number listed on the first page of this prospectus.
•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund name and management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of

14    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”) or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.
•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.
•	Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
•	Risks and Conflicts of Interest with Certain Funds Advised by Columbia Management. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several funds of funds, including Portfolio Navigator and Portfolio Stabilizer funds. As such, it retains full discretion over the investment activities and investment decisions of the funds. These funds invest in other registered mutual funds. In providing investment advisory services for the funds and the underlying funds in which those funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management Investment Advisers or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
•	Volatility and Volatility Management Risk with the Portfolio Stabilizer funds. Portfolio Stabilizer funds are managed volatility funds that employ a strategy designed to reduce overall volatility and downside risk. These types of funds are available under the contracts and one or more of these funds may be offered in other variable annuity and variable life insurance products offered by us. These funds may also be used in conjunction with guaranteed living benefit and death benefit riders we offer with various annuity contracts.
Conflicts may arise because the manner in which these funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit and death benefit riders. Managed volatility funds employ a strategy to reduce overall volatility and downside risk. A successful strategy may result in smaller losses to your contract value when markets are declining and market volatility is high. In turn, a successful strategy may also result in less gain in your contract value during rising markets with higher volatility when compared to funds not employing a managed volatility strategy. Accordingly, although an investment in the Portfolio Stabilizer funds may mitigate declines in your contract value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your contract value during periods of positive performance by the equity markets. There is no guarantee any of the funds’ strategies will be successful. When offered with a guaranteed living benefit, managed volatility funds may decrease the number and amount of any periodic benefit base increase opportunities. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
While Columbia Management is the investment adviser to the Portfolio Navigator and Portfolio Stabilizer funds, it provides no investment advice to you as to whether an allocation to the funds is appropriate for you. You must decide whether an investment in these funds is right for you. Additional information on the funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised fund of funds and managed volatility funds and their investment objectives are listed in the table below.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    15

•	Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including but not limited to expense payments and non-cash compensation, for various purposes:
•	Compensating, training and educating financial advisors who sell the contracts.
•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to contract owners, authorized selling firms and financial advisors.
•	Providing sub-transfer agency and shareholder servicing to contract owners.
•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.
•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•	Furnishing personal services to contract owners, including education of contract owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.

16    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or from the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.
•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.
Unless you have selected one of the optional living benefit riders, you may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the funds listed in the table below. From time to time, certain fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, changes may take some period of time to complete. As a result it is possible you may receive various forms, reports and confirmations that reflect a fund’s prior name.
Investing In	Investment Objective and Policies	Investment Adviser
AB VPS Dynamic Asset Allocation Portfolio (Class B)	Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AllianceBernstein L.P.
AB VPS Global Thematic Growth Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS Growth and Income Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS International Value Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
ALPS | Alerian Energy Infrastructure Portfolio: Class III	The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index (the "Index").	ALPS Advisors, Inc.
American Century VP International, Class II	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Mid Cap Value, Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
American Century VP Ultra®, Class II	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Value, Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
BlackRock Global Allocation V.I. Fund (Class III)	Seeks high total investment return.	BlackRock Advisors, LLC
Calvert VP SRI Balanced Portfolio - Class I	Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert Investment Management, Inc.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    17

Investing In	Investment Objective and Policies	Investment Adviser
ClearBridge Variable Small Cap Growth Portfolio - Class I	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC, adviser; ClearBridge Investments, LLC, sub-adviser. (Western Asset Management Company manages the Fund's cash and short-term investments.)
Columbia Variable Portfolio - Balanced Fund (Class 3)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Commodity Strategy Fund (Class 2)	Seeks to provide shareholders with total return.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., subadviser.
Columbia Variable Portfolio - Contrarian Core Fund (Class 2)	Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Disciplined Core Fund (Class 3)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Diversified Absolute Return Fund (Class 2)	Seeks to provide shareholders with absolute (positive) returns.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3)	Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 2)	Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Fund (Class 3)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Global Bond Fund (Class 3)	Non-diversified fund that seeks to provide shareholders with high total return through income and growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Government Money Market Fund (Class 3)	Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - High Yield Bond Fund (Class 3)	Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Income Opportunities Fund (Class 3)	Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Intermediate Bond Fund (Class 3)	Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Growth Fund (Class 3)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Index Fund (Class 3)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC

18    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2)	Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 2)	Seeks to provide shareholders with total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 3)	Seeks to provide shareholders with growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Overseas Core Fund (Class 3) (previously Columbia Variable Portfolio - Select International Equity Fund (Class 3))*	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., subadviser.(Effective on May 1, 2018, Threadneedle International Limited will no longer serve as subadviser for the Fund.)
Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3)	Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC
Credit Suisse Trust - Commodity Return Strategy Portfolio	The portfolio is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return ("BCOM Index").	Credit Suisse Asset Management, LLC
CTIVP SM - AQR Managed Futures Strategy Fund (Class 2) (previously Variable Portfolio - AQR Managed Futures Strategy Fund (Class 2))*	Seeks positive absolute returns.	Columbia Management Investment Advisers, LLC, adviser; AQR Capital Management, LLC, subadviser.
CTIVP SM - BlackRock Global Inflation-Protected Securities Fund (Class 3) (previously Variable Portfolio - BlackRock Global Inflation-Protected Securities Fund (Class 3))*	Seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    19

Investing In	Investment Objective and Policies	Investment Adviser
CTIVP SM - Lazard International Equity Advantage Fund (Class 2) (previously Variable Portfolio - Lazard International Equity Advantage Fund (Class 2))*	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Lazard Asset Management LLC., subadviser.
CTIVP SM - Loomis Sayles Growth Fund (Class 1) (previously Variable Portfolio - Loomis Sayles Growth Fund (Class 1))*	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Loomis, Sayles & Company, L.P., subadviser.
CTIVP SM - MFS® Blended Research® Core Equity Fund (Class 3) (previously Variable Portfolio - MFS® Blended Research® Core Equity Fund (Class 3))*	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.
CTIVP SM - Victory Sycamore Established Value Fund (Class 3) (previously Variable Portfolio - Victory Sycamore Established Value Fund (Class 3))*	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.
CTIVP SM - Wells Fargo Short Duration Government Fund (Class 2) (previously Variable Portfolio - Wells Fargo Short Duration Government Fund (Class 2))*	Seeks to provide shareholders with current income consistent with capital preservation.	Columbia Management Investment Advisers, LLC, adviser; Wells Capital Management Incorporated, subadviser.
Deutsche Alternative Asset Allocation VIP, Class B	Seeks capital appreciation.	Deutsche Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.
Eaton Vance VT Floating-Rate Income Fund - Initial Class	Seeks high level of current income.	Eaton Vance Management
Fidelity ® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either "growth" stocks or "value" stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Growth & Income Portfolio Service Class 2	Seeks high total return through a combination of current income and capital appreciation. Normally invests a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. Invests in domestic and foreign issuers. The Fund invests in either "growth" stocks or "value" stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

20    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Fidelity ® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either "growth" or "value" common stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Overseas Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks allocating investments across different countries and regions. Normally invests at least 80% of assets in non-U.S. securities.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Strategic Income Portfolio Service Class 2	Seeks a high level of current income and may also seek capital appreciation.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)) and other investment advisers serve as sub-advisers for the fund.
Franklin Global Real Estate VIP Fund - Class 2	Seeks high total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.	Franklin Templeton Institutional, LLC
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC
Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT U.S. Equity Insights Fund - Institutional Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Invesco V.I. American Franchise Fund, Series II Shares	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares	Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    21

Investing In	Investment Objective and Policies	Investment Adviser
Invesco V.I. Comstock Fund, Series II Shares	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.
Invesco V.I. Diversified Dividend Fund, Series I Shares	Seeks to provide reasonable current income and long-term growth of income and capital.	Invesco Advisers, Inc.
Invesco V.I. Health Care Fund, Series II Shares (previously Invesco V.I. - Global Health Care Fund, Series II Shares)	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund, Series II Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth Fund, Series II Shares	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. Technology Fund, Series I Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Ivy VIP Asset Strategy	Seeks to provide total return.	Ivy Investment Management Company
Janus Henderson Balanced Portfolio: Service Shares (previously Janus Aspen Series Balanced Portfolio: Services Shares)	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Flexible Bond Portfolio: Service Shares (previously Janus Aspen Series Flexible Bond Portfolio: Service Shares)	Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio: Service Shares (previously Janus Aspen Series Research Portfolio: Service Shares)	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management, LLC
MFS ® Massachusetts Investors Growth Stock Portfolio - Service Class	Seeks capital appreciation.	MFS ® Investment Management
MFS ® New Discovery Series - Service Class	Seeks capital appreciation.	MFS ® Investment Management
MFS ® Utilities Series - Service Class	Seeks total return.	MFS ® Investment Management
Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares	Seeks to provide current income and capital appreciation.	Morgan Stanley Investment Management Inc., adviser; Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, subadvisers.

22    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.
Neuberger Berman AMT International Equity Portfolio (Class S)	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)	Seeks capital appreciation with an emphasis on absolute (i.e., positive) returns.	Neuberger Berman Investment Advisers LLC
Oppenheimer Global Fund/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Global Strategic Income Fund/VA, Service Shares	Seeks total return.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
PIMCO VIT All Asset Portfolio, Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.	Pacific Investment Management Company LLC (PIMCO)
PIMCO VIT Total Return Portfolio, Advisor Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
Putnam VT Global Health Care Fund - Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, advisor; The Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager.
Putnam VT International Equity Fund - Class IB Shares	Seeks capital appreciation.	Putnam Investment Management, LLC, advisor; The Putnam Advisory Company, LLC, sub-adviser; and Putnam Investments Limited, sub-manager.
Putnam VT Sustainable Leaders Fund - Class IB Shares (previously Putnam VT - Multi-Cap Growth Fund - Class IB Shares)	Seeks long-term capital appreciation.	Putnam Investment Management, LLC, advisor; Putnam Investments Limited, sub-manager.
Templeton Global Bond VIP Fund - Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.
VanEck VIP Global Gold Fund (Class S Shares)	Seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.	Van Eck Associates Corporation

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    23

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Risk Fund (Class 2) (previously Columbia Variable Portfolio - - Managed Risk Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Risk U.S. Fund (Class 2) (previously Columbia Variable Portfolio - Managed Risk U.S. Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Conservative Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC

24    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - Moderate Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Partners Small Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Denver Investment Advisors LLC, Jacobs Levy Equity Management, Inc., Nuveen Asset Management, LLC and Segall Bryant & Hamill, LLC, subadvisers. (Effective on or about May 1, 2018, Denver Investments Advisors LLC will no longer serve as subadviser for this Fund.)
Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2) (previously Columbia Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2))	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Growth Fund (Class 2) (previously Columbia Variable Portfolio - U.S. Flexible Growth Fund (Class 2))	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2) (previously Columbia Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2))	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Wanger International	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC
Wanger USA	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC
Wells Fargo VT International Equity Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Opportunity Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Small Cap Growth Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    25

Investing In	Investment Objective and Policies	Investment Adviser
Western Asset Variable Global High Yield Bond Portfolio - Class II	Seeks to maximize total return.	Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisers.
*The Fund’s name change is effective on May 1, 2018.

26    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

The Guarantee Period Accounts (GPAs)
The GPAs may not be available for contracts in some states.
Currently, unless the PN program is in effect or you have selected one of the optional living benefit riders, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin.
Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA. The GPA interests under the contracts are registered with the SEC. The SEC staff reviews the disclosures in this prospectus on the GPA interests.
The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates).
These rates generally will be based on various factors related to future investment earnings. Interest rates offered may vary by state, but will not be lower than state law allows. We cannot predict nor can we guarantee what future rates will be.
We hold amounts you allocate to the GPAs in a “nonunitized” separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations in interest rates. We achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.
We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:
•	Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;
•	Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies — Standard & Poor’s, Moody’s Investors Service or Fitch — or are rated in the two highest grades by the National Association of Insurance Commissioners;
•	Debt instruments that are unrated, but which are deemed by RiverSource Life to have an investment quality within the four highest grades;
•	Other debt instruments which are unrated or rated below investment grade, limited to 15% of assets at the time of purchase; and
•	Real estate mortgages, limited to 30% of portfolio assets at the time of acquisition.
In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.
While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Minnesota and other state insurance laws.
Market Value Adjustment (MVA)
We will not apply an MVA to contract value you transfer or surrender out of the GPAs during the 30-day period ending on the last day of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value from the specified GPA to a GPA of another length, transfer the contract value from the specified GPA to any of the subaccounts or the regular fixed account, or surrender the value from the specified

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    27

GPA (all subject to applicable surrender and transfer provisions). If we do not receive any instructions by the end of your guarantee period, our current practice is to automatically transfer the contract value to the one year GPA. Any new GPA, whether it is one you choose or an automatic transfer to a one year GPA, will be subject to an MVA as described below.
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as “early surrenders.” The application of an MVA may result in either a gain or loss of principal.
The 30-day rule does not apply and no MVA will apply to:
•	amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Diagnosis; and
•	amounts deducted for fees and charges.
Amounts we pay as death claims will not be reduced by any MVA.
When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.
The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:
If your GPA rate is:	The MVA is:
Less than the new GPA rate + 0.10%	Negative
Equal to the new GPA rate + 0.10%	Zero
Greater than the new GPA rate + 0.10%	Positive
For an example, see Appendix A.

28    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

The General Account
The general account includes all assets owned by RiverSource Life, other than those in the variable account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any death or living benefits offered under the contract. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The Fixed Account
Unless the PN program is in effect or you have selected one of the optional living benefit riders, you also may allocate purchase payments and purchase payment credits or transfer contract value to the fixed account. Amounts allocated to the fixed account are part of our general account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings.
We have not registered interests in the fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. We believe these options are exempt from registration under the federal securities laws because the underlying values do not vary according to the performance of a separate account and satisfy state standard non-forfeiture laws. Accordingly, we have a reasonable basis for concluding that the fixed account provides sufficient guarantees of principal and interest through the company’s general account to qualify under Section 3(a)(8) of the Securities Act of 1933.
The fixed account has not been registered with the SEC. Disclosures regarding the fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus. (See “Making the Most of Your Contract — Transfer Policies” for restrictions on transfers involving the fixed account.)
The Special DCA Account
You also may allocate purchase payments and purchase payment credits to the Special DCA account, when available. The Special DCA account is available for promotional purposes for new purchase payments only and may not be available at all times.* We back the principal and interest guarantees relating to the Special DCA account. These guarantees are based on the continued claims-paying ability of the company. The value of the Special DCA account increases as we credit interest to the account. Purchase payments to the Special DCA account become part of our general account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment is guaranteed for the period of time money remains in the Special DCA account. The rates credited to the Special DCA account will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life’s revenues and expenses.
We have not registered interests in the Special DCA account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. We believe these options are exempt from registration under the federal securities laws because the underlying values do not vary according to the performance of a separate account and satisfy state standard non-forfeiture laws. Accordingly, we have a reasonable basis for concluding that the Special DCA account provides sufficient guarantees of principal and interest through the company’s general account to qualify under Section 3(a)(8) of the Securities Act of 1933.
The Special DCA account has not been registered with the SEC. Disclosures regarding the Special DCA account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus. (See “Making the Most of Your Contract — Special Dollar Cost Averaging Program” for more information on the Special DCA account.)
*	For contracts purchased in Oregon the Special DCA account is available at all times.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    29

Buying Your Contract
New contracts are not currently being offered.
As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract if you and the annuitant are 90 or younger.
The contract provides for allocation of purchase payments and purchase payment credits to the subaccounts of the variable account, to the GPAs, to the fixed account and/or to the Special DCA account (when available) in even 1% increments subject to the $1,000 required minimum investment for the GPAs. There may be certain restrictions on the amount you may allocate to the fixed account. (See “Purchase Payments.”)
We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Purchase Payments*
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of the contract.
Minimum allowable purchase payments**
If paying by installments under a scheduled payment plan:
$50 per month
	RAVA Advantage Plus	RAVA Select Plus
If paying by any other method: initial payment for qualified annuities	$1,000	$2,000
initial payment for nonqualified annuities	2,000	10,000
for any additional payments	50	50
*	RAVA Advantage Plus and RAVA Select Plus Band 3 annuities sold to individuals other than advisors and employees: Require a minimum $1,000,000 initial purchase payment and our approval. Contracts already approved may make payments in subsequent years up to $100,000 if your age on the effective date of the contract is age 85 or younger and $50,000 if your age on the effective date of the contract is age 86 to 90.
**	Installments must total at least $600 in the first year. If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days’ written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in Illinois and New Jersey.
Maximum allowable purchase payments*** (without our approval) based on your age on the effective date of the contract:
	RAVA Advantage Plus	RAVA Select Plus
For the first year: through age 85	$999,999	$999,999
for ages 86 to 90	100,000	100,000
For each subsequent year: through age 85	100,000	100,000
for ages 86 to 90	50,000	50,000
***	These limits apply in total to all RiverSource Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan’s or the Code’s limits on annual contributions also apply.
We will consider your contract void from the start if we do not receive your initial purchase payment within 180 days from the application signed date.
For RAVA Advantage Plus, except for TSAs, purchase payments are limited and may not be made after the third contract anniversary in Massachusetts, Alabama, Washington and Oregon.

30    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Effective Jan. 26, 2009, no additional purchase payments are allowed for contracts with the Withdrawal Benefit rider or Enhanced Withdrawal Benefit rider, subject to state restrictions.
For contracts issued in all states except those listed below, certain exceptions apply and the following additional purchase payments will be allowed on/after Jan. 26, 2009:
a.	Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.
b.	Current tax year contributions for TSAs up to the annual limit set by the IRS.
c.	Prior and current tax year contributions up to a cumulative annual maximum of $6,000(1) for any Qualified Accounts except TSAs. This maximum applies to IRAs, Roth IRAs, SIMPLE IRAs, and SEP plans.
(1)	The maximum amount is subject to change in later years and is based on the limit set by the IRS for individual IRAs (including the catch-up provision).
For contracts with the Withdrawal Benefit rider and Enhanced Withdrawal Benefit rider issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will not be limited beyond the maximum purchase payment limits shown above.
Additional purchase payment restrictions for contracts with the Accumulation Benefit rider
Additional purchase payments for contracts with the Accumulation Benefit rider are restricted during the waiting period after the first 180 days (1) immediately following the effective date and (2) following the last contract anniversary for each elective step up.
We reserve the right to change these current rules at any time, subject to state restrictions.
Purchase payment amounts and purchase payment timing may vary by state and may be limited under the terms of your contract.
Subject to state regulatory requirements, we reserve the right to not accept purchase payments allocated to the fixed account for twelve months following either:
1.	a partial surrender from the fixed account; or
2.	a lump sum transfer from the fixed account to a subaccount.
How to Make Purchase Payments
1 1 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
70200 Ameriprise Financial Center
Minneapolis, MN 55474
2 2 By scheduled payment plan
We can help you set up:
•	an automatic payroll deduction, salary reduction or other group billing arrangement; or
•	a bank authorization.
Purchase Payment Credits
For RAVA Advantage Plus: we add a credit to your contract in the amount of:
•	1% of each purchase payment received:
– if you elect the ten-year surrender charge schedule for your contract* and the initial purchase payment is under $100,000; or
– if you elect the seven-year surrender charge schedule for your contract and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.
•	2% of each purchase payment received if you elect the ten-year surrender charge schedule for your contract* and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    31

For RAVA Advantage Plus – Band 3: we add a credit to your contract in the amount of:
•	2% of each purchase payment received:
– if you elect the seven-year surrender charge schedule for your contract.
•	3% of each purchase payment received:
– if you elect the ten-year surrender charge schedule for your contract*.
Surrender charges under RAVA Advantage Plus and RAVA Advantage Plus – Band 3 may be higher and longer than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, there could be circumstances where you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. All things being equal (such as fund performance and availability), this may occur if you select the ten-year surrender charge and you make a full surrender in years five through ten. We pay for the credits under RAVA Advantage Plus and RAVA Advantage Plus – Band 3 primarily through revenue from a higher and longer surrender charge schedule and through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.
For RAVA Select Plus: we add a credit to your contract in the amount of 1% of each purchase payment received in the first contract year if your initial purchase payment to the contract is at least $250,000 but less than $1,000,000.
For RAVA Select Plus – Band 3: we add a credit to your contract in the amount of 2% of each purchase payment received in the first contract year.
Expenses under RAVA Select Plus and RAVA Select Plus – Band 3 may be higher than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. We pay for the credits under RAVA Select Plus and RAVA Select Plus – Band 3 primarily through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.
We fund all credits from our general account. We do not consider credits to be “investments” for income tax purposes. (See “Taxes.”)
We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.
We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract. (See “The Contract in Brief — Free look period.”)
We will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits to the extent a death benefit, surrender payment, or settlement under an annuity payout plan includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; (2) a request for surrender charge waiver due to Nursing Home Confinement or Terminal Illness Disability Diagnosis; or (3) your settlement of the contract under an annuity payout plan.*
We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.
*	The ten-year surrender charge under RAVA Advantage Plus and RAVA Advantage Plus – Band 3 is not available in Oregon. Contracts purchased in Oregon are only eligible for a 1% purchase payment credit if the initial purchase payment is at least $100,000. For contracts purchased in Oregon, we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits to the extent a death benefit includes purchase payment credits applied within twelve months preceding the date of death that results in a lump sum death benefit under this contract only.
Limitations on Use of Contracts
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

32    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

The Settlement Date
Annuity payouts are scheduled to begin on the settlement date. This means that the contract will be annuitized (converted to a stream of monthly payments), and the first payment will be sent on the settlement date. If your contract is annuitized, the contract goes into payout mode and only the annuity payout provisions continue. You will no longer have access to your contract value. In addition, the death benefit and any optional benefits you have elected will end.
Generally, the settlement date must be no later than the annuitant’s 95th birthday or the tenth contract anniversary. You can choose to delay the annuitization of your contract to a date beyond age 95, to the extent allowed by applicable tax laws, provided you send us written instructions at least 30 days before annuity payouts begin.
Six months prior to your settlement date, we will contact you with your options, including the option to postpone your settlement date to a future date. If you do not make an election, annuity payouts, using the contract’s default option of Annuity Payout Plan B — Life annuity with 10 years certain, will begin on the settlement date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, payments will continue until 10 years of payments have been made.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your settlement date, your contract will not be automatically annuitized (subject to state requirements). However, if you choose, you can elect to request annuititzation or take partial surrenders to meet your required minimum distributions.
Beneficiary
If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay the death benefit to your named beneficiary. If there is more than one beneficiary we will pay each beneficiary’s designated share when we receive their complete claim. A beneficiary will bear the investment risk if the variable account until we receive the beneficiary’s complete claim. If there is no named beneficiary, then the default provisions of your contract apply. (See “Benefits in Case of Death” for more about beneficiaries.)
Charges
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. Currently, we deduct $30 from your contract value on your contract anniversary at the end of each contract year. Subject to state regulatory requirements, we prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. The contract administrative charge is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. We reserve the right to increase this charge after the first contract anniversary to a maximum of $50.*
We will waive $30 of this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.
If you surrender your contract, we will deduct the full charge at the time of surrender regardless of the contract value or purchase payments made. This charge does not apply after annuity payouts begin or when we pay death benefits.
*	In certain states and for certain contracts we have waived our right to increase the contract administrative charge.
Mortality and Expense Risk Fee
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee, which is a percentage of their average daily net assets, on an annual basis as follows:
	RAVA Advantage Plus	RAVA Select Plus
For nonqualified annuities	0.95%	1.20%
For qualified annuities	0.75%	1.00%
For Band 3 annuities	0.55%	0.75%
This fee covers the mortality and expense risk that we assume. This fee does not apply to the GPAs, the fixed account or the Special DCA account.
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group,

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    33

owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge more than $20.00 per contract and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•	then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.
Surrender Charge
If you surrender all or part of your contract, you may be subject to a surrender charge. For RAVA Advantage Plus, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. You select the surrender charge period at the time of your application for the contract. For RAVA Select Plus, a surrender charge applies if you surrender all or part of your purchase payments in the first three contract years. The surrender charge percentages that apply to you are shown in your contract.
You may surrender an amount during any contract year without a surrender charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Withdrawal Benefit rider:
Contracts without Withdrawal Benefit rider
The TFA is the greater of:
•	10% of the contract value on the prior contract anniversary*; or
•	current contract earnings.
Contracts with Withdrawal Benefit rider
The TFA is the greatest of:
•	10% of the contract value on the prior contract anniversary*;
•	current contract earnings; or
•	the Remaining Benefit Payment (RBP).
*	We consider your purchase payment and any purchase payment credit applied on the first day payments are received to be the prior contract anniversary’s contract value during the first contract year.
NOTE: We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the fixed account or the Special DCA account.
Amounts surrendered in excess of the TFA may be subject to a surrender charge as described below.
Surrender charge under RAVA Advantage Plus:
For purposes of calculating any surrender charge under RAVA Advantage Plus, we treat amounts surrendered from your contract value in the following order:
1.	First, we surrender the TFA. We do not assess a surrender charge on the TFA.
2.	Next we surrender purchase payments received prior to the surrender charge period you selected and shown in your contract. We do not assess a surrender charge on these purchase payments.
3.	Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period you selected and shown in your contract. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.
We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.

34    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

The surrender charge percentage depends on the number of years since you made the payments that are surrendered, depending on the schedule you selected*:
Seven-year schedule		Ten-year schedule*
Number of completed years from date of each purchase payment**	Surrender charge percentage	Number of completed years from date of each purchase payment**	Surrender charge percentage
0	7%	0	8%
1	7	1	8
2	7	2	8
3	6	3	7
4	5	4	7
5	4	5	6
6	2	6	5
7+	0	7	4
		8	3
		9	2
		10+	0
*	The ten-year surrender charge schedule is not available for contracts issued in Oregon. In Connecticut and Utah, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama, Massachusetts, Oregon and Washington, surrender charges are waived after the tenth contract anniversary for all payments regardless of when payments are made.
**	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed fourteen days prior to the anniversary of the day each purchase payment was received.
Surrender charge under RAVA Select Plus (except Texas):
For purposes of calculating any surrender charge under RAVA Select Plus, we treat amounts surrendered from your contract value in the following order:
1.	First, we surrender the TFA. We do not assess a surrender charge on the TFA.
2.	Next, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first three contract years as follows:

Contract year***	Surrender charge percentage
1	7%
2	7
3	7
Thereafter	0
Surrender charge under RAVA Select Plus in Texas:
For purposes of calculating any surrender charge under RAVA Select Plus in Texas, we treat amounts surrendered from your contract value in the following order:
1.	First, we surrender the TFA. We do not assess a surrender charge on the TFA.
2.	Next, if necessary, we surrender purchase payments. We surrender amounts from the oldest purchase payments first. We do assess a surrender charge on these payments during the first three contract years as follows:

	Surrender charge percentage (as a percentage of purchase payments surrendered) in contract year
Payments made in contract year***	1	2	3	Thereafter
1	8%	7%	6%	0%
2		8	7	0
3			8	0
Thereafter				0
***	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed one day prior to the contract anniversary.
Partial surrenders:
For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge, plus or minus any applicable MVA.
For an example, see Appendix B.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    35

Liquidation charges under Variable Annuity Payout Plan E — Payouts for a specified period: Under this annuity payout plan, you can choose to surrender those payments. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Surrender charge under annuity payout plans allowing surrenders of the present value of remaining guaranteed payouts: If you elect an annuity payout plan and the plan we make available provides a liquidity feature permitting you to surrender any portion of the underlying value of remaining guaranteed variable payouts, a surrender charge may apply.
A surrender charge will be assessed against the present value of any remaining guaranteed payouts surrendered. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you are surrendering, the present value determined will be multiplied by the surrender charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Surrender charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit surrenders in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any surrender charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following surrender will be reduced, possibly to zero.
Waiver of surrender charges
We do not assess surrender charges for:
•	surrenders of any contract earnings;
•	surrenders of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;
•	if you elected the Withdrawal Benefit rider, your contract’s Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;
•	amounts surrendered after the tenth contract anniversary in Alabama, Massachusetts, Washington and Oregon;
•	to the extent that they exceed the greater of contract earnings or 10% of the contract value on the prior contract anniversary, required minimum distributions from a qualified annuity. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;
•	contracts settled using an annuity payout plan*, unless an Annuity Payout Plan E is later surrendered;
•	amounts we refund to you during the free look period*;
•	death benefits*;
•	surrenders you make under your contract’s “Waiver of Surrender Charges for Hospital or Nursing Home Confinement” provision*. To the extent permitted by state law, this provision applies when you are under age 76 on the date that we issue the contract. Under this provision, we will waive surrender charges that we normally assess upon full or partial surrender. You must provide proof satisfactory to us that, as of the date you request the surrender, you are or your spouse is confined to a nursing home or hospital and have been for 60 straight days and the confinement began after the contract date. (See your contract for additional conditions and restrictions on this waiver.); and
•	surrenders you make under your contract’s “Waiver of Surrender Charges for Terminal Illness Disability Diagnosis” provision.* To the extent permitted by state law, this provision applies when you are under age 76 on the date we issue the contract. Under this provision, we will waive surrender charges that we normally assess for surrenders you

36    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

make if you are diagnosed after the contract date as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of a licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed. (See your contract for additional conditions and restrictions on this waiver.)
*	However, we will reverse certain purchase payment credits. (See “Buying your contract — Purchase payment credits.”)
Other information on charges: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59½ (fee waived in case of death or disability).
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate certain charges such as the contract administrative and surrender charges. However, we expect this to occur infrequently.
Accumulation Benefit Rider Fee
We deduct an annual charge from your current value for this optional benefit only if you select it. The charge is calculated by multiplying the annual rider fee by the greater of your contract value or the minimum contract accumulation value. See table below for the applicable percentage.
We prorate this fee among the subaccounts and the fixed account (if applicable) in the same proportion as your interest in each bears to your total contract value, less any amounts invested in the Special DCA account. Such fee is only deducted from any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. The fee will only be deducted from the subaccounts in Washington. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Accumulation Benefit rider, you may not cancel it and the charge will continue to be deducted through the end of the waiting period or when annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the charge.
The Accumulation Benefit rider fee will not exceed a maximum fee of 2.50%.
We may change the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Accumulation Benefit rider fee in effect on your contract after the rider effective date unless:
(a)	you choose the annual elective step-up or elective spousal continuation step-up after we have exercised our rights to increase the rider fee; or
(b)	you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.
We exercised our right to increase the rider fee upon elective step-up or elective spousal continuation step-up and vary the fee depending on whether your contract value is invested in one of the Portfolio Navigator or Portfolio Stabilizer funds at the time of the elective step-up or spousal continuation step-up. You will pay the fee that is in effect on the valuation date we receive your written request to step-up. Currently, we waive our right to increase the fee for investment option changes. There is no assurance that we will not exercise our right in the future.
If you request an elective step-up or the elective spousal continuation step-up on or after Nov. 18, 2013, the fee that will apply to your rider will correspond to the fund in which you are invested at that time, as shown in the table below.
		If invested in Portfolio Navigator fund at the time of step-up:			If invested in Portfolio Stabilizer fund at the time of step-up:
Maximum annual rider fee	Initial annual rider fee and current annual rider fee for elective step-ups before 10/20/12	Current annual rider fee for elective step-ups on or after 10/20/12, but before 10/18/14	Current annual rider fee for elective step-ups on or after 10/18/14, but before 07/01/16	Current annual rider fee for elective step-ups on or after 07/01/16	Current annual rider fee for elective step-ups on or after 11/18/13, but before 10/18/14	Current annual rider fee for elective step-ups on or after 10/18/14, but before 07/01/16	Current annual rider fee for elective step-ups on or after 07/01/16
2.50%	0.60%	1.75%	1.60%	1.75%	1.30%	1.00%	1.30%
If your annual rider fee changes during the contract year, on the next contract anniversary we will calculate an average rider fee that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    37

Subject to the terms of your contract, we reserve the right to further increase the rider fees to the maximum limit provided by your rider and to vary the rider fees based on the fund you select.
The automatic step-up option available under your rider will not impact your rider fee.
Please see the “Optional Living Benefits — Accumulation Benefit Rider” section for a full description and rules applicable to elective and automatic step-up options under your rider.
The charge does not apply after the annuity payouts begin.
Withdrawal Benefit Rider Fee
We charge a fee for this optional feature only if you select it. The initial annual rider fee is 0.60%. The charge is calculated by multiplying the annual rider fee by your contract value on your contract anniversary. Remember, since the charge is taken on a contract anniversary all purchase payments received during the preceding calendar year will increase your charge. This is especially important to consider when you make purchase payments near your contract anniversary because the payment amount increases your contract value and will result in an increased rider anniversary charge. We prorate this fee among the subaccounts and the fixed account (if applicable) in the same proportion as your interest in each bears to your total contract value, less any amounts invested in the GPAs and in the Special DCA account. Such fee is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. The fee will only be deducted from the subaccounts in Washington. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the Withdrawal Benefit fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.
The Withdrawal Benefit rider fee will not exceed a maximum of 2.50%.
We may increase the rider fee at our discretion and on a nondiscriminatory basis. However, any change to the rider fee will only apply to existing contract owners if:
(a)	you choose the annual elective step-up or elective spousal continuation step-up after we have exercised our rights to increase the rider fee;
(b)	you change your PN program investment option after we have exercised our rights to increase the rider fee and/or vary the rider fee for each PN program investment option.
Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested. Beginning Dec. 18, 2013, if you:
•	request an elective step-up or the elective spousal continuation step-up, or
•	move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.
If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.
Fund name	Maximum annual rider fee	Initial annual rider fee	Current annual rider fee as of 12/18/13
Portfolio Stabilizer funds	2.50%	0.60%	0.60%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	2.50%	0.60%	0.60%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	2.50%	0.60%	0.60%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	2.50%	0.60%	0.60%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	2.50%	0.60%	0.90%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	2.50%	0.60%	1.05%
On your next contract anniversary, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:
1.	Remain invested in your current Portfolio Navigator fund and elect to step-up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.

38    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

2.	Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.
3.	Do not elect a step-up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.
For the enhanced rider, if during the 30 days following your contract anniversary, your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step-up and lock in any contract gains, as well as reactivate automatic step-ups, when contract value is transferred:
1.	to a Portfolio Stabilizer fund;
2.	to a less aggressive Portfolio Navigator fund that is not subject to a fee increase, if applicable; or
3.	to a more aggressive Portfolio Navigator fund.
For original riders, you must always elect to step-up your rider values. The step-up and lock in of any contract gains will occur as of the date of the transfer or withdrawal described above.
Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.
We will notify you in writing about your opportunity to elect to step-up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. For original riders or enhanced rider subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step-up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step-up and accept the fee increase. For enhanced riders and original riders with contracts purchased on or after 4/29/2005 and if approved in your state, the step-up and new fee will be effective on the date we receive your request for the step-up (Step-up date). For original riders with contracts purchased before 4/29/2005, the step-up will be effective as of your contract anniversary and the fee for your rider will be the fee that was in effect for your current fund on the anniversary. For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step-up or to transfer funds to lock in any available contract gains, the following will apply:
1.	the duration of your window is determined on a calendar day basis;
2.	under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and
3.	if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.
Under the enhanced rider, each year, we will continue to provide you written notice of your options with respect to elective step-ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step-ups under the rider.
Before you elect a step-up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.
If you choose the elective step-up, the elective spousal continuation step-up, or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the effective date of your step-up or investment option change. On the next contract anniversary, we will calculate an average fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after the annuitization start date.
For an example of how your fee will vary upon elective step-up or spousal continuation step-up, please see Appendix D.
ROPP Rider Fee
We charge a fee for this optional feature only if you select it.(1) If selected, we deduct an annual charge of 0.20% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such charge is only deducted from GPAs and any

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    39

Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the charge among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.30%.
If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.
(1)	Available if you are 76 or older at the rider effective date. ROPP is included in the standard death benefit if you are age 75 or younger on the contract effective date at no additional cost.
MAV Rider Fee
We charge a fee for this optional feature only if you select it.(2) If selected, we deduct an annual charge of 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such charge is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the charge among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.35%.
If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.
(2)	Available if you are 75 or younger at the rider effective date. Not available with 5-Year MAV.
5-Year MAV Rider Fee
We charge a fee for this optional feature only if you select it.(3) If selected, we deduct an annual charge of 0.10% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such charge is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.20%.
If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.
(3)	Available if you are 75 or younger at the rider effective date. Not available with MAV.
EEB Rider Fee
We charge a fee for this optional feature only if you select it.(4) If selected, we deduct an annual charge of 0.30% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such charge is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the charge among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.40%.
If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.
(4)	Available if you are 75 or younger at the rider effective date. Not available with EEP. May not be available in all states.
EEP Rider Fee
We charge a fee for this optional feature only if you select it.(5) If selected, we deduct an annual charge of 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA account. Such charge is only deducted from GPAs and any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. In this case, we prorate the charge among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.50%.
If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.
(5)	Available if you are 75 or younger at the rider effective date. Not available with EEB. May not be available in all states. EEP is only available on contracts purchased through a direct transfer or exchange of another annuity or a life insurance policy.

40    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Rider Combination Discount
A fee discount of 0.05% applies if you purchase 5-Year MAV with either EEB or EEP. A fee discount of 0.10% applies if you purchase MAV with either EEB or EEP.
PN Rider Fee
Before May 10, 2010, we deducted an annual charge of 0.10% of your contract value less any excluded accounts on your contract anniversary at the end of each contract year. This fee is no longer applicable beginning May 10, 2010.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full surrender from your contract.
Valuing Your Investment
We value your accounts as follows:
GPA
We value the amounts you allocate to the GPA directly in dollars. The GPA value equals:
•	the sum of your purchase payments and purchase payment credits allocated to the GPA;
•	plus any amounts transferred to the GPA from the fixed account or subaccounts;
•	plus interest credited;
•	minus any amounts transferred from the GPA to the fixed account or any subaccount;
•	minus any amounts deducted for charges or surrenders; and/or
•	minus any remaining portion of fees where the values of the fixed account and the subaccounts are insufficient to cover those fees.
The Fixed Account
We value the amounts you allocate to the fixed account directly in dollars. The fixed account value equals:
•	the sum of your purchase payments and purchase payment credits and transfer amounts allocated to the fixed account;
•	plus interest credited;
•	minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out (including any positive or negative MVA on amounts transferred from the GPAs);
•	minus any prorated portion of the contract administrative charge;
•	minus any prorated portion of the ROPP rider fee (if selected);
•	minus any prorated portion of the MAV rider fee (if selected);
•	minus any prorated portion of the 5-Year MAV rider fee (if selected);
•	minus any prorated portion of the EEB rider fee (if selected);
•	minus any prorated portion of the EEP rider fee (if selected);
•	minus any prorated portion of the Accumulation Benefit rider fee (if selected)*; and
•	minus any prorated portion of the Withdrawal Benefit rider fee (if selected)*.
*	The fee can only be deducted from the subaccounts in Washington.
The Special DCA Account
We value the amounts you allocate to the Special DCA account directly in dollars. The Special DCA account value equals:
•	the sum of your purchase payments and purchase payment credits allocated to the Special DCA account;
•	plus interest credited;

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    41

•	minus the sum of amounts surrendered (including any applicable surrender charges);
•	minus amounts transferred out; and
•	minus any remaining portion of fees where the values of the fixed account and the subaccounts are insufficient to cover those fees.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or charge for any optional riders with annual charges (if applicable).
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:
Number of units: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.
Accumulation unit value: the current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share; and
•	subtracting the percentage factor representing the mortality and expense risk fee from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•	additional purchase payments you allocate to the subaccounts;
•	any purchase payment credits allocated to the subaccounts;
•	transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);
•	partial surrenders;
•	surrender charges;
and a deduction of:
•	a prorated portion of the contract administrative charge;
•	a prorated portion of the ROPP rider charge (if selected);
•	a prorated portion of the MAV rider charge (if selected);
•	a prorated portion of the 5-Year MAV rider charge (if selected);
•	a prorated portion of the EEB rider charge (if selected);
•	a prorated portion of the EEP rider charge (if selected);
•	a prorated portion of the Accumulation Benefit rider charge (if selected); and/or
•	a prorated portion of the Withdrawal Benefit rider charge (if selected).
Accumulation unit values will fluctuate due to:
•	changes in fund net asset value;
•	fund dividends distributed to the subaccounts;
•	fund capital gains or losses;
•	fund operating expenses; and/or
•	mortality and expense risk fees.

42    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). Automated transfers from the fixed account to the subaccounts under automated dollar-cost averaging may not exceed an amount that, if continued, would deplete the fixed account within 12 months. For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. You may not set up an automated transfer to or from the GPAs. You may not set up an automated transfer to the fixed account or the Special DCA account. You may not set up an automated transfer if the Withdrawal Benefit, Accumulation Benefit or PN program is in effect. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$ 100	$ 20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your financial advisor.
Special Dollar-Cost Averaging (Special DCA) Program
If your purchase payment is at least $10,000, you can choose to participate in the Special DCA program (if available). There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month Special DCA account according to the following rules:
•	You may only allocate a new purchase payment of at least $10,000 to a Special DCA account.
•	You cannot transfer existing contract values into a Special DCA account.
•	Each Special DCA arrangement consists of six monthly transfers that begin seven days after we receive your purchase payment.
•	We make monthly transfers of your Special DCA account value into the subaccounts you select.
•	You may not use the fixed account, GPA account, or the Special DCA account as a destination for the Special DCA monthly transfer. (Exception: if the PN program is in effect and the PN program model portfolio you have selected, if applicable, includes the fixed account, amounts will be transferred from the Special DCA account to the fixed account according to the allocation percentage established for the PN program model portfolio you have selected.)
•	We will change the interest rate on each Special DCA account from time to time at our discretion based on factors that include the competition and the interest rate we are crediting to the fixed account at the time of the change. From time to time, we may credit interest to the Special DCA account at promotional rates that are higher than those we credit to the regular fixed account.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    43

•	We credit each Special DCA account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the length of the Special DCA arrangement on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate.
•	We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.
•	Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account (if available on the valuation date we receive your payment) and allocate new purchase payments to it.
•	Funding from multiple sources is treated as individual purchase payments and a new Special DCA account is opened for each payment (if the Special DCA accounts are available on the valuation date we receive your payment).
•	You may terminate your participation in the Special DCA program at any time. If you do, we will transfer the remaining balance from your Special DCA account to the fixed account. Interest will be credited according to the rates in effect on the fixed account and not the rate that was in effect on the Special DCA account. (Exception: if the PN program is in effect when you elect to end your participation in the Special DCA program, we will transfer the remaining balance to the PN program investment option you have selected).
•	We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your financial advisor.
The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
Asset Rebalancing
You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in tenth of a percent amounts) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semi-annually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be more than one digit past the decimal numbers. Asset rebalancing does not apply to the GPAs, fixed account or the Special DCA account. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.
Different rules apply to asset rebalancing under an asset allocation program (see “Asset Allocation Program” and “Portfolio Navigator Program and Portfolio Stabilizer Funds” below).
Asset Allocation Program
(For contracts purchased prior to Nov. 1, 2005)
For contracts purchased before Nov. 1, 2005, we offered an asset allocation program. You could elect to participate in the asset allocation program and there was no additional charge. If you purchased an optional Withdrawal Benefit rider, you were required to participate in the asset allocation program under the terms of the rider. The asset allocation program described in this section has been replaced with the PN program for all contracts. The following describes the program that existed prior to Nov. 1, 2005.
This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include the fixed account and certain GPAs, (if available under the asset allocation program) which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.
Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. You are responsible for determining which model portfolio is best for you. Your sales representative can help you make this determination. In addition, your financial advisor may provide you with a questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

44    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts, the fixed account and/or any GPAs that make up that model portfolio. By participating in the program, you authorize us to invest your contract value in the subaccounts, the fixed account and/or any GPAs (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly in order to maintain alignment with the allocation percentages specified in the model portfolio.
Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:
•	no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA will apply if you elect to transfer to a new model portfolio);
•	no MVA will apply if you reallocate your contract value according to an updated model portfolio; and
•	no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see “Guarantee Period Accounts — Market Value Adjustment”).
If you initially allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA account, when available, (see “The Special DCA Account”) and you are participating in the asset allocation program, we will make monthly transfers from the Special DCA account into the model portfolio you have chosen.
You may not discontinue your participation in the asset allocation program; however, you have the right at all times to make a full surrender of your contract value (see “Surrenders”).
Because the Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full surrender if you no longer wish to participate in any of the model portfolios. Surrender charges and tax penalties may apply. Therefore, you should not select the Withdrawal Benefit rider if you do not intend to continue participating in one of the model portfolios for the life of the contract.
Under the asset allocation program, the subaccounts, the fixed account and/or any GPAs (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, the fixed account and/or any GPAs (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.
If permitted under applicable securities law, we reserve the right to:
•	reallocate your current model portfolio to an updated version of your current model portfolio; or
•	substitute a fund of funds for your current model portfolio.
We also reserve the right to discontinue the asset allocation program. We will give you 30 days’ written notice of any such change.
Portfolio Navigator Program (PN Program) and Portfolio Stabilizer Funds
PN Program. You are required to participate in the PN program if your contract includes optional living benefit riders. Under the PN program your contract value is allocated to a PN program investment option. The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds’ investment objective (“Portfolio Navigator funds”).
The PN program is available for both nonqualified and qualified annuities. The PN program also allows those who participated in a previous version of the PN program and who previously opted out of the transfer of their contract value to Portfolio Navigator funds to remain invested in accordance with a “static” PN program model portfolio investment option that is not subject to updating or reallocation. For more information on the static model portfolios, see “The static model portfolios” below.
The Portfolio Navigator funds. We offer the following Portfolio Navigator funds:
1.	Variable Portfolio – Aggressive Portfolio
2.	Variable Portfolio – Moderately Aggressive Portfolio
3.	Variable Portfolio – Moderate Portfolio
4.	Variable Portfolio – Moderately Conservative Portfolio
5.	Variable Portfolio – Conservative Portfolio
Each Portfolio Navigator fund is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk, which it seeks to achieve by investing in various underlying funds. For additional information about the Portfolio Navigator funds’ investment strategies, see the Funds’ prospectus.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    45

If your contract does not include one of the living benefit riders, you may not participate in the PN program, but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds.
Beginning November 18, 2013, if you have selected one of the optional living benefit riders, as an alternative to the Portfolio Navigator funds in the PN program, we have made available to you additional new funds, known as Portfolio Stabilizer funds.
The Portfolio Stabilizer funds. The following Portfolio Stabilizer funds currently available are:
1. Variable Portfolio – Managed Risk Fund (Class 2)(1)
2. Variable Portfolio – Managed Risk U.S. Fund (Class 2) (1)
3. Variable Portfolio – Managed Volatility Growth Fund (Class 2)
4. Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
5. Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
6. Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
7. Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (1)
8. Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)(1)
9. Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)(1)
 (1) Available on or after Sept. 18, 2017.
Each Portfolio Stabilizer fund has an investment objective of pursuing total return while seeking to manage the Fund’s exposure to equity market volatility. For additional information about the Portfolio Stabilizer funds’ investment strategies, see the Funds’ prospectuses.
You may choose to remain invested in your current Portfolio Navigator fund, move to a different Portfolio Navigator fund, or move to a Portfolio Stabilizer fund. Your decision should be made based on your own individual investment objectives and financial situation, and in consultation with your financial adviser.
Please note that if you are currently invested in a Portfolio Navigator fund as part of the PN program and choose to reallocate your contract value to a Portfolio Stabilizer fund, you will no longer have access to any of the Portfolio Navigator funds, but you may change to any one of the other Portfolio Stabilizer funds, subject to the transfer limits applicable to your rider.
If your contract does not include living benefit riders, you may not participate in the PN program, but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds. Beginning May 1, 2015, you may also choose to allocate your contract value to one or more of the Portfolio Stabilizer funds.
You should review any PN program, Portfolio Navigator and Portfolio Stabilizer funds information, including Funds’ prospectuses, carefully. Your financial advisor can provide you with additional information and can answer questions you may have on the PN program, Portfolio Navigator and Portfolio Stabilizer funds.
PN Program static model portfolios. If you have chosen to remain invested in a “static” PN program model portfolio, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds and/or any GPAs (if included) in accordance with the allocation percentages stated for the model portfolio. By participating in the PN program through a model portfolio, you have instructed us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.
Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:
•	no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a fund of funds);
•	no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See “Guarantee Period Accounts — Market Value Adjustment.”)
If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, liquidation, merger or other factors. Your financial advisor can help you determine whether your continued investment in a static model portfolio is appropriate for you.
Investing in the Portfolio Stabilizer funds, the Portfolio Navigator funds and PN program static model portfolios (the Funds). You are responsible for determining which investment option is best for you. Currently, the PN program includes five Portfolio Navigator funds (and under the previous PN program, five static model portfolios investment options), with

46    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

risk profiles ranging from conservative to aggressive in relation to one another. There are nine Portfolio Stabilizer funds currently available. If your contract includes a living benefit rider you may only invest in one Portfolio Navigator fund at a time. If your contract includes a living benefit rider and you invest in Portfolio Stabilizer fund, effective Sept. 18, 2017, you may invest in more than one Portfolio Stabilizer fund at a time. Your financial advisor can help you determine which investment option most closely matches your investing style, based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. There is no guarantee that the investment option you select is appropriate for you based on your investment objectives and/or risk profile. We and Columbia Management are not responsible for your decision to select a certain investment option or your decision to transfer to a different investment option.
If you initially allocate qualifying purchase payments to the Special DCA fixed account, when available (see “The Special DCA Fixed Account”), and you are invested in one of the Portfolio Stabilizer or Portfolio Navigator funds, we will make monthly transfers in accordance with your instructions from the Special DCA fixed account, into the investment option or model portfolio you have chosen.
Before you decide to transfer contract value to one of the Portfolio Stabilizer funds, you and your financial advisor should carefully consider the following:
•	Whether the Portfolio Stabilizer fund meets your personal investment objectives and/or risk tolerance.
•	Whether you would like to continue to invest in a Portfolio Navigator fund. If you decide to transfer your contract value to a Portfolio Stabilizer fund, you permanently lose your ability to invest in any of the Portfolio Navigator funds if you have a living benefit rider. If you decide to no longer invest your contract value in the Portfolio Stabilizer funds, your only option will be to terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply.
•	Whether the total expenses associated with an investment in a Portfolio Stabilizer fund is appropriate for you. For total expenses associated with the rider, you should consider not only the variation of the rider fee, but also the variation in fees among the various funds. You should also consider your overall investment objective, as well as how total fees and your selected fund’s investment objective may impact the amount of any step up opportunities in the future.
If your contract includes a living benefit rider, you may request a change to your Fund selection up to four times per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. However, an initial transfer from a Portfolio Navigator fund to a Portfolio Stabilizer fund will not count toward the limit of four transfers per year. If you decide to annuitize your contract, your rider will terminate and you will no longer have access to the Portfolio Stabilizer funds.
Substitution and modification. We reserve the right to add, remove or substitute Funds. We also reserve the right, upon notification to you, to close or restrict any Fund. Any change will apply to current allocations and/or to future payments and transfers. If your living benefit rider is terminated, you may remain invested in the Portfolio Stabilizer funds, but you will not be allowed to allocate future purchase payments or make transfers to these funds. Any substitution of Funds may be subject to SEC or state insurance departments approval.
We reserve the right to change the terms and conditions of the PN program or to change the availability of the investment options upon written notice to you. This includes but is not limited to the right to:
•	limit your choice of investment options based on the amount of your initial purchase payment;
•	cancel required participation in the program after 30 days written notice;
•	substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and
•	discontinue the PN program after 30 days written notice.
Risks associated with the Funds. An investment in a Fund involves risk. Principal risks associated with an investment in a Fund may be found in the relevant Fund’s prospectus. There is no assurance that the Funds will achieve their respective investment objectives. In addition, there is no guarantee that the Fund’s strategy will have its intended effect or that it will work as effectively as is intended.
Investing in the Funds does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the Fund, you might benefit (or benefit more) from selecting alternative investment options.
For more information and a list of the risks associated with investing in the Funds, including volatility and volatility management risk associated with Portfolio Stabilizer funds, please consult the applicable Funds’ prospectuses and “The Variable Account and the Funds – Risks and Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    47

Conflicts of interest. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions.
For additional information regarding the conflicts of interest to which Columbia Management may be subject, see the Funds’ prospectuses and “The Variable Account and the Funds – Risks and Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Living benefit riders requiring participation in the PN program or investing in the Portfolio Stabilizer funds:
•	Accumulation Benefit rider: You cannot terminate the Accumulation Benefit rider. As long as the Accumulation Benefit rider is in effect, your contract value must be invested in one of the PN program investment options or in the Portfolio Stabilizer funds. The Accumulation Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply.
•	Withdrawal Benefit rider: The Withdrawal Benefit rider requires that your contract value be invested in one of the PN program investment options or in the Portfolio Stabilizer funds for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Surrender charges and tax penalties may apply.
Transferring Among Accounts
The transfer rights discussed in this section do not apply if you have selected one of the optional living benefit riders.
You may transfer contract value from any one subaccount, GPAs or the fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the fixed account.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•	If we receive your transfer request at our Service Center in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•	If we receive your transfer request at our Service Center in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•	If we receive your transfer request at our Service Center in good order before the close of the NYSE, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•	If we receive your transfer request at our Service Center in good order at or after the close of the NYSE, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.
Subject to state regulatory requirements, we may suspend or modify transfer privileges at any time.
For information on transfers after annuity payouts begin, see “Transfer policies” below.
Transfer policies
•	Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and fixed account at any time. The amount transferred to any GPA must be at least $1,000. However, if you made a transfer from the fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the fixed account until the next contract anniversary. We reserve the right to limit transfers to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract.
•	You may transfer contract values from the fixed account to the subaccounts or the GPAs once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the fixed account are not subject to an MVA.

48    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Currently, transfers out of the fixed account are limited to the greater of: a) 30% of the fixed account value at the beginning of the contract year, or b) the amount transferred out of the fixed account in the previous contract year, excluding any automated transfer amounts. Because of this limitation, it may take you several years to transfer all your contract value from the fixed account. You should carefully consider whether the fixed account meets your investment criteria before you invest. If an automated dollar-cost averaging arrangement is established at contract issue, the 30% limitation does not apply to transfers made from the fixed account to the subaccounts for the duration of this initial arrangement.
•	You may transfer contract values from any GPA to the subaccounts, fixed account or other GPA any time after 60 days of transfer or payment allocation into such GPA. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “The Guarantee Period Accounts (GPAs) — Market Value Adjustment (MVA)”).
•	If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.
•	If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts or GPAs will be effective on the valuation date we receive it.
•	We will not accept requests for transfers from the fixed account at any other time.
•	You may not make a transfer to the Special DCA account.
•	Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise. When annuity payments begin, you must transfer all contract value out of any GPAs and Special DCAs.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying fund in which a subaccount invests;
•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and
•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    49

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;
•	not accepting telephone or electronic transfer requests;
•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include but not be limited to providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable accounts are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

50    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

How to Request a Transfer or Surrender
1 1 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or surrenders:	$250 or entire account balance

Maximum amount
Transfers or surrenders:	Contract value or entire account balance
*	Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 2 By automated transfers and automated partial surrenders
Your financial advisor can help you set up automated transfers or partial surrenders among your subaccounts or fixed account (if available).
You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.
•	Automated transfers to the GPAs, the fixed account or the Special DCA account are not allowed.
•	Automated transfers from the fixed account to the subaccounts under an automated dollar-cost averaging arrangement may not exceed an amount that, if continued, would deplete the fixed account within 12 months.
•	Automated surrenders may be restricted by applicable law under some contracts.
•	You may not make additional systematic payments if automated partial surrenders are in effect.
•	Automated partial surrenders may result in income taxes and penalties on all or part of the amount surrendered.
•	The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.
•	If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.
•	If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a Special DCA account.
•	If you have Withdrawal Benefit rider, you may set up automated partial surrenders up to the benefit amount available for withdrawal under the rider.

Minimum amount
Transfers or surrenders:	$50

Maximum amount
Transfers or surrenders:	None (except for automated transfers from the fixed account)

3 3 By telephone
Call:
1-800-862-7919
Minimum amount
Transfers or surrenders:	$250 or entire account balance

Maximum amount
Transfers:	Contract value or entire account balance
Surrenders:	$100,000

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    51

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.
Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.
Surrenders
You may surrender all or part of your contract at any time before the settlement date by sending us a written request or calling us.
The date your surrender request will be processed depends on when and how we receive it:
For surrender requests received in writing:
•	If we receive your surrender request at our Service Center in good order before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our Service Center in good order at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
For surrender requests received by phone:
•	If we receive your surrender request at our Service Center in good order before the close of the NYSE, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our Service Center in good order at or after the close of the NYSE, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
You may have to pay a contract administrative charge, surrender charges, or any applicable optional rider charges (see “Charges”). Federal income taxes and penalties as well as state and local income taxes may apply (see “Taxes”). You cannot take surrenders after annuity payouts begin except under Plan E (see “The Annuity Payout Period – Annuity Payout Plans”).
Any partial surrender you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. If you have elected the Withdrawal Benefit rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the Withdrawal Benefit rider, your benefits under the rider may be reduced (see “Optional Benefits — Guaranteed Minimum Withdrawal Benefit”). Any partial surrender request that exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes – Qualified Annuities – Required Minimum Distributions”).
Surrender Policies
If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the fixed account, in the same proportion as your value in each account correlates to your total contract value, less any GPA or Special DCA account, unless you request otherwise. We will not withdraw money for a partial surrender from any GPAs or Special DCA account you may have, unless insufficient amounts are available from your subaccounts and/or fixed account . However, you may request specifically surrender from a GPA or Special DCA account. The minimum contract value after partial surrender is $600.
Receiving Payment
1 1 By regular or express mail
•	payable to you;
•	mailed to address of record.

52    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

NOTE: We will charge you a fee if you request express mail delivery.
2 2 By wire or other form of electronic payment
•	request that payment be wired to your bank;
•	pre-authorization required.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your financial advisor.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
– the NYSE is closed, except for normal holiday and weekend closings;
– trading on the NYSE is restricted, according to SEC rules;
– an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
– the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
A Special Note on Cybersecurity Risks
Cybersecurity and Systems Integrity
Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
TSA — Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    53

The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–	you are at least age 59½;
–	you are disabled as defined in the Code;
–	you severed employment with the employer who purchased the contract;
–	the distribution is because of your death;
–	the distribution is due to plan termination; or
–	you are a qualifying military reservist.
•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
•	If the contract has a loan provision, the right to receive a loan is described in detail in your contract. Loans will not be available if you have selected the Withdrawal Benefit or Accumulation Benefit rider.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. If you are a natural person and you own a nonqualified annuity, you may change the annuitant or successor annuitant if the request is made before annuity payments begin and while the existing annuitant is living. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the ROPP, MAV, 5-Year MAV, EEB, EEP, Accumulation Benefit or Withdrawal Benefit. If you change ownership of your contract, we will terminate the ROPP and EEP. This includes both the EEP Part I benefits and the EEP Part II benefits. (See the description of these terms in “Optional Benefits”.) In addition, the terms of the EEB, MAV and the 5-Year MAV will change due to a change of ownership. If the new owner is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively “start over.” We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the “issue age” to determine the benefit levels. The account value on the date of the ownership change will be treated as a “purchase payment” in determining future values of “earnings at death” under the EEB. If the new owner is older than age 75, the MAV and 5-Year MAV will terminate. If the MAV or the 5-Year MAV on the date of ownership change is greater than the account value on the date of the ownership change, we will set the MAV or the 5-Year MAV equal to the account value. Otherwise, the MAV or the 5-Year MAV value will not change due to a change in ownership. The Accumulation Benefit rider and the Withdrawal Benefit rider will continue upon change of ownership. Please see the descriptions of these riders in “Optional Benefits.”
The rider charges described in “Charges” will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in similar capacity, ownership of the contract may be transferred to the annuitant.
Benefits in Case of Death — Standard Death Benefit
We will pay the death benefit to your beneficiary upon your death if you die before the settlement date while this contract is in force. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner.

54    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

If you are age 75 or younger on the date we issue the contract, the beneficiary receives the greater of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or
•	purchase payments minus adjusted partial surrenders.
If you are age 76 or older on the date we issue the contract, the beneficiary receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.
Adjusted partial surrenders	=	PS × DB
CV

PS	=	the partial surrender including any applicable surrender charge.
DB	=	the death benefit on the date of (but prior to) the partial surrender.
CV	=	the contract value on the date of (but prior to) the partial surrender.
Example of standard death benefit calculation when you are age 75 or younger on the contract effective date:
•	You purchase the contract with a payment of $20,000.
•	During the second contract year the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

We calculate the death benefit as follows:
The total purchase payments minus adjustments for partial surrenders:
Total purchase payments	$20,000
minus adjusted partial surrenders, calculated as:
$1,500 × $20,000 =	–1,667
$18,000
for a death benefit of:	$ 18,333
If You Die Before Your Settlement Date
When paying the beneficiary, we will process the death claim on the valuation date that our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. The death benefit will never be less than the surrender value adjusted by the MVA formula. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.
Nonqualified annuities
If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. If your spouse elects to continue the contract as owner, the following describes the standard death benefit:
•	If your spouse was age 75 or younger as of the date we issued the contract, the beneficiary of your spouse’s contract receives the greater of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or
•	purchase payments minus adjusted partial surrenders.
If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse’s contract receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.
If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders.
We will not waive surrender charges on contracts continued under the spousal continuation provision.
If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•	the beneficiary elects in writing, and payouts begin, no later than one year after your death, or other date as permitted by the IRS; and
•	the payout period does not extend beyond the beneficiary’s life or life expectancy.
Qualified annuities
•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he/she is eligible to do so, with the contract

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    55

value equal to the death benefit that would otherwise have been paid or elect an annuity payout plan or another plan agreed to by us. If your spouse elects to treat the contract as his/her own, the following describes the standard death benefit:
•	If your spouse was 75 or younger as of the date we issued the contract, the beneficiary of your spouse’s contract receives the greater of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or
•	purchase payments minus adjusted partial surrenders.
If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse’s contract receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.
If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70½. If you attained age 70½ at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If your spouse is the sole beneficiary and elects to treat the contract as his/her own as an inherited IRA, the guaranteed minimum withdrawal benefit rider will terminate.
We will not waive surrender charges on contracts continued under the spousal continuation provision.
•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70½, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70½, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:
•	the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•	the payout period does not extend beyond the beneficiary’s life or life expectancy.
Additionally, any optional riders, if selected, will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.
•	Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.
Death benefit payment in a lump sum: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into another Ameriprise Financial, Inc. account).
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner/annuitant or the unclaimed death benefits will be presumed abandoned and subject to escheatment.

56    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
Optional Death Benefits
Return of Purchase Payments Death Benefit (ROPP)
The ROPP is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see “Charges”). If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or
•	purchase payments minus adjusted partial surrenders.

Adjusted partial surrenders for the ROPP death benefit	=	PS × DB
CV

PS	=	the partial surrender including any applicable surrender charge.
DB	=	the death benefit on the date of (but prior to) the partial surrender.
CV	=	the contract value on the date of (but prior to) the partial surrender.
The death benefit will never be less than the surrender value adjusted by the MVA formula.
If you are age 76 or older at contract issue, you may choose to add the ROPP to your contract. Generally, you must elect the ROPP at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the ROPP may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the ROPP for new contracts.
When annuity payouts begin, or if you terminate the contract for any reason other than death, this rider will terminate.
Terminating the ROPP
•	You may terminate the ROPP rider within 30 days of the first contract anniversary after the rider effective date.
•	You may terminate the ROPP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.
•	The ROPP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.
If you terminate the ROPP, the standard death benefit applies.
For an example, see Appendix C.
If your spouse is the sole beneficiary, he or she may keep the contract as owner with the contract value equal to the death benefit that would otherwise been paid under the ROPP. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse was age 76 or older as of the date we issued the contract, he or she may choose to continue the ROPP. In that case, the ROPP rider charges described in “Charges — ROPP Rider Fee” will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary. Your spouse also has the option of discontinuing the ROPP rider within 30 days of the date he or she elects to continue the contract. If your spouse was age 75 or younger as of the date we issued the contract, the ROPP will terminate.
NOTE: For special tax considerations associated with the ROPP, see “Taxes.”
Maximum Anniversary Value Death Benefit (MAV)
The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you are older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    57

not provide any additional benefit with respect to the GPAs, fixed account or Special DCA account during the time you have amounts allocated to these accounts. Be sure to discuss with your financial advisor whether or not the MAV is appropriate for your situation.
If you are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the MAV for new contracts.
On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary’s maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value to the higher of these values. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.
If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or
•	purchase payments minus adjusted partial surrenders; or
•	the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.
The death benefit will never be less than the surrender value adjusted by the MVA formula.
Terminating the MAV
•	You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.
•	You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.
•	The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.
•	The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.
If you terminate the MAV, the standard death benefit applies.
For an example, see Appendix C.
In general, if your spouse is the sole beneficiary, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the MAV rider. In this case, the rider charges described in “Charges” will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.
Maximum Five Year Anniversary Value Death Benefit (5-Year MAV)
The 5-Year MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The 5-Year MAV does not provide any additional benefit before the fifth contract anniversary after the rider effective date. The 5-Year MAV may be of less value if you are older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum five year anniversary value at age 81, the 5-Year MAV rider fee continues to apply until the rider terminates. In addition, the 5-Year MAV does not provide any additional benefit with respect to the GPAs, fixed account or Special DCA account during the time you have amounts allocated to these accounts. Be sure to discuss with your financial advisor whether or not the 5-Year MAV is appropriate for your situation.
If you are age 75 or younger at contract issue, you may choose to add the 5-Year MAV to your contract. Generally, you must elect the 5-Year MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the 5-Year MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the 5-Year MAV for new contracts.

58    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

On the fifth contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every fifth contract anniversary after that, through age 80, we compare the previous 5-year anniversary’s maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value to the higher of these values. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.
If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or
•	purchase payments minus adjusted partial surrenders; or
•	the maximum anniversary value as calculated on the most recent fifth contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.
The death benefit will never be less than the surrender value adjusted by the MVA formula.
Terminating the 5-Year MAV
•	You may terminate the 5-Year MAV rider within 30 days of the first contract anniversary after the rider effective date.
•	You may terminate the 5-Year MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.
•	The 5-Year MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.
•	The 5-Year MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.
If you terminate the 5-Year MAV, the standard death benefit applies.
For an example, see Appendix C.
In general, if your spouse is the sole beneficiary, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the 5-Year MAV. To do this your spouse must within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the 5-Year MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the 5-Year MAV rider. In this case, the rider charges described in “Charges” will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the 5-Year MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the 5-Year MAV rider, the contract value will be increased to the 5-Year MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.
Enhanced Earnings Death Benefit (EEB)
The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The EEB provides for reduced benefits if you are age 70 or older at the rider effective date and it does not provide any additional benefit before the first contract anniversary. The EEB also may result in reduced benefits if you take RMDs (see “Taxes — Qualified Annuities — Required Minimum Distributions”) from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your financial advisor and your tax advisor whether or not the EEB is appropriate for your situation.
If you are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the EEP. We reserve the right to discontinue offering the EEB for new contracts.
The EEB provides that if you die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
the standard death benefit amount (see “Benefits in Case of Death — Standard Benefit”), the MAV death benefit amount, if applicable, or the 5-Year MAV death benefit amount, if applicable;
PLUS
•	40% of your earnings at death if you were under age 70 on the rider effective date; or

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    59

•	15% of your earnings at death if you were age 70 or older on the rider effective date.
Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.
Earnings at death for the EEB and EEP: If the rider effective date for the EEB or EEP is the contract issue date, earnings at death is an amount equal to:
•	the standard death benefit amount, the MAV death benefit amount, or the 5-Year MAV death benefit amount if applicable (the “death benefit amount”)
•	minus purchase payments not previously surrendered.
The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.
If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death benefit amount
•	minus the greater of:
•	the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or
•	an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date
•	plus any purchase payments made on or after the EEB rider effective date not previously surrendered.
The earnings at death may not be less than zero and may not be more than 250% multiplied by:
•	the greater of:
•	the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or
•	an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date
•	plus any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.
Terminating the EEB
•	You may terminate the EEB rider within 30 days of the first contract anniversary after the rider effective date.
•	You may terminate the EEB rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.
•	The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.
•	The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.
For an example, see Appendix C.
In general, if your spouse is the sole beneficiary, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If the spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract, he or she may choose to continue the EEB. In this case, the following conditions will apply:
•	the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of “earnings at death.”
•	the percentages of “earnings at death” payable will be based on your spouse’s age at the time he or she elects to continue the contract.
•	the EEB rider charges described in “Charges — EEB Rider Fee” will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.
NOTE: For special tax considerations associated with the EEB, see “Taxes.”

60    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Enhanced Earnings Plus Death Benefit (EEP)
The EEP is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The EEP provides for reduced benefits if you are age 70 or older at the rider effective date. It does not provide any additional benefit before the first contract anniversary and it does not provide any benefit beyond what is offered under the EEB during the second contract year. The EEP also may result in reduced benefits if you take RMDs (see “Taxes — Qualified Annuities — Required Minimum Distributions”) from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because part of the benefit paid by the EEP is determined by the amount of earnings at death. Be sure to discuss with your sales representative and your tax advisor whether or not the EEP is appropriate for your situation.
If this EEP rider is available in your state and you are age 75 or younger at contract issue, you may choose to add the EEP to your contract. You must elect the EEP at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available under annuities purchased through an exchange or direct transfer from another annuity or a life insurance policy. You may not select this rider if you select the EEB. We reserve the right to discontinue offering the EEP for new contracts.
The EEP provides that if you die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
EEP Part I benefits, which equal the benefits payable under the EEB described above;
PLUS
•	EEP Part II benefits, which equal a percentage of exchange purchase payments identified at issue, received within 6 months from issue and not previously surrendered as follows:

Contract year	Percentage if you are under age 70 on the rider effective date	Percentage if you are 70 or older on the rider effective date
One and Two	0%	0%
Three and Four	10%	3.75%
Five or more	20%	7.5%
Additional death benefits payable under the EEP are not included in the adjusted partial surrender calculation.
If after 6 months, no exchange purchase payments have been received, we will contact you and you will have an additional 30 days to follow-up on exchange purchase payments identified at issue but not received by us. If after these 30 days we have not received any exchange purchase payments, we will convert the EEP rider into an EEB.
Another way to describe the benefits payable under the EEP rider is as follows:
•	the standard death benefit amount (see “Benefits in Case of Death — Standard Death Benefit”), the MAV death benefit amount, or 5-Year MAV death benefit amount, if applicable,
PLUS
Contract year	If you are under age 70 on the rider effective date, add…	If you are age 70 or older on the rider effective date, add….
1	Zero	Zero
2	40% x earnings at death (see above)	15% x earnings at death
3 & 4	40% x (earnings at death + 25% of exchange purchase payment*)	15% x (earnings at death + 25% of exchange purchase payment*)
5+	40% x (earnings at death + 50% of exchange purchase payment*)	15% x (earnings at death + 50% of exchange purchase payment*)
*	Exchange purchase payments are purchase payments exchanged from another annuity or a life insurance policy that are identified at issue and not previously surrendered.
We are not responsible for identifying exchange purchase payments if we did not receive proper notification from the company from which the purchase payments are exchanged.
Terminating the EEP
•	You may terminate the EEP rider within 30 days of the first contract anniversary after the rider effective date.
•	You may terminate the EEP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.
•	The EEP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.
•	The EEP rider will terminate in the case of an ownership change.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    61

•	The EEP rider will terminate in the case of the spousal continuation if the new owner is age 76 or older.
For an example, see Appendix C.
In general, if your spouse is the sole beneficiary, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEP. If your spouse has reached age 76 at the time he or she elects to continue the contract, the EEP rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she cannot continue the EEP. However, he or she may choose to convert the EEP rider into an EEB. In this case, the following conditions will apply:
•	the EEB rider will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of “earnings at death.”
•	the percentages of “earnings at death” payable will be based on your spouse’s age at the time he or she elects to continue the contract.
•	the EEB rider charges described in “Charges — EEB Rider Fee” will be assessed at the next contract anniversary (and all future anniversaries when the EEB rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEP rider.
If your spouse chooses not to convert the EEP rider into an EEB, the standard death benefit amount (or the MAV or 5-Year MAV death benefit amount, if applicable,) will apply.
NOTE: For special tax considerations associated with the EEP, see “Taxes.”
Optional Living Benefits
Guaranteed Minimum Accumulation Benefit (Accumulation Benefit) Rider
The Accumulation Benefit rider is an optional benefit that you may select for an additional charge. It is available for nonqualified and qualified annuities except under 401(a) and 401(k) plans. The Accumulation Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date.
If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Benefit rider will terminate without value and no benefits will be paid. Exception: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Benefit rider on the valuation date your contract value reached zero.
If you are 80 or younger at contract issue, you may elect the Accumulation Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Benefit rider may not be terminated once you have elected it except as described in the “Terminating the Rider” section below. An additional charge for the Accumulation Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. The Accumulation Benefit rider may not be purchased with the optional Withdrawal Benefit rider. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. After the waiting period, you have the following options:
•	Continue your contract;
•	Take partial surrenders or make a full surrender; or
•	Annuitize your contract.
The Accumulation Benefit rider may not be available in all states.
You should consider whether an Accumulation Benefit rider is appropriate for you because:
•	you must be invested in one of the approved investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the fixed account that are available under the contract to other contract owners who do not elect this rider. You may allocate qualifying purchase payments and applicable payment credits to the Special DCA account, when available (see “The Special DCA Account”), and we will make monthly transfers into the investment option you have chosen. (See “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”);
•	you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Benefit rider. Some exceptions apply (see “Additional Purchase Payments with Elective Step-up” below);

62    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

•	if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;
•	if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Benefit rider, which is the length of the waiting period under the Accumulation Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Benefit rider may provide;
•	the 10 year waiting period under the Accumulation Benefit rider will restart if you exercise the elective step-up option (described below) or your surviving spouse exercises the spousal continuation elective step-up (described below); and
•	the 10 year waiting period under the Accumulation Benefit rider may be restarted if you elect to change your PN program investment option to one that causes the Accumulation Benefit rider charge to increase (see “Charges”).
Be sure to discuss with your sales representative whether an Accumulation Benefit rider is appropriate for your situation.
Here are some general terms that are used to describe the operation of the Accumulation Benefit:
Benefit Date: This is the first valuation date immediately following the expiration of the waiting period.
Minimum Contract Accumulation Value (MCAV): An amount calculated under the Accumulation Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.
Adjustments for Partial Surrenders: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:
(a)    is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and
(b)    is the MCAV on the date of (but immediately prior to) the partial surrender.
Waiting Period: The waiting period for the rider is 10 years.
We reserve the right to restart the waiting period on the latest contract anniversary if you change your investment option after we have exercised our rights to increase the rider fee.
Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and purchase payment credits received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.
Automatic Step-Up
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:
1.	80% of the contract value on the contract anniversary; or
2.	the MCAV immediately prior to the automatic step-up.
The automatic step-up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the Automatic Step-up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.
The automatic step-up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).
Elective Step-Up Option
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step-up option. You may exercise this elective step-up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step-up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.
We may increase the fee for your rider (see “Charges – Accumulation Benefit Rider Charge”). The revised fee would apply to your rider if you exercise the annual elective step-up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step-up. Elective step-ups will also result in a restart of the waiting period as of the most recent contract anniversary.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    63

The elective step-up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step-up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.
The elective step-up option is not available to non-spouse beneficiaries that continue the contract during the waiting period. The elective step-up is not available if the benefit date would be after the settlement date (see the Settlement Date section for settlement date options)
We have the right to restrict the elective step-up option on inherited IRAs, but we currently allow them. Please consider carefully if an elective step-up is appropriate if you own an inherited IRA because the elective step-up will restart the waiting period and the required minimum distributions for an inherited IRA may significantly decrease the future benefit payable under this rider. We reserve the right to restrict the elective step-up option on inherited IRAs in the future.
Additional Purchase Payments with Annual Elective Step-ups
If your MCAV is increased as a result of elective step-up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments and purchase payment credits (if applicable) received during this period.
Spousal Continuation
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step-up. The spousal continuation elective step-up is in addition to the annual elective step-up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step-up and we have increased the charge for the Accumulation Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step-up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary.
Terminating the Rider
The rider will terminate under the following conditions:
The rider will terminate before the benefit date without paying a benefit on the date:
•	you take a full surrender; or
•	annuitization begins; or
•	the contract terminates as a result of the death benefit being paid.
The rider will terminate on the benefit date.
For an example, see Appendix C.
Guaranteed Minimum Withdrawal Benefit Rider
(Withdrawal Benefit and Enhanced Withdrawal Benefit)
The Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if you are 80 or younger on the date the contract is issued. It is available for nonqualified and qualified annuities except under 401(a) and 401(k) plans.(1)
(1)	The Withdrawal Benefit rider is not available under an inherited qualified annuity.
You must have elected the Withdrawal Benefit rider when you purchased your contract (original rider). The original rider you received at contract issue offers an elective annual step-up and any withdrawal after a step-up during the first three contract years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.
We offered you the option of replacing the original rider with a new Withdrawal Benefit (enhanced rider). The enhanced rider offers an automatic annual step-up and a withdrawal after a step-up during the first three contract years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.
The Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step-ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a surrender charge. Under the original rider, the allowed amount is the Guaranteed

64    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Benefit Payment (GBP — the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three contract years, and the GBP in all other years.
If you withdraw an amount greater than the allowed amount in a contract year, we call this an “excess withdrawal” under the rider. If you make an excess withdrawal under the rider:
•	surrender charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;
•	the Guaranteed Benefit Amount (GBA) will be adjusted as described below; and
•	the Remaining Benefit Amount (RBA) will be adjusted as described below.
For a partial withdrawal that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge (see “Charges — Surrender Charge”). Market value adjustments, if applicable, will also be made (see the “Market Value Adjustment” provision in the prospectus). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see “Surrenders”).
Once elected, the Withdrawal Benefit rider may not be cancelled by you and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Withdrawal Benefit rider, you may not select the Accumulation Benefit rider. If you exercise the annual step-up election (see “Elective Step-up” and “Annual Step-up” below), the special spousal continuation step-up election (see “Spousal Continuation and Special Spousal Continuation Step-up” below) or change your Portfolio Navigator investment option, the rider charge may change (see “Charges”).
Withdrawal Benefit is subject to certain restrictions and limitations described below:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•	Investment Allocation Restriction: You must elect one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. (See “The Variable Account and the Funds: Volatility and Volatility Management Risk with the Portfolio Stabilizer funds” section.) We reserve the right to add, remove or substitute approved investment options in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts or the fixed account that are available under the contract to contract owners who do not elect this rider. You may allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA account, when available (see “The Special DCA Account”), and we will make monthly transfers into the investment option you have chosen. (See “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”);
•	Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”). Therefore, Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor if you selected this optional rider and if you have any questions about the use of this rider in your tax situation;
•	Limitations on purchase payments: We reserve the right to limit the cumulative amount of purchase payments We reserve the right to limit the cumulative amount of purchase payments (subject to state restrictions), which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current limitations, see “Buying Your Contract — Purchase Payment.”
•	Non-Cancelable: Once elected, the Withdrawal Benefit rider may not be cancelled by you and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.
•	Interaction with the total free amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw in each contract year without incurring a surrender charge (see “Charges — Surrender Charge”). The TFA may be greater than the RBP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the RBP is subject to the excess withdrawal processing for the GBA and Remaining Benefit Amount (RBA) described below.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    65

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:
•	Tax considerations for non-qualified annuities: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty.
•	Tax considerations for qualified annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue this administrative practice and will give you 30 days’ written notice of any such change.
Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider.
Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.
For contract holders subject to annual RMD rules under Section 401(a)(9) of the Code, amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider, subject to the following rules and our current administrative practice:
If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,
•	A Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the value of the RBP from the beginning of the current contract year.
•	Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
•	Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
•	Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described by the rider.
The ALERMDA is:
(1)	determined by us each calendar year;
(2)	based on the value of this contract alone on the date it is determined; and
(3)	based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a) (9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:
1.	IRAs under Section 408(b) of the Code;
2.	Roth IRAs under Section 408A of the Code;
3.	SIMPLE IRA under Section 408A of the Code;
4.	SEP plans under Section 408 (k) of the Code;
5.	Custodial and investment only plans under Section 401 (a) of the Code;
6.	TSAs under Section 403(b) of the Code.
In the future, the requirements under tax law for such distributions may change and the life expectancy amount calculation provided under your rider may not be sufficient to satisfy the requirements under the tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements would exceed your available withdrawal amount and may result in the reduction of your GBA and/or RBA as described under the excess withdrawal provision of the rider.
RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.
In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. some ownerships by trusts and charities), we will calculate the life expectancy RMD amount as zero in all years. The annual life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

66    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

The terms “Guaranteed Benefit Amount” and “Remaining Benefit Amount” are described below. Each is used in the operation of the GBP, the RBP, the elective step-up, the annual step-up, the special spousal continuation step-up and the Withdrawal Benefit annuity payout option.
Guaranteed Benefit Amount
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step-ups. The maximum GBA is $5,000,000.
The GBA is determined at the following times:
•	At contract issue — the GBA is equal to the initial purchase payment, plus any purchase payment credit;
•	When you make additional purchase payments — each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;
•	At step-up — (see “Elective Step-Up” and “Annual Step-Up” headings below).
•	When you make a partial withdrawal:
(a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three contract years, the GBA and the GBP are calculated after the reversal of any prior step-ups;
(b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal processing will be applied to the GBA. Note that if the partial withdrawal is taken during the first three contract years, the GBA and the GBP are calculated after the reversal of any prior step-ups;
(c)	under the original rider in a contract year after a step-up but before the third contract anniversary — the following excess withdrawal processing will be applied to the GBA. Note that the GBA and the GBP are calculated after the reversal of prior step-ups.
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.
The RBA is determined at the following times:
•	At contract issue — the RBA is equal to the initial purchase payment plus any purchase payment credit;
•	When you make additional purchase payments — each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;
•	At step-up — (see “Elective Step-up” and “Annual Step-up” headings below).
•	When you make a partial withdrawal:
(a)	and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP — the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three contract years, the RBA and the GBP are calculated after the reversal of any prior step-ups;
(b)	and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP — the following excess withdrawal processing will be applied to the RBA. Note that if the partial withdrawal is taken during the first three contract years, the RBA and the GBP are calculated after the reversal of any prior step-ups;

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    67

(c)	under the original rider after a step-up but before the third contract anniversary — the following excess withdrawal processing will be applied to the RBA. Note that the RBA and the GBP are calculated after the reversal of prior step-ups.
RBA Excess Withdrawal Processing
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment’s RBA in the following manner:
The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
Guaranteed Benefit Payment
Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.
Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.
Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of a) 7% of the GBA or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.
Remaining Benefit Payment
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.
Under the enhanced rider, at the beginning of each contract year, during the first three contract years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.
Each additional purchase payment has its own RBP established equal to that payment’s GBP. The total RBP is equal to the sum of the individual RBPs.
Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.
Elective Step-up (Under the Original Rider Only)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step-up option is available for 30 days after the contract anniversary. The elective step-up option allows you to step-up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step-up.
The elective step-up is subject to the following rules:
•	if you do not take any withdrawals during the first three contract years, you may step-up annually beginning with the first contract anniversary;
•	if you take any withdrawals during the first three contract years, the annual elective step-up will not be available until the third contract anniversary;
•	if you step-up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step-ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the “Guaranteed Benefit Amount” and “Remaining Benefit Amount” headings above, and to surrender charges; and
•	you may take withdrawals on or after the third contract anniversary without reversal of previous step-ups
You may elect a step-up only once each contract year within 30 days after the contract anniversary. Once a step-up has been elected, another step-up may not be elected until the next contract anniversary.
Rider A(1): You may only step-up if your contract value on the valuation date we receive your written request to step-up is greater than RBA. The elective step-up will be determined as follows:
•	The effective date of the elective step-up is the valuation date we receive your written request to step-up.

68    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

•	The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step-up.
•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step-up; or (b) the contract value on the valuation date we receive your written request to step-up.
•	The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the step-up; or (b) 7% of the GBA after the step-up.
•	The RBP will be increased to the lesser of (a) the RBA after the elective step-up; or (b) the GBP after the elective step-up.
Rider B(1): You may only step-up if your contract value is greater than RBA. The elective step-up will be determined as follows:
•	The effective date of the elective step-up is the contract anniversary.
•	The RBA will be increased to an amount equal to the contract anniversary value.
•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step-up; or (b) the contract anniversary value.
•	The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the step-up; or (b) 7% of the GBA after the step-up.
•	The RBP will be increased to the lesser of (a) the RBA after the elective step-up; or (b) the GBP after the elective step-up.
(1)	Before April 29, 2005 we only offered Rider B. We began offering Rider A in states where it is approved and discontinued offering Rider B in those states, on April 29, 2005. If you purchased a contract with this optional benefit rider before April 29, 2005 the references to Rider B generally apply to your contract (see the rider attached to your contract for the actual terms of the benefit you purchased). If you purchased a contract on or after April 20, 2005 with this benefit, the version we offer you depends on which state you live in. The discussion about this benefit and how it works applies generally to both riders unless otherwise noted.
Annual Step-up (Under the Enhanced Rider Only)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step-up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step-up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.
The annual step-up is subject to the following rules:
•	The annual step-up is available when the RBA would increase on the step-up date. The applicable step-up date depends on whether the annual step-up is applied on an automatic or elective basis.
•	If the application of the step does not increase the rider charge, the annual step-up will be automatically applied to your contract and the step-up date is the contract anniversary date.
•	If the application of the step-up would increase the rider charge (see the “Withdrawal Benefit Rider Fee” provision in the prospectus), the annual step-up is not automatically applied. Instead, you have the option to step-up for 30 days after the contract anniversary. If you exercise the elective annual step-up option, you will pay the rider charge in effect on the step-up date. If you wish to exercise the elective annual step-up option, we must receive a request from you or your investment professional. The step-up date is the date we receive your request to step-up. If your request is received after the close of business, the step-up date will be the next valuation day.
•	Only one step-up is allowed each contract year.
•	If you take any withdrawals during the first three contract years, any previously applied step-ups will be reversed and the annual step-up will not be available until the third contract anniversary;
•	You may take withdrawals on or after the third contract anniversary without reversal of previous step-ups. The annual step-up will be determined as follows:
•	The RBA will be increased to an amount equal to the contract value on the step-up date.
•	The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step-up; or (b) the contract value on the step-up date.
•	The GBP will be calculated as described earlier, but based on the increased GBA and RBA.
•	The RBP will be reset as follows:
(a)	Prior to any withdrawals during the first three contract years, the RBP will not be affected by the step-up.
(b)	At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but not less than zero.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    69

Spousal Continuation and Special Spousal Continuation Step-up
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step-up is in addition to the elective step-up or the annual step-up on contract anniversaries.
A surviving spouse may elect a spousal continuation step-up by written request within 30 days following the spouse’s election to continue the contract.
Under this step-up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse’s written request to step-up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date.
If a spousal continuation step-up is elected and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step-up.
It is our current administrative practice to process the spousal continuation step-up as described in the next paragraph; however, we reserve the right to discontinue the administrative practice and will give you 30 days’ written notice of any such change.
At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date the spousal continuation is effective. If not, the spouse must elect the step-up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step-up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.
Remaining Benefit Amount Payout Option
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Withdrawal Benefit.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.
If Contract Value Reduces to Less Than $600*
If the contract value reduces to less than $600 and the RBA remains greater than zero, the following will occur:
•	you will be paid according to the annuity payout option described above;
•	we will no longer accept additional purchase payments;
•	you will no longer be charged for the rider;
•	any attached death benefit riders will terminate; and
•	the death benefit becomes the remaining payments under the annuity payout option described above. If the contract value falls to zero and the RBA is depleted, the Withdrawal Benefit rider and the contract will terminate.
*	Under our current administrative practice, we allow the minimum contract value to be $0. Therefore, these limitations will only apply when the contract value is reduced to zero.
For an example, see Appendix C.
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct surrender charges upon settlement but surrender charges may be applied when electing to exercise liquidity features we may make available under certain fixed annuity payout options.

70    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date (after any rider charges have been deducted, plus or minus any applicable MVA, less any purchase payment credits subject to reversal and less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Nonqualified Annuities — Annuity payouts and Taxes — Qualified Annuities — Annuity payouts.” If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and, the Special DCA fixed account is are not available during this payout period.
Amounts of fixed and variable payouts depend on:
•	the annuity payout plan you select;
•	the annuitant’s age and, in most cases, the annuitant’s sex;
•	the annuity table in the contract; and
•	the amounts you allocated to the accounts at settlement.
In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month based on the performance of the funds. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments or are exercising any available liquidity features we may offer and you have elected.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract — Transfer policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)
Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts may vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the settlement date:
•	Plan A — Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•	Plan B — Life annuity with five, ten or 15 years certain: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary in the event the annuitant dies before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•	Plan C — Life annuity — installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    71

•	Plan D — Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
•	Plan E — Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum.
 • Withdrawal Benefit — RBA Payout Option: If you have a Withdrawal Benefit rider under your contract, you may elect the Withdrawal Benefit RBA payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Code. For such contracts, this option will be available only if the guaranteed payout period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using life expectancy tables published by IRS. Under this option, the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see “Optional Benefits — Withdrawal Benefit”). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.
For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. These plans may include cash refund features providing a guarantee of receiving at least a return of the settlement amount (less any annuity payments made and premium tax paid) in the event of the annuitant’s death, term certain installment plans with varying durations, and liquidity features allowing access under certain circumstances to a surrender of the underlying value of remaining payouts. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features may either reduce the amount of future payouts you would otherwise receive or result in payouts ceasing.
Utilizing a liquidity feature to surrender the underlying value of remaining payouts may result in the assessment of a surrender charge (See “Charges — Surrender charge”) or a 10% IRS penalty tax. (See “Taxes.”).
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•	in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or
•	over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant’s settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time amounts are applied to a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

72    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike surrenders described below, the income taxation of annuity payouts is subject to exclusion ratios, (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)
Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Surrenders: Generally, if you surrender all or part of your nonqualified annuity before your annuity payouts begin, including surrenders under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Application of surrender charges may alter the manner in which we tax report the surrender. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See “Benefits in Case of Death — If You Die Before the Settlement Date”).
Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain investment income of high-income individuals (as well as estates and trusts) is subject to a new 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    73

Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may generally remain tax-deferred until surrendered or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•	because of your death or in the event of nonnatural ownership, the death of the annuitant;
•	because you become disabled (as defined in the Code);
•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	if it is allocable to an investment before Aug. 14, 1982; or
•	if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for a full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance products, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a

74    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after-tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Surrenders: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such surrender to be directly rolled over to another eligible retirement plan such as an IRA.
Surrenders from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 70½. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
•	the payout is a RMD as defined under the Code;
•	the payout is made on account of an eligible hardship; or
•	the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    75

Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•	because of your death;
•	because you become disabled (as defined in the Code);
•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
•	to pay certain medical or education expenses (IRAs only); or
•	if the distribution is made from an inherited IRA.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See “Benefits in Case of Death — If You Die Before the Settlement Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new surrender charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Purchase payment credits: These are considered earnings and are taxed accordingly when surrendered or paid out.
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.

76    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.
Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•	the reserve held in each subaccount for your contract; divided by
•	the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•	laws or regulations change;
•	the existing funds become unavailable; or
•	in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
•	add new subaccounts;
•	combine any two or more subaccounts;
•	transfer assets to and from the subaccounts or the variable account; and
•	eliminate or close any subaccounts.
We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we will reallocate amounts remaining in the fund being eliminated or closed to a different subaccount. We will notify you in advance of any such reallocation. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    77

Sales of the Contract
New contracts are not currently being offered.
•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
•	The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its financial advisors sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments to Selling Firms
•	We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.75% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.
•	We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
•	In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for financial advisors, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•	marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•	providing service to contract owners; and
•	funding other events sponsored by a selling firm that may encourage the selling firm’s financial advisors to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its financial advisors to favor the contracts.
Sources of Payments to Selling Firms
We pay the commissions and other compensation described above from our assets. Our assets may include:
•	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see “Expense Summary”);
•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The funds”);
•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and
•	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•	fees and expenses we collect from contract owners, including surrender charges; and
•	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
•	cause selling firms to encourage their financial advisors to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

78    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

•	cause selling firms to grant us access to its financial advisors to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.
Payments to Financial Advisors
•	The selling firm pays its financial advisors. The selling firm decides the compensation and benefits it will pay its financial advisors.
•	To inform yourself of any potential conflicts of interest, ask your financial advisor before you buy how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if you buy the contract.
Service Providers
Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus. We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. Entities that provided services to RiverSource Life in 2017 are listed in the table below.
Name of Service Provider	Services Provided	Address
Ameriprise Financial, Inc.	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA
Ameriprise India Private Limited	Administrative support related to new business and servicing of existing contracts and policies annual report filings	Plot No. 14, Sector 18 Udyog Vihar Gurugram, Haryana – 122 015 India
Sykes Enterprise Incorporated	Administrative support related to e new business and servicing of existing contracts and policies	10 th Floor, Glorietta BPO 1 Office Tower Makati City 1224 Metro Manila Philippines
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
Legal Proceedings
Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. RiverSource Life has cooperated and will continue to cooperate with the applicable regulators.
RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a have material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the forgoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.
Additional Information
Incorporation of Certain Documents by Reference
RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    79

year ended December 31, 2017, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access these documents, see “SEC Filings” under “Investor Relations” on our website at www.ameriprise.com.
RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.
Available Information
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. This prospectus, other information about the contract and other information incorporated by reference are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).
Indemnification
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors and officers or persons controlling RiverSource Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable.

80    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Appendices
The purpose of these appendices is to illustrate the operation of various contract features and riders and to provide condensed financial history disclosure regarding the subaccounts. In order to demonstrate these contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA account, fixed account and the fees and charges that apply to your contract.
The examples of the optional riders and death benefits in Appendix C include partial surrenders to illustrate the effect of partial surrenders on the particular benefit. These examples are intended to show how the optional riders and death benefits operate, and do not take into account whether a particular optional rider or death benefit is part of a qualified annuity. Qualified annuities are subject to RMDs at certain ages (see “Taxes — Qualified Annuities — Required Minimum Distributions”) which may require you to take partial surrenders from the contract. If you are considering the addition of certain death benefits and/or optional riders to a qualified annuity, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implication to you.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    81

Appendix A: Example — Market Value Adjustment (MVA)
As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as “early surrenders.” The examples may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account, fixed account and the fees and charges that apply to your contract.
Assumptions:
•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and
•	we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and
•	after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.
Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.
Example 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA’s 3.0% rate is less than the 3.6% rate so the MVA will be negative.
Example 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA’s 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.
Sample MVA Calculations
The precise MVA formula we apply is as follows:
Early surrender amount	×	[	(1 + i	)	(n/12)	–1	]	=	MVA
1 + j + .001

Where i	=	rate earned in the GPA from which amounts are being transferred or surrendered.
j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
n	=	number of months remaining in the current Guarantee Period (rounded up to the next month).
Examples — MVA
Using assumptions similar to those we used in the examples above:
•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and
•	we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and
•	after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.
Example 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:
$1,000	×	[	(1.030)	(84/12)	–1	]	=	-$39.84
1 + .035 + .001
In this example, the MVA is a negative $39.84.
Example 2:     You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:
$1,000	×	[	(1.030)	(84/12)	–1	]	=	$27.61
1 + .025 + .001
In this example, the MVA is a positive $27.61

82    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct the surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.
The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    83

Appendix B: Example — Surrender Charges
Full surrender charge calculation — ten-year surrender charge schedule:
This is an example of how we calculate the surrender charge for a full surrender on a RAVA Advantage Plus contract with a ten-year surrender charge schedule with the following history:
•	we receive a single $100,000 purchase payment; and
•	you surrender the contract for its total value during the fourth contract year. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and
•	you have made no prior partial surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract Value at time of full surrender:	$120,000.00	$ 80,000.00
	Contract Value on prior anniversary:	115,000.00	85,000.00
Step 1.	We determine the Total Free Amount (TFA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:
	Earnings in the contract:	20,000.00	0.00
	10% of the prior anniversary’s contract value:	11,500.00	8,500.00
	Total Free Amount:	20,000.00	8,500.00
Step 2.	We determine the TFA that is from Purchase Payments:
	Total Free Amount:	20,000.00	8,500.00
	Earnings in the contract:	20,000.00	0.00
	Purchase Payments being Surrendered Free (PPF):	0.00	8,500.00
Step 3.	We calculate the Premium Ratio (PR):
	PR = [WD – TFA] / [CV – TFA]
	WD =	120,000.00	80,000.00	=	the amount of the surrender
	TFA =	20,000.00	8,500.00	=	the total free amount, step 1
	CV =	120,000.00	80,000.00	=	the contract value at the time of the surrender
	PR =	100%	100%	=	the premium ratio
Step 4.	We calculate Chargeable Purchase Payments being Surrendered (CPP):
	CPP = PR × (PP – PPF)
	PR =	100%	100%	=	premium ratio, step 3
	PP =	100,000.00	100,000.00	=	purchase payments not previously surrendered
	PPF =	0.00	8,500.00	=	purchase payments being surrendered free, step 2
	CPP =	100,000.00	91,500.00
Step 5.	We calculate the Surrender Charges:
	Chargeable Purchase Payments:	100,000.00	91,500.00
	Surrender Charge Percentage:	7%	7%
	Surrender Charge:	7,000.00	6,405.00

84    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

		Contract with Gain	Contract with Loss
Step 6.	We calculate the Net Surrender Value:	120,000.00	80,000.00
	Contract Value Surrendered:	(7,000.00)	(6,405.00)
	Contract Charge (assessed upon full surrender):	(30.00)	(30.00)
	Net Full Surrender Proceeds:	112,970.00	73,565.00
Partial surrender charge calculation — ten-year surrender charge schedule:
This is an example of how we calculate the surrender charge for a partial surrender on a RAVA Advantage Plus contract with a ten-year surrender charge schedule with the following history:
•	we receive a single $100,000 purchase payment; and
•	you request a gross partial surrender of $50,000 during the fourth contract year. The surrender charge percentage is 7.0%; and
•	you have made no prior partial surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract Value at time of partial surrender:	$120,000.00	$ 80,000.00
	Contract Value on prior anniversary:	115,000.00	85,000.00
Step 1.	We determine the Total Free Amount (TFA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:
	Earnings in the contract:	20,000.00	0.00
	10% of the prior anniversary’s contract value:	11,500.00	8,500.00
	Total Free Amount:	20,000.00	8,500.00
Step 2.	We determine the TFA that is from Purchase Payments:
	Total Free Amount:	20,000.00	8,500.00
	Earnings in the contract:	20,000.00	0.00
	Purchase Payments being Surrendered Free (PPF):	0.00	8,500.00
Step 3.	We calculate the Premium Ratio (PR):
	PR = [WD – TFA] / [CV – TFA]
	WD =	50,000.00	50,000.00	=	the amount of the surrender
	TFA =	20,000.00	8,500.00	=	the total free amount, step 1
	CV =	120,000.00	80,000.00	=	the contract value at the time of surrender
	PR =	30%	58%	=	the premium ratio

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    85

		Contract with Gain	Contract with Loss
Step 4.	We calculate the Chargeable Purchase Payments being Surrendered (CPP):
	CPP = PR × (PP – PPF)
	PR =	30%	58%	=	premium ratio, step 3
	PP =	100,000.00	100,000.00	=	purchase payments not previously surrendered
	PPF =	0.00	8,500.00	=	purchase payments being surrendered free, step 2
	CPP =	30,000.00	53,108.39	=	chargeable purchase payments being surrendered
Step 5.	We calculate the Surrender Charges:
	Chargeable Purchase Payments:	30,000.00	53,108.39
	Surrender Charge Percentage:	7%	7%
	Surrender Charge:	2,100	3,718
Step 6.	We calculate the Net Surrender Value:
	Contract Value Surrendered:	50,000.00	50,000.00
	Surrender Charge:	(2,100.00)	(3,717.59)
	Net Partial Surrender Proceeds:	47,900.00	46,282.41
Full surrender charge calculation — three-year surrender charge schedule:
This is an example of how we calculate the surrender charge for a full surrender on a RAVA Select Plus contract with a three-year surrender charge schedule with the following history:
•	we receive a single $100,000 purchase payment; and
•	you surrender the contract for its total value during the second contract year. The surrender charge percentage in the year after a purchase payment is 7.0%; and
•	you have made no prior partial surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract Value at time of full surrender:	$120,000.00	$ 80,000.00
	Contract Value on prior anniversary:	115,000.00	85,000.00
Step 1.	We determine the Total Free Amount (TFA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:
	Earnings in the Contract:	20,000.00	0.00
	10% of the prior anniversary’s contract value:	11,500.00	8,500.00
	Total Free Amount:	20,000.00	8,500.00
Step 2.	We determine the TFA and Amount Free that is from Purchase Payments:
	Total Free Amount:	20,000.00	8,500.00
	Earnings in the contract:	20,000.00	0.00
	Purchase Payments being Surrendered Free (PPF):	0.00	8,500.00

86    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

		Contract with Gain	Contract with Loss
Step 3.	We calculate the Premium Ratio (PR):
	PR = [WD – TFA] / [CV – TFA]
	WD =	120,000.00	80,000.00	=	the amount of the surrender
	TFA =	20,000.00	8,500.00	=	the total free amount, step 1
	CV =	120,000.00	80,000.00	=	the contract value at the time of the surrender
	PR =	100%	100%
Step 4.	We calculate Chargeable Purchase Payments being Surrendered (CPP):
	CPP = PR × (PP – PPF)
	PR =	100%	100%	=	premium ratio, step 3
	PP =	100,000.00	100,000.00	=	purchase payments not previously surrendered
	PPF =	0.00	8,500.00	=	purchase payments being surrendered free, step 2
	CPP =	100,000.00	91,500.00
Step 5.	We calculate the Surrender Charges:
	Chargeable Purchase Payments:	100,000.00	91,500.00
	Surrender Charge Percentage:	7%	7%
	Surrender Charge:	7,000.00	6,405.00
Step 6.	We calculate the Net Surrender Value:	120,000.00	80,000.00
	Contract Value Surrendered:	(7,000.00)	(6,405.00)
	Contract Charge (assessed upon full surrender):	(30.00)	(30.00)
	Net Full Surrender Proceeds:	112,970.00	73,565.00
Partial surrender charge calculation — three-year surrender charge schedule:
This is an example of how we calculate the surrender charge for a partial surrender on a RAVA Select Plus contract with a three-year surrender charge schedule with the following history:
•	we receive a single $100,000 purchase payment; and
•	you request a gross partial surrender of $50,000 during the second contract year. The surrender charge percentage is 7.0%; and
•	you have made no prior partial surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract Value at time of partial surrender:	$120,000.00	$ 80,000.00
	Contract Value on prior anniversary:	115,000.00	85,000.00
Step 1.	We determine the Total Free Amount (TFA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:
	Earnings in the contract:	20,000.00	0.00
	10% of the prior anniversary’s contract value:	11,500.00	8,500.00
	Total Free Amount:	20,000.00	8,500.00

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    87

		Contract with Gain	Contract with Loss
Step 2.	We determine the Amount Free that is from Purchase Payments:
	Total Free Amount:	20,000.00	8,500.00
	Earnings in the contract:	20,000.00	0.00
	Purchase Payments being Surrendered Free (PPF):	0.00	8,500.00
Step 3.	We calculate the Premium Ratio (PR):
	PR = [WD – TFA] / [CV – TFA]
	WD =	50,000.00	50,000.00	=	the amount of the surrender
	TFA =	20,000.00	8,500.00	=	the total free amount, step 1
	CV =	120,000.00	80,000.00	=	the contract value at the time of surrender
	PR =	30%	58%	=	the premium ratio
Step 4.	We calculate the Chargeable Purchase Payments being Surrendered (CPP):
	CPP = PR × (PP – PPF)
	PR =	30%	58%	=	premium ratio, step 3
	PP =	100,000.00	100,000.00	=	purchase payments not previously surrendered
	PPF =	0.00	8,500.00	=	purchase payments being surrendered free, step 2
	CPP =	30,000.00	53,108.39	=	chargeable purchase payments being surrendered
Step 5.	We calculate the Surrender Charges:
	Chargeable Purchase Payments:	30,000.00	53,108.39
	Surrender Charge Percentage:	7%	7%
	Surrender Charge:	2,100	3,718
Step 6.	We calculate the Net Surrender Value:
	Contract Value Surrendered:	50,000.00	50,000.00
	Surrender Charge:	(2,100.00)	(3,717.59)
	Net Partial Surrender Proceeds:	47,900.00	46,282.41

88    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Appendix C: Example — Optional Benefits
Example — Accumulation Benefit
The following example shows how the Accumulation Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.
The example assumes:
•	You purchase the contract (with the Accumulation Benefit rider) with a payment of $100,000. No purchase payment credit applies.
•	You make no additional purchase payments.
•	You do not exercise the elective step-up option.
•	The Accumulation Benefit rider fee is 0.60%.

End of Contract Year	Assumed Net Rate of Return	Partial Surrender (Beginning of Year)	Adjusted Partial Surrender	MCAV	Accumulation Benefit Amount	Contract Value
1	12%	0	0	100,000	0	111,328
2	15%	0	0	102,422	0	127,259
3	3%	0	0	104,861	0	130,290
4	–8%	0	0	104,861	0	119,148
5	–15%	0	0	104,861	0	100,647
6	20%	2,000	2,084	102,778	0	117,666
7	15%	0	0	108,252	0	134,504
8	–10%	0	0	108,252	0	120,327
9	–20%	5,000	4,498	103,754	0	91,639
10	–12%	0	0	103,754	23,734	103,754
Example — Withdrawal Benefit
The following example shows how the Withdrawal Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.
The example assumes:
•	You purchase the RAVA Select Plus contract (with the Withdrawal Benefit rider) with a payment of $100,000. No purchase payment credit applies.
•	You make no additional purchase payments.
•	The contract earns a net return of –5%.
•	The Withdrawal Benefit rider fee is 0.60%.
•	You take withdrawals equal to the GBP (which is 7% of the GBA or $7,000) at the beginning of each contract year until the RBA is exhausted.

Contract Year	Contract Value (Beginning of Year)	Withdrawal (Beginning of Year)	Contract Value (End of Year)	GBA	RBA
1	$ 100,000	$ 7,000	$ 87,820	$ 100,000	$ 93,000
2	87,820	7,000	76,318	100,000	86,000
3	76,318	7,000	65,457	100,000	79,000
4	65,457	7,000	55,201	100,000	72,000
5	55,201	7,000	45,516	100,000	65,000
6	45,516	7,000	36,371	100,000	58,000
7	36,371	7,000	27,735	100,000	51,000
8	27,735	7,000	19,550	100,000	44,000
9	19,550	7,000	11,821	100,000	37,000
10	11,821	7,000	4,523	100,000	30,000
11	4,523	7,000	0	100,000	23,000
12	0	7,000	0	100,000	16,000
13	0	7,000	0	100,000	9,000
14	0	7,000	0	100,000	2,000
15	0	2,000	0	100,000	0

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    89

Example — ROPP Death Benefit
•	You purchase the contract (with the ROPP rider) with a payment of $20,000.
•	The contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

We calculate the death benefit as follows:
The total purchase payments minus adjustments for partial surrenders:
Total purchase payments	$20,000
minus adjusted partial surrenders, calculated as:
$1,500 × $20,000 =	–1,667
$18,000
for a death benefit of:	$18,333
Example — MAV Death Benefit
•	You purchase the contract (with the MAV rider) with a payment of $20,000.
•	On the first contract anniversary the contract value grows to $24,000.
•	During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

We calculate the death benefit as follows:
The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:
Greatest of your contract anniversary contract values:	$24,000
plus purchase payments made since that anniversary:	+0
minus adjusted partial surrenders, calculated as:
$1,500 × $24,000 =	–1,636
$22,000
for a death benefit of:	$22,364
Example — 5-Year MAV Death Benefit
•	You purchase the contract (with the 5-Year MAV rider) with a payment of $20,000.
•	On the fifth contract anniversary the contract value grows to $30,000.
•	During the sixth contract year the contract value falls to $25,000, at which point you take a $1,500 partial surrender, leaving a contract value of $23,500.

We calculate the death benefit as follows:
The maximum 5-year anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:
Greatest of your 5-year contract anniversary contract values:	$30,000
plus purchase payments made since that anniversary:	+0
minus adjusted partial surrenders, calculated as:
$1,500 × $30,000 =	–1,800
$25,000
for a death benefit of:	$28,200
Example — EEB Death Benefit
•	You purchase the contract with a payment of $100,000 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEB.
•	During the first contract year the contract value grows to $105,000. The death benefit equals the standard death benefit, which is the contract value less purchase payment credits reversed, or $104,000. You have not reached the first contract anniversary so the EEB does not provide any additional benefit at this time.
•	On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

MAV death benefit amount (contract value):	$110,000
plus the EEB which equals 40% of earnings at death (MAV death benefit amount minus payments not previously surrendered):
0.40 × ($110,000 – $100,000) =	+4,000

90    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Total death benefit of:	$114,000
•	On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit amount (maximum anniversary value):	$110,000
plus the EEB (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•	During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
$110,000 –	($50,000 × $110,000)	=	$57,619
	$105,000
plus the EEB (40% of earnings at death):
0.40 × ($57,619 – $55,000) =			+1,048
Total death benefit of:			$58,667
•	On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $58,667. The reduction in contract value has no effect.
•	On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit equals:

MAV death benefit amount (contract value):	$200,000
plus the EEB (40% of earnings at death)
0.40 × 2.50 × ($55,000) =	+55,000
Total death benefit of:	$255,000
•	During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit equals:

MAV death benefit amount (contract value less purchase payment credits reversed)	$250,000
plus the EEB (40% of earnings at death)
0.40 × 2.50 × ($55,000) =	+55,000
Total death benefit of:	$305,000
•	During the eleventh contract year the contract value remains $250,500 and the “new” purchase payment is now one year old. The value of the EEB changes. The death benefit equals:

MAV death benefit amount (contract value):	$250,500
plus the EEB which equals 40% of earnings at death (the standard death benefit amount minus payments not previously surrendered):
0.40 × ($250,500 – $105,000) =	+58,200
Total death benefit of:	$ 308,700
Example — EEP Death Benefit
•	You purchase the contract with an exchange purchase payment of $100,000 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEP.
•	During the first contract year the contract value grows to $105,000. The death benefit equals the standard death benefit amount, which is the contract value less purchase payment credits reversed, or $104,000. You have not reached the first contract anniversary so neither the EEP Part I nor Part II provides any additional benefit at this time.
•	On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the EEP Part II does not provide any additional benefit at this time. The death benefit equals:

MAV death benefit amount (contract value):	$110,000

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    91

plus the EEP Part I which equals 40% of earnings at death (the MAV death benefit amount minus purchase payments not previously surrendered):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•	On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit amount (maximum anniversary value):	$110,000
plus the EEP Part I (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
plus the EEP Part II which in the third contract year
equals 10% of exchange purchase payments identified at issue and not previously surrendered:
0.10 × $100,000 =	+10,000
Total death benefit of:	$124,000
•	During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

	MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
$110,000 –	($50,000 × $110,000) =	$57,619
	$105,000
	plus the EEP Part I (40% of earnings at death):
	0.40 × ($57,619 – $55,000) =	+1,048
	plus the EEP Part II which in the third contract year
	equals 10% of exchange purchase payments identified at issue and not previously surrendered:
	0.10 × $55,000 =	+5,500
	Total death benefit of:	$64,167
•	On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $64,167. The reduction in contract value has no effect.
•	On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the EEP also reaches its maximum of 20%. The death benefit equals:

MAV death benefit amount (contract value):	$200,000
plus the EEP Part I (40% of earnings at death)
.40 × (2.50 × $55,000) =	+55,000
plus the EEP Part II which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered: 0.20 × $55,000 =	+11,000
Total death benefit of:	$266,000
•	During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on either the EEP Part I or EEP Part II. The death benefit equals:

MAV death benefit amount (contract value less purchase payment credits reversed):	$250,000
plus the EEP Part I (40% of earnings at death)
.40 × (2.50 × $55,000) =	+55,000
plus the EEP Part II, which after the fourth contract year equals 20% of exchange purchase payments identified at issue and Not previously surrendered: 0.20 × $55,000 =	+11,000
Total death benefit of:	$316,000

92    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

•	During the eleventh contract year the contract value remains $250,500 and the “new” purchase payment is now one year old. The value of the EEP Part I changes but the value of the EEP Part II remains constant. The death benefit equals:

MAV death benefit amount (contract value):	$250,500
the EEP Part I which equals 40% of earnings at death (the MAV death benefit minus payments not previously surrendered):
0.40 × ($250,500 – $105,000) =	+58,200
plus the EEP Part II, which after the fourth contract year equals 20% of exchange purchase payments identified at issue And not previously surrendered: 0.20 × $55,000 =	+11,000
Total death benefit of:	$ 319,700

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    93

Appendix D: Example — Withdrawal Benefit Riders: Electing Step-up or Spousal Continuation Step-up
Assumptions:
This example assumes that the covered person (for joint life, younger covered spouse) is 65 or older and there are no additional purchase payments or withdrawals.
•	You own a RiverSource variable annuity with a withdrawal benefit rider. You are currently invested in the Variable Portfolio — Moderately Aggressive Portfolio (Class 2) (a Portfolio Navigator fund) with a current rider fee of 0.65%.
Your Contract Value (CV) is $100,000 and your withdrawal benefit rider currently provides the following benefits:
1)	You can withdraw $6,000 a year for the rest of your life. This is your Annual Lifetime Payment, or
2)	You can withdraw $7,000 a year until you have withdrawn a total of $100,000. This is your Guaranteed Benefit Payment.
Based on your current CV, you will pay a rider fee of approximately $650 on your next annuity contract anniversary.
•	The annual fee for this rider has increased to 0.95% for clients invested in the Variable Portfolio — Moderately Aggressive Portfolio (Class 2).
The following compares certain options available to you. Changes to rider values or fees are presented for two different scenarios where your CV increases to either $110,000 or $101,000 over the contract year:
1)	Elect to lock in your contract gains to your benefit values (step-up):

	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$600	$ 60
Increase in Guaranteed Benefit Payment	$700	$70
Increase in Annual Rider Fee	0.30%	0.30%
Increase in Annual Contract Charge	$330	$303
Automatic Step-ups will continue on your next anniversary (if available under your rider).
2)	Do not elect to lock in your contract gains (no step-up):

	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$0	$0
Increase in Guaranteed Benefit Payment	$0	$0
Increase in Annual Rider Fee	0%	0%
Increase in Annual Contract Charge	$65	$6.50
Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. On your next anniversary, you will again have the option to elect the step-up (lock in contract gains)
3)	Move to one of the Portfolio Stabilizer funds and elect the step-up:

	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$600	$60
Increase in Guaranteed Benefit Payment	$700	$70
Increase in Annual Rider Fee	0%	0%
Increase in Annual Contract Charge	$65	$6.50
Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. Automatic Step-ups will continue on your next anniversary (if available under your rider).
The above example is for illustrative purposes only. The assumptions and calculations used are not intended to be consistent with any one rider, but instead are intended to provide an idea of how different scenarios would operate. Your specific rider may use different calculations for fees or have different benefits available. For a full description and rules applicable to step-up options under your rider, please see the “Optional Living Benefits” section.
Electing to step-up may result in different increases to the annual rider charge relative to the increase in your rider values. You should weigh the resulting increased charge due to the step-up versus the increases to your benefits to determine the option that is best for you.

94    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Appendix E: Condensed Financial Information (Unaudited)
The following tables give per-unit information about the financial history of each subaccount representing the lowest and highest total annual variable account expense combinations for each contract. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2017. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.
Variable account charges of 0.55% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.12	$1.09	$1.11	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.27	$1.12	$1.09	$1.11	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	68	69	39	46	33	—	—	—	—	—

AB VPS Global Thematic Growth Portfolio (Class B) (11/01/2005)
Accumulation unit value at beginning of period	$1.41	$1.43	$1.40	$1.34	$1.10	$0.97	$1.28	$1.08	$0.71	$1.36
Accumulation unit value at end of period	$1.91	$1.41	$1.43	$1.40	$1.34	$1.10	$0.97	$1.28	$1.08	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	11	22	24	34	37	48	60	76	69	49

AB VPS Growth and Income Portfolio (Class B) (08/13/2001)
Accumulation unit value at beginning of period	$2.16	$1.96	$1.94	$1.79	$1.33	$1.14	$1.08	$0.97	$0.81	$1.37
Accumulation unit value at end of period	$2.55	$2.16	$1.96	$1.94	$1.79	$1.33	$1.14	$1.08	$0.97	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	189	201	243	196	213	310	314	321	388	452

AB VPS International Value Portfolio (Class B) (08/13/2001)
Accumulation unit value at beginning of period	$1.79	$1.81	$1.78	$1.91	$1.57	$1.38	$1.72	$1.66	$1.24	$2.68
Accumulation unit value at end of period	$2.23	$1.79	$1.81	$1.78	$1.91	$1.57	$1.38	$1.72	$1.66	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	314	356	518	527	675	856	982	1,076	1,925	3,352

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.03	$0.73	$1.19	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.01	$1.03	$0.73	$1.19	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	286	318	513	440	223	—	—	—	—	—

American Century VP International, Class II (08/13/2001)
Accumulation unit value at beginning of period	$1.57	$1.67	$1.67	$1.78	$1.47	$1.22	$1.39	$1.24	$0.93	$1.70
Accumulation unit value at end of period	$2.04	$1.57	$1.67	$1.67	$1.78	$1.47	$1.22	$1.39	$1.24	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	211	312	286	281	141	48	48	65	263	286

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$2.11	$1.73	$1.76	$1.53	$1.18	$1.02	$1.04	$0.88	$0.68	$0.90
Accumulation unit value at end of period	$2.34	$2.11	$1.73	$1.76	$1.53	$1.18	$1.02	$1.04	$0.88	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	259	217	155	425	445	385	101	153	1,289	1,327

American Century VP Ultra®, Class II (11/01/2005)
Accumulation unit value at beginning of period	$1.98	$1.91	$1.81	$1.65	$1.21	$1.07	$1.07	$0.93	$0.69	$1.20
Accumulation unit value at end of period	$2.60	$1.98	$1.91	$1.81	$1.65	$1.21	$1.07	$1.07	$0.93	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	160	164	199	189	81	80	98	73	91	72

American Century VP Value, Class II (08/13/2001)
Accumulation unit value at beginning of period	$2.82	$2.36	$2.47	$2.20	$1.68	$1.48	$1.47	$1.31	$1.10	$1.51
Accumulation unit value at end of period	$3.05	$2.82	$2.36	$2.47	$2.20	$1.68	$1.48	$1.47	$1.31	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	156	198	296	329	374	431	570	525	469	483

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.21	$1.17	$1.19	$1.17	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.37	$1.21	$1.17	$1.19	$1.17	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	167	96	82	155	130	103	—	—	—	—

Calvert VP SRI Balanced Portfolio – Class I (05/01/2000)
Accumulation unit value at beginning of period	$1.68	$1.56	$1.61	$1.47	$1.26	$1.14	$1.10	$0.99	$0.79	$1.16
Accumulation unit value at end of period	$1.87	$1.68	$1.56	$1.61	$1.47	$1.26	$1.14	$1.10	$0.99	$0.79
Number of accumulation units outstanding at end of period (000 omitted)	—	—	2	2	2	5	6	6	10	24

ClearBridge Variable Small Cap Growth Portfolio – Class I (04/27/2007)
Accumulation unit value at beginning of period	$1.93	$1.83	$1.93	$1.86	$1.27	$1.07	$1.06	$0.85	$0.60	$1.02
Accumulation unit value at end of period	$2.38	$1.93	$1.83	$1.93	$1.86	$1.27	$1.07	$1.06	$0.85	$0.60
Number of accumulation units outstanding at end of period (000 omitted)	117	113	107	101	46	73	49	109	136	127

Columbia Variable Portfolio – Balanced Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.99	$1.88	$1.86	$1.70	$1.41	$1.24	$1.22	$1.09	$0.88	$1.26
Accumulation unit value at end of period	$2.27	$1.99	$1.88	$1.86	$1.70	$1.41	$1.24	$1.22	$1.09	$0.88
Number of accumulation units outstanding at end of period (000 omitted)	734	750	530	441	428	363	580	634	733	602

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    95

Variable account charges of 0.55% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.61	$0.55	$0.73	$0.93	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.62	$0.61	$0.55	$0.73	$0.93	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	40	34	4	1	—	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.50	$1.39	$1.36	$1.22	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.82	$1.50	$1.39	$1.36	$1.22	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	352	374	385	191	42	—	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.60	$1.49	$1.49	$1.30	$0.97	$0.86	$0.82	$0.70	$0.57	$0.99
Accumulation unit value at end of period	$1.97	$1.60	$1.49	$1.49	$1.30	$0.97	$0.86	$0.82	$0.70	$0.57
Number of accumulation units outstanding at end of period (000 omitted)	197	261	366	359	386	508	464	565	877	1,397

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.89	$0.91	$0.93	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.90	$0.89	$0.91	$0.93	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	16	24	43	1	1	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$2.76	$2.44	$2.53	$2.31	$1.83	$1.62	$1.71	$1.47	$1.16	$1.96
Accumulation unit value at end of period	$3.13	$2.76	$2.44	$2.53	$2.31	$1.83	$1.62	$1.71	$1.47	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	875	953	1,139	1,308	1,443	1,536	1,770	2,153	7,610	8,565

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$0.90	$0.91	$0.91	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$0.99	$0.90	$0.91	$0.91	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	450	124	101	89	43	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (05/01/2000)
Accumulation unit value at beginning of period	$2.32	$2.23	$2.46	$2.53	$2.59	$2.16	$2.75	$2.31	$1.33	$2.90
Accumulation unit value at end of period	$3.40	$2.32	$2.23	$2.46	$2.53	$2.59	$2.16	$2.75	$2.31	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	635	574	695	703	738	743	843	1,028	1,522	2,437

Columbia Variable Portfolio – Global Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.69	$1.72	$1.84	$1.84	$2.01	$1.90	$1.82	$1.72	$1.55	$1.56
Accumulation unit value at end of period	$1.78	$1.69	$1.72	$1.84	$1.84	$2.01	$1.90	$1.82	$1.72	$1.55
Number of accumulation units outstanding at end of period (000 omitted)	235	349	392	578	726	1,005	1,122	1,599	3,215	2,861

Columbia Variable Portfolio – Government Money Market Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.19	$1.20	$1.21	$1.21	$1.22	$1.23	$1.23	$1.24	$1.25	$1.22
Accumulation unit value at end of period	$1.19	$1.19	$1.20	$1.21	$1.21	$1.22	$1.23	$1.23	$1.24	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	2,776	243	493	825	441	309	514	613	2,492	10,988

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$2.62	$2.36	$2.40	$2.32	$2.20	$1.91	$1.82	$1.61	$1.05	$1.41
Accumulation unit value at end of period	$2.77	$2.62	$2.36	$2.40	$2.32	$2.20	$1.91	$1.82	$1.61	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	477	540	650	740	847	722	695	706	639	713

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$2.13	$1.93	$1.96	$1.90	$1.82	$1.59	$1.51	$1.34	$0.95	$1.17
Accumulation unit value at end of period	$2.25	$2.13	$1.93	$1.96	$1.90	$1.82	$1.59	$1.51	$1.34	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	717	968	934	984	924	2,007	1,306	1,132	5,111	2,233

Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.95	$1.87	$1.88	$1.79	$1.85	$1.73	$1.63	$1.51	$1.33	$1.43
Accumulation unit value at end of period	$2.01	$1.95	$1.87	$1.88	$1.79	$1.85	$1.73	$1.63	$1.51	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	605	648	976	1,053	1,574	2,726	2,923	3,828	10,140	8,140

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.22	$1.21	$1.12	$0.99	$0.76	$0.64	$0.66	$0.57	$0.42	$0.75
Accumulation unit value at end of period	$1.55	$1.22	$1.21	$1.12	$0.99	$0.76	$0.64	$0.66	$0.57	$0.42
Number of accumulation units outstanding at end of period (000 omitted)	812	837	1,330	1,230	1,278	1,240	1,358	1,192	2,260	2,601

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (05/01/2000)
Accumulation unit value at beginning of period	$1.79	$1.62	$1.61	$1.43	$1.09	$0.95	$0.94	$0.83	$0.66	$1.05
Accumulation unit value at end of period	$2.16	$1.79	$1.62	$1.61	$1.43	$1.09	$0.95	$0.94	$0.83	$0.66
Number of accumulation units outstanding at end of period (000 omitted)	247	265	774	255	185	209	127	314	741	1,447

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (06/30/2014)
Accumulation unit value at beginning of period	$0.96	$0.92	$0.95	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.98	$0.96	$0.92	$0.95	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	79	37	48	—	—	—	—	—	—	—

96    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Variable account charges of 0.55% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.01	$0.99	$1.00	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.01	$0.99	$1.00	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	63	98	83	189	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (05/01/2001)
Accumulation unit value at beginning of period	$2.19	$2.16	$2.06	$1.93	$1.48	$1.34	$1.58	$1.26	$0.78	$1.41
Accumulation unit value at end of period	$2.68	$2.19	$2.16	$2.06	$1.93	$1.48	$1.34	$1.58	$1.26	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	76	74	77	72	90	128	124	238	363	242

Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (05/02/2005)
Accumulation unit value at beginning of period	$2.46	$2.17	$2.30	$2.06	$1.50	$1.28	$1.40	$1.15	$0.82	$1.50
Accumulation unit value at end of period	$2.78	$2.46	$2.17	$2.30	$2.06	$1.50	$1.28	$1.40	$1.15	$0.82
Number of accumulation units outstanding at end of period (000 omitted)	224	259	342	346	370	385	467	338	1,292	1,658

Columbia Variable Portfolio – Overseas Core Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.20	$1.28	$1.23	$1.35	$1.11	$0.95	$1.09	$0.96	$0.76	$1.28
Accumulation unit value at end of period	$1.51	$1.20	$1.28	$1.23	$1.35	$1.11	$0.95	$1.09	$0.96	$0.76
Number of accumulation units outstanding at end of period (000 omitted)	450	658	411	396	323	346	363	399	910	1,080

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.38	$2.00	$2.12	$1.91	$1.40	$1.18	$1.21	$1.01	$0.81	$1.34
Accumulation unit value at end of period	$2.87	$2.38	$2.00	$2.12	$1.91	$1.40	$1.18	$1.21	$1.01	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	52	115	211	272	282	205	198	120	195	67

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$3.29	$2.91	$3.02	$2.87	$1.94	$1.66	$1.82	$1.44	$1.04	$1.70
Accumulation unit value at end of period	$3.67	$3.29	$2.91	$3.02	$2.87	$1.94	$1.66	$1.82	$1.44	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	87	98	100	176	127	126	152	71	57	113

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.50	$1.47	$1.46	$1.39	$1.42	$1.41	$1.39	$1.36	$1.30	$1.34
Accumulation unit value at end of period	$1.54	$1.50	$1.47	$1.46	$1.39	$1.42	$1.41	$1.39	$1.36	$1.30
Number of accumulation units outstanding at end of period (000 omitted)	101	530	984	1,089	234	494	1,843	1,670	825	1,394

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2006)
Accumulation unit value at beginning of period	$0.53	$0.48	$0.64	$0.78	$0.87	$0.90	$1.03	$0.89	$0.75	$1.13
Accumulation unit value at end of period	$0.54	$0.53	$0.48	$0.64	$0.78	$0.87	$0.90	$1.03	$0.89	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	386	429	460	478	635	624	617	533	605	506

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.02	$1.12	$1.13	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.00	$1.02	$1.12	$1.13	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	410	429	248	52	32	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$1.53	$1.42	$1.45	$1.34	$1.43	$1.36	$1.24	$1.20	$1.13	$1.13
Accumulation unit value at end of period	$1.56	$1.53	$1.42	$1.45	$1.34	$1.43	$1.36	$1.24	$1.20	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	399	416	465	466	581	768	1,132	1,988	5,705	2,307

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.04	$1.00	$1.05	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.27	$1.04	$1.00	$1.05	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	60	26	281	10	3	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 1) (04/29/2016)
Accumulation unit value at beginning of period	$1.06	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.40	$1.06	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	507	618	—	—	—	—	—	—	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.63	$1.50	$1.50	$1.35	$1.06	$0.96	$1.00	$0.90	$0.69	$1.13
Accumulation unit value at end of period	$1.95	$1.63	$1.50	$1.50	$1.35	$1.06	$0.96	$1.00	$0.90	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	100	109	275	271	183	200	264	276	7,045	4,641

CTIVP SM – Victory Sycamore Established Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.76	$2.30	$2.31	$2.07	$1.53	$1.32	$1.42	$1.17	$0.86	$1.37
Accumulation unit value at end of period	$3.18	$2.76	$2.30	$2.31	$2.07	$1.53	$1.32	$1.42	$1.17	$0.86
Number of accumulation units outstanding at end of period (000 omitted)	83	140	143	132	173	125	127	115	176	74

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (06/30/2014)
Accumulation unit value at beginning of period	$1.00	$1.00	$1.00	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.00	$1.00	$1.00	$1.00	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	17	4	1	110	—	—	—	—	—	—

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    97

Variable account charges of 0.55% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$1.00	$0.96	$1.03	$1.00	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.07	$1.00	$0.96	$1.03	$1.00	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	27	84	221	265	160	60	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund – Initial Class (05/01/2006)
Accumulation unit value at beginning of period	$1.41	$1.30	$1.32	$1.32	$1.28	$1.20	$1.18	$1.08	$0.76	$1.04
Accumulation unit value at end of period	$1.45	$1.41	$1.30	$1.32	$1.32	$1.28	$1.20	$1.18	$1.08	$0.76
Number of accumulation units outstanding at end of period (000 omitted)	1,997	2,210	1,326	1,701	3,678	1,490	1,730	1,433	2,787	2,025

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (05/01/2006)
Accumulation unit value at beginning of period	$1.86	$1.74	$1.74	$1.57	$1.20	$1.04	$1.08	$0.93	$0.69	$1.21
Accumulation unit value at end of period	$2.25	$1.86	$1.74	$1.74	$1.57	$1.20	$1.04	$1.08	$0.93	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	1,064	1,286	1,842	1,783	1,861	2,280	2,496	2,532	4,368	8,518

Fidelity ® VIP Growth & Income Portfolio Service Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$2.27	$1.97	$2.03	$1.85	$1.40	$1.19	$1.18	$1.04	$0.82	$1.42
Accumulation unit value at end of period	$2.63	$2.27	$1.97	$2.03	$1.85	$1.40	$1.19	$1.18	$1.04	$0.82
Number of accumulation units outstanding at end of period (000 omitted)	98	102	117	148	338	454	438	473	805	963

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$4.00	$3.59	$3.67	$3.48	$2.58	$2.26	$2.55	$1.99	$1.43	$2.39
Accumulation unit value at end of period	$4.79	$4.00	$3.59	$3.67	$3.48	$2.58	$2.26	$2.55	$1.99	$1.43
Number of accumulation units outstanding at end of period (000 omitted)	505	589	823	762	894	1,062	1,077	1,379	2,734	3,823

Fidelity ® VIP Overseas Portfolio Service Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$1.71	$1.81	$1.76	$1.93	$1.49	$1.25	$1.52	$1.35	$1.08	$1.93
Accumulation unit value at end of period	$2.20	$1.71	$1.81	$1.76	$1.93	$1.49	$1.25	$1.52	$1.35	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	215	212	343	320	359	344	464	548	558	771

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.06	$0.99	$1.01	$0.99	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$1.06	$0.99	$1.01	$0.99	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	240	44	91	43	59	—	—	—	—	—

Franklin Global Real Estate VIP Fund – Class 2 (09/15/1999)
Accumulation unit value at beginning of period	$2.91	$2.91	$2.91	$2.54	$2.50	$1.97	$2.10	$1.75	$1.48	$2.58
Accumulation unit value at end of period	$3.20	$2.91	$2.91	$2.91	$2.54	$2.50	$1.97	$2.10	$1.75	$1.48
Number of accumulation units outstanding at end of period (000 omitted)	216	347	369	255	182	170	163	203	232	262

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.17	$1.03	$1.12	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.28	$1.17	$1.03	$1.12	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	112	143	318	271	25	—	—	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$2.26	$1.96	$2.07	$1.95	$1.53	$1.34	$1.36	$1.23	$0.98	$1.57
Accumulation unit value at end of period	$2.44	$2.26	$1.96	$2.07	$1.95	$1.53	$1.34	$1.36	$1.23	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	171	172	205	163	147	255	264	354	525	670

Franklin Small Cap Value VIP Fund – Class 2 (09/15/1999)
Accumulation unit value at beginning of period	$4.80	$3.71	$4.03	$4.02	$2.97	$2.52	$2.64	$2.07	$1.61	$2.42
Accumulation unit value at end of period	$5.28	$4.80	$3.71	$4.03	$4.02	$2.97	$2.52	$2.64	$2.07	$1.61
Number of accumulation units outstanding at end of period (000 omitted)	180	215	221	321	286	301	212	215	352	465

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (09/15/1999)
Accumulation unit value at beginning of period	$4.79	$4.24	$4.69	$4.15	$3.14	$2.67	$2.86	$2.30	$1.74	$2.78
Accumulation unit value at end of period	$5.29	$4.79	$4.24	$4.69	$4.15	$3.14	$2.67	$2.86	$2.30	$1.74
Number of accumulation units outstanding at end of period (000 omitted)	261	313	383	393	406	448	611	738	922	1,060

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.92	$0.97	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.91	$0.92	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	389	410	410	54	—	—	—	—	—	—

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (09/15/1999)
Accumulation unit value at beginning of period	$2.00	$1.81	$1.82	$1.57	$1.15	$1.01	$0.98	$0.87	$0.72	$1.15
Accumulation unit value at end of period	$2.46	$2.00	$1.81	$1.82	$1.57	$1.15	$1.01	$0.98	$0.87	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	415	329	405	495	466	546	592	745	826	1,128

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.53	$1.51	$1.45	$1.35	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.94	$1.53	$1.51	$1.45	$1.35	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	51	29	28	40	78	283	—	—	—	—

98    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Variable account charges of 0.55% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.09	$0.99	$1.04	$0.99	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.09	$0.99	$1.04	$0.99	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	206	291	313	316	130	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.30	$1.97	$2.12	$1.95	$1.45	$1.22	$1.26	$1.09	$0.85	$1.34
Accumulation unit value at end of period	$2.69	$2.30	$1.97	$2.12	$1.95	$1.45	$1.22	$1.26	$1.09	$0.85
Number of accumulation units outstanding at end of period (000 omitted)	430	507	519	554	557	670	788	719	2,639	3,700

Invesco V.I. Diversified Dividend Fund, Series I Shares (04/29/2011)
Accumulation unit value at beginning of period	$1.84	$1.61	$1.59	$1.42	$1.09	$0.92	$1.00	—	—	—
Accumulation unit value at end of period	$1.99	$1.84	$1.61	$1.59	$1.42	$1.09	$0.92	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	157	127	145	160	191	149	100	—	—	—

Invesco V.I. Health Care Fund, Series II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.96	$2.23	$2.18	$1.84	$1.32	$1.10	$1.07	$1.02	$0.81	$1.14
Accumulation unit value at end of period	$2.25	$1.96	$2.23	$2.18	$1.84	$1.32	$1.10	$1.07	$1.02	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	282	278	288	158	149	117	103	132	403	73

Invesco V.I. International Growth Fund, Series II Shares (11/01/2005)
Accumulation unit value at beginning of period	$1.67	$1.69	$1.75	$1.76	$1.49	$1.30	$1.40	$1.25	$0.93	$1.58
Accumulation unit value at end of period	$2.04	$1.67	$1.69	$1.75	$1.76	$1.49	$1.30	$1.40	$1.25	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	289	290	372	272	249	273	294	380	2,658	2,794

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.43	$1.43	$1.42	$1.33	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.74	$1.43	$1.43	$1.42	$1.33	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	83	91	125	92	63	50	—	—	—	—

Invesco V.I. Technology Fund, Series I Shares (08/13/2001)
Accumulation unit value at beginning of period	$1.36	$1.38	$1.29	$1.17	$0.94	$0.85	$0.90	$0.75	$0.48	$0.86
Accumulation unit value at end of period	$1.82	$1.36	$1.38	$1.29	$1.17	$0.94	$0.85	$0.90	$0.75	$0.48
Number of accumulation units outstanding at end of period (000 omitted)	331	321	368	435	445	477	506	618	411	351

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$1.04	$1.14	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.00	$1.04	$1.14	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	14	14	154	148	142	—	—	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$1.02	$1.03	$0.99	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.07	$1.04	$1.02	$1.03	$0.99	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	46	189	210	208	—	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.21	$1.18	$1.22	$1.19	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.40	$1.21	$1.18	$1.22	$1.19	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	1	—	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.63	$1.63	$1.56	$1.39	$1.08	$0.92	$0.98	$0.86	$0.63	$1.06
Accumulation unit value at end of period	$2.07	$1.63	$1.63	$1.56	$1.39	$1.08	$0.92	$0.98	$0.86	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	176	246	309	266	328	387	461	568	6,880	6,240

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.17	$1.14	$1.15	$1.13	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.40	$1.17	$1.14	$1.15	$1.13	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	127	116	90	44	6	—	—	—	—	—

MFS ® Massachusetts Investors Growth Stock Portfolio – Service Class (03/27/2015)
Accumulation unit value at beginning of period	$1.03	$0.98	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.31	$1.03	$0.98	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	144	172	143	—	—	—	—	—	—	—

MFS ® New Discovery Series – Service Class (05/01/2000)
Accumulation unit value at beginning of period	$1.97	$1.82	$1.87	$2.03	$1.44	$1.20	$1.35	$1.00	$0.62	$1.02
Accumulation unit value at end of period	$2.47	$1.97	$1.82	$1.87	$2.03	$1.44	$1.20	$1.35	$1.00	$0.62
Number of accumulation units outstanding at end of period (000 omitted)	83	148	158	156	173	89	131	102	190	92

MFS ® Utilities Series – Service Class (08/13/2001)
Accumulation unit value at beginning of period	$3.15	$2.85	$3.36	$3.00	$2.51	$2.23	$2.11	$1.86	$1.41	$2.28
Accumulation unit value at end of period	$3.59	$3.15	$2.85	$3.36	$3.00	$2.51	$2.23	$2.11	$1.86	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	323	386	518	601	684	584	543	500	562	821

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    99

Variable account charges of 0.55% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.42	$1.38	$1.41	$1.25	$1.22	$0.94	$1.06	$0.87	$0.62	$1.12
Accumulation unit value at end of period	$1.55	$1.42	$1.38	$1.41	$1.25	$1.22	$0.94	$1.06	$0.87	$0.62
Number of accumulation units outstanding at end of period (000 omitted)	205	219	346	337	343	314	467	451	1,794	1,961

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.54	$1.70	$1.81	$1.79	$1.31	$1.21	$1.31	$1.00	$0.64	$1.21
Accumulation unit value at end of period	$2.12	$1.54	$1.70	$1.81	$1.79	$1.31	$1.21	$1.31	$1.00	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	116	125	131	172	192	241	300	317	356	270

Neuberger Berman AMT International Equity Portfolio (Class S) (05/01/2006)
Accumulation unit value at beginning of period	$1.06	$1.09	$1.07	$1.12	$0.95	$0.81	$0.93	$0.76	$0.57	$1.07
Accumulation unit value at end of period	$1.34	$1.06	$1.09	$1.07	$1.12	$0.95	$0.81	$0.93	$0.76	$0.57
Number of accumulation units outstanding at end of period (000 omitted)	102	254	307	299	275	165	154	142	1,718	1,971

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.92	$0.93	$0.99	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.98	$0.92	$0.93	$0.99	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	78	77	30	1	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.20	$2.21	$2.15	$2.12	$1.67	$1.39	$1.53	$1.33	$0.96	$1.62
Accumulation unit value at end of period	$2.98	$2.20	$2.21	$2.15	$2.12	$1.67	$1.39	$1.53	$1.33	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	205	305	381	389	443	349	429	524	604	777

Oppenheimer Global Strategic Income Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$1.69	$1.60	$1.65	$1.62	$1.63	$1.45	$1.45	$1.27	$1.08	$1.27
Accumulation unit value at end of period	$1.78	$1.69	$1.60	$1.65	$1.62	$1.63	$1.45	$1.45	$1.27	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	986	1,236	1,552	2,503	2,994	3,277	3,125	3,938	8,634	8,498

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.79	$2.39	$2.55	$2.30	$1.64	$1.41	$1.45	$1.18	$0.87	$1.41
Accumulation unit value at end of period	$3.16	$2.79	$2.39	$2.55	$2.30	$1.64	$1.41	$1.45	$1.18	$0.87
Number of accumulation units outstanding at end of period (000 omitted)	229	206	335	342	337	360	394	368	717	646

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2006)
Accumulation unit value at beginning of period	$1.49	$1.33	$1.47	$1.47	$1.48	$1.29	$1.27	$1.13	$0.94	$1.12
Accumulation unit value at end of period	$1.68	$1.49	$1.33	$1.47	$1.47	$1.48	$1.29	$1.27	$1.13	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	192	218	279	321	414	688	700	590	3,431	4,628

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$1.01	$0.98	$0.99	$0.95	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.01	$0.98	$0.99	$0.95	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4	4	4	4	4	54	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$1.02	$1.00	$1.00	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.06	$1.02	$1.00	$1.00	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	58	71	68	63	—	—	—	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (08/13/2001)
Accumulation unit value at beginning of period	$2.36	$2.68	$2.50	$1.97	$1.40	$1.15	$1.17	$1.15	$0.92	$1.11
Accumulation unit value at end of period	$2.71	$2.36	$2.68	$2.50	$1.97	$1.40	$1.15	$1.17	$1.15	$0.92
Number of accumulation units outstanding at end of period (000 omitted)	163	147	162	113	104	52	50	40	27	111

Putnam VT International Equity Fund – Class IB Shares (08/13/2001)
Accumulation unit value at beginning of period	$1.53	$1.58	$1.59	$1.71	$1.34	$1.11	$1.34	$1.23	$0.99	$1.78
Accumulation unit value at end of period	$1.93	$1.53	$1.58	$1.59	$1.71	$1.34	$1.11	$1.34	$1.23	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	52	69	86	30	24	20	24	32	57	91

Putnam VT Sustainable Leaders Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$2.02	$1.88	$1.90	$1.68	$1.24	$1.07	$1.13	$1.00	—	—
Accumulation unit value at end of period	$2.60	$2.02	$1.88	$1.90	$1.68	$1.24	$1.07	$1.13	—	—
Number of accumulation units outstanding at end of period (000 omitted)	18	18	16	33	30	123	123	139	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.97	$0.95	$0.99	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.98	$0.97	$0.95	$0.99	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	172	93	92	159	108	—	—	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.80	$0.54	$0.72	$0.77	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.88	$0.80	$0.54	$0.72	$0.77	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	120	128	159	219	180	—	—	—	—	—

100    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Variable account charges of 0.55% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.61	$1.52	$1.54	$1.47	$1.23	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.90	$1.61	$1.52	$1.54	$1.47	$1.23	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,549	1,572	1,799	1,788	1,803	1,277	1,257	395	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.61	$1.53	$1.55	$1.47	$1.23	$1.09	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.90	$1.61	$1.53	$1.55	$1.47	$1.23	$1.09	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,962	4,054	6,778	9,239	15,408	16,382	18,860	26,354	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.25	$1.21	$1.22	$1.18	$1.15	$1.08	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.33	$1.25	$1.21	$1.22	$1.18	$1.15	$1.08	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,109	2,414	2,445	2,701	3,557	5,335	1,443	1,174	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.25	$1.21	$1.22	$1.18	$1.15	$1.08	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.33	$1.25	$1.21	$1.22	$1.18	$1.15	$1.08	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	613	295	309	369	3,064	6,408	4,175	8,371	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	12	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.05	$1.02	$1.04	$1.00	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.05	$1.02	$1.04	$1.00	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	1,537	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.05	$1.03	$1.05	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.05	$1.03	$1.05	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	358	404	482	441	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.06	$1.03	$1.07	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.06	$1.03	$1.07	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,102	7,218	8,409	13,375	6,029	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.06	$1.03	$1.06	$1.02	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.06	$1.03	$1.06	$1.02	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,939	2,893	3,432	5,176	3,575	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.44	$1.38	$1.40	$1.34	$1.21	$1.09	$1.10	$1.00	—	—
Accumulation unit value at end of period	$1.62	$1.44	$1.38	$1.40	$1.34	$1.21	$1.09	$1.10	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,853	3,038	2,869	3,010	3,851	4,778	4,194	507	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.44	$1.38	$1.40	$1.34	$1.21	$1.09	$1.10	$1.00	—	—
Accumulation unit value at end of period	$1.62	$1.44	$1.38	$1.40	$1.34	$1.21	$1.09	$1.10	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,486	8,454	11,957	13,455	13,901	17,266	21,448	21,627	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.52	$1.45	$1.47	$1.41	$1.22	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.76	$1.52	$1.45	$1.47	$1.41	$1.22	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,514	1,698	1,794	2,877	3,380	1,378	1,064	2,007	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.52	$1.46	$1.48	$1.41	$1.22	$1.09	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.76	$1.52	$1.46	$1.48	$1.41	$1.22	$1.09	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,707	8,031	9,853	11,020	22,674	24,938	26,294	23,294	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.34	$1.29	$1.30	$1.25	$1.18	$1.09	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.46	$1.34	$1.29	$1.30	$1.25	$1.18	$1.09	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,510	2,259	1,459	2,282	1,477	1,950	1,471	—	—	—

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    101

Variable account charges of 0.55% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.34	$1.30	$1.31	$1.26	$1.18	$1.09	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.47	$1.34	$1.30	$1.31	$1.26	$1.18	$1.09	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,261	2,516	4,127	4,214	4,237	4,691	9,103	5,162	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (08/14/2001)
Accumulation unit value at beginning of period	$3.42	$2.74	$3.04	$2.99	$2.23	$1.98	$2.08	$1.68	$1.24	$1.82
Accumulation unit value at end of period	$3.64	$3.42	$2.74	$3.04	$2.99	$2.23	$1.98	$2.08	$1.68	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	89	109	140	143	317	402	542	707	3,210	3,353

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.06	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.05	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Wanger International (09/15/1999)
Accumulation unit value at beginning of period	$3.10	$3.16	$3.17	$3.34	$2.74	$2.27	$2.67	$2.15	$1.44	$2.67
Accumulation unit value at end of period	$4.09	$3.10	$3.16	$3.17	$3.34	$2.74	$2.27	$2.67	$2.15	$1.44
Number of accumulation units outstanding at end of period (000 omitted)	534	564	758	895	918	887	992	1,120	2,334	2,433

Wanger USA (09/15/1999)
Accumulation unit value at beginning of period	$3.71	$3.28	$3.32	$3.19	$2.40	$2.01	$2.09	$1.71	$1.21	$2.01
Accumulation unit value at end of period	$4.42	$3.71	$3.28	$3.32	$3.19	$2.40	$2.01	$2.09	$1.71	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	311	406	571	543	598	631	895	1,057	2,350	3,272

Wells Fargo VT International Equity Fund – Class 2 (02/04/2004)
Accumulation unit value at beginning of period	$1.62	$1.58	$1.56	$1.66	$1.39	$1.23	$1.43	$1.23	$1.07	$1.84
Accumulation unit value at end of period	$2.00	$1.62	$1.58	$1.56	$1.66	$1.39	$1.23	$1.43	$1.23	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	127	131	188	156	166	278	311	337	2,398	408

Wells Fargo VT Opportunity Fund – Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$2.61	$2.34	$2.42	$2.21	$1.70	$1.48	$1.57	$1.28	$0.87	$1.46
Accumulation unit value at end of period	$3.12	$2.61	$2.34	$2.42	$2.21	$1.70	$1.48	$1.57	$1.28	$0.87
Number of accumulation units outstanding at end of period (000 omitted)	14	53	75	85	73	109	148	121	298	182

Wells Fargo VT Small Cap Growth Fund – Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.32	$2.16	$2.24	$2.29	$1.54	$1.43	$1.51	$1.20	$0.79	$1.35
Accumulation unit value at end of period	$2.90	$2.32	$2.16	$2.24	$2.29	$1.54	$1.43	$1.51	$1.20	$0.79
Number of accumulation units outstanding at end of period (000 omitted)	38	54	87	96	110	136	160	198	225	258

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.07	$0.93	$1.00	$1.02	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.07	$0.93	$1.00	$1.02	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	33	12	21	23	17	—	—	—	—	—
Variable account charges of 0.75% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.11	$1.08	$1.11	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.11	$1.08	$1.11	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	557	776	932	699	542	—	—	—	—	—

AB VPS Global Thematic Growth Portfolio (Class B) (11/01/2005)
Accumulation unit value at beginning of period	$1.37	$1.40	$1.37	$1.32	$1.08	$0.96	$1.26	$1.07	$0.71	$1.36
Accumulation unit value at end of period	$1.86	$1.37	$1.40	$1.37	$1.32	$1.08	$0.96	$1.26	$1.07	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	1,296	1,165	1,366	1,644	1,917	2,217	3,348	4,452	5,299	3,750

AB VPS Growth and Income Portfolio (Class B) (08/13/2001)
Accumulation unit value at beginning of period	$2.10	$1.90	$1.89	$1.74	$1.30	$1.12	$1.06	$0.95	$0.80	$1.35
Accumulation unit value at end of period	$2.47	$2.10	$1.90	$1.89	$1.74	$1.30	$1.12	$1.06	$0.95	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	16,253	19,036	23,500	28,225	34,405	40,750	48,468	55,671	68,595	84,420

102    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS International Value Portfolio (Class B) (08/13/2001)
Accumulation unit value at beginning of period	$1.73	$1.76	$1.73	$1.87	$1.53	$1.35	$1.69	$1.63	$1.23	$2.64
Accumulation unit value at end of period	$2.15	$1.73	$1.76	$1.73	$1.87	$1.53	$1.35	$1.69	$1.63	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	27,445	32,314	39,737	47,056	56,626	67,635	83,009	102,937	150,692	202,780

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.02	$0.73	$1.18	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.00	$1.02	$0.73	$1.18	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,613	8,138	9,450	10,226	4,271	—	—	—	—	—

American Century VP International, Class II (08/13/2001)
Accumulation unit value at beginning of period	$1.52	$1.62	$1.63	$1.74	$1.43	$1.19	$1.37	$1.22	$0.92	$1.68
Accumulation unit value at end of period	$1.98	$1.52	$1.62	$1.63	$1.74	$1.43	$1.19	$1.37	$1.22	$0.92
Number of accumulation units outstanding at end of period (000 omitted)	6,126	7,243	8,868	10,641	12,866	15,014	19,142	22,872	26,575	32,736

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$2.07	$1.70	$1.74	$1.51	$1.17	$1.01	$1.03	$0.87	$0.68	$0.90
Accumulation unit value at end of period	$2.29	$2.07	$1.70	$1.74	$1.51	$1.17	$1.01	$1.03	$0.87	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	7,855	8,606	7,653	8,037	9,110	9,353	11,208	12,924	48,044	54,402

American Century VP Ultra®, Class II (11/01/2005)
Accumulation unit value at beginning of period	$1.93	$1.87	$1.77	$1.63	$1.20	$1.06	$1.06	$0.92	$0.69	$1.19
Accumulation unit value at end of period	$2.53	$1.93	$1.87	$1.77	$1.63	$1.20	$1.06	$1.06	$0.92	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	3,606	4,304	5,243	5,961	7,242	8,724	10,122	11,063	11,805	12,809

American Century VP Value, Class II (08/13/2001)
Accumulation unit value at beginning of period	$2.74	$2.29	$2.41	$2.15	$1.65	$1.45	$1.45	$1.29	$1.08	$1.49
Accumulation unit value at end of period	$2.95	$2.74	$2.29	$2.41	$2.15	$1.65	$1.45	$1.45	$1.29	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	20,946	25,296	29,626	35,660	42,005	47,968	56,802	64,096	72,598	82,749

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.20	$1.16	$1.18	$1.17	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.20	$1.16	$1.18	$1.17	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7,930	9,667	12,251	12,313	10,851	3,746	—	—	—	—

Calvert VP SRI Balanced Portfolio – Class I (05/01/2000)
Accumulation unit value at beginning of period	$1.62	$1.51	$1.56	$1.43	$1.22	$1.12	$1.07	$0.97	$0.78	$1.14
Accumulation unit value at end of period	$1.80	$1.62	$1.51	$1.56	$1.43	$1.22	$1.12	$1.07	$0.97	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	6,913	7,847	8,548	9,533	10,738	11,585	12,719	14,304	15,940	18,431

ClearBridge Variable Small Cap Growth Portfolio – Class I (04/27/2007)
Accumulation unit value at beginning of period	$1.89	$1.80	$1.90	$1.84	$1.26	$1.06	$1.06	$0.85	$0.60	$1.02
Accumulation unit value at end of period	$2.33	$1.89	$1.80	$1.90	$1.84	$1.26	$1.06	$1.06	$0.85	$0.60
Number of accumulation units outstanding at end of period (000 omitted)	900	980	1,379	1,846	1,999	1,455	1,187	1,271	1,551	1,524

Columbia Variable Portfolio – Balanced Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.93	$1.82	$1.81	$1.65	$1.37	$1.21	$1.19	$1.07	$0.86	$1.24
Accumulation unit value at end of period	$2.19	$1.93	$1.82	$1.81	$1.65	$1.37	$1.21	$1.19	$1.07	$0.86
Number of accumulation units outstanding at end of period (000 omitted)	41,748	45,866	42,888	43,176	45,325	46,103	53,355	61,921	74,529	61,707

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.61	$0.55	$0.72	$0.93	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.62	$0.61	$0.55	$0.72	$0.93	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	588	522	323	264	148	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.49	$1.39	$1.36	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.80	$1.49	$1.39	$1.36	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9,128	9,275	7,402	4,306	1,941	—	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.54	$1.44	$1.44	$1.26	$0.95	$0.84	$0.80	$0.69	$0.56	$0.98
Accumulation unit value at end of period	$1.90	$1.54	$1.44	$1.44	$1.26	$0.95	$0.84	$0.80	$0.69	$0.56
Number of accumulation units outstanding at end of period (000 omitted)	73,368	85,755	99,258	111,603	136,765	160,002	186,291	218,715	257,537	301,682

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.88	$0.91	$0.92	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.90	$0.88	$0.91	$0.92	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	666	779	954	886	732	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$2.68	$2.38	$2.46	$2.26	$1.80	$1.59	$1.68	$1.45	$1.15	$1.94
Accumulation unit value at end of period	$3.04	$2.68	$2.38	$2.46	$2.26	$1.80	$1.59	$1.68	$1.45	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	70,804	85,168	101,431	122,319	144,917	166,205	206,688	256,449	508,061	530,216

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    103

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$0.89	$0.91	$0.91	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.09	$0.98	$0.89	$0.91	$0.91	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,188	1,875	1,993	2,349	792	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (05/01/2000)
Accumulation unit value at beginning of period	$2.21	$2.13	$2.35	$2.43	$2.49	$2.08	$2.65	$2.23	$1.29	$2.81
Accumulation unit value at end of period	$3.23	$2.21	$2.13	$2.35	$2.43	$2.49	$2.08	$2.65	$2.23	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	14,820	17,346	22,226	26,833	33,013	38,627	46,641	56,730	80,593	111,551

Columbia Variable Portfolio – Global Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.63	$1.67	$1.79	$1.79	$1.95	$1.85	$1.78	$1.68	$1.52	$1.54
Accumulation unit value at end of period	$1.72	$1.63	$1.67	$1.79	$1.79	$1.95	$1.85	$1.78	$1.68	$1.52
Number of accumulation units outstanding at end of period (000 omitted)	18,858	22,431	28,050	36,004	46,672	62,204	73,158	88,623	195,536	201,728

Columbia Variable Portfolio – Government Money Market Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.15	$1.16	$1.17	$1.18	$1.19	$1.20	$1.21	$1.22	$1.22	$1.20
Accumulation unit value at end of period	$1.15	$1.15	$1.16	$1.17	$1.18	$1.19	$1.20	$1.21	$1.22	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	35,185	45,094	50,441	60,289	76,751	96,155	124,252	134,040	197,288	399,214

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$2.53	$2.28	$2.32	$2.26	$2.15	$1.87	$1.78	$1.57	$1.03	$1.39
Accumulation unit value at end of period	$2.67	$2.53	$2.28	$2.32	$2.26	$2.15	$1.87	$1.78	$1.57	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	33,054	39,523	47,359	59,210	69,676	82,188	91,967	111,083	137,350	147,297

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$2.07	$1.88	$1.92	$1.86	$1.79	$1.57	$1.49	$1.33	$0.94	$1.16
Accumulation unit value at end of period	$2.19	$2.07	$1.88	$1.92	$1.86	$1.79	$1.57	$1.49	$1.33	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	23,972	28,890	24,814	30,197	36,897	46,830	49,398	56,452	229,076	128,653

Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.88	$1.81	$1.82	$1.74	$1.80	$1.69	$1.59	$1.48	$1.30	$1.40
Accumulation unit value at end of period	$1.93	$1.88	$1.81	$1.82	$1.74	$1.80	$1.69	$1.59	$1.48	$1.30
Number of accumulation units outstanding at end of period (000 omitted)	66,114	78,420	93,168	115,549	145,968	214,369	232,229	282,705	638,984	610,707

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.19	$1.19	$1.10	$0.97	$0.75	$0.63	$0.65	$0.56	$0.41	$0.75
Accumulation unit value at end of period	$1.51	$1.19	$1.19	$1.10	$0.97	$0.75	$0.63	$0.65	$0.56	$0.41
Number of accumulation units outstanding at end of period (000 omitted)	46,606	53,836	67,474	68,409	78,647	88,846	104,494	124,302	147,034	180,650

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (05/01/2000)
Accumulation unit value at beginning of period	$1.74	$1.58	$1.57	$1.40	$1.07	$0.93	$0.93	$0.81	$0.65	$1.04
Accumulation unit value at end of period	$2.10	$1.74	$1.58	$1.57	$1.40	$1.07	$0.93	$0.93	$0.81	$0.65
Number of accumulation units outstanding at end of period (000 omitted)	34,243	37,921	41,507	46,410	52,071	57,241	65,653	77,987	91,208	100,420

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (06/30/2014)
Accumulation unit value at beginning of period	$0.96	$0.92	$0.95	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.96	$0.92	$0.95	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,860	4,756	3,113	2,198	—	—	—	—	—	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.01	$0.99	$1.00	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.01	$0.99	$1.00	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,251	2,763	2,101	1,037	250	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (05/01/2001)
Accumulation unit value at beginning of period	$2.09	$2.06	$1.97	$1.85	$1.42	$1.29	$1.53	$1.22	$0.75	$1.37
Accumulation unit value at end of period	$2.55	$2.09	$2.06	$1.97	$1.85	$1.42	$1.29	$1.53	$1.22	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	10,599	12,269	15,090	15,914	19,000	22,638	28,726	34,995	40,215	38,730

Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (05/02/2005)
Accumulation unit value at beginning of period	$2.40	$2.12	$2.25	$2.02	$1.48	$1.26	$1.38	$1.14	$0.81	$1.49
Accumulation unit value at end of period	$2.70	$2.40	$2.12	$2.25	$2.02	$1.48	$1.26	$1.38	$1.14	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	7,406	9,512	12,169	15,152	17,694	20,051	25,903	33,723	57,405	76,989

Columbia Variable Portfolio – Overseas Core Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.15	$1.24	$1.19	$1.31	$1.08	$0.92	$1.06	$0.94	$0.74	$1.26
Accumulation unit value at end of period	$1.46	$1.15	$1.24	$1.19	$1.31	$1.08	$0.92	$1.06	$0.94	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	16,826	20,497	17,829	19,193	22,743	26,232	32,942	39,494	48,442	55,412

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.32	$1.95	$2.07	$1.87	$1.37	$1.17	$1.19	$1.00	$0.80	$1.33
Accumulation unit value at end of period	$2.79	$2.32	$1.95	$2.07	$1.87	$1.37	$1.17	$1.19	$1.00	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	4,905	5,147	6,782	10,454	11,118	8,170	9,950	10,640	6,269	5,696

104    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$3.19	$2.83	$2.94	$2.80	$1.90	$1.63	$1.79	$1.42	$1.03	$1.68
Accumulation unit value at end of period	$3.56	$3.19	$2.83	$2.94	$2.80	$1.90	$1.63	$1.79	$1.42	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	5,792	7,202	8,712	10,198	11,928	13,295	16,466	19,549	21,859	26,621

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.44	$1.41	$1.41	$1.34	$1.38	$1.37	$1.36	$1.33	$1.27	$1.31
Accumulation unit value at end of period	$1.47	$1.44	$1.41	$1.41	$1.34	$1.38	$1.37	$1.36	$1.33	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	21,276	25,182	29,036	34,815	43,683	65,849	78,480	95,906	109,059	125,698

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2006)
Accumulation unit value at beginning of period	$0.52	$0.47	$0.63	$0.77	$0.86	$0.89	$1.02	$0.88	$0.74	$1.13
Accumulation unit value at end of period	$0.53	$0.52	$0.47	$0.63	$0.77	$0.86	$0.89	$1.02	$0.88	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	10,686	13,250	17,134	19,487	24,974	31,771	38,081	37,446	39,767	30,400

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.01	$1.12	$1.13	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.99	$1.01	$1.12	$1.13	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,697	5,372	4,835	3,206	2,181	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$1.50	$1.39	$1.42	$1.32	$1.41	$1.34	$1.23	$1.19	$1.12	$1.13
Accumulation unit value at end of period	$1.52	$1.50	$1.39	$1.42	$1.32	$1.41	$1.34	$1.23	$1.19	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	21,464	24,619	30,622	37,782	51,052	72,377	82,435	92,837	302,524	171,393

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.03	$1.00	$1.04	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.03	$1.00	$1.04	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,137	599	503	411	128	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 1) (04/29/2016)
Accumulation unit value at beginning of period	$1.06	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.40	$1.06	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	32,668	39,908	—	—	—	—	—	—	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.59	$1.46	$1.46	$1.32	$1.03	$0.94	$0.98	$0.89	$0.68	$1.12
Accumulation unit value at end of period	$1.90	$1.59	$1.46	$1.46	$1.32	$1.03	$0.94	$0.98	$0.89	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	5,057	6,538	8,047	9,697	12,078	13,840	18,111	24,428	303,537	183,635

CTIVP SM – Victory Sycamore Established Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.69	$2.25	$2.26	$2.03	$1.51	$1.30	$1.40	$1.16	$0.85	$1.36
Accumulation unit value at end of period	$3.09	$2.69	$2.25	$2.26	$2.03	$1.51	$1.30	$1.40	$1.16	$0.85
Number of accumulation units outstanding at end of period (000 omitted)	3,974	3,948	3,656	3,187	3,576	3,731	4,276	4,535	5,203	6,409

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (06/30/2014)
Accumulation unit value at beginning of period	$0.99	$0.99	$1.00	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.99	$0.99	$0.99	$1.00	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,290	3,278	1,789	774	—	—	—	—	—	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.99	$0.95	$1.03	$1.00	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.05	$0.99	$0.95	$1.03	$1.00	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,691	5,161	7,060	8,699	8,510	3,246	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund – Initial Class (05/01/2006)
Accumulation unit value at beginning of period	$1.38	$1.28	$1.30	$1.30	$1.26	$1.19	$1.17	$1.08	$0.75	$1.04
Accumulation unit value at end of period	$1.42	$1.38	$1.28	$1.30	$1.30	$1.26	$1.19	$1.17	$1.08	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	31,185	38,065	45,917	61,310	86,779	67,900	74,599	74,514	162,181	119,741

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (05/01/2006)
Accumulation unit value at beginning of period	$1.82	$1.70	$1.71	$1.54	$1.19	$1.03	$1.07	$0.92	$0.68	$1.20
Accumulation unit value at end of period	$2.20	$1.82	$1.70	$1.71	$1.54	$1.19	$1.03	$1.07	$0.92	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	52,100	65,724	83,777	99,718	116,341	135,683	162,922	192,769	269,589	398,515

Fidelity ® VIP Growth & Income Portfolio Service Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$2.20	$1.91	$1.98	$1.81	$1.37	$1.17	$1.16	$1.02	$0.81	$1.40
Accumulation unit value at end of period	$2.55	$2.20	$1.91	$1.98	$1.81	$1.37	$1.17	$1.16	$1.02	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	23,398	28,014	33,898	39,470	47,015	55,533	65,028	77,301	92,559	113,690

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$3.87	$3.49	$3.57	$3.39	$2.52	$2.21	$2.50	$1.96	$1.41	$2.36
Accumulation unit value at end of period	$4.64	$3.87	$3.49	$3.57	$3.39	$2.52	$2.21	$2.50	$1.96	$1.41
Number of accumulation units outstanding at end of period (000 omitted)	34,697	41,532	50,778	60,701	73,540	88,455	109,162	132,015	187,652	236,346

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    105

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity ® VIP Overseas Portfolio Service Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$1.65	$1.76	$1.72	$1.88	$1.46	$1.22	$1.49	$1.33	$1.06	$1.91
Accumulation unit value at end of period	$2.13	$1.65	$1.76	$1.72	$1.88	$1.46	$1.22	$1.49	$1.33	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	11,286	13,142	16,089	18,368	21,346	24,321	30,682	36,566	43,314	53,513

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.05	$0.98	$1.01	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.05	$0.98	$1.01	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	19,388	14,131	11,862	10,757	4,174	—	—	—	—	—

Franklin Global Real Estate VIP Fund – Class 2 (09/15/1999)
Accumulation unit value at beginning of period	$2.81	$2.82	$2.82	$2.47	$2.44	$1.93	$2.06	$1.71	$1.45	$2.53
Accumulation unit value at end of period	$3.08	$2.81	$2.82	$2.82	$2.47	$2.44	$1.93	$2.06	$1.71	$1.45
Number of accumulation units outstanding at end of period (000 omitted)	14,393	17,523	20,751	24,367	28,482	31,720	36,714	42,372	50,767	62,873

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.16	$1.03	$1.11	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.27	$1.16	$1.03	$1.11	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,242	6,248	7,995	12,165	4,290	—	—	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$2.19	$1.90	$2.02	$1.90	$1.49	$1.32	$1.34	$1.21	$0.97	$1.55
Accumulation unit value at end of period	$2.36	$2.19	$1.90	$2.02	$1.90	$1.49	$1.32	$1.34	$1.21	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	12,711	15,464	19,783	23,577	28,344	33,231	41,319	50,331	57,678	68,255

Franklin Small Cap Value VIP Fund – Class 2 (09/15/1999)
Accumulation unit value at beginning of period	$4.64	$3.59	$3.90	$3.91	$2.89	$2.46	$2.58	$2.02	$1.58	$2.38
Accumulation unit value at end of period	$5.09	$4.64	$3.59	$3.90	$3.91	$2.89	$2.46	$2.58	$2.02	$1.58
Number of accumulation units outstanding at end of period (000 omitted)	9,189	11,128	13,068	15,820	19,202	22,727	28,384	34,971	42,025	52,033

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (09/15/1999)
Accumulation unit value at beginning of period	$4.63	$4.10	$4.55	$4.04	$3.06	$2.60	$2.80	$2.26	$1.71	$2.73
Accumulation unit value at end of period	$5.10	$4.63	$4.10	$4.55	$4.04	$3.06	$2.60	$2.80	$2.26	$1.71
Number of accumulation units outstanding at end of period (000 omitted)	15,857	19,292	24,147	29,253	35,669	42,578	52,628	64,121	78,043	97,291

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.91	$0.97	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.91	$0.91	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	502	510	660	127	—	—	—	—	—	—

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (09/15/1999)
Accumulation unit value at beginning of period	$1.93	$1.75	$1.77	$1.53	$1.12	$0.99	$0.96	$0.85	$0.71	$1.14
Accumulation unit value at end of period	$2.37	$1.93	$1.75	$1.77	$1.53	$1.12	$0.99	$0.96	$0.85	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	24,413	28,337	34,522	42,520	52,166	61,881	73,864	90,486	108,298	131,282

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.52	$1.50	$1.44	$1.34	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.91	$1.52	$1.50	$1.44	$1.34	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	13,914	16,432	20,234	25,717	37,224	45,878	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.08	$0.98	$1.03	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$0.98	$1.03	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,881	6,372	5,830	5,961	3,989	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.24	$1.93	$2.07	$1.91	$1.42	$1.20	$1.24	$1.08	$0.85	$1.33
Accumulation unit value at end of period	$2.61	$2.24	$1.93	$2.07	$1.91	$1.42	$1.20	$1.24	$1.08	$0.85
Number of accumulation units outstanding at end of period (000 omitted)	23,714	29,195	36,594	44,743	58,839	71,034	86,061	100,324	178,986	227,595

Invesco V.I. Diversified Dividend Fund, Series I Shares (04/29/2011)
Accumulation unit value at beginning of period	$1.82	$1.60	$1.58	$1.41	$1.08	$0.92	$1.00	—	—	—
Accumulation unit value at end of period	$1.96	$1.82	$1.60	$1.58	$1.41	$1.08	$0.92	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8,817	11,123	9,480	10,108	10,022	8,770	7,943	—	—	—

Invesco V.I. Health Care Fund, Series II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.92	$2.19	$2.14	$1.81	$1.30	$1.09	$1.06	$1.01	$0.80	$1.13
Accumulation unit value at end of period	$2.20	$1.92	$2.19	$2.14	$1.81	$1.30	$1.09	$1.06	$1.01	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	5,775	7,206	9,967	8,435	8,251	7,227	7,312	7,456	8,089	8,014

Invesco V.I. International Growth Fund, Series II Shares (11/01/2005)
Accumulation unit value at beginning of period	$1.64	$1.66	$1.72	$1.73	$1.47	$1.28	$1.39	$1.24	$0.93	$1.57
Accumulation unit value at end of period	$1.99	$1.64	$1.66	$1.72	$1.73	$1.47	$1.28	$1.39	$1.24	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	13,343	16,183	19,632	21,336	22,446	25,580	30,304	36,189	128,526	99,290

106    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.42	$1.42	$1.42	$1.33	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.72	$1.42	$1.42	$1.42	$1.33	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,168	2,671	6,478	7,055	8,605	9,719	—	—	—	—

Invesco V.I. Technology Fund, Series I Shares (08/13/2001)
Accumulation unit value at beginning of period	$1.32	$1.34	$1.26	$1.14	$0.92	$0.83	$0.88	$0.73	$0.47	$0.85
Accumulation unit value at end of period	$1.77	$1.32	$1.34	$1.26	$1.14	$0.92	$0.83	$0.88	$0.73	$0.47
Number of accumulation units outstanding at end of period (000 omitted)	7,010	8,239	10,720	11,392	14,171	16,565	19,212	21,966	21,730	19,001

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$1.03	$1.13	$1.20	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.00	$1.03	$1.13	$1.20	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,139	1,903	4,502	7,146	5,619	—	—	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$1.01	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.06	$1.03	$1.01	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7,136	8,973	8,003	5,580	2,585	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.20	$1.17	$1.21	$1.18	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.38	$1.20	$1.17	$1.21	$1.18	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	466	799	1,412	1,936	2,094	252	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.60	$1.61	$1.54	$1.38	$1.07	$0.91	$0.97	$0.85	$0.63	$1.06
Accumulation unit value at end of period	$2.02	$1.60	$1.61	$1.54	$1.38	$1.07	$0.91	$0.97	$0.85	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	5,241	6,858	8,758	10,293	13,621	17,837	22,462	31,752	305,123	238,472

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.16	$1.13	$1.15	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.16	$1.13	$1.15	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,889	1,887	2,967	2,403	847	—	—	—	—	—

MFS ® Massachusetts Investors Growth Stock Portfolio – Service Class (03/27/2015)
Accumulation unit value at beginning of period	$1.03	$0.98	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.31	$1.03	$0.98	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	21,374	26,361	29,852	—	—	—	—	—	—	—

MFS ® New Discovery Series – Service Class (05/01/2000)
Accumulation unit value at beginning of period	$1.90	$1.76	$1.81	$1.97	$1.41	$1.17	$1.32	$0.98	$0.61	$1.01
Accumulation unit value at end of period	$2.38	$1.90	$1.76	$1.81	$1.97	$1.41	$1.17	$1.32	$0.98	$0.61
Number of accumulation units outstanding at end of period (000 omitted)	8,165	9,359	11,054	13,024	17,289	20,047	25,583	25,934	28,887	32,039

MFS ® Utilities Series – Service Class (08/13/2001)
Accumulation unit value at beginning of period	$3.05	$2.77	$3.27	$2.93	$2.45	$2.18	$2.07	$1.83	$1.39	$2.25
Accumulation unit value at end of period	$3.47	$3.05	$2.77	$3.27	$2.93	$2.45	$2.18	$2.07	$1.83	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	14,937	18,140	22,267	28,660	32,640	38,539	46,187	47,357	56,324	67,989

Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.39	$1.36	$1.39	$1.23	$1.20	$0.93	$1.05	$0.86	$0.61	$1.11
Accumulation unit value at end of period	$1.51	$1.39	$1.36	$1.39	$1.23	$1.20	$0.93	$1.05	$0.86	$0.61
Number of accumulation units outstanding at end of period (000 omitted)	7,471	9,576	11,978	14,762	17,893	19,518	22,051	25,144	67,174	88,969

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.50	$1.66	$1.78	$1.76	$1.29	$1.20	$1.30	$0.99	$0.64	$1.20
Accumulation unit value at end of period	$2.07	$1.50	$1.66	$1.78	$1.76	$1.29	$1.20	$1.30	$0.99	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	2,861	3,447	5,011	6,944	8,493	11,635	18,214	17,947	18,479	17,546

Neuberger Berman AMT International Equity Portfolio (Class S) (05/01/2006)
Accumulation unit value at beginning of period	$1.04	$1.06	$1.06	$1.10	$0.94	$0.80	$0.92	$0.76	$0.57	$1.07
Accumulation unit value at end of period	$1.30	$1.04	$1.06	$1.06	$1.10	$0.94	$0.80	$0.92	$0.76	$0.57
Number of accumulation units outstanding at end of period (000 omitted)	3,148	3,895	4,606	5,357	6,179	6,765	8,478	9,073	75,726	78,811

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.92	$0.93	$0.99	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.92	$0.93	$0.99	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	205	319	625	394	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.14	$2.16	$2.10	$2.07	$1.64	$1.37	$1.51	$1.31	$0.95	$1.60
Accumulation unit value at end of period	$2.90	$2.14	$2.16	$2.10	$2.07	$1.64	$1.37	$1.51	$1.31	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	11,933	13,366	16,675	17,576	19,743	21,566	26,339	29,183	31,543	36,705

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    107

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Oppenheimer Global Strategic Income Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$1.65	$1.56	$1.61	$1.58	$1.60	$1.43	$1.43	$1.25	$1.07	$1.26
Accumulation unit value at end of period	$1.73	$1.65	$1.56	$1.61	$1.58	$1.60	$1.43	$1.43	$1.25	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	57,738	70,562	91,448	113,907	148,191	194,916	225,204	265,863	519,119	569,070

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.72	$2.33	$2.50	$2.25	$1.62	$1.38	$1.43	$1.17	$0.86	$1.40
Accumulation unit value at end of period	$3.08	$2.72	$2.33	$2.50	$2.25	$1.62	$1.38	$1.43	$1.17	$0.86
Number of accumulation units outstanding at end of period (000 omitted)	7,204	8,432	10,064	11,134	12,453	13,918	16,342	19,999	23,658	27,205

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2006)
Accumulation unit value at beginning of period	$1.46	$1.30	$1.44	$1.45	$1.46	$1.28	$1.26	$1.13	$0.93	$1.12
Accumulation unit value at end of period	$1.64	$1.46	$1.30	$1.44	$1.45	$1.46	$1.28	$1.26	$1.13	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	14,290	17,412	22,911	33,579	48,561	69,811	69,382	75,522	218,702	228,912

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$1.00	$0.97	$0.98	$0.94	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.00	$0.97	$0.98	$0.94	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	564	456	489	564	1,413	863	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$1.01	$0.99	$1.00	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.05	$1.01	$0.99	$1.00	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,656	2,858	2,518	2,388	1,912	—	—	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (08/13/2001)
Accumulation unit value at beginning of period	$2.29	$2.60	$2.43	$1.92	$1.37	$1.13	$1.15	$1.13	$0.90	$1.10
Accumulation unit value at end of period	$2.62	$2.29	$2.60	$2.43	$1.92	$1.37	$1.13	$1.15	$1.13	$0.90
Number of accumulation units outstanding at end of period (000 omitted)	5,115	6,216	7,902	7,014	7,225	7,626	9,058	10,511	12,725	15,248

Putnam VT International Equity Fund – Class IB Shares (08/13/2001)
Accumulation unit value at beginning of period	$1.49	$1.54	$1.55	$1.67	$1.31	$1.09	$1.32	$1.21	$0.98	$1.75
Accumulation unit value at end of period	$1.87	$1.49	$1.54	$1.55	$1.67	$1.31	$1.09	$1.32	$1.21	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	4,456	5,116	6,243	6,615	7,141	8,813	11,088	13,460	16,372	20,502

Putnam VT Sustainable Leaders Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.99	$1.86	$1.88	$1.67	$1.23	$1.07	$1.13	$1.00	—	—
Accumulation unit value at end of period	$2.56	$1.99	$1.86	$1.88	$1.67	$1.23	$1.07	$1.13	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,675	7,563	8,757	9,746	10,340	11,916	14,126	17,030	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.96	$0.94	$0.99	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.96	$0.94	$0.99	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,975	6,206	8,164	9,101	5,646	—	—	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.79	$0.54	$0.72	$0.77	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.88	$0.79	$0.54	$0.72	$0.77	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,597	2,628	1,726	1,627	1,091	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.58	$1.51	$1.53	$1.46	$1.22	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.87	$1.58	$1.51	$1.53	$1.46	$1.22	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	43,514	50,082	60,288	63,443	68,358	59,074	57,559	22,643	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.59	$1.51	$1.53	$1.46	$1.22	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.87	$1.59	$1.51	$1.53	$1.46	$1.22	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	60,191	78,390	114,075	129,138	183,069	213,296	258,558	287,015	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.23	$1.20	$1.21	$1.17	$1.14	$1.07	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.31	$1.23	$1.20	$1.21	$1.17	$1.14	$1.07	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	29,606	37,496	40,298	49,392	66,474	103,582	81,730	19,114	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.23	$1.20	$1.21	$1.17	$1.14	$1.07	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.31	$1.23	$1.20	$1.21	$1.17	$1.14	$1.07	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	38,284	57,218	65,986	78,435	116,673	217,500	212,474	171,495	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	352	—	—	—	—	—	—	—	—	—

108    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	94	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.04	$1.02	$1.04	$1.00	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.04	$1.02	$1.04	$1.00	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,001	7,206	4,914	3,681	1,043	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.05	$1.02	$1.05	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.05	$1.02	$1.05	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	16,093	20,641	18,517	19,479	5,574	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.06	$1.03	$1.07	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.06	$1.03	$1.07	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	191,800	228,224	289,766	312,945	99,233	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.05	$1.03	$1.06	$1.02	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.05	$1.03	$1.06	$1.02	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	126,718	154,932	183,214	196,193	66,746	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.42	$1.36	$1.38	$1.33	$1.20	$1.09	$1.10	$1.00	—	—
Accumulation unit value at end of period	$1.59	$1.42	$1.36	$1.38	$1.33	$1.20	$1.09	$1.10	—	—
Number of accumulation units outstanding at end of period (000 omitted)	234,364	280,217	332,868	381,681	402,208	377,699	318,883	150,412	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.42	$1.37	$1.38	$1.33	$1.20	$1.09	$1.10	$1.00	—	—
Accumulation unit value at end of period	$1.59	$1.42	$1.37	$1.38	$1.33	$1.20	$1.09	$1.10	—	—
Number of accumulation units outstanding at end of period (000 omitted)	523,884	657,883	868,373	1,018,857	1,191,618	1,322,146	1,448,513	1,625,658	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.50	$1.44	$1.46	$1.40	$1.21	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.73	$1.50	$1.44	$1.46	$1.40	$1.21	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	133,356	159,472	196,684	215,308	232,062	196,988	181,157	85,099	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.50	$1.44	$1.46	$1.40	$1.22	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.73	$1.50	$1.44	$1.46	$1.40	$1.22	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	231,699	301,436	428,536	508,398	710,239	837,813	998,828	1,122,490	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.32	$1.28	$1.29	$1.24	$1.17	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.44	$1.32	$1.28	$1.29	$1.24	$1.17	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	74,527	89,762	104,766	126,041	154,600	197,629	149,512	53,054	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.32	$1.28	$1.30	$1.25	$1.17	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.44	$1.32	$1.28	$1.30	$1.25	$1.17	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	123,526	154,885	197,656	251,755	329,684	449,177	439,108	454,692	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (08/14/2001)
Accumulation unit value at beginning of period	$3.32	$2.67	$2.97	$2.93	$2.19	$1.94	$2.05	$1.66	$1.22	$1.80
Accumulation unit value at end of period	$3.53	$3.32	$2.67	$2.97	$2.93	$2.19	$1.94	$2.05	$1.66	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	11,438	13,862	16,653	20,098	25,397	31,851	39,424	48,893	149,191	156,845

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	76	—	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.06	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	527	—	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.05	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	566	—	—	—	—	—	—	—	—	—

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    109

Variable account charges of 0.75% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Wanger International (09/15/1999)
Accumulation unit value at beginning of period	$2.99	$3.06	$3.08	$3.24	$2.67	$2.21	$2.61	$2.11	$1.42	$2.62
Accumulation unit value at end of period	$3.95	$2.99	$3.06	$3.08	$3.24	$2.67	$2.21	$2.61	$2.11	$1.42
Number of accumulation units outstanding at end of period (000 omitted)	22,964	26,925	33,012	38,989	46,513	53,436	66,511	80,435	131,326	142,736

Wanger USA (09/15/1999)
Accumulation unit value at beginning of period	$3.59	$3.18	$3.22	$3.10	$2.33	$1.96	$2.05	$1.67	$1.18	$1.98
Accumulation unit value at end of period	$4.26	$3.59	$3.18	$3.22	$3.10	$2.33	$1.96	$2.05	$1.67	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	28,181	33,677	41,194	48,912	59,078	69,932	84,309	102,578	155,213	176,483

Wells Fargo VT International Equity Fund – Class 2 (02/04/2004)
Accumulation unit value at beginning of period	$1.58	$1.54	$1.52	$1.62	$1.37	$1.21	$1.41	$1.22	$1.06	$1.83
Accumulation unit value at end of period	$1.95	$1.58	$1.54	$1.52	$1.62	$1.37	$1.21	$1.41	$1.22	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	6,518	7,395	9,405	9,714	11,282	13,374	16,786	20,616	113,414	12,645

Wells Fargo VT Opportunity Fund – Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$2.53	$2.27	$2.36	$2.15	$1.66	$1.45	$1.54	$1.26	$0.86	$1.44
Accumulation unit value at end of period	$3.02	$2.53	$2.27	$2.36	$2.15	$1.66	$1.45	$1.54	$1.26	$0.86
Number of accumulation units outstanding at end of period (000 omitted)	6,004	7,213	8,627	10,332	12,893	16,305	21,795	16,904	19,019	22,799

Wells Fargo VT Small Cap Growth Fund – Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.25	$2.10	$2.18	$2.24	$1.50	$1.40	$1.48	$1.18	$0.78	$1.34
Accumulation unit value at end of period	$2.81	$2.25	$2.10	$2.18	$2.24	$1.50	$1.40	$1.48	$1.18	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	5,829	7,000	8,952	9,801	12,946	15,400	20,502	28,351	31,042	29,488

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.06	$0.93	$0.99	$1.02	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$1.06	$0.93	$0.99	$1.02	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,529	720	897	1,272	811	—	—	—	—	—
Variable account charges of 0.95% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.10	$1.08	$1.10	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.25	$1.10	$1.08	$1.10	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,825	1,643	1,676	1,226	791	—	—	—	—	—

AB VPS Global Thematic Growth Portfolio (Class B) (11/01/2005)
Accumulation unit value at beginning of period	$1.34	$1.37	$1.35	$1.30	$1.07	$0.95	$1.25	$1.07	$0.70	$1.35
Accumulation unit value at end of period	$1.81	$1.34	$1.37	$1.35	$1.30	$1.07	$0.95	$1.25	$1.07	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	741	784	981	1,097	1,106	1,313	1,642	2,571	3,654	2,593

AB VPS Growth and Income Portfolio (Class B) (08/13/2001)
Accumulation unit value at beginning of period	$2.03	$1.85	$1.84	$1.70	$1.27	$1.10	$1.04	$0.93	$0.78	$1.34
Accumulation unit value at end of period	$2.39	$2.03	$1.85	$1.84	$1.70	$1.27	$1.10	$1.04	$0.93	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	10,497	12,411	15,071	17,244	20,041	23,312	28,840	33,656	41,871	53,105

AB VPS International Value Portfolio (Class B) (08/13/2001)
Accumulation unit value at beginning of period	$1.68	$1.71	$1.69	$1.82	$1.50	$1.32	$1.66	$1.61	$1.21	$2.61
Accumulation unit value at end of period	$2.08	$1.68	$1.71	$1.69	$1.82	$1.50	$1.32	$1.66	$1.61	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	16,581	19,257	22,777	26,270	31,753	38,807	49,799	63,534	93,058	122,930

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.01	$0.73	$1.18	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.99	$1.01	$0.73	$1.18	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	13,653	13,785	12,552	10,397	3,655	—	—	—	—	—

American Century VP International, Class II (08/13/2001)
Accumulation unit value at beginning of period	$1.48	$1.58	$1.58	$1.70	$1.40	$1.17	$1.34	$1.20	$0.91	$1.66
Accumulation unit value at end of period	$1.91	$1.48	$1.58	$1.58	$1.70	$1.40	$1.17	$1.34	$1.20	$0.91
Number of accumulation units outstanding at end of period (000 omitted)	4,566	5,027	5,982	6,783	7,794	8,843	10,596	12,837	15,628	19,242

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$2.03	$1.67	$1.71	$1.49	$1.16	$1.00	$1.02	$0.87	$0.67	$0.90
Accumulation unit value at end of period	$2.24	$2.03	$1.67	$1.71	$1.49	$1.16	$1.00	$1.02	$0.87	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	6,486	6,832	6,055	6,214	6,845	6,830	7,355	8,798	25,355	30,504

American Century VP Ultra®, Class II (11/01/2005)
Accumulation unit value at beginning of period	$1.89	$1.83	$1.74	$1.60	$1.18	$1.05	$1.05	$0.91	$0.69	$1.19
Accumulation unit value at end of period	$2.47	$1.89	$1.83	$1.74	$1.60	$1.18	$1.05	$1.05	$0.91	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	2,417	2,436	3,222	3,475	3,871	4,871	5,322	5,909	6,957	7,931

110    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Century VP Value, Class II (08/13/2001)
Accumulation unit value at beginning of period	$2.65	$2.23	$2.34	$2.10	$1.61	$1.42	$1.42	$1.27	$1.07	$1.47
Accumulation unit value at end of period	$2.85	$2.65	$2.23	$2.34	$2.10	$1.61	$1.42	$1.42	$1.27	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	20,496	22,042	23,479	26,320	29,234	31,529	36,454	41,940	48,731	56,747

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.19	$1.15	$1.18	$1.17	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.34	$1.19	$1.15	$1.18	$1.17	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	20,271	19,437	19,317	15,638	11,699	3,226	—	—	—	—

Calvert VP SRI Balanced Portfolio – Class I (05/01/2000)
Accumulation unit value at beginning of period	$1.57	$1.47	$1.51	$1.39	$1.19	$1.09	$1.05	$0.95	$0.76	$1.12
Accumulation unit value at end of period	$1.74	$1.57	$1.47	$1.51	$1.39	$1.19	$1.09	$1.05	$0.95	$0.76
Number of accumulation units outstanding at end of period (000 omitted)	3,259	3,625	4,176	5,003	5,639	6,095	6,505	8,238	9,852	12,240

ClearBridge Variable Small Cap Growth Portfolio – Class I (04/27/2007)
Accumulation unit value at beginning of period	$1.86	$1.77	$1.87	$1.81	$1.24	$1.05	$1.05	$0.85	$0.60	$1.02
Accumulation unit value at end of period	$2.28	$1.86	$1.77	$1.87	$1.81	$1.24	$1.05	$1.05	$0.85	$0.60
Number of accumulation units outstanding at end of period (000 omitted)	931	1,107	1,358	1,587	1,652	1,133	926	1,019	1,436	1,203

Columbia Variable Portfolio – Balanced Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.86	$1.77	$1.75	$1.61	$1.34	$1.18	$1.16	$1.04	$0.85	$1.22
Accumulation unit value at end of period	$2.11	$1.86	$1.77	$1.75	$1.61	$1.34	$1.18	$1.16	$1.04	$0.85
Number of accumulation units outstanding at end of period (000 omitted)	51,410	47,474	37,714	33,526	33,040	33,359	39,535	45,791	55,353	51,095

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.61	$0.54	$0.72	$0.93	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.61	$0.61	$0.54	$0.72	$0.93	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,321	1,718	1,625	587	150	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.48	$1.38	$1.36	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.78	$1.48	$1.38	$1.36	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	17,049	14,367	9,669	5,364	2,048	—	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.49	$1.39	$1.40	$1.22	$0.92	$0.82	$0.79	$0.68	$0.55	$0.96
Accumulation unit value at end of period	$1.83	$1.49	$1.39	$1.40	$1.22	$0.92	$0.82	$0.79	$0.68	$0.55
Number of accumulation units outstanding at end of period (000 omitted)	35,737	41,964	51,782	57,394	69,472	84,369	100,737	120,427	147,939	180,807

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.87	$0.90	$0.92	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.89	$0.87	$0.90	$0.92	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	885	1,007	1,105	1,051	707	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$2.59	$2.30	$2.39	$2.20	$1.75	$1.55	$1.65	$1.42	$1.13	$1.91
Accumulation unit value at end of period	$2.93	$2.59	$2.30	$2.39	$2.20	$1.75	$1.55	$1.65	$1.42	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	41,891	50,434	60,130	73,666	87,069	99,992	126,113	156,962	307,581	329,220

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$0.89	$0.91	$0.90	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.08	$0.98	$0.89	$0.91	$0.90	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,150	2,851	2,505	2,761	1,137	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (05/01/2000)
Accumulation unit value at beginning of period	$2.14	$2.06	$2.29	$2.36	$2.43	$2.03	$2.60	$2.19	$1.27	$2.77
Accumulation unit value at end of period	$3.12	$2.14	$2.06	$2.29	$2.36	$2.43	$2.03	$2.60	$2.19	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	9,346	10,207	12,958	15,636	18,677	22,279	27,455	33,567	47,289	61,879

Columbia Variable Portfolio – Global Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.58	$1.61	$1.74	$1.74	$1.90	$1.81	$1.74	$1.65	$1.49	$1.51
Accumulation unit value at end of period	$1.65	$1.58	$1.61	$1.74	$1.74	$1.90	$1.81	$1.74	$1.65	$1.49
Number of accumulation units outstanding at end of period (000 omitted)	16,057	18,973	22,985	28,727	36,258	48,278	56,664	68,524	137,253	142,773

Columbia Variable Portfolio – Government Money Market Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.11	$1.12	$1.14	$1.15	$1.16	$1.17	$1.18	$1.19	$1.20	$1.18
Accumulation unit value at end of period	$1.11	$1.11	$1.12	$1.14	$1.15	$1.16	$1.17	$1.18	$1.19	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	24,661	32,195	35,229	39,251	50,331	61,799	82,185	92,405	140,419	290,095

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$2.44	$2.21	$2.25	$2.20	$2.09	$1.82	$1.74	$1.54	$1.01	$1.37
Accumulation unit value at end of period	$2.57	$2.44	$2.21	$2.25	$2.20	$2.09	$1.82	$1.74	$1.54	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	26,601	31,732	38,674	48,391	55,214	64,192	73,576	89,489	111,734	125,862

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    111

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$2.02	$1.84	$1.88	$1.83	$1.76	$1.55	$1.47	$1.31	$0.93	$1.16
Accumulation unit value at end of period	$2.13	$2.02	$1.84	$1.88	$1.83	$1.76	$1.55	$1.47	$1.31	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	17,897	20,741	17,356	20,662	24,731	32,890	34,819	39,448	141,698	76,770

Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.82	$1.75	$1.77	$1.69	$1.75	$1.64	$1.56	$1.45	$1.28	$1.38
Accumulation unit value at end of period	$1.87	$1.82	$1.75	$1.77	$1.69	$1.75	$1.64	$1.56	$1.45	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	53,881	61,794	71,097	85,500	107,141	156,667	174,738	214,494	447,493	430,993

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.15	$1.15	$1.06	$0.94	$0.73	$0.61	$0.64	$0.55	$0.41	$0.74
Accumulation unit value at end of period	$1.46	$1.15	$1.15	$1.06	$0.94	$0.73	$0.61	$0.64	$0.55	$0.41
Number of accumulation units outstanding at end of period (000 omitted)	25,535	29,899	37,899	37,413	44,063	51,318	60,544	72,817	90,930	116,110

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (05/01/2000)
Accumulation unit value at beginning of period	$1.69	$1.53	$1.53	$1.36	$1.04	$0.91	$0.91	$0.80	$0.64	$1.03
Accumulation unit value at end of period	$2.03	$1.69	$1.53	$1.53	$1.36	$1.04	$0.91	$0.91	$0.80	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	48,132	42,843	40,321	37,322	38,404	40,265	46,053	55,090	65,626	73,795

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.08	$1.03	$1.07	$1.08	$1.07	$1.02	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.09	$1.08	$1.03	$1.07	$1.08	$1.07	$1.02	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9,957	8,639	4,608	3,837	2,142	1,603	889	432	—	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.00	$0.98	$0.99	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.00	$0.98	$0.99	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,794	5,110	3,685	1,824	428	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (05/01/2001)
Accumulation unit value at beginning of period	$2.03	$2.00	$1.92	$1.80	$1.39	$1.26	$1.50	$1.20	$0.74	$1.35
Accumulation unit value at end of period	$2.47	$2.03	$2.00	$1.92	$1.80	$1.39	$1.26	$1.50	$1.20	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	6,234	7,139	8,696	9,107	10,976	13,009	16,901	21,606	26,343	25,504

Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (05/02/2005)
Accumulation unit value at beginning of period	$2.34	$2.07	$2.20	$1.98	$1.45	$1.24	$1.37	$1.13	$0.81	$1.48
Accumulation unit value at end of period	$2.63	$2.34	$2.07	$2.20	$1.98	$1.45	$1.24	$1.37	$1.13	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	5,079	6,115	7,691	9,450	10,346	11,045	14,817	19,331	32,037	45,362

Columbia Variable Portfolio – Overseas Core Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.12	$1.20	$1.15	$1.27	$1.05	$0.90	$1.04	$0.92	$0.73	$1.24
Accumulation unit value at end of period	$1.41	$1.12	$1.20	$1.15	$1.27	$1.05	$0.90	$1.04	$0.92	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	10,995	13,602	11,586	12,233	14,336	16,902	21,875	27,645	35,421	42,730

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.26	$1.91	$2.03	$1.84	$1.35	$1.15	$1.18	$0.99	$0.79	$1.32
Accumulation unit value at end of period	$2.71	$2.26	$1.91	$2.03	$1.84	$1.35	$1.15	$1.18	$0.99	$0.79
Number of accumulation units outstanding at end of period (000 omitted)	4,049	4,185	5,339	7,377	6,539	4,932	6,465	6,063	3,736	2,900

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$3.09	$2.74	$2.85	$2.72	$1.85	$1.59	$1.75	$1.39	$1.01	$1.65
Accumulation unit value at end of period	$3.43	$3.09	$2.74	$2.85	$2.72	$1.85	$1.59	$1.75	$1.39	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	3,805	4,631	5,623	6,640	7,407	8,170	10,076	12,744	15,189	18,734

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (09/15/1999)
Accumulation unit value at beginning of period	$1.39	$1.37	$1.36	$1.30	$1.34	$1.33	$1.33	$1.30	$1.24	$1.29
Accumulation unit value at end of period	$1.42	$1.39	$1.37	$1.36	$1.30	$1.34	$1.33	$1.33	$1.30	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	18,959	22,623	25,128	29,517	37,054	52,934	61,501	78,228	88,306	108,778

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2006)
Accumulation unit value at beginning of period	$0.51	$0.46	$0.62	$0.75	$0.85	$0.88	$1.01	$0.88	$0.74	$1.13
Accumulation unit value at end of period	$0.51	$0.51	$0.46	$0.62	$0.75	$0.85	$0.88	$1.01	$0.88	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	8,451	10,055	12,146	14,175	17,008	21,622	25,966	26,305	26,662	22,011

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$1.11	$1.12	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.98	$1.00	$1.11	$1.12	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,862	5,952	5,051	2,342	1,428	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$1.46	$1.36	$1.39	$1.30	$1.38	$1.32	$1.21	$1.18	$1.11	$1.12
Accumulation unit value at end of period	$1.48	$1.46	$1.36	$1.39	$1.30	$1.38	$1.32	$1.21	$1.18	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	16,465	18,278	22,151	26,715	33,722	48,160	54,821	63,669	192,220	113,444

112    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.02	$0.99	$1.04	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.25	$1.02	$0.99	$1.04	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,862	1,660	931	646	90	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 1) (04/29/2016)
Accumulation unit value at beginning of period	$1.06	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.06	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	20,856	24,225	—	—	—	—	—	—	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.55	$1.43	$1.44	$1.30	$1.02	$0.93	$0.97	$0.88	$0.68	$1.11
Accumulation unit value at end of period	$1.85	$1.55	$1.43	$1.44	$1.30	$1.02	$0.93	$0.97	$0.88	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	3,150	3,677	4,538	5,373	6,310	7,221	9,394	12,490	163,841	98,708

CTIVP SM – Victory Sycamore Established Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.62	$2.19	$2.21	$1.99	$1.48	$1.28	$1.38	$1.14	$0.84	$1.34
Accumulation unit value at end of period	$3.00	$2.62	$2.19	$2.21	$1.99	$1.48	$1.28	$1.38	$1.14	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	2,586	2,352	1,888	1,747	2,014	2,101	2,436	2,760	3,165	3,807

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.00	$1.00	$1.01	$1.01	$1.02	$1.02	$1.00	$1.00	—	—
Accumulation unit value at end of period	$0.99	$1.00	$1.00	$1.01	$1.01	$1.02	$1.02	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,939	5,700	2,506	1,014	613	308	172	74	—	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.98	$0.94	$1.02	$1.00	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.04	$0.98	$0.94	$1.02	$1.00	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,013	6,466	7,133	7,736	6,629	2,284	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund – Initial Class (05/01/2006)
Accumulation unit value at beginning of period	$1.35	$1.25	$1.28	$1.28	$1.25	$1.17	$1.15	$1.07	$0.75	$1.04
Accumulation unit value at end of period	$1.39	$1.35	$1.25	$1.28	$1.28	$1.25	$1.17	$1.15	$1.07	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	27,273	32,151	38,705	50,073	65,553	50,815	55,759	56,862	105,964	79,727

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (05/01/2006)
Accumulation unit value at beginning of period	$1.78	$1.67	$1.68	$1.52	$1.17	$1.02	$1.06	$0.91	$0.68	$1.20
Accumulation unit value at end of period	$2.15	$1.78	$1.67	$1.68	$1.52	$1.17	$1.02	$1.06	$0.91	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	52,141	55,327	63,576	70,307	76,647	84,137	102,175	120,336	167,696	237,020

Fidelity ® VIP Growth & Income Portfolio Service Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$2.13	$1.86	$1.93	$1.77	$1.34	$1.14	$1.14	$1.00	$0.80	$1.38
Accumulation unit value at end of period	$2.47	$2.13	$1.86	$1.93	$1.77	$1.34	$1.14	$1.14	$1.00	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	14,832	17,454	20,243	23,702	28,446	32,761	38,733	47,072	57,593	72,387

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$3.76	$3.39	$3.48	$3.31	$2.46	$2.17	$2.46	$1.93	$1.39	$2.33
Accumulation unit value at end of period	$4.49	$3.76	$3.39	$3.48	$3.31	$2.46	$2.17	$2.46	$1.93	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	24,758	27,539	31,976	37,014	43,257	50,560	63,182	76,313	106,479	136,525

Fidelity ® VIP Overseas Portfolio Service Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$1.60	$1.71	$1.67	$1.84	$1.43	$1.20	$1.46	$1.31	$1.05	$1.88
Accumulation unit value at end of period	$2.06	$1.60	$1.71	$1.67	$1.84	$1.43	$1.20	$1.46	$1.31	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	7,808	8,651	10,509	11,977	14,012	16,360	20,346	24,715	29,954	37,943

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.05	$0.98	$1.01	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.05	$0.98	$1.01	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	30,762	19,832	14,724	10,509	2,729	—	—	—	—	—

Franklin Global Real Estate VIP Fund – Class 2 (09/15/1999)
Accumulation unit value at beginning of period	$2.72	$2.73	$2.74	$2.40	$2.37	$1.88	$2.01	$1.68	$1.42	$2.49
Accumulation unit value at end of period	$2.97	$2.72	$2.73	$2.74	$2.40	$2.37	$1.88	$2.01	$1.68	$1.42
Number of accumulation units outstanding at end of period (000 omitted)	9,228	11,174	13,307	15,352	17,380	18,941	21,820	25,510	31,073	39,491

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.15	$1.02	$1.11	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.25	$1.15	$1.02	$1.11	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	12,704	11,610	11,688	12,796	4,629	—	—	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$2.13	$1.85	$1.97	$1.85	$1.46	$1.29	$1.31	$1.19	$0.96	$1.53
Accumulation unit value at end of period	$2.28	$2.13	$1.85	$1.97	$1.85	$1.46	$1.29	$1.31	$1.19	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	12,378	13,740	15,352	17,372	20,113	22,778	27,767	33,994	39,361	47,292

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    113

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Franklin Small Cap Value VIP Fund – Class 2 (09/15/1999)
Accumulation unit value at beginning of period	$4.48	$3.47	$3.79	$3.80	$2.82	$2.40	$2.52	$1.98	$1.55	$2.34
Accumulation unit value at end of period	$4.91	$4.48	$3.47	$3.79	$3.80	$2.82	$2.40	$2.52	$1.98	$1.55
Number of accumulation units outstanding at end of period (000 omitted)	7,861	8,759	9,355	11,090	12,772	14,443	18,246	22,799	28,730	36,256

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (09/15/1999)
Accumulation unit value at beginning of period	$4.47	$3.97	$4.41	$3.92	$2.98	$2.54	$2.74	$2.21	$1.68	$2.69
Accumulation unit value at end of period	$4.92	$4.47	$3.97	$4.41	$3.92	$2.98	$2.54	$2.74	$2.21	$1.68
Number of accumulation units outstanding at end of period (000 omitted)	10,084	12,162	15,170	18,356	22,012	26,253	33,368	41,459	51,883	65,990

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.90	$0.91	$0.97	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.94	$0.90	$0.91	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,992	1,788	1,401	382	—	—	—	—	—	—

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (09/15/1999)
Accumulation unit value at beginning of period	$1.86	$1.70	$1.71	$1.49	$1.09	$0.96	$0.93	$0.84	$0.70	$1.12
Accumulation unit value at end of period	$2.29	$1.86	$1.70	$1.71	$1.49	$1.09	$0.96	$0.93	$0.84	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	16,623	19,473	23,888	27,852	32,151	38,124	45,869	57,775	70,758	87,685

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.50	$1.49	$1.43	$1.34	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.89	$1.50	$1.49	$1.43	$1.34	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7,321	8,453	10,774	12,892	17,219	21,813	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.08	$0.97	$1.03	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.08	$0.97	$1.03	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10,957	10,172	8,537	7,340	4,139	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.18	$1.88	$2.03	$1.87	$1.39	$1.18	$1.22	$1.07	$0.84	$1.32
Accumulation unit value at end of period	$2.54	$2.18	$1.88	$2.03	$1.87	$1.39	$1.18	$1.22	$1.07	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	13,154	16,100	20,412	24,290	30,112	35,922	43,939	51,081	95,224	120,656

Invesco V.I. Diversified Dividend Fund, Series I Shares (04/29/2011)
Accumulation unit value at beginning of period	$1.80	$1.58	$1.56	$1.40	$1.08	$0.92	$1.00	—	—	—
Accumulation unit value at end of period	$1.93	$1.80	$1.58	$1.56	$1.40	$1.08	$0.92	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,566	6,426	5,126	5,516	5,509	4,566	4,289	—	—	—

Invesco V.I. Health Care Fund, Series II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.88	$2.15	$2.11	$1.78	$1.28	$1.07	$1.05	$1.01	$0.80	$1.13
Accumulation unit value at end of period	$2.15	$1.88	$2.15	$2.11	$1.78	$1.28	$1.07	$1.05	$1.01	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	3,667	4,546	6,813	5,708	5,335	4,583	4,633	4,675	5,414	5,240

Invesco V.I. International Growth Fund, Series II Shares (11/01/2005)
Accumulation unit value at beginning of period	$1.60	$1.63	$1.69	$1.70	$1.45	$1.27	$1.38	$1.23	$0.92	$1.57
Accumulation unit value at end of period	$1.95	$1.60	$1.63	$1.69	$1.70	$1.45	$1.27	$1.38	$1.23	$0.92
Number of accumulation units outstanding at end of period (000 omitted)	11,096	13,294	15,354	15,999	15,539	17,045	20,480	24,477	76,801	53,711

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.41	$1.41	$1.41	$1.32	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.70	$1.41	$1.41	$1.41	$1.32	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,057	1,250	3,527	3,767	4,529	5,179	—	—	—	—

Invesco V.I. Technology Fund, Series I Shares (08/13/2001)
Accumulation unit value at beginning of period	$1.28	$1.30	$1.23	$1.12	$0.90	$0.82	$0.87	$0.72	$0.46	$0.84
Accumulation unit value at end of period	$1.71	$1.28	$1.30	$1.23	$1.12	$0.90	$0.82	$0.87	$0.72	$0.46
Number of accumulation units outstanding at end of period (000 omitted)	3,600	4,250	5,647	6,136	7,262	8,097	9,279	10,745	11,446	8,853

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$1.02	$1.13	$1.20	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$0.99	$1.02	$1.13	$1.20	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,818	5,182	7,482	8,642	5,339	—	—	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.02	$1.01	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.05	$1.02	$1.01	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	16,421	16,815	12,008	5,319	1,772	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.19	$1.17	$1.21	$1.18	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.37	$1.19	$1.17	$1.21	$1.18	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,742	1,845	2,160	2,244	1,944	60	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

114    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.57	$1.58	$1.52	$1.36	$1.05	$0.90	$0.96	$0.85	$0.63	$1.06
Accumulation unit value at end of period	$1.98	$1.57	$1.58	$1.52	$1.36	$1.05	$0.90	$0.96	$0.85	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	5,586	6,279	7,362	7,359	9,102	10,929	13,639	18,753	168,562	128,192

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.15	$1.13	$1.14	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.38	$1.15	$1.13	$1.14	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,938	2,834	3,086	2,470	1,416	—	—	—	—	—

MFS ® Massachusetts Investors Growth Stock Portfolio – Service Class (03/27/2015)
Accumulation unit value at beginning of period	$1.02	$0.98	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.30	$1.02	$0.98	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	12,864	15,670	18,780	—	—	—	—	—	—	—

MFS ® New Discovery Series – Service Class (05/01/2000)
Accumulation unit value at beginning of period	$1.84	$1.71	$1.76	$1.92	$1.37	$1.15	$1.29	$0.96	$0.60	$0.99
Accumulation unit value at end of period	$2.30	$1.84	$1.71	$1.76	$1.92	$1.37	$1.15	$1.29	$0.96	$0.60
Number of accumulation units outstanding at end of period (000 omitted)	5,070	5,967	7,470	9,073	12,730	14,561	18,476	17,906	20,432	22,831

MFS ® Utilities Series – Service Class (08/13/2001)
Accumulation unit value at beginning of period	$2.96	$2.69	$3.18	$2.86	$2.40	$2.14	$2.03	$1.80	$1.37	$2.22
Accumulation unit value at end of period	$3.36	$2.96	$2.69	$3.18	$2.86	$2.40	$2.14	$2.03	$1.80	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	13,841	15,339	17,604	21,703	22,161	24,763	28,483	30,235	35,891	43,832

Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.36	$1.33	$1.36	$1.21	$1.19	$0.92	$1.04	$0.86	$0.61	$1.11
Accumulation unit value at end of period	$1.48	$1.36	$1.33	$1.36	$1.21	$1.19	$0.92	$1.04	$0.86	$0.61
Number of accumulation units outstanding at end of period (000 omitted)	5,766	7,037	8,633	9,869	11,018	11,521	13,857	16,073	38,794	50,326

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.47	$1.63	$1.75	$1.74	$1.28	$1.19	$1.29	$0.98	$0.63	$1.20
Accumulation unit value at end of period	$2.02	$1.47	$1.63	$1.75	$1.74	$1.28	$1.19	$1.29	$0.98	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	3,608	3,758	4,823	5,706	6,523	7,547	11,091	11,306	12,049	11,266

Neuberger Berman AMT International Equity Portfolio (Class S) (05/01/2006)
Accumulation unit value at beginning of period	$1.02	$1.04	$1.04	$1.08	$0.93	$0.79	$0.91	$0.75	$0.57	$1.07
Accumulation unit value at end of period	$1.27	$1.02	$1.04	$1.04	$1.08	$0.93	$0.79	$0.91	$0.75	$0.57
Number of accumulation units outstanding at end of period (000 omitted)	2,678	2,865	3,296	3,552	3,805	3,744	4,654	5,093	40,525	41,079

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.93	$0.99	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.91	$0.93	$0.99	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,066	1,043	1,028	390	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.09	$2.11	$2.05	$2.03	$1.62	$1.35	$1.49	$1.30	$0.94	$1.59
Accumulation unit value at end of period	$2.82	$2.09	$2.11	$2.05	$2.03	$1.62	$1.35	$1.49	$1.30	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	12,158	11,402	12,573	12,255	13,330	14,055	16,697	18,638	21,263	24,950

Oppenheimer Global Strategic Income Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$1.60	$1.52	$1.58	$1.55	$1.57	$1.40	$1.41	$1.24	$1.06	$1.25
Accumulation unit value at end of period	$1.68	$1.60	$1.52	$1.58	$1.55	$1.57	$1.40	$1.41	$1.24	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	48,596	56,033	71,089	87,326	106,841	136,644	159,925	193,872	350,910	395,298

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.65	$2.27	$2.44	$2.21	$1.59	$1.36	$1.41	$1.16	$0.85	$1.39
Accumulation unit value at end of period	$2.99	$2.65	$2.27	$2.44	$2.21	$1.59	$1.36	$1.41	$1.16	$0.85
Number of accumulation units outstanding at end of period (000 omitted)	8,737	8,661	9,200	8,752	8,651	8,534	9,937	12,889	15,634	18,861

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2006)
Accumulation unit value at beginning of period	$1.43	$1.27	$1.42	$1.42	$1.44	$1.26	$1.25	$1.12	$0.93	$1.12
Accumulation unit value at end of period	$1.60	$1.43	$1.27	$1.42	$1.42	$1.44	$1.26	$1.25	$1.12	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	14,975	16,963	21,291	30,891	40,275	51,223	49,462	49,921	127,629	131,661

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$0.99	$0.96	$0.97	$0.94	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.12	$0.99	$0.96	$0.97	$0.94	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,023	938	1,206	1,023	1,373	1,076	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$0.99	$1.00	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.04	$1.00	$0.99	$1.00	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8,970	5,911	4,281	3,259	2,683	—	—	—	—	—

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    115

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Putnam VT Global Health Care Fund – Class IB Shares (08/13/2001)
Accumulation unit value at beginning of period	$2.22	$2.53	$2.37	$1.87	$1.34	$1.10	$1.13	$1.11	$0.89	$1.08
Accumulation unit value at end of period	$2.54	$2.22	$2.53	$2.37	$1.87	$1.34	$1.10	$1.13	$1.11	$0.89
Number of accumulation units outstanding at end of period (000 omitted)	3,160	3,689	4,933	4,272	4,170	4,303	5,005	5,824	7,349	8,551

Putnam VT International Equity Fund – Class IB Shares (08/13/2001)
Accumulation unit value at beginning of period	$1.44	$1.49	$1.51	$1.63	$1.28	$1.06	$1.29	$1.19	$0.96	$1.73
Accumulation unit value at end of period	$1.81	$1.44	$1.49	$1.51	$1.63	$1.28	$1.06	$1.29	$1.19	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	3,226	3,660	4,323	4,355	4,853	5,772	7,324	8,590	10,504	13,381

Putnam VT Sustainable Leaders Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.97	$1.84	$1.87	$1.66	$1.23	$1.06	$1.13	$1.00	—	—
Accumulation unit value at end of period	$2.52	$1.97	$1.84	$1.87	$1.66	$1.23	$1.06	$1.13	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,245	4,766	5,636	6,247	6,713	7,461	9,245	11,503	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.96	$0.94	$0.99	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.96	$0.94	$0.99	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	12,265	9,937	10,469	9,367	5,007	—	—	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.79	$0.54	$0.71	$0.77	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.87	$0.79	$0.54	$0.71	$0.77	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,826	3,808	2,337	1,658	856	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.56	$1.49	$1.52	$1.45	$1.21	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.84	$1.56	$1.49	$1.52	$1.45	$1.21	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	169,477	176,564	194,758	199,324	205,762	177,549	153,074	45,018	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.57	$1.49	$1.52	$1.45	$1.21	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.84	$1.57	$1.49	$1.52	$1.45	$1.21	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	31,478	37,085	47,381	54,255	80,004	87,969	109,521	123,203	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.21	$1.19	$1.20	$1.16	$1.14	$1.07	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.29	$1.21	$1.19	$1.20	$1.16	$1.14	$1.07	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	91,597	101,651	94,924	100,672	134,759	211,589	152,207	39,107	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.21	$1.19	$1.20	$1.16	$1.14	$1.07	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.29	$1.21	$1.19	$1.20	$1.16	$1.14	$1.07	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	39,141	50,251	56,974	65,491	91,676	146,041	137,636	129,583	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10,418	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,550	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$1.02	$1.04	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.04	$1.02	$1.04	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	196,362	173,746	84,219	47,213	23,356	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.08	$1.05	$1.08	$1.04	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$1.05	$1.08	$1.04	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	559,214	545,537	342,067	214,158	98,193	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.14	$1.11	$1.16	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.32	$1.14	$1.11	$1.16	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,565,618	3,079,934	2,461,500	1,530,962	541,712	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (04/30/2012)
Accumulation unit value at beginning of period	$1.19	$1.16	$1.20	$1.16	$1.02	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.34	$1.19	$1.16	$1.20	$1.16	$1.02	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,348,661	5,069,930	4,166,843	3,245,376	2,279,309	956,051	—	—	—	—

116    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.40	$1.35	$1.37	$1.32	$1.19	$1.09	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.57	$1.40	$1.35	$1.37	$1.32	$1.19	$1.09	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,240,606	1,265,648	1,290,607	1,313,689	1,372,194	1,323,161	1,036,629	372,331	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.40	$1.35	$1.37	$1.32	$1.19	$1.09	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.57	$1.40	$1.35	$1.37	$1.32	$1.19	$1.09	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	352,246	428,255	534,847	628,237	704,894	756,580	839,441	951,448	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.48	$1.42	$1.45	$1.39	$1.21	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.70	$1.48	$1.42	$1.45	$1.39	$1.21	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	606,530	641,719	690,999	712,898	755,350	671,792	586,675	199,756	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.48	$1.42	$1.45	$1.39	$1.21	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.71	$1.48	$1.42	$1.45	$1.39	$1.21	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	143,369	171,087	217,245	254,402	336,824	380,336	451,744	514,222	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.30	$1.27	$1.28	$1.23	$1.16	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.42	$1.30	$1.27	$1.28	$1.23	$1.16	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	272,779	289,627	299,356	321,778	370,454	457,930	335,257	125,196	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.31	$1.27	$1.28	$1.24	$1.17	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.42	$1.31	$1.27	$1.28	$1.24	$1.17	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	99,579	122,688	154,486	187,724	235,162	314,235	323,133	335,424	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (08/14/2001)
Accumulation unit value at beginning of period	$3.22	$2.59	$2.89	$2.86	$2.14	$1.90	$2.01	$1.63	$1.21	$1.78
Accumulation unit value at end of period	$3.42	$3.22	$2.59	$2.89	$2.86	$2.14	$1.90	$2.01	$1.63	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	6,360	7,636	9,211	11,003	13,581	16,925	21,324	26,229	81,111	85,345

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.01	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.01	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	46,011	5,179	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	515,181	92,936	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.02	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	379,986	48,868	—	—	—	—	—	—	—	—

Wanger International (09/15/1999)
Accumulation unit value at beginning of period	$2.89	$2.96	$2.98	$3.15	$2.60	$2.16	$2.55	$2.06	$1.39	$2.58
Accumulation unit value at end of period	$3.81	$2.89	$2.96	$2.98	$3.15	$2.60	$2.16	$2.55	$2.06	$1.39
Number of accumulation units outstanding at end of period (000 omitted)	14,860	16,879	20,631	23,709	27,965	32,328	41,066	50,298	80,522	88,899

Wanger USA (09/15/1999)
Accumulation unit value at beginning of period	$3.47	$3.08	$3.13	$3.01	$2.27	$1.91	$2.00	$1.64	$1.16	$1.94
Accumulation unit value at end of period	$4.10	$3.47	$3.08	$3.13	$3.01	$2.27	$1.91	$2.00	$1.64	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	17,899	20,983	25,786	30,286	36,897	43,824	54,608	67,604	100,879	117,299

Wells Fargo VT International Equity Fund – Class 2 (02/04/2004)
Accumulation unit value at beginning of period	$1.54	$1.50	$1.49	$1.59	$1.34	$1.20	$1.39	$1.20	$1.05	$1.82
Accumulation unit value at end of period	$1.90	$1.54	$1.50	$1.49	$1.59	$1.34	$1.20	$1.39	$1.20	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	5,939	5,786	7,081	6,905	7,648	9,560	12,050	15,532	69,836	8,283

Wells Fargo VT Opportunity Fund – Class 2 (08/13/2001)
Accumulation unit value at beginning of period	$2.45	$2.20	$2.30	$2.10	$1.62	$1.42	$1.51	$1.24	$0.84	$1.42
Accumulation unit value at end of period	$2.92	$2.45	$2.20	$2.30	$2.10	$1.62	$1.42	$1.51	$1.24	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	5,087	5,903	6,749	7,586	9,027	10,721	13,842	9,802	11,212	13,585

Wells Fargo VT Small Cap Growth Fund – Class 2 (05/01/2001)
Accumulation unit value at beginning of period	$2.18	$2.04	$2.12	$2.18	$1.47	$1.37	$1.45	$1.16	$0.76	$1.32
Accumulation unit value at end of period	$2.71	$2.18	$2.04	$2.12	$2.18	$1.47	$1.37	$1.45	$1.16	$0.76
Number of accumulation units outstanding at end of period (000 omitted)	7,126	7,160	7,984	7,461	8,750	10,201	12,890	18,266	20,853	19,000

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    117

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.05	$0.92	$0.99	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.05	$0.92	$0.99	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,339	2,430	2,464	1,908	770	—	—	—	—	—
Variable account charges of 1.20% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.09	$1.07	$1.10	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.09	$1.07	$1.10	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	682	577	504	435	433	—	—	—	—	—

AB VPS Global Thematic Growth Portfolio (Class B) (11/01/2005)
Accumulation unit value at beginning of period	$1.31	$1.33	$1.32	$1.27	$1.05	$0.93	$1.24	$1.05	$0.70	$1.34
Accumulation unit value at end of period	$1.76	$1.31	$1.33	$1.32	$1.27	$1.05	$0.93	$1.24	$1.05	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	253	259	277	290	309	288	415	437	548	301

AB VPS Growth and Income Portfolio (Class B) (02/13/2002)
Accumulation unit value at beginning of period	$2.13	$1.95	$1.94	$1.80	$1.35	$1.17	$1.11	$1.00	$0.84	$1.43
Accumulation unit value at end of period	$2.50	$2.13	$1.95	$1.94	$1.80	$1.35	$1.17	$1.11	$1.00	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	1,042	1,165	1,389	1,629	1,714	2,074	2,548	3,288	4,258	6,035

AB VPS International Value Portfolio (Class B) (02/13/2002)
Accumulation unit value at beginning of period	$1.69	$1.72	$1.70	$1.84	$1.52	$1.35	$1.69	$1.64	$1.24	$2.68
Accumulation unit value at end of period	$2.09	$1.69	$1.72	$1.70	$1.84	$1.52	$1.35	$1.69	$1.64	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	1,760	2,127	2,375	2,643	3,099	3,734	4,866	6,458	9,981	15,720

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.00	$0.72	$1.18	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.98	$1.00	$0.72	$1.18	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,151	3,546	3,236	2,228	543	—	—	—	—	—

American Century VP International, Class II (02/13/2002)
Accumulation unit value at beginning of period	$1.65	$1.77	$1.78	$1.91	$1.58	$1.32	$1.52	$1.36	$1.03	$1.90
Accumulation unit value at end of period	$2.13	$1.65	$1.77	$1.78	$1.91	$1.58	$1.32	$1.52	$1.36	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	516	573	661	780	850	987	1,335	1,679	2,015	2,795

American Century VP Mid Cap Value, Class II (05/01/2007)
Accumulation unit value at beginning of period	$1.98	$1.63	$1.68	$1.46	$1.14	$0.99	$1.01	$0.86	$0.67	$0.90
Accumulation unit value at end of period	$2.18	$1.98	$1.63	$1.68	$1.46	$1.14	$0.99	$1.01	$0.86	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	841	822	522	574	599	625	582	775	2,523	4,001

American Century VP Ultra®, Class II (11/01/2005)
Accumulation unit value at beginning of period	$1.84	$1.78	$1.70	$1.57	$1.16	$1.03	$1.03	$0.90	$0.68	$1.18
Accumulation unit value at end of period	$2.40	$1.84	$1.78	$1.70	$1.57	$1.16	$1.03	$1.03	$0.90	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	530	641	631	701	770	915	992	992	1,098	1,338

American Century VP Value, Class II (02/13/2002)
Accumulation unit value at beginning of period	$2.54	$2.14	$2.26	$2.02	$1.56	$1.38	$1.38	$1.24	$1.05	$1.45
Accumulation unit value at end of period	$2.73	$2.54	$2.14	$2.26	$2.02	$1.56	$1.38	$1.38	$1.24	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	4,171	4,465	4,733	4,750	4,853	4,953	5,339	5,469	6,158	8,079

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.17	$1.14	$1.17	$1.16	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.32	$1.17	$1.14	$1.17	$1.16	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,381	4,425	4,355	3,099	1,906	428	—	—	—	—

Calvert VP SRI Balanced Portfolio – Class I (02/13/2002)
Accumulation unit value at beginning of period	$1.72	$1.62	$1.67	$1.54	$1.33	$1.21	$1.17	$1.06	$0.86	$1.26
Accumulation unit value at end of period	$1.91	$1.72	$1.62	$1.67	$1.54	$1.33	$1.21	$1.17	$1.06	$0.86
Number of accumulation units outstanding at end of period (000 omitted)	419	452	524	596	614	583	649	737	858	1,073

ClearBridge Variable Small Cap Growth Portfolio – Class I (04/27/2007)
Accumulation unit value at beginning of period	$1.81	$1.73	$1.83	$1.78	$1.23	$1.04	$1.04	$0.84	$0.59	$1.02
Accumulation unit value at end of period	$2.22	$1.81	$1.73	$1.83	$1.78	$1.23	$1.04	$1.04	$0.84	$0.59
Number of accumulation units outstanding at end of period (000 omitted)	107	116	150	176	184	116	142	172	204	130

Columbia Variable Portfolio – Balanced Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.00	$1.91	$1.90	$1.74	$1.45	$1.29	$1.27	$1.14	$0.93	$1.35
Accumulation unit value at end of period	$2.27	$2.00	$1.91	$1.90	$1.74	$1.45	$1.29	$1.27	$1.14	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	10,404	9,620	6,606	4,407	3,681	3,269	3,744	4,325	6,111	2,378

118    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.60	$0.54	$0.72	$0.92	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.60	$0.60	$0.54	$0.72	$0.92	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,020	675	523	355	32	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.47	$1.37	$1.35	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.76	$1.47	$1.37	$1.35	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,544	5,240	3,941	1,859	342	—	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.99	$1.87	$1.87	$1.65	$1.25	$1.11	$1.07	$0.92	$0.75	$1.31
Accumulation unit value at end of period	$2.44	$1.99	$1.87	$1.87	$1.65	$1.25	$1.11	$1.07	$0.92	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	1,237	1,598	1,912	2,126	2,670	3,109	3,980	5,013	6,295	7,479

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.86	$0.90	$0.92	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.88	$0.86	$0.90	$0.92	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	369	404	489	339	252	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.53	$2.25	$2.34	$2.16	$1.72	$1.53	$1.63	$1.41	$1.12	$1.91
Accumulation unit value at end of period	$2.85	$2.53	$2.25	$2.34	$2.16	$1.72	$1.53	$1.63	$1.41	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	4,113	4,760	5,343	6,204	7,057	8,522	11,111	13,939	30,183	36,755

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.97	$0.88	$0.90	$0.90	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.07	$0.97	$0.88	$0.90	$0.90	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,039	680	523	498	254	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.76	$2.66	$2.96	$3.07	$3.16	$2.65	$3.40	$2.87	$1.67	$3.65
Accumulation unit value at end of period	$4.02	$2.76	$2.66	$2.96	$3.07	$3.16	$2.65	$3.40	$2.87	$1.67
Number of accumulation units outstanding at end of period (000 omitted)	653	762	971	1,096	1,470	1,611	1,940	2,468	3,600	5,787

Columbia Variable Portfolio – Global Bond Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.48	$1.52	$1.64	$1.65	$1.81	$1.72	$1.66	$1.58	$1.43	$1.46
Accumulation unit value at end of period	$1.55	$1.48	$1.52	$1.64	$1.65	$1.81	$1.72	$1.66	$1.58	$1.43
Number of accumulation units outstanding at end of period (000 omitted)	1,960	2,261	2,629	3,119	4,069	5,077	5,792	7,371	16,121	18,675

Columbia Variable Portfolio – Government Money Market Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$0.98	$1.00	$1.01	$1.02	$1.03	$1.04	$1.06	$1.07	$1.08	$1.07
Accumulation unit value at end of period	$0.98	$0.98	$1.00	$1.01	$1.02	$1.03	$1.04	$1.06	$1.07	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	1,767	2,795	2,879	3,212	3,817	3,990	5,730	7,758	14,861	39,094

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.52	$2.28	$2.33	$2.28	$2.18	$1.90	$1.82	$1.62	$1.06	$1.44
Accumulation unit value at end of period	$2.65	$2.52	$2.28	$2.33	$2.28	$2.18	$1.90	$1.82	$1.62	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	2,620	3,322	3,561	4,212	4,734	5,671	6,355	7,802	9,680	11,973

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$1.96	$1.79	$1.83	$1.79	$1.72	$1.52	$1.45	$1.29	$0.92	$1.15
Accumulation unit value at end of period	$2.06	$1.96	$1.79	$1.83	$1.79	$1.72	$1.52	$1.45	$1.29	$0.92
Number of accumulation units outstanding at end of period (000 omitted)	3,053	3,559	2,525	2,885	3,286	4,217	4,518	5,416	17,730	11,540

Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.54	$1.49	$1.51	$1.45	$1.50	$1.41	$1.34	$1.25	$1.11	$1.20
Accumulation unit value at end of period	$1.58	$1.54	$1.49	$1.51	$1.45	$1.50	$1.41	$1.34	$1.25	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	7,414	8,459	9,169	10,127	12,817	18,482	20,159	26,396	58,421	63,728

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.80	$1.80	$1.67	$1.48	$1.15	$0.97	$1.02	$0.88	$0.65	$1.18
Accumulation unit value at end of period	$2.28	$1.80	$1.80	$1.67	$1.48	$1.15	$0.97	$1.02	$0.88	$0.65
Number of accumulation units outstanding at end of period (000 omitted)	1,150	1,447	1,787	1,872	1,991	2,239	2,709	3,547	4,530	6,110

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.15	$1.95	$1.96	$1.75	$1.34	$1.18	$1.17	$1.03	$0.83	$1.34
Accumulation unit value at end of period	$2.57	$2.15	$1.95	$1.96	$1.75	$1.34	$1.18	$1.17	$1.03	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	7,913	6,216	5,727	4,397	3,312	2,590	3,038	3,421	4,568	5,854

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.02	$1.06	$1.07	$1.07	$1.02	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.07	$1.06	$1.02	$1.06	$1.07	$1.07	$1.02	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,772	2,252	1,815	1,789	1,413	1,113	1,220	145	—	—

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    119

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.99	$0.97	$0.99	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.09	$0.99	$0.97	$0.99	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	786	723	494	312	45	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.02	$2.00	$1.92	$1.81	$1.40	$1.27	$1.52	$1.22	$0.75	$1.38
Accumulation unit value at end of period	$2.45	$2.02	$2.00	$1.92	$1.81	$1.40	$1.27	$1.52	$1.22	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	285	308	383	371	453	560	877	1,155	1,372	1,170

Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (05/02/2005)
Accumulation unit value at beginning of period	$2.27	$2.02	$2.15	$1.94	$1.43	$1.22	$1.35	$1.11	$0.80	$1.47
Accumulation unit value at end of period	$2.55	$2.27	$2.02	$2.15	$1.94	$1.43	$1.22	$1.35	$1.11	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	468	533	648	721	814	1,034	1,325	1,680	2,952	5,049

Columbia Variable Portfolio – Overseas Core Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.69	$1.83	$1.76	$1.95	$1.61	$1.39	$1.60	$1.42	$1.13	$1.92
Accumulation unit value at end of period	$2.13	$1.69	$1.83	$1.76	$1.95	$1.61	$1.39	$1.60	$1.42	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	782	933	752	667	806	885	1,090	1,443	1,829	2,197

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.19	$1.85	$1.97	$1.79	$1.32	$1.12	$1.16	$0.97	$0.78	$1.30
Accumulation unit value at end of period	$2.62	$2.19	$1.85	$1.97	$1.79	$1.32	$1.12	$1.16	$0.97	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	358	402	600	829	710	665	477	561	429	584

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.87	$2.55	$2.67	$2.55	$1.74	$1.49	$1.65	$1.32	$0.95	$1.57
Accumulation unit value at end of period	$3.18	$2.87	$2.55	$2.67	$2.55	$1.74	$1.49	$1.65	$1.32	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	258	313	364	391	424	452	705	880	971	1,315

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$1.17	$1.16	$1.16	$1.11	$1.14	$1.14	$1.14	$1.12	$1.07	$1.11
Accumulation unit value at end of period	$1.20	$1.17	$1.16	$1.16	$1.11	$1.14	$1.14	$1.14	$1.12	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	2,603	3,123	3,392	4,235	5,295	6,553	7,651	9,727	11,135	13,972

Credit Suisse Trust – Commodity Return Strategy Portfolio (05/01/2006)
Accumulation unit value at beginning of period	$0.50	$0.45	$0.61	$0.74	$0.83	$0.86	$1.00	$0.87	$0.73	$1.12
Accumulation unit value at end of period	$0.50	$0.50	$0.45	$0.61	$0.74	$0.83	$0.86	$1.00	$0.87	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	1,528	815	1,068	1,397	1,744	2,125	2,408	2,563	2,966	2,963

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$1.10	$1.12	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.99	$1.10	$1.12	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	888	1,113	918	474	184	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (09/13/2004)
Accumulation unit value at beginning of period	$1.42	$1.32	$1.36	$1.27	$1.36	$1.30	$1.19	$1.16	$1.10	$1.11
Accumulation unit value at end of period	$1.44	$1.42	$1.32	$1.36	$1.27	$1.36	$1.30	$1.19	$1.16	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	2,718	3,142	3,388	3,714	4,528	6,547	7,560	9,304	25,536	17,319

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.01	$0.98	$1.04	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.01	$0.98	$1.04	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,306	530	290	86	36	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 1) (04/29/2016)
Accumulation unit value at beginning of period	$1.06	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.06	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,874	2,133	—	—	—	—	—	—	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 3) (05/01/2006)
Accumulation unit value at beginning of period	$1.51	$1.40	$1.41	$1.27	$1.00	$0.92	$0.96	$0.87	$0.67	$1.11
Accumulation unit value at end of period	$1.80	$1.51	$1.40	$1.41	$1.27	$1.00	$0.92	$0.96	$0.87	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	354	386	452	510	560	547	742	1,020	17,879	12,896

CTIVP SM – Victory Sycamore Established Value Fund (Class 3) (02/04/2004)
Accumulation unit value at beginning of period	$2.54	$2.13	$2.15	$1.94	$1.45	$1.25	$1.35	$1.12	$0.83	$1.33
Accumulation unit value at end of period	$2.90	$2.54	$2.13	$2.15	$1.94	$1.45	$1.25	$1.35	$1.12	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	292	206	187	156	168	218	282	347	389	614

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.98	$0.98	$1.00	$1.00	$1.02	$1.01	$1.00	$1.00	—	—
Accumulation unit value at end of period	$0.97	$0.98	$0.98	$1.00	$1.00	$1.02	$1.01	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,993	1,417	972	618	335	395	320	163	—	—

120    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.97	$0.94	$1.01	$0.99	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.03	$0.97	$0.94	$1.01	$0.99	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,129	1,269	1,268	1,159	896	228	—	—	—	—

Eaton Vance VT Floating-Rate Income Fund – Initial Class (05/01/2006)
Accumulation unit value at beginning of period	$1.32	$1.22	$1.25	$1.26	$1.23	$1.16	$1.14	$1.06	$0.74	$1.03
Accumulation unit value at end of period	$1.35	$1.32	$1.22	$1.25	$1.26	$1.23	$1.16	$1.14	$1.06	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	3,408	4,072	4,727	6,455	8,259	5,538	6,419	6,500	12,792	11,376

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (05/01/2006)
Accumulation unit value at beginning of period	$1.74	$1.63	$1.64	$1.49	$1.15	$1.00	$1.05	$0.90	$0.68	$1.19
Accumulation unit value at end of period	$2.09	$1.74	$1.63	$1.64	$1.49	$1.15	$1.00	$1.05	$0.90	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	10,078	10,461	11,918	10,949	10,325	10,153	11,122	12,302	15,949	27,515

Fidelity ® VIP Growth & Income Portfolio Service Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.14	$1.87	$1.94	$1.78	$1.35	$1.16	$1.16	$1.02	$0.81	$1.42
Accumulation unit value at end of period	$2.47	$2.14	$1.87	$1.94	$1.78	$1.35	$1.16	$1.16	$1.02	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	1,756	2,042	2,291	2,557	2,893	3,338	4,067	5,091	6,236	8,328

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$3.52	$3.18	$3.27	$3.12	$2.33	$2.05	$2.33	$1.84	$1.33	$2.23
Accumulation unit value at end of period	$4.19	$3.52	$3.18	$3.27	$3.12	$2.33	$2.05	$2.33	$1.84	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	4,805	4,976	5,488	5,341	5,816	6,547	8,022	9,514	14,164	20,610

Fidelity ® VIP Overseas Portfolio Service Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$1.72	$1.84	$1.80	$1.99	$1.54	$1.30	$1.59	$1.43	$1.14	$2.07
Accumulation unit value at end of period	$2.21	$1.72	$1.84	$1.80	$1.99	$1.54	$1.30	$1.59	$1.43	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	792	945	1,109	1,245	1,403	1,536	1,936	2,441	3,135	4,259

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$0.97	$1.00	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.04	$0.97	$1.00	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,336	4,238	3,345	2,973	530	—	—	—	—	—

Franklin Global Real Estate VIP Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$1.96	$1.97	$1.98	$1.75	$1.73	$1.37	$1.47	$1.23	$1.05	$1.84
Accumulation unit value at end of period	$2.14	$1.96	$1.97	$1.98	$1.75	$1.73	$1.37	$1.47	$1.23	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	1,155	1,402	1,733	1,968	2,260	2,435	2,639	3,274	4,145	5,481

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.14	$1.01	$1.10	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.14	$1.01	$1.10	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,376	4,296	5,121	4,599	864	—	—	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.17	$1.89	$2.01	$1.90	$1.50	$1.33	$1.36	$1.24	$0.99	$1.60
Accumulation unit value at end of period	$2.32	$2.17	$1.89	$2.01	$1.90	$1.50	$1.33	$1.36	$1.24	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	2,087	2,078	2,317	2,485	2,751	3,107	3,633	4,727	5,705	8,193

Franklin Small Cap Value VIP Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$3.29	$2.56	$2.79	$2.81	$2.09	$1.78	$1.88	$1.48	$1.16	$1.75
Accumulation unit value at end of period	$3.59	$3.29	$2.56	$2.79	$2.81	$2.09	$1.78	$1.88	$1.48	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	2,091	2,042	2,005	2,092	1,922	2,057	2,496	2,911	3,457	4,647

Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares (02/13/2002)
Accumulation unit value at beginning of period	$3.19	$2.84	$3.16	$2.82	$2.15	$1.83	$1.98	$1.60	$1.22	$1.96
Accumulation unit value at end of period	$3.50	$3.19	$2.84	$3.16	$2.82	$2.15	$1.83	$1.98	$1.60	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	1,532	1,808	2,160	2,452	2,896	3,719	4,717	6,137	7,669	10,448

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.90	$0.91	$0.97	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.93	$0.90	$0.91	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	530	392	337	85	—	—	—	—	—	—

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (02/13/2002)
Accumulation unit value at beginning of period	$2.17	$1.98	$2.01	$1.75	$1.28	$1.14	$1.10	$0.99	$0.83	$1.33
Accumulation unit value at end of period	$2.66	$2.17	$1.98	$2.01	$1.75	$1.28	$1.14	$1.10	$0.99	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	1,085	1,312	1,573	1,694	2,113	2,613	3,289	4,364	5,508	7,207

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.49	$1.47	$1.43	$1.33	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.87	$1.49	$1.47	$1.43	$1.33	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	739	955	1,178	1,420	2,006	2,437	—	—	—	—

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    121

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.07	$0.97	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.07	$0.97	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,205	3,225	3,496	2,734	2,301	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.11	$1.83	$1.97	$1.83	$1.36	$1.16	$1.20	$1.05	$0.83	$1.30
Accumulation unit value at end of period	$2.45	$2.11	$1.83	$1.97	$1.83	$1.36	$1.16	$1.20	$1.05	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	2,400	2,997	3,560	3,960	4,816	5,740	7,423	9,203	15,447	21,701

Invesco V.I. Diversified Dividend Fund, Series I Shares (04/29/2011)
Accumulation unit value at beginning of period	$1.77	$1.56	$1.55	$1.39	$1.07	$0.92	$1.00	—	—	—
Accumulation unit value at end of period	$1.90	$1.77	$1.56	$1.55	$1.39	$1.07	$0.92	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	914	995	768	900	810	429	539	—	—	—

Invesco V.I. Health Care Fund, Series II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.83	$2.10	$2.06	$1.75	$1.26	$1.06	$1.03	$1.00	$0.79	$1.13
Accumulation unit value at end of period	$2.09	$1.83	$2.10	$2.06	$1.75	$1.26	$1.06	$1.03	$1.00	$0.79
Number of accumulation units outstanding at end of period (000 omitted)	301	354	521	411	367	341	383	387	587	665

Invesco V.I. International Growth Fund, Series II Shares (11/01/2005)
Accumulation unit value at beginning of period	$1.56	$1.59	$1.65	$1.67	$1.42	$1.25	$1.36	$1.22	$0.92	$1.56
Accumulation unit value at end of period	$1.89	$1.56	$1.59	$1.65	$1.67	$1.42	$1.25	$1.36	$1.22	$0.92
Number of accumulation units outstanding at end of period (000 omitted)	733	949	1,076	1,050	959	1,079	1,233	1,536	7,083	7,389

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.39	$1.40	$1.40	$1.32	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.68	$1.39	$1.40	$1.40	$1.32	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	315	316	478	556	596	682	—	—	—	—

Invesco V.I. Technology Fund, Series I Shares (02/13/2002)
Accumulation unit value at beginning of period	$1.44	$1.47	$1.39	$1.27	$1.03	$0.94	$1.00	$0.83	$0.53	$0.98
Accumulation unit value at end of period	$1.93	$1.44	$1.47	$1.39	$1.27	$1.03	$0.94	$1.00	$0.83	$0.53
Number of accumulation units outstanding at end of period (000 omitted)	463	432	506	505	586	728	1,003	1,578	1,450	1,188

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$1.02	$1.12	$1.20	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$0.98	$1.02	$1.12	$1.20	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	917	1,230	2,299	3,297	1,387	—	—	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.01	$1.00	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.03	$1.01	$1.00	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,672	4,198	2,494	787	243	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.17	$1.15	$1.20	$1.17	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.17	$1.15	$1.20	$1.17	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	497	398	355	137	68	—	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.53	$1.54	$1.49	$1.33	$1.04	$0.89	$0.95	$0.84	$0.63	$1.06
Accumulation unit value at end of period	$1.93	$1.53	$1.54	$1.49	$1.33	$1.04	$0.89	$0.95	$0.84	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	936	963	1,036	872	904	1,063	1,400	1,827	18,450	16,906

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.14	$1.12	$1.14	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.36	$1.14	$1.12	$1.14	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,080	996	839	677	397	—	—	—	—	—

MFS ® Massachusetts Investors Growth Stock Portfolio – Service Class (03/27/2015)
Accumulation unit value at beginning of period	$1.02	$0.97	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.29	$1.02	$0.97	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,136	1,326	1,466	—	—	—	—	—	—	—

MFS ® New Discovery Series – Service Class (02/13/2002)
Accumulation unit value at beginning of period	$2.11	$1.97	$2.03	$2.23	$1.59	$1.34	$1.51	$1.12	$0.70	$1.17
Accumulation unit value at end of period	$2.64	$2.11	$1.97	$2.03	$2.23	$1.59	$1.34	$1.51	$1.12	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	383	466	530	703	924	1,014	1,248	1,318	1,542	1,851

MFS ® Utilities Series – Service Class (02/13/2002)
Accumulation unit value at beginning of period	$3.57	$3.25	$3.86	$3.47	$2.92	$2.61	$2.48	$2.21	$1.69	$2.74
Accumulation unit value at end of period	$4.04	$3.57	$3.25	$3.86	$3.47	$2.92	$2.61	$2.48	$2.21	$1.69
Number of accumulation units outstanding at end of period (000 omitted)	2,062	2,066	2,380	2,670	2,644	2,679	2,928	2,748	3,343	4,698

122    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.32	$1.30	$1.33	$1.19	$1.17	$0.91	$1.03	$0.85	$0.61	$1.10
Accumulation unit value at end of period	$1.44	$1.32	$1.30	$1.33	$1.19	$1.17	$0.91	$1.03	$0.85	$0.61
Number of accumulation units outstanding at end of period (000 omitted)	671	847	1,071	1,292	1,547	1,651	1,854	2,304	4,848	7,113

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.43	$1.59	$1.71	$1.70	$1.25	$1.17	$1.28	$0.98	$0.63	$1.19
Accumulation unit value at end of period	$1.96	$1.43	$1.59	$1.71	$1.70	$1.25	$1.17	$1.28	$0.98	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	745	647	865	1,012	933	1,242	1,686	1,284	1,240	1,487

Neuberger Berman AMT International Equity Portfolio (Class S) (05/01/2006)
Accumulation unit value at beginning of period	$0.99	$1.02	$1.02	$1.06	$0.91	$0.78	$0.90	$0.75	$0.56	$1.06
Accumulation unit value at end of period	$1.24	$0.99	$1.02	$1.02	$1.06	$0.91	$0.78	$0.90	$0.75	$0.56
Number of accumulation units outstanding at end of period (000 omitted)	157	182	206	208	237	220	287	320	4,088	5,048

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.92	$0.98	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.91	$0.92	$0.98	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	415	289	373	21	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.02	$2.05	$2.00	$1.98	$1.58	$1.32	$1.46	$1.28	$0.93	$1.58
Accumulation unit value at end of period	$2.72	$2.02	$2.05	$2.00	$1.98	$1.58	$1.32	$1.46	$1.28	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	2,835	2,560	3,117	2,651	2,554	2,440	2,763	2,966	3,414	4,437

Oppenheimer Global Strategic Income Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$1.55	$1.48	$1.53	$1.51	$1.54	$1.38	$1.38	$1.22	$1.04	$1.23
Accumulation unit value at end of period	$1.63	$1.55	$1.48	$1.53	$1.51	$1.54	$1.38	$1.38	$1.22	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	6,884	7,596	9,456	11,272	13,581	17,582	20,765	25,920	45,739	58,677

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.57	$2.21	$2.38	$2.16	$1.55	$1.33	$1.38	$1.14	$0.84	$1.37
Accumulation unit value at end of period	$2.89	$2.57	$2.21	$2.38	$2.16	$1.55	$1.33	$1.38	$1.14	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	2,294	2,023	1,973	1,628	1,577	1,506	1,679	2,099	2,510	3,184

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2006)
Accumulation unit value at beginning of period	$1.39	$1.24	$1.39	$1.40	$1.41	$1.25	$1.24	$1.11	$0.92	$1.11
Accumulation unit value at end of period	$1.56	$1.39	$1.24	$1.39	$1.40	$1.41	$1.25	$1.24	$1.11	$0.92
Number of accumulation units outstanding at end of period (000 omitted)	2,689	3,195	3,992	5,897	7,334	9,642	8,325	7,492	15,667	18,406

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$0.98	$0.95	$0.97	$0.94	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.10	$0.98	$0.95	$0.97	$0.94	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	269	262	370	339	332	233	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$0.98	$0.99	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.03	$0.99	$0.98	$0.99	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,961	1,423	928	580	264	—	—	—	—	—

Putnam VT Global Health Care Fund – Class IB Shares (02/13/2002)
Accumulation unit value at beginning of period	$2.23	$2.54	$2.39	$1.89	$1.35	$1.12	$1.15	$1.13	$0.91	$1.11
Accumulation unit value at end of period	$2.54	$2.23	$2.54	$2.39	$1.89	$1.35	$1.12	$1.15	$1.13	$0.91
Number of accumulation units outstanding at end of period (000 omitted)	451	532	506	379	412	433	508	683	936	1,192

Putnam VT International Equity Fund – Class IB Shares (02/13/2002)
Accumulation unit value at beginning of period	$1.53	$1.58	$1.60	$1.74	$1.37	$1.14	$1.39	$1.28	$1.04	$1.87
Accumulation unit value at end of period	$1.91	$1.53	$1.58	$1.60	$1.74	$1.37	$1.14	$1.39	$1.28	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	257	286	335	320	366	444	703	801	1,046	1,497

Putnam VT Sustainable Leaders Fund – Class IB Shares (09/24/2010)
Accumulation unit value at beginning of period	$1.94	$1.82	$1.85	$1.65	$1.22	$1.06	$1.13	$1.00	—	—
Accumulation unit value at end of period	$2.48	$1.94	$1.82	$1.85	$1.65	$1.22	$1.06	$1.13	—	—
Number of accumulation units outstanding at end of period (000 omitted)	219	200	208	225	107	106	136	189	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.95	$0.93	$0.98	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.95	$0.93	$0.98	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,297	2,140	2,335	1,820	681	—	—	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.78	$0.53	$0.71	$0.77	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.86	$0.78	$0.53	$0.71	$0.77	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	923	695	526	375	184	—	—	—	—	—

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    123

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.54	$1.47	$1.50	$1.44	$1.20	$1.07	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.81	$1.54	$1.47	$1.50	$1.44	$1.20	$1.07	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	78,567	87,255	100,483	105,357	112,247	95,228	88,245	18,111	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.54	$1.47	$1.50	$1.44	$1.21	$1.07	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.81	$1.54	$1.47	$1.50	$1.44	$1.21	$1.07	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,691	2,829	3,506	3,789	5,048	5,386	7,382	11,130	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.17	$1.18	$1.15	$1.13	$1.06	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.27	$1.19	$1.17	$1.18	$1.15	$1.13	$1.06	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	48,720	59,311	58,818	70,948	106,272	160,513	106,320	31,375	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.17	$1.18	$1.15	$1.13	$1.06	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.27	$1.19	$1.17	$1.18	$1.15	$1.13	$1.06	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,225	4,776	6,583	8,205	11,689	18,739	19,708	20,762	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	111	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	285	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$1.02	$1.04	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.03	$1.02	$1.04	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10,687	14,633	9,712	9,371	3,637	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.07	$1.04	$1.08	$1.04	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.07	$1.04	$1.08	$1.04	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	40,095	47,465	39,217	33,530	9,694	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.13	$1.10	$1.15	$1.11	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.31	$1.13	$1.10	$1.15	$1.11	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	231,063	234,714	242,820	202,464	52,708	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (04/30/2012)
Accumulation unit value at beginning of period	$1.17	$1.15	$1.19	$1.15	$1.02	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.33	$1.17	$1.15	$1.19	$1.15	$1.02	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	306,488	322,387	324,682	292,621	141,007	36,030	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.37	$1.33	$1.35	$1.30	$1.18	$1.08	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.54	$1.37	$1.33	$1.35	$1.30	$1.18	$1.08	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	732,837	776,337	817,719	863,442	970,843	983,581	803,653	267,638	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.38	$1.33	$1.36	$1.31	$1.19	$1.08	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.54	$1.38	$1.33	$1.36	$1.31	$1.19	$1.08	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	35,938	42,319	48,141	55,451	63,550	66,495	76,905	95,000	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.46	$1.40	$1.43	$1.37	$1.20	$1.08	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.67	$1.46	$1.40	$1.43	$1.37	$1.20	$1.08	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	284,009	321,871	363,007	395,159	448,743	416,636	380,432	98,233	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.46	$1.40	$1.43	$1.38	$1.20	$1.08	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.67	$1.46	$1.40	$1.43	$1.38	$1.20	$1.08	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8,352	8,425	11,325	12,393	17,092	20,325	28,510	43,525	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.28	$1.25	$1.27	$1.22	$1.15	$1.07	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.39	$1.28	$1.25	$1.27	$1.22	$1.15	$1.07	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	126,804	147,800	157,110	182,170	236,976	315,033	235,332	82,795	—	—

124    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.28	$1.25	$1.27	$1.23	$1.16	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.39	$1.28	$1.25	$1.27	$1.23	$1.16	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	11,178	14,197	16,266	19,251	23,130	30,768	33,844	38,588	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.94	$2.37	$2.65	$2.63	$1.97	$1.76	$1.86	$1.52	$1.12	$1.66
Accumulation unit value at end of period	$3.11	$2.94	$2.37	$2.65	$2.63	$1.97	$1.76	$1.86	$1.52	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	745	878	1,013	1,110	1,346	1,725	2,181	2,661	9,298	11,506

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.01	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.01	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,781	227	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	19,202	4,033	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.02	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	13,799	3,724	—	—	—	—	—	—	—	—

Wanger International (02/13/2002)
Accumulation unit value at beginning of period	$3.37	$3.46	$3.50	$3.70	$3.06	$2.55	$3.02	$2.45	$1.66	$3.08
Accumulation unit value at end of period	$4.43	$3.37	$3.46	$3.50	$3.70	$3.06	$2.55	$3.02	$2.45	$1.66
Number of accumulation units outstanding at end of period (000 omitted)	1,316	1,545	1,784	2,115	2,380	2,671	3,403	4,188	7,020	8,509

Wanger USA (02/13/2002)
Accumulation unit value at beginning of period	$2.98	$2.66	$2.70	$2.61	$1.98	$1.67	$1.75	$1.43	$1.02	$1.71
Accumulation unit value at end of period	$3.53	$2.98	$2.66	$2.70	$2.61	$1.98	$1.67	$1.75	$1.43	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	1,967	2,385	2,789	3,101	3,704	4,290	5,535	7,116	11,266	14,444

Wells Fargo VT International Equity Fund – Class 2 (02/04/2004)
Accumulation unit value at beginning of period	$1.49	$1.46	$1.45	$1.55	$1.31	$1.17	$1.36	$1.18	$1.04	$1.80
Accumulation unit value at end of period	$1.83	$1.49	$1.46	$1.45	$1.55	$1.31	$1.17	$1.36	$1.18	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	797	819	970	969	1,078	1,221	1,411	1,780	8,152	2,508

Wells Fargo VT Opportunity Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.47	$2.23	$2.32	$2.13	$1.65	$1.45	$1.55	$1.27	$0.87	$1.47
Accumulation unit value at end of period	$2.94	$2.47	$2.23	$2.32	$2.13	$1.65	$1.45	$1.55	$1.27	$0.87
Number of accumulation units outstanding at end of period (000 omitted)	1,139	1,077	1,223	954	1,074	1,295	1,577	941	1,067	1,472

Wells Fargo VT Small Cap Growth Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.43	$2.28	$2.38	$2.46	$1.65	$1.55	$1.65	$1.31	$0.87	$1.51
Accumulation unit value at end of period	$3.02	$2.43	$2.28	$2.38	$2.46	$1.65	$1.55	$1.65	$1.31	$0.87
Number of accumulation units outstanding at end of period (000 omitted)	1,152	1,098	1,391	951	1,040	1,006	1,106	1,331	1,388	1,360

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$0.91	$0.99	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.04	$0.91	$0.99	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	493	345	383	293	47	—	—	—	—	—

RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus    125

Table of Contents of the Statement of Additional Information
Calculating Annuity Payouts	p. 3
Rating Agencies	p. 4
Principal Underwriter	p. 4
Service Providers	p. 4
Independent Registered Public Accounting Firm	p. 5
Condensed Financial Information (Unaudited)	p. 6
Financial Statements

126    RiverSource Retirement Advisor Advantage Plus/Retirement Advisor Select Plus Variable Annuity — Prospectus

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, Inc.
©2008-2018 RiverSource Life Insurance Company. All rights reserved.
S-6273 CD (4/18)

Prospectus
April 30, 2018
RiverSource®
Retirement Advisor 4 Advantage® Variable Annuity
Retirement Advisor 4 Select® Variable Annuity
Retirement Advisor 4 Access® Variable Annuity
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center) ameriprise.com/variableannuities RiverSource Variable Account 10/RiverSource Account MGA
This prospectus contains information that you should know before investing in the RiverSource Retirement Advisor 4 Advantage Variable Annuity (RAVA 4 Advantage), the RiverSource Retirement Advisor 4 Select Variable Annuity (RAVA 4 Select), or the RiverSource Retirement Advisor 4 Access Variable Annuity (RAVA 4 Access). The information in this prospectus applies to all contracts unless stated otherwise.
New contracts are not currently being offered.
Prospectuses are also available for:
AB Variable Products Series Fund, Inc.
ALPS Variable Investment Trust
American Century Variable Portfolios, Inc
BlackRock Variable Series Funds, Inc.
Columbia Funds Variable Insurance Trust
Columbia Funds Variable Series Trust II
Credit Suisse Trust
Deutsche Variable Series II
Dreyfus Variable Investment Fund
Eaton Vance Variable Trust
Fidelity® Variable Insurance Products — Service Class 2
Franklin® Templeton® Variable Insurance Products
Trust – Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Invesco Variable Insurance Funds
Ivy Variable Insurance Portfolios
Janus Aspen Series: Service Shares
Lazard Retirement Series, Inc.
Legg Mason Partners Variable Equity Trust
MFS® Variable Insurance TrustSM
Morgan Stanley Variable Insurance Fund, Inc. (VIF)
Neuberger Berman Advisers Management Trust
Oppenheimer Variable Account Funds Service Shares
PIMCO Variable Insurance Trust (VIT)
Wanger Advisors Trust
VanEck VIP Trust
Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.
The contracts provide for purchase payment credits which we may reverse under certain circumstances. Expenses may be higher and surrender charges may be higher and longer for contracts with purchase payment credits than for contracts without such credits. The amount of the credit may be more than offset by additional charges associated with the credit. (See “Buying Your Contract — Purchase Payment Credits”).
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    1

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).
Variable annuities are complex products. The fees and charges, as well as the available features and benefits, of the variable annuity contracts described in this prospectus will be different from other variable annuities offered in the marketplace. The interest credited, guarantees provided, and credits available, as well as the funds serving as underlying investments and their corresponding expenses, may differ among the variable annuities that are available to you. RiverSource Life may offer other variable annuities or other types of annuities. The benefits, features, fees and charges of these annuities may be different from those described in this prospectus. With the aid of an appropriate financial professional, we encourage you to compare and contrast the variable annuity contracts described in this prospectus with other variable annuities available in the marketplace, including other types of annuities we may offer. This will aid in determining whether purchasing a contract is consistent with your investment objectives, risk tolerance, time horizon, marital status, tax situation, and your unique financial situation and needs. If you select an annuity that includes surrender or other liquidation charges, you should also consider any future needs you may have to access your contract value. The optional benefits and features available with the contracts usually come with additional costs. Consider any additional costs carefully when electing these optional benefits and features.

2    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    3

4    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount before annuity payouts begin.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment rate: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.
Band 3 annuities: RAVA 4 Advantage and RAVA 4 Select contracts that are available for:
•	current or retired employees of Ameriprise Financial, Inc. or its subsidiaries and their spouses or domestic partners (employees),
•	current or retired Ameriprise financial advisors and their spouses or domestic partners (advisors), or
•	individuals investing an initial purchase payment of $1 million or more, with our approval (other individuals).
Beneficiary: The person you designate to receive benefits in case of your death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract before we deduct any applicable charges.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Fixed Account: Part of our general account which includes the regular fixed account and the Special DCA fixed account. Amounts you allocate to this account earn interest at rates that we declare periodically.
Funds: Investment options under your contract. Unless an asset allocation program is in effect, you may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order”, your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.
Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.
Owner (you, your): A person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. If the contract has a nonnatural person as the owner or joint owner, “you, your, and owner” means the annuitant where contract provisions are based on the age or life of the owner. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a nonnatural person or a revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    5

contract is owned by a revocable trust, the annuitant selected should be the grantor of the trust to assure compliance with Section 72(s) of the Code.
Purchase payment credits: An addition we make to your contract value. We base the amount of the credit on the surrender charge schedule you elect and/or total purchase payments. Purchase payment credits are not available under RAVA 4 Access contracts.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•	Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•	Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•	SIMPLE IRAs under Section 408(p) of the Code
•	Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code
•	Custodial and investment only accounts maintained for qualified retirement plans under Section 401(a) of the Code
•	Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.
All other contracts are considered nonqualified annuities.
Rider: You receive a rider to your contract when you purchase optional benefits. The rider adds the terms of the optional benefit to your contract.
Rider effective date: The date a rider becomes effective as stated in the rider.
RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Settlement date: The date when annuity payouts are scheduled to begin.
Special Dollar-Cost Averaging (Special DCA) Fixed Account: An account to which you may allocate new purchase payments of at least $10,000. Amounts you allocate to this account earn interest at rates that we declare periodically and will transfer into your specified subaccount allocations in six monthly transfers.
Surrender value: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable account: Separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

6    RiverSource  RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

The Contracts in Brief
This prospectus describes three contracts. Each contract has different expenses. RAVA 4 Access does not have surrender charges, but it has the highest mortality and expense risk fees of the three contracts. RAVA 4 Select has a three-year surrender charge schedule and has lower mortality and expense risk fees than RAVA 4 Access. RAVA 4 Advantage offers a choice of a seven-year or a ten-year surrender charge schedule, and has the lowest mortality and expense risk fees of the three contracts. RAVA 4 Advantage and RAVA 4 Select include the option to purchase living benefit riders; living benefit riders are not currently available under RAVA 4 Access. Your financial advisor can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract. The information in this prospectus applies to all contracts unless stated otherwise.
Purpose: The purpose of each contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, regular fixed account, subaccounts and/or Special DCA fixed account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax).
It may not have been advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.
Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code including 403(b) plans. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Some employers may permit you to deposit your contributions into other investments such as mutual funds. If such investments are available to you, before enrolling under the contract, you should consider features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits and optional riders (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.
Buying a contract: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See “Buying Your Contract”).
Free look period: The contracts in this prospectus are no longer sold. Generally, all available free look periods have now expired.
Accounts: Generally, you may allocate your purchase payments among any or all of:
•	the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see “The Variable Account and the Funds”)
•	GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (see “Guarantee Period Accounts (GPAs)”)
•	the regular fixed account, which earns interest at rates that we adjust periodically. Purchase payment allocations to the regular fixed account may be subject to special restrictions. Effective May 10, 2010, for RAVA 4 Access contracts you cannot select the regular fixed account. (Exception: RAVA 4 Access contract holders who remained invested in the static PN program model portfolio and have the regular fixed account included in the model portfolio selected.) (see “The Fixed Account”)
•	the Special DCA account, when available. (see “The Fixed Account — The Special DCA Fixed Account”)
Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    7

an MVA, unless an exception applies. You may establish automated transfers among the accounts. You may not transfer existing amounts to the Special DCA fixed account. GPAs and regular fixed account transfers are subject to special restrictions. (see “Making the Most of Your Contract — Transferring Among Accounts”)
Surrenders: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an Internal Revenue Service (“IRS”) penalty that may apply if you surrender prior to your reaching age 59½) and may have other tax consequences; also, certain restrictions apply. If you have elected the SecureSource Flex rider, please consider carefully when you take withdrawals. If you take withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time. (see “Surrenders”)
Benefits in case of death: If you die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value, except in the case of a purchase payment credit reversal. (see “Benefits in Case of Death — Standard Death Benefit”)
Optional benefits: These contracts offer optional features that are available for additional charges if you meet certain criteria. Optional living benefits require investment in approved investment options, which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial surrenders that can be taken under the optional benefit during a contract year. (see “Optional Benefits”)
Annuity payouts: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans that can help meet your retirement or other income needs. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (see “The Annuity Payout Period”)
Taxes: Generally, income earned on your contract value grows tax-deferred until you surrender it or begin to receive payouts. Upon surrender, income taxes generally apply, (under certain circumstances, IRS penalty taxes may apply to surrenders) unless you direct such amounts to be transferred to another investment within the same retirement plan have them directly rolled over to another eligible retirement plan such as an IRA, or qualify for Section 1035 treatment. The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (see “Taxes”)

8    RiverSource  RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Expense Summary
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract. The first table describes the fees and expenses that you paid at the time that you bought the contract or surrender the contract. State premium taxes also may be deducted.
Contract Owner Transaction Expenses
Surrender charge for RAVA 4 Advantage:
(Contingent deferred sales load as a percentage of purchase payment surrendered)
You select either a seven-year or ten-year surrender charge schedule at the time of application.*
Seven-year schedule		Ten-year schedule*
Number of completed years from date of each purchase payment**	Surrender charge percentage	Number of completed years from date of each purchase payment**	Surrender charge percentage
0	7%	0	8%
1	7	1	8
2	7	2	8
3	6	3	7
4	5	4	7
5	4	5	6
6	2	6	5
7+	0	7	4
		8	3
		9	2
		10+	0
* In Alaska, Arizona, Colorado (effective 8-17-07), Connecticut, Georgia (effective 11-10-06), Hawaii, Illinois, Iowa, Michigan (effective 8-17-07), Minnesota, Mississippi, Montana, New Jersey (effective 8-17-07), North Carolina, Oregon, Texas (effective 6-1-10), Utah and Washington the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. In Colorado, Georgia, Michigan, New Jersey and Texas contracts issued before the effective dates listed above follow the ten-year surrender charge schedule in the table above. For contracts issued in Alabama and Massachusetts, surrender charges are waived after the tenth contract anniversary for all payments regardless of when payments are made. Please see your contract for the surrender charge schedule applicable to you.
** According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed fourteen days prior to the anniversary of the day each purchase payment was received.
Surrender charge for RAVA 4 Select (except Texas):
(Contingent deferred sales load as a percentage of purchase payment surrendered)
Years from contract date***	Surrender charge percentage
1	7%
2	7
3	7
Thereafter	0
Surrender charge for RAVA 4 Select in Texas:
(Contingent deferred sales load as a percentage of purchase payment surrendered)
Number of completed years from date of each purchase payment***	Surrender charge percentage
0	8%
1	7
2	6
Thereafter	0
There are no surrender charges after the third contract anniversary.
***	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed one day prior to the contract anniversary.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    9

Surrender charge for RAVA 4 Access: None
Liquidation charge under Variable Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to surrender those payments. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% for the assumed investment return of 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See “Charges — Surrender Charge” and “The Annuity Payout Period — Annuity Payout Plans.”)
Surrender charge for fixed annuity payouts, if available:
Number of Completed Years Since Annuitization	Surrender charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit surrenders in the first year after annuitization.
The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.
Annual Contract Administrative Charge
Maximum : $50*	Current : $30
(We will waive this $30 charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)
*	In certain states and for certain contracts we have waived our right to increase the contract administrative charge.
Annual Variable Account Expenses
(Total annual variable account expenses as a percentage of average daily subaccount value.)
Mortality and expense risk fee:	RAVA 4 Advantage	RAVA 4 Select	RAVA 4 Access
For nonqualified annuities	1.05%	1.30%	1.45%
For qualified annuities	0.85%	1.10%	1.25%
Optional Rider Fees
Optional Death Benefits
(As a percentage of contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)
ROPP rider fee	Maximum: 0.30%	Current: 0.20%
MAV rider fee	Maximum: 0.35%	Current: 0.25%
5-Year MAV rider fee	Maximum: 0.20%	Current: 0.10%
EEB rider fee	Maximum: 0.40%	Current: 0.30%
EEP rider fee	Maximum: 0.50%	Current: 0.40%
Optional Living Benefits
Accumulation Benefit rider fee

Contract purchase date	Maximum annual rider fee	Initial annual rider fee
prior to 1/26/2009	2.50%	0.60%
1/26/2009 – 5/31/2009	2.50%	0.80%
11/09/2009 – 10/03/2010	2.50%	1.25%
10/04/2010 and later	2.50%	1.50%
Current rider fees for elective step-up or elective spousal continuation step-up are shown in the table below.

10    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

			If invested in Portfolio Navigator fund at the time of step-up:			If invested in Portfolio Stabilizer fund at the time of step-up:
Contract purchase date	Maximum annual rider fee	Current annual rider fee for elective step-ups before 10/20/12	Current annual rider fee for elective step-ups on or after 10/20/12, but before 10/18/14	Current annual rider fee for elective step-ups on or after 10/18/14, but before 07/01/16	Current annual rider fee for elective step-ups on or after 07/01/16	Current annual rider fee for elective step-ups on or after 11/18/13, but before 10/18/14	Current annual rider fee for elective step-ups on or after 10/18/14, but before 07/01/16	Current annual rider fee for elective step-ups on or after 07/01/16
prior to 1/26/2009	2.50%	0.60%	1.75%	1.60%	1.75%	1.30%	1.00%	1.30%
1/26/2009 - 5/31/2009	2.50%	0.80%	1.75%	1.60%	1.75%	1.30%	1.00%	1.30%
11/09/2009 - 10/03/2010	2.50%	1.25%	1.75%	1.60%	1.75%	1.30%	1.00%	1.30%
10/04/2010 and later	2.50%	1.50%	1.75%	1.60%	1.75%	1.30%	1.00%	1.30%
(Charged annually as a percentage of contract value or the Minimum Contract Accumulation Value, whichever is greater. The fee applies only if you elect the optional rider.)
SecureSource Flex– Single life rider fee	Maximum: 2.00%	Current: 0.95%
SecureSource Flex– Joint life rider fee	Maximum: 2.50%	Current: 1.10%
(Charged annually at the contract anniversary as a percentage of contract value or the total Remaining Benefit Amount, whichever is greater. The fee applies only if you elect the optional rider.)
GWB for Life rider fee

Maximum : 1.50%	Initial : 0.65%(1)
(Charged annually at the contract anniversary as a percentage of contract value or the total Remaining Benefit Amount, whichever is greater. The fee applies only if you elect the optional rider.)
(1)	Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up, or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

Fund name	Maximum annual rider fee	Current rider fee as of 12/18/13
Portfolio Stabilizer funds	1.50%	0.65%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.65%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.65%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.65%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.95%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	1.10%

SecureSource ® rider fees

Contract purchase date	Maximum annual rider fee	Initial annual rider fee(2)
prior to 1/26/2009, Single Life	1.50%	0.65%
prior to 1/26/2009, Joint Life	1.75%	0.85%
1/26/2009 and later, Single Life	2.00%	0.90%
1/26/2009 and later, Joint Life	2.50%	1.15%
(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)
(2)	Effective Dec. 18, 2013 if you request an elective step up or the elective spousal continuation step up, or move to a Portfolio Navigator fund that is more aggressive than your current Portfolio Navigator fund allocation, the fee that will apply to your rider will correspond to the fund in which you are invested following the change as shown in the table below.

		Portfolio Navigator funds
Contract purchase date	All Portfolio Stabilizer funds	Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
prior to 1/26/2009, Single Life	0.65%	0.65%	0.65%	0.65%	0.90%	1.00%
prior to 1/26/2009, Joint Life	0.85%	0.85%	0.85%	0.85%	1.10%	1.20%
1/26/2009 and later, Single Life	0.90%	0.90%	0.90%	0.90%	1.00%	1.10%
1/26/2009 and later, Joint Life	1.15%	1.15%	1.15%	1.15%	1.25%	1.35%

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    11

Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the contract. The minimum and maximum expenses listed below are based on expenses for the funds’ fiscal year ended Dec. 31, 2017, unless otherwise noted, without taking into account fee waivers and/or expense reimbursements that may apply. More detail concerning each underlying fund’s fees and expenses is contained in each fund’s prospectus.
Minimum and maximum total annual operating expenses for the funds(1)
(Including management, distribution (12b-1) and/or service fees and other expenses)
	Minimum(%)	Maximum(%)
Total expenses before fee waivers and/or expense reimbursements	0.41	2.76
(1)	Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.
Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges, variable account annual expenses and fund fees and expenses.
These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.
Maximum Expenses (for contracts with living benefit riders). These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of the funds available with living benefit riders, before fee waivers and/or expense reimbursements. They assume that you select the optional MAV, EEP (if available), Accumulation Benefit or SecureSource Flex – Joint Life, if available(1),(2). Living benefit riders are not available under RAVA 4 Access contracts. Although your actual costs may be higher, based on these assumptions your costs would be:
	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA 4 Advantage
With a ten-year surrender charge schedule	$1,353	$2,503	$3,637	$6,076	$625	$1,865	$3,089	$6,076
RAVA 4 Advantage
With a seven-year surrender charge schedule	1,250	2,389	3,422	6,020	620	1,848	3,060	6,020
RAVA 4 Select	1,274	1,919	3,173	6,215	644	1,919	3,173	6,215
RAVA 4 Select – Texas	1,274	1,919	3,173	6,215	644	1,919	3,173	6,215
RAVA 4 Access	NA	NA	NA	NA	NA	NA	NA	NA

	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA 4 Advantage
With a ten-year surrender charge schedule	$1,333	$2,445	$3,545	$5,914	$605	$1,807	$2,997	$5,914
RAVA 4 Advantage
With a seven-year surrender charge schedule	1,230	2,332	3,331	5,860	600	1,791	2,970	5,860
RAVA 4 Select	1,255	1,862	3,083	6,059	625	1,862	3,083	6,059
RAVA 4 Select – Texas	1,255	1,862	3,083	6,059	625	1,862	3,083	6,059
RAVA 4 Access	NA	NA	NA	NA	NA	NA	NA	NA

12    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Maximum Expenses (for contracts without living benefit riders). These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the optional MAV and EEP, if available(1),(2). Although your actual costs may be higher, based on these assumptions your costs would be:
	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA 4 Advantage
With a ten-year surrender charge schedule	$1,258	$2,227	$3,190	$5,256	$531	$1,590	$2,644	$5,256
RAVA 4 Advantage
With a seven-year surrender charge schedule	1,156	2,116	2,980	5,207	526	1,576	2,620	5,207
RAVA 4 Select	1,182	1,648	2,733	5,402	552	1,648	2,733	5,402
RAVA 4 Select – Texas	1,182	1,648	2,733	5,402	552	1,648	2,733	5,402
RAVA 4 Access	567	1,691	2,801	5,516	567	1,691	2,801	5,516

	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA 4 Advantage
With a ten-year surrender charge schedule	$1,238	$2,168	$3,096	$5,095	$511	$1,531	$2,551	$5,095
RAVA 4 Advantage
With a seven-year surrender charge schedule	1,136	2,058	2,888	5,049	506	1,518	2,528	5,049
RAVA 4 Select	1,162	1,590	2,642	5,247	532	1,590	2,642	5,247
RAVA 4 Select – Texas	1,162	1,590	2,642	5,247	532	1,590	2,642	5,247
RAVA 4 Access	547	1,633	2,711	5,363	547	1,633	2,711	5,363
Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements(3). They assume that you do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:
	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Nonqualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA 4 Advantage
With a ten-year surrender charge schedule(4)	$934	$1,260	$1,562	$2,051	$181	$558	$ 956	$2,051
RAVA 4 Advantage
With a seven-year surrender charge schedule	832	1,149	1,348	2,034	180	554	948	2,034
RAVA 4 Select	856	631	1,080	2,307	205	631	1,080	2,307
RAVA 4 Select – Texas	856	631	1,080	2,307	205	631	1,080	2,307
RAVA 4 Access	221	678	1,158	2,467	221	678	1,158	2,467

	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
Qualified Annuity	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA 4 Advantage
With a ten-year surrender charge schedule(4)	$915	$1,201	$1,454	$1,826	$160	$495	$ 848	$1,826
RAVA 4 Advantage
With a seven-year surrender charge schedule	813	1,090	1,241	1,811	159	491	841	1,811
RAVA 4 Select	837	569	974	2,089	185	569	974	2,089
RAVA 4 Select – Texas	837	569	974	2,089	185	569	974	2,089
RAVA 4 Access	200	616	1,053	2,252	200	616	1,053	2,252
(1)	In these examples, the contract administrative charge is $50.
(2)	Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.
(3)	In these examples, the contract administrative charge is $30.
(4)	In Alaska, Arizona, Colorado, Connecticut, Georgia, Hawaii, Illinois, Iowa, Michigan, Minnesota, Mississippi, Montana, New Jersey, North Carolina, Oregon, Texas, Utah and Washington, your expenses would be slightly lower due to the modified ten-year surrender charge schedule.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    13

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

14    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Condensed Financial Information
You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combination in Appendix J.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.
The Variable Account and the Funds
The variable account: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds: The contracts currently offer subaccounts investing in shares of the funds. For a list of underlying funds with a summary of investment objectives, investment advisers and subadvisers, please see Appendix A.
Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number listed on the first page of this prospectus.
•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund name and management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    15

are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”) or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.
•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.
•	Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
•	Risks and Conflicts of Interest with Certain Funds Advised by Columbia Management. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several funds of funds, including Portfolio Navigator and Portfolio Stabilizer funds. As such, it retains full discretion over the investment activities and investment decisions of the funds. These funds invest in other registered mutual funds. In providing investment advisory services for the funds and the underlying funds in which those funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management Investment Advisers or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
•	Volatility and Volatility Management Risk with the Portfolio Stabilizer funds. Portfolio Stabilizer funds are managed volatility funds that employ a strategy designed to reduce overall volatility and downside risk. These types of funds are available under the contracts and one or more of these funds may be offered in other variable annuity and variable life insurance products offered by us. These funds may also be used in conjunction with guaranteed living benefit and death benefit riders we offer with various annuity contracts, including the contracts.
Conflicts may arise because the manner in which these funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit and death benefit riders. Managed volatility funds employ a strategy to reduce overall volatility and downside risk. A successful strategy may result in smaller losses to your contract value when markets are declining and market volatility is high. In turn, a successful strategy may also result in less gain in your contract value during rising markets with higher volatility when compared to funds not employing a managed volatility strategy. Accordingly, although an investment in the Portfolio Stabilizer funds may mitigate declines in your contract value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your contract value during periods of positive performance by the equity markets. There is no guarantee any of the funds’ strategies will be successful. When offered with a guaranteed living benefit, managed volatility funds may decrease the number and amount of any periodic benefit base increase opportunities. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
While Columbia Management is the investment adviser to the Portfolio Navigator and Portfolio Stabilizer funds, it provides no investment advice to you as to whether an allocation to the funds is appropriate for you. You must decide whether an investment in these funds is right for you. Additional information on the funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised fund of funds and managed volatility funds and their investment objectives are in Appendix A.

16    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

•	Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including but not limited to expense payments and non-cash compensation, for various purposes:
•	Compensating, training and educating financial advisors who sell the contracts.
•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to contract owners, authorized selling firms and financial advisors.
•	Providing sub-transfer agency and shareholder servicing to contract owners.
•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.
•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•	Furnishing personal services to contract owners, including education of contract owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    17

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or from the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.
•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.
The Guarantee Period Accounts (GPAs)
The GPAs may not be available for contracts in some states. GPAs are not available if the GWB for Life, SecureSource, or Accumulation Benefit is selected.
Currently, unless you have elected one of the optional living benefit riders, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. The required minimum investment in each GPA is $1,000. These accounts are not offered after annuity payouts begin.
Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA. The GPA interests under the contracts are registered with the SEC. The SEC staff reviews the disclosures in this prospectus on the GPA interests.
The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates).
These rates generally will be based on various factors related to future investment earnings. Interest rates offered may vary by state, but will not be lower than state law allows. We cannot predict nor can we guarantee what future rates will be.
We hold amounts you allocate to the GPAs in a “nonunitized” separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations in interest rates. We achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.
We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:
•	Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

18    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

•	Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies — Standard & Poor’s, Moody’s Investors Service or Fitch — or are rated in the two highest grades by the National Association of Insurance Commissioners;
•	Debt instruments that are unrated, but which are deemed by RiverSource Life to have an investment quality within the four highest grades;
•	Other debt instruments which are unrated or rated below investment grade, limited to 15% of assets at the time of purchase; and
•	Real estate mortgages, limited to 30% of portfolio assets at the time of acquisition.
In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.
While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Minnesota and other state insurance laws.
Market Value Adjustment (MVA)
We will not apply an MVA to contract value you transfer or surrender out of the GPAs during the 30-day period ending on the last day of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value from the specified GPA to a GPA of another length, transfer the contract value from the specified GPA to any of the subaccounts or the regular fixed account, or surrender the value from the specified GPA (all subject to applicable surrender and transfer provisions). If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the contract value from the specified GPA into the shortest GPA term offered in your state. If no GPAs are offered, we will transfer the value to the regular fixed account, if available. If the regular fixed account is not available, we will transfer the value to the money market or cash management variable subaccount we designate.
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as “early surrenders.” The application of an MVA may result in either a gain or loss of principal.
The 30-day rule does not apply and no MVA will apply to:
•	amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Diagnosis; and
•	amounts deducted for fees and charges.
Amounts we pay as death claims will not be reduced by any MVA.
When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.
The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:
If your GPA rate is:	The MVA is:
Less than the new GPA rate + 0.10%	Negative
Equal to the new GPA rate + 0.10%	Zero
Greater than the new GPA rate + 0.10%	Positive
For an example, see Appendix B.
The General Account
The general account includes all assets owned by RiverSource Life, other than those in the variable account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any death or living benefits offered under the contract. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option,

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    19

liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The Fixed Account
Amounts allocated to the fixed account are part of our general account. The fixed account includes the regular fixed account and the Special DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time at our discretion. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.
We have not registered interests in the fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. We believe these options are exempt from registration under the federal securities laws because the underlying values do not vary according to the performance of a separate account and satisfy state standard non-forfeiture laws. Accordingly, we have a reasonable basis for concluding that the fixed account provides sufficient guarantees of principal and interest through the company’s general account to qualify under Section 3(a)(8) of the Securities Act of 1933.
The fixed account has not been registered with the SEC. Disclosures regarding the fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The Regular Fixed Account
For RAVA 4 Advantage and RAVA 4 Select, unless the PN program is in effect, you also may allocate purchase payments and purchase payment credits or transfer contract value to the regular fixed account. Effective May 10, 2010, for RAVA 4 Access contracts you cannot allocate purchase payments to the regular fixed account. (Exception: RAVA 4 Access contract holders who remained invested in the static PN program model portfolio and have the regular fixed account included in the model portfolio selected.) The value of the regular fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. Subject to state limitations, we reserve the right to limit purchase payment allocations to the regular fixed account if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract. (See “Making the Most of Your Contract — Transfer policies” for restrictions on transfers involving the regular fixed account.)
The Special DCA Fixed Account
You also may allocate purchase payments and purchase payment credits to the Special DCA fixed account, when available. The Special DCA fixed account is available for new purchase payments. The value of the Special DCA fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment is guaranteed for the period of time money remains in the Special DCA fixed account. (See “Making the Most of Your Contract — Special Dollar Cost Averaging Program” for more information on the Special DCA fixed account.)
Buying Your Contract
New contracts are not currently being offered. We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract if you and the annuitant are 90 or younger. If you are a Florida resident, you can not buy a contract if you and the annuitant are age 65 or older.
When you applied, you could have selected among the following (if available in your state):
•	GPAs, the regular fixed account(1), subaccounts, or the Special DCA fixed account in which you want to invest;
•	how you want to make purchase payments;

20    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

•	a beneficiary;
•	under RAVA 4 Advantage, the length of the surrender charge period (seven or ten years)(2);
•	one of the following optional death benefits:
– ROPP Death Benefit(3);
– MAV Death Benefit(3);
– 5-Year MAV Death Benefit(3);
– EEB Death Benefit(3);
– EEP Death Benefit(3); and
•	under RAVA 4 Advantage and RAVA 4 Select, one of the following optional living benefits:
– Accumulation Benefit rider(4);
– SecureSource Flex rider(4);
– GWB for Life rider; or
– SecureSource rider.
(1)	For RAVA 4 Access contracts you could not have selected the regular fixed account.
(2)	In Alaska, Arizona, Colorado, Connecticut, Georgia, Hawaii, Illinois, Iowa, Michigan, Minnesota, Mississippi, Montana, New Jersey, North Carolina, Oregon, Texas, Utah and Washington, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama and Massachusetts, we waive surrender charges after the tenth contract anniversary for all payments regardless of when payments are made.
(3)	You may have selected any one of the ROPP, MAV, 5-Year MAV, EEB or EEP riders or certain combinations thereof. You may select the MAV and either the EEB or the EEP. You may select the 5-Year MAV and either the EEB or the EEP. You cannot select both the EEB and EEP. You cannot select both the MAV and 5-Year MAV. The MAV, EEB, EEP and 5-Year MAV are only available if you are 75 or younger at the rider effective date. EEP is only available on contracts purchased through a transfer or exchange. ROPP is only available if you are 76 or older at the rider effective date. ROPP is included in the standard death benefit if you are 75 or younger.
(4)	You may have selected either the Accumulation Benefit or SecureSource Flex rider. The Accumulation Benefit and SecureSource Flex – Single Life riders are only available if you are 80 or younger at the rider effective date. SecureSource Flex – Joint Life rider is available if both covered spouses are 80 or younger.
The contracts provide for allocation of purchase payments and purchase payment credits to the subaccounts of the variable account, to the GPAs, to the regular fixed account and/or to the Special DCA fixed account (when available) in even 1% increments subject to the $1,000 required minimum investment for the GPAs. There may be certain restrictions on the amount you may allocate to the regular fixed account. For RAVA 4 Access contracts purchase payment credits are not available and you cannot allocate purchase payments to the regular fixed account. (Exception: RAVA 4 Access contract holders who remained invested in the static PN program model portfolio and have the regular fixed account included in the model portfolio selected.) (See “Purchase Payments.”)
We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Purchase Payments
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of the contract.
Minimum allowable purchase payments*
If paying by installments under a scheduled payment plan:
$50 per month
If paying by any other method:	RAVA 4 Advantage	RAVA 4 Select	RAVA 4 Access
initial payment for qualified annuities	$1,000	$2,000	$2,000

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    21

If paying by any other method:	RAVA 4 Advantage	RAVA 4 Select	RAVA 4 Access
initial payment for nonqualified annuities	2,000	10,000	10,000
for any additional payments	50	50	50
RAVA 4 Advantage and RAVA 4 Select Band 3 annuities sold to individuals other than advisors and employees: Require a minimum $1,000,000 initial purchase payment and our approval. Contracts already approved may make payments in subsequent years up to $100,000 if your age on the effective date of the contract is age 85 or younger and $50,000 if your age on the effective date of the contract is age 86 to 90.
*	Installments must total at least $600 in the first year. If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days’ written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in Illinois, Massachusetts and New Jersey.
Maximum allowable purchase payments**
(without our approval) based on your age on the effective date of the contract:
	RAVA 4 Advantage	RAVA 4 Select	RAVA 4 Access
For the first year: through age 85	$999,999	$999,999	$999,999
for ages 86 to 90	100,000	100,000	100,000
For each subsequent year: through age 85	100,000	100,000	100,000
for ages 86 to 90	50,000	50,000	50,000
**	These limits apply in total to all RiverSource Life annuities you own. These limits may vary by state. We reserve the right to increase maximum limits. For qualified annuities, the Code’s limits on annual contributions also apply.
We will consider your contract void from the start if we do not receive your initial purchase payment within 180 days from the application signed date. For contract applications signed on or after Feb. 3, 2012 with SecureSource and SecureSource Flex riders, we considered your contract void from the start if we did not receive purchase payment within 90 days from the application signed date.
For RAVA 4 Advantage, except for TSAs, purchase payments are limited and may not be made after the third contract anniversary in Massachusetts and Alabama.
Additional purchase payment restrictions for contracts with the Accumulation Benefit rider
Additional purchase payments for contracts with the Accumulation Benefit rider are restricted during the waiting period after the first 180 days (1) immediately following the effective date and (2) following the last contract anniversary for each elective step up.
Additional purchase payment restrictions for contracts with the GWB for Life rider
Effective Jan. 26, 2009, after initial purchase payments are received, limited additional purchase payments are allowed for all contracts with the GWB for Life, subject to state restrictions. Initial purchase payments are: 1) payments received with the application; and 2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application, paper work initiated within 30 days from contract issue date and received within 180 days from the contract issue date.
For contracts issued in all states except those listed below, the only additional purchase payments that will be allowed on/after Jan. 26, 2009 are the maximum permissible annual contribution described by the Code for qualified annuities.
For contracts with GWB for Life rider issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your contract. The limit does not apply to initial purchase payments.
Additional purchase payment restrictions for contracts with the SecureSource rider
Effective Feb. 27, 2012, after initial purchase payments are received, limited additional purchase payments are allowed for all contracts with the SecureSource rider, subject to state restrictions. Initial purchase payments are: 1) payments received with the application; and 2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application, paper work initiated within 30 days from contract issue date and received within 180 days from the contract issue date.
For contracts issued in all states except those listed below, the only additional purchase payments that will be allowed on/after Feb. 27, 2012 are the maximum permissible annual contribution described by the Code for qualified annuities.
For contracts with SecureSource rider issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract will be limited to $100,000 for the life of your contract. The limit does not apply to initial purchase payments.

22    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Additional purchase payment restrictions for contracts with the SecureSource Flex riders
Effective Feb. 27, 2012, no additional purchase payments are allowed for SecureSource Flex riders subject to certain exceptions listed below.
Certain exceptions applied and additional purchase payments were allowed on or after Feb. 27, 2012:
a.	For contracts with applications signed prior to Feb. 3, 2012, (1) purchase payments received within 90 calendar days from the contract application signed date and (2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract application signed date.
b.	For contracts with applications signed on or after Feb. 3, 2012, purchase payments received within 90 calendar days from the contract application signed date.
c.	Current tax year contributions for TSAs and Custodial and investment only plans under Section 401(a) of the Code, up to the annual limit set by the IRS.
d.	Prior and current tax year contributions up to the annual limit set up by the IRS for any Qualified Accounts except TSAs and 401(a)s. This annual limit applies to IRAs, Roth IRAs, SIMPLE IRAs and SEP plans.
The SecureSource Flex riders also prohibit additional purchase payments while the rider is effective, if (1) you decline a rider fee increase, or (2) the Annual Lifetime Payment (ALP) is established and your contract value on an anniversary is less than four times the ALP. (For the purpose of this calculation only, the ALP is determined using 5%, as described under “Optional Living Benefits — Currently Offered — SecureSource Flex Riders.”)
If you take a withdrawal and then make additional purchase payments during the waiting period, these purchase payments are not guaranteed until the end of the waiting period.
Subject to state restrictions, we reserve the right to change the purchase payment limitations for all optional riders, including making further restrictions, upon written notice.
Subject to state regulatory requirements, we reserve the right to not accept purchase payments allocated to the regular fixed account for twelve months following either:
1.	a partial surrender from the regular fixed account; or
2.	a lump sum transfer from the regular fixed account to a subaccount.
How to Make Purchase Payments
1 1 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
70200 Ameriprise Financial Center
Minneapolis, MN 55474
2 2 By scheduled payment plan
We can help you set up:
•	an automatic payroll deduction, salary reduction or other group billing arrangement; or
•	a bank authorization.
Purchase Payment Credits
Purchase payment credits are not available for RAVA 4 Access.
For RAVA 4 Advantage: we add a credit to your contract in the amount of:
•	1% of each purchase payment received:
– if you elect the ten-year surrender charge schedule for your contract and the initial purchase payment is under $100,000; or
– if you elect the seven-year surrender charge schedule for your contract and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.
•	2% of each purchase payment received if you elect the ten-year surrender charge schedule for your contract and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    23

For RAVA 4 Advantage – Band 3: we add a credit to your contract in the amount of:
•	2% of each purchase payment received:
– if you elect the seven-year surrender charge schedule for your contract.
•	3% of each purchase payment received:
– if you elect the ten-year surrender charge schedule for your contract.
Surrender charges under RAVA 4 Advantage and RAVA 4 Advantage – Band 3 may be higher and longer than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, there could be circumstances where you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. All things being equal (such as fund performance and availability), this may occur if you select the ten-year surrender charge and you make a full surrender before year ten. We pay for the credits under RAVA 4 Advantage and RAVA 4 Advantage – Band 3 primarily through revenue from a higher and longer surrender charge schedule and through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.
For RAVA 4 Select: we add a credit to your contract in the amount of:
•	1% of each purchase payment received in the first contract year if your initial purchase payment to the contract is at least $250,000 but less than $1,000,000; or
•	2% of each purchase payment received in the first contract year if your initial purchase payment to the contract is $1,000,000 or more. Please note that purchase payments of $1,000,000 or more require our approval.
For RAVA 4 Select – Band 3: we add a credit to your contract in the amount of 2% of each purchase payment received in the first contract year.
Expenses under RAVA 4 Select and RAVA 4 Select – Band 3 may be higher than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. We pay for the credits under RAVA 4 Select and RAVA 4 Select – Band 3 primarily through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.
We fund all credits from our general account. We do not consider credits to be “investments” for income tax purposes. (See “Taxes.”)
We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.
We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract. (See “The Contract in Brief – Free look period.”)
We will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits to the extent a death benefit, surrender payment, or your settlement under an annuity payout plan includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a death benefit payment under this contract; (2) a request for surrender charge waiver due to Hospital or Nursing Home Confinement or Terminal Illness Disability Diagnosis; or (3) your settlement of the contract under an annuity payout plan.*
We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.
*	For contracts purchased in Oregon, we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits to the extent a death benefit, includes purchase payment credits applied within twelve months preceding the date of death.
Limitations on Use of Contracts
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.
The Settlement Date
Annuity payouts are scheduled to begin on the settlement date. This means that the contract will be annuitized (converted to a stream of monthly payments), and the first payment will be sent on the settlement date. If your contract is annuitized, the contract goes into payout mode and only the annuity payout provisions continue. You will no longer have access to your contract value. In addition, the death benefit and any optional benefits you have elected will end.

24    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Generally, the settlement date must be no later than the annuitant’s 95th birthday or the tenth contract anniversary. You can choose to delay the annuitization of your contract to a date beyond age 95, to the extent allowed by applicable tax laws, provided you send us written instructions at least 30 days before annuity payouts begin.
Six months prior to your settlement date, we will contact you with your options, including the option to postpone your settlement date to a future date. If you do not make an election, annuity payouts, using the contract’s default option of Annuity Payout Plan B — Life annuity with 10 years certain, will begin on the settlement date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, payments will continue until 10 years of payments have been made.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your settlement date, your contract will not be automatically annuitized (subject to state requirements). However, if you choose, you can elect to request annuititzation or take partial surrenders to meet your required minimum distributions.
Beneficiary
If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay the death benefit to your named beneficiary. If there is more than one beneficiary we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)
If you select the SecureSource – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.
Charges
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. Currently, we deduct $30 from your contract value on your contract anniversary at the end of each contract year. Subject to state regulatory requirements, we prorate this charge among the subaccounts and the regular fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. The contract administrative charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. We reserve the right to increase this charge after the first contract anniversary to a maximum of $50.*
We will waive $30 of this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.
If you surrender your contract, we will deduct the full charge at the time of surrender regardless of the contract value or purchase payments made. This charge does not apply after annuity payouts begin or when we pay death benefits.
*	In certain states and for certain contracts we have waived our right to increase the contract administrative charge.
Mortality and Expense Risk Fee
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee, which is a percentage of their average daily net assets, on an annual basis as follows:
	RAVA 4 Advantage	RAVA 4 Select	RAVA 4 Access
For nonqualified annuities	1.05%	1.30%	1.45%
For qualified annuities	.85%	1.10%	1.25%
This fee covers the mortality and expense risk that we assume. This fee does not apply to the GPAs, the regular fixed account or the Special DCA fixed account.
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants lives. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    25

Expense risk arises because we cannot increase the contract administrative charge more than $20.00 per contract and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•	then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge for RAVA 4 Advantage or RAVA 4 Select, discussed in the following paragraphs, will cover sales and distribution expenses.
Surrender Charge
If you surrender all or part of your contract, you may be subject to a surrender charge. For RAVA 4 Advantage, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. You select the surrender charge period at the time of your application for the contract. For RAVA 4 Select, a surrender charge applies if you surrender all or part of your purchase payments in the first three contract years. There is no surrender charge for RAVA 4 Access. The surrender charge percentages that apply to you are shown in your contract.
You may surrender an amount during any contract year without a surrender charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the GWB for Life rider or SecureSource rider:
Contracts without GWB for Life rider or SecureSource rider
The TFA is the greater of:
•	10% of the contract value on the prior contract anniversary*; or
•	current contract earnings.
Contracts with GWB for Life rider or SecureSource rider
The TFA is the greatest of:
•	10% of the contract value on the prior contract anniversary*;
•	current contract earnings;
•	the Remaining Benefit Payment; or
•	the Remaining Annual Lifetime Payment.
*	We consider all purchase payments received and any purchase payment credit applied prior to your surrender request to be the prior contract anniversary’s contract value during the first contract year.
NOTE: We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the regular fixed account or the Special DCA fixed account.
Amounts surrendered in excess of the TFA may be subject to a surrender charge as described below.
Surrender charge under RAVA 4 Advantage:
For purposes of calculating any surrender charge under RAVA 4 Advantage, we treat amounts surrendered from your contract value in the following order:
1.	First, we surrender the TFA. We do not assess a surrender charge on the TFA.
2.	Next, we surrender purchase payments received prior to the surrender charge period you selected and shown in your contract. We do not assess a surrender charge on these purchase payments.
3.	Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period you selected and shown in your contract. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.
We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.

26    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

The surrender charge percentage depends on the number of years since you made the payments that are surrendered, depending on the schedule you selected*:
Seven-year schedule		Ten-year schedule*
Number of completed years from date of each purchase payment**	Surrender charge percentage	Number of completed years from date of each purchase payment**	Surrender charge percentage
0	7%	0	8%
1	7	1	8
2	7	2	8
3	6	3	7
4	5	4	7
5	4	5	6
6	2	6	5
7+	0	7	4
		8	3
		9	2
		10+	0
*
In Alaska, Arizona, Colorado (effective 8-17-07), Connecticut, Georgia (effective 11-10-06), Hawaii, Illinois, Iowa, Michigan (effective 8-17-07), Minnesota, Mississippi, Montana, New Jersey (effective 8-17-07), North Carolina, Oregon, Texas (effective 6-1-10), Utah and Washington the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. In Colorado, Georgia, Michigan, New Jersey and Texas contracts issued before the effective dates listed above follow the ten-year surrender charge schedule in the table above. For contracts issued in Alabama and Massachusetts, surrender charges are waived after the tenth contract anniversary for all payments regardless of when payments are made. Please see your contract for the surrender charge schedule applicable to you.
**	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed fourteen days prior to the anniversary of the day each purchase payment was received.
Surrender charge under RAVA 4 Select (except Texas):
For purposes of calculating any surrender charge under RAVA 4 Select, we treat amounts surrendered from your contract value in the following order:
1.	First, we surrender the TFA. We do not assess a surrender charge on the TFA.
2.	Next, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first three contract years as follows:

Contract year***	Surrender charge percentage
1	7%
2	7
3	7
Thereafter	0
Surrender charge under RAVA 4 Select in Texas:
For purposes of calculating any surrender charge under RAVA 4 Select in Texas, we treat amounts surrendered from your contract value in the following order:
1.	First, we surrender the TFA. We do not assess a surrender charge on the TFA.
2.	Next, if necessary, we surrender purchase payments. We surrender amounts from the oldest purchase payments first. We do assess a surrender charge on these payments during the first three contract years as follows:

Number of completed years from date of each purchase payment***	Surrender charge percentage
0	8%
1	7
2	6
Thereafter	0
3.	There are no surrender charges after the third contract anniversary.
***	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed one day prior to the contract anniversary.
Surrender charge under RAVA 4 Access:
There is no surrender charge if you surrender all or part of your contract.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    27

Partial surrenders:
For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge, plus or minus any applicable MVA.
For an example, see Appendix C.
Liquidation charge under Variable Annuity Payout Plan E — Payouts for a specified period: Under this annuity payout plan, you can choose to surrender those payments. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Surrender charge under annuity payout plans allowing surrenders of the present value of remaining guaranteed payouts: If you elect an annuity payout plan and the plan we make available provides a liquidity feature permitting you to surrender any portion of the underlying value of remaining guaranteed payouts, a surrender charge may apply.
A surrender charge will be assessed against the present value of any remaining guaranteed payouts surrendered. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you are surrendering, the present value determined will be multiplied by the surrender charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Surrender charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*	We do not permit surrenders in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any surrender charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following surrender will be reduced, possibly to zero.
Waiver of surrender charges
We do not assess surrender charges for:
•	surrenders of any contract earnings;
•	surrenders of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;
•	if you elected the GWB for Life rider or SecureSource rider, the greater of your contract’s Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;
•	amounts surrendered after the tenth contract anniversary in Alabama and Massachusetts;
•	to the extent that they exceed the greater of contract earnings or 10% of the contract value on the prior contract anniversary, required minimum distributions from a qualified annuity. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;
•	contracts settled using an annuity payout plan*, unless an Annuity Payout Plan E is later surrendered;
•	amounts we refund to you during the free look period*;
•	death benefits*;
•	surrenders you make under your contract’s “Waiver of Surrender Charges for Hospital or Nursing Home Confinement” provision*. To the extent permitted by state law, this provision applies when you are under age 76 on the date that we issue the contract. Under this provision, we will waive surrender charges that we normally assess upon full or

28    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

partial surrender. You must provide proof satisfactory to us that, as of the date you request the surrender, you or your spouse are confined to a nursing home or hospital and have been for 60 straight days and the confinement began after the contract date. (See your contract for additional conditions and restrictions on this waiver.); and
•	surrenders you make under your contract’s “Waiver of Surrender Charges for Terminal Illness Disability Diagnosis” provision*. To the extent permitted by state law, this provision applies when you are under age 76 on the date we issue the contract. Under this provision, we will waive surrender charges that we normally assess for surrenders you make if you or your spouse are diagnosed after the contract issue date as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of a licensed physician’s statement. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed. (See your contract for additional conditions and restrictions on this waiver.)
*	However, we will reverse certain purchase payment credits. (See “Buying your contract — Purchase payment credits.”)
Other information on charges: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59½ (fee waived in case of death or disability).
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate certain charges such as the contract administrative and surrender charges. However, we expect this to occur infrequently.
Optional Living Benefit Charges
SecureSource Flex Rider Fee
We deduct an annual charge for this optional feature only if you select it. The charge is calculated by multiplying the annual rider fee by the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA). The current annual rider fees are as follows:
•	SecureSource Flex – Single Life rider, 0.95%;
•	SecureSource Flex – Joint Life rider, 1.10%.
We deduct the charge from your contract value on your contract anniversary. Remember, since the charge is taken on a contract anniversary all purchase payments received during the preceding calendar year will increase your charge. This is especially important to consider when you make purchase payments near your contract anniversary because the amount these payments increase your contract value will result in an increase rider anniversary charge even though purchase payment was applied close to your contract anniversary. We prorate this charge among the regular fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value, less any amounts invested in GPAs or any Special DCA account. Such charge is only deducted from GPAs and any Special DCA account if insufficient amounts are available from the regular fixed account and variable subaccounts.
We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the SecureSource Flex rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.
Currently the SecureSource Flex rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each investment option. The SecureSource Flex – Single Life rider fee will not exceed a maximum fee of 2.00%. The SecureSource Flex – Joint Life rider fee will not exceed a maximum fee of 2.50%.
The following describes how your annual rider fee may increase:
1.	We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    29

(A)	You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:
(i)	all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,
(ii)	any ability to make additional purchase payments,
(iii)	the ability to change your PN program investment option to one that is more aggressive than your current investment option. Any change to a less aggressive investment option will further limit the investment options available to the then current and less aggressive investment options.
(B)	You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.
2.	Your annual rider fee may increase if you elect to change to a more aggressive PN program investment option and if the new investment option has a higher current annual rider fee. The annual rider fees associated with the available PN program investment options may change at our discretion, however these changes will not apply to this rider unless you change your current investment option to a more aggressive investment option. The new fee will be in effect on the valuation date we receive your written request to change your investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same investment option or move to a less aggressive one. Also, this type of fee increase does not allow you to terminate the rider.
If the rider fee changes during the contract year, we will calculate an average rider fee, for that contract year only, that reflects the various different fees that were in effect for that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after you annuitize your contract and annuity payouts begin.
Accumulation Benefit Rider Fee
We deduct an annual charge from your contract value based on the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. See table below for the applicable percentage. We prorate this charge among the subaccounts and the regular, fixed account (if applicable) in the same proportion as your interest in each bears to your total contract value, less any amounts invested in the Special DCA fixed account. Such charge is only deducted from any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. The charge will only be deducted from the subaccounts in Washington. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the Accumulation Benefit rider, you may not cancel it and the charge will continue to be deducted through the end of the waiting period or when annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.
The Accumulation Benefit rider fee will not exceed a maximum fee of 2.50%.
We may change the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the Accumulation Benefit rider fee in effect on your contract after the rider effective date unless:
(a)	you choose the annual elective step-up or elective spousal continuation step-up after we have exercised our rights to increase the rider fee; or
(b)	you change your PN program investment option after we have exercised our rights to increase the rider fee or vary the rider fee for each PN program investment option.
We exercised our right to increase the rider fee upon elective step-up or elective spousal continuation step-up and vary the fee depending on whether your contract value is invested in one of the Portfolio Navigator or Portfolio Stabilizer funds at the time of the elective step-up or spousal continuation step-up. You will pay the fee that is in effect on the valuation date we receive your written request to step-up. Currently, we waive our right to increase the fee for investment option changes. There is no assurance that we will not exercise our right in the future.

30    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

If you request an elective step-up or the elective spousal continuation step-up, the fee that will apply to your rider will correspond to the fund in which you are invested at that time, as shown in the table below.
			If invested in Portfolio Navigator fund at the time of step-up:			If invested in Portfolio Stabilizer fund at the time of step-up:
Contract purchase date	Maximum annual rider fee	Initial annual rider fee and current annual rider fee for elective step-ups before 10/20/12	Current annual rider fee for elective step-ups on or after 10/20/12, but before 10/18/14	Current annual rider fee for elective step-ups on or after 10/18/14, but before 07/01/16	Current annual rider fee for elective step-ups on or after 07/01/16	Current annual rider fee for elective step-ups on or after 11/18/13, but before 10/18/14	Current annual rider fee for elective step-ups on or after 10/18/14, but before 07/01/16	Current annual rider fee for elective step-ups on or after 07/01/16
prior to 1/26/2009	2.50%	0.60%	1.75%	1.60%	1.75%	1.30%	1.00%	1.30%
1/26/2009 - 5/31/2009	2.50%	0.80%	1.75%	1.60%	1.75%	1.30%	1.00%	1.30%
11/09/2009 - 10/03/2010	2.50%	1.25%	1.75%	1.60%	1.75%	1.30%	1.00%	1.30%
10/04/2010 and later	2.50%	1.50%	1.75%	1.60%	1.75%	1.30%	1.00%	1.30%
(Charged annually as a percentage of contract value or the Minimum Contract Accumulation Value, whichever is greater. The fee applies only if you elect the optional rider.)
If your annual rider fee changes during the contract year, on the next contract anniversary we will calculate an average rider fee that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.
Subject to the terms of your contract, we reserve the right to further increase the rider fees to the maximum limit provided by your rider and to vary the rider fees based on the fund you select.
The automatic step-up option available under your rider will not impact your rider fee.
Please see the “Optional Living Benefits — Accumulation Benefit Rider” section for a full description and rules applicable to elective and automatic step-up options under your rider.
The charge does not apply after annuity payouts begin.
GWB for Life Rider Fee
We deduct a charge for this optional feature only if you select it. The initial annual rider fee is 0.65%. The charge is calculated by multiplying the annual rider fee by the greater of the contract anniversary value or the Remaining Benefit Amount (RBA). Remember, since the charge is taken on a contract anniversary all purchase payments received during the preceding calendar year will increase your charge. This is especially important to consider when you make purchase payments near your contract anniversary because the payment amount increases your contract value and will result in an increased rider anniversary charge.
We prorate this charge among the subaccounts and the regular fixed account (if applicable) in the same proportion as your interest in each bears to your total contract value, less any amounts invested in the GPAs and in the Special DCA fixed account. Such charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. The charge will only be deducted from the subaccounts in Washington. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the GWB for Life rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.
The GWB for Life rider fee will not exceed a maximum fee of 1.50%.
We may increase the rider fee at our discretion and on a nondiscriminatory basis.
We will not change the GWB for Life rider fee in effect on your contract after the rider effective date unless:
(a)	you choose the annual elective step-up or the elective spousal continuation step-up after we have exercised our rights to increase the rider fee; or
(b)	you elect to change your PN program investment option after we have exercised our rights to increase and/or vary the rider fee for each investment option.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    31

Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested. Beginning Dec. 18, 2013, if you:
•	request an elective step-up or the elective spousal continuation step-up, or
•	move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to, the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.
If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.
Fund name	Maximum annual rider fee	Initial annual rider fee and fee for elective step-ups before 12/18/13	Current rider fee for elective step-ups on or after 12/18/13
Portfolio Stabilizer funds	1.50%	0.65%	0.65%
Portfolio Navigator funds:
Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	1.50%	0.65%	0.65%
Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	1.50%	0.65%	0.65%
Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	1.50%	0.65%	0.65%
Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.65%	0.95%
Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)	1.50%	0.65%	1.10%
On your next contract anniversary, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:
1.	Remain invested in your current Portfolio Navigator fund and elect to step-up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.
2.	Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.
3.	Do not elect a step-up, if eligible. You will not lock in contract gains, but your rider fee will stay the same.
4.	If you are invested in the Variable Portfolio — Aggressive Portfolio or the Variable Portfolio — Moderately Aggressive Portfolio: move to a less aggressive Portfolio Navigator fund that is not subject to a fee increase. If you do this, your rider fee will not increase.
During the 30 days following your contract anniversary, if your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step-up and lock in any contract gains, as well as reactivate automatic step-ups, under the following circumstances:
(1)	transfers of contract value to a Portfolio Stabilizer fund, a less aggressive Portfolio Navigator fund that is not subject to a fee increase, or to a more aggressive Portfolio Navigator fund; or
(2)	a withdrawal occurs resulting in your contract value automatically being moved as of the date of the withdrawal to the Portfolio Navigator Moderate fund.
The step-up and lock in of any contract gains will occur as of the date of the transfer or withdrawal described above.
Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.
We will notify you in writing about your opportunity to elect to step-up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. If you are subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step-up to increase your guaranteed income and how to make the election if eligible. You will have a 30 day period beginning on your next contract anniversary to choose whether to step-up and accept the fee increase. The step-up and new fee will be effective on the date we receive your request for the step-up (Step-up date). For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step-up or to transfer funds to lock in any available contract gains, the following will apply:
(1)	the duration of your window is determined on a calendar day basis;
(2)	under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and

32    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

(3)	if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.
Each year, we will continue to provide you written notice of your options with respect to elective step-ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step-ups under the rider.
Before you elect a step-up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.
If you choose the elective step-up, the elective spousal continuation step-up, or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step-up or change your investment option. On the next contract anniversary, we will calculate an average fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after annuity payouts begin.
For an example of how your fee will vary upon elective step-up or spousal continuation step-up, please see Appendix T.
SecureSource Rider Fee
We deduct a charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA)(1) for this optional feature only if you select it as follows:
Contract purchase date	Maximum annual rider fee	Initial annual rider fee
prior to 1/26/2009, Single Life	1.50%	0.65%
prior to 1/26/2009, Joint Life	1.75%	0.85%
1/26/2009 and later, Single Life	2.00%	0.90%
1/26/2009 and later, Joint Life	2.50%	1.15%
We deduct the charge from your contract value on your contract anniversary. Remember, since the charge is taken on a contract anniversary all purchase payments received during the preceding calendar year will increase your charge. This is especially important to consider when you make purchase payments near your contract anniversary because the payment amount increases your contract value and will result in an increased rider anniversary charge. We prorate this charge among the subaccounts and the regular fixed account (if applicable) in the same proportion as your interest in each bears to your total contract value, less any amounts invested in the GPAs and in the Special DCA fixed account. Such charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. The charge will only be deducted from the subaccounts in Washington. We will modify this approach to comply with state regulations where necessary.
Once you elect the SecureSource rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.
We may increase the rider fee at our discretion and on a nondiscriminatory basis. However, the rider fee will not exceed the maximum fee as shown in the table above.
We will not change the SecureSource rider fee in effect on your contract after the rider effective date unless:
(a)	you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee; or
(b)	you elect to change your PN program investment option after we have exercised our rights to increase and/or vary the rider fee for each investment option.
Effective Dec. 18, 2013, we exercised our right to increase the rider fee and vary the fee depending on the fund to which your contract value is invested. Beginning Dec. 18, 2013, if you:
•	request an elective step up or the elective spousal continuation step up, or
•	move to a Portfolio Navigator fund that is more aggressive than the Portfolio Navigator fund you are currently allocated to,

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    33

the fee that will apply to your rider will correspond to the fund in which you are currently invested as shown in the table below.
If you move to a Portfolio Navigator fund that is less aggressive than the Portfolio Navigator fund you are currently allocated to, your fee will not increase and may decrease according to the table below.
	Portfolio Navigator funds
Contract purchase date	All Portfolio Stabilizer funds	Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)	Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)	Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
prior to 1/26/2009, Single Life	0.65%	0.65%	0.65%	0.65%	0.90%	1.00%
prior to 1/26/2009, Joint Life	0.85%	0.85%	0.85%	0.85%	1.10%	1.20%
1/26/2009 and later, Single Life	0.90%	0.90%	0.90%	0.90%	1.00%	1.10%
1/26/2009 and later, Joint Life	1.15%	1.15%	1.15%	1.15%	1.25%	1.35%
On your next contract anniversary, if your contract value is allocated to a fund subject to a fee increase, you will have 30 days following the anniversary to choose from the following:
1.	Remain invested in your current Portfolio Navigator fund and elect to step up (when available) and lock in your contract gains. If you make this decision, your rider fee will increase.
2.	Move to one of the Portfolio Stabilizer funds. If you do this, your rider fee will not increase, but remember that you will lose your access to invest in the Portfolio Navigator funds.
3.	Do not elect a step up. You will not lock in contract gains, but your rider fee will stay the same.
4.	If you are invested in the Variable Portfolio — Aggressive Portfolio or the Variable Portfolio — Moderately Aggressive Portfolio: move to a less aggressive Portfolio Navigator fund that is not subject to a fee increase. If you do this, your rider fee will not increase.
During the 30 days following your contract anniversary, if your contract value is allocated to a fund subject to a fee increase, we will automatically process any available step up and lock in any contract gains, as well as reactivate automatic step ups, under the following circumstances:
(1)	transfers of contract value to a Portfolio Stabilizer fund, a less aggressive Portfolio Navigator fund that is not subject to a fee increase, or to a more aggressive Portfolio Navigator fund; or
(2)	a withdrawal occurs resulting in your contract value automatically being moved as of the date of the withdrawal to the Portfolio Navigator Moderate fund.
The step up and lock in of any contract gains will occur as of the date of the transfer or withdrawal described above.
Rider fees may increase or decrease as you move to various funds. Your fee will increase if you transfer your contract value to a more aggressive Portfolio Navigator fund with a higher fee. If you transfer to a less aggressive Portfolio Navigator fund or transfer to a Portfolio Stabilizer fund, your fee may decrease. Certain rider fees may not change depending on the fund in which your contract value is allocated.
We will notify you in writing about your opportunity to elect to step up (if eligible) and incur the higher rider fee or maintain your guaranteed amount at its current level and keep your rider fee the same. If you are subject to a fee increase, you will receive a letter from us approximately 30 days before your next annuity contract anniversary. This letter will describe the potential opportunity to elect a step up to increase your guaranteed income and how to make the election (if eligible). You will have a 30 day period beginning on your next contract anniversary to choose whether to step up and accept the fee increase. The Step up and new fee will be effective on the date we receive your request for the step up (Step up date). For purposes of determining the duration of the “30 day window” following your contract anniversary to elect to step up or to transfer funds to lock in any available contract gains, the following will apply:
(1)	the duration of your window is determined on a calendar day basis;
(2)	under our current administrative process we will accept your request on the 31st calendar day if we receive it prior to the close of the NYSE; and
(3)	if your window ends on a day the NYSE is closed, we must receive your request no later than the close of the NYSE on the preceding Valuation Date.
Each year, we will continue to provide you written notice of your options with respect to elective step ups and the fee increase until you are no longer subject to a fee increase. Once you have taken action that results in a higher fee, you will become eligible for automatic step ups under the rider.

34    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Before you elect a step up resulting in an increased rider fee, you should carefully consider the benefit of the contract value gains you are locking-in and the increased rider fee compared to your other options including whether it is appropriate to consider moving to a fund with a lower corresponding rider fee.
Subject to the terms of your contract, we reserve the right to further increase the rider fee up to the maximum limit provided by your rider. Currently, the rider fee does not vary among the Portfolio Stabilizer funds, but we reserve the right to vary the fees among the Portfolio Stabilizer funds in the future.
If you choose the elective step up, the elective spousal continuation step up, or change your investment option after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The charge does not apply after annuity payouts begin.
For an example of how your fee will vary upon elective step up or spousal continuation step up, please see Appendix I.
(1)	In Washington, the fee is based on the greater of the variable account contract value or the RBA less amounts invested in the fixed account.
Optional Death Benefit Charges
ROPP Rider Fee
We deduct a charge for this optional feature only if you select it.(1) If selected, we deduct an annual charge of 0.20% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and regular fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.30%.
If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.
(1)	Available if you are 76 or older at the rider effective date. ROPP is included in the standard death benefit if you are age 75 or younger on the contract effective date at no additional cost.
MAV Rider Fee
We deduct a charge for this optional feature only if you select it.(1) If selected, we deduct an annual charge of 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and regular fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.35%.
If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.
(1)	Available if you are 75 or younger at the rider effective date. Not available with the 5-Year MAV.
5-Year MAV Rider Fee
We deduct a charge for this optional feature only if you select it.(1) If selected, we deduct an annual charge of 0.10% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and regular fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.20%.
If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.
(1)	Available if you are 75 or younger at the rider effective date. Not available with the MAV.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    35

EEB Rider Fee
We deduct a charge for this optional feature only if you select it.(1) If selected, we deduct an annual charge of 0.30% of your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and regular fixed accounts in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.40%.
If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.
(1)	Available if you are 75 or younger at the rider effective date. Not available with EEP. May not be available in all states.
EEP Rider Fee
We deduct a charge for this optional feature only if you select it.(1) If selected, we deduct an annual charge of 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and regular fixed accounts in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.50%.
If the contract is terminated for any reason, we will deduct the charge from your contract value at that time, adjusted for the number of calendar days coverage was in effect during the year.
(1)	Available if you are 75 or younger at the rider effective date. Not available with EEB. May not be available in all states. EEP is only available on contracts purchased through a direct transfer or exchange of another annuity or a life insurance policy.
Rider Combination Discount
A fee discount of 0.05% applies if you purchase the 5-Year MAV with either the EEB or EEP. A fee discount of 0.10% applies if you purchase the MAV with either the EEB or EEP.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full surrender from your contract.

36    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Valuing Your Investment
We value your accounts as follows:
GPA
We value the amounts you allocate to the GPA directly in dollars. The GPA value equals:
•	the sum of your purchase payments and purchase payment credits allocated to the GPA;
•	plus any amounts transferred to the GPA from the regular fixed account or subaccounts;
•	plus interest credited;
•	minus any amounts transferred from the GPA to the regular fixed account or any subaccount;
•	minus any amounts deducted for charges or surrenders; and/or
•	minus any remaining portion of fees where the values of the regular fixed account and the subaccounts are insufficient to cover those fees.
The Regular Fixed Account
We value the amounts you allocate to the regular fixed account directly in dollars. The regular fixed account value equals:
•	the sum of your purchase payments and purchase payment credits and transfer amounts allocated to the regular fixed account (including any positive or negative MVA on amounts transferred from the GPAs);
•	plus interest credited;
•	minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;
•	minus any prorated portion of the contract administrative charge;
•	minus any prorated portion of the ROPP rider fee (if selected);
•	minus any prorated portion of the MAV rider fee (if selected);
•	minus any prorated portion of the 5-Year MAV rider fee (if selected);
•	minus any prorated portion of the EEB rider fee (if selected);
•	minus any prorated portion of the EEP rider fee (if selected);
•	minus any prorated portion of the Accumulation Benefit rider fee (if selected)*;
•	minus any prorated portion of the GWB for Life rider fee (if selected)*;
•	minus any prorated portion of the SecureSource rider fee (if selected)* ; and
•	minus any prorated portion of the SecureSource Flex rider fee (if selected)*.
*	The fee can only be deducted from the subaccounts in Washington.
The Special DCA Fixed Account
We value the amounts you allocate to the Special DCA fixed account directly in dollars. The Special DCA fixed account value equals:
•	the sum of your purchase payments and purchase payment credits allocated to the Special DCA fixed account;
•	plus interest credited;
•	minus the sum of amounts surrendered (including any applicable surrender charges);
•	minus amounts transferred out; and
•	minus any remaining portion of fees where the values of the regular fixed account and the subaccounts are insufficient to cover those fees.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or charge for any optional riders with annual charges (if applicable).

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    37

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:
Number of units: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.
Accumulation unit value: the current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share; and
•	subtracting the percentage factor representing the mortality and expense risk fee from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•	additional purchase payments you allocate to the subaccounts;
•	any purchase payment credits allocated to the subaccounts;
•	transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);
•	partial surrenders;
•	surrender charges;
and a deduction of a prorated portion of:
•	the contract administrative charge;
•	the ROPP rider charge (if selected);
•	the MAV rider charge (if selected);
•	the 5-Year MAV rider charge (if selected);
•	the EEB rider charge (if selected);
•	the EEP rider fee charge (if selected);
•	the Accumulation Benefit rider charge (if selected);
•	the GWB for Life rider charge (if selected);
•	the SecureSource rider charge (if selected); or
•	the SecureSource Flex rider charge (if selected).
Accumulation unit values will fluctuate due to:
•	changes in fund net asset value;
•	fund dividends distributed to the subaccounts;
•	fund capital gains or losses;
•	fund operating expenses; and/or
•	mortality and expense risk fees.

38    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account to one or more subaccounts. Automated transfers from the regular fixed account to the subaccounts under automated dollar-cost averaging may not exceed an amount that, if continued, would deplete the regular fixed account within 12 months. You may not set up an automated transfer to or from the GPAs. You may not set up an automated transfer to the regular fixed account or the Special DCA fixed account. You may not set up an automated transfer if the GWB for Life, SecureSource, Accumulation Benefit, or PN program is selected. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your financial advisor.
Special Dollar-Cost Averaging (Special DCA) Program
If your purchase payment is at least $10,000, you can choose to participate in the Special DCA program (if available). There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month Special DCA fixed account according to the following rules:
•	You may only allocate a new purchase payment of at least $10,000 to a Special DCA fixed account.
•	You cannot transfer existing contract values into a Special DCA fixed account.
•	Each Special DCA arrangement consists of six monthly transfers that begin seven days after we receive your purchase payment.
•	We make monthly transfers of your Special DCA fixed account value into the subaccounts or PN program investment option you have selected.
•	You may not use the regular fixed account, GPA account, or the Special DCA fixed account as a destination for the Special DCA monthly transfer. (Exception: if the PN program is in effect and the model portfolio you have selected, if applicable, includes the regular fixed account, amounts will be transferred from the Special DCA fixed account to the regular fixed account according to the allocation percentage established for the model portfolio you have selected.)
•	We will change the interest rate on each Special DCA fixed account from time to time at our discretion based on factors that include the competition and the interest rate we are crediting to the regular fixed account at the time of the change. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher than those we credit to the regular fixed account.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    39

•	We credit each Special DCA fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the length of the Special DCA arrangement on the balance remaining in your Special DCA fixed account. Therefore, the net effective interest rate you receive is less than the stated annual rate.
•	We do not credit this interest after we transfer the value out of the Special DCA fixed account into the accounts you selected.
•	Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA fixed account and allocate new purchase payments to it.
•	Funding from multiple sources is treated as individual purchase payments and a new Special DCA fixed account is opened for each payment (if the Special DCA fixed accounts are available on the valuation date we receive your payment).
•	You may terminate your participation in the Special DCA program at any time. If you do, for RAVA 4 Advantage and RAVA 4 Select, we will transfer the remaining balance from your Special DCA fixed account to the regular fixed account, if no other specification is made. Interest will be credited according to the rates in effect on the regular fixed account and not the rate that was in effect on the Special DCA fixed account. For RAVA 4 Access, we will transfer the remaining balance from your Special DCA fixed account to variable subaccounts you specified in your termination request, or if no specification is made, according to your current purchase payment allocation. (Exception: if you are required to be in the PN program when you elect to end your participation in the Special DCA program, we will transfer the remaining balance to the PN program investment option you have selected).
•	We can modify the terms of the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA fixed account. For more information on the Special DCA program, contact your financial advisor.
The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
Asset Rebalancing
You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in tenth of a percent amounts) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semi-annually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in numbers with no more than one digit past the decimal. Asset rebalancing does not apply to the GPAs, regular fixed account or the Special DCA fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.
Different rules apply to asset rebalancing under the Portfolio Navigator program (see “Portfolio Navigator Program and Portfolio Stabilizer Funds” below).
Portfolio Navigator Program (PN Program) and Portfolio Stabilizer Funds
PN Program. You are required to participate in the PN program if your contract includes optional living benefit riders. Under the PN program your contract value is allocated to a PN program investment option. The PN program investment options are currently five funds of funds, each of which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds’ investment objective (“Portfolio Navigator funds”).
The PN program is available for both nonqualified and qualified annuities. The PN program also allows those who participated in a previous version of the PN program and who previously opted out of the transfer of their contract value to Portfolio Navigator funds to remain invested in accordance with a “static” PN program model portfolio investment option that is not subject to updating or reallocation. For more information on the static model portfolios, see “The static model portfolios” below.
The Portfolio Navigator funds. We offer the following Portfolio Navigator funds:
1.	Variable Portfolio – Aggressive Portfolio
2.	Variable Portfolio – Moderately Aggressive Portfolio

40    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

3.	Variable Portfolio – Moderate Portfolio
4.	Variable Portfolio – Moderately Conservative Portfolio
5.	Variable Portfolio – Conservative Portfolio
Each Portfolio Navigator fund is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk, which it seeks to achieve by investing in various underlying funds. For additional information about the Portfolio Navigator funds’ investment strategies, see the Funds’ prospectus.
If your contract does not include one of the living benefit riders, you may not participate in the PN program, but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds.
Beginning November 18, 2013, if you have selected one of the optional living benefit riders, as an alternative to the Portfolio Navigator funds in the PN program, we have made available to you additional new funds, known as Portfolio Stabilizer funds.
The Portfolio Stabilizer funds. The following Portfolio Stabilizer funds currently available are:
1. Variable Portfolio – Managed Risk Fund (Class 2)(1)
2. Variable Portfolio – Managed Risk U.S. Fund (Class 2) (1)
3. Variable Portfolio – Managed Volatility Growth Fund (Class 2)
4. Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
5. Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
6. Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
7. Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (1)
8. Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)(1)
9. Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)(1)
 (1) Available on or after Sept. 18, 2017.
Each Portfolio Stabilizer fund has an investment objective of pursuing total return while seeking to manage the Fund’s exposure to equity market volatility. For additional information about the Portfolio Stabilizer funds’ investment strategies, see the Funds’ prospectuses.
You may choose to remain invested in your current Portfolio Navigator fund, move to a different Portfolio Navigator fund, or move to a Portfolio Stabilizer fund. Your decision should be made based on your own individual investment objectives and financial situation, and in consultation with your financial adviser.
Please note that if you are currently invested in a Portfolio Navigator fund as part of the PN program and choose to reallocate your contract value to a Portfolio Stabilizer fund, you will no longer have access to any of the Portfolio Navigator funds, but you may change to any one of the other Portfolio Stabilizer funds, subject to the transfer limits applicable to your rider.
If your contract does not include living benefit riders, you may not participate in the PN program, but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds. Beginning May 1, 2015, you may also choose to allocate your contract value to one or more of the Portfolio Stabilizer funds.
You should review any PN program, Portfolio Navigator and Portfolio Stabilizer funds information, including Funds’ prospectuses, carefully. Your financial advisor can provide you with additional information and can answer questions you may have on the PN program, Portfolio Navigator and Portfolio Stabilizer funds.
PN Program static model portfolios. If you have chosen to remain invested in a “static” PN program model portfolio, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any updates to the model portfolio or reallocation recommendations. (The last such reallocation recommendation was provided in 2009.) Each model portfolio consists of underlying funds and/or any GPAs (if included) in accordance with the allocation percentages stated for the model portfolio. By participating in the PN program through a model portfolio, you have instructed us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.
Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:
•	no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a fund of funds);
•	no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See “Guarantee Period Accounts — Market Value Adjustment.”)

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    41

If you choose to remain in a static model portfolio, the investments and investment styles and policies of the underlying funds in which your contract value is invested may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs, even though your allocations to underlying funds do not change. Furthermore, the absence of periodic updating means that existing underlying funds will not be replaced as may be appropriate due to poor performance, changes in management personnel, liquidation, merger or other factors. Your financial advisor can help you determine whether your continued investment in a static model portfolio is appropriate for you.
Investing in the Portfolio Stabilizer funds, the Portfolio Navigator funds and PN program static model portfolios (the Funds). You are responsible for determining which investment option is best for you. Currently, the PN program includes five Portfolio Navigator funds (and under the previous PN program, five static model portfolios investment options), with risk profiles ranging from conservative to aggressive in relation to one another. There are nine Portfolio Stabilizer funds currently available. If your contract includes a living benefit rider you may only invest in one Portfolio Navigator fund at a time. If your contract includes a living benefit rider and you invest in Portfolio Stabilizer fund, effective Sept. 18, 2017, you may invest in more than one Portfolio Stabilizer fund at a time. Your financial advisor can help you determine which investment option most closely matches your investing style, based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. There is no guarantee that the investment option you select is appropriate for you based on your investment objectives and/or risk profile. We and Columbia Management are not responsible for your decision to select a certain investment option or your decision to transfer to a different investment option.
If you initially allocate qualifying purchase payments to the Special DCA fixed account, when available (see “The Special DCA Fixed Account”), and you are invested in one of the Portfolio Stabilizer or Portfolio Navigator funds, we will make monthly transfers in accordance with your instructions from the Special DCA fixed account, into the investment option or model portfolio you have chosen.
Before you decide to transfer contract value to one of the Portfolio Stabilizer funds, you and your financial advisor should carefully consider the following:
•	Whether the Portfolio Stabilizer fund meets your personal investment objectives and/or risk tolerance.
•	Whether you would like to continue to invest in a Portfolio Navigator fund. If you decide to transfer your contract value to a Portfolio Stabilizer fund, you permanently lose your ability to invest in any of the Portfolio Navigator funds if you have a living benefit rider. If you decide to no longer invest your contract value in the Portfolio Stabilizer funds, your only option will be to terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply.
•	Whether the total expenses associated with an investment in a Portfolio Stabilizer fund is appropriate for you. For total expenses associated with the rider, you should consider not only the variation of the rider fee, but also the variation in fees among the various funds. You should also consider your overall investment objective, as well as how total fees and your selected fund’s investment objective may impact the amount of any step up opportunities in the future.
If your contract includes a living benefit rider, you may request a change to your Fund selection up to four times per contract year by written request on an authorized form or by another method agreed to by us. If you make such a change, we may charge you a higher fee for your rider. However, an initial transfer from a Portfolio Navigator fund to a Portfolio Stabilizer fund will not count toward the limit of four transfers per year. If your contract includes a SecureSource rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a Fund (see “Market Timing”). If your contract includes the GWB for Life rider or SecureSource rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions.
Substitution and modification. We reserve the right to add, remove or substitute Funds. We also reserve the right, upon notification to you, to close or restrict any Fund. Any change will apply to current allocations and/or to future payments and transfers. If your living benefit rider is terminated, you may remain invested in the Portfolio Stabilizer funds, but you will not be allowed to allocate future purchase payments or make transfers to these funds. Any substitution of Funds may be subject to SEC or state insurance departments approval.
We reserve the right to change the terms and conditions of the PN program or to change the availability of the investment options upon written notice to you. This includes but is not limited to the right to:
•	limit your choice of investment options based on the amount of your initial purchase payment;
•	cancel required participation in the program after 30 days written notice;
•	substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and
•	discontinue the PN program after 30 days written notice.

42    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Risks associated with the Funds. An investment in a Fund involves risk. Principal risks associated with an investment in a Fund may be found in the relevant Fund’s prospectus. There is no assurance that the Funds will achieve their respective investment objectives. In addition, there is no guarantee that the Fund’s strategy will have its intended effect or that it will work as effectively as is intended.
Investing in the Funds does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the Fund, you might benefit (or benefit more) from selecting alternative investment options.
For more information and a list of the risks associated with investing in the Funds, including volatility and volatility management risk associated with Portfolio Stabilizer funds, please consult the applicable Funds’ prospectuses and “The Variable Account and the Funds – Risks and Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Conflicts of interest. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions.
For additional information regarding the conflicts of interest to which Columbia Management may be subject, see the Funds’ prospectuses and “The Variable Account and the Funds – Risks and Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Living benefit riders requiring participation in the PN program or investing in the Portfolio Stabilizer funds:
•	Accumulation Benefit rider: You cannot terminate the Accumulation Benefit rider. As long as the Accumulation Benefit rider is in effect, your contract value must be invested in one of the PN program investment options or in the Portfolio Stabilizer funds. For contracts purchased on or after Jan. 26, 2009, you cannot select the Portfolio Navigator Aggressive investment option, or transfer to the Portfolio Navigator Aggressive investment option while the rider is in effect. The Accumulation Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options, or the Portfolio Stabilizer funds, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply.
•	GWB for Life, SecureSource or SecureSource Flex rider: The GWB for Life, SecureSource or SecureSource Flex rider requires that your contract value be invested in one of the PN program investment options or the Portfolio Stabilizer funds, for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the GWB for Life or SecureSource rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options or the Portfolio Stabilizer funds. Surrender charges and tax penalties may apply.
Transferring Among Accounts
The transfer rights discussed in this section do not apply if you have selected one of the optional living benefit riders.
You may transfer contract value from any one subaccount, GPAs or the regular fixed account, to another subaccount before annuity payouts begin. For RAVA 4 Advantage and RAVA 4 Select contracts, certain restrictions apply to transfers involving the GPAs and the regular fixed account. For RAVA 4 Access contracts you cannot transfer to the regular fixed account. (Exception: RAVA 4 Access contract holders who remained invested in the static PN program model portfolio and have the regular fixed account included in the model portfolio selected.)
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•	If we receive your transfer request at our Service Center in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•	If we receive your transfer request at our Service Center in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•	If we receive your transfer request at our Service Center in good order before the close of the NYSE, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•	If we receive your transfer request at our Service Center in good order at or after the close of the NYSE, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    43

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.
We may suspend or modify transfer privileges at any time, subject to state regulatory requirements.
For information on transfers after annuity payouts begin, see “Transfer policies” below.
Transfer policies
For RAVA 4 Advantage and RAVA 4 Select
•	Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and regular fixed account at any time. The amount transferred to any GPA must be at least $1,000. However, if you made a transfer from the regular fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the regular fixed account until the next contract anniversary. We reserve the right to limit transfers to the regular fixed account if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract.
•	You may transfer contract values from the regular fixed account to the subaccounts or the GPAs once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the regular fixed account are not subject to an MVA. Currently, transfers out of the regular fixed account are limited to the greater of: a) 30% of the regular fixed account value at the beginning of the contract year, or b) the amount transferred out of the regular fixed account in the previous contract year, excluding any automated transfer amounts. Because of this limitation, it may take you several years to transfer all your contract value from the regular fixed account. You should carefully consider whether the regular fixed account meets your investment criteria before you invest. If an automated dollar-cost averaging arrangement is established within 30 days of contract issue, the 30% limitation does not apply to transfers made from the regular fixed account to the subaccounts for the duration of this initial arrangement.
•	You may transfer contract values from any GPA to the subaccounts, regular fixed account or other GPA any time after 60 days of transfer or payment allocation into such GPA. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “The Guarantee Period Accounts (GPAs) — Market Value Adjustment (MVA)”).
•	If we receive your request within 30 days before the contract anniversary date, the transfer from the regular fixed account to the subaccounts will be effective on the anniversary.
•	If we receive your request on or within 30 days after the contract anniversary date, the transfer from the regular fixed account to the subaccounts or GPAs will be effective on the valuation date we receive it.
•	We will not accept requests for transfers from the regular fixed account at any other time.
•	You may not make a transfer to the Special DCA fixed account.
•	Once annuity payouts begin, you may not make transfers to or from the GPAs or the regular fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise. When annuity payments begin, you must transfer all contract value out of any GPAs and Special DCA fixed account.
For RAVA 4 Access
•	Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs at any time. The amount transferred to any GPA must be at least $1,000.
•	You may not make a transfer to the regular fixed account unless it is part of a model portfolio in which you have elected to participate, if applicable.
•	You may transfer contract values from any GPA to the subaccounts, or other GPA any time after 60 days of transfer or payment allocation into such GPA. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “The Guarantee Period Accounts (GPAs) — Market Value Adjustment (MVA)”).
•	You may not make a transfer to the Special DCA fixed account.
•	Once annuity payouts begin, you may not make transfers to or from the GPAs, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise. When annuity payments begin, you must transfer all contract value out of any GPAs and Special DCA fixed account.

44    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying fund in which a subaccount invests;
•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and
•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;
•	not accepting telephone or electronic transfer requests;
•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    45

In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include but not be limited to providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable accounts are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
How to Request a Transfer or Surrender
1 1 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or surrenders:	$250 or entire account balance

Maximum amount
Transfers or surrenders:	Contract value or entire account balance
*	Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 2 By automated transfers and automated partial surrenders
Your financial advisor can help you set up automated transfers or partial surrenders among your subaccounts or regular fixed account (if available).

46    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.
•	Automated transfers to the GPAs, the regular fixed account or the Special DCA fixed account are not allowed.
•	Automated transfers from the regular fixed account to the subaccounts under an automated dollar-cost averaging arrangement may not exceed an amount that, if continued, would deplete the regular fixed account within 12 months.
•	Automated surrenders may be restricted by applicable law under some contracts.
•	You may not make additional systematic payments if automated partial surrenders are in effect.
•	Automated partial surrenders may result in income taxes and penalties on all or part of the amount surrendered.
•	The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.
•	If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.
•	If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a Special DCA fixed account.
•	If you have a SecureSource rider or GWB for Life rider, you may set up automated partial surrenders up to the benefit amount available for withdrawal under the rider.

Minimum amount
Transfers or surrenders:	$50

Maximum amount
Transfers or surrenders:	None (except for automated transfers from the regular fixed account)

3 3 By telephone
Call:
1-800-862-7919
Minimum amount
Transfers or surrenders:	$250 or entire account balance

Maximum amount
Transfers:	Contract value or entire account balance
Surrenders:	$100,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.
Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.
Surrenders
You may surrender all or part of your contract at any time before the settlement date by sending us a written request or calling us.
The date your surrender request will be processed depends on when and how we receive it:
For surrender requests received in writing:
•	If we receive your surrender request at our Service Center in good order before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our Service Center in good order at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    47

For surrender requests received by phone:
•	If we receive your surrender request at our Service Center in good order before the close of the NYSE, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our Service Center in good order at or after the close of the NYSE, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
You may have to pay a contract administrative charge, surrender charges, or any applicable optional rider charges (see “Charges”). Federal income taxes and penalties as well as state and local income taxes may apply (see “Taxes”). You cannot take surrenders after annuity payouts begin except under Plan E (see “The Annuity Payout Period – Annuity Payout Plans”).
Any partial surrender you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. If you have elected the SecureSource  Flex rider, please consider carefully when you take surrenders. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time. Also, if you withdraw more than the allowed withdrawal amount in a contract year under the SecureSource  Flex rider (“excess withdrawal”), the guaranteed amounts under the rider will be reduced. If you have elected the GWB for Life rider or SecureSource  rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the GWB for Life rider or SecureSource  rider, your benefits under the rider may be reduced (see “Optional Benefits”). Any partial surrender request that exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes – Qualified Annuities – Required Minimum Distributions”).
Surrender Policies
If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the regular fixed account, in the same proportion as your value in each account correlates to your total contract value, less any GPA or Special DCA account, unless you request otherwise. We will not withdraw money for a partial surrender from any GPAs or Special DCA account you may have, unless insufficient amounts are available from your subaccounts and/or regular fixed account . However, you may request specifically surrender from a GPA or Special DCA account. The minimum contract value after partial surrender is $600. If you elected a SecureSource rider, the minimum contract value after partial surrender is zero and you do not have the option to request from which account to surrender.
Receiving Payment
1 1 By regular or express mail
•	payable to you;
•	mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
2 2 By wire or other form of electronic payment
•	request that payment be wired to your bank;
•	pre-authorization required.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your financial advisor.

48    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
– the NYSE is closed, except for normal holiday and weekend closings;
– trading on the NYSE is restricted, according to SEC rules;
– an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
– the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
A Special Note on Cybersecurity Risks
Cybersecurity and Systems Integrity
Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
TSA — Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.
The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–	you are at least age 59½;
–	you are disabled as defined in the Code;
–	you severed employment with the employer who purchased the contract;
–	the distribution is because of your death;
–	the distribution is due to plan termination; or
–	you are a qualifying military reservist.
•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    49

•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
•	If the contract has a loan provision, the right to receive a loan is described in detail in your contract. Loans will not be available if you have selected the GWB for Life, SecureSource or Accumulation Benefit rider.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. If you are a natural person and you own a nonqualified annuity, you may change the annuitant or successor annuitant if the request is made before annuity payments begin and while the existing annuitant is living. The change will become binding on us when we receive and record it, subject to state limitations. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the ROPP, MAV, 5-Year MAV, EEB, EEP, Accumulation Benefit, GWB for Life or SecureSource riders. If you change ownership of your contract, we will terminate the ROPP and EEP. This includes both the EEP Part I benefits and the EEP Part II benefits. (See the description of these terms in “Optional Benefits”.) In addition, the terms of the EEB, the MAV and the 5-Year MAV will change due to a change of ownership. If the new owner is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively “start over.” We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the “issue age” to determine the benefit levels. The account value on the date of the ownership change will be treated as a “purchase payment” in determining future values of “earnings at death” under the EEB. If the new owner is older than age 75, the MAV and the 5-Year MAV will terminate. If the MAV or the 5-Year MAV on the date of ownership change is greater than the account value on the date of the ownership change, we will set the MAV or the 5-Year MAV equal to the account value. Otherwise, the MAV or the 5-Year MAV value will not change due to a change in ownership. The Accumulation Benefit rider, the GWB for Life rider and SecureSource – Single Life rider will continue upon change of ownership.
Effective May 1, 2016, for SecureSource Flex – Single Life rider, you cannot add a joint owner or a joint annuitant. The SecureSource – Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s). If ownership is transferred from a covered spouse to their revocable trust(s), the annuitant must be one of the covered spouses. For SecureSource rider and GWB for Life rider, any ownership change that impacts the guarantees provided will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the ownership change on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. No other ownership changes are allowed while this rider is in force. Please see the descriptions of these riders in “Optional Benefits.”
The rider charges described in “Charges” will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code.
However, if the owner is a trust or custodian, or an employer acting in similar capacity, ownership of the contract may be transferred to the annuitant.
Benefits in Case of Death — Standard Death Benefit
We will pay the death benefit to your beneficiary upon your death if you die before the settlement date while this contract is in force. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner.
If you are age 75 or younger on the date we issue the contract, the beneficiary receives the greater of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

50    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

•	purchase payments minus adjusted partial surrenders.
If you are age 76 or older on the date we issue the contract, the beneficiary receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.
Adjusted partial surrenders
PS x DB
CV

PS	=	amount by which the contract value is reduced as a result of the partial surrender.
DB	=	the death benefit on the date of (but prior to) the partial surrender.
CV	=	the contract value on the date of (but prior to) the partial surrender.
Example of standard death benefit calculation when you are age 75 or younger on the contract effective date:
•	You purchase the contract with a payment of $20,000
•	During the second contract year the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

We calculate the death benefit as follows:
The total purchase payments minus adjustments for partial surrenders:
Total purchase payments	$20,000
minus adjusted partial surrenders, calculated as:
$1,500 × $20,000 =
$18,000
-1,667
for a standard death benefit of:	$18,333
since this is greater than your contract value of $16,500
If You Die Before Your Settlement Date
When paying the beneficiary, we will process the death claim on the valuation date that our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.
Nonqualified annuities
If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse elects to keep the contract as owner, the following describes the standard death benefit:
•	If your spouse was age 75 or younger as of the date we issued the contract, the beneficiary of your spouse’s contract receives the greater of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or
•	purchase payments minus adjusted partial surrenders.
If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse’s contract receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.
If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders. The SecureSource Flex – Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The SecureSource Flex – Single Life rider terminates if a spouse chooses to continue the contract under the spousal continuation provision.
The SecureSource – Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner.
We will not waive surrender charges on contracts continued under the spousal continuation provision.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    51

If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•	the beneficiary elects in writing, and payouts begin, no later than one year after your death, or other date as permitted by the IRS; and
•	the payout period does not extend beyond the beneficiary’s life or life expectancy.
Additionally, the optional SecureSource rider, if selected, will terminate.
Qualified annuities
•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own with the contract value equal to the death benefit that would otherwise have been paid, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects to treat the contract as his/her own, the following describes the standard death benefit:
•	If your spouse was age 75 or younger as of the date we issued the contract, the beneficiary of your spouse’s contract receives the greater of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or
•	purchase payments minus adjusted partial surrenders.
If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse’s contract receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.
If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70½. If you attained age 70½ at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders. The SecureSource Flex — Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The SecureSource Flex — Single Life rider terminates if a spouse chooses to continue the contract under the spousal continuation provision. If your spouse is the sole beneficiary and elects to treat the contract as his/her own as an inherited IRA, the SecureSource series rider will terminate.
We will not waive surrender charges on contracts continued under the spousal continuation provision.
•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70½, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70½, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:
•	the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•	the payout period does not extend beyond the beneficiary’s life or life expectancy.
Additionally, any optional riders, if selected, will terminate. In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.
•	Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.
Death benefit payment in a lump sum: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We will pay the death benefit by check unless your beneficiary has chosen to have the death benefit payment directly deposited into a checking account. We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into another Ameriprise Financial, Inc. account).
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary

52    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner/annuitant or the unclaimed death benefits will be presumed abandoned and subject to escheatment.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
Optional Death Benefits
Return of Purchase Payments Death Benefit (ROPP)
The ROPP is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see “Charges”). If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or
•	purchase payments minus adjusted partial surrenders.
If you are age 76 or older at contract issue, you may choose to add the ROPP to your contract. Generally, you must elect the ROPP at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the ROPP may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the ROPP for new contracts.
When annuity payouts begin, or if you terminate the contract for any reason other than death, this rider will terminate.
Terminating the ROPP
•	You may terminate the ROPP rider within 30 days of the first rider anniversary.
•	You may terminate the ROPP rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•	The ROPP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.
If you terminate the ROPP, the standard death benefit applies thereafter.
For an example, see Appendix D.
If your spouse is the sole beneficiary, he or she may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid under the ROPP. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse was age 76 or older as of the date we issued the contract, he or she may choose to continue the ROPP. In that case, the ROPP rider charges described in “Charges — ROPP Rider Fee” will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary. Your spouse also has the option of discontinuing the ROPP rider within 30 days of the date he or she elects to continue the contract. If your spouse is age 75 or younger as of the date we issued the contract, the ROPP will terminate.
NOTE: For special tax considerations associated with the ROPP, see “Taxes.”

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    53

Maximum Anniversary Value Death Benefit (MAV)
The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you are older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider charge continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to the GPAs, regular fixed account or Special DCA fixed account values during the time you have amounts allocated to these accounts. Be sure to discuss with your financial advisor whether or not the MAV is appropriate for your situation.
If you are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the MAV for new contracts.
On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Thereafter, we increase the maximum anniversary value by any additional purchase payments and reduce it by adjusted partial surrenders. Every contract anniversary after that prior to your 81st birthday, we compare the maximum anniversary value to the current contract value and we reset the maximum anniversary value to the higher amount.
If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or
•	purchase payments minus adjusted partial surrenders; or
•	the maximum anniversary value.
Terminating the MAV
•	You may terminate the MAV rider within 30 days of the first rider anniversary.
•	You may terminate the MAV rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•	The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.
•	The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.
If you terminate the MAV, the standard death benefit applies thereafter.
For an example, see Appendix D.
In general, if your spouse is the sole beneficiary, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must give us written instructions to keep the contract in force on the date our death claim requirements are fulfilled. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the MAV rider. In this case, the rider charges described in “Charges” will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.
Maximum Five Year Anniversary Value Death Benefit (5-Year MAV)
The 5-Year MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The 5-Year MAV does not provide any additional benefit before the fifth contract anniversary after the rider effective date. The 5-Year MAV may be of less value if you are older since we stop resetting the maximum five year anniversary value at age 81. Although we stop resetting the maximum five year anniversary value at age 81, the 5-Year MAV rider charge continues to apply until the rider terminates. In addition, the 5-Year MAV does not provide any additional benefit with respect to the GPAs, regular fixed account or Special DCA fixed account values during the time you have amounts allocated to these accounts. Be sure to discuss with your financial advisor whether or not the 5-Year MAV is appropriate for your situation.

54    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

If you are age 75 or younger at contract issue, you may choose to add the 5-Year MAV to your contract. Generally, you must elect the 5-Year MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the 5-Year MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the 5-Year MAV for new contracts.
On the fifth contract anniversary after the rider effective date we set the maximum five year anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Thereafter, we increase the maximum anniversary value by any additional purchase payments and reduce it by adjusted partial surrenders. Every fifth contract anniversary after that, through age 80, we compare the maximum five year anniversary value to the current contract value and we reset the maximum five year anniversary value to the higher amount.
If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:
•	contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or
•	purchase payments minus adjusted partial surrenders; or
•	the maximum five year anniversary value.
Terminating the 5-Year MAV
•	You may terminate the 5-Year MAV rider within 30 days of the first rider anniversary.
•	You may terminate the 5-Year MAV rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•	The 5-Year MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.
•	The 5-Year MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.
If you terminate the 5-Year MAV, the standard death benefit applies thereafter.
For an example, see Appendix D.
In general, if your spouse is the sole beneficiary, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the 5-Year MAV. To do this your spouse must give us written instructions to keep the contract in force on the date our death claim requirements are fulfilled. If your spouse has reached age 76 at the time he or she elects to continue the contract, the 5-Year MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the 5-Year MAV rider. In this case, the rider charges described in “Charges” will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the 5-Year MAV rider. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract and if he or she chooses not to continue the 5-Year MAV rider, the contract value will be increased to the 5-Year MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.
Enhanced Earnings Death Benefit (EEB)
The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The EEB provides for reduced benefits if you are age 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary. The EEB also may result in reduced benefits if you take RMDs (see “Taxes — Qualified Annuities — Required Minimum Distributions”) from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your financial advisor and your tax advisor whether or not the EEB is appropriate for your situation. If this EEB rider is available in your state and you are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the EEP. We reserve the right to discontinue offering the EEB for new contracts.
The EEB provides that if you die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•	the standard death benefit amount (see “Benefits in Case of Death — Standard Benefit”), the MAV death benefit amount, if applicable, or the 5-Year MAV death benefit amount, if applicable,

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    55

PLUS
•	40% of your earnings at death if you were under age 70 on the rider effective date; or
•	15% of your earnings at death if you were age 70 or older on the rider effective date.
Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.
Earnings at death for the EEB and EEP: If the rider effective date for the EEB or EEP is the contract issue date, earnings at death is an amount equal to:
•	the standard death benefit amount, the MAV death benefit amount, or the 5-Year MAV death benefit amount if applicable (the “death benefit amount”)
•	minus purchase payments not previously surrendered.
The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.
If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death benefit amount
•	minus the greater of:
(a)	the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or
(b)	an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date
•	plus any purchase payments made on or after the EEB rider effective date not previously surrendered.
The earnings at death may not be less than zero and may not be more than 250% multiplied by:
•	the greater of:
(a)	the contract value as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or
(b)	an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date
•	plus any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.
Terminating the EEB
•	You may terminate the EEB rider within 30 days of the first rider anniversary.
•	You may terminate the EEB rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•	The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.
•	The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.
For an example, see Appendix D.
In general, if your spouse is the sole beneficiary and if your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If your spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract, he or she may choose to continue the EEB. In this case, the following conditions will apply:
•	the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of “earnings at death.”
•	the percentages of “earnings at death” payable will be based on your spouse’s age at the time he or she elects to continue the contract.
•	the EEB rider charges described in “Charges — EEB Rider Fee” will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.
NOTE: For special tax considerations associated with the EEB, see “Taxes.”

56    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Enhanced Earnings Plus Death Benefit (EEP)
The EEP is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The EEP provides for reduced benefits if you are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary, and it does not provide any benefit beyond what is offered under the EEB during the second rider year. The EEP also may result in reduced benefits if you take RMDs (see “Taxes — Qualified Annuities — Required Minimum Distributions”) from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because part of the benefit paid by the EEP is determined by the amount of earnings at death. Be sure to discuss with your financial advisor and your tax advisor whether or not the EEP is appropriate for your situation.
If this EEP rider is available in your state and if you are age 75 or younger at contract issue, you may choose to add the EEP to your contract. You must elect the EEP at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available under annuities purchased through an exchange or direct transfer from another annuity or a life insurance policy. You may not select this rider if you select the EEB. We reserve the right to discontinue offering the EEP for new contracts.
The EEP provides that if you die after the first rider anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:
•	EEP Part I benefits, which equal the benefits payable under the EEB described above;
PLUS
•	EEP Part II benefits, which equal a percentage of exchange purchase payments identified at issue, received within 6 months from issue and not previously surrendered as follows:

Rider year	Percentage if you are under age 70 on the rider effective date	Percentage if you are 70 or older on the rider effective date
One and Two	0%	0%
Three and Four	10%	3.75%
Five or more	20%	7.5%
Additional death benefits payable under the EEP are not included in the adjusted partial surrender calculation.
If no exchange purchase payments have been received after 6 months, we will contact you and you will have an additional 30 days to follow-up on exchange purchase payments identified at issue but not received by us. If we have not received any exchange purchase payments after these 30 days, we will convert the EEP rider into an EEB.
Another way to describe the benefits payable under the EEP rider is as follows:
•	the standard death benefit amount (see “Benefits in Case of Death — Standard Death Benefit”), the MAV death benefit amount, or 5-Year MAV death benefit amount, if applicable,
PLUS
Rider year	If you are under age 70 on the rider effective date, add	If you are age 70 or older on the rider effective date, add
One	Zero	Zero
Two	40% × earnings at death (see above)	15% × earnings at death
Three and Four	40% × (earnings at death + 25% of exchange purchase payment*)	15% × (earnings at death + 25% of exchange purchase payment*)
Five or more	40% × (earnings at death + 50% of exchange purchase payment*)	15% × (earnings at death + 50% of exchange purchase payment*)
*	Exchange purchase payments are purchase payments exchanged from another annuity or policy that are identified at issue and not previously surrendered.
We are not responsible for identifying exchange purchase payments if we did not receive proper notification from the company from which the purchase payments are exchanged.
Terminating the EEP
•	You may terminate the EEP rider within 30 days of the first rider anniversary after the rider effective date.
•	You may terminate the EEP rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•	The EEP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.
•	The EEP rider will terminate in the case of an ownership change.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    57

•	The EEP rider will terminate in the case of the spousal continuation if the new owner is age 76 or older.
For an example, see Appendix D.
In general, if your spouse is the sole beneficiary and if your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEP. If your spouse has reached age 76 at the time he or she elects to continue the contract, the EEP rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she cannot continue the EEP. However, he or she may choose to convert the EEP rider into an EEB. In this case, the following conditions will apply:
•	the EEB rider will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of “earnings at death.”
•	the percentages of “earnings at death” payable will be based on your spouse’s age at the time he or she elects to continue the contract.
•	the EEB rider charges described in “Charges — EEB Rider Fee” will be assessed at the next contract anniversary (and all future anniversaries when the EEB rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEP rider.
If your spouse chooses not to convert the EEP rider into an EEB, the standard death benefit amount (or the MAV or 5-Year MAV death benefit amount, if applicable,) will apply.
NOTE: For special tax considerations associated with the EEP, see “Taxes.”
Optional Living Benefits
SecureSource Flex Rider
The SecureSource Flex riders are not available for RAVA 4 Access.
This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the waiting period, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. The SecureSource Flex rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time. This benefit is intended for assets you plan to hold and let accumulate for at least three years. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time.
There are two optional SecureSource Flex riders available under your contract:
•	SecureSource Flex — Single Life; or
•	SecureSource Flex — Joint Life.
The information in this section applies to both Secure Source Flex riders, unless otherwise noted. For the purpose of this rider, the term “withdrawal” is equal to the term “surrender” in the contract or any other riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.
The SecureSource Flex — Single Life rider covers one person. The SecureSource Flex — Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Flex — Single Life rider or the SecureSource Flex — Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.
The SecureSource Flex rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if:
•	you purchase your contract on or after Sept. 14, 2009; and
•	Single Life: you are 80 or younger on the date the contract is issued or if an owner is a non-natural person, then the annuitant is age 80 or younger; or
•	Joint Life: you and your spouse are 80 or younger on the date the contract is issued.
The SecureSource Flex riders are not available under an inherited qualified annuity.
The SecureSource Flex rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:
•	Single Life: until death (see “At Death” heading below) or until the depletion of the basic benefit.

58    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

•	Joint Life: until the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below) or until the depletion of the basic benefit.
Key Terms
The key terms associated with the SecureSource Flex rider are:
Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the waiting period and until your death (Joint Life: the death of both covered spouses) or termination of the rider. After the waiting period, the annual withdrawal amount guaranteed by the rider can vary each contract year. The maximum ALP is $300,000.
Annual Lifetime Payment Attained Age (ALPAA): the age at which the lifetime benefit is established.
Guaranteed Benefit Amount (GBA): the total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn or annuitized and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year after the waiting period under the basic benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.
Guaranteed Benefit Payment (GBP): the basic benefit amount available each contract year after the waiting period until the RBA is reduced to zero. After the waiting period the annual withdrawal amount guaranteed by the rider can vary each contract year.
Remaining Annual Lifetime Payment (RALP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RALP is the lifetime benefit amount that can be withdrawn during the remainder of the current contract year.
Remaining Benefit Amount (RBA): each withdrawal you make reduces the amount that is guaranteed by the rider for future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.
Remaining Benefit Payment (RBP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RBP is the basic benefit amount that can be withdrawn during the remainder of the current contract year.
Waiting period: the period of time before you can take a withdrawal without affecting benefits under the rider. The waiting period starts on the rider effective date and ends on the day prior to the third rider anniversary.
Withdrawal Adjustment Base (WAB): one of the components used to determine the GBP Percentage and ALP Percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.
Withdrawal: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.
Description of the SecureSource Flex Rider
Before the lifetime benefit is established, the annual withdrawal amount guaranteed by the riders after the waiting period is the basic benefit amount. After the lifetime benefit is established and after the waiting period, the riders guarantee that you have the option each contract year to cumulatively withdraw an amount up to the lifetime benefit amount or the basic benefit amount, but the riders do not guarantee withdrawal of both in a contract year.
The lifetime withdrawal benefit is established automatically:
•	Single Life: on the rider anniversary date after the covered person reaches age 65, or on the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below);
•	Joint Life: on the rider anniversary date after the younger covered spouse reaches age 65, or on the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” and “Annual Lifetime Payments (ALP)” headings below).
The basic benefit amount and the lifetime benefit amount can vary based on the relationship of your contract value to the Withdrawal Adjustment Base (WAB). When the first withdrawal is taken each contract year after the waiting period, the percentages used to determine the benefit amounts are set and fixed for the remainder of that year.
If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next year.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    59

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).
Please note that basic benefit and lifetime benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime benefit only, the basic benefit only, or both.
At any time after the waiting period, as long as your withdrawal does not exceed the greater of the basic benefit amount or the lifetime benefit amount, if established, you will not be assessed a surrender charge or any market value adjustment. If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see “Charges — Surrender Charges”). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see “Guarantee Period Accounts (GPAs) — Market Value Adjustment”). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full withdrawal, you will receive the remaining contract value less any applicable charges (see “Making the Most of Your Contract — Surrenders”).
Subject to conditions and limitations, an annual step-up can increase the basic benefit amount and the lifetime benefit amount, if your contract value has increased on a rider anniversary. Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.
The values associated with the basic benefit are GBA, RBA, GBP and RBP. The values associated with the lifetime benefit are ALP and RALP. ALP and GBP are similar in that they are the annual withdrawal amount for each benefit after the waiting period. RALP and RBP are similar in that they are the remaining amount that can be withdrawn during the current contract year for each benefit.
Important SecureSource Flex Rider Considerations
You should consider whether a SecureSource Flex rider is appropriate for you taking into account the following considerations:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•	Lifetime Benefit Limitations: The lifetime benefit is subject to certain limitations, including but not limited to:
(a)	Single Life: Once the contract value equals zero, payments are made for as long as the covered person is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see “At Death” heading below). Therefore, if there are multiple contract owners, the lifetime benefit will terminate when one of the contract owners dies even though other contract owners are still living
Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).
(b)	Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If both the ALP and the contract value are zero, the lifetime benefit will terminate.
(c)	When the lifetime benefit is first established the initial ALP is based on the basic benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below). Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.
(d)	Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.
•	Withdrawals: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time. The first withdrawal request within the 3-year waiting period must be submitted in writing. Also, after the waiting period if you withdraw more than the allowed withdrawal amount in a contract year (“excess withdrawal”), the guaranteed amounts under the rider may be reduced.
•	Investment Allocation Restrictions: You must be invested in one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. (See “The Variable Account and the Funds: Volatility and Volatility Management Risk with the Portfolio

60    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Stabilizer funds” section.) We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit investment option changes if required to comply with the written instructions of a fund (see “Market Timing”).
You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.
Immediately following a withdrawal your contract value will be reallocated to the target investment option classification as shown in your contract if your current investment option is more aggressive than the target investment option classification. If you are in the static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed investment option changes per contract year and will not cause your rider fee to increase. The target investment option classification is currently the Moderate investment option. We reserve the right to change the target investment option classification to an investment option that is more aggressive than the Moderate investment option after 30 days written notice.
After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or investment option that is more conservative than the Moderate investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again. If this is done after the waiting period, your rider benefit will be reset as follows:
(a)	the total GBA will be reset to the contract value, if your contract value is less; and
(b)	the total RBA will be reset to the contract value, if your contract value is less; and
(c)	the ALP, if established, will be reset to your current ALP Percentage (either 6% or 5% as described under “GBP Percentage and ALP Percentage” heading below) times the contract value, if this amount is less than the current ALP; and
(d)	the GBP will be recalculated as described below, based on the reset GBA and RBA; and
(e)	the RBP will be recalculated as the reset GBP less all prior withdrawals taken during the current contract year, but not less than zero; and
(f)	the RALP will be recalculated as the reset ALP less all prior withdrawals taken during the current contract year, but not less than zero; and
(g)	the WAB will be reset as follows:
•	if the ALP has not been established, the WAB will be equal to the reset GBA.
•	if the ALP has been established, the WAB will be equal to the reset ALP, divided by the current ALP Percentage.
You may request to change your investment option by written request on an authorized form or by another method agreed to by us.
•	Non-Cancelable: Once elected, the SecureSource Flex rider may not be cancelled (except as provided under “Rider Termination” heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).
Dissolution of marriage does not terminate the SecureSource Flex — Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Flex — Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” below).
•	Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner’s death provision, only ownership arrangements that permit such continuation, are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    61

If you select the SecureSource Flex — Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.
•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments (subject to state restrictions), which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract — Purchase Payments”.
•	Interaction with Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges — Surrender Charge”). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP. Also, any amount you withdraw during the waiting period will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:
•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.
•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD during the waiting period and such withdrawals will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time. While the rider permits certain excess withdrawals to be taken after the waiting period for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.
•	Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”).
•	Treatment of Non-Spousal Distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.
Basic Benefit Description
The GBA and RBA are determined at the following times, subject to the maximum amount of $5,000,000, calculated as described:
•	At contract issue — the GBA and RBA are equal to the initial purchase payment, plus any purchase payment credit.
•	When you make additional purchase payments — If a withdrawal is taken during the waiting period, the GBA and RBA will not change when a subsequent purchase payment is made during the waiting period. Prior to any withdrawal during the waiting period and after the waiting period, each additional purchase payment will have its own GBA and RBA established equal to the amount of the purchase payment, plus any purchase payment credit.
•	At step up — (see “Annual Step Up” heading below).
•	At spousal continuation — (see “Spousal Option to Continue the Contract upon Owner’s Death” heading below).
•	When an individual RBA is reduced to zero — the GBA that is associated with that RBA will also be set to zero.
•	When you take a withdrawal during the waiting period — the total GBA and total RBA will be set equal to zero until the end of the waiting period.
•	When you take a withdrawal after the waiting period and the amount withdrawn is:
(a)	less than or equal to the total RBP — the total RBA is reduced by the amount of the withdrawal and the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged, and each payment’s RBA is reduced in proportion to its RBP.
(b)	greater than the total RBP — excess withdrawal processing will be applied to the GBA and RBA.
•	On the rider anniversary at the end of the waiting period — If the first withdrawal is taken during the waiting period and you did not decline a rider fee increase, the total GBA and the total RBA will be reset to the contract value.

62    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

If the first withdrawal is taken during the waiting period and you decline a rider fee increase, the total GBA and the total RBA will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments and any purchase payment credits since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.
•	Upon certain changes to your PN program investment option — (See “Use of Portfolio Navigator Program Required,” described above).
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
RBA Excess Withdrawal Processing
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:
1.	The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and
2.	The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
GBP Percentage and ALP Percentage: We use two percentages (6% and 5%) to calculate your GBP and ALP. The percentage used can vary as described below:
During the waiting period, 6% will be used to determine the amount payable to beneficiaries under the RBA payout option described below. After the waiting period, a comparison of your contract value and the WAB determines your GBP percentage and ALP percentage, unless the percentage is fixed as described below. On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then 6% is used in calculating your GBP and ALP; otherwise, 5% is used. Market volatility and returns and the deduction of fees could impact your benefit determining percentage. The benefit determining percentage is calculated as follows but will not be less than zero:
1	—	(a/b)
a	=	contract value at the end of the prior valuation period
b	=	WAB at the end of the prior valuation period
When the first withdrawal in a contract year is taken, the GBP percentage and ALP percentage will be set and fixed for the remainder of that contract year. Beginning on the next rider anniversary, the GBP percentage and ALP percentage can change on each valuation date as described above until a withdrawal is taken in that contract year.
Under certain limited situations, your GBP percentage and ALP percentage will not vary each contract year. They will be set at the earliest of (1), (2) or (3) below and remain fixed for as long as the benefit is payable:
(1)	when the RBA payout option is elected, or
(2)	if the ALP is established, when your contract value on a rider anniversary is less than two times the ALP (for the purpose of this calculation only, the ALP is determined using 5%; the ALP percentage used to determine your ALP going forward will be either 6% or 5%), or
(3)	when the contract value reduces to zero.
For certain periods of time at our discretion and on a non-discriminatory basis, your GBP percentage and ALP percentage may be set by us to 6% if more favorable to you.
Withdrawal Adjustment Base (WAB): One of the components used to determine GBP percentage and ALP percentage. The maximum WAB is $5,000,000. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit,
The WAB is determined at the following times, calculated as described:
•	At Rider Effective Date — the WAB is set equal to the initial purchase payment, plus any purchase payment credit.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    63

•	When a subsequent purchase payment is made — before a withdrawal is taken in the waiting period and at any time after the waiting period, the WAB will be increased by the amount of each additional purchase payment, plus any purchase payment credit.
•	When a withdrawal is taken — if the first withdrawal is taken during the waiting period, the WAB will be set equal to zero until the end of the waiting period.
Whenever a withdrawal is taken after the waiting period, the WAB will be reduced by the amount in (A) unless the withdrawal is an excess withdrawal for the lifetime benefit (or the basic benefit if the ALP is not established) when it will be set equal to the amount in (B).
(A)	The WAB is reduced by an amount as calculated below:

a × b	where:
c

a	=	the amount the contract value is reduced by the withdrawal
b	=	WAB on the date of (but prior to) the withdrawal
c	=	the contract value on the date of (but prior to) the withdrawal.
(B)	If the ALP is not established and the current withdrawal exceeds the RBP, the WAB will be reset to the GBA immediately following excess withdrawal processing.
If the ALP is established and the current withdrawal exceeds the RALP, the WAB will be reset to the ALP divided by the current ALP percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above). In this calculation, we use the ALP immediately following excess withdrawal processing.
•	On rider anniversaries — unless you decline a rider fee increase, the WAB will be increased to the contract value on each rider anniversary, if the contract value is greater, except as follows:
(A)	If a withdrawal is taken during the waiting period, the WAB will be increased to the contract value on each rider anniversary beginning at the end of the waiting period, if the contract value is greater.
(B)	If you decline a rider fee increase and a withdrawal is taken during the waiting period, on the third anniversary the WAB will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments and any purchase payment credits since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.
•	Upon certain changes to your PN program investment option — (See “Use of Portfolio Navigator Program Required,” described above).
Guaranteed Benefit Payment (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic benefit. After the waiting period the annual withdrawal amount guaranteed under the rider can vary each contract year. At any point in time, each payment’s GBP is the lesser of (a) and (b) where (a) is the GBA for that payment multiplied by the current GBP percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above) and (b) is the RBA for that payment. The total GBP is the sum of the GBPs for each purchase payment.
Remaining Benefit Payment (RBP): The amount available for withdrawal for the remainder of the contract year under the basic benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment.
The RBP is determined at the following times, calculated as described:
•	During the waiting period — the RBP will be zero.
•	At the beginning of any contract year after the waiting period and when the GBP percentage changes — the RBP for each purchase payment is set equal to that purchase payment’s GBP.
•	When you make additional purchase payments after the waiting period — each additional purchase payment has its own RBP equal to the purchase payment, plus any purchase payment credit, multiplied by the GBP percentage.
•	At step up — (see “Annual Step Up” heading below).
•	At spousal continuation — (see “Spousal Option to Continue the Contract upon Owner’s Death” heading below).
•	When you make any withdrawal after the waiting period — the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

64    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Lifetime Benefit Description
Single Life only: Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant.
Joint Life only: Covered Spouses: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.
Annual Lifetime Payment Attained Age (ALPAA):
•	Single Life: The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.
•	Joint Life: The age of the younger covered spouse at which time the lifetime benefit is established.
Annual Lifetime Payment (ALP): The ALP is the lifetime benefit amount available for withdrawals in each contract year after the waiting period until the later of:
•	Single Life: death; or
•	Joint Life: death of the last surviving covered spouse; or
•	the RBA is reduced to zero.
The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime benefit is not in effect and the ALP is zero.
The ALP is determined at the following times:
•	Single Life: Initially the ALP is established on the earliest of the following dates:
(a)	the rider effective date if the covered person has already reached age 65,
(b)	the rider anniversary following the date the covered person reaches age 65,
–	if during the waiting period and no prior withdrawal has been taken; or
–	if after the waiting period.
(c)	the rider anniversary following the end of the waiting period if the covered person is age 65 before the end of the waiting period and a prior withdrawal had been taken.
The ALP is established as the total RBA multiplied by the ALP percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above).
•	Joint Life: Initially the ALP is established on the earliest of the following dates:
(a)	the rider effective date if the younger covered spouse has already reached age 65.
(b)	the rider anniversary on/following the date the younger covered spouse reaches age 65.
(c)	upon the first death of a covered spouse, then
(1)	the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or
(2)	the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or
(3)	the rider anniversary on/following the date the surviving covered spouse reaches age 65.
(d)	Following dissolution of marriage of the covered spouses,
(1)	the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or
(2)	the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.
For (b), (c) and (d) above, if the date described occurs during the waiting period and a prior withdrawal had been taken, we use the rider anniversary following the end of the waiting period to establish the ALP.
The ALP is established as the total RBA multiplied by the ALP percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above).
•	Whenever the ALP Percentage changes —

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    65

(a)	If the ALP percentage is changing from 6% to 5%, the ALP is reset to the ALP multiplied by 5%, divided by 6%.
(b)	If the ALP percentage is changing from 5% to 6%, the ALP is reset to the ALP multiplied by 6%, divided by 5%.
•	When you make an additional purchase payment — Before a withdrawal is taken in the waiting period and at any time after the waiting period, each additional purchase payment increases the ALP by the amount of the purchase payment, plus any purchase payment credit, multiplied by the ALP percentage.
•	When you make a withdrawal:
(a)	During the waiting period, the ALP, if established, will be set equal to zero until the end of the waiting period.
(b)	After the waiting period, if the amount withdrawn is:
(i) less than or equal to the RALP, the ALP is unchanged.
(ii) greater than the RALP, ALP excess withdrawal processing will occur.
If you withdraw less than the ALP in a contract year, there is no carry over to the next contract year.
•	On the rider anniversary at the end of the waiting period — If you took a withdrawal during the waiting period, the ALP is set equal to the contract value multiplied by the ALP percentage if the covered person (Joint Life: younger covered spouse) has reached age 65.
•	At step ups — (see “Annual Step Up” heading below).
•	At spousal continuation — (see “Spousal Option to Continue the Contract upon Owner’s Death” heading below).
•	Upon certain changes to your PN program investment option — (see “Use of Portfolio Navigator Program Required,” heading above).
ALP Excess Withdrawal Processing
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or the ALP percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above) multiplied by the contract value immediately following the withdrawal.
Remaining Annual Lifetime Payment (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime benefit. Prior to establishment of the ALP, the lifetime benefit is not in effect and the RALP is zero.
The RALP is determined at the following times:
•	The RALP is established at the same time as the ALP, and:
(a)	During the waiting period — the RALP will be zero.
(b)	At any other time — the RALP is established equal to the ALP less all prior withdrawals taken in the contract year but not less than zero.
•	At the beginning of each contract year after the waiting period and when the ALP percentage changes — the RALP is set equal to the ALP.
•	When you make additional purchase payments after the waiting period — each additional purchase payment increases the RALP by the purchase payment, plus any purchase payment credit, multiplied by the ALP percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above).
•	At step ups — (see “Annual Step Up” headings below).
•	At spousal continuation — (see “Spousal Option to Continue the Contract upon Owner’s Death” heading below).
•	When you make any withdrawal after the waiting period — the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.
Other Provisions
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:
•	The withdrawal is after the waiting period;
•	The RMD is for your contract alone;
•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•	The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

66    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. Any withdrawal during the waiting period will reset the basic benefit and lifetime benefit at the end of the waiting period. After the waiting period, withdrawal amounts greater than the RALP or RBP that do not meet the conditions above will result in excess withdrawal processing. The amount in excess of the RBP and/or RALP that is not subject to excess withdrawal processing will be recalculated if the RALP and RBP change due to GBP percentage and ALP percentage changes. See Appendix F for additional information.
Annual Step-up: Beginning with the first contract anniversary, an increase of the benefit values may be available. A step-up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn in a lump sum or paid upon death. Rather, a step-up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment. If there have been multiple payments and the GBA increases due to the step-up, the individual GBAs, RBAs, GBPs, and RBPs will be combined.
The annual step-up may be available as described below, subject to the maximum GBA, RBA and ALP and subject to the following rules:
•	You have not declined a rider fee increase.
•	If you take any withdrawals during the waiting period the annual step-up will not be available until the rider anniversary following the end of the waiting period.
•	On any rider anniversary where your contract value is greater than the RBA or, your contract value multiplied by the ALP Percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above) is greater than the ALP, if established, the annual step-up will be applied to your contract on the rider anniversary.
•	The ALP and RALP are not eligible for step-ups until they are established. Prior to being established, the ALP and RALP values are both zero.
•	Please note it is possible for the ALP to step-up even if the RBA or GBA do not step-up, and it is also possible for the RBA and GBA to step-up even if the ALP does not step-up.
The annual step-up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:
•	The total RBA will be increased to the contract value on the rider anniversary, if the contract value is greater.
•	The total GBA will be increased to the contract value on the rider anniversary, if the contract value is greater.
•	The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.
•	The total RBP will be reset as follows:
(a)	During the waiting period, the RBP will not be affected by the step-up.
(b)	After the waiting period, the RBP will be reset to the increased GBP.
•	The ALP will be increased to the contract value on the rider anniversary multiplied by the ALP percentage (either 5% or 6% as described under “GBP Percentage and ALP Percentage” heading above), if greater than the current ALP.
•	The RALP will be reset as follows:
(a)	During the waiting period, the RALP will not be affected by the step-up.
(b)	After the waiting period, the RALP will be reset to the increased ALP.
Spousal Option to Continue the Contract upon Owner’s Death (“spousal continuation”):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Flex — Single Life rider terminates.
Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Flex — Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.
At the time of spousal continuation, a step-up may be available. If you decline a rider fee increase or the spousal continuation occurs during the waiting period and a withdrawal was taken, a step up is not available. All annual step-up rules (see “Annual Step-Up” heading above) also apply to the spousal continuation step-up except that a) the RBP will be calculated as the GBP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero, and b) the RALP will be calculated as the ALP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.
Rules for Withdrawal Provision of Your Contract: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be taken from the variable subaccounts and the regular fixed account (if applicable) in the same proportion as your interest in each bears to the contract value less amounts in any Special DCA fixed account. You cannot specify from which accounts the withdrawal is to be taken.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    67

If Contract Value Reduces to Zero: If the contract value reduces to zero, you will be paid in the following scenarios:
1)	The ALP has not yet been established, the total RBA is greater than zero and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:
(a)	receive the remaining schedule of GBPs until the RBA equals zero; or
(b)	Single Life: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.
Joint Life: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
2)	The ALP has been established, the total RBA is greater than zero and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:
(a)	the remaining schedule of GBPs until the RBA equals zero; or
(b)	Single Life: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.
Joint Life: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
3)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.
4)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:
•	Single Life: covered person;
•	Joint Life: last surviving covered spouse.
Under any of these scenarios:
•	The annualized amounts will be paid to you in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency but no less frequent than annually;
•	We will no longer accept additional purchase payments;
•	You will no longer be charged for the rider;
•	Any attached death benefit riders will terminate;
•	In determining the remaining schedule of GBPs, the current GBP is fixed for as long as payments are made.
•	Single Life: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero; and
•	Joint Life: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.
The SecureSource Flex rider and the contract will terminate under either of the following two scenarios:
•	If the ALP is established and the RBA is zero, and if the contract value falls to zero as a result of a withdrawal that is greater than the RALP. This is full withdrawal of the contract value.
•	If the ALP is not established and the RBA is zero, and if the contract value falls to zero as a result of fees, charges or a withdrawal.
At Death:
Single Life: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living.
If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract which terminates the rider.

68    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

If the contract value equals zero and the death benefit becomes payable, the following will occur:
•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•	If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•	If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.
•	If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.
•	If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.
Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.
If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract.
If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.
If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:
•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•	If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•	If the RBA equals zero, the benefit terminates. No further payments will be made.
Contract Ownership Change:
Single Life: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates. Effective May 1, 2016, joint ownership and joint annuitants are not allowed.
Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.
Remaining Benefit Amount (RBA) Payout Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource Flex rider after the waiting period.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.
This annuity payout option may also be elected by the beneficiary when the death benefit is payable if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    69

Rider Termination
The SecureSource Flex rider cannot be terminated either by you or us except as follows:
1	Single Life: a change of ownership that would result in a different covered person will terminate the rider.
2.	Single Life: After the death benefit is payable, continuation of the contract will terminate the rider.
3.	Joint Life: After the death benefit is payable the rider will terminate if:
(a)	any one other than a covered spouse continues the contract, or
(b)	a covered spouse does not use the spousal continuation provision of the contract to continue the contract.
4.	Annuity payouts under an annuity payout plan will terminate the rider.
5.	You may terminate the rider if your annual rider fee after any fee increase is more than 0.25% higher than your fee before the increase (See “Charges — SecureSource Flex rider fee”).
6.	When the RBA and contract value are zero and either the ALP is not established or an excess withdrawal of the RALP is taken, the rider will terminate.
7.	Termination of the contract for any reason will terminate the rider.
Guaranteed Minimum Accumulation Benefit (Accumulation Benefit) Rider
The Accumulation Benefit rider is not available for RAVA 4 Access. This rider is not available for contracts purchased on or after Feb. 27, 2012.
The Accumulation Benefit rider is an optional benefit that you may select for an additional charge. Currently, it is available for nonqualified annuities and qualified annuities. Effective on or about June 20, 2011, the Accumulation Benefit rider will be available under 401(a) plans. The Accumulation Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date. On the benefit date, if the contract value is equal to or greater than the Minimum Contract Accumulation Value, as determined under the Accumulation Benefit rider, the Accumulation Benefit rider ends without value and no benefit is payable.
If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Benefit rider will terminate without value and no benefits will be paid. Exception: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Benefit rider on the valuation date your contract value reached zero.
If you are (or if the owner is a non-natural person, then the annuitant is) 80 or younger at contract issue and this rider is available in your state, you may elect the Accumulation Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Benefit rider may not be terminated once you have elected it except as described in the “Terminating the Rider” section below. An additional charge for the Accumulation Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. After the waiting period, you have the following options:
•	Continue your contract;
•	Take partial surrenders or make a full surrender; or
•	Annuitize your contract.
The Accumulation Benefit rider may not be purchased with the optional GWB for Life rider or SecureSource rider.
You should consider whether an Accumulation Benefit rider is appropriate for you because:
•	you must be invested in one of the approved investment options. This requirement limits your choice of Investments. This means you will not be able to allocate contract value to all of the subaccounts, or the regular fixed account that are available under the contract to other contract owners who do not elect this rider. You may allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA fixed account, when available (see “The Special DCA Fixed Account”), and we will make monthly transfers into the investment option you have chosen. (See “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”);
•	you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Benefit rider. Some exceptions apply (see “Additional Purchase Payments with Elective Step-Up” below);
•	if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

70    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

•	if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Benefit rider, which is the length of the waiting period under the Accumulation Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Benefit rider may provide;
•	the 10 year waiting period under the Accumulation Benefit rider will restart if you exercise the elective step-up option (described below) or your surviving spouse exercises the spousal continuation elective step-up (described below); and
•	the 10 year waiting period under the Accumulation Benefit rider may be restarted if you elect to change your PN program investment option to one that causes the Accumulation Benefit rider charge to increase (see “Charges”).
Be sure to discuss with your financial advisor whether an Accumulation Benefit rider is appropriate for your situation.
Here are some general terms that are used to describe the operation of the Accumulation Benefit:
Benefit Date: This is the first valuation date immediately following the expiration of the waiting period.
Minimum Contract Accumulation Value (MCAV): An amount calculated under the Accumulation Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.
Adjustments for Partial Surrenders: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:
(a)	is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and
(b)	is the MCAV on the date of (but immediately prior to) the partial surrender.
Waiting Period: The waiting period for the rider is 10 years.
We reserve the right to restart the waiting period on the latest contract anniversary if you change your investment option after we have exercised our rights to increase the rider fee.
Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and purchase payment credits received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.
Automatic Step-Up
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:
1.	80% of the contract value on the contract anniversary; or
2.	the MCAV immediately prior to the automatic step-up.
The automatic step-up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the automatic step-up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.
The automatic step-up of the MCAV does not restart the waiting period or increase the fee (although the total fee for the rider may increase).
Elective Step-Up Option
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step-up option. You may exercise this elective step-up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step-up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.
We may increase the fee for your rider (see “Charges – Accumulation Benefit Rider Charge”). The revised fee would apply to your rider if you exercise the annual elective step-up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step-up. Elective step-ups will also result in a restart of the waiting period as of the most recent contract anniversary.
The elective step-up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step-up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    71

The elective step-up option is not available to non-spouse beneficiaries that continue the contract during the waiting period. The elective step-up is not available if the benefit date would be after the settlement date (see the Settlement Date section for settlement date options)
We have the right to restrict the elective step-up option on inherited IRAs, but we currently allow them. Please consider carefully if an elective step-up is appropriate if you own an inherited IRA because the elective step-up will restart the waiting period and the required minimum distributions for an inherited IRA may significantly decrease the future benefit payable under this rider. We reserve the right to restrict the elective step-up option on inherited IRAs in the future.
Additional Purchase Payments with Annual Elective Step-ups
If your MCAV is increased as a result of elective step-up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments and purchase payment credits (if applicable) received during this period.
Spousal Continuation
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step-up. The spousal continuation elective step-up is in addition to the annual elective step-up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step-up and we have increased the fee for the Accumulation Benefit rider, the spouse will pay the charge based on the fee that is in effect on the valuation date we receive their written request to step-up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary.
Terminating the Rider
The rider will terminate under the following conditions:
•	The rider will terminate before the benefit date without paying a benefit on the date:
•	you take a full surrender; or
•	annuitization begins; or
•	the contract terminates as a result of the death benefit being paid.
The rider will terminate on the benefit date.
For an example, see Appendix E.
Optional Living Benefits — Previously Offered
Guarantor Withdrawal Benefit for Life (GWB for Life) Rider
Disclosure for GWB for Life rider may be found in the Appendix G.
SecureSource Riders
Disclosure for SecureSource riders may be found in the Appendix H.
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct surrender charges upon settlement but surrender charges may be applied when electing to exercise liquidity features we may make available under certain fixed annuity payout options
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date after any rider charges have been deducted, plus any positive or negative MVA on GPAs, less any purchase payment credits subject to reversal and less any applicable premium tax. Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Nonqualified Annuities — Annuity payouts” and “Taxes — Qualified Annuities — Annuity payouts.” During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.
Amounts of fixed and variable payouts depend on:
•	the annuity payout plan you select;
•	the annuitant’s age and, in most cases, sex;

72    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

•	the annuity table in the contract; and
•	the amounts you allocated to the accounts at settlement.
In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments or are exercising any available liquidity features we may offer and you have elected.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract — Transfer policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the annuitant’s age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of settlement rates.)
Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment return for the 5% Table A in the contract. The assumed investment return affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment return and payouts will decrease if the return is below the assumed investment return. Using the 5% assumed investment return results in a higher initial payout but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts may vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the settlement date:
•	Plan A: Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•	Plan B: Life annuity with five, ten, 15, or 20 years certain: We make monthly payouts for a guaranteed payout period of five, ten, 15, or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•	Plan C: Life annuity — installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•	Plan D: Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
•	Plan E: Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that the annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum.
•	RBA Payout Option: If you have a GWB for Life or SecureSource rider under your contract, you may elect the Withdrawal Benefit RBA payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Code. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using life expectancy tables published by IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    73

over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see “Optional Benefits”). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.
For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. These plans may include cash refund features providing a guarantee of receiving at least a return of the settlement amount (less any annuity payments made and premium tax paid) in the event of the annuitant’s death, and other liquidity features allowing access under certain circumstances to a surrender of the underlying value of remaining payouts. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features may either reduce the amount of future payouts you would otherwise receive or result in payouts ceasing.
Utilizing a liquidity feature to surrender the underlying value of remaining payouts may result in the assessment of a surrender charge (See “Charges — Surrender charge”) or a 10% IRS penalty tax. (See “Taxes”).
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•	in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or
•	over a period certain not longer than your life expectancy or over the life expectancy of you and your designated beneficiary.
Written instructions: You must give us written instructions for the annuity payouts at least 30 days before the settlement date. Contract values that you allocated to the regular fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time amounts are applied to a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike surrenders described below, the income taxation of annuity payouts is subject to exclusion ratios, (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)

74    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Surrenders: Generally, if you surrender all or part of your nonqualified annuity before your annuity payouts begin, including surrenders under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Application of surrender charges may alter the manner in which we tax report the surrender. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See “Benefits in Case of Death — If You Die Before the Settlement Date”).
Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain investment income of high-income individuals (as well as estates and trusts) is subject to a new 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may generally remain tax-deferred until surrendered or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•	because of your death or in the event of nonnatural ownership, the death of the annuitant;
•	because you become disabled (as defined in the Code);
•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	if it is allocable to an investment before Aug. 14, 1982; or
•	if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    75

investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for a full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance products, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after-tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Surrenders: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such surrender to be directly rolled over to another eligible retirement plan such as an IRA.

76    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Surrenders from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 70½. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules.
Withholding for IRAs, Simple IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
•	the payout is a RMD as defined under the Code;
•	the payout is made on account of an eligible hardship; or
•	the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•	because of your death;
•	because you become disabled (as defined in the Code);
•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
•	to pay certain medical or education expenses (IRAs only); or
•	if the distribution is made from an inherited IRA.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See “Benefits in Case of Death — If You Die Before the Settlement Date”).

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    77

Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new surrender charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Purchase payment credits: These are considered earnings and are taxed accordingly when surrendered or paid out.
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.
Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•	the reserve held in each subaccount for your contract; divided by
•	the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for

78    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

which we have voting rights in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•	laws or regulations change;
•	the existing funds become unavailable; or
•	in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
•	add new subaccounts;
•	combine any two or more subaccounts;
•	transfer assets to and from the subaccounts or the variable account; and
•	eliminate or close any subaccounts.
We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we will reallocate amounts remaining in the fund being eliminated or closed to a different subaccount. We will notify you in advance of any such reallocation. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
New contracts are not currently being offered.
•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
•	The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its financial advisors sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments to Selling Firms
•	We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 6.00% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.
•	We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    79

•	In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for financial advisors, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•	marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•	providing service to contract owners; and
•	funding other events sponsored by a selling firm that may encourage the selling firm’s financial advisors to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its financial advisors to favor the contracts.
Sources of Payments to Selling Firms
We pay the commissions and other compensation described above from our assets. Our assets may include:
•	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see “Expense Summary”);
•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The funds”);
•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and
•	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•	fees and expenses we collect from contract owners, including surrender charges; and
•	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
•	cause selling firms to encourage their financial advisors to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•	cause selling firms to grant us access to its financial advisors to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.
Payments to Financial Advisors
•	The selling firm pays its financial advisors. The selling firm decides the compensation and benefits it will pay its financial advisors.
•	To inform yourself of any potential conflicts of interest, ask your financial advisor before you buy how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if you buy the contract.
Service Providers
Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus. We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we

80    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

issue. The entities engaged by RiverSource Life may change over time. Entities that provided services to RiverSource Life in 2017 are listed in the table below.
Name of Service Provider	Services Provided	Address
Ameriprise Financial, Inc.	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA
Ameriprise India Private Limited	Administrative support related to new business and servicing of existing contracts and policies annual report filings	Plot No. 14, Sector 18 Udyog Vihar Gurugram, Haryana – 122 015 India
Sykes Enterprise Incorporated	Administrative support related to e new business and servicing of existing contracts and policies	10 th Floor, Glorietta BPO 1 Office Tower Makati City 1224 Metro Manila Philippines
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
Legal Proceedings
Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. RiverSource Life has cooperated and will continue to cooperate with the applicable regulators.
RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a have material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the forgoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.
Additional Information
Incorporation of Certain Documents by Reference
RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2017, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access these documents, see “SEC Filings” under “Investor Relations” on our website at www.ameriprise.com.
RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.
Available Information
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    81

maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. This prospectus, other information about the contract and other information incorporated by reference are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).
Indemnification
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors and officers or persons controlling RiverSource Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable.

82    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Appendix A: The Funds
Unless you have elected one of the optional living benefit riders, you may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the funds listed in the table below. From time to time, certain fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, changes may take some period of time to complete. As a result it is possible you may receive various forms, reports and confirmations that reflect a fund’s prior name.
Investing In	Investment Objective and Policies	Investment Adviser
AB VPS Dynamic Asset Allocation Portfolio (Class B)	Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AllianceBernstein L.P.
AB VPS Global Thematic Growth Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS Growth and Income Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS International Value Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS Large Cap Growth Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
ALPS | Alerian Energy Infrastructure Portfolio: Class III	The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index (the "Index").	ALPS Advisors, Inc.
American Century VP Mid Cap Value, Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
American Century VP Ultra®, Class II	Seeks capital growth.	American Century Investment Management, Inc.
American Century VP Value, Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
BlackRock Global Allocation V.I. Fund (Class III)	Seeks high total investment return.	BlackRock Advisors, LLC
ClearBridge Variable Small Cap Growth Portfolio - Class I	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC, adviser; ClearBridge Investments, LLC, sub-adviser. (Western Asset Management Company manages the Fund's cash and short-term investments.)
Columbia Variable Portfolio - Balanced Fund (Class 3)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Commodity Strategy Fund (Class 2)	Seeks to provide shareholders with total return.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., subadviser.
Columbia Variable Portfolio - Contrarian Core Fund (Class 2)	Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Disciplined Core Fund (Class 3)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Diversified Absolute Return Fund (Class 2)	Seeks to provide shareholders with absolute (positive) returns.	Columbia Management Investment Advisers, LLC

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    83

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Dividend Opportunity Fund (Class 3)	Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 2)	Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Fund (Class 3)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Global Bond Fund (Class 3)	Non-diversified fund that seeks to provide shareholders with high total return through income and growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Government Money Market Fund (Class 3)	Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - High Yield Bond Fund (Class 3)	Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Income Opportunities Fund (Class 3)	Seeks to provide shareholders with high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Intermediate Bond Fund (Class 3)	Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Growth Fund (Class 3)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Index Fund (Class 3)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2)	Seeks to provide shareholders with level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 2)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 3)	Seeks to provide shareholders with growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Overseas Core Fund (Class 3) (previously Columbia Variable Portfolio - Select International Equity Fund (Class 3))*	Seeks capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., subadviser.
(Effective on May 1, 2018, Threadneedle International Limited will no longer serve as the subadviser for the Fund.)

84    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 3)	Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC
Credit Suisse Trust - Commodity Return Strategy Portfolio	The portfolio is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return ("BCOM Index").	Credit Suisse Asset Management, LLC
CTIVP SM - AQR Managed Futures Strategy Fund (Class 2) (previously Variable Portfolio - AQR Managed Futures Strategy Fund (Class 2))*	Seeks positive absolute returns.	Columbia Management Investment Advisers, LLC, adviser; AQR Capital Management, LLC, subadviser.
CTIVP SM - BlackRock Global Inflation-Protected Securities Fund (Class 3) (previously Variable Portfolio - BlackRock Global Inflation-Protected Securities Fund (Class 3))*	Seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser.
CTIVP SM - Lazard International Equity Advantage Fund (Class 2) (previously Variable Portfolio - Lazard International Equity Advantage Fund (Class 2))*	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Lazard Asset Management LLC., subadviser.
CTIVP SM - Loomis Sayles Growth Fund (Class 1) (previously Variable Portfolio - Loomis Sayles Growth Fund (Class 1))*	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Loomis, Sayles & Company, L.P., subadviser.
CTIVP SM - MFS® Blended Research® Core Equity Fund (Class 3) (previously Variable Portfolio - MFS® Blended Research® Core Equity Fund (Class 3))*	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    85

Investing In	Investment Objective and Policies	Investment Adviser
CTIVP SM - Victory Sycamore Established Value Fund (Class 3) (previously Variable Portfolio - Victory Sycamore Established Value Fund (Class 3))*	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.
CTIVP SM - Wells Fargo Short Duration Government Fund (Class 2) (previously Variable Portfolio - Wells Fargo Short Duration Government Fund (Class 2))*	Seeks to provide shareholders with current income consistent with capital preservation.	Columbia Management Investment Advisers, LLC, adviser; Wells Capital Management Incorporated, subadviser.
Deutsche Alternative Asset Allocation VIP, Class B	Seeks capital appreciation.	Deutsche Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.
Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares	Seeks capital growth.	The Dreyfus Corporation, adviser; Newton Investment Management (North America) Limited, sub-adviser.
Eaton Vance VT Floating-Rate Income Fund - Initial Class	Seeks high level of current income.	Eaton Vance Management
Fidelity ® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either "growth" stocks or "value" stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either "growth" or "value" common stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Overseas Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks allocating investments across different countries and regions. Normally invests at least 80% of assets in non-U.S. securities.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Strategic Income Portfolio Service Class 2	Seeks a high level of current income and may also seek capital appreciation.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)) and other investment advisers serve as sub-advisers for the fund.
Franklin Global Real Estate VIP Fund - Class 2	Seeks high total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.	Franklin Templeton Institutional, LLC

86    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Goldman Sachs VIT U.S. Equity Insights Fund - Institutional Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Invesco V.I. American Franchise Fund, Series II Shares	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares	Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund, Series II Shares	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.
Invesco V.I. Diversified Dividend Fund, Series II Shares	Seeks to provide reasonable current income and long-term growth of income and capital.	Invesco Advisers, Inc.
Invesco V.I. Health Care Fund, Series II Shares (previously Invesco V.I. - Global Health Care Fund, Series II Shares)	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund, Series II Shares	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth Fund, Series II Shares	Seeks capital growth.	Invesco Advisers, Inc.
Ivy VIP Asset Strategy	Seeks to provide total return.	Ivy Investment Management Company
Janus Henderson Balanced Portfolio: Service Shares (previously Janus Aspen Series Balanced Portfolio: Services Shares)	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    87

Investing In	Investment Objective and Policies	Investment Adviser
Janus Henderson Flexible Bond Portfolio: Service Shares (previously Janus Aspen Series Flexible Bond Portfolio: Service Shares)	Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio: Service Shares (previously Janus Aspen Series Research Portfolio: Service Shares)	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management, LLC
MFS ® Massachusetts Investors Growth Stock Portfolio - Service Class	Seeks capital appreciation.	MFS ® Investment Management
MFS ® Utilities Series - Service Class	Seeks total return.	MFS ® Investment Management
Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares	Seeks to provide current income and capital appreciation.	Morgan Stanley Investment Management Inc., adviser; Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company, subadvisers.
Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.
Neuberger Berman AMT International Equity Portfolio (Class S)	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (previously Neuberger Berman AMT Socially Responsive Portfolio (Class S))*	Seeks to invest primarily in common stocks of mid- to large- capitalization companies that meet the Fund's quality oriented financial and ESG criteria.	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)	Seeks capital appreciation with an emphasis on absolute (i.e., positive) returns.	Neuberger Berman Investment Advisers LLC
Oppenheimer Global Fund/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Global Strategic Income Fund/VA, Service Shares	Seeks total return.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Main Street Fund®/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.

88    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
PIMCO VIT All Asset Portfolio, Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.	Pacific Investment Management Company LLC (PIMCO)
PIMCO VIT Total Return Portfolio, Advisor Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
Templeton Global Bond VIP Fund - Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.
VanEck VIP Global Gold Fund (Class S Shares)	Seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.	Van Eck Associates Corporation
Variable Portfolio - Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Risk Fund (Class 2) (previously Columbia Variable Portfolio - Managed Risk Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Risk U.S. Fund (Class 2) (previously Columbia Variable Portfolio - Managed Risk U.S. Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Conservative Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    89

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 4)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Partners Small Cap Value Fund (Class 3)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Denver Investment Advisors LLC, Jacobs Levy Equity Management, Inc., Nuveen Asset Management, LLC and Segall Bryant & Hamill, LLC, subadvisers.
(Effective on or about May 1, 2018, Denver Investments Advisors LLC will no longer serve as subadviser for this Fund.)
Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2) (previously Columbia Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

90    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - U.S. Flexible Growth Fund (Class 2) (previously Columbia Variable Portfolio - U.S. Flexible Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2) (previously Columbia Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Wanger International	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC
Wanger USA	Seeks long-term capital appreciation.	Columbia Wanger Asset Management, LLC
Wells Fargo VT International Equity Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Opportunity Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Small Cap Growth Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Western Asset Variable Global High Yield Bond Portfolio - Class II	Seeks to maximize total return.	Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisers.
*The Fund’s name change is effective on May 1, 2018.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    91

Appendix B: Example — Market Value Adjustment (MVA)
As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as “early surrenders.” The examples may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account, regular fixed account and the fees and charges that apply to your contract.
Assumptions:
•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and
•	we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and
•	after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.
Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.
Example 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA’s 3.0% rate is less than the 3.6% rate so the MVA will be negative.
Example 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA’s 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.
Sample MVA Calculations
The precise MVA formula we apply is as follows:
Early surrender amount	×	[	(1 + i	)	(n/12)	–1	]	=	MVA
1 + j + .001

Where i	=	rate earned in the GPA from which amounts are being transferred or surrendered.
j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
n	=	number of months remaining in the current Guarantee Period (rounded up to the next month).
Examples — MVA
Using assumptions similar to those we used in the examples above:
•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and
•	we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and
•	after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.
Example 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:
$1,000	×	[	(1.030)	(84/12)	–1	]	=	-$39.84
1 + .035 + .001
In this example, the MVA is a negative $39.84.
Example 2:     You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:
$1,000	×	[	(1.030)	(84/12)	–1	]	=	$27.61
1 + .025 + .001
In this example, the MVA is a positive $27.61

92    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct the surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.
The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    93

Appendix C: Example — Surrender Charges
The purpose of this appendix is to illustrate the various surrender charge calculations. The examples may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account, regular fixed account and the fees and charges that apply to your contract.
Full surrender charge calculation — ten-year surrender charge schedule:
This is an example of how we calculate the surrender charge for a full surrender on a RAVA 4 Advantage contract with a ten-year surrender charge schedule with the following history:
•	we receive a single $100,000 purchase payment; and
•	you surrender the contract for its total value during the fourth contract year. The surrender charge percentage is 7.0%; and
•	you have made no prior partial surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract Value at time of full surrender:	$120,000.00	$ 80,000.00
	Contract Value on prior anniversary:	115,000.00	85,000.00
Step 1.	We determine the Total Free Amount (TFA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:
	Earnings in the contract:	20,000.00	0.00
	10% of the prior anniversary’s contract value:	11,500.00	8,500.00
	Total Free Amount:	20,000.00	8,500.00
Step 2.	We determine the TFA that is from Purchase Payments:
	Total Free Amount:	20,000.00	8,500.00
	Earnings in the contract:	20,000.00	0.00
	Purchase Payments being Surrendered Free (PPF):	0.00	8,500.00
Step 3.	We calculate the Premium Ratio (PR):
	PR = [WD – TFA] / [CV – TFA]
	WD =	120,000.00	80,000.00	=	the amount of the surrender
	TFA =	20,000.00	8,500.00	=	the total free amount, step 1
	CV =	120,000.00	80,000.00	=	the contract value at the time of the surrender
	PR =	100%	100%	=	the premium ratio
Step 4.	We calculate Chargeable Purchase Payments being Surrendered (CPP):
	CPP = PR × (PP – PPF)
	PR =	100%	100%	=	premium ratio, step 3
	PP =	100,000.00	100,000.00	=	purchase payments not previously surrendered
	PPF =	0.00	8,500.00	=	purchase payments being surrendered free, step 2
	CPP =	100,000.00	91,500.00

94    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

		Contract with Gain	Contract with Loss
Step 5.	We calculate the Surrender Charges:
	Chargeable Purchase Payments:	100,000.00	91,500.00
	Surrender Charge Percentage:	7%	7%
	Surrender Charge:	7,000.00	6,405.00
Step 6.	We calculate the Net Surrender Value:	120,000.00	80,000.00
	Contract Value Surrendered:	(7,000.00)	(6,405.00)
	Contract Charge (assessed upon full surrender):	(30.00)	(30.00)
	Net Full Surrender Proceeds:	112,970.00	73,565.00
Partial surrender charge calculation — ten-year surrender charge schedule:
This is an example of how we calculate the surrender charge for a partial surrender on a RAVA 4 Advantage contract with a ten-year surrender charge schedule with the following history:
•	we receive a single $100,000 purchase payment; and
•	you request a gross partial surrender of $50,000 during the fourth contract year. The surrender charge percentage is 7.0%; and
•	you have made no prior partial surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract Value at time of partial surrender:	$120,000.00	$ 80,000.00
	Contract Value on prior anniversary:	115,000.00	85,000.00
Step 1.	We determine the Total Free Amount (TFA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:
	Earnings in the contract:	20,000.00	0.00
	10% of the prior anniversary’s contract value:	11,500.00	8,500.00
	Total Free Amount:	20,000.00	8,500.00
Step 2.	We determine the TFA that is from Purchase Payments:
	Total Free Amount:	20,000.00	8,500.00
	Earnings in the contract:	20,000.00	0.00
	Purchase Payments being Surrendered Free (PPF):	0.00	8,500.00
Step 3.	We calculate the Premium Ratio (PR):
	PR = [WD – TFA] / [CV – TFA]
	WD =	50,000.00	50,000.00	=	the amount of the surrender
	TFA =	20,000.00	8,500.00	=	the total free amount, step 1
	CV =	120,000.00	80,000.00	=	the contract value at the time of surrender
	PR =	30%	58%	=	the premium ratio

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    95

		Contract with Gain	Contract with Loss
Step 4.	We calculate the Chargeable Purchase Payments being Surrendered (CPP):
	CPP = PR × (PP – PPF)
	PR =	30%	58%	=	premium ratio, step 3
	PP =	100,000.00	100,000.00	=	purchase payments not previously surrendered
	PPF =	0.00	8,500.00	=	purchase payments being surrendered free, step 2
	CPP =	30,000.00	53,108.39	=	chargeable purchase payments being surrendered
Step 5.	We calculate the Surrender Charges:
	Chargeable Purchase Payments:	30,000.00	53,108.39
	Surrender Charge Percentage:	7%	7%
	Surrender Charge:	2,100	3,718
Step 6.	We calculate the Net Surrender Value:
	Contract Value Surrendered:	50,000.00	50,000.00
	Surrender Charge:	(2,100.00)	(3,717.59)
	Net Partial Surrender Proceeds:	47,900.00	46,282.41
Full surrender charge calculation — three-year surrender charge schedule:
This is an example of how we calculate the surrender charge for a full surrender on a RAVA 4 Select contract with a three-year surrender charge schedule with the following history:
•	we receive a single $100,000 purchase payment; and
•	you surrender the contract for its total value during the second contract year. The surrender charge percentage is 7.0%; and
•	you have made no prior partial surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract Value at time of full surrender:	$120,000.00	$ 80,000.00
	Contract Value on prior anniversary:	115,000.00	85,000.00
Step 1.	We determine the Total Free Amount (TFA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:
	Earnings in the Contract:	20,000.00	0.00
	10% of the prior anniversary’s contract value:	11,500.00	8,500.00
	Total Free Amount:	20,000.00	8,500.00
Step 2.	We determine the TFA and Amount Free that is from Purchase Payments:
	Total Free Amount:	20,000.00	8,500.00
	Earnings in the contract:	20,000.00	0.00
	Purchase Payments being Surrendered Free (PPF):	0.00	8,500.00

96    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

		Contract with Gain	Contract with Loss
Step 3.	We calculate the Premium Ratio (PR):
	PR = [WD – TFA] /[CV – TFA]
	WD =	120,000.00	80,000.00	=	the amount of the surrender
	TFA =	20,000.00	8,500.00	=	the total free amount, step 1
	CV =	120,000.00	80,000.00	=	the contract value at the time of the surrender
	PR =	100%	100%
Step 4.	We calculate Chargeable Purchase Payments being Surrendered (CPP):
	CPP = PR × (PP – PPF)
	PR =	100%	100%	=	premium ratio, step 3
	PP =	100,000.00	100,000.00	=	purchase payments not previously surrendered
	PPF =	0.00	8,500.00	=	purchase payments being surrendered free, step 2
	CPP =	100,000.00	91,500.00
Step 5.	We calculate the Surrender Charges:
	Chargeable Purchase Payments:	100,000.00	91,500.00
	Surrender Charge Percentage:	7%	7%
	Surrender Charge:	7,000.00	6,405.00
Step 6.	We calculate the Net Surrender Value:	120,000.00	80,000.00
	Contract Value Surrendered:	(7,000.00)	(6,405.00)
	Contract Charge (assessed upon full surrender):	(30.00)	(30.00)
	Net Full Surrender Proceeds:	112,970.00	73,565.00
Partial surrender charge calculation — three-year surrender charge schedule:
This is an example of how we calculate the surrender charge for a partial surrender on a RAVA 4 Select contract with a three-year surrender charge schedule with the following history:
•	we receive a single $100,000 purchase payment; and
•	you request a gross partial surrender of $50,000 during the second contract year. The surrender charge percentage is 7.0%; and
•	you have made no prior partial surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract Value at time of partial surrender:	$120,000.00	$ 80,000.00
	Contract Value on prior anniversary:	115,000.00	85,000.00
Step 1.	We determine the Total Free Amount (TFA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:
	Earnings in the contract:	20,000.00	0.00
	10% of the prior anniversary’s contract value:	11,500.00	8,500.00
	Total Free Amount:	20,000.00	8,500.00

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    97

		Contract with Gain	Contract with Loss
Step 2.	We determine the Amount Free that is from Purchase Payments:
	Total Free Amount:	20,000.00	8,500.00
	Earnings in the contract:	20,000.00	0.00
	Purchase Payments being Surrendered Free
	(PPF):	0.00	8,500.00
Step 3.	We calculate the Premium Ratio (PR):
	PR = [WD – TFA] / [CV – TFA]
	WD =	50,000.00	50,000.00	=	the amount of the surrender
	TFA =	20,000.00	8,500.00	=	the total free amount, step 1
	CV =	120,000.00	80,000.00	=	the contract value at the time of surrender
	PR =	30%	58%	=	the premium ratio
Step 4.	We calculate the Chargeable Purchase Payments being Surrendered (CPP):
	CPP = PR × (PP – PPF)
	PR =	30%	58%	=	premium ratio, step 3
	PP =	100,000.00	100,000.00	=	purchase payments not previously surrendered
	PPF =	0.00	8,500.00	=	purchase payments being surrendered free, step 2
	CPP =	30,000.00	53,108.39	=	chargeable purchase payments being surrendered
Step 5.	We calculate the Surrender Charges:
	Chargeable Purchase Payments:	30,000.00	53,108.39
	Surrender Charge Percentage:	7%	7%
	Surrender Charge:	2,100	3,718
Step 6.	We calculate the Net Surrender Value:
	Contract Value Surrendered:	50,000.00	50,000.00
	Surrender Charge:	(2,100.00)	(3,717.59)
	Net Partial Surrender Proceeds:	47,900.00	46,282.41

98    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Appendix D: Example — Optional Death Benefits
The purpose of this appendix is to illustrate the operation of various optional death benefit riders.
In order to demonstrate these contract riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account, regular fixed account and the fees and charges that apply to your contract.
The examples of the optional death benefits in appendix include partial surrenders to illustrate the effect of partial surrenders on the particular benefit. These examples are intended to show how the optional death benefits operate, and do not take into account whether a particular optional death benefit is part of a qualified annuity. Qualified annuities are subject to RMDs at certain ages (see “Taxes — Qualified Annuities — Required Minimum Distributions”) which may require you to take partial surrenders from the contract. If you are considering the addition of certain death benefits to a qualified annuity, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implication to you.
Example — ROPP Death Benefit
•	You purchase the contract (with the ROPP rider) with a payment of $20,000.
•	The contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

We calculate the death benefit as follows:
The total purchase payments minus adjustments for partial surrenders:
Total purchase payments minus adjusted partial surrenders, calculated as:	$20,000
$1,500 × $20,000 =	1,667
$18,000
a death benefit of:	$18,333
Example — MAV Death Benefit
•	You purchase the contract (with the MAV rider) with a payment of $20,000.
•	On the first contract anniversary the contract value grows to $24,000.
•	During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

We calculate the death benefit as follows:
The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:
Greatest of your contract anniversary contract values:	$24,000
plus purchase payments made since that anniversary:	+0
minus adjusted partial surrenders, calculated as:
$1,500 × $24,000 =	1,636
$22,000
for a death benefit of:	$22,364
Example — 5-Year MAV Death Benefit
•	You purchase the contract (with the 5-Year MAV rider) with a payment of $20,000.
•	On the fifth contract anniversary the contract value grows to $30,000.
•	During the sixth contract year the contract value falls to $25,000, at which point you take a $1,500 partial surrender, leaving a contract value of $23,500.

We calculate the death benefit as follows:
The maximum 5-year anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:
Greatest of your 5-year contract anniversary contract values:
plus purchase payments made since that anniversary:	+0
adjusted partial surrenders, calculated as:
$1,500 × $30,000 =	1,800
$25,000

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    99

for a death benefit of:	$28,200
Example — EEB Death Benefit
•	You purchase the contract with a payment of $100,000 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEB.
•	During the first contract year the contract value grows to $105,000. The death benefit equals the standard death benefit, which is the contract value less purchase payment credits reversed, or $104,000. You have not reached the first contract anniversary so the EEB does not provide any additional benefit at this time.
•	On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

MAV death benefit amount (contract value):	$110,000
plus the EEB which equals 40% of earnings at death (MAV death benefit amount minus payments not previously surrendered):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•	On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit amount (maximum anniversary value):	$110,000
plus the EEB (40% of earnings at death):	+4,000
0.40 × ($110,000 – $100,000) =
Total death benefit of:	$114,000
•	During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 — $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
$110,000 –	($50,000 x $110,000)	=	$57,619
	$105,000
plus the EEB (40% of earnings at death):
0.40 × ($57,619 – $55,000) =			+1,048
Total death benefit of:			$58,667
•	On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $58,667. The reduction in contract value has no effect.
•	On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit equals:

MAV death benefit amount (contract value):	$200,000
plus the EEB (40% of earnings at death) 0.40 × 2.50 × ($55,000) =	+55,000
Total death benefit of:	$255,000
•	During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit equals:

MAV death benefit amount (contract value less purchase payment credits reversed):	$250,000
plus the EEB (40% of earnings at death) 0.40 × 2.50 × ($55,000) =	+55,000
Total death benefit of:	$305,000
•	During the eleventh contract year the contract value remains $250,500 and the “new” purchase payment is now one year old. The value of the EEB changes. The death benefit equals:

MAV death benefit amount (contract value):	$250,500

100    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

plus the EEB which equals 40% of earnings at death (the standard death benefit amount minus payments not previously surrendered):
0.40 × ($250,500 – $105,000) =	+58,200
Total death benefit of:	$308,700
Example — EEP Death Benefit
•	You purchase the contract with an exchange purchase payment of $100,000 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEP.
•	During the first contract year the contract value grows to $105,000. The death benefit on equals the standard death benefit amount, which is the contract value less purchase payment credits reversed, or $104,000. You have not reached the first contract anniversary so neither the EEP Part I nor Part II provides any additional benefit at this time.
•	On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the EEP Part II does not provide any additional benefit at this time. The death benefit equals:

MAV death benefit amount (contract value):	$110,000
plus the EEP Part I which equals 40% of earnings at death (the MAV death benefit amount minus purchase payments not previously surrendered):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•	On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit amount (maximum anniversary value):	$110,000
plus the EEP Part I (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
plus the EEP Part II which in the third contract year equals 10% of exchange purchase payments identified at issue and not previously surrendered:
0.10 × $100,000 =	+10,000
Total death benefit of:	$124,000
•	During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value.
•	Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 — $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

	MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
$110,000 –	($50,000 × $110,000) =	$57,619
	$105,000
	plus the EEP Part I (40% of earnings at death):
	0.40 × ($57,619 – $55,000) =	+1,048
	plus the EEP Part II which in the third contract year equals 10% of exchange purchase payments identified at issue and not previously surrendered
	0.10 × $55,000 =	+5,500
	Total death benefit of:	$64,167
•	On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $64,167. The reduction in contract value has no effect.
•	On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the EEP also reaches its maximum of 20%. The death benefit equals:

MAV death benefit amount (contract value):	$200,000
plus the EEP Part I (40% of earnings at death)
.40 × (2.50 × $55,000) =	+55,000

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    101

plus the EEP Part II which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered:
0.20 × $55,000 =	+11,000
Total death benefit of:	$266,000
•	During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on either the EEP Part I or EEP Part II. The death benefit equals:

MAV death benefit amount (contract value less purchase payment credits reversed):	$250,000
plus the EEP Part I (40% of earnings at death)
.40 × (2.50 × $55,000) =	+55,000
plus the EEP Part II, which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered:
0.20 × $55,000 =	+11,000
Total death benefit of:	$316,000
•	During the eleventh contract year the contract value remains $250,500 and the “new” purchase payment is now one year old. The value of the EEP Part I changes but the value of the EEP Part II remains constant. The death benefit equals:

MAV death benefit amount (contract value):	$250,500
plus the EEP Part I which equals 40% of earnings at death (the MAV death benefit minus payments not previously surrendered):
0.40 × ($250,500 – $105,000) =	+58,200
plus the EEP Part II, which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered:
0.20 × $55,000 =	+11,000
Total death benefit of:	$319,700

102    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Appendix E: Example — Optional Living Benefits
The purpose of this appendix is to illustrate the operation of various optional living benefit riders.
In order to demonstrate these contract riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account, regular fixed account and the fees and charges that apply to your contract.
These examples are intended to show how the optional riders operate, and do not take into account whether a particular optional rider is part of a qualified annuity. Qualified annuities are subject to RMDs at certain ages (see “Taxes — Qualified Annuities — Required Minimum Distributions”) which may require you to take partial surrenders from the contract. If you are considering the addition of certain optional riders to a qualified annuity, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implication to you.
Example — Accumulation Benefit
The following example shows how the Accumulation Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.
The example assumes:
•	You purchase the contract (with the Accumulation Benefit rider) with a payment of $100,000. No purchase payment credit applies.
•	You make no additional purchase payments.
•	You do not exercise the elective step-up option

End of Contract Year	Partial Surrender (beginning of year)	MCAV Adjustment for Partial Surrender	MCAV	Accumulation Benefit Amount	Hypothetical Assumed Contract Value
1	0	0	100,000	0	112,000
2	0	0	102,400	0	128,000
3	0	0	108,000	0	135,000
4	0	0	108,000	0	125,000
5	0	0	108,000	0	110,000
6	2,000	1,964	106,036	0	122,000
7	0	0	112,000	0	140,000
8	0	0	112,000	0	121,000
9	5,000	4,628	107,372	0	98,000
10	0	0	107,372	22,372	85,000
Example — SecureSource Flex Riders
EXAMPLE #1: Lifetime benefit not established at the time the contract and rider are purchased.
Assumptions:
•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•	You are the sole owner. You are age 61. For the joint benefit, you and your spouse are age 63.
•	Annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP Percentage is greater than the ALP. Applied annual step-ups are indicated in bold.
•	You elect the Moderate PN program investment option at issue.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	WAB	BDP	Basic Benefit				Lifetime Benefit
						GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	NA	$100,000	$100,000	0.0%	$100,000	$100,000	$6,000	$ 0	NA	NA
1	0	0	98,000	100,000	2.0%	100,000	100,000	6,000	0	NA	NA
2	0	0	105,000	105,000	0.0%	105,000	105,000	6,300	0	NA	NA
3	0	0	125,000	125,000	0.0%	125,000	125,000	7,500	7,500	NA	NA
3.5	0	6,000	111,000	118,590	6.4%	125,000	119,000	7,500	1,500	NA	NA
4	0	0	104,000	118,590	12.3%	125,000	119,000	7,500	7,500	7,140 (1)	7,140 (1)
5	0	0	90,000	118,590	24.1%	125,000	119,000	6,250 (2)	6,250 (2)	5,950 (2)	5,950 (2)
6	0	0	95,000	118,590	19.9%	125,000	119,000	7,500	7,500	7,140	7,140

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    103

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	WAB	BDP	Basic Benefit				Lifetime Benefit
						GBA	RBA	GBP	RBP	ALP	RALP
6.5	0	7,500	87,500	87,500 (3)	0.0%	125,000	111,500	7,500	0	5,250 (3)	0
7	0	0	90,000	90,000	0.0%	125,000	111,500	7,500	7,500	5,400	5,400
7.5	0	10,000	70,000	70,000 (4)	0.0%	70,000 (4)	70,000 (4)	4,200 (4)	0	4,200 (4)	0
8	0	0	75,000	75,000	0.0%	75,000	75,000	4,500	4,500	4,500	4,500
(1)	The ALP and RALP are established on the contract anniversary following the date the covered person (younger covered spouse for Joint) reaches age 67 as the RBA times the ALP percentage.
(2)	The ALP percentage and GBP Percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.
(3)	The $7,500 withdrawal is greater than the $7,140 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.
(4)	The $10,000 withdrawal is greater than both the $7,500 RBP allowed under the basic benefit and the $5,400 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.
EXAMPLE #2: Lifetime benefit established at the time the contract and rider are purchased.
Assumptions:
•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•	You are the sole owner. You (and your spouse for the joint benefit) are age 67.
•	Annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP percentage is greater than the ALP. Applied annual step-ups are indicated in bold.
•	You elect the Moderate PN program investment option at issue. On the 7th contract anniversary, you elect to change to the Moderately Aggressive PN program investment option. The target PN program investment option under the contract is the Moderate PN program investment option.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	WAB	BDP	Basic Benefit				Lifetime Benefit
						GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	NA	$100,000	$100,000	0.0%	$100,000	$100,000	$6,000	$ 0	$6,000	$ 0
1	0	0	105,000	105,000	0.0%	105,000	105,000	6,300	0	6,300	0
2	0	0	110,000	110,000	0.0%	110,000	110,000	6,600	0	6,600	0
3	0	0	105,000	110,000	4.5%	110,000	110,000	6,600	6,600 (1)	6,600	6,600 (1)
3.5	0	6,000	99,000	103,714	4.5%	110,000	104,000	6,600	600	6,600	600
4	0	0	95,000	103,714	8.4%	110,000	104,000	6,600	6,600	6,600	6,600
5	0	0	75,000	103,714	27.7%	90,000	104,000	5,500 (2)	5,500 (2)	5,500 (2)	5,500 (2)
5.5	0	10,000	70,000	70,000 (3)	0.0%	70,000	70,000	3,500 (3)	3,500 (3)	3,500 (3)	3,500 (3)
6	0	0	75,000	75,000	0.0%	75,000	75,000	4,500	4,500	4,500	4,500
7	0	0	70,000	70,000 (4)	0.0%	70,000 (4)	70,000 (4)	4,200 (4)	4,200 (4)	4,200 (4)	4,200 (4)
(1)	At the end of the 3-Year waiting period, the RBP and RALP are set equal to the GBP and ALP, respectively.
(2)	The ALP percentage and GBP percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.
(3)	The $10,000 withdrawal is greater than both the $5,500 RBP and RALP allowed under the basic benefit and lifetime benefit, therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP Percentage. The BDP at the time of withdrawal is greater than or equal to 20%, so the ALP percentage and GBP percentage are set at 5% for the remainder of the contract year.
(4)	Allocation to the Moderately Aggressive PN program investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or the ALP Percentage times the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program investment option if you are invested more aggressively than the Moderate PN program investment option. The WAB is reset to the ALP after the reset divided by the current ALP percentage.

104    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Example — SecureSource Riders
EXAMPLE #1: Single Life Benefit: Covered Person has not reached age 65 at the time the contract and rider are purchased.
Assumptions:
•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•	You are the sole owner and also the annuitant. You are age 60.
•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.
•	You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive investment option. The target PN program investment option under the contract is the Moderate investment option.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$ N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$ N/A	$ N/A
0.5	0	5,000	92,000	100,000	95,000	7,000	2,000	N/A	N/A
1	0	0	90,000	90,000 (1)	90,000 (1)	6,300	6,300	N/A	N/A
2	0	0	81,000	90,000	90,000	6,300	6,300	N/A	N/A
5	0	0	75,000	90,000	90,000	6,300	6,300	5,400 (2)	5,400 (2)
5.5	0	5,400	70,000	90,000	84,600	6,300	900	5,400	0
6	0	0	69,000	90,000	84,600	6,300	6,300	5,400	5,400
6.5	0	6,300	62,000	90,000	78,300	6,300	0	3,720 (3)	0
7	0	0	64,000	90,000	78,300	6,300	6,300	3,840	3,840
7.5	0	10,000	51,000	51,000 (4)	51,000 (4)	3,570	0	3,060 (4)	0
8	0	0	55,000	55,000	55,000	3,850	3,850	3,300	3,300
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or PN program investment option changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.
(1)	Allocation to the Moderately Aggressive investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate investment option if you are invested more aggressively than the Moderate investment option.
(2)	The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65 as 6% of the RBA.
(3)	The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
EXAMPLE #2: Single Life Benefit: Covered Person has reached 65 at the time the contract and rider are purchased.
Assumptions:
•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•	You are the sole owner and also the annuitant. You are age 65.
•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.
•	Your death occurs after 6½ contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new covered person.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$ N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$6,000	$6,000
1	0	0	105,000	105,000	105,000	7,350	7,000 (1)	6,300	6,000 (1)
2	0	0	110,000	110,000	110,000	7,700	7,000 (1)	6,600	6,000 (1)
3	0	0	110,000	110,000	110,000	7,700	7,700 (2)	6,600	6,600 (2)

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    105

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
3.5	0	6,600	110,000	110,000	103,400	7,700	1,100	6,600	0
4	0	0	115,000	115,000	115,000	8,050	8,050	6,900	6,900
4.5	0	8,050	116,000	115,000	106,950	8,050	0	6,900 (3)	0
5	0	0	120,000	120,000	120,000	8,400	8,400	7,200	7,200
5.5	0	10,000	122,000	120,000 (4)	110,000 (4)	8,400	0	7,200 (4)	0
6	0	0	125,000	125,000	125,000	8,750	8,750	7,500	7,500
6.5	0	0	110,000	125,000	125,000	8,750	8,750	6,600 (5)	6,600 (5)
7	0	0	105,000	125,000	125,000	8,750	8,750	6,600	6,600
At this point, assuming no additional activity (step-ups, excess withdrawals, purchase payments, contract ownership change, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse’s death or the RBA is reduced to zero.
(1)	The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step- ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)	On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)	The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5)	At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.
EXAMPLE #3: Joint Life Benefit: Younger Covered Spouse has not reached 65 at the time the contract and rider are purchased.
Assumptions:
•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•	You are age 59 and your spouse is age 60.
•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.
•	You elect the Moderate PN program investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive investment option. The target investment option under the contract is the Moderate investment option.
•	Your death occurs after 9½ contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$ N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$ N/A	$ N/A
0.5	0	5,000	92,000	100,000	95,000	7,000	2,000	N/A	N/A
1	0	0	90,000	90,000 (1)	90,000 (1)	6,300	6,300	N/A	N/A
2	0	0	81,000	90,000	90,000	6,300	6,300	N/A	N/A
6	0	0	75,000	90,000	90,000	6,300	6,300	5,400 (2)	5,400 (2)
6.5	0	5,400	70,000	90,000	84,600	6,300	900	5,400	0
7	0	0	69,000	90,000	84,600	6,300	6,300	5,400	5,400
7.5	0	6,300	62,000	90,000	78,300	6,300	0	3,720 (3)	0
8	0	0	64,000	90,000	78,300	6,300	6,300	3,840	3,840
8.5	0	10,000	51,000	51,000 (4)	51,000 (4)	3,570	0	3,060 (4)	0
9	0	0	55,000	55,000	55,000	3,850	3,850	3,300	3,300
9.5	0	0	54,000	55,000	55,000	3,850	3,850	3,300	3,300
10	0	0	52,000	55,000	55,000	3,850	3,850	3,300	3,300

106    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse’s death or the RBA is reduced to zero.
(1)	The ALP and RALP are established on the contract anniversary date following the date the younger covered spouse reaches age 65 as 6% of the RBA.
(2)	Allocation to the Moderately Aggressive investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate investment option if you are invested more aggressively than the Moderate investment option.
(3)	The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
EXAMPLE #4: Joint Life Benefit: Younger Covered Spouse has reached 65 at the time the contract and rider are purchased.
Assumptions:
•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•	You are age 71 and your spouse is age 70.
•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.
•	Your death occurs after 6½ contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$ N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$6,000	$6,000
1	0	0	105,000	105,000	105,000	7,350	7,000 (1)	6,300	6,000 (1)
2	0	0	110,000	110,000	110,000	7,700	7,000 (1)	6,600	6,000 (1)
3	0	0	110,000	110,000	110,000	7,700	7,700 (2)	6,600	6,600 (2)
3.5	0	6,600	110,000	110,000	103,400	7,700	1,100	6,600	0
4	0	0	115,000	115,000	115,000	8,050	8,050	6,900	6,900
4.5	0	8,050	116,000	115,000	106,950	8,050	0	6,900 (3)	0
5	0	0	120,000	120,000	120,000	8,400	8,400	7,200	7,200
5.5	0	10,000	122,000	120,000 (4)	110,000 (4)	8,400	0	7,200 (4)	0
6	0	0	125,000	125,000	125,000	8,750	8,750	7,500	7,500
6.5	0	0	110,000	125,000	125,000	8,750	8,750	7,500	7,500
7	0	0	105,000	125,000	125,000	8,750	8,750	7,500	7,500
At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse’s death or the RBA is reduced to zero
(1)	The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)	On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)	The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4)	The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    107

Appendix F: Additional Required Minimum Distribution (RMD) Disclosure
This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource rider or GWB for Life rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days’ written notice to you.
For SecureSource Flex riders, owners subject to annual RMD rules under the Section 401(a)(9) of the Code, withdrawing from this contract during the waiting period to satisfy these rules will set your benefits to zero. Amounts you withdraw from this contract (for SecureSource Flex riders, amounts you withdraw from this contract after the waiting period) to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider, subject to the following rules and our current administrative practice:
(1)	If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year (1)
•	Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the value of the RBP from the beginning of the current contract year. (1)
•	Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year. These withdrawals will not be considered excess withdrawals as long as they do not exceed combined RBP and BABA values.
•	Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.
•	Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described by the SecureSource rider or GWB for Life rider.
(2)	If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current contract year(1),
•	A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the value of RALP from the beginning of the current contract year(1).
•	Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year. These withdrawals will not be considered excess withdrawals as long as they do not exceed combined RALP and LABA values.
•	Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.
•	Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource or GWB for Life rider.
(3)	If the ALP is established on a contract anniversary where your current ALERMDA is greater than the new RALP,
•	An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
•	This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.
(1)	For SecureSource Flex riders, adjusted for any subsequent changes between 5% and 6% as described under “GBP Percentage and ALP Percentage.”
The ALERMDA is:
(1)	determined by us each calendar year (for SecureSource Flex riders, starting with the one in which the waiting period ends);
(2)	based on your initial purchase payment and not the entire interest value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;
(3)	based solely on the value of the contract to which the SecureSource rider is attached as of the date we make the determination;
(4)	based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code (applicable only to SecureSource riders); and

108    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

(5)	based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder as applicable on the effective date of this prospectus, to:
1.	IRAs under Section 408(b) of the Code;
2.	Roth IRAs under Section 408A of the Code;
3.	SIMPLE IRAs under Section 408(p) of the Code;
4.	Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code;
5.	Custodial and investment only plans under Section 401(a) of the Code;
6.	TSAs under Section 403(b) of the Code.
In the future, the requirements under tax law for such distributions may change and the life expectancy amount calculation provided under your SecureSource rider or GWB for Life rider may not be sufficient to satisfy the requirements under the tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.
In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., some ownerships by trusts and charities), we will calculate the life expectancy RMD amount as zero in all years.
Please consult your tax advisor about the impact of these rules prior to purchasing the SecureSource rider.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    109

Appendix G: Guarantor Withdrawal Benefit for Life Rider Disclosure
Guarantor Withdrawal Benefit For Life (GWB For Life) Rider
The GWB for Life rider is no longer available for sale.
The GWB for Life rider is an optional benefit that you may select for an additional annual charge if:
•	the rider is available in your state; and
•	you are age 80 or younger on the contract issue date; or, if an owner is a nonnatural person, then the annuitant is age 80 or younger on the contract issue date.
The GWB for Life rider is not available under an inherited qualified annuity.
You must have elected the GWB for Life rider when you purchased your contract. The rider effective date will be the contract issue date. It is available for nonqualified annuities and qualified annuities except under 401(a) plans.
The GWB for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments plus any purchase payment credits. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see “At Death” heading below) — even if the contract value is zero.
Your contract provides for annuity payouts to begin on the settlement date (see “Buying Your Contract — Settlement Date”). Before the settlement date, you have the right to surrender some or all of your contract value, less applicable administrative, surrender and rider charges imposed under the contract at the time of the surrender (see “Surrenders”). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain surrender amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such surrenders can be made before the annuity payouts begin.
The GWB for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.
Under the terms of the GWB for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:
(1)	The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments plus any purchase payment credits. Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP),” “Remaining Benefit Payment (RBP),” “Guaranteed Benefit Amount (GBA),” and “Remaining Benefit Amount (RBA).” See these headings below for more information.
(2)	The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit)is reduced to zero. Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP),” “Remaining Annual Lifetime Payment (RALP),” “Covered Person,” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.
Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65 or the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below).
Provided the annuity payouts have not begun, the GWB for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:
•	After the waiting period and before the establishment of the ALP, the rider guarantees that each contract year you can cumulatively withdraw an amount equal to the GBP;
•	During the waiting period and before the establishment of the ALP, the rider guarantees that each contract year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;
•	After the waiting period and after the establishment of the ALP, the rider guarantees that each contract year you have the option to cumulatively withdraw an amount equal to the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

110    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

•	During the waiting period and after the establishment of the ALP, the rider guarantees that each contract year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.
If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).
If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing”, “RBA Excess Withdrawal Processing”, and “ALP Excess Withdrawal Processing” headings below).
Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore, a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, basic benefit only, or both.
If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see “Charges — Surrender Charges”). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see “Guarantee Period Accounts (GPAs) — Market Value Adjustment”). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits. (see “Benefits in Case of Death” and “Optional Benefits”). Upon full surrender of the contract, you will receive the remaining contract value less any applicable charges (see “Surrenders”).
The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step-up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step-up (see “Annual Step-up” heading below). If you exercise the annual step-up election, the spousal continuation step-up election (see “Spousal Continuation Step-up” heading below) or change your PN program investment option, the rider charge may increase (see “Charges”).
If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step-ups will not be available until the end of waiting period. You may take withdrawals after the waiting period without reversal of prior step-ups.
You should consider whether the GWB for Life rider is appropriate for you because:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•	Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:
(a)	Once the contract value is less than $600*, payments are made for as long as the oldest owner or, if an owner is a nonnatural person, the oldest annuitant, is living (see “If Contract Value Reduces to less than $600” heading below). However, if the contract value is $600 or greater, the lifetime withdrawal benefit terminates when a death benefit becomes payable (see “At Death” heading below). Therefore, if there are multiple contract owners, the rider may terminate or the lifetime benefit may be reduced. When one of the contract owners dies the benefit terminates even though other contract owners are still living (except, if the contract is continued under the spousal continuation provision of the contract).
*	Under our current administrative practice, we allow the minimum contract value to be $0. Therefore, these limitations will only apply when the contract value is reduced to zero.
(b)	Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.
(c)	When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.
(d)	Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the GWB for Life rider will terminate.
•	Investment Allocation Restrictions: You must be invested in one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    111

investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. (See “The Variable Account and the Funds: Volatility and Volatility Management Risk with the Portfolio Stabilizer funds” section.) We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. This requirement limits your choice of investments. You may allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA fixed account, when available (see “The Special DCA Fixed Account”), and we will make monthly transfers into the investment option you have chosen. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect this rider. (See “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds.”) Subject to state restrictions, we Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make.
•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments (subject to state restrictions), which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current limitations, see “Buying Your Contract — Purchase Payments".
•	Limitations on Purchase of Other Riders under this Contract: If you select the GWB for Life rider, you may not elect the Accumulation Benefit rider.
•	Non-Cancelable: Once elected, the GWB for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.
•	Interaction with Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges — Surrender Charge”). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract’s TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:
•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract. (See “Taxes — Nonqualified Annuities”.) Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.
•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions.”) If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.
•	See Appendix F for additional information.
•	Tax Considerations for Tax-Sheltered Annuities (TSAs): If your contract is a TSA, your right to take a surrender is restricted (see “TSA — Special Provisions”).
•	Treatment of Non-Spousal Distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.
Key terms and provisions of the GWB for Life rider are described below:
Withdrawal: For the purposes of this rider, the term “withdrawal” is equal to the term “surrender” in the contract or any other riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.
Partial Withdrawals: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any surrender charge and any market value adjustment.
Waiting Period: The period of time starting on the rider effective date during which the annual step-up is not available if you take withdrawals. The current waiting period is three years.

112    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Guaranteed Benefit Amount (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.
The GBA is determined at the following times, calculated as described:
•	At contract issue — the GBA is equal to the initial purchase payment, plus any purchase payment credit;
•	When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment plus any purchase payment credit.
•	At step-up — (see “Annual Step-up,” and “Spousal Continuation Step-up” headings below).
•	When an individual RBA is reduced to zero — the GBA that is associated with that RBA will also be set to zero.
•	When you make a partial withdrawal during the waiting period and after a step-up — Any prior annual step-ups will be reversed. Step-up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. The step-up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•	When you make a partial withdrawal at any time and the amount withdrawn is:
(a)	less than or equal to the total RBP — the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.
(b)	is greater than the total RBP — GBA excess withdrawal processing will be applied to the GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step-ups have been reversed.
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the excess withdrawal; or (b) the contract value immediately following the withdrawal.
If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount of GBA that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.
The RBA is determined at the following times, calculated as described:
•	At contract issue — the RBA is equal to the initial purchase payment plus any purchase payment credit.
•	When you make additional purchase payments — each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment plus any purchase payment credit).
•	At step-up — (see “Annual Step-up,” and “Spousal Continuation Step-up” headings below).
•	When you make a partial withdrawal during the waiting period and after a step-up — Any prior annual step-ups will be reversed. Step-up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. The step-up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•	When you make a partial withdrawal at any time and the amount withdrawn is:
(a)	less than or equal to the total RBP — the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.
(b)	is greater than the total RBP — RBA excess withdrawal processing will be applied to the RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step-ups have been reversed.
RBA Excess Withdrawal Processing
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    113

If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:
1.	The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and
2.	The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
Guaranteed Benefit Payment (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.
During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.
The GBP is determined at the following times, calculated as described:
•	At contract issue — the GBP is established as 7% of the GBA value.
•	At each contract anniversary — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.
•	When you make additional purchase payments — each additional purchase payment has its own GBP equal to that purchase payment amount plus any purchase payment credit, multiplied by 7%.
•	At step-up — (see “Annual Step-up,” and “Spousal Continuation Step-up” headings below).
•	When an individual RBA is reduced to zero — the GBP associated with that RBA will also be reset to zero.
•	When you make a partial withdrawal during the waiting period and after a step-up — Any prior annual step-ups will be reversed. Step-up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment’s GBP will be reset to the sum of that purchase payment and any purchase payment credit, multiplied by 7%. The step-up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•	When you make a partial withdrawal at any time and the amount withdrawn is:
(a)	less than or equal to the total RBP — the GBP remains unchanged.
(b)	is greater than the total RBP — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, these calculations are done AFTER any previously applied annual step-ups have been reversed.
Remaining Benefit Payment (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.
The RBP is determined at the following times, calculated as described:
•	At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%.
•	At the beginning of any other contract year — the RBP for each purchase payment is set equal to that purchase payment’s GBP.
•	When you make additional purchase payments — each additional purchase payment has its own RBP equal to that payment’s GBP.
•	At step-up — (see “Annual Step-up” and “Spousal Continuation Step-up” headings below).
•	At spousal continuation — See “Spousal Option to Continue the Contract” heading below.
•	When an individual RBA is reduced to zero — the RBP associated with that RBA will also be reset to zero.
•	When you make any partial withdrawal — the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess withdrawal processing and RBA excess withdrawal processing are applied and the amount available for the

114    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.
Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner unless otherwise specified on your contract data page. If an owner is a nonnatural person (i.e. trust or corporation), the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.
Annual Lifetime Payment Attained Age (ALPAA): The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.
Annual Lifetime Payment (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see “At Death” heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.
During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.
The ALP is determined at the following times:
•	The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 — the ALP is established as 6% of the total RBA.
•	When you make additional purchase payments — each additional purchase payment increases the ALP by the amount of the purchase payment plus any purchase payment credit, multiplied by 6%.
•	At step-ups — (see “Annual Step-up” and “Spousal Continuation Step-up” headings below).
•	At contract ownership change — (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).
•	When you make a partial withdrawal during the waiting period and after a step-up — Any prior annual step-ups will be reversed. Step-up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credits, multiplied by 6%. The step-up reversal will only happen once during the waiting period, when the first partial withdrawal is made.
•	When you make a partial withdrawal at any time and the amount withdrawn is:
(a)	less than or equal to the RALP — the ALP remains unchanged.
(b)	is greater than the RALP — ALP excess withdrawal processing will be applied to the ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step-ups have been reversed.
ALP Excess Withdrawal Processing
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.
Remaining Annual Lifetime Payment (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.
The RALP is determined at the following times:
•	The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:
(a)	During the waiting period and Prior to any withdrawals — the RALP is established equal to the sum of purchase payments and purchase payment credits, multiplied by 6%.
(b)	At any other time — the RALP is established equal to the ALP.
•	At the beginning of each contract year during the waiting period and prior to any withdrawals — the RALP is set equal to the total purchase payments plus any purchase payment credits, multiplied by 6%.
•	At the beginning of any other contract year — the RALP is set equal to ALP.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    115

•	At step-ups — (see “Annual Step-up” and “Spousal Continuation Step-up” headings below).
•	When you make additional purchase payments — each additional purchase payment increases the RALP by the sum of the purchase payment and any purchase payment credit, multiplied by 6%.
•	When you make any partial withdrawal — the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and the amount available for future partial withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.
Required Minimum Distributions (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:
•	The RMD is the life expectancy RMD for this contract alone; and
•	The RMD amount is based on the requirements of the Code section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.
RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.
Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.
See Appendix F for additional information.
Step-up Date: The date any step-up becomes effective, and depends on the type of step-up being applied (see “Annual Step-up” and “Spousal Continuation Step-up” headings below).
Annual Step-up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step-up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step-up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.
The annual step-up is subject to the following rules:
•	The annual step-up is available when the RBA, or if established, the ALP, would increase on the step-up date.
•	Only one step-up is allowed each contract year.
•	If you take any withdrawals during the waiting period, any previously applied step-ups will be reversed and the annual step-up will not be available until the end of the waiting period.
•	If the application of the step-up does not increase the rider charge, the annual step-up will be automatically applied to your contract, and the step-up date is the contract anniversary date.
•	If the application of the step-up would increase the rider charge, the annual step-up is not automatically applied. Instead, you have the option to step-up for 30 days after the contract anniversary. If you exercise the elective annual step-up option, you will pay the rider charge in effect on the step-up date. If you wish to exercise the elective annual step-up option, we must receive a request from you or your financial advisor. The step-up date is the date we receive your request to step-up. If your request is received after the close of business, the step-up date will be the next valuation day.
•	The ALP and RALP are not eligible for step-ups until they are established. Prior to being established, the ALP and RALP values are both zero.
•	Please note it is possible for the ALP to step-up even if the RBA or GBA do not step-up and it is also possible for the RBA and GBA to step-up even if the ALP does not step-up.
The annual step-up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:
•	The total RBA will be reset to the greater of the total RBA immediately prior to the step-up date or the contract value on the step-up date.
•	The total GBA will be reset to the greater of the total GBA immediately prior to the step-up date or the contract value on the step-up date.
•	The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.
•	The total RBP will be reset as follows:
(a)	During the waiting period and prior to any withdrawals, the RBP will not be affected by the step-up.
(b)	At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

116    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

•	The ALP will be reset to the greater of the ALP immediately prior to the step-up date or 6% of the contract value on the step-up date.
•	The RALP will be reset as follows:
(a)	During the waiting period and prior to any withdrawals, the RALP will not be affected by the step-up.
(b)	At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.
Spousal Option to Continue the Contract: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the GWB for Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:
•	The GBA, RBA, and GBP values remain unchanged.
•	The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
•	If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation — the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the anniversary contract value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.
•	If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation — the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.
•	If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation — the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.
•	If the ALP has been established and the new covered person is age 65 or older as of the date of continuation — the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.
Spousal Continuation Step-up: If a surviving spouse elects to continue the contract, another elective step-up option becomes available. To exercise the step-up, the spouse or the spouse’s financial advisor must submit a request within 30 days of the date of continuation. The step-up date is the date we receive the spouse’s request to step-up. If the request is received after the close of business, the step-up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step-up.
If the spousal continuation step-up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step-up date.
It is our current administrative practice to process the spousal continuation step-up as described in the next paragraph; however, we reserve the right to discontinue the administrative practice and will give you 30 days’ written notice of any such change.
At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date the spousal continuation is effective. If not, the spouse must elect the step-up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step-up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.
If Contract Value Reduces to Less than $600*: If the contract value reduces to less than $600 and the total RBA remains greater than zero, you will be paid in the following scenarios:
1)	The ALP has not yet been established and the contract value is reduced to less than $600 for any reason other than full or partial surrender of more than the RBP. In this scenario, you can choose to:
(a)	receive the remaining schedule of GBPs until the RBA equals zero; or

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    117

(b)	wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
2)	The ALP has been established and the contract value reduces to less than $600 as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:
(a)	the remaining schedule of GBPs until the RBA equals zero; or
(b)	the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
3)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.
4)	The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the Covered Person.
Under any of these scenarios:
•	The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually.
•	We will no longer accept additional purchase payments;
•	You will no longer be charged for the rider;
•	Any attached death benefit riders will terminate; and
•	The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.
The GWB for Life rider and the contract will terminate under either of the following two scenarios:
•	If the contract value falls to zero as a result of a withdrawal that is greater than the RBP and RALP. This is full surrender of the contract.
•	If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.
*  Under the current administrative practice, we allow the minimum contract value to be $0. Therefore, these scenarios will only apply when the contract value is reduced to zero.
At Death: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see “Benefits in Case of Death”) or the annuity payout option (see “Remaining Benefit Amount Payout Option” heading below).
If the contract value equals zero and the death benefit becomes payable, the following will occur:
•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•	If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•	If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.
•	If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.
•	If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.
Contract Ownership Change: If the contract changes ownership (see “Changing Ownership”), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.
•	If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus purchase payment credits, multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

118    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

•	If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments plus purchase payment credits, multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.
•	If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits, multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.
•	If the ALP has been established and the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments plus purchase payment credits, multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.
Remaining Benefit Amount Payout Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the GWB for Life rider.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This option may not be available if the contract is issued to qualify under Section 403 or 408 of the Code. For such contracts, this option will be available only if the number of years it will take to deplete the RBA by paying the GBP each year is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.
Rider Termination
The GWB for Life rider cannot be terminated either by you or us except as follows:
1.	Annuity payouts under an annuity payout plan will terminate the rider.
2.	Termination of the contract for any reason will terminate the rider.
Example — GWB For Life Rider
Example #1: Covered person has not reached age 65 at the time the contract and rider are purchased.
Assumptions:
•	You purchase the RAVA 4 Select contract with a payment of $100,000.
•	You are the sole owner and also the annuitant. You are age 60.
•	You make no additional payments to the contract.
•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$ N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$ N/A	$ N/A

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    119

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
0.5	0	7,000	92,000	100,000	93,000	7,000	0	N/A	N/A
1	0	0	91,000	100,000	93,000	7,000	7,000	N/A	N/A
1.5	0	7,000	83,000	100,000	86,000	7,000	0	N/A	N/A
2	0	0	81,000	100,000	86,000	7,000	7,000	N/A	N/A
5	0	0	75,000	100,000	86,000	7,000	7,000	5,160 (1)	5,160 (1)
5.5	0	5,160	70,000	100,000	80,840	7,000	1,840	5,160	0
6	0	0	69,000	100,000	80,840	7,000	7,000	5,160	5,160
6.5	0	7,000	62,000	100,000	73,840	7,000	0	3,720 (2)	0
7	0	0	70,000	100,000	73,840	7,000	7,000	4,200	4,200
7.5	0	10,000	51,000	51,000 (3)	51,000 (3)	3,570	0	3,060 (3)	0
8	0	0	55,000	55,000	55,000	3,850	3,850	3,300	3,300
At this point, assuming no additional activity (step-ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.
(1)	The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2)	The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3)	The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
Example #2: Covered person has reached 65 at the time the contract and rider are purchased.
Assumptions:
•	You purchase the RAVA 4 Select contract with a payment of $100,000.
•	You are the sole owner and also the annuitant. You are age 65.
•	You make no additional payments to the contract.
•	Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in bold.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	Basic Withdrawal Benefit				Lifetime Withdrawal Benefit
				GBA	RBA	GBP	RBP	ALP	RALP
At Issue	$100,000	$ N/A	$100,000	$100,000	$100,000	$7,000	$7,000	$6,000	$6,000
1	0	0	105,000	105,000	105,000	7,350	7,000 (1)	6,300	6,000 (1)
2	0	0	110,000	110,000	110,000	7,700	7,000 (1)	6,600	6,000 (1)
3	0	0	110,000	110,000	110,000	7,700	7,700 (2)	6,600	6,600 (2)
3.5	0	6,600	110,000	110,000	103,400	7,700	1,100	6,600	0
4	0	0	115,000	115,000	115,000	8,050	8,050	6,900	6,900
4.5	0	8,050	116,000	115,000	106,950	8,050	0	6,900 (3)	0
5	0	0	120,000	120,000	120,000	8,400	8,400	7,200	7,200
5.5	0	10,000	122,000	120,000 (4)	110,000 (4)	8,400	0	7,200 (4)	0
6	0	0	125,000	125,000	125,000	8,750	8,750	7,500	7,500
At this point, assuming no additional activity (step-ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.
(1)	The annual step-up has not been applied to the RBP or RALP because any withdrawal after step-up during the waiting period would reverse any prior step-ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2)	On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3)	The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

120    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

(4)	The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    121

Appendix H: SecureSource Rider Disclosure
SecureSource Rider
The SecureSource rider is not available for RAVA4 Access.
There are two optional SecureSource riders available under your contract:
•	SecureSource – Single Life; or
•	SecureSource – Joint Life.
The information in this section applies to both SecureSource riders, unless otherwise noted.
The SecureSource – Single Life rider covers one person. The SecureSource – Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource – Single Life rider or the SecureSource – Joint Life rider, not both, and you may not switch riders later.
The SecureSource rider is an optional benefit that you may select for an additional annual charge if:
•	Single Life: you are 80 or younger on the contract issue date, or , if an owner is a nonnatural person, then the annuitant is age 80 or younger on the contract issue date; or
•	Joint Life: you and your spouse are 80 or younger on the contract issue date.
The SecureSource rider is not available under an inherited qualified annuity.
You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.
The SecureSource rider guarantees (unless the rider is terminated. See “Rider Termination” heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:
•	Single Life: you have recovered at minimum all of your purchase payments plus any purchase payment credit or, if later, until death (see “At Death” heading below) — even if the contract value is zero.
•	Joint Life: you have recovered at minimum all of your purchase payments plus any purchase payment credit or, if later, until the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below) — even if the contract value is zero.
Your contract provides for annuity payouts to begin on the settlement date (see “Buying Your Contract — Settlement Date”). Before the settlement date, you have the right to surrender some or all of your contract value, less applicable administrative, surrender and rider charges imposed under the contract at the time of the surrender (see “Making the Most of Your Contract — Surrenders”). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain surrender amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such surrenders can be made before the annuity payouts begin.
For the purposes of this rider, the term “withdrawal” is equal to the term “surrender” in the contract or any other riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.
The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.
Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see “Waiting period” heading below) and whether or not the lifetime withdrawal benefit has become effective:
(1)	The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year until the lifetime withdrawal benefit becomes effective and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments plus any purchase payment credits (unless the rider is terminated. See “Rider Termination” heading below). Key terms associated with the basic withdrawal benefit are “Guaranteed Benefit Payment (GBP)”, “Remaining Benefit Payment (RBP)”, “Guaranteed Benefit Amount (GBA)” and “Remaining Benefit Amount (RBA).” See these headings below for more information.
(2)	The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:
•	Single Life: death (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See “Rider Termination” heading below);
•	Joint Life: death of the last surviving covered spouse (see “At Death” heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See “Rider Termination” heading below).

122    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Key terms associated with the lifetime withdrawal benefit are “Annual Lifetime Payment (ALP)”, “Remaining Annual Lifetime Payment (RALP)”, “Single Life only: Covered Person”, “Joint Life only: Covered Spouses” and “Annual Lifetime Payment Attained Age (ALPAA).” See these headings below for more information.
Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:
•	Single Life: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” heading below);
•	Joint Life: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see “Annual Lifetime Payment Attained Age (ALPAA)” and “Annual Lifetime Payment (ALP)” headings below).
Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:
•	Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;
•	After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.
If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the allowed annual withdrawal amount under the rider:
•	Single Life: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;
•	Joint Life: the guaranteed amounts available for withdrawal will not decrease.
If you withdraw more than the allowed annual withdrawal amount in a contract year, we call this an “excess withdrawal” under the rider. Excess withdrawals trigger an adjustment of a benefit’s guaranteed amount, which may cause it to be reduced (see “GBA Excess Withdrawal Processing,” “RBA Excess Withdrawal Processing,” and “ALP Excess Withdrawal Processing” headings below).
Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.
If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see “Charges — Surrender Charges”). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see “Guarantee Period Accounts (GPAs) — Market Value Adjustment”). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see “Benefits in Case of Death”). Upon full surrender of the contract, you will receive the remaining contract value less any applicable charges (see “Making the Most of Your Contract — Surrenders”).
The rider’s guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step-up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step-up (see “Annual Step-up” heading below). If you exercise the annual step-up election, the spousal continuation step-up election (see “Spousal Continuation Step-up” heading below) or change your Portfolio Navigator investment option, the rider charge may change (see “Charges”).
If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step-ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step-ups.
You should consider whether a SecureSource rider is appropriate for you taking into account the following considerations:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•	Lifetime Withdrawal Benefit Limitations: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:
(a)	Single Life: Once the contract value equals zero, payments are made for as long as the oldest owner or, if an owner is a nonnatural person, the oldest annuitant is living (see “If Contract Value Reduces to Zero” heading

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    123

below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates when a death benefit becomes payable (see “At Death” heading below). Therefore, if there are multiple contract owners, the rider may terminate or the lifetime withdrawal benefit may be reduced when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract).
Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).
(b)	Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.
(c)	When the lifetime withdrawal benefit is first established, the initial ALP is based on
(i)	Single Life: the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below), unless there has been a spousal continuation or ownership change; or
(ii)	Joint Life: the basic withdrawal benefit’s RBA at that time (see “Annual Lifetime Payment (ALP)” heading below).
Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.
(d)	Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.
•	Investment Allocation Restriction: You must invest in approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. (See “The Variable Account and the Funds: Volatility and Volatility Management Risk with the Portfolio Stabilizer funds” section.) We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA fixed account, when available (see “The Special DCA Fixed Account”), and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Market Timing”).
You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio (if applicable) or investment option to any available investment option.
Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current investment option is more aggressive than the target investment option. If you are in the static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.
After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, your rider benefit will be reset as follows:
(a)	the total GBA will be reset to the lesser of its current value or the contract value; and
(b)	the total RBA will be reset to the lesser of its current value or the contract value; and
(c)	the ALP, if established, will be reset to the lesser of its current value or 6% of the contract
(d)	the GBP will be recalculated as described below, based on the reset GBA and RBA; and
(e)	the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not less than zero; and

124    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

(f)	the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not less than zero.
You may request to change your investment option by written request on an authorized form or by another method agreed to by us.
•	Limitations on Purchase of Other Riders under your Contract: You may elect only the SecureSource – Single Life rider or the SecureSource – Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Benefit rider.
•	Non-Cancelable: Once elected, the SecureSource rider may not be cancelled (except as provided under “Rider Termination” heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource – Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource – Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” below).
•	Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner’s death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.
If you select the SecureSource – Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.
•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments (subject to state restrictions), which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current limitations, see “Buying Your Contract — Purchase Payments".
•	Interaction with Total Free Amount (TFA) contract provision: The TFA is the amount you are allowed to surrender from the contract in each contract year without incurring a surrender charge (see “Charges — Surrender Charge”). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract’s TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:
•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.
•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.
•	Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”). Therefore, a SecureSource rider may be of limited value to you.
•	Treatment of Non-Spousal Distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider. Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    125

Key terms and provisions of the SecureSource rider are described below:
Withdrawal: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.
Waiting period: The period of time starting on the rider effective date during which the annual step-up is not available if you take withdrawals. The current waiting period is three years.
Guaranteed Benefit Amount (GBA): The total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see “Guaranteed Benefit Payment” below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.
The GBA is determined at the following times, calculated as described:
•	At contract issue — the GBA is equal to the initial purchase payment, plus any purchase payment credit.
•	When you make additional purchase payments — each additional purchase payment has its own GBA equal to the amount of the purchase payment, plus any purchase payment credit.
•	At step-up — (see “Annual Step-up” and “Spousal Continuation Step-up” headings below).
•	When an individual RBA is reduced to zero — the GBA that is associated with that RBA will also be set to zero.
•	When you make a withdrawal during the waiting period and after a step-up — Any prior annual step-ups will be reversed. Step-up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment, plus any purchase payment credit. The step-up reversal will only happen once during the waiting period, when the first withdrawal is made.
•	When you make a withdrawal at any time and the amount withdrawn is:
(a)	less than or equal to the total RBP — the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment’s GBA remain unchanged.
(b)	is greater than the total RBP — GBA excess withdrawal processing will be applied to the GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step-ups have been reversed.
GBA Excess Withdrawal Processing
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment’s GBA after the withdrawal will be reset to equal that payment’s RBA after the withdrawal plus (a) times (b), where:
(a)	is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and
(b)	is each payment’s GBA before the withdrawal less that payment’s RBA after the withdrawal.
Remaining Benefit Amount (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract’s life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.
The RBA is determined at the following times, calculated as described:
•	At contract issue — the RBA is equal to the initial purchase payment plus any purchase payment credit.
•	When you make additional purchase payments — each additional purchase payment has its own RBA initially set equal to that payment’s GBA (the amount of the purchase payment, plus any purchase payment credit).
•	At step up — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment, plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.
•	When you make a withdrawal at any time and the amount withdrawn is:
(a)	less than or equal to the total RBP — the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment’s RBA is reduced in proportion to its RBP.
(b)	is greater than the total RBP — RBA excess withdrawal processing will be applied to the RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

126    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

RBA Excess Withdrawal Processing
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.
If there have been multiple purchase payments, both the total RBA and each payment’s RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment’s RBA will be reset in the following manner:
1.	The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and
2.	The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.
Guaranteed Benefit Payment (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment’s RBA or 7% of that payment’s GBA, and the total GBP is the sum of the individual GBPs.
During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.
The GBP is determined at the following times, calculated as described:
•	At contract issue — the GBP is established as 7% of the GBA value.
•	At each contract anniversary — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value.
•	When you make additional purchase payments — each additional purchase payment has its own GBP equal to the purchase payment amount, plus any purchase payment credit multiplied by 7%.
•	At step-up — (see “Annual Step-up” and “Spousal Continuation Step-up” headings below).
•	When an individual RBA is reduced to zero — the GBP associated with that RBA will also be reset to zero.
•	When you make a withdrawal during the waiting period and after a step-up — Any prior annual step-ups will be reversed. Step-up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. Each payment’s GBP will be reset to 7% of the sum of purchase payment and any purchase payment credit. The step-up reversal will only happen once during the waiting period, when the first withdrawal is made.
•	When you make a withdrawal at any time and the amount withdrawn is:
(a)	less than or equal to the total RBP — the GBP remains unchanged.
(b)	is greater than the total RBP — each payment’s GBP is reset to the lesser of that payment’s RBA or 7% of that payment’s GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step-ups have been reversed.
Remaining Benefit Payment (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.
The RBP is determined at the following times, calculated as described:
•	At the beginning of each contract year during the waiting period and prior to any withdrawal — the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%.
•	At the beginning of any other contract year — the RBP for each purchase payment is set equal to that purchase payment’s GBP.
•	When you make additional purchase payments — each additional purchase payment has its own RBP equal to that payment’s GBP.
•	At step-up — (see “Annual Step-up” and “Spousal Continuation Step-up” headings below).
•	At spousal continuation — (see “Spousal Option to Continue the Contract” heading below).
•	When an individual RBA is reduced to zero — the RBP associated with that RBA will also be reset to zero.
•	When you make any withdrawal — the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment’s RBP is reduced proportionately. If you withdraw an amount greater than the RBP, GBA excess

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    127

withdrawal processing and RBA excess withdrawal processing are applied and the amount available for future withdrawals for the remainder of the contract’s life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.
Single Life only: Covered Person: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner. If the owner is a nonnatural person, e.g., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.
Joint Life only: Covered Spouses: The contract owner and his or her legally married spouse as defined under federal law, as named on the application and as shown in the contract for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a revocable trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed.
Annual Lifetime Payment Attained Age (ALPAA):
•	Single Life: The covered person’s age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.
•	Joint Life: The age of the younger covered spouse at which time the lifetime benefit is established.
Annual Lifetime Payment (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:
•	Single Life: death; or
•	Joint Life: death of the last surviving covered spouse; or
•	the RBA is reduced to zero.
The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.
During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see “Waiting Period” heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.
The ALP is determined at the following times:
•	Single Life: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 — the ALP is established as 6% of the total RBA.
•	Joint Life: The ALP is established as 6% of the total RBA on the earliest of the following dates:
(a)	the rider effective date if the younger covered spouse has already reached age 65.
(b)	the rider anniversary on/following the date the younger covered spouse reaches age 65.
(c)	upon the first death of a covered spouse, then
(1)	the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or
(2)	the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or
(3)	the rider anniversary on/following the date the surviving covered spouse reaches age 65.
(d)	Following dissolution of marriage of the covered spouses,
(1)	the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or
(2)	the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.
•	When you make additional purchase payments — each additional purchase payment increases the ALP by 6% of the sum of the purchase payment plus any purchase payment credits.
•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•	Single Life: At spousal continuation or contract ownership change — (see “Spousal Option to Continue the Contract” and “Contract Ownership Change” headings below).

128    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

•	When you make a withdrawal during the waiting period and after a step up — Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credit, multiplied by 6%.
The step up reversal will only happen once during the waiting period, when the first withdrawal is made.
•	When you make a withdrawal at any time and the amount withdrawn is:
(a)	less than or equal to the RALP — the ALP remains unchanged.
(b)	is greater than the RALP — ALP excess withdrawal processing will be applied to the ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.
ALP Excess Withdrawal Processing
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.
Remaining Annual Lifetime Payment (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.
•	The RALP is determined at the following times:
•	The RALP is established at the same time as the ALP, and:
(a)	During the waiting period and prior to any withdrawals — the RALP is established equal to the purchase payments, plus purchase payment credit, multiplied by 6%.
(b)	At any other time — the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.
•	At the beginning of each contract year during the waiting period and prior to any withdrawals — the RALP is set equal to the total purchase payments plus any purchase payment credit, multiplied by 6%.
•	At the beginning of any other contract year — the RALP is set equal to ALP.
•	When you make additional purchase payments — each additional purchase payment increases the RALP by 6% of the sum of the purchase payment amount plus any purchase payment credit.
•	At step ups — (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
•	When you make any withdrawal — the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. If you withdraw an amount greater than the RALP, ALP excess withdrawal processing is applied and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and the RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:
•	The RMD is for your contract alone;
•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•	The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations there under that were in effect on the effective date of the rider.
RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.
Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.
Step Up Date: The date any step up becomes effective, and depends on the type of step up being applied (see “Annual Step Up” and “Spousal Continuation Step Up” headings below).
Annual Step Up: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    129

The annual step up may be available as described below, subject to the following rules:
•	The annual step up is effective on the step up date.
•	Only one step up is allowed each contract year.
•	If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.
•	On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.
•	If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your financial advisor. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.
•	The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.
•	Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.
The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:
•	The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.
•	The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.
•	The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.
•	The total RBP will be reset as follows:
(a)	During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.
(b)	At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.
•	The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.
•	The RALP will be reset as follows:
(a)	During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.
(b)	At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.
Spousal Option to Continue the Contract upon Owner’s Death:
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource – Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to a spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:
•	The GBA, RBA and GBP values remain unchanged.
•	The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.
•	If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation — the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.
•	If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation — the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.
•	If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation — the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of

130    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.
•	If the ALP has been established and the new covered person is age 65 or older as of the date of continuation — the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.
Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource – Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.
Spousal Continuation Step Up: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Annual Step-Up” heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse’s written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.
Rules for Surrender Provision of Your Contract: Minimum contract values following surrender no longer apply to your contract. For surrenders, the surrender will be made from the variable subaccounts, and the Regular Fixed Account (if applicable) in the same proportion as your interest in each bears to the contract value less amounts in any Special DCA fixed account. You cannot specify from which accounts the surrender is to be made.
If Contract Value Reduces to Zero: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:
1)	The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:
(a)	receive the remaining schedule of GBPs until the RBA equals zero; or
(b)	Single Life: wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or
(c)	Joint Life: wait until the rider anniversary on/following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
2)	The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:
(a)	the remaining schedule of GBPs until the RBA equals zero; or
(b)	Single Life: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or
(c)	Joint Life: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.
We will notify you of this option. If no election is made, the ALP will be paid.
3)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.
4)	The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:
•	Single Life: covered person;
•	Joint Life: last surviving covered spouse.
Under any of these scenarios:
•	The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;
•	We will no longer accept additional purchase payments;

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    131

•	You will no longer be charged for the rider;
•	Any attached death benefit riders will terminate; and
•	Single Life: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.
•	Joint Life: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.
The SecureSource rider and the contract will terminate under either of the following two scenarios:
•	If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full surrender of the contract value.
•	If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.
At Death:
Single Life: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.
If the contract value equals zero and the death benefit becomes payable, the following will occur:
•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•	If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•	If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.
•	If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.
•	If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.
Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.
If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.
If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.
If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:
•	If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.
•	If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.
•	If the RBA equals zero, the benefit terminates. No further payments will be made.
Contract Ownership Change:
Single Life: If the contract changes ownership (see “Changing Ownership”), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.
•	If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus any purchase payment credits, multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.
•	If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting

132    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.
•	If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date — the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits, multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.
•	If the ALP has been established and the new covered person is age 65 or older as of the ownership change date — the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.
Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.
Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.
Remaining Benefit Amount (RBA) Payout Option: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource riders.
Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see “The Annuity Payout Period” and “Taxes”).
This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.
This annuity payout option may also be elected by the beneficiary of a contract as a settlement option if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. Whenever multiple beneficiaries are designated under the contract, each such beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.
Rider Termination
The SecureSource rider cannot be terminated either by you or us except as follows:
1.	Single Life: After the death benefit is payable the rider will terminate if:
(a)	any one other than your spouse continues the contract, or
(b)	your spouse does not use the spousal continuation provision of the contract to continue the contract.
2.	Joint Life: After the death benefit is payable the rider will terminate if:
(a)	any one other than a covered spouse continues the contract, or
(b)	a covered spouse does not use the spousal continuation provision of the contract to continue the contract.
3.	Annuity payouts under an annuity payout plan will terminate the rider.
4.	Termination of the contract for any reason will terminate the rider.

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    133

Appendix I: Example — Withdrawal Benefit Riders: Electing Step-Up or Spousal Continuation Step-up
Assumptions:
This example assumes that the covered person (for joint life, younger covered spouse) is 65 or older and there are no additional purchase payments or withdrawals.
•	You own a RiverSource variable annuity with a withdrawal benefit rider. You are currently invested in the Variable Portfolio — Moderately Aggressive Portfolio (Class 2) (a Portfolio Navigator fund) with a current rider fee of 0.65%.
Your Contract Value (CV) is $100,000 and your withdrawal benefit rider currently provides the following benefits:
1)	You can withdraw $6,000 a year for the rest of your life. This is your Annual Lifetime Payment. Or
2)	You can withdraw $7,000 a year until you have withdrawn a total of $100,000. This is your Guaranteed Benefit Payment.
Based on your current CV, you will pay a rider fee of approximately $650 on your next annuity contract anniversary.
•	The annual fee for this rider has increased to 0.95% for clients invested in the Variable Portfolio — Moderately Aggressive Portfolio (Class 2).
The following compares certain options available to you. Changes to rider values or fees are presented for two different scenarios where your CV increases to either $110,000 or $101,000 over the contract year:
1)	Elect to lock in your contract gains to your benefit values (step-up):

	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$600	$60
Increase in Guaranteed Benefit Payment	$700	$70
Increase in Annual Rider Fee	0.30%	0.30%
Increase in Annual Contract Charge	$330	$303
Automatic Step-ups will continue on your next anniversary (if available under your rider).
2)	Do not elect to lock in your contract gains (no step-up):

	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$0	$0
Increase in Guaranteed Benefit Payment	$0	$0
Increase in Annual Rider Fee	0%	0%
Increase in Annual Contract Charge	$65	$6.50
Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. On your next anniversary, you will again have the option to elect the step-up (lock in contract gains)
3)	Move to one of the Portfolio Stabilizer funds and elect the step-up:

	CV of $110,000	CV of $101,000
Increase in Annual Lifetime Payment	$600	$60
Increase in Guaranteed Benefit Payment	$700	$70
Increase in Annual Rider Fee	0%	0%
Increase in Annual Contract Charge	$65	$6.50
Your rider fee will not change, although the dollar amount of your annual charge will change as your CV changes. Automatic Step-ups will continue on your next anniversary (if available under your rider).
The above example is for illustrative purposes only. The assumptions and calculations used are not intended to be consistent with any one rider, but instead are intended to provide an idea of how different scenarios would operate. Your specific rider may use different calculations for fees or have different benefits available. For a full description and rules applicable to step-up options under your rider, please see the “Optional Living Benefits” section.
Electing to step-up may result in different increases to the annual rider charge relative to the increase in your rider values. You should weigh the resulting increased charge due to the step-up versus the increases to your benefits to determine the option that is best for you.

134    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Appendix J: Condensed Financial Information (Unaudited)
The following tables give per-unit information about the financial history of each subaccount representing the lowest and highest total annual variable account expense combinations for each contract. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2017. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.
Variable account charges of 0.85% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.11	$1.08	$1.10	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.25	$1.11	$1.08	$1.10	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	265	534	478	377	215	—	—	—	—	—

AB VPS Global Thematic Growth Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$1.38	$1.40	$1.38	$1.33	$1.09	$0.97	$1.28	$1.09	$0.71	$1.37
Accumulation unit value at end of period	$1.86	$1.38	$1.40	$1.38	$1.33	$1.09	$0.97	$1.28	$1.09	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	1,092	1,332	1,579	1,614	1,790	1,954	2,365	2,971	3,313	1,964

AB VPS Growth and Income Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$1.88	$1.70	$1.69	$1.56	$1.17	$1.01	$0.96	$0.86	$0.72	$1.22
Accumulation unit value at end of period	$2.21	$1.88	$1.70	$1.69	$1.56	$1.17	$1.01	$0.96	$0.86	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	3,546	4,373	4,654	5,163	5,717	5,898	5,814	5,889	6,136	5,992

AB VPS International Value Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$0.85	$0.86	$0.85	$0.91	$0.75	$0.66	$0.83	$0.80	$0.60	$1.30
Accumulation unit value at end of period	$1.05	$0.85	$0.86	$0.85	$0.91	$0.75	$0.66	$0.83	$0.80	$0.60
Number of accumulation units outstanding at end of period (000 omitted)	12,516	14,744	16,884	18,526	19,929	21,668	25,453	30,081	130,094	295,091

AB VPS Large Cap Growth Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$2.06	$2.03	$1.85	$1.64	$1.20	$1.05	$1.09	$1.00	$0.74	$1.23
Accumulation unit value at end of period	$2.69	$2.06	$2.03	$1.85	$1.64	$1.20	$1.05	$1.09	$1.00	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	3,260	3,109	3,015	2,520	1,589	1,870	1,920	1,769	1,603	1,325

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.02	$0.73	$1.18	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.00	$1.02	$0.73	$1.18	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,089	5,040	4,875	4,584	2,030	—	—	—	—	—

American Century VP Mid Cap Value, Class II (06/26/2006)
Accumulation unit value at beginning of period	$2.55	$2.09	$2.14	$1.86	$1.44	$1.25	$1.27	$1.08	$0.84	$1.12
Accumulation unit value at end of period	$2.81	$2.55	$2.09	$2.14	$1.86	$1.44	$1.25	$1.27	$1.08	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	5,310	5,800	5,535	5,700	6,113	6,244	6,599	6,746	71,544	74,527

American Century VP Ultra®, Class II (06/26/2006)
Accumulation unit value at beginning of period	$2.01	$1.94	$1.84	$1.69	$1.25	$1.10	$1.10	$0.96	$0.72	$1.25
Accumulation unit value at end of period	$2.62	$2.01	$1.94	$1.84	$1.69	$1.25	$1.10	$1.10	$0.96	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	1,705	2,391	2,683	2,861	3,083	3,237	3,488	3,552	3,365	3,395

American Century VP Value, Class II (06/26/2006)
Accumulation unit value at beginning of period	$1.99	$1.66	$1.75	$1.56	$1.20	$1.05	$1.05	$0.94	$0.79	$1.09
Accumulation unit value at end of period	$2.14	$1.99	$1.66	$1.75	$1.56	$1.20	$1.05	$1.05	$0.94	$0.79
Number of accumulation units outstanding at end of period (000 omitted)	10,367	12,778	12,126	13,557	13,907	14,115	14,358	12,846	12,296	10,333

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.19	$1.16	$1.18	$1.17	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.34	$1.19	$1.16	$1.18	$1.17	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,785	6,177	6,544	6,146	4,565	1,275	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (04/27/2007)
Accumulation unit value at beginning of period	$1.87	$1.79	$1.88	$1.83	$1.25	$1.06	$1.05	$0.85	$0.60	$1.02
Accumulation unit value at end of period	$2.31	$1.87	$1.79	$1.88	$1.83	$1.25	$1.06	$1.05	$0.85	$0.60
Number of accumulation units outstanding at end of period (000 omitted)	1,815	2,263	2,597	2,782	2,945	2,456	2,205	2,132	2,226	1,683

Columbia Variable Portfolio – Balanced Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.75	$1.66	$1.64	$1.51	$1.25	$1.10	$1.09	$0.97	$0.79	$1.14
Accumulation unit value at end of period	$1.99	$1.75	$1.66	$1.64	$1.51	$1.25	$1.10	$1.09	$0.97	$0.79
Number of accumulation units outstanding at end of period (000 omitted)	18,307	19,374	13,463	10,849	9,898	7,709	7,342	8,118	9,918	2,682

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.61	$0.55	$0.72	$0.93	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.61	$0.61	$0.55	$0.72	$0.93	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	431	359	205	123	38	—	—	—	—	—

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    135

Variable account charges of 0.85% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.49	$1.38	$1.36	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.79	$1.49	$1.38	$1.36	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,059	5,443	4,034	2,285	684	—	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.84	$1.72	$1.72	$1.51	$1.14	$1.01	$0.97	$0.83	$0.68	$1.18
Accumulation unit value at end of period	$2.27	$1.84	$1.72	$1.72	$1.51	$1.14	$1.01	$0.97	$0.83	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	2,454	3,009	3,605	2,926	2,354	2,497	1,867	1,258	1,264	1,237

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.88	$0.91	$0.92	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.89	$0.88	$0.91	$0.92	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	362	526	656	413	393	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.65	$1.47	$1.52	$1.40	$1.11	$0.98	$1.04	$0.90	$0.71	$1.21
Accumulation unit value at end of period	$1.87	$1.65	$1.47	$1.52	$1.40	$1.11	$0.98	$1.04	$0.90	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	27,295	34,250	37,664	43,288	48,374	51,118	58,110	66,039	784,644	581,359

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$0.89	$0.91	$0.90	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.09	$0.98	$0.89	$0.91	$0.90	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,130	845	773	895	296	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.44	$1.38	$1.53	$1.58	$1.62	$1.36	$1.73	$1.46	$0.84	$1.84
Accumulation unit value at end of period	$2.10	$1.44	$1.38	$1.53	$1.58	$1.62	$1.36	$1.73	$1.46	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	8,568	9,726	11,124	12,868	14,575	15,793	17,567	19,363	96,670	170,447

Columbia Variable Portfolio – Global Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.18	$1.21	$1.30	$1.30	$1.42	$1.35	$1.30	$1.23	$1.11	$1.12
Accumulation unit value at end of period	$1.24	$1.18	$1.21	$1.30	$1.30	$1.42	$1.35	$1.30	$1.23	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	7,011	8,616	10,289	12,071	15,294	18,657	19,772	21,158	313,653	259,518

Columbia Variable Portfolio – Government Money Market Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.01	$1.01	$1.02	$1.03	$1.04	$1.05	$1.06	$1.07	$1.07	$1.06
Accumulation unit value at end of period	$1.00	$1.01	$1.01	$1.02	$1.03	$1.04	$1.05	$1.06	$1.07	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	11,991	18,031	14,445	18,128	24,234	25,597	32,019	38,057	56,313	97,399

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.97	$1.77	$1.81	$1.76	$1.67	$1.46	$1.39	$1.23	$0.81	$1.09
Accumulation unit value at end of period	$2.07	$1.97	$1.77	$1.81	$1.76	$1.67	$1.46	$1.39	$1.23	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	10,493	12,635	13,879	16,298	16,769	18,038	16,330	17,925	18,658	13,874

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.92	$1.75	$1.78	$1.73	$1.66	$1.46	$1.39	$1.24	$0.88	$1.09
Accumulation unit value at end of period	$2.03	$1.92	$1.75	$1.78	$1.73	$1.66	$1.46	$1.39	$1.24	$0.88
Number of accumulation units outstanding at end of period (000 omitted)	11,528	14,476	9,588	10,923	13,238	15,227	14,836	15,925	425,767	209,056

Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.46	$1.41	$1.41	$1.35	$1.40	$1.31	$1.24	$1.16	$1.02	$1.10
Accumulation unit value at end of period	$1.50	$1.46	$1.41	$1.41	$1.35	$1.40	$1.31	$1.24	$1.16	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	21,800	26,284	28,325	32,493	40,444	59,211	58,892	63,231	972,289	788,507

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.83	$1.83	$1.69	$1.49	$1.16	$0.97	$1.01	$0.87	$0.64	$1.16
Accumulation unit value at end of period	$2.32	$1.83	$1.83	$1.69	$1.49	$1.16	$0.97	$1.01	$0.87	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	3,886	4,533	5,679	4,117	4,264	3,914	3,901	4,320	4,123	3,524

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.98	$1.79	$1.79	$1.59	$1.22	$1.06	$1.06	$0.93	$0.74	$1.19
Accumulation unit value at end of period	$2.38	$1.98	$1.79	$1.79	$1.59	$1.22	$1.06	$1.06	$0.93	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	9,223	9,370	9,639	9,122	8,860	7,379	6,657	6,003	5,694	4,520

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.04	$1.08	$1.08	$1.08	$1.02	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.10	$1.09	$1.04	$1.08	$1.08	$1.08	$1.02	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,259	2,550	1,798	1,066	633	469	457	299	—	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.00	$0.98	$0.99	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.00	$0.98	$0.99	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,236	1,677	1,048	459	82	—	—	—	—	—

136    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 0.85% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.79	$1.77	$1.69	$1.59	$1.22	$1.11	$1.32	$1.05	$0.65	$1.19
Accumulation unit value at end of period	$2.18	$1.79	$1.77	$1.69	$1.59	$1.22	$1.11	$1.32	$1.05	$0.65
Number of accumulation units outstanding at end of period (000 omitted)	1,988	2,417	3,034	2,711	3,047	3,034	3,411	3,871	3,392	1,407

Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.91	$1.69	$1.79	$1.61	$1.18	$1.00	$1.11	$0.91	$0.65	$1.20
Accumulation unit value at end of period	$2.14	$1.91	$1.69	$1.79	$1.61	$1.18	$1.00	$1.11	$0.91	$0.65
Number of accumulation units outstanding at end of period (000 omitted)	6,900	8,639	9,959	11,070	11,990	12,608	14,876	17,892	66,735	94,511

Columbia Variable Portfolio – Overseas Core Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.20	$1.29	$1.24	$1.36	$1.12	$0.96	$1.11	$0.98	$0.78	$1.32
Accumulation unit value at end of period	$1.51	$1.20	$1.29	$1.24	$1.36	$1.12	$0.96	$1.11	$0.98	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	5,677	6,976	3,637	3,110	3,326	3,480	3,977	4,182	4,460	3,440

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.99	$1.68	$1.78	$1.61	$1.18	$1.00	$1.03	$0.86	$0.69	$1.15
Accumulation unit value at end of period	$2.39	$1.99	$1.68	$1.78	$1.61	$1.18	$1.00	$1.03	$0.86	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	2,214	2,453	2,766	3,500	3,252	2,101	2,007	1,680	915	794

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.96	$1.74	$1.81	$1.72	$1.17	$1.00	$1.11	$0.88	$0.63	$1.04
Accumulation unit value at end of period	$2.18	$1.96	$1.74	$1.81	$1.72	$1.17	$1.00	$1.11	$0.88	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	1,495	1,665	1,939	1,995	2,065	1,803	2,236	1,954	1,459	1,213

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.17	$1.15	$1.15	$1.09	$1.13	$1.12	$1.11	$1.09	$1.04	$1.08
Accumulation unit value at end of period	$1.20	$1.17	$1.15	$1.15	$1.09	$1.13	$1.12	$1.11	$1.09	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	6,360	8,281	8,651	10,291	12,118	20,952	18,934	22,090	19,314	18,319

Credit Suisse Trust – Commodity Return Strategy Portfolio (06/26/2006)
Accumulation unit value at beginning of period	$0.54	$0.49	$0.66	$0.80	$0.90	$0.92	$1.07	$0.92	$0.78	$1.18
Accumulation unit value at end of period	$0.54	$0.54	$0.49	$0.66	$0.80	$0.90	$0.92	$1.07	$0.92	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	4,462	5,386	6,148	6,616	7,283	8,763	10,196	8,793	8,768	6,606

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$1.11	$1.12	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.99	$1.00	$1.11	$1.12	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,525	2,287	1,843	1,113	700	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.45	$1.35	$1.38	$1.29	$1.37	$1.31	$1.20	$1.16	$1.10	$1.11
Accumulation unit value at end of period	$1.48	$1.45	$1.35	$1.38	$1.29	$1.37	$1.31	$1.20	$1.16	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	7,254	8,489	9,613	10,923	13,180	18,165	18,865	19,071	489,118	159,105

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.02	$0.99	$1.04	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.02	$0.99	$1.04	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	870	571	362	323	217	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 1) (04/29/2016)
Accumulation unit value at beginning of period	$1.06	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.40	$1.06	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	20,758	24,812	—	—	—	—	—	—	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.62	$1.49	$1.49	$1.35	$1.06	$0.97	$1.01	$0.91	$0.70	$1.15
Accumulation unit value at end of period	$1.93	$1.62	$1.49	$1.49	$1.35	$1.06	$0.97	$1.01	$0.91	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	4,321	5,354	6,081	6,597	8,304	9,484	11,367	12,854	634,379	315,690

CTIVP SM – Victory Sycamore Established Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$2.28	$1.91	$1.92	$1.73	$1.28	$1.11	$1.19	$0.99	$0.73	$1.16
Accumulation unit value at end of period	$2.62	$2.28	$1.91	$1.92	$1.73	$1.28	$1.11	$1.19	$0.99	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	2,186	2,098	1,808	1,524	1,483	1,530	1,610	922	738	671

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.00	$1.00	$1.01	$1.01	$1.03	$1.02	$1.00	$1.00	—	—
Accumulation unit value at end of period	$1.00	$1.00	$1.00	$1.01	$1.01	$1.03	$1.02	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,560	2,597	1,944	613	203	218	67	39	—	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.99	$0.95	$1.02	$1.00	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.05	$0.99	$0.95	$1.02	$1.00	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,741	2,154	2,399	2,598	2,058	633	—	—	—	—

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    137

Variable account charges of 0.85% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.14	$1.22	$1.22	$1.26	$1.08	$0.89	$1.06	$0.97	$0.78	$1.37
Accumulation unit value at end of period	$1.43	$1.14	$1.22	$1.22	$1.26	$1.08	$0.89	$1.06	$0.97	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	1,694	2,032	2,394	2,389	2,418	2,088	2,417	2,788	3,106	3,075

Eaton Vance VT Floating-Rate Income Fund – Initial Class (06/26/2006)
Accumulation unit value at beginning of period	$1.36	$1.26	$1.29	$1.29	$1.25	$1.18	$1.16	$1.07	$0.75	$1.03
Accumulation unit value at end of period	$1.40	$1.36	$1.26	$1.29	$1.29	$1.25	$1.18	$1.16	$1.07	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	14,034	17,791	20,460	24,303	31,136	23,093	23,748	23,794	261,015	165,981

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.92	$1.80	$1.80	$1.63	$1.25	$1.09	$1.13	$0.97	$0.73	$1.28
Accumulation unit value at end of period	$2.31	$1.92	$1.80	$1.80	$1.63	$1.25	$1.09	$1.13	$0.97	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	26,837	32,270	37,806	40,726	43,929	46,775	50,040	52,513	180,001	379,751

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$2.03	$1.83	$1.88	$1.79	$1.33	$1.17	$1.32	$1.04	$0.75	$1.25
Accumulation unit value at end of period	$2.43	$2.03	$1.83	$1.88	$1.79	$1.33	$1.17	$1.32	$1.04	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	20,026	23,677	27,594	31,163	34,636	36,939	41,822	44,384	199,837	248,092

Fidelity ® VIP Overseas Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.16	$1.23	$1.20	$1.32	$1.03	$0.86	$1.05	$0.94	$0.75	$1.35
Accumulation unit value at end of period	$1.49	$1.16	$1.23	$1.20	$1.32	$1.03	$0.86	$1.05	$0.94	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	4,954	6,015	7,239	7,187	7,439	7,248	8,862	9,733	10,921	10,113

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.05	$0.98	$1.01	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.05	$0.98	$1.01	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9,216	7,369	5,619	3,661	1,039	—	—	—	—	—

Franklin Global Real Estate VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.05	$1.05	$1.06	$0.93	$0.91	$0.72	$0.77	$0.64	$0.55	$0.95
Accumulation unit value at end of period	$1.15	$1.05	$1.05	$1.06	$0.93	$0.91	$0.72	$0.77	$0.64	$0.55
Number of accumulation units outstanding at end of period (000 omitted)	7,767	9,822	11,058	11,820	12,529	12,218	12,544	12,512	13,465	13,508

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.16	$1.02	$1.11	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.16	$1.02	$1.11	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,784	4,129	5,304	6,124	1,815	—	—	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.64	$1.42	$1.51	$1.42	$1.12	$0.99	$1.01	$0.91	$0.73	$1.17
Accumulation unit value at end of period	$1.76	$1.64	$1.42	$1.51	$1.42	$1.12	$0.99	$1.01	$0.91	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	8,948	10,419	11,668	13,106	14,378	15,322	16,523	16,807	17,365	17,652

Franklin Small Cap Value VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$2.05	$1.58	$1.73	$1.73	$1.28	$1.09	$1.14	$0.90	$0.70	$1.06
Accumulation unit value at end of period	$2.24	$2.05	$1.58	$1.73	$1.73	$1.28	$1.09	$1.14	$0.90	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	5,941	7,549	8,036	9,848	10,846	11,090	12,614	12,529	13,709	12,625

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.91	$0.97	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.91	$0.91	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	242	226	287	109	—	—	—	—	—	—

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.85	$1.69	$1.70	$1.48	$1.08	$0.95	$0.92	$0.83	$0.69	$1.10
Accumulation unit value at end of period	$2.28	$1.85	$1.69	$1.70	$1.48	$1.08	$0.95	$0.92	$0.83	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	3,858	4,776	5,664	5,882	5,863	5,828	6,322	6,259	7,238	7,321

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.51	$1.49	$1.44	$1.34	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.90	$1.51	$1.49	$1.44	$1.34	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,630	1,935	2,177	2,319	2,290	2,217	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.08	$0.98	$1.03	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$0.98	$1.03	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,413	2,867	3,207	2,204	1,391	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.84	$1.58	$1.70	$1.57	$1.17	$0.99	$1.02	$0.89	$0.70	$1.10
Accumulation unit value at end of period	$2.14	$1.84	$1.58	$1.70	$1.57	$1.17	$0.99	$1.02	$0.89	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	6,032	7,587	9,121	10,501	11,838	13,184	14,753	16,418	201,934	251,843

138    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 0.85% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Diversified Dividend Fund, Series II Shares (04/29/2011)
Accumulation unit value at beginning of period	$1.78	$1.57	$1.56	$1.39	$1.08	$0.92	$1.00	—	—	—
Accumulation unit value at end of period	$1.92	$1.78	$1.57	$1.56	$1.39	$1.08	$0.92	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,926	5,878	4,464	4,444	4,691	3,837	3,425	—	—	—

Invesco V.I. Health Care Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$2.01	$2.30	$2.25	$1.90	$1.37	$1.15	$1.11	$1.07	$0.85	$1.20
Accumulation unit value at end of period	$2.31	$2.01	$2.30	$2.25	$1.90	$1.37	$1.15	$1.11	$1.07	$0.85
Number of accumulation units outstanding at end of period (000 omitted)	4,061	4,984	6,091	5,017	4,342	3,559	3,626	3,184	3,258	3,220

Invesco V.I. International Growth Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.45	$1.47	$1.52	$1.53	$1.30	$1.14	$1.24	$1.11	$0.83	$1.40
Accumulation unit value at end of period	$1.76	$1.45	$1.47	$1.52	$1.53	$1.30	$1.14	$1.24	$1.11	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	6,851	8,140	9,472	9,619	9,422	10,018	10,765	11,342	238,183	191,749

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.41	$1.42	$1.41	$1.32	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.71	$1.41	$1.42	$1.41	$1.32	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,514	1,713	2,127	1,767	1,745	1,716	—	—	—	—

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$1.03	$1.13	$1.20	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$0.99	$1.03	$1.13	$1.20	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,341	2,088	3,692	4,610	2,674	—	—	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$1.01	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.05	$1.03	$1.01	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,557	6,418	5,433	2,045	776	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.19	$1.17	$1.21	$1.18	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.38	$1.19	$1.17	$1.21	$1.18	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	303	878	2,343	2,786	2,323	63	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.58	$1.59	$1.53	$1.37	$1.06	$0.90	$0.97	$0.85	$0.63	$1.06
Accumulation unit value at end of period	$2.00	$1.58	$1.59	$1.53	$1.37	$1.06	$0.90	$0.97	$0.85	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	4,884	6,257	7,268	7,532	9,620	11,784	13,258	15,295	639,872	430,107

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.16	$1.13	$1.14	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.38	$1.16	$1.13	$1.14	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	993	1,287	2,469	2,372	370	—	—	—	—	—

MFS ® Massachusetts Investors Growth Stock Portfolio – Service Class (03/27/2015)
Accumulation unit value at beginning of period	$1.03	$0.98	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.30	$1.03	$0.98	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,247	4,040	4,372	—	—	—	—	—	—	—

MFS ® Utilities Series – Service Class (06/26/2006)
Accumulation unit value at beginning of period	$2.11	$1.91	$2.26	$2.03	$1.70	$1.52	$1.44	$1.28	$0.97	$1.57
Accumulation unit value at end of period	$2.39	$2.11	$1.91	$2.26	$2.03	$1.70	$1.52	$1.44	$1.28	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	10,276	12,615	14,038	16,754	16,808	17,920	17,962	16,579	17,912	18,559

Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.44	$1.41	$1.44	$1.28	$1.26	$0.98	$1.09	$0.90	$0.64	$1.17
Accumulation unit value at end of period	$1.57	$1.44	$1.41	$1.44	$1.28	$1.26	$0.98	$1.09	$0.90	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	4,357	5,495	5,997	6,770	7,323	7,544	8,256	8,650	96,054	117,566

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.63	$1.80	$1.93	$1.91	$1.40	$1.31	$1.42	$1.08	$0.69	$1.31
Accumulation unit value at end of period	$2.24	$1.63	$1.80	$1.93	$1.91	$1.40	$1.31	$1.42	$1.08	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	2,138	2,826	3,442	4,069	4,661	5,355	6,756	6,158	5,604	4,975

Neuberger Berman AMT International Equity Portfolio (Class S) (06/26/2006)
Accumulation unit value at beginning of period	$1.16	$1.19	$1.18	$1.23	$1.05	$0.90	$1.03	$0.85	$0.64	$1.20
Accumulation unit value at end of period	$1.45	$1.16	$1.19	$1.18	$1.23	$1.05	$0.90	$1.03	$0.85	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	2,059	2,346	2,611	2,766	3,017	3,459	3,961	4,163	137,644	119,726

Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (06/26/2006)
Accumulation unit value at beginning of period	$1.94	$1.78	$1.81	$1.66	$1.22	$1.11	$1.15	$0.95	$0.73	$1.21
Accumulation unit value at end of period	$2.27	$1.94	$1.78	$1.81	$1.66	$1.22	$1.11	$1.15	$0.95	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	1,149	1,427	1,526	1,573	1,512	1,214	1,392	1,455	1,127	833

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    139

Variable account charges of 0.85% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.93	$0.99	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.91	$0.93	$0.99	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	182	193	204	30	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.62	$1.64	$1.60	$1.58	$1.25	$1.04	$1.15	$1.00	$0.73	$1.23
Accumulation unit value at end of period	$2.19	$1.62	$1.64	$1.60	$1.58	$1.25	$1.04	$1.15	$1.00	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	6,325	6,917	8,125	7,665	7,968	8,142	8,569	8,021	7,911	7,145

Oppenheimer Global Strategic Income Fund/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.52	$1.45	$1.49	$1.47	$1.49	$1.33	$1.33	$1.17	$1.00	$1.17
Accumulation unit value at end of period	$1.60	$1.52	$1.45	$1.49	$1.47	$1.49	$1.33	$1.33	$1.17	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	23,133	28,412	33,509	38,596	47,078	57,221	60,624	65,085	577,448	420,661

Oppenheimer Main Street Fund®/VA, Service Shares (04/28/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.08	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,681	—	—	—	—	—	—	—	—	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$2.08	$1.78	$1.91	$1.73	$1.24	$1.06	$1.10	$0.90	$0.66	$1.08
Accumulation unit value at end of period	$2.35	$2.08	$1.78	$1.91	$1.73	$1.24	$1.06	$1.10	$0.90	$0.66
Number of accumulation units outstanding at end of period (000 omitted)	4,649	5,030	6,004	6,045	6,265	6,322	6,884	7,403	8,026	7,814

PIMCO VIT All Asset Portfolio, Advisor Class (06/26/2006)
Accumulation unit value at beginning of period	$1.48	$1.32	$1.47	$1.47	$1.48	$1.30	$1.29	$1.15	$0.96	$1.15
Accumulation unit value at end of period	$1.66	$1.48	$1.32	$1.47	$1.47	$1.48	$1.30	$1.29	$1.15	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	7,312	8,757	10,503	14,089	18,682	23,468	20,990	18,465	351,435	346,275

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$1.00	$0.97	$0.98	$0.94	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.00	$0.97	$0.98	$0.94	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	109	117	130	188	286	246	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$1.01	$0.99	$1.00	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.04	$1.01	$0.99	$1.00	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,918	1,331	1,028	909	661	—	—	—	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.96	$0.94	$0.99	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.96	$0.94	$0.99	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,566	4,819	5,032	4,285	1,816	—	—	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.79	$0.54	$0.71	$0.77	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.87	$0.79	$0.54	$0.71	$0.77	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,937	2,391	2,036	1,692	1,001	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.57	$1.50	$1.52	$1.46	$1.22	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.86	$1.57	$1.50	$1.52	$1.46	$1.22	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	244,681	269,584	294,272	295,390	319,087	288,564	249,264	79,955	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.58	$1.50	$1.53	$1.46	$1.22	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.86	$1.58	$1.50	$1.53	$1.46	$1.22	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	207,557	272,799	315,909	351,169	528,534	569,607	673,876	709,794	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.22	$1.19	$1.20	$1.17	$1.14	$1.07	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.30	$1.22	$1.19	$1.20	$1.17	$1.14	$1.07	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	75,380	86,023	79,356	86,974	111,142	179,383	124,664	37,862	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.22	$1.19	$1.20	$1.16	$1.14	$1.07	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.30	$1.22	$1.19	$1.20	$1.16	$1.14	$1.07	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	165,113	209,710	201,988	230,224	337,162	632,917	517,244	407,564	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	670	—	—	—	—	—	—	—	—	—

140    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 0.85% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,188	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.04	$1.02	$1.04	$1.00	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.04	$1.02	$1.04	$1.00	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	35,598	43,773	24,171	12,021	5,181	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.04	$1.02	$1.05	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.04	$1.02	$1.05	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	86,814	113,542	81,580	78,409	21,256	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.05	$1.03	$1.07	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.05	$1.03	$1.07	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,220,902	1,345,925	1,475,624	1,431,347	446,881	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.05	$1.03	$1.06	$1.02	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.05	$1.03	$1.06	$1.02	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	843,569	932,397	993,340	1,003,801	297,687	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.41	$1.36	$1.38	$1.32	$1.20	$1.09	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.58	$1.41	$1.36	$1.38	$1.32	$1.20	$1.09	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,484,111	1,527,964	1,543,741	1,584,772	1,702,393	1,710,156	1,372,850	543,150	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.41	$1.36	$1.38	$1.32	$1.20	$1.09	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.58	$1.41	$1.36	$1.38	$1.32	$1.20	$1.09	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,616,708	2,967,338	3,241,769	3,477,583	3,816,277	3,811,596	3,866,447	4,048,660	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.49	$1.43	$1.45	$1.39	$1.21	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.72	$1.49	$1.43	$1.45	$1.39	$1.21	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	814,791	891,544	985,364	1,045,332	1,171,461	1,155,594	1,004,346	382,806	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.49	$1.43	$1.45	$1.39	$1.21	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.72	$1.49	$1.43	$1.45	$1.39	$1.21	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	775,540	971,845	1,140,429	1,268,064	1,972,689	2,256,097	2,609,307	2,821,858	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.31	$1.27	$1.29	$1.24	$1.17	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.43	$1.31	$1.27	$1.29	$1.24	$1.17	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	212,144	239,388	238,103	258,787	329,279	429,367	310,373	130,486	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.32	$1.28	$1.29	$1.24	$1.17	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.43	$1.32	$1.28	$1.29	$1.24	$1.17	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	446,132	539,604	575,433	665,239	860,888	1,156,617	1,071,873	1,012,023	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.94	$1.56	$1.73	$1.71	$1.28	$1.14	$1.20	$0.97	$0.72	$1.06
Accumulation unit value at end of period	$2.06	$1.94	$1.56	$1.73	$1.71	$1.28	$1.14	$1.20	$0.97	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	3,476	4,254	4,967	5,542	6,596	7,960	9,513	11,214	373,857	309,935

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.01	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.01	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,463	488	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	25,271	6,764	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.02	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	14,182	3,882	—	—	—	—	—	—	—	—

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    141

Variable account charges of 0.85% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Wanger International (06/26/2006)
Accumulation unit value at beginning of period	$1.62	$1.65	$1.67	$1.76	$1.45	$1.20	$1.42	$1.15	$0.77	$1.43
Accumulation unit value at end of period	$2.13	$1.62	$1.65	$1.67	$1.76	$1.45	$1.20	$1.42	$1.15	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	12,339	14,367	16,539	18,169	20,183	21,094	24,125	26,504	187,502	120,530

Wanger USA (06/26/2006)
Accumulation unit value at beginning of period	$2.03	$1.80	$1.83	$1.76	$1.33	$1.11	$1.16	$0.95	$0.68	$1.13
Accumulation unit value at end of period	$2.41	$2.03	$1.80	$1.83	$1.76	$1.33	$1.11	$1.16	$0.95	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	9,389	11,577	13,474	15,273	17,494	18,923	21,342	22,943	153,936	123,418

Wells Fargo VT International Equity Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.14	$1.12	$1.11	$1.18	$0.99	$0.88	$1.02	$0.89	$0.77	$1.34
Accumulation unit value at end of period	$1.41	$1.14	$1.12	$1.11	$1.18	$0.99	$0.88	$1.02	$0.89	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	3,946	4,474	5,345	5,063	5,763	7,030	7,768	8,294	298,706	4,123

Wells Fargo VT Opportunity Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$2.05	$1.84	$1.92	$1.75	$1.35	$1.18	$1.26	$1.03	$0.70	$1.18
Accumulation unit value at end of period	$2.45	$2.05	$1.84	$1.92	$1.75	$1.35	$1.18	$1.26	$1.03	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	2,789	3,121	3,666	4,010	4,561	4,859	5,638	2,066	2,178	1,767

Wells Fargo VT Small Cap Growth Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$2.15	$2.02	$2.09	$2.15	$1.44	$1.35	$1.43	$1.14	$0.75	$1.29
Accumulation unit value at end of period	$2.69	$2.15	$2.02	$2.09	$2.15	$1.44	$1.35	$1.43	$1.14	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	3,435	4,468	5,172	5,436	6,304	6,577	7,143	8,077	7,416	5,757

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.06	$0.92	$0.99	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$1.06	$0.92	$0.99	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	505	500	537	596	258	—	—	—	—	—
Variable account charges of 1.05% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.10	$1.07	$1.10	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.10	$1.07	$1.10	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	271	330	363	210	442	—	—	—	—	—

AB VPS Global Thematic Growth Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$1.35	$1.38	$1.36	$1.31	$1.07	$0.96	$1.26	$1.08	$0.71	$1.37
Accumulation unit value at end of period	$1.82	$1.35	$1.38	$1.36	$1.31	$1.07	$0.96	$1.26	$1.08	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	698	524	675	700	670	768	1,028	1,335	1,422	868

AB VPS Growth and Income Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$1.84	$1.67	$1.66	$1.54	$1.16	$1.00	$0.95	$0.85	$0.71	$1.22
Accumulation unit value at end of period	$2.16	$1.84	$1.67	$1.66	$1.54	$1.16	$1.00	$0.95	$0.85	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	1,767	2,135	2,417	2,935	3,853	3,962	3,474	3,473	3,606	3,339

AB VPS International Value Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$0.83	$0.84	$0.83	$0.90	$0.74	$0.66	$0.82	$0.80	$0.60	$1.30
Accumulation unit value at end of period	$1.03	$0.83	$0.84	$0.83	$0.90	$0.74	$0.66	$0.82	$0.80	$0.60
Number of accumulation units outstanding at end of period (000 omitted)	6,173	6,781	7,904	8,594	9,681	10,349	12,398	15,576	55,082	134,103

AB VPS Large Cap Growth Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$2.02	$1.99	$1.81	$1.61	$1.19	$1.03	$1.08	$0.99	$0.73	$1.23
Accumulation unit value at end of period	$2.63	$2.02	$1.99	$1.81	$1.61	$1.19	$1.03	$1.08	$0.99	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	1,803	1,838	1,840	1,175	1,152	1,164	1,157	917	1,097	905

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.01	$0.72	$1.18	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.99	$1.01	$0.72	$1.18	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,743	2,800	2,822	2,720	1,161	—	—	—	—	—

American Century VP Mid Cap Value, Class II (06/26/2006)
Accumulation unit value at beginning of period	$2.49	$2.05	$2.11	$1.83	$1.43	$1.24	$1.26	$1.07	$0.83	$1.12
Accumulation unit value at end of period	$2.75	$2.49	$2.05	$2.11	$1.83	$1.43	$1.24	$1.26	$1.07	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	3,581	3,904	3,619	3,578	3,799	3,833	3,927	4,221	25,534	34,239

American Century VP Ultra®, Class II (06/26/2006)
Accumulation unit value at beginning of period	$1.96	$1.90	$1.81	$1.67	$1.23	$1.09	$1.09	$0.96	$0.72	$1.24
Accumulation unit value at end of period	$2.56	$1.96	$1.90	$1.81	$1.67	$1.23	$1.09	$1.09	$0.96	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	1,066	1,222	1,439	1,409	1,425	1,616	1,484	1,807	1,872	2,187

142    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Century VP Value, Class II (06/26/2006)
Accumulation unit value at beginning of period	$1.94	$1.63	$1.72	$1.54	$1.18	$1.04	$1.05	$0.93	$0.79	$1.09
Accumulation unit value at end of period	$2.09	$1.94	$1.63	$1.72	$1.54	$1.18	$1.04	$1.05	$0.93	$0.79
Number of accumulation units outstanding at end of period (000 omitted)	7,562	9,586	9,282	10,497	10,764	9,195	8,675	8,359	9,000	8,788

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.18	$1.15	$1.17	$1.16	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.33	$1.18	$1.15	$1.17	$1.16	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,654	3,958	4,113	3,678	2,657	691	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (04/27/2007)
Accumulation unit value at beginning of period	$1.84	$1.76	$1.86	$1.80	$1.24	$1.05	$1.04	$0.84	$0.60	$1.02
Accumulation unit value at end of period	$2.26	$1.84	$1.76	$1.86	$1.80	$1.24	$1.05	$1.04	$0.84	$0.60
Number of accumulation units outstanding at end of period (000 omitted)	1,330	1,659	1,949	2,025	2,011	1,632	1,354	1,342	1,238	929

Columbia Variable Portfolio – Balanced Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.71	$1.63	$1.62	$1.48	$1.23	$1.09	$1.08	$0.97	$0.79	$1.13
Accumulation unit value at end of period	$1.94	$1.71	$1.63	$1.62	$1.48	$1.23	$1.09	$1.08	$0.97	$0.79
Number of accumulation units outstanding at end of period (000 omitted)	12,730	13,211	8,802	7,244	6,121	5,159	5,063	5,955	7,468	2,260

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.60	$0.54	$0.72	$0.93	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.61	$0.60	$0.54	$0.72	$0.93	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	228	318	116	45	25	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.48	$1.38	$1.35	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.77	$1.48	$1.38	$1.35	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,815	3,489	3,046	1,379	576	—	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.81	$1.69	$1.70	$1.49	$1.12	$1.00	$0.96	$0.83	$0.67	$1.17
Accumulation unit value at end of period	$2.22	$1.81	$1.69	$1.70	$1.49	$1.12	$1.00	$0.96	$0.83	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	1,501	1,790	2,057	2,122	1,928	2,295	1,582	1,062	1,185	914

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.87	$0.90	$0.92	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.88	$0.87	$0.90	$0.92	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	279	401	393	214	233	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.62	$1.44	$1.50	$1.38	$1.10	$0.97	$1.04	$0.90	$0.71	$1.20
Accumulation unit value at end of period	$1.83	$1.62	$1.44	$1.50	$1.38	$1.10	$0.97	$1.04	$0.90	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	13,382	16,421	18,221	20,996	22,807	23,548	27,856	32,441	313,086	252,046

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.97	$0.89	$0.91	$0.90	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.08	$0.97	$0.89	$0.91	$0.90	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	911	795	479	516	340	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.41	$1.35	$1.50	$1.55	$1.60	$1.34	$1.72	$1.45	$0.84	$1.83
Accumulation unit value at end of period	$2.05	$1.41	$1.35	$1.50	$1.55	$1.60	$1.34	$1.72	$1.45	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	4,668	4,902	5,383	6,050	6,987	7,513	9,013	10,790	37,952	71,157

Columbia Variable Portfolio – Global Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.16	$1.18	$1.28	$1.28	$1.40	$1.33	$1.28	$1.22	$1.10	$1.12
Accumulation unit value at end of period	$1.21	$1.16	$1.18	$1.28	$1.28	$1.40	$1.33	$1.28	$1.22	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	4,794	5,871	7,052	8,207	10,356	13,497	15,817	16,568	143,161	130,420

Columbia Variable Portfolio – Government Money Market Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$0.99	$1.00	$1.01	$1.02	$1.03	$1.04	$1.05	$1.06	$1.07	$1.06
Accumulation unit value at end of period	$0.98	$0.99	$1.00	$1.01	$1.02	$1.03	$1.04	$1.05	$1.06	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	7,596	9,689	12,323	12,595	17,103	15,607	22,516	27,422	40,034	78,386

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.92	$1.74	$1.78	$1.73	$1.65	$1.44	$1.38	$1.22	$0.80	$1.09
Accumulation unit value at end of period	$2.02	$1.92	$1.74	$1.78	$1.73	$1.65	$1.44	$1.38	$1.22	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	7,594	7,960	8,906	10,199	11,146	11,620	11,121	12,241	12,921	10,347

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.88	$1.71	$1.75	$1.71	$1.64	$1.44	$1.37	$1.23	$0.87	$1.08
Accumulation unit value at end of period	$1.98	$1.88	$1.71	$1.75	$1.71	$1.64	$1.44	$1.37	$1.23	$0.87
Number of accumulation units outstanding at end of period (000 omitted)	7,642	9,848	7,080	8,073	8,334	10,683	10,394	11,029	180,301	95,420

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    143

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.43	$1.38	$1.39	$1.33	$1.38	$1.30	$1.23	$1.15	$1.01	$1.09
Accumulation unit value at end of period	$1.46	$1.43	$1.38	$1.39	$1.33	$1.38	$1.30	$1.23	$1.15	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	17,399	19,852	21,448	23,449	28,282	41,230	41,410	46,358	442,738	396,544

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.79	$1.79	$1.66	$1.47	$1.14	$0.96	$1.00	$0.86	$0.64	$1.16
Accumulation unit value at end of period	$2.27	$1.79	$1.79	$1.66	$1.47	$1.14	$0.96	$1.00	$0.86	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	1,978	2,544	2,989	2,273	2,344	2,338	2,470	3,012	2,841	2,743

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.93	$1.75	$1.76	$1.57	$1.20	$1.05	$1.05	$0.92	$0.74	$1.19
Accumulation unit value at end of period	$2.32	$1.93	$1.75	$1.76	$1.57	$1.20	$1.05	$1.05	$0.92	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	5,710	6,068	5,707	6,118	5,851	4,407	3,792	3,814	3,971	3,649

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.03	$1.07	$1.07	$1.07	$1.02	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.08	$1.07	$1.03	$1.07	$1.07	$1.07	$1.02	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,956	1,984	937	802	599	110	7	8	—	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.00	$0.98	$0.99	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.09	$1.00	$0.98	$0.99	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,078	1,303	1,164	878	84	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.75	$1.73	$1.66	$1.57	$1.21	$1.10	$1.30	$1.04	$0.65	$1.18
Accumulation unit value at end of period	$2.13	$1.75	$1.73	$1.66	$1.57	$1.21	$1.10	$1.30	$1.04	$0.65
Number of accumulation units outstanding at end of period (000 omitted)	1,160	1,301	1,620	1,377	1,716	1,845	2,309	2,695	2,466	951

Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.87	$1.65	$1.76	$1.58	$1.16	$0.99	$1.10	$0.90	$0.65	$1.19
Accumulation unit value at end of period	$2.09	$1.87	$1.65	$1.76	$1.58	$1.16	$0.99	$1.10	$0.90	$0.65
Number of accumulation units outstanding at end of period (000 omitted)	3,350	4,286	4,963	5,906	6,339	6,153	8,067	9,643	26,538	41,871

Columbia Variable Portfolio – Overseas Core Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.17	$1.26	$1.21	$1.34	$1.11	$0.95	$1.10	$0.98	$0.77	$1.31
Accumulation unit value at end of period	$1.48	$1.17	$1.26	$1.21	$1.34	$1.11	$0.95	$1.10	$0.98	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	3,478	4,075	2,940	2,202	2,717	2,542	2,968	3,475	3,620	3,288

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.95	$1.65	$1.75	$1.59	$1.16	$0.99	$1.02	$0.86	$0.69	$1.15
Accumulation unit value at end of period	$2.33	$1.95	$1.65	$1.75	$1.59	$1.16	$0.99	$1.02	$0.86	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	2,020	1,456	1,722	2,272	1,951	1,309	1,120	1,238	753	543

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.92	$1.71	$1.78	$1.70	$1.16	$0.99	$1.10	$0.87	$0.63	$1.04
Accumulation unit value at end of period	$2.13	$1.92	$1.71	$1.78	$1.70	$1.16	$0.99	$1.10	$0.87	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	1,178	1,374	1,592	1,614	1,597	1,319	1,468	1,586	1,107	745

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.15	$1.13	$1.13	$1.08	$1.11	$1.10	$1.10	$1.08	$1.03	$1.07
Accumulation unit value at end of period	$1.17	$1.15	$1.13	$1.13	$1.08	$1.11	$1.10	$1.10	$1.08	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	3,983	5,037	5,249	5,620	6,635	10,948	10,315	13,992	14,488	13,686

Credit Suisse Trust – Commodity Return Strategy Portfolio (06/26/2006)
Accumulation unit value at beginning of period	$0.53	$0.48	$0.64	$0.79	$0.88	$0.91	$1.06	$0.91	$0.77	$1.18
Accumulation unit value at end of period	$0.53	$0.53	$0.48	$0.64	$0.79	$0.88	$0.91	$1.06	$0.91	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	3,293	3,663	3,939	4,416	4,966	6,077	7,027	6,597	6,272	4,552

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$1.11	$1.12	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.98	$1.00	$1.11	$1.12	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,359	1,864	1,233	478	437	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.42	$1.33	$1.36	$1.27	$1.35	$1.30	$1.19	$1.15	$1.09	$1.10
Accumulation unit value at end of period	$1.44	$1.42	$1.33	$1.36	$1.27	$1.35	$1.30	$1.19	$1.15	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	4,676	4,919	5,681	6,539	8,189	11,600	12,795	12,681	214,008	81,236

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.02	$0.99	$1.04	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.02	$0.99	$1.04	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	822	294	162	129	67	—	—	—	—	—

144    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
CTIVP SM – Loomis Sayles Growth Fund (Class 1) (04/29/2016)
Accumulation unit value at beginning of period	$1.06	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.06	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10,686	12,196	—	—	—	—	—	—	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.59	$1.46	$1.47	$1.33	$1.05	$0.95	$1.00	$0.91	$0.70	$1.15
Accumulation unit value at end of period	$1.89	$1.59	$1.46	$1.47	$1.33	$1.05	$0.95	$1.00	$0.91	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	1,910	2,230	2,566	2,943	3,439	3,763	4,460	5,128	244,849	135,010

CTIVP SM – Victory Sycamore Established Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$2.23	$1.87	$1.89	$1.70	$1.27	$1.09	$1.18	$0.98	$0.72	$1.16
Accumulation unit value at end of period	$2.56	$2.23	$1.87	$1.89	$1.70	$1.27	$1.09	$1.18	$0.98	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	1,356	1,192	1,140	872	1,021	1,061	832	889	792	682

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.99	$0.99	$1.00	$1.01	$1.02	$1.01	$1.00	$1.00	—	—
Accumulation unit value at end of period	$0.98	$0.99	$0.99	$1.00	$1.01	$1.02	$1.01	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	595	1,326	609	494	179	323	—	—	—	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.98	$0.94	$1.02	$1.00	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.04	$0.98	$0.94	$1.02	$1.00	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,547	1,861	2,009	2,308	2,148	650	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.12	$1.20	$1.20	$1.24	$1.07	$0.88	$1.05	$0.96	$0.78	$1.37
Accumulation unit value at end of period	$1.40	$1.12	$1.20	$1.20	$1.24	$1.07	$0.88	$1.05	$0.96	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	1,130	1,456	1,642	1,912	1,855	1,618	1,716	1,949	1,869	2,216

Eaton Vance VT Floating-Rate Income Fund – Initial Class (06/26/2006)
Accumulation unit value at beginning of period	$1.34	$1.24	$1.26	$1.27	$1.24	$1.16	$1.15	$1.06	$0.74	$1.03
Accumulation unit value at end of period	$1.37	$1.34	$1.24	$1.26	$1.27	$1.24	$1.16	$1.15	$1.06	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	9,838	11,874	12,910	17,715	20,466	16,282	18,777	17,997	118,218	85,447

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.88	$1.76	$1.77	$1.60	$1.24	$1.08	$1.12	$0.97	$0.72	$1.27
Accumulation unit value at end of period	$2.26	$1.88	$1.76	$1.77	$1.60	$1.24	$1.08	$1.12	$0.97	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	17,541	19,993	23,489	25,291	27,057	27,675	29,394	31,769	80,198	170,866

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.99	$1.80	$1.85	$1.76	$1.31	$1.15	$1.31	$1.03	$0.74	$1.24
Accumulation unit value at end of period	$2.37	$1.99	$1.80	$1.85	$1.76	$1.31	$1.15	$1.31	$1.03	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	10,475	11,433	13,029	14,322	15,544	16,147	18,656	21,472	79,888	111,747

Fidelity ® VIP Overseas Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.13	$1.21	$1.18	$1.30	$1.01	$0.85	$1.04	$0.93	$0.75	$1.34
Accumulation unit value at end of period	$1.46	$1.13	$1.21	$1.18	$1.30	$1.01	$0.85	$1.04	$0.93	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	2,518	2,832	3,540	3,542	3,821	3,742	4,698	5,049	5,548	5,707

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$0.98	$1.01	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.04	$0.98	$1.01	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9,670	7,768	5,987	3,825	1,696	—	—	—	—	—

Franklin Global Real Estate VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.03	$1.03	$1.04	$0.91	$0.90	$0.71	$0.77	$0.64	$0.54	$0.95
Accumulation unit value at end of period	$1.12	$1.03	$1.03	$1.04	$0.91	$0.90	$0.71	$0.77	$0.64	$0.54
Number of accumulation units outstanding at end of period (000 omitted)	3,612	4,530	5,128	5,625	5,561	5,431	5,753	5,597	5,633	6,070

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.15	$1.02	$1.11	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.25	$1.15	$1.02	$1.11	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,483	4,038	4,502	4,057	1,379	—	—	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.60	$1.40	$1.48	$1.40	$1.10	$0.98	$1.00	$0.91	$0.73	$1.17
Accumulation unit value at end of period	$1.72	$1.60	$1.40	$1.48	$1.40	$1.10	$0.98	$1.00	$0.91	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	5,037	6,234	7,031	7,839	8,676	9,331	10,509	11,979	12,441	13,358

Franklin Small Cap Value VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$2.00	$1.55	$1.70	$1.70	$1.26	$1.08	$1.13	$0.89	$0.70	$1.05
Accumulation unit value at end of period	$2.19	$2.00	$1.55	$1.70	$1.70	$1.26	$1.08	$1.13	$0.89	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	2,923	3,403	3,471	3,964	4,556	4,258	5,057	5,828	6,619	6,684

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    145

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.90	$0.91	$0.97	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.94	$0.90	$0.91	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	339	354	376	158	—	—	—	—	—	—

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.82	$1.66	$1.67	$1.45	$1.07	$0.94	$0.92	$0.82	$0.68	$1.10
Accumulation unit value at end of period	$2.23	$1.82	$1.66	$1.67	$1.45	$1.07	$0.94	$0.92	$0.82	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	2,472	2,800	2,981	3,178	3,364	3,355	3,539	3,820	3,784	3,714

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.50	$1.48	$1.43	$1.34	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.88	$1.50	$1.48	$1.43	$1.34	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	730	889	1,188	1,222	1,181	1,396	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.07	$0.97	$1.03	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.07	$0.97	$1.03	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,180	2,521	1,848	1,664	963	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.80	$1.55	$1.67	$1.55	$1.15	$0.98	$1.01	$0.88	$0.70	$1.10
Accumulation unit value at end of period	$2.09	$1.80	$1.55	$1.67	$1.55	$1.15	$0.98	$1.01	$0.88	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	3,262	4,154	4,933	5,547	5,921	6,137	7,166	8,232	81,027	107,604

Invesco V.I. Diversified Dividend Fund, Series II Shares (04/29/2011)
Accumulation unit value at beginning of period	$1.76	$1.56	$1.54	$1.39	$1.07	$0.92	$1.00	—	—	—
Accumulation unit value at end of period	$1.89	$1.76	$1.56	$1.54	$1.39	$1.07	$0.92	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,776	4,368	3,036	3,167	3,211	2,680	1,711	—	—	—

Invesco V.I. Health Care Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.97	$2.26	$2.22	$1.88	$1.35	$1.13	$1.10	$1.06	$0.84	$1.20
Accumulation unit value at end of period	$2.25	$1.97	$2.26	$2.22	$1.88	$1.35	$1.13	$1.10	$1.06	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	2,391	3,099	3,842	3,033	2,553	2,300	2,394	2,319	2,339	1,902

Invesco V.I. International Growth Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.42	$1.44	$1.50	$1.51	$1.29	$1.13	$1.22	$1.10	$0.82	$1.40
Accumulation unit value at end of period	$1.72	$1.42	$1.44	$1.50	$1.51	$1.29	$1.13	$1.22	$1.10	$0.82
Number of accumulation units outstanding at end of period (000 omitted)	3,869	4,758	5,566	5,715	5,562	5,774	6,515	7,072	94,818	82,817

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.40	$1.41	$1.41	$1.32	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.69	$1.40	$1.41	$1.41	$1.32	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	653	878	995	933	916	983	—	—	—	—

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$1.02	$1.13	$1.20	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$0.98	$1.02	$1.13	$1.20	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	849	1,412	2,208	2,516	1,366	—	—	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.02	$1.01	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.04	$1.02	$1.01	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,496	3,588	3,142	1,019	454	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.18	$1.16	$1.20	$1.18	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.36	$1.18	$1.16	$1.20	$1.18	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	200	490	762	830	755	26	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.55	$1.56	$1.50	$1.35	$1.05	$0.90	$0.96	$0.85	$0.63	$1.06
Accumulation unit value at end of period	$1.96	$1.55	$1.56	$1.50	$1.35	$1.05	$0.90	$0.96	$0.85	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	2,340	2,689	2,994	3,088	3,669	4,256	5,118	6,484	250,167	182,177

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.15	$1.12	$1.14	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.37	$1.15	$1.12	$1.14	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	795	1,051	1,101	963	297	—	—	—	—	—

MFS ® Massachusetts Investors Growth Stock Portfolio – Service Class (03/27/2015)
Accumulation unit value at beginning of period	$1.02	$0.98	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.30	$1.02	$0.98	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,925	3,417	4,032	—	—	—	—	—	—	—

146    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS ® Utilities Series – Service Class (06/26/2006)
Accumulation unit value at beginning of period	$2.06	$1.88	$2.22	$2.00	$1.68	$1.50	$1.42	$1.27	$0.96	$1.57
Accumulation unit value at end of period	$2.34	$2.06	$1.88	$2.22	$2.00	$1.68	$1.50	$1.42	$1.27	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	5,719	6,921	7,829	9,659	9,699	10,095	10,346	9,996	10,420	10,996

Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.41	$1.38	$1.42	$1.26	$1.24	$0.96	$1.08	$0.90	$0.64	$1.16
Accumulation unit value at end of period	$1.53	$1.41	$1.38	$1.42	$1.26	$1.24	$0.96	$1.08	$0.90	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	2,910	3,476	3,841	4,138	4,395	4,276	4,699	5,173	38,110	50,443

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.59	$1.77	$1.90	$1.89	$1.39	$1.29	$1.41	$1.07	$0.69	$1.31
Accumulation unit value at end of period	$2.19	$1.59	$1.77	$1.90	$1.89	$1.39	$1.29	$1.41	$1.07	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	1,491	1,752	2,334	2,300	2,465	2,512	3,626	3,564	3,043	2,825

Neuberger Berman AMT International Equity Portfolio (Class S) (06/26/2006)
Accumulation unit value at beginning of period	$1.13	$1.16	$1.16	$1.21	$1.04	$0.89	$1.02	$0.85	$0.64	$1.20
Accumulation unit value at end of period	$1.42	$1.13	$1.16	$1.16	$1.21	$1.04	$0.89	$1.02	$0.85	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	992	1,252	1,300	1,778	1,851	1,518	1,876	2,095	52,314	49,940

Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (06/26/2006)
Accumulation unit value at beginning of period	$1.90	$1.75	$1.78	$1.63	$1.20	$1.10	$1.14	$0.94	$0.72	$1.21
Accumulation unit value at end of period	$2.22	$1.90	$1.75	$1.78	$1.63	$1.20	$1.10	$1.14	$0.94	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	504	569	707	918	991	662	668	663	607	615

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.93	$0.99	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.91	$0.93	$0.99	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	96	166	183	22	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.59	$1.61	$1.57	$1.55	$1.24	$1.03	$1.14	$1.00	$0.72	$1.22
Accumulation unit value at end of period	$2.14	$1.59	$1.61	$1.57	$1.55	$1.24	$1.03	$1.14	$1.00	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	4,413	4,439	5,461	5,525	5,861	4,490	4,735	4,933	5,430	5,426

Oppenheimer Global Strategic Income Fund/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.49	$1.42	$1.47	$1.45	$1.47	$1.31	$1.32	$1.16	$0.99	$1.17
Accumulation unit value at end of period	$1.56	$1.49	$1.42	$1.47	$1.45	$1.47	$1.31	$1.32	$1.16	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	17,492	20,511	23,923	28,509	34,193	43,699	48,110	52,025	270,231	222,194

Oppenheimer Main Street Fund®/VA, Service Shares (04/28/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.08	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	962	—	—	—	—	—	—	—	—	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$2.03	$1.75	$1.88	$1.70	$1.22	$1.05	$1.09	$0.89	$0.66	$1.07
Accumulation unit value at end of period	$2.29	$2.03	$1.75	$1.88	$1.70	$1.22	$1.05	$1.09	$0.89	$0.66
Number of accumulation units outstanding at end of period (000 omitted)	4,511	4,440	4,959	5,186	5,141	4,035	4,137	4,833	5,411	5,373

PIMCO VIT All Asset Portfolio, Advisor Class (06/26/2006)
Accumulation unit value at beginning of period	$1.45	$1.30	$1.44	$1.45	$1.46	$1.29	$1.28	$1.14	$0.95	$1.14
Accumulation unit value at end of period	$1.62	$1.45	$1.30	$1.44	$1.45	$1.46	$1.29	$1.28	$1.14	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	6,179	6,974	7,992	11,029	13,849	16,929	14,599	13,843	143,534	158,174

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$0.99	$0.96	$0.97	$0.94	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.11	$0.99	$0.96	$0.97	$0.94	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	564	527	480	392	493	224	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$0.98	$0.99	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.04	$1.00	$0.98	$0.99	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,013	1,041	699	815	882	—	—	—	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.95	$0.93	$0.99	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.95	$0.93	$0.99	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,172	2,279	2,512	1,928	1,370	—	—	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.78	$0.53	$0.71	$0.77	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.86	$0.78	$0.53	$0.71	$0.77	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	965	907	517	383	252	—	—	—	—	—

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    147

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.55	$1.48	$1.51	$1.44	$1.21	$1.07	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.83	$1.55	$1.48	$1.51	$1.44	$1.21	$1.07	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	18,290	18,084	19,480	18,361	16,913	11,278	9,262	4,608	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.56	$1.48	$1.51	$1.45	$1.21	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.83	$1.56	$1.48	$1.51	$1.45	$1.21	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	69,853	85,425	101,828	112,722	159,290	166,110	194,646	212,702	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.21	$1.18	$1.19	$1.16	$1.13	$1.07	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.28	$1.21	$1.18	$1.19	$1.16	$1.13	$1.07	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	21,344	23,627	21,829	23,823	28,495	31,545	19,166	9,779	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.21	$1.18	$1.19	$1.16	$1.13	$1.07	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.28	$1.21	$1.18	$1.19	$1.16	$1.13	$1.07	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	104,085	124,787	125,527	143,992	196,119	303,502	278,439	245,306	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	262	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	109	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$1.02	$1.04	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.04	$1.02	$1.04	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	15,898	20,591	9,937	4,342	3,200	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.07	$1.05	$1.08	$1.04	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.07	$1.05	$1.08	$1.04	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	36,278	43,712	29,217	25,431	10,773	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.13	$1.11	$1.16	$1.11	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.32	$1.13	$1.11	$1.16	$1.11	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	376,744	400,705	433,187	406,321	157,403	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (04/30/2012)
Accumulation unit value at beginning of period	$1.18	$1.15	$1.20	$1.15	$1.02	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.34	$1.18	$1.15	$1.20	$1.15	$1.02	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,043,327	1,125,010	1,170,863	1,200,920	1,100,073	641,242	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.39	$1.34	$1.36	$1.31	$1.19	$1.08	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.56	$1.39	$1.34	$1.36	$1.31	$1.19	$1.08	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	122,374	134,036	137,136	140,189	138,150	112,004	87,051	57,790	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.39	$1.34	$1.36	$1.31	$1.19	$1.09	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.56	$1.39	$1.34	$1.36	$1.31	$1.19	$1.09	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,041,253	1,199,929	1,312,566	1,397,222	1,507,229	1,536,120	1,602,861	1,685,221	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.47	$1.41	$1.44	$1.38	$1.20	$1.08	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.69	$1.47	$1.41	$1.44	$1.38	$1.20	$1.08	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	62,034	67,718	74,985	74,633	75,415	60,473	51,157	33,804	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.47	$1.41	$1.44	$1.38	$1.21	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.69	$1.47	$1.41	$1.44	$1.38	$1.21	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	296,178	356,677	415,513	467,580	667,633	751,540	850,053	918,448	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.29	$1.26	$1.27	$1.23	$1.16	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.41	$1.29	$1.26	$1.27	$1.23	$1.16	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	41,189	46,140	48,963	52,873	54,918	57,975	38,847	21,323	—	—

148    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.05% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.30	$1.26	$1.28	$1.23	$1.16	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.41	$1.30	$1.26	$1.28	$1.23	$1.16	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	230,579	271,040	299,616	343,317	413,495	507,074	501,599	497,806	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.90	$1.53	$1.70	$1.69	$1.26	$1.13	$1.19	$0.97	$0.72	$1.06
Accumulation unit value at end of period	$2.01	$1.90	$1.53	$1.70	$1.69	$1.26	$1.13	$1.19	$0.97	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	1,882	2,343	2,599	2,933	3,253	3,807	4,661	5,660	145,260	131,215

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.01	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.01	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	955	37	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	28,319	5,720	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.02	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	13,110	3,581	—	—	—	—	—	—	—	—

Wanger International (06/26/2006)
Accumulation unit value at beginning of period	$1.58	$1.62	$1.64	$1.73	$1.43	$1.19	$1.41	$1.14	$0.77	$1.43
Accumulation unit value at end of period	$2.08	$1.58	$1.62	$1.64	$1.73	$1.43	$1.19	$1.41	$1.14	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	6,843	7,573	8,671	10,308	11,210	11,330	12,955	14,811	75,441	53,867

Wanger USA (06/26/2006)
Accumulation unit value at beginning of period	$1.99	$1.77	$1.80	$1.73	$1.31	$1.10	$1.15	$0.95	$0.67	$1.13
Accumulation unit value at end of period	$2.35	$1.99	$1.77	$1.80	$1.73	$1.31	$1.10	$1.15	$0.95	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	5,686	6,710	7,791	8,590	9,333	9,491	10,675	11,753	60,871	53,861

Wells Fargo VT International Equity Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.12	$1.09	$1.09	$1.16	$0.98	$0.87	$1.01	$0.88	$0.77	$1.33
Accumulation unit value at end of period	$1.38	$1.12	$1.09	$1.09	$1.16	$0.98	$0.87	$1.01	$0.88	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	2,155	2,149	2,611	2,312	2,392	3,014	3,409	3,739	122,714	2,444

Wells Fargo VT Opportunity Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$2.01	$1.81	$1.88	$1.72	$1.33	$1.17	$1.25	$1.02	$0.70	$1.18
Accumulation unit value at end of period	$2.39	$2.01	$1.81	$1.88	$1.72	$1.33	$1.17	$1.25	$1.02	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	1,778	2,084	2,414	2,781	3,268	3,173	4,080	1,135	1,197	1,080

Wells Fargo VT Small Cap Growth Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$2.11	$1.98	$2.06	$2.12	$1.43	$1.34	$1.42	$1.13	$0.75	$1.29
Accumulation unit value at end of period	$2.63	$2.11	$1.98	$2.06	$2.12	$1.43	$1.34	$1.42	$1.13	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	2,378	2,753	3,351	3,083	4,071	3,925	4,337	5,102	4,669	3,444

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.05	$0.92	$0.99	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.05	$0.92	$0.99	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	372	243	182	332	259	—	—	—	—	—
Variable account charges of 1.10% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.10	$1.07	$1.10	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.10	$1.07	$1.10	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,557	1,582	1,346	275	112	—	—	—	—	—

AB VPS Global Thematic Growth Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$1.34	$1.37	$1.35	$1.30	$1.07	$0.96	$1.26	$1.08	$0.71	$1.37
Accumulation unit value at end of period	$1.81	$1.34	$1.37	$1.35	$1.30	$1.07	$0.96	$1.26	$1.08	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	329	353	683	718	644	809	922	1,049	1,057	587

AB VPS Growth and Income Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$1.83	$1.66	$1.66	$1.53	$1.15	$0.99	$0.95	$0.85	$0.71	$1.22
Accumulation unit value at end of period	$2.14	$1.83	$1.66	$1.66	$1.53	$1.15	$0.99	$0.95	$0.85	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	826	1,048	1,208	1,376	1,459	1,519	1,717	1,850	2,039	1,592

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    149

Variable account charges of 1.10% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS International Value Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$0.82	$0.84	$0.83	$0.90	$0.74	$0.65	$0.82	$0.80	$0.60	$1.30
Accumulation unit value at end of period	$1.02	$0.82	$0.84	$0.83	$0.90	$0.74	$0.65	$0.82	$0.80	$0.60
Number of accumulation units outstanding at end of period (000 omitted)	5,524	6,152	6,685	7,038	7,467	8,409	10,020	11,867	40,250	87,244

AB VPS Large Cap Growth Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$2.01	$1.98	$1.81	$1.60	$1.18	$1.03	$1.08	$0.99	$0.73	$1.23
Accumulation unit value at end of period	$2.61	$2.01	$1.98	$1.81	$1.60	$1.18	$1.03	$1.08	$0.99	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	2,671	1,952	1,672	1,020	503	408	274	306	239	150

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.01	$0.72	$1.18	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.99	$1.01	$0.72	$1.18	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,146	5,317	4,814	3,399	938	—	—	—	—	—

American Century VP Mid Cap Value, Class II (06/26/2006)
Accumulation unit value at beginning of period	$2.48	$2.04	$2.10	$1.82	$1.42	$1.24	$1.26	$1.07	$0.83	$1.12
Accumulation unit value at end of period	$2.73	$2.48	$2.04	$2.10	$1.82	$1.42	$1.24	$1.26	$1.07	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	1,873	1,928	1,825	1,929	1,987	2,077	2,224	2,309	17,413	21,846

American Century VP Ultra®, Class II (06/26/2006)
Accumulation unit value at beginning of period	$1.95	$1.89	$1.80	$1.66	$1.23	$1.09	$1.09	$0.95	$0.72	$1.24
Accumulation unit value at end of period	$2.55	$1.95	$1.89	$1.80	$1.66	$1.23	$1.09	$1.09	$0.95	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	433	491	574	563	598	557	591	853	821	577

American Century VP Value, Class II (06/26/2006)
Accumulation unit value at beginning of period	$1.93	$1.63	$1.71	$1.53	$1.18	$1.04	$1.04	$0.93	$0.79	$1.09
Accumulation unit value at end of period	$2.08	$1.93	$1.63	$1.71	$1.53	$1.18	$1.04	$1.04	$0.93	$0.79
Number of accumulation units outstanding at end of period (000 omitted)	5,966	5,505	5,302	5,189	4,231	4,117	4,303	4,363	4,264	3,835

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.18	$1.15	$1.17	$1.16	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.33	$1.18	$1.15	$1.17	$1.16	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7,154	6,181	5,954	4,063	1,896	236	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (04/27/2007)
Accumulation unit value at beginning of period	$1.83	$1.75	$1.85	$1.80	$1.23	$1.04	$1.04	$0.84	$0.60	$1.02
Accumulation unit value at end of period	$2.25	$1.83	$1.75	$1.85	$1.80	$1.23	$1.04	$1.04	$0.84	$0.60
Number of accumulation units outstanding at end of period (000 omitted)	700	777	885	1,115	1,209	962	782	879	836	406

Columbia Variable Portfolio – Balanced Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.70	$1.62	$1.61	$1.48	$1.23	$1.09	$1.07	$0.97	$0.79	$1.13
Accumulation unit value at end of period	$1.93	$1.70	$1.62	$1.61	$1.48	$1.23	$1.09	$1.07	$0.97	$0.79
Number of accumulation units outstanding at end of period (000 omitted)	22,960	18,280	10,843	5,150	3,743	2,750	2,998	3,328	4,084	1,157

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.60	$0.54	$0.72	$0.92	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.61	$0.60	$0.54	$0.72	$0.92	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,450	967	618	235	124	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.47	$1.37	$1.35	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.77	$1.47	$1.37	$1.35	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7,256	6,616	4,171	1,820	821	—	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.80	$1.68	$1.69	$1.48	$1.12	$1.00	$0.96	$0.82	$0.67	$1.17
Accumulation unit value at end of period	$2.21	$1.80	$1.68	$1.69	$1.48	$1.12	$1.00	$0.96	$0.82	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	765	793	916	691	577	593	417	368	375	366

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.87	$0.90	$0.92	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.88	$0.87	$0.90	$0.92	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	248	365	570	447	976	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.61	$1.43	$1.49	$1.37	$1.09	$0.97	$1.03	$0.89	$0.71	$1.20
Accumulation unit value at end of period	$1.82	$1.61	$1.43	$1.49	$1.37	$1.09	$0.97	$1.03	$0.89	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	8,598	9,787	10,413	12,007	13,069	13,508	15,637	18,439	227,242	159,469

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.97	$0.88	$0.91	$0.90	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.07	$0.97	$0.88	$0.91	$0.90	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,331	840	802	669	274	—	—	—	—	—

150    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.10% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.40	$1.35	$1.50	$1.55	$1.60	$1.34	$1.71	$1.45	$0.84	$1.83
Accumulation unit value at end of period	$2.04	$1.40	$1.35	$1.50	$1.55	$1.60	$1.34	$1.71	$1.45	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	3,808	4,020	4,426	4,744	4,900	5,246	5,522	6,267	25,932	45,352

Columbia Variable Portfolio – Global Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.15	$1.18	$1.27	$1.28	$1.40	$1.33	$1.28	$1.21	$1.10	$1.12
Accumulation unit value at end of period	$1.21	$1.15	$1.18	$1.27	$1.28	$1.40	$1.33	$1.28	$1.21	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	1,799	2,008	2,372	2,776	3,332	5,795	6,279	7,961	103,933	79,449

Columbia Variable Portfolio – Government Money Market Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$0.98	$0.99	$1.00	$1.01	$1.02	$1.03	$1.05	$1.06	$1.07	$1.06
Accumulation unit value at end of period	$0.97	$0.98	$0.99	$1.00	$1.01	$1.02	$1.03	$1.05	$1.06	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	4,337	6,733	6,465	8,060	7,883	8,176	10,906	12,070	19,630	37,395

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.91	$1.73	$1.77	$1.73	$1.65	$1.44	$1.38	$1.22	$0.80	$1.08
Accumulation unit value at end of period	$2.01	$1.91	$1.73	$1.77	$1.73	$1.65	$1.44	$1.38	$1.22	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	3,140	3,446	4,091	4,629	4,680	5,322	5,135	6,185	5,553	2,850

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.87	$1.71	$1.74	$1.70	$1.64	$1.44	$1.37	$1.23	$0.87	$1.08
Accumulation unit value at end of period	$1.97	$1.87	$1.71	$1.74	$1.70	$1.64	$1.44	$1.37	$1.23	$0.87
Number of accumulation units outstanding at end of period (000 omitted)	3,398	3,891	2,871	3,433	4,478	5,369	4,947	5,172	132,844	59,935

Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.42	$1.37	$1.38	$1.33	$1.38	$1.29	$1.23	$1.14	$1.01	$1.09
Accumulation unit value at end of period	$1.46	$1.42	$1.37	$1.38	$1.33	$1.38	$1.29	$1.23	$1.14	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	5,770	6,615	7,001	8,289	11,516	18,800	19,814	22,789	328,316	248,818

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.78	$1.78	$1.65	$1.47	$1.14	$0.96	$1.00	$0.86	$0.64	$1.16
Accumulation unit value at end of period	$2.26	$1.78	$1.78	$1.65	$1.47	$1.14	$0.96	$1.00	$0.86	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	1,047	1,187	1,574	863	923	879	1,062	1,117	1,096	1,181

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.92	$1.74	$1.75	$1.56	$1.20	$1.05	$1.04	$0.92	$0.74	$1.19
Accumulation unit value at end of period	$2.31	$1.92	$1.74	$1.75	$1.56	$1.20	$1.05	$1.04	$0.92	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	13,049	10,466	8,407	5,799	2,862	2,240	2,396	2,080	1,603	1,026

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.03	$1.06	$1.07	$1.07	$1.02	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.08	$1.07	$1.03	$1.06	$1.07	$1.07	$1.02	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,891	1,617	2,529	1,414	319	181	60	30	—	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.99	$0.98	$0.99	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.09	$0.99	$0.98	$0.99	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	960	1,349	785	1,068	96	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.74	$1.73	$1.65	$1.56	$1.20	$1.09	$1.30	$1.04	$0.64	$1.18
Accumulation unit value at end of period	$2.12	$1.74	$1.73	$1.65	$1.56	$1.20	$1.09	$1.30	$1.04	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	546	543	670	565	784	929	1,540	1,299	899	309

Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.86	$1.65	$1.75	$1.58	$1.16	$0.99	$1.09	$0.90	$0.65	$1.19
Accumulation unit value at end of period	$2.08	$1.86	$1.65	$1.75	$1.58	$1.16	$0.99	$1.09	$0.90	$0.65
Number of accumulation units outstanding at end of period (000 omitted)	1,968	2,217	2,471	2,745	2,886	3,017	3,744	4,691	16,209	25,171

Columbia Variable Portfolio – Overseas Core Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.17	$1.26	$1.21	$1.34	$1.11	$0.95	$1.10	$0.97	$0.77	$1.31
Accumulation unit value at end of period	$1.47	$1.17	$1.26	$1.21	$1.34	$1.11	$0.95	$1.10	$0.97	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	2,738	3,179	1,273	991	1,183	1,325	1,620	1,824	1,873	1,656

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.94	$1.64	$1.74	$1.58	$1.16	$0.99	$1.02	$0.85	$0.69	$1.14
Accumulation unit value at end of period	$2.32	$1.94	$1.64	$1.74	$1.58	$1.16	$0.99	$1.02	$0.85	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	600	585	609	712	656	461	463	376	286	100

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.91	$1.70	$1.77	$1.69	$1.15	$0.99	$1.09	$0.87	$0.63	$1.04
Accumulation unit value at end of period	$2.12	$1.91	$1.70	$1.77	$1.69	$1.15	$0.99	$1.09	$0.87	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	674	761	875	918	896	781	676	617	362	263

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    151

Variable account charges of 1.10% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.14	$1.13	$1.12	$1.07	$1.11	$1.10	$1.10	$1.08	$1.03	$1.07
Accumulation unit value at end of period	$1.17	$1.14	$1.13	$1.12	$1.07	$1.11	$1.10	$1.10	$1.08	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	1,419	2,193	1,849	2,021	2,507	4,645	5,279	6,531	6,712	3,556

Credit Suisse Trust – Commodity Return Strategy Portfolio (06/26/2006)
Accumulation unit value at beginning of period	$0.53	$0.48	$0.64	$0.78	$0.88	$0.91	$1.05	$0.91	$0.77	$1.18
Accumulation unit value at end of period	$0.53	$0.53	$0.48	$0.64	$0.78	$0.88	$0.91	$1.05	$0.91	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	2,343	2,838	3,623	3,980	4,239	4,449	5,100	5,474	4,737	3,330

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$1.11	$1.12	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.99	$1.11	$1.12	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,173	2,302	1,526	677	424	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.42	$1.32	$1.35	$1.26	$1.35	$1.29	$1.19	$1.15	$1.09	$1.10
Accumulation unit value at end of period	$1.44	$1.42	$1.32	$1.35	$1.26	$1.35	$1.29	$1.19	$1.15	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	1,677	1,847	2,104	2,625	3,341	5,553	5,537	6,274	157,675	48,593

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.01	$0.99	$1.04	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.01	$0.99	$1.04	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,346	408	253	166	45	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 1) (04/29/2016)
Accumulation unit value at beginning of period	$1.06	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.06	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,002	6,553	—	—	—	—	—	—	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.58	$1.45	$1.46	$1.32	$1.04	$0.95	$1.00	$0.90	$0.70	$1.15
Accumulation unit value at end of period	$1.88	$1.58	$1.45	$1.46	$1.32	$1.04	$0.95	$1.00	$0.90	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	827	928	1,126	1,320	1,631	1,764	2,094	2,609	182,362	88,037

CTIVP SM – Victory Sycamore Established Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$2.22	$1.86	$1.88	$1.70	$1.26	$1.09	$1.18	$0.98	$0.72	$1.16
Accumulation unit value at end of period	$2.54	$2.22	$1.86	$1.88	$1.70	$1.26	$1.09	$1.18	$0.98	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	734	610	392	298	303	293	322	235	179	95

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.99	$0.99	$1.00	$1.00	$1.02	$1.01	$1.00	$1.00	—	—
Accumulation unit value at end of period	$0.98	$0.99	$0.99	$1.00	$1.00	$1.02	$1.01	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,492	1,631	924	492	117	89	44	44	—	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.98	$0.94	$1.02	$1.00	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.03	$0.98	$0.94	$1.02	$1.00	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,108	1,145	1,306	1,432	1,593	81	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.11	$1.19	$1.19	$1.24	$1.07	$0.88	$1.04	$0.96	$0.78	$1.37
Accumulation unit value at end of period	$1.39	$1.11	$1.19	$1.19	$1.24	$1.07	$0.88	$1.04	$0.96	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	766	878	1,022	955	1,018	1,139	1,401	1,476	1,405	1,322

Eaton Vance VT Floating-Rate Income Fund – Initial Class (06/26/2006)
Accumulation unit value at beginning of period	$1.33	$1.23	$1.26	$1.27	$1.23	$1.16	$1.14	$1.06	$0.74	$1.03
Accumulation unit value at end of period	$1.36	$1.33	$1.23	$1.26	$1.27	$1.23	$1.16	$1.14	$1.06	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	5,818	6,139	7,576	9,450	14,511	10,750	9,888	9,427	85,892	52,812

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.87	$1.75	$1.77	$1.60	$1.23	$1.07	$1.12	$0.97	$0.72	$1.27
Accumulation unit value at end of period	$2.25	$1.87	$1.75	$1.77	$1.60	$1.23	$1.07	$1.12	$0.97	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	18,152	17,607	19,080	17,069	16,550	16,893	19,196	20,266	55,492	108,730

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.98	$1.79	$1.84	$1.75	$1.30	$1.15	$1.31	$1.03	$0.74	$1.24
Accumulation unit value at end of period	$2.36	$1.98	$1.79	$1.84	$1.75	$1.30	$1.15	$1.31	$1.03	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	9,892	9,875	10,508	9,737	9,717	10,305	11,982	13,369	55,298	70,935

Fidelity ® VIP Overseas Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.13	$1.20	$1.18	$1.30	$1.01	$0.85	$1.04	$0.93	$0.74	$1.34
Accumulation unit value at end of period	$1.45	$1.13	$1.20	$1.18	$1.30	$1.01	$0.85	$1.04	$0.93	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	1,515	1,490	2,011	1,499	1,418	1,463	1,595	1,884	1,988	1,887

152    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.10% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$0.97	$1.00	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.04	$0.97	$1.00	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10,110	6,134	4,411	2,620	687	—	—	—	—	—

Franklin Global Real Estate VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.02	$1.03	$1.03	$0.91	$0.90	$0.71	$0.76	$0.64	$0.54	$0.95
Accumulation unit value at end of period	$1.12	$1.02	$1.03	$1.03	$0.91	$0.90	$0.71	$0.76	$0.64	$0.54
Number of accumulation units outstanding at end of period (000 omitted)	2,987	3,404	3,776	4,104	4,375	3,691	3,952	3,862	3,724	3,060

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.15	$1.02	$1.11	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.15	$1.02	$1.11	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8,105	7,168	5,696	4,262	778	—	—	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.60	$1.39	$1.48	$1.40	$1.10	$0.97	$0.99	$0.90	$0.73	$1.17
Accumulation unit value at end of period	$1.71	$1.60	$1.39	$1.48	$1.40	$1.10	$0.97	$0.99	$0.90	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	4,207	4,466	4,901	5,177	5,271	5,609	6,373	7,190	7,366	7,976

Franklin Small Cap Value VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.99	$1.55	$1.69	$1.70	$1.26	$1.08	$1.13	$0.89	$0.70	$1.05
Accumulation unit value at end of period	$2.18	$1.99	$1.55	$1.69	$1.70	$1.26	$1.08	$1.13	$0.89	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	3,729	3,512	3,279	3,329	3,110	3,178	3,786	3,986	3,930	3,508

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.90	$0.91	$0.97	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.94	$0.90	$0.91	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	622	558	375	70	—	—	—	—	—	—

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.81	$1.65	$1.67	$1.45	$1.06	$0.94	$0.91	$0.82	$0.68	$1.10
Accumulation unit value at end of period	$2.22	$1.81	$1.65	$1.67	$1.45	$1.06	$0.94	$0.91	$0.82	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	767	792	1,001	980	1,064	1,083	1,023	1,238	1,364	1,887

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.49	$1.48	$1.43	$1.34	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.88	$1.49	$1.48	$1.43	$1.34	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	271	248	369	432	438	425	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.07	$0.97	$1.03	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.07	$0.97	$1.03	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,372	4,742	3,739	3,808	2,661	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.79	$1.55	$1.67	$1.54	$1.15	$0.98	$1.01	$0.88	$0.69	$1.09
Accumulation unit value at end of period	$2.08	$1.79	$1.55	$1.67	$1.54	$1.15	$0.98	$1.01	$0.88	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	1,909	2,249	2,546	2,877	3,585	3,976	4,635	4,681	59,457	70,085

Invesco V.I. Diversified Dividend Fund, Series II Shares (04/29/2011)
Accumulation unit value at beginning of period	$1.76	$1.55	$1.54	$1.39	$1.07	$0.91	$1.00	—	—	—
Accumulation unit value at end of period	$1.89	$1.76	$1.55	$1.54	$1.39	$1.07	$0.91	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,970	2,397	1,631	1,660	1,702	1,562	1,651	—	—	—

Invesco V.I. Health Care Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.96	$2.25	$2.21	$1.87	$1.35	$1.13	$1.10	$1.06	$0.84	$1.20
Accumulation unit value at end of period	$2.24	$1.96	$2.25	$2.21	$1.87	$1.35	$1.13	$1.10	$1.06	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	1,748	1,949	2,703	1,707	1,246	962	1,130	988	923	830

Invesco V.I. International Growth Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.41	$1.43	$1.49	$1.50	$1.28	$1.12	$1.22	$1.10	$0.82	$1.40
Accumulation unit value at end of period	$1.71	$1.41	$1.43	$1.49	$1.50	$1.28	$1.12	$1.22	$1.10	$0.82
Number of accumulation units outstanding at end of period (000 omitted)	2,075	2,389	2,945	2,805	2,809	3,039	3,450	3,301	69,225	53,378

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.40	$1.40	$1.40	$1.32	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.69	$1.40	$1.40	$1.40	$1.32	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	643	796	933	840	909	969	—	—	—	—

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$1.02	$1.13	$1.20	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$0.98	$1.02	$1.13	$1.20	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,474	3,013	4,414	5,165	1,754	—	—	—	—	—

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    153

Variable account charges of 1.10% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.02	$1.01	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.04	$1.02	$1.01	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,839	4,370	2,374	979	299	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.18	$1.16	$1.20	$1.18	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.36	$1.18	$1.16	$1.20	$1.18	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	709	408	505	267	90	2	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.54	$1.56	$1.50	$1.34	$1.05	$0.89	$0.96	$0.85	$0.63	$1.06
Accumulation unit value at end of period	$1.95	$1.54	$1.56	$1.50	$1.34	$1.05	$0.89	$0.96	$0.85	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	1,939	1,956	2,118	2,005	2,391	2,790	3,226	3,982	186,397	119,627

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.15	$1.12	$1.14	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.37	$1.15	$1.12	$1.14	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,638	1,810	2,427	2,205	389	—	—	—	—	—

MFS ® Massachusetts Investors Growth Stock Portfolio – Service Class (03/27/2015)
Accumulation unit value at beginning of period	$1.02	$0.98	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.29	$1.02	$0.98	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,208	2,381	2,412	—	—	—	—	—	—	—

MFS ® Utilities Series – Service Class (06/26/2006)
Accumulation unit value at beginning of period	$2.05	$1.87	$2.21	$1.99	$1.67	$1.49	$1.42	$1.26	$0.96	$1.56
Accumulation unit value at end of period	$2.33	$2.05	$1.87	$2.21	$1.99	$1.67	$1.49	$1.42	$1.26	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	5,295	5,654	5,455	5,666	5,179	4,763	5,414	4,597	4,766	4,903

Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.41	$1.38	$1.41	$1.25	$1.24	$0.96	$1.08	$0.89	$0.64	$1.16
Accumulation unit value at end of period	$1.52	$1.41	$1.38	$1.41	$1.25	$1.24	$0.96	$1.08	$0.89	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	1,532	2,140	2,695	2,846	3,090	3,076	3,474	3,753	28,363	32,801

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.59	$1.76	$1.89	$1.88	$1.38	$1.29	$1.40	$1.07	$0.69	$1.31
Accumulation unit value at end of period	$2.17	$1.59	$1.76	$1.89	$1.88	$1.38	$1.29	$1.40	$1.07	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	1,378	1,322	1,535	1,428	1,412	1,732	2,237	1,802	1,865	2,003

Neuberger Berman AMT International Equity Portfolio (Class S) (06/26/2006)
Accumulation unit value at beginning of period	$1.13	$1.16	$1.15	$1.21	$1.04	$0.88	$1.02	$0.84	$0.63	$1.20
Accumulation unit value at end of period	$1.41	$1.13	$1.16	$1.15	$1.21	$1.04	$0.88	$1.02	$0.84	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	921	936	1,079	1,129	1,135	1,263	1,289	1,411	38,615	32,229

Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (06/26/2006)
Accumulation unit value at beginning of period	$1.89	$1.74	$1.77	$1.63	$1.20	$1.09	$1.14	$0.94	$0.72	$1.21
Accumulation unit value at end of period	$2.21	$1.89	$1.74	$1.77	$1.63	$1.20	$1.09	$1.14	$0.94	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	493	491	525	493	429	473	543	527	473	442

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.93	$0.99	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.91	$0.93	$0.99	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	505	362	277	70	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.58	$1.60	$1.56	$1.55	$1.23	$1.03	$1.14	$0.99	$0.72	$1.22
Accumulation unit value at end of period	$2.13	$1.58	$1.60	$1.56	$1.55	$1.23	$1.03	$1.14	$0.99	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	4,417	3,560	3,994	3,187	2,734	2,626	2,786	2,749	2,662	2,483

Oppenheimer Global Strategic Income Fund/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.48	$1.41	$1.46	$1.44	$1.46	$1.31	$1.31	$1.16	$0.99	$1.17
Accumulation unit value at end of period	$1.56	$1.48	$1.41	$1.46	$1.44	$1.46	$1.31	$1.31	$1.16	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	9,029	10,303	12,175	13,930	17,016	21,536	23,258	25,717	187,936	133,107

Oppenheimer Main Street Fund®/VA, Service Shares (04/28/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.08	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	386	—	—	—	—	—	—	—	—	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$2.02	$1.74	$1.87	$1.69	$1.22	$1.05	$1.08	$0.89	$0.66	$1.07
Accumulation unit value at end of period	$2.28	$2.02	$1.74	$1.87	$1.69	$1.22	$1.05	$1.08	$0.89	$0.66
Number of accumulation units outstanding at end of period (000 omitted)	3,784	3,362	3,050	2,678	2,685	2,726	3,160	3,510	3,623	3,710

154    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.10% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
PIMCO VIT All Asset Portfolio, Advisor Class (06/26/2006)
Accumulation unit value at beginning of period	$1.44	$1.29	$1.44	$1.45	$1.46	$1.29	$1.28	$1.14	$0.95	$1.14
Accumulation unit value at end of period	$1.62	$1.44	$1.29	$1.44	$1.45	$1.46	$1.29	$1.28	$1.14	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	3,180	3,154	3,648	5,504	6,989	9,044	8,355	8,208	106,125	101,673

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$0.98	$0.96	$0.97	$0.94	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.11	$0.98	$0.96	$0.97	$0.94	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	658	680	654	380	207	90	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$0.98	$0.99	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.03	$1.00	$0.98	$0.99	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,577	2,632	1,389	1,099	576	—	—	—	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.95	$0.93	$0.99	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.95	$0.93	$0.99	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,922	2,933	2,739	2,694	1,200	—	—	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.78	$0.53	$0.71	$0.77	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.86	$0.78	$0.53	$0.71	$0.77	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,106	1,598	1,361	721	355	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.55	$1.48	$1.51	$1.44	$1.21	$1.07	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.82	$1.55	$1.48	$1.51	$1.44	$1.21	$1.07	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	37,388	37,852	40,657	39,641	37,097	30,798	27,379	9,088	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.55	$1.48	$1.51	$1.44	$1.21	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.82	$1.55	$1.48	$1.51	$1.44	$1.21	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	41,390	47,922	57,650	61,976	97,109	109,832	142,959	168,024	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.20	$1.18	$1.19	$1.15	$1.13	$1.07	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.28	$1.20	$1.18	$1.19	$1.15	$1.13	$1.07	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	20,282	22,999	19,512	19,398	24,424	33,352	25,356	11,374	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.20	$1.18	$1.19	$1.15	$1.13	$1.07	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.28	$1.20	$1.18	$1.19	$1.15	$1.13	$1.07	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	39,711	50,597	52,520	64,928	107,857	191,955	172,997	169,771	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,674	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,261	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$1.02	$1.04	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.04	$1.02	$1.04	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	78,932	84,132	49,423	29,190	12,422	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.07	$1.05	$1.08	$1.04	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.07	$1.05	$1.08	$1.04	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	266,316	281,192	203,172	143,077	60,795	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.13	$1.11	$1.16	$1.11	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.31	$1.13	$1.11	$1.16	$1.11	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,376,963	1,281,709	1,150,172	795,285	303,834	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.10	$1.07	$1.11	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.10	$1.07	$1.11	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,895,549	1,830,017	1,498,589	1,060,757	459,820	—	—	—	—	—

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    155

Variable account charges of 1.10% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.38	$1.34	$1.36	$1.31	$1.19	$1.08	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.55	$1.38	$1.34	$1.36	$1.31	$1.19	$1.08	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	231,878	234,086	230,941	221,597	205,380	188,879	158,255	77,581	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.39	$1.34	$1.36	$1.31	$1.19	$1.08	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.55	$1.39	$1.34	$1.36	$1.31	$1.19	$1.08	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	601,348	670,062	745,592	820,237	964,702	1,029,788	1,147,869	1,296,870	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.47	$1.41	$1.43	$1.38	$1.20	$1.08	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.69	$1.47	$1.41	$1.43	$1.38	$1.20	$1.08	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	134,450	135,206	138,540	133,178	135,654	118,429	110,904	43,655	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.47	$1.41	$1.44	$1.38	$1.20	$1.08	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.69	$1.47	$1.41	$1.44	$1.38	$1.20	$1.08	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	142,292	164,597	194,703	218,248	350,986	428,503	553,318	640,890	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.29	$1.25	$1.27	$1.23	$1.16	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.40	$1.29	$1.25	$1.27	$1.23	$1.16	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	55,606	57,950	53,926	50,355	50,123	55,877	48,500	25,835	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.29	$1.26	$1.27	$1.23	$1.16	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.41	$1.29	$1.26	$1.27	$1.23	$1.16	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	133,233	161,724	177,375	206,057	275,868	368,244	376,142	404,992	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.89	$1.52	$1.70	$1.68	$1.26	$1.12	$1.19	$0.97	$0.71	$1.06
Accumulation unit value at end of period	$2.00	$1.89	$1.52	$1.70	$1.68	$1.26	$1.12	$1.19	$0.97	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	756	877	1,076	1,237	1,526	1,854	2,309	2,880	107,087	85,156

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.01	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.01	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	13,765	1,592	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	163,769	36,430	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.02	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	131,449	18,587	—	—	—	—	—	—	—	—

Wanger International (06/26/2006)
Accumulation unit value at beginning of period	$1.58	$1.62	$1.63	$1.73	$1.43	$1.19	$1.40	$1.14	$0.77	$1.43
Accumulation unit value at end of period	$2.07	$1.58	$1.62	$1.63	$1.73	$1.43	$1.19	$1.40	$1.14	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	4,156	4,380	4,923	5,399	5,572	5,891	6,758	7,421	52,684	32,472

Wanger USA (06/26/2006)
Accumulation unit value at beginning of period	$1.98	$1.76	$1.79	$1.73	$1.30	$1.10	$1.15	$0.94	$0.67	$1.12
Accumulation unit value at end of period	$2.34	$1.98	$1.76	$1.79	$1.73	$1.30	$1.10	$1.15	$0.94	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	3,146	3,468	4,034	4,250	4,824	5,244	5,910	6,752	42,795	34,099

Wells Fargo VT International Equity Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.11	$1.09	$1.08	$1.16	$0.98	$0.87	$1.01	$0.88	$0.77	$1.33
Accumulation unit value at end of period	$1.37	$1.11	$1.09	$1.08	$1.16	$0.98	$0.87	$1.01	$0.88	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	1,286	1,209	1,496	1,484	1,596	1,820	1,958	2,182	91,809	1,394

Wells Fargo VT Opportunity Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$2.00	$1.80	$1.88	$1.72	$1.33	$1.16	$1.24	$1.02	$0.70	$1.17
Accumulation unit value at end of period	$2.38	$2.00	$1.80	$1.88	$1.72	$1.33	$1.16	$1.24	$1.02	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	1,333	1,398	1,592	1,680	1,777	2,194	2,727	711	701	883

Wells Fargo VT Small Cap Growth Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$2.10	$1.97	$2.05	$2.11	$1.42	$1.33	$1.41	$1.13	$0.75	$1.29
Accumulation unit value at end of period	$2.61	$2.10	$1.97	$2.05	$2.11	$1.42	$1.33	$1.41	$1.13	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	2,114	2,098	2,213	1,782	1,684	1,836	1,868	2,174	1,953	1,467

156    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.10% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.05	$0.92	$0.99	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.05	$0.92	$0.99	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	862	475	350	442	234	—	—	—	—	—
Variable account charges of 1.25% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.09	$1.07	$1.10	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.09	$1.07	$1.10	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	28	81	56	48	—	—	—	—	—

AB VPS Global Thematic Growth Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$1.32	$1.35	$1.33	$1.29	$1.06	$0.95	$1.25	$1.07	$0.71	$1.36
Accumulation unit value at end of period	$1.78	$1.32	$1.35	$1.33	$1.29	$1.06	$0.95	$1.25	$1.07	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	46	17	16	18	37	42	48	56	84	38

AB VPS Growth and Income Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$1.80	$1.64	$1.64	$1.52	$1.14	$0.99	$0.94	$0.84	$0.71	$1.21
Accumulation unit value at end of period	$2.11	$1.80	$1.64	$1.64	$1.52	$1.14	$0.99	$0.94	$0.84	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	100	153	166	200	202	247	277	181	220	213

AB VPS International Value Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$0.81	$0.83	$0.82	$0.89	$0.73	$0.65	$0.81	$0.79	$0.60	$1.29
Accumulation unit value at end of period	$1.00	$0.81	$0.83	$0.82	$0.89	$0.73	$0.65	$0.81	$0.79	$0.60
Number of accumulation units outstanding at end of period (000 omitted)	709	635	697	817	857	911	1,158	1,366	2,588	5,358

AB VPS Large Cap Growth Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$1.97	$1.95	$1.78	$1.59	$1.17	$1.02	$1.07	$0.99	$0.73	$1.23
Accumulation unit value at end of period	$2.57	$1.97	$1.95	$1.78	$1.59	$1.17	$1.02	$1.07	$0.99	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	108	202	204	75	70	39	17	20	9	12

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.00	$0.72	$1.17	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.98	$1.00	$0.72	$1.17	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	374	312	297	213	65	—	—	—	—	—

American Century VP Mid Cap Value, Class II (06/26/2006)
Accumulation unit value at beginning of period	$2.44	$2.01	$2.07	$1.80	$1.41	$1.23	$1.25	$1.07	$0.83	$1.11
Accumulation unit value at end of period	$2.69	$2.44	$2.01	$2.07	$1.80	$1.41	$1.23	$1.25	$1.07	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	277	276	265	311	302	323	327	359	844	1,325

American Century VP Ultra®, Class II (06/26/2006)
Accumulation unit value at beginning of period	$1.92	$1.87	$1.78	$1.64	$1.21	$1.08	$1.09	$0.95	$0.71	$1.24
Accumulation unit value at end of period	$2.51	$1.92	$1.87	$1.78	$1.64	$1.21	$1.08	$1.09	$0.95	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	182	145	135	124	105	96	96	90	96	60

American Century VP Value, Class II (06/26/2006)
Accumulation unit value at beginning of period	$1.90	$1.60	$1.69	$1.52	$1.17	$1.03	$1.04	$0.93	$0.78	$1.09
Accumulation unit value at end of period	$2.04	$1.90	$1.60	$1.69	$1.52	$1.17	$1.03	$1.04	$0.93	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	658	735	784	875	941	1,133	1,106	984	753	477

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.17	$1.14	$1.17	$1.16	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.31	$1.17	$1.14	$1.17	$1.16	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	271	247	307	367	268	31	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (04/27/2007)
Accumulation unit value at beginning of period	$1.80	$1.73	$1.83	$1.78	$1.22	$1.04	$1.04	$0.84	$0.59	$1.02
Accumulation unit value at end of period	$2.21	$1.80	$1.73	$1.83	$1.78	$1.22	$1.04	$1.04	$0.84	$0.59
Number of accumulation units outstanding at end of period (000 omitted)	75	76	48	71	69	46	47	46	51	16

Columbia Variable Portfolio – Balanced Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.68	$1.60	$1.59	$1.46	$1.22	$1.08	$1.07	$0.96	$0.78	$1.13
Accumulation unit value at end of period	$1.90	$1.68	$1.60	$1.59	$1.46	$1.22	$1.08	$1.07	$0.96	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	2,218	2,295	1,730	1,332	1,286	912	953	983	874	134

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.60	$0.54	$0.72	$0.92	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.60	$0.60	$0.54	$0.72	$0.92	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3	25	3	7	4	—	—	—	—	—

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    157

Variable account charges of 1.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.46	$1.37	$1.35	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.76	$1.46	$1.37	$1.35	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	141	158	50	25	3	—	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.77	$1.66	$1.67	$1.46	$1.11	$0.99	$0.95	$0.82	$0.67	$1.17
Accumulation unit value at end of period	$2.17	$1.77	$1.66	$1.67	$1.46	$1.11	$0.99	$0.95	$0.82	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	265	267	302	262	253	251	209	162	160	123

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.86	$0.90	$0.92	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.87	$0.86	$0.90	$0.92	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	24	9	30	38	28	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.58	$1.41	$1.47	$1.36	$1.08	$0.96	$1.03	$0.89	$0.71	$1.20
Accumulation unit value at end of period	$1.79	$1.58	$1.41	$1.47	$1.36	$1.08	$0.96	$1.03	$0.89	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	1,611	1,749	1,706	1,947	2,125	2,176	2,480	2,761	11,781	9,201

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.97	$0.88	$0.90	$0.90	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.07	$0.97	$0.88	$0.90	$0.90	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	144	45	49	48	18	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.38	$1.33	$1.48	$1.53	$1.58	$1.33	$1.70	$1.44	$0.84	$1.83
Accumulation unit value at end of period	$2.00	$1.38	$1.33	$1.48	$1.53	$1.58	$1.33	$1.70	$1.44	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	594	568	582	601	628	662	686	847	1,478	2,146

Columbia Variable Portfolio – Global Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.13	$1.16	$1.26	$1.26	$1.38	$1.32	$1.27	$1.21	$1.10	$1.12
Accumulation unit value at end of period	$1.19	$1.13	$1.16	$1.26	$1.26	$1.38	$1.32	$1.27	$1.21	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	376	436	489	580	711	1,175	1,327	1,441	7,312	6,376

Columbia Variable Portfolio – Government Money Market Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$0.96	$0.98	$0.99	$1.00	$1.01	$1.03	$1.04	$1.05	$1.06	$1.05
Accumulation unit value at end of period	$0.96	$0.96	$0.98	$0.99	$1.00	$1.01	$1.03	$1.04	$1.05	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	1,981	2,566	2,643	2,894	3,509	4,019	4,601	4,655	7,805	12,817

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.88	$1.71	$1.75	$1.71	$1.63	$1.43	$1.37	$1.21	$0.80	$1.08
Accumulation unit value at end of period	$1.98	$1.88	$1.71	$1.75	$1.71	$1.63	$1.43	$1.37	$1.21	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	470	567	598	628	622	847	822	741	732	714

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.84	$1.68	$1.72	$1.68	$1.62	$1.43	$1.36	$1.22	$0.87	$1.08
Accumulation unit value at end of period	$1.94	$1.84	$1.68	$1.72	$1.68	$1.62	$1.43	$1.36	$1.22	$0.87
Number of accumulation units outstanding at end of period (000 omitted)	653	767	399	464	532	750	713	895	7,104	3,302

Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.40	$1.35	$1.37	$1.31	$1.36	$1.28	$1.22	$1.14	$1.01	$1.09
Accumulation unit value at end of period	$1.43	$1.40	$1.35	$1.37	$1.31	$1.36	$1.28	$1.22	$1.14	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	1,030	1,259	1,483	1,578	1,936	3,269	3,034	3,814	21,366	18,072

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.76	$1.76	$1.63	$1.45	$1.13	$0.95	$0.99	$0.86	$0.63	$1.15
Accumulation unit value at end of period	$2.22	$1.76	$1.76	$1.63	$1.45	$1.13	$0.95	$0.99	$0.86	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	208	221	250	190	183	221	250	311	255	110

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.89	$1.72	$1.73	$1.54	$1.19	$1.04	$1.04	$0.91	$0.74	$1.18
Accumulation unit value at end of period	$2.27	$1.89	$1.72	$1.73	$1.54	$1.19	$1.04	$1.04	$0.91	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	661	497	409	329	302	406	438	441	294	214

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.02	$1.06	$1.07	$1.07	$1.02	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.06	$1.06	$1.02	$1.06	$1.07	$1.07	$1.02	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	255	218	110	58	5	5	—	—	—	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.99	$0.97	$0.99	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.08	$0.99	$0.97	$0.99	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	94	149	190	187	27	—	—	—	—	—

158    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.72	$1.70	$1.63	$1.54	$1.19	$1.08	$1.29	$1.04	$0.64	$1.18
Accumulation unit value at end of period	$2.08	$1.72	$1.70	$1.63	$1.54	$1.19	$1.08	$1.29	$1.04	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	43	45	37	44	48	106	118	127	95	46

Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.83	$1.62	$1.73	$1.56	$1.15	$0.98	$1.09	$0.90	$0.64	$1.19
Accumulation unit value at end of period	$2.05	$1.83	$1.62	$1.73	$1.56	$1.15	$0.98	$1.09	$0.90	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	165	179	190	232	256	297	403	460	951	1,356

Columbia Variable Portfolio – Overseas Core Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.15	$1.24	$1.19	$1.32	$1.10	$0.94	$1.09	$0.97	$0.77	$1.31
Accumulation unit value at end of period	$1.44	$1.15	$1.24	$1.19	$1.32	$1.10	$0.94	$1.09	$0.97	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	521	546	112	104	136	200	273	313	271	145

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.91	$1.61	$1.72	$1.56	$1.15	$0.98	$1.01	$0.85	$0.68	$1.14
Accumulation unit value at end of period	$2.28	$1.91	$1.61	$1.72	$1.56	$1.15	$0.98	$1.01	$0.85	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	46	60	59	75	90	127	81	89	53	5

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.88	$1.67	$1.75	$1.67	$1.14	$0.98	$1.09	$0.87	$0.63	$1.04
Accumulation unit value at end of period	$2.09	$1.88	$1.67	$1.75	$1.67	$1.14	$0.98	$1.09	$0.87	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	79	77	68	61	65	54	59	82	83	22

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.12	$1.11	$1.11	$1.06	$1.10	$1.09	$1.09	$1.07	$1.03	$1.07
Accumulation unit value at end of period	$1.15	$1.12	$1.11	$1.11	$1.06	$1.10	$1.09	$1.09	$1.07	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	302	843	865	678	1,029	1,516	1,823	2,648	2,470	1,011

Credit Suisse Trust – Commodity Return Strategy Portfolio (06/26/2006)
Accumulation unit value at beginning of period	$0.52	$0.47	$0.63	$0.77	$0.87	$0.90	$1.05	$0.91	$0.77	$1.18
Accumulation unit value at end of period	$0.52	$0.52	$0.47	$0.63	$0.77	$0.87	$0.90	$1.05	$0.91	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	252	282	327	379	504	498	583	663	769	609

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$1.10	$1.12	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.99	$1.10	$1.12	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	199	486	531	171	135	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.39	$1.30	$1.34	$1.25	$1.34	$1.28	$1.18	$1.15	$1.09	$1.10
Accumulation unit value at end of period	$1.41	$1.39	$1.30	$1.34	$1.25	$1.34	$1.28	$1.18	$1.15	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	478	511	558	613	683	1,029	1,099	1,299	9,808	3,985

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.01	$0.98	$1.03	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.01	$0.98	$1.03	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	56	23	13	12	18	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 1) (04/29/2016)
Accumulation unit value at beginning of period	$1.06	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.39	$1.06	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,124	1,251	—	—	—	—	—	—	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.55	$1.43	$1.44	$1.31	$1.03	$0.94	$0.99	$0.90	$0.69	$1.14
Accumulation unit value at end of period	$1.84	$1.55	$1.43	$1.44	$1.31	$1.03	$0.94	$0.99	$0.90	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	123	131	161	169	177	173	218	345	7,802	4,317

CTIVP SM – Victory Sycamore Established Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$2.19	$1.84	$1.86	$1.68	$1.25	$1.08	$1.17	$0.97	$0.72	$1.15
Accumulation unit value at end of period	$2.50	$2.19	$1.84	$1.86	$1.68	$1.25	$1.08	$1.17	$0.97	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	132	134	138	80	80	62	74	61	32	32

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.98	$0.98	$0.99	$1.00	$1.02	$1.01	$1.00	$1.00	—	—
Accumulation unit value at end of period	$0.97	$0.98	$0.98	$0.99	$1.00	$1.02	$1.01	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	96	159	31	15	—	—	—	—	—	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.97	$0.93	$1.01	$0.99	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.02	$0.97	$0.93	$1.01	$0.99	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	166	179	187	189	143	24	—	—	—	—

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    159

Variable account charges of 1.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.09	$1.17	$1.18	$1.23	$1.06	$0.87	$1.04	$0.96	$0.78	$1.36
Accumulation unit value at end of period	$1.37	$1.09	$1.17	$1.18	$1.23	$1.06	$0.87	$1.04	$0.96	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	129	166	187	214	274	236	280	311	312	230

Eaton Vance VT Floating-Rate Income Fund – Initial Class (06/26/2006)
Accumulation unit value at beginning of period	$1.31	$1.22	$1.24	$1.25	$1.22	$1.15	$1.14	$1.05	$0.74	$1.03
Accumulation unit value at end of period	$1.34	$1.31	$1.22	$1.24	$1.25	$1.22	$1.15	$1.14	$1.05	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	1,315	1,474	1,719	1,905	2,312	1,779	2,005	1,589	5,344	4,095

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.84	$1.73	$1.74	$1.58	$1.22	$1.07	$1.11	$0.96	$0.72	$1.27
Accumulation unit value at end of period	$2.21	$1.84	$1.73	$1.74	$1.58	$1.22	$1.07	$1.11	$0.96	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	2,805	2,773	2,874	2,898	3,127	2,960	2,966	3,081	4,468	6,247

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.95	$1.76	$1.81	$1.73	$1.29	$1.14	$1.30	$1.02	$0.74	$1.24
Accumulation unit value at end of period	$2.32	$1.95	$1.76	$1.81	$1.73	$1.29	$1.14	$1.30	$1.02	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	1,125	1,239	1,339	1,457	1,636	1,733	1,819	2,025	3,636	4,270

Fidelity ® VIP Overseas Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.11	$1.19	$1.16	$1.28	$1.00	$0.84	$1.03	$0.92	$0.74	$1.34
Accumulation unit value at end of period	$1.43	$1.11	$1.19	$1.16	$1.28	$1.00	$0.84	$1.03	$0.92	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	274	345	373	289	300	301	320	390	449	372

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$0.97	$1.00	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.03	$0.97	$1.00	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,571	1,054	506	549	206	—	—	—	—	—

Franklin Global Real Estate VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.00	$1.00	$1.01	$0.89	$0.88	$0.70	$0.75	$0.63	$0.53	$0.94
Accumulation unit value at end of period	$1.09	$1.00	$1.00	$1.01	$0.89	$0.88	$0.70	$0.75	$0.63	$0.53
Number of accumulation units outstanding at end of period (000 omitted)	303	479	559	563	614	557	568	694	600	374

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.14	$1.01	$1.10	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.14	$1.01	$1.10	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	313	274	210	441	35	—	—	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.58	$1.38	$1.47	$1.39	$1.10	$0.97	$1.00	$0.91	$0.73	$1.17
Accumulation unit value at end of period	$1.69	$1.58	$1.38	$1.47	$1.39	$1.10	$0.97	$1.00	$0.91	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	571	566	673	727	817	855	946	1,026	936	862

Franklin Small Cap Value VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.97	$1.53	$1.67	$1.68	$1.25	$1.07	$1.13	$0.89	$0.70	$1.05
Accumulation unit value at end of period	$2.15	$1.97	$1.53	$1.67	$1.68	$1.25	$1.07	$1.13	$0.89	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	174	175	188	232	247	259	295	341	328	274

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.90	$0.91	$0.97	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.93	$0.90	$0.91	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	12	28	—	3	—	—	—	—	—	—

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.78	$1.63	$1.65	$1.43	$1.05	$0.93	$0.91	$0.81	$0.68	$1.09
Accumulation unit value at end of period	$2.18	$1.78	$1.63	$1.65	$1.43	$1.05	$0.93	$0.91	$0.81	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	238	258	284	331	374	351	304	348	278	233

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.48	$1.47	$1.42	$1.33	$0.96	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.86	$1.48	$1.47	$1.42	$1.33	$0.96	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	89	106	94	88	88	88	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.06	$0.97	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.06	$0.97	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	237	206	239	223	184	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.76	$1.52	$1.64	$1.53	$1.14	$0.97	$1.00	$0.88	$0.69	$1.09
Accumulation unit value at end of period	$2.04	$1.76	$1.52	$1.64	$1.53	$1.14	$0.97	$1.00	$0.88	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	359	430	461	527	593	614	703	826	3,240	3,645

160    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Invesco V.I. Diversified Dividend Fund, Series II Shares (04/29/2011)
Accumulation unit value at beginning of period	$1.74	$1.54	$1.53	$1.38	$1.07	$0.91	$1.00	—	—	—
Accumulation unit value at end of period	$1.87	$1.74	$1.54	$1.53	$1.38	$1.07	$0.91	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	260	294	228	99	85	92	68	—	—	—

Invesco V.I. Health Care Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.93	$2.21	$2.18	$1.85	$1.33	$1.12	$1.09	$1.06	$0.84	$1.19
Accumulation unit value at end of period	$2.20	$1.93	$2.21	$2.18	$1.85	$1.33	$1.12	$1.09	$1.06	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	175	183	191	131	115	85	97	39	42	21

Invesco V.I. International Growth Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.39	$1.41	$1.47	$1.49	$1.27	$1.11	$1.21	$1.09	$0.82	$1.39
Accumulation unit value at end of period	$1.68	$1.39	$1.41	$1.47	$1.49	$1.27	$1.11	$1.21	$1.09	$0.82
Number of accumulation units outstanding at end of period (000 omitted)	325	335	381	359	344	313	319	368	3,232	2,467

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.39	$1.40	$1.40	$1.31	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.67	$1.39	$1.40	$1.40	$1.31	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	97	108	102	67	65	63	—	—	—	—

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$1.02	$1.12	$1.20	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$0.98	$1.02	$1.12	$1.20	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	106	100	160	214	436	—	—	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.01	$1.00	$1.01	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.03	$1.01	$1.00	$1.01	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	327	678	515	154	61	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.17	$1.15	$1.20	$1.17	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.17	$1.15	$1.20	$1.17	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5	6	9	43	30	—	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.52	$1.54	$1.48	$1.33	$1.04	$0.89	$0.95	$0.84	$0.63	$1.06
Accumulation unit value at end of period	$1.92	$1.52	$1.54	$1.48	$1.33	$1.04	$0.89	$0.95	$0.84	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	206	234	247	220	240	320	359	477	8,361	5,624

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.14	$1.12	$1.14	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.36	$1.14	$1.12	$1.14	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	107	132	150	408	267	—	—	—	—	—

MFS ® Massachusetts Investors Growth Stock Portfolio – Service Class (03/27/2015)
Accumulation unit value at beginning of period	$1.02	$0.97	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.29	$1.02	$0.97	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	477	606	718	—	—	—	—	—	—	—

MFS ® Utilities Series – Service Class (06/26/2006)
Accumulation unit value at beginning of period	$2.02	$1.84	$2.19	$1.97	$1.66	$1.48	$1.41	$1.26	$0.96	$1.56
Accumulation unit value at end of period	$2.29	$2.02	$1.84	$2.19	$1.97	$1.66	$1.48	$1.41	$1.26	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	533	465	405	487	504	486	531	519	499	436

Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.38	$1.36	$1.39	$1.24	$1.22	$0.95	$1.07	$0.89	$0.64	$1.16
Accumulation unit value at end of period	$1.50	$1.38	$1.36	$1.39	$1.24	$1.22	$0.95	$1.07	$0.89	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	251	256	266	279	306	312	356	436	1,306	1,624

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.56	$1.73	$1.87	$1.86	$1.37	$1.28	$1.39	$1.07	$0.69	$1.31
Accumulation unit value at end of period	$2.14	$1.56	$1.73	$1.87	$1.86	$1.37	$1.28	$1.39	$1.07	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	252	254	234	241	229	221	205	188	206	163

Neuberger Berman AMT International Equity Portfolio (Class S) (06/26/2006)
Accumulation unit value at beginning of period	$1.11	$1.14	$1.14	$1.19	$1.02	$0.88	$1.01	$0.84	$0.63	$1.19
Accumulation unit value at end of period	$1.39	$1.11	$1.14	$1.14	$1.19	$1.02	$0.88	$1.01	$0.84	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	110	86	85	97	94	104	91	109	1,622	1,455

Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (06/26/2006)
Accumulation unit value at beginning of period	$1.86	$1.72	$1.75	$1.61	$1.19	$1.08	$1.13	$0.93	$0.72	$1.21
Accumulation unit value at end of period	$2.17	$1.86	$1.72	$1.75	$1.61	$1.19	$1.08	$1.13	$0.93	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	77	94	107	104	130	118	128	113	71	70

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    161

Variable account charges of 1.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.92	$0.98	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.91	$0.92	$0.98	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.56	$1.58	$1.54	$1.53	$1.22	$1.02	$1.13	$0.99	$0.72	$1.22
Accumulation unit value at end of period	$2.10	$1.56	$1.58	$1.54	$1.53	$1.22	$1.02	$1.13	$0.99	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	680	802	801	756	828	838	847	807	631	521

Oppenheimer Global Strategic Income Fund/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.46	$1.39	$1.44	$1.43	$1.45	$1.30	$1.31	$1.15	$0.99	$1.17
Accumulation unit value at end of period	$1.53	$1.46	$1.39	$1.44	$1.43	$1.45	$1.30	$1.31	$1.15	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	1,416	1,653	1,859	2,144	3,076	3,703	4,013	4,615	13,258	11,659

Oppenheimer Main Street Fund®/VA, Service Shares (04/28/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.08	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	73	—	—	—	—	—	—	—	—	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.99	$1.71	$1.85	$1.68	$1.21	$1.04	$1.08	$0.89	$0.66	$1.07
Accumulation unit value at end of period	$2.24	$1.99	$1.71	$1.85	$1.68	$1.21	$1.04	$1.08	$0.89	$0.66
Number of accumulation units outstanding at end of period (000 omitted)	209	277	336	337	336	340	352	430	378	262

PIMCO VIT All Asset Portfolio, Advisor Class (06/26/2006)
Accumulation unit value at beginning of period	$1.42	$1.27	$1.42	$1.43	$1.45	$1.28	$1.27	$1.14	$0.95	$1.14
Accumulation unit value at end of period	$1.59	$1.42	$1.27	$1.42	$1.43	$1.45	$1.28	$1.27	$1.14	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	718	726	913	1,683	2,030	2,306	2,096	1,585	5,695	5,995

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$0.98	$0.95	$0.97	$0.94	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.10	$0.98	$0.95	$0.97	$0.94	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1	—	2	2	2	—	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$0.98	$0.99	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.03	$0.99	$0.98	$0.99	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	34	26	26	18	9	—	—	—	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.94	$0.93	$0.98	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.94	$0.93	$0.98	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	215	254	282	225	135	—	—	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.78	$0.53	$0.71	$0.76	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.86	$0.78	$0.53	$0.71	$0.76	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	98	78	67	25	5	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.53	$1.47	$1.49	$1.43	$1.20	$1.07	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.80	$1.53	$1.47	$1.49	$1.43	$1.20	$1.07	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,825	1,783	1,797	1,578	1,962	1,512	1,375	203	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.54	$1.47	$1.50	$1.44	$1.20	$1.07	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.80	$1.54	$1.47	$1.50	$1.44	$1.20	$1.07	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,850	4,142	4,286	4,659	4,445	4,233	4,638	4,914	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.17	$1.18	$1.15	$1.13	$1.06	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.26	$1.19	$1.17	$1.18	$1.15	$1.13	$1.06	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,614	3,291	3,828	3,847	3,852	4,741	3,692	1,762	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.17	$1.18	$1.15	$1.13	$1.06	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.26	$1.19	$1.17	$1.18	$1.15	$1.13	$1.06	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,125	6,697	7,405	8,911	11,518	19,722	19,589	23,879	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	37	—	—	—	—	—	—	—	—	—

162    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.03	$1.01	$1.03	$1.00	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.09	$1.03	$1.01	$1.03	$1.00	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	69	75	1	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.03	$1.01	$1.04	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.03	$1.01	$1.04	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	11	31	—	204	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.04	$1.02	$1.07	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.04	$1.02	$1.07	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	167	108	160	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.04	$1.02	$1.06	$1.02	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.04	$1.02	$1.06	$1.02	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	444	272	125	91	—	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.37	$1.33	$1.35	$1.30	$1.18	$1.08	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.53	$1.37	$1.33	$1.35	$1.30	$1.18	$1.08	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	13,990	15,131	15,649	17,400	18,017	15,675	14,804	7,564	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.37	$1.33	$1.35	$1.30	$1.18	$1.08	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.53	$1.37	$1.33	$1.35	$1.30	$1.18	$1.08	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	20,849	25,392	28,829	31,949	37,695	40,536	45,364	50,299	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.45	$1.40	$1.43	$1.37	$1.20	$1.08	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.67	$1.45	$1.40	$1.43	$1.37	$1.20	$1.08	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7,268	7,740	8,379	8,171	8,503	7,743	7,528	3,727	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.45	$1.40	$1.43	$1.37	$1.20	$1.08	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.67	$1.45	$1.40	$1.43	$1.37	$1.20	$1.08	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	16,507	17,667	19,413	20,043	19,987	19,791	22,032	24,539	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.28	$1.24	$1.26	$1.22	$1.15	$1.07	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.39	$1.28	$1.24	$1.26	$1.22	$1.15	$1.07	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,656	5,138	5,279	6,166	6,354	7,326	6,257	1,853	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.28	$1.25	$1.27	$1.22	$1.16	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.39	$1.28	$1.25	$1.27	$1.22	$1.16	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9,409	10,952	13,639	16,144	18,523	22,396	24,570	26,919	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.86	$1.50	$1.68	$1.66	$1.25	$1.11	$1.18	$0.96	$0.71	$1.05
Accumulation unit value at end of period	$1.97	$1.86	$1.50	$1.68	$1.66	$1.25	$1.11	$1.18	$0.96	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	126	138	122	141	197	230	322	442	4,674	3,930

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.00	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.00	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	25	—	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.02	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    163

Variable account charges of 1.25% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Wanger International (06/26/2006)
Accumulation unit value at beginning of period	$1.55	$1.59	$1.61	$1.71	$1.41	$1.18	$1.39	$1.13	$0.76	$1.42
Accumulation unit value at end of period	$2.04	$1.55	$1.59	$1.61	$1.71	$1.41	$1.18	$1.39	$1.13	$0.76
Number of accumulation units outstanding at end of period (000 omitted)	584	663	688	663	698	717	782	886	2,664	1,819

Wanger USA (06/26/2006)
Accumulation unit value at beginning of period	$1.95	$1.73	$1.77	$1.71	$1.29	$1.09	$1.14	$0.94	$0.67	$1.12
Accumulation unit value at end of period	$2.30	$1.95	$1.73	$1.77	$1.71	$1.29	$1.09	$1.14	$0.94	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	563	603	632	696	834	881	928	987	2,463	2,064

Wells Fargo VT International Equity Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.10	$1.07	$1.07	$1.14	$0.97	$0.86	$1.00	$0.87	$0.77	$1.33
Accumulation unit value at end of period	$1.35	$1.10	$1.07	$1.07	$1.14	$0.97	$0.86	$1.00	$0.87	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	289	217	281	252	204	195	219	250	4,686	97

Wells Fargo VT Opportunity Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.97	$1.77	$1.85	$1.70	$1.32	$1.15	$1.24	$1.01	$0.69	$1.17
Accumulation unit value at end of period	$2.34	$1.97	$1.77	$1.85	$1.70	$1.32	$1.15	$1.24	$1.01	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	103	113	127	141	185	226	291	83	61	40

Wells Fargo VT Small Cap Growth Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$2.07	$1.94	$2.02	$2.09	$1.41	$1.32	$1.40	$1.12	$0.74	$1.28
Accumulation unit value at end of period	$2.57	$2.07	$1.94	$2.02	$2.09	$1.41	$1.32	$1.40	$1.12	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	137	163	178	208	253	295	313	351	260	183

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$0.91	$0.98	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.04	$0.91	$0.98	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	180	71	12	32	8	—	—	—	—	—
Variable account charges of 1.30% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.09	$1.07	$1.09	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.09	$1.07	$1.09	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,259	815	1,024	598	412	—	—	—	—	—

AB VPS Global Thematic Growth Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$1.32	$1.34	$1.33	$1.28	$1.06	$0.95	$1.25	$1.07	$0.71	$1.36
Accumulation unit value at end of period	$1.77	$1.32	$1.34	$1.33	$1.28	$1.06	$0.95	$1.25	$1.07	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	122	131	174	194	213	214	293	443	419	280

AB VPS Growth and Income Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$1.79	$1.63	$1.63	$1.51	$1.14	$0.98	$0.94	$0.84	$0.71	$1.21
Accumulation unit value at end of period	$2.09	$1.79	$1.63	$1.63	$1.51	$1.14	$0.98	$0.94	$0.84	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	263	353	421	461	512	480	431	492	733	800

AB VPS International Value Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$0.81	$0.82	$0.82	$0.88	$0.73	$0.65	$0.81	$0.79	$0.60	$1.29
Accumulation unit value at end of period	$1.00	$0.81	$0.82	$0.82	$0.88	$0.73	$0.65	$0.81	$0.79	$0.60
Number of accumulation units outstanding at end of period (000 omitted)	2,511	2,895	2,994	3,285	3,513	3,914	4,688	5,887	17,833	45,368

AB VPS Large Cap Growth Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$1.96	$1.94	$1.78	$1.58	$1.17	$1.02	$1.07	$0.99	$0.73	$1.23
Accumulation unit value at end of period	$2.55	$1.96	$1.94	$1.78	$1.58	$1.17	$1.02	$1.07	$0.99	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	1,412	1,489	1,486	1,000	814	630	485	344	242	206

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.00	$0.72	$1.17	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.98	$1.00	$0.72	$1.17	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,684	2,792	2,313	1,891	742	—	—	—	—	—

American Century VP Mid Cap Value, Class II (06/26/2006)
Accumulation unit value at beginning of period	$2.43	$2.00	$2.06	$1.80	$1.40	$1.22	$1.25	$1.06	$0.83	$1.11
Accumulation unit value at end of period	$2.67	$2.43	$2.00	$2.06	$1.80	$1.40	$1.22	$1.25	$1.06	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	965	1,000	930	986	1,059	1,168	1,278	1,384	6,247	11,348

American Century VP Ultra®, Class II (06/26/2006)
Accumulation unit value at beginning of period	$1.91	$1.86	$1.77	$1.64	$1.21	$1.08	$1.08	$0.95	$0.71	$1.24
Accumulation unit value at end of period	$2.49	$1.91	$1.86	$1.77	$1.64	$1.21	$1.08	$1.08	$0.95	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	176	169	168	226	233	312	337	421	482	466

164    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
American Century VP Value, Class II (06/26/2006)
Accumulation unit value at beginning of period	$1.89	$1.59	$1.68	$1.51	$1.16	$1.03	$1.03	$0.93	$0.78	$1.08
Accumulation unit value at end of period	$2.03	$1.89	$1.59	$1.68	$1.51	$1.16	$1.03	$1.03	$0.93	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	3,434	3,493	3,401	3,354	3,201	3,226	2,947	2,972	3,160	2,591

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.17	$1.14	$1.17	$1.16	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.31	$1.17	$1.14	$1.17	$1.16	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,420	4,445	3,549	2,594	2,067	295	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (04/27/2007)
Accumulation unit value at beginning of period	$1.79	$1.72	$1.82	$1.77	$1.22	$1.04	$1.03	$0.84	$0.59	$1.01
Accumulation unit value at end of period	$2.20	$1.79	$1.72	$1.82	$1.77	$1.22	$1.04	$1.03	$0.84	$0.59
Number of accumulation units outstanding at end of period (000 omitted)	294	375	392	540	640	444	337	376	292	292

Columbia Variable Portfolio – Balanced Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.67	$1.59	$1.58	$1.46	$1.21	$1.08	$1.07	$0.96	$0.78	$1.13
Accumulation unit value at end of period	$1.89	$1.67	$1.59	$1.58	$1.46	$1.21	$1.08	$1.07	$0.96	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	12,961	11,038	7,831	4,461	3,300	1,982	2,107	2,324	2,917	622

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.60	$0.54	$0.72	$0.92	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.60	$0.60	$0.54	$0.72	$0.92	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	440	419	135	20	21	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.46	$1.37	$1.35	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.75	$1.46	$1.37	$1.35	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,209	1,974	1,507	867	406	—	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.76	$1.65	$1.66	$1.46	$1.11	$0.98	$0.95	$0.82	$0.67	$1.17
Accumulation unit value at end of period	$2.16	$1.76	$1.65	$1.66	$1.46	$1.11	$0.98	$0.95	$0.82	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	434	528	653	452	325	423	340	256	304	444

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.86	$0.90	$0.92	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.87	$0.86	$0.90	$0.92	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	670	809	661	347	407	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.58	$1.41	$1.46	$1.35	$1.08	$0.96	$1.02	$0.89	$0.71	$1.20
Accumulation unit value at end of period	$1.78	$1.58	$1.41	$1.46	$1.35	$1.08	$0.96	$1.02	$0.89	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	3,692	4,268	4,803	5,900	6,330	6,495	7,829	9,754	98,890	78,564

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.96	$0.88	$0.90	$0.90	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.06	$0.96	$0.88	$0.90	$0.90	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	742	406	412	399	139	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.37	$1.32	$1.47	$1.53	$1.57	$1.32	$1.70	$1.44	$0.84	$1.83
Accumulation unit value at end of period	$1.99	$1.37	$1.32	$1.47	$1.53	$1.57	$1.32	$1.70	$1.44	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	1,327	1,441	1,555	1,798	1,981	2,151	2,465	3,314	10,719	21,216

Columbia Variable Portfolio – Global Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.13	$1.16	$1.25	$1.26	$1.38	$1.31	$1.27	$1.21	$1.10	$1.12
Accumulation unit value at end of period	$1.18	$1.13	$1.16	$1.25	$1.26	$1.38	$1.31	$1.27	$1.21	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	1,522	1,765	2,159	2,639	3,322	4,691	5,320	6,376	53,805	47,521

Columbia Variable Portfolio – Government Money Market Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$0.96	$0.97	$0.98	$1.00	$1.01	$1.02	$1.04	$1.05	$1.06	$1.05
Accumulation unit value at end of period	$0.95	$0.96	$0.97	$0.98	$1.00	$1.01	$1.02	$1.04	$1.05	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	1,507	1,950	2,535	2,203	3,150	3,834	4,783	8,312	14,792	30,883

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.87	$1.70	$1.74	$1.70	$1.63	$1.42	$1.36	$1.21	$0.80	$1.08
Accumulation unit value at end of period	$1.97	$1.87	$1.70	$1.74	$1.70	$1.63	$1.42	$1.36	$1.21	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	1,782	1,953	2,122	2,643	2,887	3,491	3,685	4,147	4,227	2,938

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.83	$1.67	$1.71	$1.67	$1.61	$1.42	$1.36	$1.22	$0.87	$1.08
Accumulation unit value at end of period	$1.92	$1.83	$1.67	$1.71	$1.67	$1.61	$1.42	$1.36	$1.22	$0.87
Number of accumulation units outstanding at end of period (000 omitted)	2,379	2,759	2,039	2,291	2,726	3,545	3,834	4,656	62,856	31,638

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    165

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.39	$1.35	$1.36	$1.31	$1.36	$1.28	$1.22	$1.14	$1.01	$1.09
Accumulation unit value at end of period	$1.42	$1.39	$1.35	$1.36	$1.31	$1.36	$1.28	$1.22	$1.14	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	4,255	4,677	5,083	5,830	7,338	12,205	12,964	15,943	167,503	147,502

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.75	$1.75	$1.62	$1.44	$1.12	$0.95	$0.99	$0.86	$0.63	$1.15
Accumulation unit value at end of period	$2.20	$1.75	$1.75	$1.62	$1.44	$1.12	$0.95	$0.99	$0.86	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	334	356	489	307	340	357	332	442	473	586

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.88	$1.71	$1.72	$1.54	$1.18	$1.04	$1.03	$0.91	$0.73	$1.18
Accumulation unit value at end of period	$2.25	$1.88	$1.71	$1.72	$1.54	$1.18	$1.04	$1.03	$0.91	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	8,997	6,483	4,885	3,201	2,371	1,317	1,085	1,006	911	1,062

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.05	$1.01	$1.05	$1.06	$1.07	$1.02	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.06	$1.05	$1.01	$1.05	$1.06	$1.07	$1.02	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,491	1,348	741	790	859	471	294	154	—	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.99	$0.97	$0.99	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.08	$0.99	$0.97	$0.99	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	489	778	462	66	8	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.71	$1.69	$1.63	$1.54	$1.19	$1.08	$1.29	$1.04	$0.64	$1.18
Accumulation unit value at end of period	$2.07	$1.71	$1.69	$1.63	$1.54	$1.19	$1.08	$1.29	$1.04	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	233	264	318	287	320	335	469	651	529	153

Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.82	$1.61	$1.72	$1.55	$1.14	$0.98	$1.08	$0.90	$0.64	$1.19
Accumulation unit value at end of period	$2.03	$1.82	$1.61	$1.72	$1.55	$1.14	$0.98	$1.08	$0.90	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	873	1,086	1,226	1,501	1,702	1,798	2,073	2,723	6,758	12,410

Columbia Variable Portfolio – Overseas Core Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.14	$1.23	$1.19	$1.32	$1.09	$0.94	$1.09	$0.97	$0.77	$1.31
Accumulation unit value at end of period	$1.44	$1.14	$1.23	$1.19	$1.32	$1.09	$0.94	$1.09	$0.97	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	1,151	1,197	565	507	678	781	1,050	1,317	1,358	1,342

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.90	$1.61	$1.71	$1.56	$1.15	$0.98	$1.01	$0.85	$0.68	$1.14
Accumulation unit value at end of period	$2.27	$1.90	$1.61	$1.71	$1.56	$1.15	$0.98	$1.01	$0.85	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	307	318	415	543	606	354	337	384	274	159

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.87	$1.67	$1.74	$1.67	$1.14	$0.98	$1.08	$0.87	$0.63	$1.04
Accumulation unit value at end of period	$2.07	$1.87	$1.67	$1.74	$1.67	$1.14	$0.98	$1.08	$0.87	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	417	420	483	546	582	444	404	366	285	123

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.12	$1.10	$1.10	$1.06	$1.09	$1.09	$1.09	$1.07	$1.03	$1.07
Accumulation unit value at end of period	$1.14	$1.12	$1.10	$1.10	$1.06	$1.09	$1.09	$1.09	$1.07	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	1,178	1,530	2,031	2,404	2,847	4,567	5,602	6,485	6,519	5,026

Credit Suisse Trust – Commodity Return Strategy Portfolio (06/26/2006)
Accumulation unit value at beginning of period	$0.52	$0.47	$0.63	$0.77	$0.87	$0.90	$1.04	$0.91	$0.77	$1.18
Accumulation unit value at end of period	$0.52	$0.52	$0.47	$0.63	$0.77	$0.87	$0.90	$1.04	$0.91	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	1,089	1,507	1,504	1,709	1,860	2,201	2,577	2,791	2,321	1,653

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$1.10	$1.12	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.99	$1.10	$1.12	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	773	882	922	380	208	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.39	$1.29	$1.33	$1.24	$1.33	$1.28	$1.18	$1.14	$1.09	$1.10
Accumulation unit value at end of period	$1.40	$1.39	$1.29	$1.33	$1.24	$1.33	$1.28	$1.18	$1.14	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	1,523	1,842	2,139	3,581	4,077	5,536	6,489	7,441	79,690	30,533

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.01	$0.98	$1.03	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.01	$0.98	$1.03	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,006	333	146	49	8	—	—	—	—	—

166    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
CTIVP SM – Loomis Sayles Growth Fund (Class 1) (04/29/2016)
Accumulation unit value at beginning of period	$1.05	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.38	$1.05	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,432	2,923	—	—	—	—	—	—	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.54	$1.43	$1.44	$1.30	$1.03	$0.94	$0.99	$0.90	$0.69	$1.14
Accumulation unit value at end of period	$1.83	$1.54	$1.43	$1.44	$1.30	$1.03	$0.94	$0.99	$0.90	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	657	795	858	899	1,057	1,033	1,276	1,523	76,995	42,822

CTIVP SM – Victory Sycamore Established Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$2.18	$1.83	$1.85	$1.67	$1.25	$1.08	$1.17	$0.97	$0.72	$1.15
Accumulation unit value at end of period	$2.48	$2.18	$1.83	$1.85	$1.67	$1.25	$1.08	$1.17	$0.97	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	356	232	152	146	136	171	180	165	158	145

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.97	$0.98	$0.99	$1.00	$1.01	$1.01	$1.00	$1.00	—	—
Accumulation unit value at end of period	$0.97	$0.97	$0.98	$0.99	$1.00	$1.01	$1.01	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,341	514	478	223	118	80	38	41	—	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.97	$0.93	$1.01	$0.99	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.02	$0.97	$0.93	$1.01	$0.99	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	725	838	915	1,276	808	562	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.09	$1.17	$1.17	$1.22	$1.05	$0.87	$1.03	$0.95	$0.77	$1.36
Accumulation unit value at end of period	$1.36	$1.09	$1.17	$1.17	$1.22	$1.05	$0.87	$1.03	$0.95	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	201	219	259	283	345	325	458	646	764	826

Eaton Vance VT Floating-Rate Income Fund – Initial Class (06/26/2006)
Accumulation unit value at beginning of period	$1.30	$1.21	$1.24	$1.25	$1.22	$1.15	$1.13	$1.05	$0.74	$1.03
Accumulation unit value at end of period	$1.33	$1.30	$1.21	$1.24	$1.25	$1.22	$1.15	$1.13	$1.05	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	4,370	5,071	5,699	7,119	9,645	7,197	8,341	8,780	44,355	33,621

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.83	$1.72	$1.74	$1.57	$1.22	$1.06	$1.11	$0.96	$0.72	$1.27
Accumulation unit value at end of period	$2.20	$1.83	$1.72	$1.74	$1.57	$1.22	$1.06	$1.11	$0.96	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	8,887	9,360	9,956	9,348	9,784	10,025	10,542	11,951	26,262	55,331

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.94	$1.75	$1.81	$1.73	$1.29	$1.14	$1.29	$1.02	$0.74	$1.24
Accumulation unit value at end of period	$2.31	$1.94	$1.75	$1.81	$1.73	$1.29	$1.14	$1.29	$1.02	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	4,675	4,625	5,025	4,931	4,905	4,805	5,555	6,949	23,688	36,142

Fidelity ® VIP Overseas Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.10	$1.18	$1.16	$1.28	$1.00	$0.84	$1.03	$0.92	$0.74	$1.34
Accumulation unit value at end of period	$1.42	$1.10	$1.18	$1.16	$1.28	$1.00	$0.84	$1.03	$0.92	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	807	731	876	817	878	859	1,077	1,365	1,556	1,670

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$0.97	$1.00	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.03	$0.97	$1.00	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,889	2,497	1,763	1,362	451	—	—	—	—	—

Franklin Global Real Estate VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.00	$1.01	$1.02	$0.89	$0.89	$0.70	$0.76	$0.63	$0.54	$0.95
Accumulation unit value at end of period	$1.09	$1.00	$1.01	$1.02	$0.89	$0.89	$0.70	$0.76	$0.63	$0.54
Number of accumulation units outstanding at end of period (000 omitted)	1,985	2,348	2,458	2,649	2,791	2,659	2,525	2,730	2,586	2,319

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.14	$1.01	$1.10	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.14	$1.01	$1.10	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,521	1,994	2,676	3,130	1,174	—	—	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.56	$1.36	$1.45	$1.37	$1.09	$0.96	$0.99	$0.90	$0.72	$1.16
Accumulation unit value at end of period	$1.67	$1.56	$1.36	$1.45	$1.37	$1.09	$0.96	$0.99	$0.90	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	2,590	2,776	2,964	3,154	3,165	3,381	4,076	4,866	5,084	5,780

Franklin Small Cap Value VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.95	$1.52	$1.66	$1.67	$1.24	$1.06	$1.12	$0.89	$0.69	$1.05
Accumulation unit value at end of period	$2.13	$1.95	$1.52	$1.66	$1.67	$1.24	$1.06	$1.12	$0.89	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	1,895	1,889	1,640	1,709	1,708	1,505	1,730	1,829	1,834	2,047

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    167

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.90	$0.91	$0.97	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.93	$0.90	$0.91	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	473	414	292	45	—	—	—	—	—	—

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.77	$1.62	$1.64	$1.43	$1.05	$0.93	$0.91	$0.81	$0.68	$1.09
Accumulation unit value at end of period	$2.17	$1.77	$1.62	$1.64	$1.43	$1.05	$0.93	$0.91	$0.81	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	476	466	582	609	640	601	487	575	698	825

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.48	$1.47	$1.42	$1.33	$0.96	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.86	$1.48	$1.47	$1.42	$1.33	$0.96	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	113	171	347	261	259	213	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.06	$0.97	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.06	$0.97	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,009	3,539	3,171	3,142	2,124	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.75	$1.52	$1.64	$1.52	$1.14	$0.97	$1.00	$0.88	$0.69	$1.09
Accumulation unit value at end of period	$2.03	$1.75	$1.52	$1.64	$1.52	$1.14	$0.97	$1.00	$0.88	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	1,336	1,608	1,747	1,762	1,957	2,098	2,455	2,823	26,277	34,546

Invesco V.I. Diversified Dividend Fund, Series II Shares (04/29/2011)
Accumulation unit value at beginning of period	$1.74	$1.54	$1.53	$1.38	$1.07	$0.91	$1.00	—	—	—
Accumulation unit value at end of period	$1.86	$1.74	$1.54	$1.53	$1.38	$1.07	$0.91	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	874	1,092	702	715	741	573	439	—	—	—

Invesco V.I. Health Care Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.92	$2.20	$2.17	$1.84	$1.33	$1.12	$1.09	$1.05	$0.84	$1.19
Accumulation unit value at end of period	$2.19	$1.92	$2.20	$2.17	$1.84	$1.33	$1.12	$1.09	$1.05	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	592	689	859	675	577	498	508	571	583	577

Invesco V.I. International Growth Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.38	$1.41	$1.46	$1.48	$1.26	$1.11	$1.21	$1.09	$0.82	$1.39
Accumulation unit value at end of period	$1.67	$1.38	$1.41	$1.46	$1.48	$1.26	$1.11	$1.21	$1.09	$0.82
Number of accumulation units outstanding at end of period (000 omitted)	783	889	1,084	1,172	1,187	1,386	1,632	2,081	29,799	26,041

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.38	$1.39	$1.40	$1.31	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.67	$1.38	$1.39	$1.40	$1.31	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	260	297	265	244	255	367	—	—	—	—

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$1.01	$1.12	$1.20	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$0.98	$1.01	$1.12	$1.20	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,016	1,167	2,474	2,902	1,461	—	—	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.01	$1.00	$1.01	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.03	$1.01	$1.00	$1.01	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,156	2,025	1,254	460	199	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.17	$1.15	$1.19	$1.17	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.34	$1.17	$1.15	$1.19	$1.17	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	166	134	161	43	42	5	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.51	$1.53	$1.48	$1.33	$1.03	$0.89	$0.95	$0.84	$0.63	$1.06
Accumulation unit value at end of period	$1.91	$1.51	$1.53	$1.48	$1.33	$1.03	$0.89	$0.95	$0.84	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	842	903	956	983	1,287	1,514	1,713	2,336	80,099	57,559

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.14	$1.12	$1.14	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.14	$1.12	$1.14	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,414	1,413	1,038	810	436	—	—	—	—	—

MFS ® Massachusetts Investors Growth Stock Portfolio – Service Class (03/27/2015)
Accumulation unit value at beginning of period	$1.02	$0.97	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.29	$1.02	$0.97	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	740	933	1,054	—	—	—	—	—	—	—

168    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
MFS ® Utilities Series – Service Class (06/26/2006)
Accumulation unit value at beginning of period	$2.01	$1.83	$2.18	$1.96	$1.65	$1.48	$1.41	$1.26	$0.96	$1.56
Accumulation unit value at end of period	$2.27	$2.01	$1.83	$2.18	$1.96	$1.65	$1.48	$1.41	$1.26	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	2,136	2,266	2,660	3,161	3,269	3,682	3,758	3,729	4,001	3,917

Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.38	$1.35	$1.39	$1.24	$1.22	$0.95	$1.07	$0.89	$0.64	$1.16
Accumulation unit value at end of period	$1.49	$1.38	$1.35	$1.39	$1.24	$1.22	$0.95	$1.07	$0.89	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	779	1,162	1,404	1,528	1,677	1,694	2,093	2,262	11,746	15,705

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.55	$1.73	$1.86	$1.85	$1.36	$1.27	$1.39	$1.06	$0.69	$1.31
Accumulation unit value at end of period	$2.13	$1.55	$1.73	$1.86	$1.85	$1.36	$1.27	$1.39	$1.06	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	660	595	774	883	895	1,061	1,364	1,265	1,329	1,340

Neuberger Berman AMT International Equity Portfolio (Class S) (06/26/2006)
Accumulation unit value at beginning of period	$1.10	$1.14	$1.13	$1.19	$1.02	$0.87	$1.01	$0.84	$0.63	$1.19
Accumulation unit value at end of period	$1.38	$1.10	$1.14	$1.13	$1.19	$1.02	$0.87	$1.01	$0.84	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	531	500	506	535	486	536	538	552	15,761	15,089

Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (06/26/2006)
Accumulation unit value at beginning of period	$1.85	$1.71	$1.74	$1.60	$1.18	$1.08	$1.13	$0.93	$0.72	$1.20
Accumulation unit value at end of period	$2.16	$1.85	$1.71	$1.74	$1.60	$1.18	$1.08	$1.13	$0.93	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	120	135	154	203	141	125	131	209	165	155

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.90	$0.92	$0.98	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.90	$0.92	$0.98	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	501	513	362	—	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.55	$1.57	$1.53	$1.52	$1.22	$1.02	$1.13	$0.99	$0.72	$1.22
Accumulation unit value at end of period	$2.08	$1.55	$1.57	$1.53	$1.52	$1.22	$1.02	$1.13	$0.99	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	2,150	2,131	2,386	2,030	1,770	1,487	1,548	1,898	1,750	1,612

Oppenheimer Global Strategic Income Fund/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.45	$1.38	$1.44	$1.42	$1.45	$1.29	$1.30	$1.15	$0.98	$1.17
Accumulation unit value at end of period	$1.52	$1.45	$1.38	$1.44	$1.42	$1.45	$1.29	$1.30	$1.15	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	6,634	7,284	8,408	9,595	12,312	17,181	20,543	24,561	104,395	90,372

Oppenheimer Main Street Fund®/VA, Service Shares (04/28/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.08	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	208	—	—	—	—	—	—	—	—	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.98	$1.71	$1.84	$1.67	$1.20	$1.04	$1.07	$0.88	$0.65	$1.07
Accumulation unit value at end of period	$2.23	$1.98	$1.71	$1.84	$1.67	$1.20	$1.04	$1.07	$0.88	$0.65
Number of accumulation units outstanding at end of period (000 omitted)	2,265	1,900	1,813	1,564	1,567	1,572	1,536	1,853	1,891	1,925

PIMCO VIT All Asset Portfolio, Advisor Class (06/26/2006)
Accumulation unit value at beginning of period	$1.41	$1.27	$1.41	$1.42	$1.44	$1.27	$1.26	$1.13	$0.95	$1.14
Accumulation unit value at end of period	$1.58	$1.41	$1.27	$1.41	$1.42	$1.44	$1.27	$1.26	$1.13	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	2,473	2,641	2,943	4,408	5,512	6,952	6,150	6,043	48,834	54,964

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$0.98	$0.95	$0.97	$0.94	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.10	$0.98	$0.95	$0.97	$0.94	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	520	518	504	351	260	129	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$0.98	$0.99	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.02	$0.99	$0.98	$0.99	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,476	878	672	363	193	—	—	—	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.94	$0.93	$0.98	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.94	$0.93	$0.98	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,687	1,076	1,207	1,278	1,027	—	—	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.78	$0.53	$0.71	$0.76	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.85	$0.78	$0.53	$0.71	$0.76	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	664	631	409	287	97	—	—	—	—	—

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    169

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.53	$1.46	$1.49	$1.43	$1.20	$1.07	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.79	$1.53	$1.46	$1.49	$1.43	$1.20	$1.07	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	18,357	20,007	19,777	19,143	15,758	11,659	7,924	2,155	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.53	$1.46	$1.49	$1.43	$1.20	$1.07	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.79	$1.53	$1.46	$1.49	$1.43	$1.20	$1.07	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9,097	10,711	12,830	14,722	23,979	28,894	39,654	44,198	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.16	$1.18	$1.15	$1.12	$1.06	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.26	$1.19	$1.16	$1.18	$1.15	$1.12	$1.06	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	26,676	28,787	28,872	29,801	34,450	36,267	23,540	9,822	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.16	$1.18	$1.14	$1.12	$1.06	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.26	$1.19	$1.16	$1.18	$1.14	$1.12	$1.06	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	27,062	33,374	33,895	45,861	62,281	100,316	98,218	111,907	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	589	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	422	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$1.01	$1.04	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.03	$1.01	$1.04	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10,329	13,806	9,254	4,516	2,528	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.08	$1.04	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.06	$1.04	$1.08	$1.04	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	35,877	38,216	27,307	17,931	4,067	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.12	$1.10	$1.15	$1.11	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.30	$1.12	$1.10	$1.15	$1.11	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	97,857	98,879	108,570	95,365	31,656	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (04/30/2012)
Accumulation unit value at beginning of period	$1.17	$1.14	$1.19	$1.15	$1.02	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.32	$1.17	$1.14	$1.19	$1.15	$1.02	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	331,054	374,569	387,669	382,220	349,573	238,831	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.37	$1.32	$1.35	$1.30	$1.18	$1.08	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.53	$1.37	$1.32	$1.35	$1.30	$1.18	$1.08	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	156,179	159,881	163,884	166,042	159,138	125,044	89,953	39,307	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.37	$1.32	$1.35	$1.30	$1.18	$1.08	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.53	$1.37	$1.32	$1.35	$1.30	$1.18	$1.08	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	244,198	272,435	307,752	338,838	384,776	404,133	467,312	551,507	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.45	$1.39	$1.42	$1.37	$1.20	$1.08	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.66	$1.45	$1.39	$1.42	$1.37	$1.20	$1.08	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	66,683	69,731	74,275	71,301	69,594	55,799	42,475	20,188	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.45	$1.39	$1.42	$1.37	$1.20	$1.08	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.66	$1.45	$1.39	$1.42	$1.37	$1.20	$1.08	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	42,421	46,508	54,508	63,382	103,309	123,092	158,719	191,048	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.27	$1.24	$1.26	$1.22	$1.15	$1.07	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.38	$1.27	$1.24	$1.26	$1.22	$1.15	$1.07	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	53,177	54,241	52,751	51,204	56,872	57,701	40,844	16,388	—	—

170    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.28	$1.24	$1.26	$1.22	$1.15	$1.07	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.38	$1.28	$1.24	$1.26	$1.22	$1.15	$1.07	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	78,538	93,075	103,519	120,985	148,675	193,942	209,263	234,736	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.85	$1.49	$1.67	$1.66	$1.24	$1.11	$1.18	$0.96	$0.71	$1.05
Accumulation unit value at end of period	$1.95	$1.85	$1.49	$1.67	$1.66	$1.24	$1.11	$1.18	$0.96	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	333	389	443	530	633	880	1,083	1,348	44,669	40,609

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.00	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.00	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,472	78	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10,230	2,486	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.02	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	13,311	2,374	—	—	—	—	—	—	—	—

Wanger International (06/26/2006)
Accumulation unit value at beginning of period	$1.54	$1.58	$1.60	$1.70	$1.41	$1.17	$1.39	$1.13	$0.76	$1.42
Accumulation unit value at end of period	$2.02	$1.54	$1.58	$1.60	$1.70	$1.41	$1.17	$1.39	$1.13	$0.76
Number of accumulation units outstanding at end of period (000 omitted)	1,398	1,640	2,288	2,489	2,678	2,922	3,546	4,286	22,622	16,160

Wanger USA (06/26/2006)
Accumulation unit value at beginning of period	$1.94	$1.73	$1.76	$1.70	$1.29	$1.09	$1.14	$0.94	$0.67	$1.12
Accumulation unit value at end of period	$2.29	$1.94	$1.73	$1.76	$1.70	$1.29	$1.09	$1.14	$0.94	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	1,219	1,422	1,665	1,842	2,163	2,492	2,943	3,589	18,458	16,958

Wells Fargo VT International Equity Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.09	$1.07	$1.06	$1.14	$0.97	$0.86	$1.00	$0.87	$0.76	$1.33
Accumulation unit value at end of period	$1.34	$1.09	$1.07	$1.06	$1.14	$0.97	$0.86	$1.00	$0.87	$0.76
Number of accumulation units outstanding at end of period (000 omitted)	882	778	955	937	986	1,163	1,409	1,555	42,775	1,018

Wells Fargo VT Opportunity Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.95	$1.76	$1.84	$1.69	$1.31	$1.15	$1.23	$1.01	$0.69	$1.17
Accumulation unit value at end of period	$2.32	$1.95	$1.76	$1.84	$1.69	$1.31	$1.15	$1.23	$1.01	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	810	941	1,040	876	991	1,090	1,313	354	325	296

Wells Fargo VT Small Cap Growth Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$2.05	$1.93	$2.02	$2.08	$1.40	$1.32	$1.40	$1.12	$0.74	$1.28
Accumulation unit value at end of period	$2.55	$2.05	$1.93	$2.02	$2.08	$1.40	$1.32	$1.40	$1.12	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	1,008	945	999	947	1,042	969	1,008	1,248	1,279	1,063

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$0.91	$0.98	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.04	$0.91	$0.98	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	589	322	265	315	230	—	—	—	—	—
Variable account charges of 1.45% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.08	$1.06	$1.09	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.08	$1.06	$1.09	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	61	68	125	150	95	—	—	—	—	—

AB VPS Global Thematic Growth Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$1.29	$1.32	$1.31	$1.27	$1.05	$0.94	$1.24	$1.06	$0.70	$1.36
Accumulation unit value at end of period	$1.74	$1.29	$1.32	$1.31	$1.27	$1.05	$0.94	$1.24	$1.06	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	4	4	21	16	33	12	100	117	215	114

AB VPS Growth and Income Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$1.76	$1.61	$1.61	$1.49	$1.13	$0.97	$0.93	$0.84	$0.71	$1.21
Accumulation unit value at end of period	$2.06	$1.76	$1.61	$1.61	$1.49	$1.13	$0.97	$0.93	$0.84	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	54	90	122	158	175	185	157	138	212	193

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    171

Variable account charges of 1.45% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS International Value Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$0.79	$0.81	$0.80	$0.87	$0.72	$0.64	$0.81	$0.79	$0.59	$1.29
Accumulation unit value at end of period	$0.98	$0.79	$0.81	$0.80	$0.87	$0.72	$0.64	$0.81	$0.79	$0.59
Number of accumulation units outstanding at end of period (000 omitted)	370	390	516	583	664	803	1,110	1,489	2,691	7,868

AB VPS Large Cap Growth Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$1.93	$1.92	$1.75	$1.56	$1.16	$1.01	$1.06	$0.98	$0.73	$1.22
Accumulation unit value at end of period	$2.51	$1.93	$1.92	$1.75	$1.56	$1.16	$1.01	$1.06	$0.98	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	307	276	222	125	66	204	65	21	25	50

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$0.99	$0.72	$1.17	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.99	$0.72	$1.17	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	679	733	612	472	141	—	—	—	—	—

American Century VP Mid Cap Value, Class II (06/26/2006)
Accumulation unit value at beginning of period	$2.39	$1.98	$2.04	$1.78	$1.39	$1.21	$1.24	$1.06	$0.83	$1.11
Accumulation unit value at end of period	$2.62	$2.39	$1.98	$2.04	$1.78	$1.39	$1.21	$1.24	$1.06	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	226	210	215	187	241	294	370	358	730	2,024

American Century VP Ultra®, Class II (06/26/2006)
Accumulation unit value at beginning of period	$1.88	$1.83	$1.75	$1.62	$1.20	$1.07	$1.08	$0.94	$0.71	$1.24
Accumulation unit value at end of period	$2.45	$1.88	$1.83	$1.75	$1.62	$1.20	$1.07	$1.08	$0.94	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	346	336	349	79	75	89	78	181	47	127

American Century VP Value, Class II (06/26/2006)
Accumulation unit value at beginning of period	$1.86	$1.57	$1.66	$1.49	$1.15	$1.02	$1.03	$0.92	$0.78	$1.08
Accumulation unit value at end of period	$1.99	$1.86	$1.57	$1.66	$1.49	$1.15	$1.02	$1.03	$0.92	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	840	807	858	897	960	914	1,036	1,001	881	939

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.16	$1.13	$1.16	$1.16	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.30	$1.16	$1.13	$1.16	$1.16	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,858	1,785	1,580	1,019	438	37	—	—	—	—

ClearBridge Variable Small Cap Growth Portfolio – Class I (04/27/2007)
Accumulation unit value at beginning of period	$1.77	$1.70	$1.80	$1.75	$1.21	$1.03	$1.03	$0.83	$0.59	$1.01
Accumulation unit value at end of period	$2.17	$1.77	$1.70	$1.80	$1.75	$1.21	$1.03	$1.03	$0.83	$0.59
Number of accumulation units outstanding at end of period (000 omitted)	21	49	74	84	154	110	119	205	205	103

Columbia Variable Portfolio – Balanced Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.64	$1.57	$1.56	$1.44	$1.20	$1.07	$1.06	$0.95	$0.78	$1.13
Accumulation unit value at end of period	$1.85	$1.64	$1.57	$1.56	$1.44	$1.20	$1.07	$1.06	$0.95	$0.78
Number of accumulation units outstanding at end of period (000 omitted)	2,598	2,667	1,927	1,176	918	518	547	809	907	375

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.59	$0.54	$0.71	$0.92	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.60	$0.59	$0.54	$0.71	$0.92	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	100	27	26	51	49	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.45	$1.36	$1.34	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.74	$1.45	$1.36	$1.34	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	767	589	392	218	85	—	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.73	$1.63	$1.64	$1.44	$1.10	$0.98	$0.94	$0.81	$0.67	$1.17
Accumulation unit value at end of period	$2.12	$1.73	$1.63	$1.64	$1.44	$1.10	$0.98	$0.94	$0.81	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	47	51	128	77	47	40	73	68	89	86

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.86	$0.89	$0.91	$0.94	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.87	$0.86	$0.89	$0.91	$0.94	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	36	88	146	90	229	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.55	$1.39	$1.45	$1.34	$1.07	$0.95	$1.02	$0.88	$0.70	$1.20
Accumulation unit value at end of period	$1.75	$1.55	$1.39	$1.45	$1.34	$1.07	$0.95	$1.02	$0.88	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	1,189	1,350	1,484	1,758	1,869	1,805	2,178	2,845	12,785	12,673

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.96	$0.88	$0.90	$0.90	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.06	$0.96	$0.88	$0.90	$0.90	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	374	279	233	224	152	—	—	—	—	—

172    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.45% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Emerging Markets Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.35	$1.30	$1.45	$1.51	$1.56	$1.31	$1.69	$1.43	$0.83	$1.82
Accumulation unit value at end of period	$1.95	$1.35	$1.30	$1.45	$1.51	$1.56	$1.31	$1.69	$1.43	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	268	277	335	389	506	546	649	760	1,330	2,601

Columbia Variable Portfolio – Global Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.11	$1.14	$1.23	$1.24	$1.37	$1.30	$1.26	$1.20	$1.09	$1.11
Accumulation unit value at end of period	$1.16	$1.11	$1.14	$1.23	$1.24	$1.37	$1.30	$1.26	$1.20	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	407	466	559	734	972	1,641	2,021	2,598	9,993	9,621

Columbia Variable Portfolio – Government Money Market Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$0.94	$0.96	$0.97	$0.99	$1.00	$1.02	$1.03	$1.04	$1.06	$1.05
Accumulation unit value at end of period	$0.93	$0.94	$0.96	$0.97	$0.99	$1.00	$1.02	$1.03	$1.04	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	1,062	1,485	1,369	1,800	2,678	3,268	4,106	5,325	11,291	21,135

Columbia Variable Portfolio – High Yield Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.84	$1.67	$1.72	$1.68	$1.61	$1.41	$1.35	$1.21	$0.80	$1.08
Accumulation unit value at end of period	$1.93	$1.84	$1.67	$1.72	$1.68	$1.61	$1.41	$1.35	$1.21	$0.80
Number of accumulation units outstanding at end of period (000 omitted)	1,226	1,335	1,391	1,521	1,517	1,563	1,554	1,702	1,816	1,461

Columbia Variable Portfolio – Income Opportunities Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.80	$1.65	$1.69	$1.65	$1.60	$1.41	$1.35	$1.21	$0.86	$1.08
Accumulation unit value at end of period	$1.89	$1.80	$1.65	$1.69	$1.65	$1.60	$1.41	$1.35	$1.21	$0.86
Number of accumulation units outstanding at end of period (000 omitted)	814	925	620	776	979	1,299	1,249	1,525	8,735	4,855

Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.37	$1.33	$1.34	$1.29	$1.35	$1.27	$1.21	$1.13	$1.00	$1.09
Accumulation unit value at end of period	$1.40	$1.37	$1.33	$1.34	$1.29	$1.35	$1.27	$1.21	$1.13	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	1,495	1,649	1,906	2,355	3,068	5,731	6,538	7,525	31,929	31,170

Columbia Variable Portfolio – Large Cap Growth Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.72	$1.72	$1.60	$1.43	$1.11	$0.94	$0.98	$0.85	$0.63	$1.15
Accumulation unit value at end of period	$2.17	$1.72	$1.72	$1.60	$1.43	$1.11	$0.94	$0.98	$0.85	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	57	68	147	44	133	189	159	196	245	206

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.85	$1.69	$1.70	$1.52	$1.17	$1.03	$1.03	$0.91	$0.73	$1.18
Accumulation unit value at end of period	$2.22	$1.85	$1.69	$1.70	$1.52	$1.17	$1.03	$1.03	$0.91	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	1,555	1,245	1,113	893	538	502	397	470	728	476

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.04	$1.01	$1.05	$1.06	$1.06	$1.02	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.05	$1.04	$1.01	$1.05	$1.06	$1.06	$1.02	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	599	510	293	285	531	605	129	30	—	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.98	$0.97	$0.98	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.07	$0.98	$0.97	$0.98	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	362	401	378	177	88	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.68	$1.67	$1.61	$1.52	$1.18	$1.07	$1.28	$1.03	$0.64	$1.18
Accumulation unit value at end of period	$2.03	$1.68	$1.67	$1.61	$1.52	$1.18	$1.07	$1.28	$1.03	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	38	35	105	85	103	91	83	156	178	81

Columbia Variable Portfolio – Mid Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.79	$1.59	$1.70	$1.54	$1.13	$0.97	$1.08	$0.89	$0.64	$1.19
Accumulation unit value at end of period	$2.00	$1.79	$1.59	$1.70	$1.54	$1.13	$0.97	$1.08	$0.89	$0.64
Number of accumulation units outstanding at end of period (000 omitted)	164	195	271	275	311	320	426	538	929	1,749

Columbia Variable Portfolio – Overseas Core Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.12	$1.21	$1.17	$1.30	$1.08	$0.93	$1.08	$0.96	$0.77	$1.30
Accumulation unit value at end of period	$1.41	$1.12	$1.21	$1.17	$1.30	$1.08	$0.93	$1.08	$0.96	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	145	205	113	170	207	250	229	219	250	182

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.87	$1.58	$1.69	$1.54	$1.13	$0.97	$1.00	$0.84	$0.68	$1.14
Accumulation unit value at end of period	$2.23	$1.87	$1.58	$1.69	$1.54	$1.13	$0.97	$1.00	$0.84	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	63	72	78	103	182	85	72	53	17	23

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.84	$1.64	$1.72	$1.65	$1.13	$0.97	$1.08	$0.86	$0.63	$1.03
Accumulation unit value at end of period	$2.04	$1.84	$1.64	$1.72	$1.65	$1.13	$0.97	$1.08	$0.86	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	23	24	37	60	111	81	71	70	90	22

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    173

Variable account charges of 1.45% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.10	$1.09	$1.09	$1.05	$1.08	$1.08	$1.08	$1.07	$1.02	$1.07
Accumulation unit value at end of period	$1.12	$1.10	$1.09	$1.09	$1.05	$1.08	$1.08	$1.08	$1.07	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	715	1,123	1,240	1,316	2,035	3,166	4,378	4,382	4,922	2,703

Credit Suisse Trust – Commodity Return Strategy Portfolio (06/26/2006)
Accumulation unit value at beginning of period	$0.51	$0.46	$0.62	$0.76	$0.86	$0.89	$1.04	$0.90	$0.77	$1.17
Accumulation unit value at end of period	$0.51	$0.51	$0.46	$0.62	$0.76	$0.86	$0.89	$1.04	$0.90	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	319	368	425	507	583	800	950	1,182	1,097	883

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$1.10	$1.11	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.98	$1.10	$1.11	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	304	398	443	107	89	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.36	$1.28	$1.31	$1.23	$1.32	$1.27	$1.17	$1.14	$1.08	$1.10
Accumulation unit value at end of period	$1.38	$1.36	$1.28	$1.31	$1.23	$1.32	$1.27	$1.17	$1.14	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	767	868	861	1,079	1,280	2,237	2,570	2,975	13,553	7,067

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.00	$0.98	$1.03	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.00	$0.98	$1.03	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	87	69	19	6	25	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 1) (04/29/2016)
Accumulation unit value at beginning of period	$1.05	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.38	$1.05	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	681	772	—	—	—	—	—	—	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.52	$1.41	$1.42	$1.29	$1.02	$0.93	$0.98	$0.89	$0.69	$1.14
Accumulation unit value at end of period	$1.80	$1.52	$1.41	$1.42	$1.29	$1.02	$0.93	$0.98	$0.89	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	121	133	137	138	250	270	280	367	7,956	5,981

CTIVP SM – Victory Sycamore Established Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$2.14	$1.80	$1.82	$1.65	$1.23	$1.07	$1.16	$0.97	$0.72	$1.15
Accumulation unit value at end of period	$2.44	$2.14	$1.80	$1.82	$1.65	$1.23	$1.07	$1.16	$0.97	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	68	90	69	44	36	22	18	206	151	119

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.96	$0.97	$0.98	$0.99	$1.01	$1.01	$1.00	$1.00	—	—
Accumulation unit value at end of period	$0.95	$0.96	$0.97	$0.98	$0.99	$1.01	$1.01	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	414	441	514	88	51	51	26	25	—	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.96	$0.93	$1.01	$0.99	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.01	$0.96	$0.93	$1.01	$0.99	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	173	182	275	203	60	10	—	—	—	—

Dreyfus Variable Investment Fund International Equity Portfolio, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.07	$1.15	$1.16	$1.21	$1.04	$0.86	$1.03	$0.95	$0.77	$1.36
Accumulation unit value at end of period	$1.34	$1.07	$1.15	$1.16	$1.21	$1.04	$0.86	$1.03	$0.95	$0.77
Number of accumulation units outstanding at end of period (000 omitted)	184	149	212	193	262	304	368	444	454	317

Eaton Vance VT Floating-Rate Income Fund – Initial Class (06/26/2006)
Accumulation unit value at beginning of period	$1.28	$1.19	$1.22	$1.23	$1.20	$1.14	$1.13	$1.05	$0.74	$1.03
Accumulation unit value at end of period	$1.31	$1.28	$1.19	$1.22	$1.23	$1.20	$1.14	$1.13	$1.05	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	2,117	2,510	2,759	3,335	4,207	3,372	3,788	4,453	8,753	8,356

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.80	$1.70	$1.71	$1.56	$1.21	$1.05	$1.10	$0.95	$0.71	$1.27
Accumulation unit value at end of period	$2.16	$1.80	$1.70	$1.71	$1.56	$1.21	$1.05	$1.10	$0.95	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	2,865	2,838	2,933	2,752	2,772	2,690	2,701	3,123	4,857	9,818

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.91	$1.73	$1.78	$1.71	$1.27	$1.13	$1.29	$1.01	$0.74	$1.24
Accumulation unit value at end of period	$2.27	$1.91	$1.73	$1.78	$1.71	$1.27	$1.13	$1.29	$1.01	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	996	1,109	1,119	1,125	988	1,110	1,256	1,724	3,813	6,011

Fidelity ® VIP Overseas Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.09	$1.16	$1.14	$1.27	$0.99	$0.83	$1.02	$0.92	$0.74	$1.34
Accumulation unit value at end of period	$1.39	$1.09	$1.16	$1.14	$1.27	$0.99	$0.83	$1.02	$0.92	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	311	345	333	369	348	292	461	655	683	624

174    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.45% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$0.96	$1.00	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.09	$1.03	$0.96	$1.00	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,109	1,341	1,024	631	311	—	—	—	—	—

Franklin Global Real Estate VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$0.98	$0.98	$0.99	$0.88	$0.87	$0.69	$0.74	$0.62	$0.53	$0.94
Accumulation unit value at end of period	$1.06	$0.98	$0.98	$0.99	$0.88	$0.87	$0.69	$0.74	$0.62	$0.53
Number of accumulation units outstanding at end of period (000 omitted)	268	310	337	441	477	371	395	588	593	433

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.13	$1.01	$1.10	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.22	$1.13	$1.01	$1.10	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,854	1,789	2,141	2,097	361	—	—	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.55	$1.35	$1.45	$1.37	$1.08	$0.96	$0.99	$0.90	$0.72	$1.17
Accumulation unit value at end of period	$1.65	$1.55	$1.35	$1.45	$1.37	$1.08	$0.96	$0.99	$0.90	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	458	472	616	557	626	902	1,011	1,148	1,338	1,691

Franklin Small Cap Value VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.92	$1.50	$1.64	$1.66	$1.23	$1.06	$1.12	$0.88	$0.69	$1.05
Accumulation unit value at end of period	$2.10	$1.92	$1.50	$1.64	$1.66	$1.23	$1.06	$1.12	$0.88	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	211	224	253	281	367	401	462	700	717	685

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.89	$0.90	$0.96	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.93	$0.89	$0.90	$0.96	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	98	56	57	—	—	—	—	—	—	—

Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.74	$1.59	$1.62	$1.41	$1.04	$0.92	$0.90	$0.81	$0.68	$1.09
Accumulation unit value at end of period	$2.13	$1.74	$1.59	$1.62	$1.41	$1.04	$0.92	$0.90	$0.81	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	77	86	113	138	156	232	143	356	224	335

Invesco V.I. American Franchise Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.47	$1.46	$1.42	$1.33	$0.96	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.84	$1.47	$1.46	$1.42	$1.33	$0.96	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	55	89	86	98	112	113	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.06	$0.96	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$1.06	$0.96	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	925	877	982	764	620	—	—	—	—	—

Invesco V.I. Comstock Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.72	$1.49	$1.62	$1.50	$1.12	$0.96	$0.99	$0.87	$0.69	$1.09
Accumulation unit value at end of period	$2.00	$1.72	$1.49	$1.62	$1.50	$1.12	$0.96	$0.99	$0.87	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	291	301	335	398	442	555	737	909	3,610	5,243

Invesco V.I. Diversified Dividend Fund, Series II Shares (04/29/2011)
Accumulation unit value at beginning of period	$1.72	$1.53	$1.52	$1.37	$1.06	$0.91	$1.00	—	—	—
Accumulation unit value at end of period	$1.84	$1.72	$1.53	$1.52	$1.37	$1.06	$0.91	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	214	248	196	117	295	250	103	—	—	—

Invesco V.I. Health Care Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.89	$2.17	$2.14	$1.82	$1.32	$1.11	$1.08	$1.05	$0.83	$1.19
Accumulation unit value at end of period	$2.15	$1.89	$2.17	$2.14	$1.82	$1.32	$1.11	$1.08	$1.05	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	149	150	196	162	158	108	124	120	166	138

Invesco V.I. International Growth Fund, Series II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.36	$1.39	$1.45	$1.47	$1.25	$1.10	$1.20	$1.08	$0.81	$1.39
Accumulation unit value at end of period	$1.64	$1.36	$1.39	$1.45	$1.47	$1.25	$1.10	$1.20	$1.08	$0.81
Number of accumulation units outstanding at end of period (000 omitted)	194	238	251	298	256	296	359	390	3,323	3,345

Invesco V.I. Mid Cap Growth Fund, Series II Shares (04/27/2012)
Accumulation unit value at beginning of period	$1.37	$1.38	$1.39	$1.31	$0.97	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.65	$1.37	$1.38	$1.39	$1.31	$0.97	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	74	89	106	55	54	45	—	—	—	—

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.97	$1.01	$1.12	$1.20	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.13	$0.97	$1.01	$1.12	$1.20	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	615	637	905	810	713	—	—	—	—	—

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    175

Variable account charges of 1.45% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$1.00	$1.01	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.02	$1.00	$1.00	$1.01	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	979	1,280	1,061	416	187	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.16	$1.14	$1.19	$1.17	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.33	$1.16	$1.14	$1.19	$1.17	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	98	83	216	159	55	5	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.49	$1.51	$1.46	$1.31	$1.02	$0.88	$0.94	$0.84	$0.63	$1.06
Accumulation unit value at end of period	$1.88	$1.49	$1.51	$1.46	$1.31	$1.02	$0.88	$0.94	$0.84	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	304	308	389	282	366	519	591	593	9,009	7,617

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.13	$1.11	$1.13	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.34	$1.13	$1.11	$1.13	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	106	114	201	379	300	—	—	—	—	—

MFS ® Massachusetts Investors Growth Stock Portfolio – Service Class (03/27/2015)
Accumulation unit value at beginning of period	$1.01	$0.97	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.28	$1.01	$0.97	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	265	306	432	—	—	—	—	—	—	—

MFS ® Utilities Series – Service Class (06/26/2006)
Accumulation unit value at beginning of period	$1.98	$1.81	$2.15	$1.94	$1.64	$1.47	$1.40	$1.25	$0.95	$1.56
Accumulation unit value at end of period	$2.23	$1.98	$1.81	$2.15	$1.94	$1.64	$1.47	$1.40	$1.25	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	707	751	867	968	859	903	953	901	892	1,003

Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.35	$1.33	$1.37	$1.22	$1.21	$0.94	$1.07	$0.88	$0.63	$1.16
Accumulation unit value at end of period	$1.46	$1.35	$1.33	$1.37	$1.22	$1.21	$0.94	$1.07	$0.88	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	274	288	285	398	470	470	425	429	1,188	2,112

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.53	$1.70	$1.84	$1.83	$1.35	$1.26	$1.38	$1.06	$0.68	$1.30
Accumulation unit value at end of period	$2.09	$1.53	$1.70	$1.84	$1.83	$1.35	$1.26	$1.38	$1.06	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	89	115	156	219	198	214	203	159	215	268

Neuberger Berman AMT International Equity Portfolio (Class S) (06/26/2006)
Accumulation unit value at beginning of period	$1.08	$1.12	$1.12	$1.17	$1.01	$0.87	$1.00	$0.83	$0.63	$1.19
Accumulation unit value at end of period	$1.36	$1.08	$1.12	$1.12	$1.17	$1.01	$0.87	$1.00	$0.83	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	95	32	54	58	75	80	96	100	1,600	1,895

Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (06/26/2006)
Accumulation unit value at beginning of period	$1.82	$1.69	$1.72	$1.58	$1.17	$1.07	$1.12	$0.93	$0.72	$1.20
Accumulation unit value at end of period	$2.12	$1.82	$1.69	$1.72	$1.58	$1.17	$1.07	$1.12	$0.93	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	41	42	47	90	76	26	35	32	59	84

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.90	$0.92	$0.98	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.90	$0.92	$0.98	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	145	128	111	—	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.52	$1.55	$1.52	$1.51	$1.20	$1.01	$1.12	$0.98	$0.72	$1.22
Accumulation unit value at end of period	$2.05	$1.52	$1.55	$1.52	$1.51	$1.20	$1.01	$1.12	$0.98	$0.72
Number of accumulation units outstanding at end of period (000 omitted)	414	466	608	529	600	520	588	662	679	693

Oppenheimer Global Strategic Income Fund/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.43	$1.36	$1.42	$1.41	$1.43	$1.28	$1.29	$1.14	$0.98	$1.16
Accumulation unit value at end of period	$1.49	$1.43	$1.36	$1.42	$1.41	$1.43	$1.28	$1.29	$1.14	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	2,171	2,464	2,803	3,657	4,997	6,210	7,215	8,228	20,034	21,803

Oppenheimer Main Street Fund®/VA, Service Shares (04/28/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.08	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	148	—	—	—	—	—	—	—	—	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.95	$1.68	$1.82	$1.65	$1.19	$1.03	$1.07	$0.88	$0.65	$1.07
Accumulation unit value at end of period	$2.19	$1.95	$1.68	$1.82	$1.65	$1.19	$1.03	$1.07	$0.88	$0.65
Number of accumulation units outstanding at end of period (000 omitted)	318	266	328	293	247	249	302	320	266	350

176    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.45% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
PIMCO VIT All Asset Portfolio, Advisor Class (06/26/2006)
Accumulation unit value at beginning of period	$1.39	$1.25	$1.39	$1.41	$1.43	$1.26	$1.26	$1.13	$0.94	$1.14
Accumulation unit value at end of period	$1.55	$1.39	$1.25	$1.39	$1.41	$1.43	$1.26	$1.26	$1.13	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	664	676	795	1,212	1,857	3,141	2,838	2,685	7,054	9,430

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$0.97	$0.95	$0.96	$0.93	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.09	$0.97	$0.95	$0.96	$0.93	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	30	30	30	30	144	—	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$0.97	$0.99	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.02	$0.98	$0.97	$0.99	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	674	522	459	413	345	—	—	—	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.94	$0.92	$0.98	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.94	$0.94	$0.92	$0.98	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	546	562	683	647	510	—	—	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.77	$0.53	$0.71	$0.76	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.85	$0.77	$0.53	$0.71	$0.76	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	71	64	34	35	18	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.51	$1.45	$1.48	$1.42	$1.20	$1.07	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.77	$1.51	$1.45	$1.48	$1.42	$1.20	$1.07	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,353	4,946	6,341	7,140	5,713	4,970	5,014	476	—	—

Variable Portfolio – Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.51	$1.45	$1.48	$1.43	$1.20	$1.07	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.77	$1.51	$1.45	$1.48	$1.43	$1.20	$1.07	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,035	1,033	1,077	1,261	1,478	1,463	1,618	1,928	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.15	$1.17	$1.14	$1.12	$1.06	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.24	$1.17	$1.15	$1.17	$1.14	$1.12	$1.06	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7,898	9,620	9,116	10,238	16,283	18,372	12,111	3,775	—	—

Variable Portfolio – Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.17	$1.15	$1.17	$1.14	$1.12	$1.06	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.24	$1.17	$1.15	$1.17	$1.14	$1.12	$1.06	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10,178	11,918	15,756	18,040	21,050	31,090	32,521	40,233	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.02	$1.01	$1.04	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.09	$1.02	$1.01	$1.04	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,360	3,307	2,334	1,046	807	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.07	$1.04	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.06	$1.04	$1.07	$1.04	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	7,704	8,333	7,181	4,376	2,147	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.12	$1.10	$1.15	$1.11	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.29	$1.12	$1.10	$1.15	$1.11	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10,188	11,881	12,098	8,344	2,515	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (04/30/2012)
Accumulation unit value at beginning of period	$1.16	$1.14	$1.18	$1.15	$1.02	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.31	$1.16	$1.14	$1.18	$1.15	$1.02	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	25,611	25,760	25,548	20,925	12,152	5,776	—	—	—	—

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    177

Variable account charges of 1.45% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.35	$1.31	$1.34	$1.29	$1.18	$1.08	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.51	$1.35	$1.31	$1.34	$1.29	$1.18	$1.08	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	70,598	72,165	74,996	77,754	79,491	67,842	58,637	23,094	—	—

Variable Portfolio – Moderate Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.35	$1.31	$1.34	$1.29	$1.18	$1.08	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.51	$1.35	$1.31	$1.34	$1.29	$1.18	$1.08	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	18,555	21,905	25,709	29,311	32,386	32,281	37,613	41,323	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.43	$1.38	$1.41	$1.36	$1.19	$1.08	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.64	$1.43	$1.38	$1.41	$1.36	$1.19	$1.08	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	25,341	29,087	32,803	34,152	33,555	32,489	29,585	7,132	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.43	$1.38	$1.41	$1.36	$1.19	$1.08	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.64	$1.43	$1.38	$1.41	$1.36	$1.19	$1.08	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,067	4,200	5,912	6,871	7,968	7,702	10,729	12,286	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.26	$1.23	$1.25	$1.21	$1.15	$1.07	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.37	$1.26	$1.23	$1.25	$1.21	$1.15	$1.07	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	21,766	23,839	21,997	23,803	26,092	26,691	21,112	8,769	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 4) (05/07/2010)
Accumulation unit value at beginning of period	$1.26	$1.23	$1.25	$1.21	$1.15	$1.07	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.37	$1.26	$1.23	$1.25	$1.21	$1.15	$1.07	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	15,513	18,633	21,994	25,456	29,448	35,259	38,434	42,735	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.82	$1.47	$1.65	$1.64	$1.23	$1.10	$1.17	$0.95	$0.71	$1.05
Accumulation unit value at end of period	$1.92	$1.82	$1.47	$1.65	$1.64	$1.23	$1.10	$1.17	$0.95	$0.71
Number of accumulation units outstanding at end of period (000 omitted)	141	161	153	207	223	242	374	368	4,518	5,050

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.00	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.00	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	358	—	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,725	158	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.02	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,762	331	—	—	—	—	—	—	—	—

Wanger International (06/26/2006)
Accumulation unit value at beginning of period	$1.52	$1.56	$1.58	$1.68	$1.39	$1.16	$1.38	$1.12	$0.76	$1.42
Accumulation unit value at end of period	$1.99	$1.52	$1.56	$1.58	$1.68	$1.39	$1.16	$1.38	$1.12	$0.76
Number of accumulation units outstanding at end of period (000 omitted)	341	408	437	550	560	585	739	910	2,622	2,386

Wanger USA (06/26/2006)
Accumulation unit value at beginning of period	$1.91	$1.70	$1.74	$1.68	$1.28	$1.08	$1.13	$0.93	$0.67	$1.12
Accumulation unit value at end of period	$2.25	$1.91	$1.70	$1.74	$1.68	$1.28	$1.08	$1.13	$0.93	$0.67
Number of accumulation units outstanding at end of period (000 omitted)	302	354	388	446	440	480	636	744	2,189	2,340

Wells Fargo VT International Equity Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.07	$1.05	$1.05	$1.13	$0.96	$0.85	$1.00	$0.87	$0.76	$1.32
Accumulation unit value at end of period	$1.31	$1.07	$1.05	$1.05	$1.13	$0.96	$0.85	$1.00	$0.87	$0.76
Number of accumulation units outstanding at end of period (000 omitted)	228	243	235	219	221	241	271	341	5,717	194

Wells Fargo VT Opportunity Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.92	$1.74	$1.82	$1.67	$1.30	$1.14	$1.23	$1.00	$0.69	$1.17
Accumulation unit value at end of period	$2.28	$1.92	$1.74	$1.82	$1.67	$1.30	$1.14	$1.23	$1.00	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	132	87	125	173	181	293	534	70	55	67

Wells Fargo VT Small Cap Growth Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$2.02	$1.90	$1.99	$2.06	$1.39	$1.31	$1.39	$1.11	$0.74	$1.28
Accumulation unit value at end of period	$2.51	$2.02	$1.90	$1.99	$2.06	$1.39	$1.31	$1.39	$1.11	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	178	194	254	302	301	335	344	388	377	334

178    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

Variable account charges of 1.45% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$0.91	$0.98	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.03	$0.91	$0.98	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	518	454	435	268	45	—	—	—	—	—

RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus    179

Table of Contents of the Statement of Additional Information
Calculating Annuity Payouts	p. 3
Rating Agencies	p. 4
Principal Underwriter	p. 4
Service Providers	p. 4
Independent Registered Public Accounting Firm	p. 5
Condensed Financial Information (Unaudited)	p. 6
Financial Statements

180    RiverSource RAVA 4 Advantage / RAVA 4 Select / RAVA 4 Access Variable Annuity — Prospectus

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, Inc.
©2008-2018 RiverSource Life Insurance Company. All rights reserved.
S-6503 CD (4/18)

Prospectus
April 30, 2018
RiverSource
RAVA 5 Advantage® Variable Annuity
RAVA 5 Select® Variable Annuity
RAVA 5 Access® Variable Annuity
Individual Flexible Premium Deferred Combination Fixed/Variable Annuities
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center) ameriprise.com/variableannuities RiverSource Variable Account 10/RiverSource Account MGA
Contracts described in this prospectus were offered for contract applications signed prior to April 30, 2012. New contracts are not currently being offered under this prospectus.
This prospectus contains information that you should know before investing in the RAVA 5 Advantage, RAVA 5 Select, or RAVA 5 Access.The information in this prospectus applies to all contracts unless stated otherwise.
Prospectuses are also available for:
AB Variable Products Series Fund, Inc.
AB VPS Dynamic Asset Allocation Portfolio (Class B)(1)
AB VPS Large Cap Growth Portfolio (Class B)(1)
ALPS Variable Investment Trust
ALPS | Alerian Energy Infrastructure Portfolio: Class III(1)
American Century Variable Portfolios, Inc.
American Century VP Value, Class II(1)
BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund (Class III)(1)
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Contrarian Core Fund (Class 2)(1)
Columbia Variable Portfolio - Diversified Absolute Return Fund (Class 2)(1)
Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 2)(1)
Columbia Variable Portfolio - Strategic Income Fund (Class 2)(1)
CTIVPSM - AQR Managed Futures Strategy Fund (Class 2)(1)
CTIVPSM - Lazard International Equity Advantage Fund (Class 2)(1)
Variable Portfolio - Managed Volatility Conservative Fund (Class 2)
Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)
Variable Portfolio - Managed Volatility Growth Fund (Class 2)
Variable Portfolio - Managed Risk Fund (Class 2)
Variable Portfolio - Managed Risk U.S. Fund (Class 2)
Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2)
Variable Portfolio - U.S. Flexible Growth Fund (Class 2)
Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2)
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Balanced Fund (Class 3)(1)
Columbia Variable Portfolio - Commodity Strategy Fund (Class 2)(1)
Columbia Variable Portfolio - Disciplined Core Fund (Class 2)(1)
Columbia Variable Portfolio - Dividend Opportunity Fund (Class 2)(1)
Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 2)(1)
Columbia Variable Portfolio - Emerging Markets Fund (Class 2)(1)
Columbia Variable Portfolio - Global Bond Fund (Class 2)(1)
Columbia Variable Portfolio - Government Money Market Fund (Class 2)(1)
Columbia Variable Portfolio - High Yield Bond Fund (Class 2)(1)

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    1

Columbia Variable Portfolio - Income Opportunities Fund (Class 2)(1)
Columbia Variable Portfolio - Intermediate Bond Fund (Class 2)(1)
Columbia Variable Portfolio - Large Cap Growth Fund (Class 2)(1)
Columbia Variable Portfolio - Large Cap Index Fund (Class 3)(1)
Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2)(1)
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)(1)
Columbia Variable Portfolio - Mid Cap Value Fund (Class 2)(1)
Columbia Variable Portfolio - Overseas Core Fund (Class 2)(1)
Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 2)(1)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)(1)
Columbia Variable Portfolio - U.S. Equities Fund (Class 2)(1)
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 2)(1)
CTIVPSM - American Century Diversified Bond Fund (Class 2)(1)
CTIVPSM - AQR Managed Futures Strategy Fund (Class 2)(1)
CTIVPSM - BlackRock Global Inflation-Protected Securities Fund (Class 2)(1)
CTIVPSM - CenterSquare Real Estate Fund (Class 2)(1)
CTIVPSM - DFA International Value Fund (Class 2)(1)
CTIVPSM - Loomis Sayles Growth Fund (Class 2)(1)
CTIVPSM - Los Angeles Capital Large Cap Growth Fund (Class 2)(1)
CTIVPSM - MFS® Blended Research® Core Equity Fund (Class 2)(1)
CTIVPSM - MFS® Value Fund (Class 2)(1)
CTIVPSM - Morgan Stanley Advantage Fund (Class 2)
CTIVPSM - Oppenheimer International Growth Fund (Class 2)(1)
CTIVPSM - Pyramis® International Equity Fund (Class 2)(1),(2)
CTIVPSM - T. Rowe Price Large Cap Value Fund (Class 2)(1)
CTIVPSM - TCW Core Plus Bond Fund (Class 2)(1)
CTIVPSM - Victory Sycamore Established Value Fund (Class 2)(1)
CTIVPSM - Wells Fargo Short Duration Government Fund (Class 2)(1)
CTIVPSM - Westfield Mid Cap Growth Fund (Class 2)(1)
Variable Portfolio - Aggressive Portfolio (Class 2)
Variable Portfolio - Columbia Wanger International Equities Fund (Class 2)(1)
Variable Portfolio - Conservative Portfolio (Class 2)
Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)
Variable Portfolio - Moderate Portfolio (Class 2)
Variable Portfolio - Moderately Aggressive Portfolio (Class 2)
Variable Portfolio - Moderately Conservative Portfolio (Class 2)
Variable Portfolio - Partners Core Bond Fund (Class 2)(1)
Variable Portfolio - Partners Small Cap Growth Fund (Class 2)(1)
Variable Portfolio - Partners Small Cap Value Fund (Class 2)(1)
Deutsche Variable Series II
Deutsche Alternative Asset Allocation VIP, Class B(1)
Fidelity® Variable Insurance Products — Service Class 2
Fidelity® VIP Contrafund® Portfolio Service Class 2(1)
Fidelity® VIP Mid Cap Portfolio Service Class 2(1)
Fidelity® VIP Strategic Income Portfolio Service Class 2(1)
Franklin® Templeton® Variable Insurance Products Trust — Class 2
Franklin Income VIP Fund - Class 2(1)
Franklin Mutual Shares VIP Fund - Class 2(1)
Franklin Small Cap Value VIP Fund - Class 2(1)
Templeton Global Bond VIP Fund - Class 2(1)
Goldman Sachs Variable Insurance Trust (VIT)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares(1)
Invesco Variable Insurance Funds
Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares(1)
Ivy Variable Insurance Portfolios
Ivy VIP Asset Strategy(1)
Ivy VIP Asset Strategy(1)
Janus Aspen Series: Service Shares
Janus Henderson Balanced Portfolio: Service Shares(1)
Janus Henderson Flexible Bond Portfolio: Service Shares(1)
Janus Henderson Research Portfolio: Service Shares(1)
Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares(1)
Legg Mason
Western Asset Variable Global High Yield Bond Portfolio - Class II(1)
MFS® Variable Insurance TrustSM
MFS® Utilities Series - Service Class(1)

2    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Morgan Stanley Variable Insurance Fund, Inc. (VIF)
Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares(1)
Neuberger Berman Advisers Management Trust
Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)(1)
Oppenheimer Variable Account Funds — Service Shares
Oppenheimer Global Fund/VA, Service Shares(1)
Oppenheimer Global Strategic Income Fund/VA, Service Shares(1)
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares(1)
PIMCO Variable Insurance Trust (VIT)
PIMCO VIT All Asset Portfolio, Advisor Class(1)
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class(1)
PIMCO VIT Total Return Portfolio, Advisor Class(1)
VanEck VIP Trust
VanEck VIP Global Gold Fund (Class S Shares)(1)
Wells Fargo Variable Trust
Wells Fargo VT Opportunity Fund - Class 2(1)
Wells Fargo VT Small Cap Growth Fund - Class 2(1)
(1) Not available with certain benefit riders.
(2) Effective on or about May 21, 2018, the Fund will change its name to CTIVPSM AQR International Core Equity Fund (Class 2)
Please read the prospectuses carefully and keep them for future reference.
The contracts with SecureSource Stages 2 riders provide for Rider Credits. Rider Credits increase the lifetime benefit but may result in higher rider charges that may exceed the benefit from the Rider Credits.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.
A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).
Variable annuities are complex products. The fees and charges, as well as the available features and benefits, of the variable annuity contracts described in this prospectus will be different from other variable annuities offered in the marketplace. The interest credited, guarantees provided, and credits available, as well as the funds serving as underlying investments and their corresponding expenses, may differ among the variable annuities that are available to you. RiverSource Life may offer other variable annuities or other types of annuities. The benefits, features, fees and charges of these annuities may be different from those described in this prospectus. With the aid of an appropriate financial professional, we encourage you to compare and contrast the variable annuity contracts described in this prospectus with other variable annuities available in the marketplace, including other types of annuities we may offer. This will aid in determining whether purchasing a contract is consistent with your investment objectives, risk tolerance, time horizon, marital status, tax situation, and your unique financial situation and needs. If you select an annuity that includes surrender or other liquidation charges, you should also consider any future needs you may have to access your contract value. The optional benefits and features available with the contracts usually come with additional costs. Consider any additional costs carefully when electing these optional benefits and features.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    3

4    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    5

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount prior to the application of amounts to an annuity payment plan.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuitization start date: The date when annuity payments begin according to the applicable annuity payment plan.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment return: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment return we use is 5% but you may request we substitute an assumed investment return of 3.5%.
Beneficiary: The person you designate to receive benefits in case of your death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contingent annuitant: The person who becomes the annuitant when the current annuitant dies prior to the annuitization start date. In the case of joint ownership, one owner must also be the contingent annuitant.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract at any point in time.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Fixed account: Part of our general account which includes the regular fixed account and the Special DCA fixed account. Amounts you allocate to this account earn interest at rates that we declare periodically.
Funds: Investment options under your contract. Unless your investment options have been restricted under a living benefit rider, you may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order”, your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.
Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.
Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a nonnatural person or a revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant(s) selected must be the grantor(s) of the trust to assure compliance with Section 72(s) of the Code. Any contract provisions that are based on the age of the owner will be based on the age of the oldest owner. Any

6    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines “owner”, “you” and “your”.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•	Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code
•	Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•	Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.
All other contracts are considered nonqualified annuities.
Rider: You receive a rider to your contract when you purchase optional benefits. The rider adds the terms of the optional benefit to your contract.
Rider effective date: The date a rider becomes effective as stated in the rider.
RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Surrender value: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value immediately prior to the surrender, minus any applicable charges, plus any positive or negative market value adjustment.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If your contract anniversary is not a valuation date, your contract value for that contract anniversary will be based on close of business values on the next valuation date.
If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable account: Separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    7

The Contracts in Brief
This prospectus describes three contracts. Each contract has different expenses. RAVA 5 Access does not have surrender charges, but it has the highest mortality and expense risk fees of the three contracts. RAVA 5 Select has a four-year surrender charge schedule and has lower mortality and expense risk fees than RAVA 5 Access. RAVA 5 Advantage offers a choice of a seven-year or a ten-year surrender charge schedule, and has the lowest mortality and expense risk fees of the three contracts. Your financial advisor can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract. The information in this prospectus applies to all contracts unless stated otherwise.
Purpose: The purpose of each contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, regular fixed account, subaccounts and/or Special DCA fixed account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract. Beginning at a specified time in the future called the annuitization start date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax and/or other charges).
Buying a contract: New contracts as described in this prospectus are not currently being offered. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (See “Buying Your Contract”).
It may not have been advantageous for you to purchase one of these contracts in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (IRS) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on these contracts. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into one of these contracts. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for one of these contracts, or buy one of these contracts in addition to your old contract, unless you determine it is in your best interest. (See “Taxes — 1035 Exchanges.”)
Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code including 403(b) plans. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Some employers may permit you to deposit your contributions into other investments such as mutual funds. If such investments are available to you, before enrolling under the contract, you should consider features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits and optional riders (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.
Free look period: The contracts in this prospectus are no longer sold. Generally, all available free look periods have now expired.
Accounts: Generally, you may allocate your purchase payments among the:
•	subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the annuitization start date will equal or exceed the total purchase payments you allocate to the subaccounts. (see “The Variable Account and the Funds”)
•	GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (see “Guarantee Period Accounts (GPAs)”)
•	regular fixed account, which earns interest at rates that we adjust periodically. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account. For RAVA 5 Access contracts, you cannot select the regular fixed account unless it is included in the investment option you selected under the Portfolio Navigator program (PN program). Under the current PN program, the regular fixed account is not included in the investment options . (see “The Fixed Account”)
•	Special DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (see “The Fixed Account — The Special DCA Fixed Account”)

8    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the subaccounts without charge at any time until the annuitization start date, and once per contract year among the subaccounts after the annuitization start date. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the Special DCA fixed account are not permitted. GPAs and the regular fixed account are subject to special restrictions. (see “Making the Most of Your Contract — Transferring Among Accounts”)
Surrenders: You may surrender all or part of your contract value at any time before the annuitization start date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty that may apply if you surrender prior to your reaching age 59½) and may have other tax consequences. If you have elected the SecureSource Stages 2 rider, please consider carefully when you take surrenders. If you withdraw more than allowed withdrawal amount in a contract year (“excess withdrawal”) under the rider, the guaranteed amounts under the rider will be reduced and for any withdrawal during the Credit Period, you will not receive Annual Credits on the next rider anniversary. Certain other restrictions may apply. (see “Surrenders”)
Benefits in case of death: If you die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. (see “Benefits in Case of Death — Standard Death Benefit”)
Optional benefits: These contracts have offered optional death benefits and optional living benefits. We have offered SecureSource Stages 2 and Accumulation Protector Benefit riders as optional living benefits. SecureSource Stages 2 riders are guaranteed minimum withdrawal benefits that permit you to withdraw a guaranteed amount from the contract over a period of time, which may include the lifetime of a single person (Single Life) or the lifetime of you and your spouse (Joint Life). SecureSource Stages 2 riders may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not affect your ability to withdraw income over your lifetime. This optional withdrawal benefit may not be appropriate for you if you do not intend to limit withdrawals to the amount allowed under the rider. Accumulation Protector Benefit rider is intended to provide you with a guaranteed contract value at the end of specified Waiting Period regardless of the volatility inherent in the investments in the subaccounts. Accumulation Protector Benefit rider may be appropriate for you if you want a guaranteed contract value at the end of specified Waiting Period. This optional living benefit may not be appropriate for you if you intend to surrender your contract value before the end of the 10-year Waiting Period or take withdrawals during the Waiting Period (which reduces the benefit).
If you selected an optional living benefit, we restrict investment options available to you, which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of surrenders that can be taken under the optional benefit during a contract year. In addition, the Income Guide program is not available to contracts issued with a living benefit rider.
For more information about living benefits, please see “Optional Benefits — Optional Living Benefits.”
We have offered the following optional death benefits: Return of Purchase Payments (ROPP) Death Benefit, Maximum Anniversary Value (MAV) Death Benefit, 5-year MAV Death Benefit, 5% Accumulation Death Benefit (ADB), Enhanced Death Benefit, Benefit Protector Death Benefit and Benefit Protector Plus Death Benefit. Benefit Protector Death Benefit and Benefit Protector Plus Death Benefit are intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes.
Annuity payouts: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the annuitization start date. You may choose from a variety of plans that can help meet your retirement or other income needs. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the Special DCA fixed account are not available after the annuitization start date. (see “The Annuity Payout Period”)

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    9

Expense Summary
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering from these contracts. The first tables describe the fees and expenses that you will pay at the time that you surrender one of these contracts. State premium taxes also may be deducted.
Contract Owner Transaction Expenses
Surrender charges for RAVA 5 Advantage:
(Contingent deferred sales load as a percentage of purchase payments surrendered)
You select either a seven-year or ten-year surrender charge schedule at the time of application.
Seven-year schedule		Ten-year schedule
Number of completed years from date of each purchase payment*	Surrender charge percentage applied to each purchase payment	Number of completed years from date of each purchase payment*	Surrender charge Percentage applied to each purchase payment
0	7%	0	8%
1	7	1	8
2	7	2	8
3	6	3	7
4	5	4	6
5	4	5	5
6	2	6	4
7+	0	7	3
		8	2
		9	1
		10+	0
Surrender charge for RAVA 5 Select:
(Contingent deferred sales load as a percentage of purchase payments surrendered)
Contract Year**	Surrender charge percentage applied to purchase payments
1	7%
2	6
3	5
4	4
5+	0
There are no surrender charges on and after the fourth contract anniversary.
*	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed one day prior to the anniversary of the day each purchase payment was received.
**	According to our current administrative practice, for the purpose of surrender charge calculation, we consider that the year is completed one day prior to the contract anniversary.
Surrender charge for RAVA 5 Access: None
Liquidation charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to surrender those payments. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Surrender charge for fixed annuity payouts, if available:
Number of Completed Years Since Annuitization	Surrender charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2

10    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Number of Completed Years Since Annuitization	Surrender charge percentage
5	1
6 and thereafter	0
*We do not permit surrenders in the first year after annuitization.
Contract administrative charge at full surrender:
Maximum: $50	Current: $30
The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.
Contract Administrative Charge
Annual contract administrative charge	Maximum: $50	Current: $30
Annual contract administrative charge if your contract value equals or exceeds $50,000	Maximum: $20	Current: $0
Annual Variable Account Expenses
(As a percentage of average daily subaccount value)
You must choose a product, a death benefit guarantee and the length of your contract’s surrender charge schedule. The combination you choose determines the mortality and expense risk fees you pay. The table below shows the combinations available to you and their cost.
RAVA 5 Advantage with ten-year surrender charge schedule
Mortality and expense risk fee
Standard Death Benefit	0.85%
ROPP Death Benefit	1.20
MAV Death Benefit	1.10
5-year MAV Death Benefit	0.95
5% Accumulation Death Benefit	1.25
Enhanced Death Benefit	1.30
RAVA 5 Advantage with seven-year surrender charge
Mortality and expense risk fee
Standard Death Benefit	0.95%
ROPP Death Benefit	1.30
MAV Death Benefit	1.20
5-year MAV Death Benefit	1.05
5% Accumulation Death Benefit	1.35
Enhanced Death Benefit	1.40
RAVA 5 Select
Mortality and expense risk fee
Standard Death Benefit	1.20%
ROPP Death Benefit	1.55
MAV Death Benefit	1.45
5-year MAV Death Benefit	1.30
5% Accumulation Death Benefit	1.60
Enhanced Death Benefit	1.65
RAVA 5 Access
Mortality and expense risk fee
Standard Death Benefit	1.35%
ROPP Death Benefit	1.70
MAV Death Benefit	1.60
5-year MAV Death Benefit	1.45

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    11

Mortality and expense risk fee
5% Accumulation Death Benefit	1.75
Enhanced Death Benefit	1.80
Other Annual Expenses
Optional Death Benefits
If eligible, you may have selected an optional death benefit in addition to the Standard Death Benefit, MAV and 5-year MAV death benefits. The fees apply only if you elected the optional rider.
Benefit Protector Death Benefit rider fee	0.25%
Benefit Protector Plus Death Benefit rider fee	0.40%
(As a percentage of contract value charged annually on the contract anniversary.)
Optional Living Benefits
If eligible, you may have selected one of the following optional living benefits. The fees apply only if you selected one of these benefits. Investment allocation restrictions apply.
Accumulation Protector Benefit®(APB®) rider fee

For applications signed:	Maximum annual rider fee	Initial annual rider fee
prior to 10/04/2010	1.75%	1.25%
10/04/2010-11/13/2011	1.75%	1.50%
11/14/2011 and later	1.75%	1.75%
(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)
Current annual rider fees for elective step-up or elective spousal continuation step-up are shown in the table below.
			If invested in Portfolio Navigator fund at the time of step-up:			If invested in Portfolio Stabilizer fund at the time of step-up:
For applications signed	Maximum annual rider fee	Current annual rider fee for elective step-ups before 10/20/12	Current annual rider fee for elective step-ups on or after 10/20/12, but before 10/18/14	Current annual rider fee for elective step-ups on or after 10/18/14, but before 07/01/16	Current annual rider fee for elective step-ups on or after 07/01/16	Current annual rider fee for elective step-ups on or after 11/18/13, but before 10/18/14	Current annual rider fee for elective step-ups on or after 10/18/14, but before 07/01/16	Current annual rider fee for elective step-ups on or after 07/01/16
prior to 10/04/2010	1.75%	1.25%	1.75%	1.60%	1.75%	1.30%	1.00%	1.30%
10/04/2010 - 11/13/2011	1.75%	1.50%	1.75%	1.60%	1.75%	1.30%	1.00%	1.30%
11/14/2011 and later	1.75%	1.75%	1.75%	1.60%	1.75%	1.30%	1.00%	1.30%

SecureSource Stages® 2 – Single life rider fee	Maximum: 1.75%	Current: 1.50%(1)
SecureSource Stages® 2 – Joint life rider fee	Maximum: 2.25%	Current: 1.75%(1)
(Charged annually on the contract anniversary as a percentage of contract value or the Benefit Base, whichever is greater.)
(1)	For contract applications signed prior to Nov. 14, 2011, SecureSource Stage 2 – Single life rider current fee is 0.95% and SecureSource Stages 2 – Joint life rider current fee is 1.15% and for contract applications signed Nov. 14, 2011 through Feb. 26, 2012, SecureSource Stages 2 – Single life rider current fee is 1.10% and SecureSource Stages 2 – Joint life rider current fee is 1.35%.
Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the contract. The minimum and maximum expenses listed below are based on expenses for the funds’ fiscal year ended Dec. 31, 2017, unless otherwise noted, without taking into account fee waivers and/or expense reimbursements that may apply. More detail concerning each underlying fund’s fees and expenses is contained in each fund’s prospectus.

12    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Minimum and maximum total annual operating expenses for the funds(1)
(Including management, distribution (12b-1) and/or service fees and other expenses)
	Minimum(%)	Maximum(%)
Total expenses before fee waivers and/or expense reimbursements	0.41	2.76
(1)	Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    13

Examples
These examples are intended to help you compare the cost of investing in these contracts with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges, variable account annual expenses and fund fees and expenses.
These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.
Maximum Expenses (for contracts with living benefit riders). These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of the funds available with living benefit riders* and before fee waivers and/or expense reimbursements. They assume that you select the optional MAV Death Benefit, Benefit Protector Plus and SecureSource Stages 2 — Joint Life rider(1),(3). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
*	Note: Certain funds are not available for contracts with living benefit riders and may have higher fund expenses than the rider fee and associated fund expenses shown here.

	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA 5 Advantage
With a ten-year surrender charge schedule	$1,285	$2,360	$3,389	$6,125	$565	$1,729	$2,937	$6,125
RAVA 5 Advantage
With a seven-year surrender charge schedule	1,205	2,299	3,346	6,208	575	1,758	2,984	6,208
RAVA 5 Select	1,140	2,193	3,102	6,414	600	1,832	3,102	6,414
RAVA 5 Access	616	1,876	3,171	6,535	616	1,876	3,171	6,535
Maximum Expenses (for contracts with no living benefit riders). These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you select the optional MAV Death Benefit and Benefit Protector Plus rider(1),(3). Although your actual costs may be higher, based on these assumptions your costs would be:
	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA 5 Advantage
With a ten-year surrender charge schedule	$1,207	$2,093	$2,890	$4,888	$486	$1,460	$2,436	$4,888
RAVA 5 Advantage
With a seven-year surrender charge schedule	1,127	2,030	2,844	4,970	496	1,489	2,483	4,970
RAVA 5 Select	1,062	1,922	2,599	5,171	522	1,562	2,599	5,171
RAVA 5 Access	537	1,606	2,667	5,289	537	1,606	2,667	5,289
Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you have the Standard Death Benefit and do not select any optional benefits(2). Although your actual costs may be higher, based on these assumptions your costs would be:
	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA 5 Advantage
With a ten-year surrender charge schedule	$906	$1,190	$1,341	$1,811	$159	$491	$ 841	$1,811
RAVA 5 Advantage
With a seven-year surrender charge schedule	823	1,120	1,295	1,923	169	522	895	1,923
RAVA 5 Select	753	996	1,027	2,198	195	600	1,027	2,198
RAVA 5 Access	210	647	1,106	2,360	210	647	1,106	2,360
(1)	In these examples, the contract administrative charge is $50.
(2)	In these examples, the contract administrative charge is $30.
(3)	Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

14    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    15

Condensed Financial Information
You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combination for each contract in Appendix G.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.
The Variable Account and the Funds
The variable account: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds: The contracts currently offer subaccounts investing in shares of the funds. For a list of underlying funds with a summary of investment objectives, investment advisers and subadvisers, please see Appendix A.
Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number listed on the first page of this prospectus.
•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund name and management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that

16    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”) or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.
•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.
•	Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
•	Risks and Conflicts of Interest with Certain Funds Advised by Columbia Management. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several funds of funds, including Portfolio Navigator and Portfolio Stabilizer funds. As such, it retains full discretion over the investment activities and investment decisions of the funds. These funds invest in other registered mutual funds. In providing investment advisory services for the funds and the underlying funds in which those funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management Investment Advisers or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
•	Volatility and Volatility Management Risk with the Portfolio Stabilizer funds. Portfolio Stabilizer funds are managed volatility funds that employ a strategy designed to reduce overall volatility and downside risk. These types of funds are available under the contracts and one or more of these funds may be offered in other variable annuity and variable life insurance products offered by us. These funds may also be used in conjunction with guaranteed living benefit and death benefit riders we offer with various annuity contracts, including the contracts.
Conflicts may arise because the manner in which these funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit and death benefit riders. Managed volatility funds employ a strategy to reduce overall volatility and downside risk. A successful strategy may result in smaller losses to your contract value when markets are declining and market volatility is high. In turn, a successful strategy may also result in less gain in your contract value during rising markets with higher volatility when compared to funds not employing a managed volatility strategy. Accordingly, although an investment in the Portfolio Stabilizer funds may mitigate declines in your contract value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your contract value during periods of positive performance by the equity markets. There is no guarantee any of the funds’ strategies will be successful. When offered with a guaranteed living benefit, managed volatility funds may decrease the number and amount of any periodic benefit base increase opportunities. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
While Columbia Management is the investment adviser to the Portfolio Navigator and Portfolio Stabilizer funds, it provides no investment advice to you as to whether an allocation to the funds is appropriate for you. You must decide whether an investment in these funds is right for you. Additional information on the funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised fund of funds and managed volatility funds and their investment objectives are in Appendix A.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    17

•	Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including but not limited to expense payments and non-cash compensation, for various purposes:
•	Compensating, training and educating financial advisors who sell the contracts.
•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to contract owners, authorized selling firms and financial advisors.
•	Providing sub-transfer agency and shareholder servicing to contract owners.
•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.
•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•	Furnishing personal services to contract owners, including education of contract owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.

18    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or from the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.
•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.
The Guarantee Period Accounts (GPAs)
The GPAs may not be available for contracts in some states.
Currently, unless the PN program is in effect, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after the annuitization start date.
Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA. The GPA interests under the contracts are registered with the SEC. The SEC staff reviews the disclosures in this prospectus on the GPA interests.
The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates).
These rates generally will be based on various factors related to future investment earnings. Interest rates offered may vary by state, but will not be lower than state law allows. We cannot predict nor can we guarantee what future rates will be.
We hold amounts you allocate to the GPAs in a “nonunitized” separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company’s general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations in interest rates. We achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.
We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:
•	Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;
•	Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies — Standard & Poor’s, Moody’s Investors Service or Fitch — or are rated in the two highest grades by the National Association of Insurance Commissioners;

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    19

•	Debt instruments that are unrated, but which are deemed by RiverSource Life to have an investment quality within the four highest grades;
•	Other debt instruments which are unrated or rated below investment grade, limited to 15% of assets at the time of purchase; and
•	Real estate mortgages, limited to 30% of portfolio assets at the time of acquisition.
In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.
While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Minnesota and other state insurance laws.
Market Value Adjustment (MVA)
We will not apply an MVA to contract value you transfer or surrender out of the GPAs during the 30-day period ending on the last day of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value from the specified GPA to a GPA of another length, transfer the contract value from the specified GPA to any of the subaccounts or the regular fixed account, or surrender the value from the specified GPA (all subject to applicable surrender and transfer provisions). If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the contract value from the specified GPA into the shortest GPA term offered in your state. If no GPAs are offered, we will transfer the value to the regular fixed account, if available. If the regular fixed account is not available, we will transfer the value to the money market or cash management variable subaccount we designate.
We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer contract value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as “early surrenders.” The application of an MVA may result in either a gain or loss of principal.
The 30-day rule does not apply and no MVA will apply to:
•	amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Diagnosis; and
•	amounts deducted for fees and charges.
Amounts we pay as death claims will not be reduced by any MVA.
When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.
The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:
If your GPA rate is:	The MVA is:
Less than the new GPA rate + 0.10%	Negative
Equal to the new GPA rate + 0.10%	Zero
Greater than the new GPA rate + 0.10%	Positive
For an example, see Appendix B.

20    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

The General Account
The general account includes all assets owned by RiverSource Life, other than those in the variable account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any death or living benefits offered under the contract. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The Fixed Account
Amounts allocated to the fixed account are part of our general account. The fixed account includes the regular fixed account and the Special DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time at our discretion. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. The guaranteed minimum interest rate on amounts invested in the fixed account will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.
We have not registered interests in the fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. We believe these options are exempt from registration under the federal securities laws because the underlying values do not vary according to the performance of a separate account and satisfy state standard non-forfeiture laws. Accordingly, we have a reasonable basis for concluding that the fixed account provides sufficient guarantees of principal and interest through the company’s general account to qualify under Section 3(a)(8) of the Securities Act of 1933.
The fixed account has not been registered with the SEC. Disclosures regarding the fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The Regular Fixed Account
For RAVA 5 Advantage and RAVA 5 Select, unless the PN program is in effect, you also may allocate purchase payments or transfer contract value to the regular fixed account. For RAVA 5 Access contracts, you cannot allocate purchase payments or transfer contract value to the regular fixed account unless it is included in the investment option you selected under the PN program. Under the current PN program, the regular fixed account is not included in the investment options. The value of the regular fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion, but your interest rate for each purchase payment or transfer will never change more frequently than annually. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (See “Making the Most of Your Contract — Transfer policies”.).
The Special DCA Fixed Account
You may allocate purchase payments to the Special DCA fixed account. You may not transfer contract value to the Special DCA fixed account.
You may allocate your entire purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.
In accordance with your investment instructions, we transfer amounts from the Special DCA fixed account to the subaccounts or PN program investment option you select monthly so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The amount of each transfer equals the remaining Special DCA fixed account value on the date of the transfer divided by the number of remaining transfers in the program. You may not change the amount of transfers. The first Special DCA monthly transfer occurs one day after we receive your payment. You may not use the regular fixed account or any GPA as a destination for the Special DCA monthly transfer.
The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account, and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    21

rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the Special DCA fixed account with interest at the same annual effective rate we apply to the regular fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher than those we credit to the regular fixed account. We reserve the right to declare different annual effective rates:
•	for the Special DCA fixed account and the regular fixed account; and
•	for the Special DCA fixed accounts with terms of differing length.
Alternatively, you may allocate your purchase payment to any combination of the following which equals one hundred percent of the amount you invest:
•	the Special DCA fixed account for a six month term;
•	the Special DCA fixed account for a twelve month term;
•	the PN program investment option in effect;
•	if no PN program investment option is in effect, to the regular fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account and the GPAs.
Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.
If you participate in the PN program, and you change to a different PN program investment option while a Special DCA fixed account term is in progress, we will allocate transfers from the Special DCA fixed account to your newly-elected PN program investment option.
If your contract permits and you discontinue your participation in the PN program while a Special DCA fixed account term is in progress, we will allocate transfers from your Special DCA fixed account for the remainder of the term to the subaccounts in accordance with your current Special DCA fixed account allocation instructions. If your current Special DCA fixed account allocation instructions include a fund to which allocations are restricted and you do not provide new instructions, we will transfer prorated amounts to the valid portion of your allocation instruction.
You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account to the PN program investment option in effect, or if no PN program investment option is in effect, in accordance with your investment instructions to us to the regular fixed account, if available, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see “Transfer policies”).
Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see “Making the Most of your Contract — Automated Dollar-Cost Averaging.”
Buying Your Contract
New contracts as described in this prospectus are not currently being offered. We are required by law to obtain personal information from you which we used to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract if you are 90 or younger.
When you applied, you may have selected (if available in your state):
•	GPAs, the regular fixed account(1), subaccounts and/or the Special DCA fixed account in which you want to invest;
•	how you want to make purchase payments;
•	a beneficiary;
•	under RAVA 5 Advantage, the length of the surrender charge period (seven or ten years);
•	one of the following optional death benefit riders:
–	ROPP Death Benefit (available if you are age 80 or older);
–	MAV Death Benefit;

22    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

–	5-Year MAV Death Benefit;
–	5% Accumulation Death Benefit; or
–	Enhanced Death Benefit.
•	One of the following additional optional death benefit riders:
–	Benefit Protector Death Benefit(2); or
–	Benefit Protector Plus Death Benefit(2);
•	one of the following optional living benefit riders:
–	Accumulation Protector Benefit(3); or
–	SecureSource Stages 2.
(1)	For RAVA 5 Access contracts, you cannot select the regular fixed account unless it is included in a PN program investment option you selected. Under the current PN program, the regular fixed account is not included in the investment options.
(2)	Not available with the 5% Accumulation or Enhanced Death Benefits.
(3)	Not available for contract applications signed on or after Feb. 27, 2012.
The contracts provide for allocation of purchase payments to the subaccounts of the variable account, to the GPAs, to the regular fixed account (if available) and/or to the Special DCA fixed account subject to the $1,000 required minimum investment for the GPAs. We currently allow you to allocate the total amount of purchase payment to the regular fixed account for RAVA 5 Advantage and RAVA 5 Select. We reserve the right to limit purchase payment allocations to the regular fixed account at any time on a non-discriminatory basis with notification, subject to state restrictions. You cannot allocate purchase payments to the fixed account for six months following a partial surrender from the fixed account, a lump sum transfer from the regular fixed account, or termination of automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term. For RAVA 5 Access contracts, you cannot allocate purchase payments to the regular fixed account unless it is included in a PN program investment option you selected. Under the current PN program, the regular fixed account is not included in the investment options. (See “Purchase Payments.”)
If your application is complete, we will process it and apply your purchase payment to your investment selections within two business days after we receive it at our Service Center. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete.
We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
You may make regular payments to your contract under a scheduled payment plan. Initial purchase payments are $1,000, $2,000 or $10,000 depending on the product and tax qualification (see “Buying Your Contract — Purchase Payments”). Then, to begin the scheduled payment plan, you will complete and send a form and your first scheduled payment plan payment along with your application. There is no charge for the scheduled payment plan. You can stop your scheduled payment plan payments at any time.
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Purchase Payments
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of the contract.
Minimum initial purchase payments
	RAVA 5 Advantage	RAVA 5 Select	RAVA 5 Access
Qualified annuities	$1,000	$2,000	$2,000

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    23

	RAVA 5 Advantage	RAVA 5 Select	RAVA 5 Access
Nonqualified annuities	$2,000	$10,000	$10,000
Minimum additional purchase payments
$50
Maximum total purchase payments* (without our approval) based on your age on the effective date of the payment:
For the first year and total: through age 85	$1,000,000
for ages 86 to 90	$100,000
age 91 or older	$0

For each subsequent year: through age 85	$100,000
for ages 86 to 90	$50,000
age 91 or older	$0
*	These limits apply in total to all RiverSource Life annuities you own unless a higher amount applies to your contract. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply. Additional purchase payments for inherited IRA contracts cannot be made unless the payment is IRA money inherited from the same decedent.
Additional purchase payment restrictions for contracts with the Accumulation Protector Benefit rider
Additional purchase payments for contracts with the Accumulation Protector Benefit rider are not allowed during the waiting period except for the first 180 days (1) immediately following the effective date and (2) following the last contract anniversary for each elective step up.
Additional purchase payment restrictions for contracts with the SecureSource Stages 2 rider
The riders prohibit additional purchase payments while the rider is effective, if (1) you decline a rider fee increase, or (2) the Annual Lifetime Payment (ALP) is established and your contract value on an anniversary is less than four times the ALP. (For the purpose of this calculation only, the ALP is determined using percentage B, as described under “Optional Living Benefits — SecureSource Stages 2 Riders.”)
Effective Feb. 27, 2012, no additional purchase payments are allowed for contract applications signed prior to Feb. 27, 2012 with SecureSource Stages 2 riders, subject to certain exceptions listed below.
Certain exceptions apply and the following additional purchase payments will be allowed on or after Feb. 27, 2012:
a.	For contracts sold before Feb. 3, 2012, (1) purchase payments received within 90 calendar days from the contract application signed date and (2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract application signed date.
b.	For contracts sold Feb. 3, 2012 through Feb. 26, 2012, all purchase payments received within 90 calendar days from the contract application signed date.
c.	Prior and current tax year contributions up to the annual limit set up by the IRS for any qualified annuities. This annual limit applies to IRAs, Roth IRAs and SEP plans.
We reserve the right to change these current rules any time, subject to state restrictions.
How to Make Purchase Payments
1 1 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
2 2 By scheduled payment plan
We can help you set up a bank authorization.

24    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Limitations on Use of Contracts
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.
The Annuitization Start Date
Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized (converted to a stream of monthly payments). If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. You will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.
The annuitization start date must be:
•	no earlier than the 30th day after the contract’s effective date; and no later than
•	the owner’s 95th birthday or the tenth contract anniversary, if later,
•	or such other date as agreed to by us.
Six months prior to your annuitization start date, we will contact you with your options including the option to postpone your annuitization start date to a future date. You can also choose to delay the annuitization of your contract to a date beyond age 95, to the extent allowed by applicable state law and tax laws.
If you do not make an election, annuity payouts using the contract’s default option of annuity payout Plan B — Life Income with 10 years certain will begin on the annuitization start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, we will continue to make payments until 10 years of payments have been made.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your annuitization start date, your contract will not be automatically annuitized (subject to state requirements). However, if you choose, you can elect to request annuitization or take partial surrenders to meet your required minimum distributions.
Please see “SecureSource Stages 2 — Other Provisions” section regarding options under this rider at the annuitization start date.
Beneficiary
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the annuitization start date. If there is more than one beneficiary we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)
If you select SecureSource Stages 2 — Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.
Charges
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. Currently, we deduct $30 from your contract value on your contract anniversary or, if earlier, when the contract is fully surrendered. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase this charge after the first contract anniversary to a maximum of $50.
We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. We reserve the right to charge up to $20 after the first contract anniversary for contracts with contract value of $50,000 or more.
If you take a full surrender of your contract, we will deduct the charge at the time of surrender regardless of the contract value. This charge does not apply to amounts applied to an annuity payment plan or to the death benefit (other than when deducted from the Full Surrender Value component of the death benefit).

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    25

Mortality and Expense Risk Fee
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.
The mortality and expense risk fee you pay is based on the product you choose, the death benefit guarantee in effect and the surrender charge schedule that applies to your contract.
RAVA 5 Advantage with ten-year surrender charge schedule
Mortality and expense risk fee
Standard Death Benefit	0.85%
ROPP Death Benefit(1)	1.20
MAV Death Benefit	1.10
5-year MAV Death Benefit	0.95
5% Accumulation Death Benefit	1.25
Enhanced Death Benefit	1.30
RAVA 5 Advantage with seven-year surrender charge
Mortality and expense risk fee
Standard Death Benefit	0.95%
ROPP Death Benefit(1)	1.30
MAV Death Benefit	1.20
5-year MAV Death Benefit	1.05
5% Accumulation Death Benefit	1.35
Enhanced Death Benefit	1.40
RAVA 5 Select
Mortality and expense risk fee
Standard Death Benefit	1.20%
ROPP Death Benefit(1)	1.55
MAV Death Benefit	1.45
5-year MAV Death Benefit	1.30
5% Accumulation Death Benefit	1.60
Enhanced Death Benefit	1.65
RAVA 5 Access
Mortality and expense risk fee
Standard Death Benefit	1.35%
ROPP Death Benefit(1)	1.70
MAV Death Benefit	1.60
5-year MAV Death Benefit	1.45
5% Accumulation Death Benefit	1.75
Enhanced Death Benefit	1.80
(1)	Only available for purchase as an optional rider for ages 80 or older on the rider effective date.
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge more than $20 per contract and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

26    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•	then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge for RAVA 5 Advantage or RAVA 5 Select, discussed in the following paragraphs, will cover sales and distribution expenses.
Surrender Charge
If you surrender all or part of your contract before the annuitization start date, we may deduct a surrender charge. For RAVA 5 Advantage, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. You select the surrender charge period at the time of your application for the contract. For RAVA 5 Select, a surrender charge applies if you surrender all or part of your contract value in the first four contract years. There is no surrender charge for RAVA 5 Access. The surrender charge percentages that apply to you are shown in your contract.
If you are buying a new contract as an inherited IRA, please consider carefully your surrender charge selection. Surrender charges for an inherited IRA are only waived for life time RMD amounts, not for a 5 year distribution.
You may surrender an amount during any contract year without a surrender charge. We call this amount the total free amount (FA). The FA varies depending on whether your contract includes the SecureSource Stages 2 rider:
Contract without SecureSource Stages 2 rider
The FA is the greater of:
•	10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year; or
•	current contract earnings.
During the first contract year, the FA is the greater of:
•	10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or
•	current contract earnings.
Contract with SecureSource Stages 2 rider
The FA is the greatest of:
•	10% of the contract value on the prior contract anniversary less any prior surrenders taken in the current contract year;
•	current contract earnings; or
•	the Remaining Annual Lifetime Payment.
During the first contract year, the FA is the greatest of:
•	10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA;
•	current contract earnings; or
•	the Remaining Annual Lifetime Payment.
Amounts surrendered in excess of the FA may be subject to a surrender charge as described below.
Surrender charge under RAVA 5 Advantage:
A surrender charge will apply if the amount you surrender includes any of your prior purchase payments that are still within their surrender charge schedule. To determine whether your surrender includes any of your prior purchase payments that are still within their surrender charge schedule, we surrender amounts from your contract in the following order:
1.	First, we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA. We surrender payments that are considered part of the FA on a first-in, first-out (FIFO) basis.
2.	Next, we surrender purchase payments received that are beyond the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do not assess a surrender charge on these payments.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    27

3.	Finally, we surrender any additional purchase payments received that are still within the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do assess a surrender charge on these payments.
The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.
We determine your surrender charge by multiplying each of your payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage (see “Expense Summary”), and then adding the total surrender charges.
Surrender charge under RAVA 5 Select:
A surrender charge will apply if you surrender some or all of your contract value during the first four contract years. The surrender charge amount is determined by multiplying purchase payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage.
1.	First we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA.
2.	Next, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first four contract years.
The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.
Surrender charge under RAVA 5 Access:
There is no surrender charge if you surrender all or part of your contract.
Partial surrenders:
For a partial surrender, we will determine the amount of contract value that needs to be surrendered, which after any surrender charge and any positive or negative market value adjustment, will equal the amount you request.
For an example, see Appendix C.
Waiver of surrender charges
We do not assess surrender charges for:
•	surrenders each year that represent the total free amount for that year;
•	required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force. Surrender charges for an inherited IRA are only waived for life time RMD amounts, not for a 5 year distribution;
•	amounts applied to an annuity payment plan (Exception: As described below, if you select annuity payout Plan E, and choose later to surrender the value of your remaining annuity payments, we will assess a surrender charge.)
•	surrenders made as a result of one of the “Contingent events” described below to the extent permitted by state law (see your contract for additional conditions and restrictions). Waiver of surrender charges for Contingent events will not apply to Tax Free Exchanges, rollovers and transfers to another annuity contract;
•	amounts we refund to you during the free look period; and
•	death benefits.
Contingent events
•	Surrenders you make if you are confined to a hospital or nursing home and have been for the prior 60 days or confinement began within 30 days following a 60 day confinement period. Such confinement must begin after the contract issue date. Your contract will include this provision when you are under age 76 at contract issue. You must provide us with a letter containing proof satisfactory to us of the confinement as of the date you request the surrender. We must receive your surrender request no later than 91 days after your release from the hospital or nursing home. The amount surrendered must be paid directly to you.
•	Surrenders you make if you are disabled with a medical condition and are diagnosed in the second or later contract years, with reasonable medical certainty, that the disability will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis, the expected date of death and the date the terminal illness was initially diagnosed. The amount surrendered must be paid directly to you.

28    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Liquidation charge under Annuity Payout Plan E — Payouts for a specified period: If you are receiving variable annuity payments under this annuity payout plan, you can choose to surrender those payments. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The liquidation charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate.
Fixed Payouts: Surrender charge under annuity payout plans allowing surrenders of the present value of remaining guaranteed payouts: If you elect an annuity payout plan and the plan we make available provides a liquidity feature permitting you to surrender any portion of the underlying value of remaining guaranteed payouts, a surrender charge may apply.
A surrender charge will be assessed against the present value of any remaining guaranteed payouts surrendered. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you are surrendering, the present value determined will be multiplied by the surrender charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Surrender charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit surrenders in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any surrender charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following surrender will be reduced, possibly to zero.
Other information on charges: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59½ (fee waived in case of death or disability).
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate certain charges such as the contract administrative and surrender charges. However, we expect this to occur infrequently.
Optional Living Benefit Charges
SecureSource Stages 2 Rider Charge
We deduct an annual charge for this optional feature only if you select it. The current annual rider fees are as follows:
•	SecureSource Stages 2 – Single Life rider, 1.50%(1)
•	SecureSource Stages 2 – Joint Life rider, 1.75(1)
(1)	For contract applications signed prior to Nov. 14, 2011, SecureSource Stages 2 – Single life rider current fee is 0.95% and SecureSource Stages 2 – Joint life rider current fee is 1.15% and for contract applications signed Nov. 14, 2011 through Feb. 26, 2012, SecureSource Stages 2 – Single life rider current fee is 1.10% and SecureSource Stages 2 – Joint life rider current fee is 1.35%.
The charge is based on the greater of the benefit base (BB) (after any applicable Rider Credit is added) or the anniversary contract value, but not more than the maximum BB of $10,000,000.
We deduct the charge from your contract value on your contract anniversary. Remember, since the charge is taken on a contract anniversary all purchase payments received during the preceding calendar year will increase your charge. This is especially important to consider when you make purchase payments near your contract anniversary because the

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    29

payment amount increases your contract value and will result in an increased rider anniversary charge. We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Once you elect the SecureSource Stages 2 rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated or until the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.
Currently the SecureSource Stages 2 rider fee does not vary with the PN program investment option selected; however, we reserve the right to vary the rider fee for each investment option. The SecureSource Stages 2 – Single Life rider fee will not exceed a maximum of 1.75%. The SecureSource Stages 2 – Joint Life rider fee will not exceed a maximum of 2.25%.
The following describes how your annual rider fee may increase:
1.	We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.
(A)	You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:
(i)	all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,
(ii)	any ability to make additional purchase payments,
(iii)	any future Rider Credits, and the credit base (CB) will be permanently reset to zero,
(iv)	any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries, and
(v)	the ability to change your investment option to one that is more aggressive than your current investment option. Any change to a less aggressive investment option will further limit the investment options available to the then current and less aggressive investment options.
(B)	You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher that your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.
2.	Your annual rider fee may increase if you elect to change to a more aggressive investment option than your current investment option and if the new investment option has a higher current annual rider fee. The annual rider fees associated with the available investment option may change at our discretion, however these changes will not apply to this rider unless you change your current investment option to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same investment option or move to a less aggressive one. Also, this type of fee increase does not allow you to terminate the rider.
If your rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.
The fee does not apply after the annuitization start date.
Accumulation Protector Benefit Rider Charge
We deduct an annual charge from your contract value on your contract anniversary for this optional feature only if you select it.(1) The charge is calculated by multiplying the annual rider fee by the greater of your contract value or the minimum contract accumulation value on your contract anniversary. See table below for the applicable percentage.
We prorate this charge among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted through the end of the waiting period. If the contract or rider is terminated for any reason, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.
We may change the rider fee at our discretion and on a nondiscriminatory basis. The maximum annual rider fee is 1.75%.
The Accumulation Protector Benefit rider fee in effect on your contract after the rider effective date will not change unless you choose the annual elective step-up or elective spousal continuation step-up after we exercised our rights to increase the rider fee; or you change your investment option after we exercised our rights to increase the rider fee or to vary the rider fee for each investment option.

30    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

We exercised our right to increase the rider fee upon elective step-up or elective spousal continuation step-up and vary the fee depending on whether your contract value is invested in one of the Portfolio Navigator or Portfolio Stabilizer funds at the time of the elective step-up or spousal continuation step-up. You will pay the fee that is in effect on the valuation date we receive your written request to step-up. Currently, we waive our right to increase the fee for investment option changes. There is no assurance that we will not exercise our right in the future.
If you request an elective step-up or the elective spousal continuation step-up, the fee that will apply to your rider will correspond to the fund in which you are invested at that time, as shown in the table below.
			If invested in Portfolio Navigator fund at the time of step-up:			If invested in Portfolio Stabilizer fund at the time of step-up:
For applications signed	Maximum annual rider fee	Initial annual rider fee and current annual rider fee for elective step-ups before 10/20/12	Current annual rider fee for elective step-ups on or after 10/20/12, but before 10/18/14	Current annual rider fee for elective step-ups on or after 10/18/14, but before 07/01/16	Current annual rider fee for elective step-ups on or after 07/01/16	Current annual rider fee for elective step-ups on or after 11/18/13, but before 10/18/14	Current annual rider fee for elective step-ups on or after 10/18/14, but before 07/01/16	Current annual rider fee for elective step-ups on or after 07/01/16
prior to 10/04/2010	1.75%	1.25%	1.75%	1.60%	1.75%	1.30%	1.00%	1.30%
10/04/2010 - 11/13/2011	1.75%	1.50%	1.75%	1.60%	1.75%	1.30%	1.00%	1.30%
11/14/2011 and later	1.75%	1.75%	1.75%	1.60%	1.75%	1.30%	1.00%	1.30%
If your annual rider fee changes during the contract year, on the next contract anniversary we will calculate an average rider fee that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.
Subject to the terms of your contract, we reserve the right to further increase the rider fees to the maximum limit provided by your rider and to vary the rider fees based on the fund you select.
The automatic step-up option available under your rider will not impact your rider fee.
Please see the “Optional Living Benefits — Accumulation Protector Benefit Rider” section for a full description and rules applicable to elective and automatic step-up options under your rider.
The charge does not apply after the annuitization start date.
(1)	Accumulation Protector Benefit rider was not available for contract applications signed on or after Feb. 27, 2012.
Optional Death Benefit Charges
Benefit Protector Rider Charge
We deduct a charge for this optional feature only if you select it. The annual rider fee is 0.25%. The charge is calculated by multiplying the annual rider fee by your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations when necessary.
If the contract or rider is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the charge from the contract value adjusted for the number of calendar days coverage was in place during the contract year.
We cannot increase this annual fee after the rider effective date.
Benefit Protector Plus Rider Charge
We deduct a charge for this optional feature only if you select it. If selected, we deduct an annual rider fee of 0.40%. The charge is calculated by multiplying the annual rider fee by your contract value on your contract anniversary. We prorate this charge among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value We will modify this prorated approach to comply with state regulations when necessary. If the contract or rider is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the charge from the contract value adjusted for the number of calendar days coverage was in place during the contract year.
We cannot increase this annual fee after the rider effective date.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    31

Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full surrender from your contract.
Valuing Your Investment
We value your accounts as follows:
GPA
We value the amounts you allocate to the GPA directly in dollars. The GPA value equals:
•	the sum of your purchase payments and transfer amounts allocated to the GPA;
•	plus interest credited;
•	minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;
•	minus any prorated portion of the contract administrative charge; and
•	minus the prorated portion of the charge for any of the following optional benefits you have selected:
–	Benefit Protector Death Benefit;
–	Benefit Protector Plus Death Benefit;
–	Accumulation Protector Benefit rider; or
–	SecureSource Stages 2 rider.
The Fixed Account
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:
•	the sum of your purchase payments allocated to the regular fixed account and the Special DCA fixed account, and transfer amounts to the regular fixed account (including any positive or negative MVA on amounts transferred from the GPAs);
•	plus interest credited;
•	minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;
•	minus any prorated portion of the contract administrative charge; and
•	minus any prorated portion of the charge for any of the following optional benefits you have selected:
–	Benefit Protector Death Benefit;
–	Benefit Protector Plus Death Benefit;
–	Accumulation Protector Benefit rider; or
–	SecureSource Stages 2 rider.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or fee for any optional riders with annual charges (if applicable).
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:
Number of units: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.
Accumulation unit value: the current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.

32    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

We determine the net investment factor by:
•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share; and
•	subtracting the percentage factor representing the mortality and expense risk fee from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Factors that affect subaccount accumulation units: accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•	additional purchase payments you allocate to the subaccounts;
•	transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);
•	partial surrenders;
•	surrender charges;
and a deduction of a prorated portion of:
•	the contract administrative charge; and
•	the charge for any of the following optional benefits you have selected:
–	Benefit Protector Death Benefit;
–	Benefit Protector Plus Death Benefit;
–	Accumulation Protector Benefit rider; or
–	SecureSource Stages 2 rider.
Accumulation unit values will fluctuate due to:
•	changes in fund net asset value;
•	fund dividends distributed to the subaccounts;
•	fund capital gains or losses;
•	fund operating expenses; and/or
•	mortality and expense risk fees.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    33

Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals).
For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account to one or more subaccounts. You may not set up automated transfers to or from the GPAs or set up an automated transfer to the regular fixed account. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic payments under a scheduled payment plan.
There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your financial advisor.
Dollar-cost averaging as described in this section is not available when the PN program is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the Special DCA fixed account. See the “Special DCA Fixed Account” and “Portfolio Navigator Program and “Portfolio Stabilizer funds” sections in this prospectus for details.
Asset Rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.
Different rules apply to asset rebalancing under the Portfolio Navigator program (see "Portfolio Navigator Program and Portfolio Stabilizer Funds" below).

34    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

The Income GuideSM Program
Income Guide is an optional service we currently offer without charge. It does not change or otherwise modify any of the other benefits, features, charges, or terms and conditions associated with your annuity contract. The purpose of the program is to provide reporting and monitoring of withdrawals you take from your annuity. The reporting and monitoring is designed to provide you information that may assist you in considering whether to adapt your withdrawals over time.
For the purpose of Income Guide program, the term “systematic withdrawals” is the same as “automated systematic surrenders”.
The assumptions we used in the program are not customized or individualized to your circumstances. Program participants and their unique individual circumstances will vary from the program assumptions, creating differing results. The simulations we used in connection with the program do not include any contract or underlying fund charge assumptions other than a mortality and expense risk charge of 1.0%. Your contract value may be depleted prior to the end of the program. If you follow the program and make downward adjustments to your withdrawals to remain in the “On Track” status, the amount of your withdrawal can significantly decline over time.
Income Guide is a withdrawal monitoring service. The program establishes what we call a “Prudent Income Amount” which is based on your contract value, age, and the other program assumptions described below. We calculate the Prudent Income Amount daily using the following factors:
(1)	the age of the participant, (the age of the younger participant under the Joint Option);
(2)	the contract value;
(3)	Prudent Income Percentages.
The current Prudent Income Amount is determined by multiplying the current contract value by the current Prudent Income Percentage. The Prudent Income Amount is a hypothetical withdrawal amount with a minimum 90% probability that if taken and no withdrawal adjustments are made, withdrawals at that amount would not deplete the contract value prior to age 95 (age 100 for joint), or 8 years if longer. Please refer to the Prudent Income Amount section below for details on the assumptions we used to create the Prudent Income Percentages and the operation of the Prudent Income Amount.
Income Guide compares the annual total of the monthly systematic withdrawals you have elected to the current Prudent Income Amount we have calculated to determine your current status in the program. The current status provides you information on the current sustainability of your rate of withdrawal by comparing it to the Prudent Income Amount.
The program allows you to elect to have withdrawal income monitored based on one person (the “Single Option”) or two persons (the “Joint Option”). We refer to each person covered under Income Guide as a participant. Income Guide is most effective when you use it in consultation with your financial advisor.
Income Guide is not a guaranteed income option and it is not backed by our general account. If you need income guaranteed for life or another specified period of time, you should not rely on using Income Guide. For guaranteed income options, consider a guaranteed lifetime withdrawal benefit such as our SecureSource Stages 2 rider, annuitization options, or other annuity contracts that provide guaranteed lifetime income riders or benefits.
Any withdrawals you make from your contract may result in surrender charges, taxes and tax penalties. In addition, withdrawals may result in a proportional reduction to the standard death benefit and any optional death benefit you have elected.
As part of the Income Guide program, we provide you with information regarding your withdrawal amount, but we do not determine whether to make adjustments to your withdrawal amount or investment allocation.  You need to decide what changes or adjustments may be right for you, or whether to seek the assistance of a financial advisor in making any decisions, based on the information provided and your given needs and circumstances.
Program Availability
Income Guide is only available if the servicing broker-dealer on your contract is Ameriprise Financial Services, Inc. (“AFSI”) which is our affiliate and we only currently offer variable annuity contracts through AFSI. We may modify or end the availability of Income Guide at any time in our sole discretion. We will notify you 30 days in advance of any changes to Income Guide or if we end the program. Advance notice will not be given for any changes we decide to make to the Prudent Income Percentages.
Income Guide is not available if your contract has a SecureSource Stages 2 or Accumulation Protector Benefit riders.
In addition, in order to enroll in Income Guide, the following eligibility requirements must be met.
(1)	One of the Income Guide participants must be an owner or annuitant under the contract.
(2)	Your contract cannot be a beneficially owned IRA.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    35

(3)	You cannot be withdrawing substantially equal periodic payments as defined in the Internal Revenue Code. These payments are calculated in part using your life expectancy and place limits on the ability to increase withdrawals beyond a certain amount without incurring tax consequences.
(4)	If you have a systematic withdrawal program established, you may not elect to set your withdrawal amount net of surrender charges or market value adjustment and the frequency of withdrawal must be set at monthly. You cannot have more than one systematic withdrawal program established at the same time.
(5)	Your contract cannot have any active or deemed loans on it.
(6)	Your contract must have an Ameriprise advisor registered with AFSI assigned as the agent of record on your contract.
(7)	All participants covered by the program must be at least age 50 and no older than age 85.
These eligibility requirements apply to any post-enrollment changes you may elect to make, such as changing or adding participants.
Advance notice will not be given for the events listed below that automatically terminate Income Guide.
(1)	You modify your systematic withdrawal program to a frequency other than monthly or you have more than one systematic withdrawal program in effect.
(2)	You take a loan on the contract.
(3)	On any contract anniversary where the participant (for joint, youngest participant) attained the maximum age of 95 in the preceding contract year.
(4)	The death benefit under the contract becomes payable.
(5)	You elect a systematic withdrawal program to take substantially equal periodic payments as defined in the Internal Revenue Code. These payments are calculated in part using your life expectancy and place limits on the ability to increase withdrawals beyond a certain amount without incurring tax consequences.
(6)	AFSI is no longer the servicing broker-dealer on your contract.
(7)	Your contract terminates for any reason, including full surrender, the contract value reaches zero, or when you annuitize your entire contract (this does not apply to partial annuitizations which are permitted while you participate in Income Guide).
In the event of a change in ownership, systematic withdrawals are suspended, but you would continue to be enrolled in the Income Guide.
Enrolling in the Income Guide Program
You may elect to enroll in the Income Guide program at any time as long as we continue to offer it and you meet the eligibility requirements of participation. At the time of your enrollment, you will be required to complete an Income Guide Enrollment Form or verbally acknowledge your understanding of the program if we permit enrollment via telephone. In connection with enrollment, you will be asked whether you want the Single Option or Joint Option. You also will be required to provide the birthdate and sex of each participant covered under Income Guide. We use the age provided at enrollment to calculate the Prudent Income Amount.
If you are funding your contract through multiple sources that would involve making more than one initial purchase payment, you should consider waiting to enroll in Income Guide until your contract is fully funded. A large purchase payment not taken into account will result in a lower initial Prudent Income Amount being calculated. If your systematic withdrawal amount is based on all intended payments, then the amount you are withdrawing will be higher than the Prudent Income Amount that is calculated before we receive all intended purchase payments which may affect your Income Guide status.
After enrolling, we will permit you to modify the selected option (Single Option or Joint Option) or to change the participants. Any changes are subject to the conditions stated in the Program Availability section above.
Withdrawal Monitoring and Reporting
Income Guide is designed to assist you and your financial advisor in managing the withdrawal of money out of your annuity contract to provide income. To aid in managing your withdrawals, we currently provide periodic reports to you and your financial advisor. This includes a detailed annual report we provide on each contract anniversary and a brief summary on the consolidated statements you receive either monthly or quarterly from AFSI. These reports include an Income Guide status based on the Prudent Income Amount calculated on the date we produce the report. The reporting and the status are designed to provide you information regarding the current sustainability of your current withdrawal amount by comparing it to the current Prudent Income Amount. We provide no other reporting, so you should review your consolidated statement and annual report to see if your status under the program has changed. You also can review your current daily status by logging into your account on amperiprise.com. We reserve the right to modify the reporting we provide under the program at any time and in our sole discretion.

36    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

The table below summarizes the definitions of each status under the program.
Income Guide Status Definitions
Attention Needed	Caution	On Track	More Available
Prudent Income Amount is more than 20% below your current annual withdrawal amount	Prudent Income Amount is from 10.1% to 20% below your current annual withdrawal amount	Prudent Income Amount is from 10% below up to 24.9% above your current annual withdrawal amount	Prudent Income Amount is more than 25% or more above your current annual withdrawal amount
We use descriptive terminology to describe each status. When you are in the On Track status we may refer to your withdrawal rate as “currently sustainable.” When you are in the Caution status, we refer to your withdrawal rate as “near a point where it may not be sustainable.” When you are in the Attention Needed status, we refer to your withdrawal rate as “may not be sustainable.” Finally, if your current withdrawal amount places you in the “More Available” status, we refer to you as having “more options available” because the Prudent Income Amount is at least 25% higher than your current withdrawal amount. These statuses, including the accompanying explanations, are merely descriptive and do not represent a specific level of actual sustainability or probability of your contract value not being depleted. Please note if you are in the “More Available” status and you utilize contract value for other purposes it may create adverse consequences in the future, including increasing the possibility and extent of future status changes and the possibility of running out of money prior to the end of the program.
The following Income Guide statuses are used in our periodic reporting.
Income Guide Status	What the Status Means
Attention Needed	Based on your contract value, it is projected that your withdrawal amount may not be sustainable.
Caution	Based on your contract value, it is projected that your withdrawal amount is near a point where it may not be sustainable.
On Track	Based on your contract value, it is projected that your withdrawal amount is currently sustainable. Please note that the minimum 90% probability assumed in the program only applies to the Prudent Income Amount and not to the “On Track” status which includes a range above and below the current Prudent Income Amount.
More Available	Based on your contract value and withdrawal amount, it is projected there are more options available.
These statuses are not designed to be, nor should they be construed as, investment advice. They are based on a comparison of your current annual withdrawal amount versus the current Prudent Income Amount. They also can aid you in tracking how close your current rate of withdrawal is to the Prudent Income Amount. In the end, your unique financial situation and the advice of your financial advisor should be utilized in assessing your Income Guide status and your utilization of the program as a whole. Please note, the longer you are in the Attention Needed status without adjusting withdrawals the greater the likelihood that you will deplete your contract value.
If you enroll in Income Guide without electing a systematic withdrawal, then no status will be reported, but you will be provided the Prudent Income Amount.
If you completely suspend your withdrawals, we will also no longer report a status. This, however, does not mean that subsequently restarting withdrawals will result in a sustainable rate of withdrawal. When you restart your withdrawals, a current Prudent Income Amount will be compared to your current withdrawal amount to determine a current status. Also, remember that a change in ownership will automatically suspend systematic withdrawals.
Income Guide does not take into account your unique financial situation, including how you allocate your contract value to available investment options and the allocation of your contract value to equities or bonds. Your investment returns, including the deduction of any fund fees and expenses, will differ from program assumptions. In addition, the fees and charges we assumed in calculating values under the program will differ from the actual fees and charges on your contract. This is due in part to the fact that we did not assume certain charges, including the contract administrative charge and optional benefit charges.
The methods, assumptions and simulations we used to develop the Prudent Income Percentages may not be appropriate or correct for a given contract owner. Individual results can vary widely and will impact the frequency of status changes and how often you may want to make adjustments to your withdrawals. You must decide whether to modify withdrawals or take any other action with respect to your contract based on the status we report, and whether to consult with your financial advisor.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    37

The Prudent Income Amount
We use your current age, contract value, and Prudent Income Percentage to calculate your current Prudent Income Amount. We may modify these factors used to calculate your Prudent Income Amount at any time and in our sole discretion. We, RiverSource Life Insurance Company, solely determined what assumptions to use in deriving the Prudent Income Amount
Since the Prudent Income Amount is calculated daily and fluctuates based on age and current contract value, the program does not guarantee or result in a steady stream of income or provide any type of guaranteed cash value or guaranteed benefit.
The Prudent Income Percentages are derived from a series of random simulations based on the following assumptions:
•	an investment allocation of 50% in equities and 50% in bonds;
•	average annual returns, after the deduction of all fund fees and expenses, of 9.0% on the equity allocation and 4.0% on the bond allocation that grades upward to 6.0% over a ten year period;
•	average portfolio volatility of 9.0%;
•	a 1.0% average annual mortality and expense risk fee being assessed; and
•	taking level withdrawals each month.
The average annual return assumptions of 9.0% for the equity allocation and the 4.0% - 6.0% for the bond allocation are net return assumptions. This means these return assumptions would be after the deduction of all underlying fund fees and expenses. Contract charges other than the 1.0% mortality and expense risk fee, if they apply to you, were not included in the assumptions. This includes the contract administrative charge, surrender charges, and charges associated with optional benefits available under the contract. The “Charges” section of the prospectus provides additional details on the amount and applicability of these charges.
Since these assumptions are not customized to you, your circumstances will differ and the minimum 90% probability of withdrawals lasting for the duration of the program without the need to make any adjustments to the amount of withdrawals may be higher or lower than the probability used in developing the Prudent Income Percentages.
Your results under the program will vary. In general, if you have lower returns, higher volatility, higher fees, or you make additional withdrawals, then the probability of your withdrawal amount being sustainable will be lower than assumed under the program. In contrast, if you have higher returns, lower volatility, lower fees, or make additional purchase payments, then the probability of your withdrawal amount being sustainable will generally be higher than assumed under the program. In addition, if you experience long-term periods where your contract value is continually declining due to deviations from the assumptions mentioned above, you will need to repeatedly decrease the amount of your withdrawal to stay in the “On Track” status. Also, while unlikely, your contract value may be depleted before age 95 even if you follow the program.
It is important to remember that only the age of the participant and the contract value are specific to your contract. All of the factors used in determining the Prudent Income Percentages are general and not individualized or otherwise customized to you, your contract allocation, or any other circumstances specific to you.
The following factors related to your contract experience will impact your Income Guide status and the probability of withdrawals (without adjusting under the program) lasting for the duration of the program:
(1)	the fees, average annual total returns and volatility of the underlying funds you have elected;
(2)	the specific fees of your contract;
(3)	additional purchase payments to the contract;
(4)	withdrawals in addition to the monthly systematic withdrawal;
(5)	partial annuitizations; or
(6)	your actual life expectancy or retirement horizon.
The assumptions were utilized to run a series of random simulations. These simulations were used to establish the Prudent Income Percentages which are based on a level amount of income (without adjusting under the program) that provides a minimum 90% or greater probability of contract value lasting to age 95 (age 100 for joint), or for 8 years, whichever is longer. As with any simulation, your actual experience will be different and our methodology could have an error.
The Prudent Income Percentages change over time based on age. The table below shows the current Prudent Income Percentages utilized. In the case of the Joint Option, the youngest participant’s age is used to determine the Prudent Income Percentages.

38    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Prudent Income Percentages
Participant Age	Single Option	Joint Option	Participant Age	Single Option	Joint Option	Participant Age	Single Option	Joint Option
50	3.0%	2.5%	66	4.6%	4.1%	81	6.3%	5.8%
51	3.1%	2.6%	67	4.7%	4.2%	82	6.6%	6.1%
52	3.2%	2.7%	68	4.8%	4.3%	83	6.9%	6.4%
53	3.3%	2.8%	69	4.9%	4.4%	84	7.2%	6.7%
54	3.4%	2.9%	70	5.0%	4.5%	85	7.5%	7.0%
55	3.5%	3.0%	71	5.1%	4.6%	86	8.0%	7.5%
56	3.6%	3.1%	72	5.2%	4.7%	87	8.5%	8.0%
57	3.7%	3.2%	73	5.3%	4.8%	88	9.0%	8.5%
58	3.8%	3.3%	74	5.4%	4.9%	89	9.5%	9.0%
59	3.9%	3.4%	75	5.5%	5.0%	90	10.0%	9.5%
60	4.0%	3.5%	76	5.6%	5.1%	91	10.5%	10.0%
61	4.1%	3.6%	77	5.7%	5.2%	92	11.0%	10.5%
62	4.2%	3.7%	78	5.8%	5.3%	93	11.5%	11.0%
63	4.3%	3.8%	79	5.9%	5.4%	94	12.0%	11.5%
64	4.4%	3.9%	80	6.0%	5.5%	95	12.5%	12.0%
65	4.5%	4.0%
The Prudent Income Percentage is multiplied by the contract value to determine the current Prudent Income Amount. The Prudent Income Amount will change over time due to changes in the contract value and the age of the participants covered under the program.
Although the Prudent Income Percentage increases with age, the Prudent Income Amount may not increase over time because a decreasing contract value can more than offset any increase in the Prudent Income Percentage. An increase in the Prudent Income Percentage does not protect against inflation.
Refer to “Example of a Prudent Income Amount Calculation” below to see how the Prudent Income Percentage is used to create a Prudent Income Amount.
By increasing with age, the Prudent Income Percentages result in less contract value being required to be in the “On Track” status. As a result, the Prudent Income Amount is not designed to preserve the level of your contract value. Following the monitoring program, however, including making adjustments to your rate of withdrawal over the life of the program, will increase the likelihood that your contract value will not be exhausted prior to the end of the program.
The assumptions used in determining values under Income Guide including investment and performance, are not tied in any way to your allocation of contract value and its performance. Your actual contract results can vary significantly from the performance we assumed in calculating the Prudent Income Amount.
The Prudent Income Amount is not a guarantee of present or future income and is not intended, nor should it be construed as, any form of investment advice.
If your contract is funding an employer sponsored plan such as a retirement plan established under Section 403(b) or 401(a) of the Code, your ability to begin a systematic withdrawal or to change one may be subject to plan sponsor approval. To determine whether there are any plan based restrictions on Income Guide, contact your plan sponsor.
Example of a Prudent Income Amount Calculation
Below is an example of how Income Guide calculates the Prudent Income Amount and assigns the status of the sustainability of your withdrawals.
At the time of enrollment, assume the following:
(1)	you have elected the Single Option;
(2)	you are age 65;
(3)	your monthly systematic withdrawal amount is $350.00 ($4,200.00 annually); and
(4)	your contract value is $100,000.00.
Using these assumptions when you enroll, to calculate the Prudent Income Amount, the contract value is multiplied by the Prudent Income Percentage, which is 4.5%.
$100,000.00 x 4.5% = $4,500.00

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    39

In this case, the Prudent Income Amount is about 7.1% above your annual withdrawal amount. This results in being assigned a status of “On Track.”
Let’s assume six months after enrollment, you are still age 65 and your contract value is now $95,000. When you multiply the current contract value by the Prudent Income Percentage you get the following Prudent Income Amount.
$95,000.00 x 4.5% = $4,275.00
In this case, the Prudent Income Amount is about 1.8% above your annual withdrawal amount. This results in being assigned a status of “On Track.”
Let’s assume one year after enrollment, you are now age 66 and your contract value is now $82,000. When you multiply the current contract value by the Prudent Income Percentage you get the following Prudent Income Amount.
$82,000.00 x 4.6% = $3,772.00
In this case, the Prudent Income Amount is about 10.2% below your annual withdrawal amount. This results in being assigned a status of “Caution.”
Potential Benefits of the Income Guide Program
Income Guide can aid you in creating a non-guaranteed stream of income through systematic withdrawals from your contract. This can be beneficial if your need for income is flexible and does not require the guarantees associated with either a guaranteed minimum withdrawal benefit rider or exercising your option to annuitize. Withdrawals in connection with Income Guide may be subject to surrender charges, taxes and tax penalties. In contrast, payments under a guaranteed minimum withdrawal benefit rider or annuitization are not subject to surrender charges. In addition, if you use Income Guide and you have a non-qualified contract you are not receiving any potential benefits of the exclusion ratio associated with annuitization. The exclusion ratio allows you to spread the cost basis of your contract value over time, generally resulting in payments being partially income tax-free while the exclusion ratio is in effect. In contrast, Income Guide systematically withdraws contract value and for non-qualified contracts this results in taxable earnings being considered to be withdrawn first. A financial advisor can help you understand each of the income options available to you.
In cases where your Income Guide status becomes “More Available” there may be opportunities to increase your withdrawal rate, lock-in guaranteed income through partial annuitization, or use a portion of your contract value for other purposes. In consultation with your financial advisor, you can determine whether one or more of these options are right for you. Please keep in mind increases in the amount you withdraw may be subject to additional surrender charges, taxes and tax penalties. In addition, withdrawals will reduce your contract value and will proportionally reduce your standard death benefit and any optional death benefit you have elected. Increases in withdrawals can also have adverse future consequences, including increasing the possibility of future status changes and the possibility of running out of money prior to the end of the program.
Potential Risks of the Income Guide Program
Income Guide, including the Prudent Income Amount, is not a guarantee of income. If your annuity contract value is depleted your contract and any benefits associated with it, including Income Guide, will end without value.
In instances where your contract enters the “Attention Needed” status, even if you take steps to address the status such as lowering withdrawals from your contract, it is possible depending on continued performance of your contract that you could re-enter or remain in the status for an extended period of time. If you do not adjust your withdrawals when you are in the “Attention Needed” status, it could substantially increase the likelihood your contact value will be depleted, especially if you remain in this status for an extended period of time without making any adjustments.
Income Guide does not provide any additional waiver of any applicable surrender charge. This means in cases where your contract is subject to a surrender charge, any amounts withdrawn in excess of the free amount will be assessed a surrender charge, including any instance where you are withdrawing at a level equal to the Prudent Income Amount. For additional information on surrender charges, refer to the “Surrender Charge” subsection of the “Charges” section of this prospectus.
If your contract is issued on a qualified basis, you are subject to certain required minimum distribution rules for federal tax purposes. These rules may require you to take withdrawals out of your annuity that exceed the Prudent Income Amount. If this occurs, taking the required withdrawals may increase the likelihood that you will deplete your annuity contract over time.
If your relationship with your advisor ends, you will no longer receive assistance using the Income Guide service. If your contract continues to be serviced by AFSI, but you have ended your relationship with the financial advisor with whom you set up Income Guide, Income Guide will continue, and you should request AFSI assign you another advisor to assist you with maximizing the effectiveness of Income Guide. We cannot guarantee that AFSI will assign you an advisor that will assist you with Income Guide.

40    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

If you rely on Income Guide for managing your income needs and the service terminates, either because we choose to no longer offer it or a circumstance arises where automatic termination occurs, you may be in a position where you cannot find a means to manage or monitor your income going forward. Remember, in any instance where AFSI is no longer the servicing broker-dealer of record for your contract, Income Guide will automatically terminate.
Portfolio Navigator Program (PN Program) and Portfolio Stabilizer Funds
PN Program. You are required to participate in the PN program if your contract includes optional living benefit riders. Under the PN program your contract value is currently allocated to one of five investment options, each of which is a fund of funds which invests in underlying funds in proportions that vary among the funds of funds in light of each fund of funds’ investment objective (“Portfolio Navigator funds”). The PN program is available for nonqualified annuities and for qualified annuities.
The Portfolio Navigator funds. We offer the following Portfolio Navigator funds:
1. Variable Portfolio – Aggressive Portfolio
2. Variable Portfolio – Moderately Aggressive Portfolio
3. Variable Portfolio – Moderate Portfolio
4. Variable Portfolio – Moderately Conservative Portfolio
5. Variable Portfolio – Conservative Portfolio
Each Portfolio Navigator fund is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk, which it seeks to achieve by investing in various underlying funds. For additional information about the Portfolio Navigator funds’ investment strategies, see the Funds’ prospectus.
Beginning November 18, 2013, if you have selected one of the optional living benefit riders, as an alternative to the Portfolio Navigator funds in the PN program, we have made available to you four new funds, known as Portfolio Stabilizer funds. Prior to June 30, 2014, the Portfolio Stabilizer funds have only been available to contracts where a living benefit rider has been elected. Effective on June 30, 2014, the Portfolio Stabilizer funds became available to all contract owners, regardless of whether a living benefit rider has been elected. Please see “Investing in the Portfolio Stabilizer Funds and the Portfolio Navigator funds” section below for more details about investing in the Portfolio Navigator and Portfolio Stabilizer funds.
The Portfolio Stabilizer funds. The Portfolio Stabilizer funds currently available are:
1. Variable Portfolio – Managed Risk Fund (Class 2)(1)
2. Variable Portfolio – Managed Risk U.S. Fund (Class 2) (1)
3. Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
4. Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
5. Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
6. Variable Portfolio – Managed Volatility Growth Fund (Class 2)
7. Variable Portfolio – U.S. Flexible Growth Fund (Class 2)(2)
8. Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)(2)
9. Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)(2)
(1) Available on or after Sept. 18, 2017.
(2) Available on or after Nov. 14, 2016.
Each Portfolio Stabilizer fund has an investment objective of pursuing total return while seeking to manage the Fund’s exposure to equity market volatility. For additional information about the Portfolio Stabilizer funds’ investment strategies, see the Funds’ prospectuses.
You may choose to remain invested in your current Portfolio Navigator fund, move to a different Portfolio Navigator fund, or move to a Portfolio Stabilizer fund. Your decision should be made based on your own individual investment objectives and financial situation, and in consultation with your financial adviser.
For contracts with a living benefit rider, please note that if you are currently invested in a Portfolio Navigator fund as a part of the PN program and choose to reallocate your contract value to a Portfolio Stabilizer fund, you will no longer have access to any of the Portfolio Navigator funds, but you may change to any other Portfolio Stabilizer funds, subject to the transfer limits applicable to your rider. This restriction will not apply to you if your contract does not have a living benefit rider.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    41

If your contract does not include one of the optional living benefit riders, you may not participate in the PN Program, but you may choose to allocate your contract value to one or more of the Portfolio Navigator funds without participating in the PN program. You should review any PN program information, including the prospectus for the Portfolio Navigator funds, carefully. Your financial advisor can provide you with additional information and can answer questions you may have on the PN program.
Investing in the Portfolio Stabilizer funds and the Portfolio Navigator funds. You are responsible for determining which investment option is best for you. Currently, the PN program includes five Portfolio Navigator funds with risk profiles ranging from conservative to aggressive in relation to one another. There are nine Portfolio Stabilizer funds currently available. If your contract includes a living benefit rider and you invest in the Portfolio Navigator fund, you may only invest in one Portfolio Navigator fund at a time. If your contract includes a living benefit rider and you invest in Portfolio Stabilizer fund, effective Nov. 14, 2016, you may invest in more than one Portfolio Stabilizer fund at a time. Your financial advisor can help you determine which investment option most closely matches your investing style, based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. There is no guarantee that the investment option you select is appropriate for you based on your investment objectives and/or risk profile. We and Columbia Management are not responsible for your decision to select a certain investment option or your decision to transfer to a different investment option.
If you initially allocate qualifying purchase payments to the Special DCA fixed account, when available (see “The Special DCA Fixed Account”), and you are invested in the Portfolio Stabilizer funds or in one of the Portfolio Navigator funds, we will make monthly transfers in accordance with your instructions from the Special DCA fixed account, into the investment option or model portfolio you have chosen.
Before you decide to transfer contract value to the Portfolio Stabilizer funds, you and your financial advisor should carefully consider the following:
•	Whether the Portfolio Stabilizer fund meets your personal investment objectives and/or risk tolerance.
•	Whether you would like to continue to invest in a Portfolio Navigator fund. If you decide to transfer your contract value to a Portfolio Stabilizer fund, you permanently lose your ability to invest in any of the Portfolio Navigator funds if you have a living benefit rider. If you decide to no longer invest your contract value in the Portfolio Stabilizer funds, your only option will be to terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply.
•	Whether the total expenses associated with an investment in a Portfolio Stabilizer fund is appropriate for you. For total expenses associated with the rider, you should consider not only the variation of the rider fee, but also the variation in fees among the various funds. You should also consider your overall investment objective, as well as how total fees and your selected fund’s investment objective may impact the amount of any step up opportunities in the future.
If your contract includes a living benefit rider, you may request a change to your fund selection up to four times per contract year by written request on an authorized form or by another method agreed to by us. However, an initial transfer from a Portfolio Navigator fund to a Portfolio Stabilizer fund will not count toward the limit of four transfers per year. You may also set up asset rebalancing and change your percentage allocations, but those changes will count towards this four times per year limit.
For all contracts, we also reserve the right to limit the number of changes if required to comply with the written instructions of a fund (see “Market Timing”).
Substitution and modification. We reserve the right to add, remove or substitute funds. We also reserve the right, upon notification to you, to close or restrict any fund. Any change will apply to current allocations and/or to future payments and transfers. If your living benefit rider is terminated, you may remain invested in the Portfolio Stabilizer funds, but you will not be allowed to allocate future purchase payments or make transfers to these funds. Any substitution of funds may be subject to SEC or state insurance departments approval.
We reserve the right to change the terms and conditions of the PN program or to change the availability of the investment options upon written notice to you. This includes but is not limited to the right to:
•	limit your choice of investment options based on the amount of your initial purchase payment;
•	cancel required participation in the program after 30 days written notice;
•	substitute a fund of funds for your model portfolio, if applicable, if permitted under applicable securities law; and
•	discontinue the PN program after 30 days written notice.
Risks and conflicts of interests associated with the Portfolio Navigator funds and Portfolio Stabilizer funds (the Funds). An investment in a Fund involves risk. Principal risks associated with an investment in a Portfolio Navigator fund or Portfolio Stabilizer fund may be found in the relevant Fund’s prospectus. There is no assurance that the Funds will achieve their respective investment objectives. In addition, there is no guarantee that the Fund’s strategy will have its intended effect or that it will work as effectively as is intended.

42    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

It is important to remember that the Portfolio Stabilizer funds are managed volatility funds and employ a strategy designed to reduce overall volatility and downside risk. A successful strategy may result in smaller losses to your contract value when markets are declining and market volatility is high. In turn, a successful strategy may also result in less gain in your contract value during rising markets with higher volatility when compared to funds not employing a managed volatility strategy. Accordingly, although an investment in the Portfolio Stabilizer funds may mitigate declines in your contract value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your contract value during periods of positive performance by the equity markets. There is no guarantee any of the funds’ strategies will be successful. In addition, managed volatility funds may decrease the number and amount of any periodic benefit base increase opportunities. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
Investing in a Portfolio Navigator fund or Portfolio Stabilizer fund does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the Fund, you might benefit (or benefit more) from selecting alternative investment options.
For more information and a list of the risks associated with investing in the Funds, including volatility and volatility management risk associated with Portfolio Stabilizer funds, please consult the applicable Funds’ prospectuses and “The Variable Account and the Funds – Risks and Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Conflicts of interest. In providing investment advisory services for the Funds and the underlying funds in which those funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions.
For additional information regarding the conflicts of interest to which Columbia Management may be subject, see the Funds’ prospectuses and “The Variable Account and the Funds – Risks and Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Living benefit riders requiring participation in the PN Program or investing in the Portfolio Stabilizer funds:
•	Accumulation Protector Benefit rider: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the PN program investment options or in the Portfolio Stabilizer funds. You cannot select the PN program aggressive investment option as your investment option, or transfer to the aggressive investment option while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period, and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options or in the Portfolio Stabilizer funds, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply.
•	SecureSource Stages 2 rider: SecureSource Stages 2 rider requires that your contract value be invested in one of the PN program investment options or in the Portfolio Stabilizer funds for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options from which you can select based on the dollar amount of purchase payments you make. There is no minimum number of investment options that must be offered in connection with the SecureSource Stages 2 rider. Because you cannot terminate the SecureSource Stages 2 rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options or any of the Portfolio Stabilizer funds. Surrender charges and tax penalties may apply.
Transferring Among Accounts
The transfer rights discussed in this section do not apply if you have selected one of the optional living benefit riders,unless noted otherwise. For transfer rights involving investment options under optional living benefit riders, please see “Investment Allocation Restrictions for Living Benefit Riders” section.
You may transfer contract value from any one subaccount, GPAs, the regular fixed account and the Special DCA fixed account, to another subaccount before the annuitization start date. For RAVA 5 Advantage and RAVA 5 Select contracts, certain restrictions apply to transfers involving the GPAs and the regular fixed account.You may not transfer contract value to the Special DCA fixed account. You may not transfer contract value from the Special DCA fixed account except as part of automated monthly transfers.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•	If we receive your transfer request at our Service Center in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    43

•	If we receive your transfer request at our Service Center in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•	If we receive your transfer request at our Service Center in good order before the close of the NYSE, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•	If we receive your transfer request at our Service Center in good order at or after the close of the NYSE, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless an exception applies.
We may suspend or modify transfer privileges at any time, subject to state regulatory requirements.
For information on transfers after annuity payouts begin, see “Transfer policies” below.
Transfer policies
For RAVA 5 Advantage and RAVA 5 Select
•	Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the regular fixed account at any time. However, if you made a transfer from the regular fixed account to the subaccounts or the GPAs, took a partial surrender from the fixed account or terminated automated transfers from the Special DCA fixed account, you may not make a transfer from any subaccount or GPA to the regular fixed account for six months following that transfer, partial surrender or termination.
•	You may transfer contract values from the regular fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the regular fixed account are not subject to an MVA. Currently, you may transfer the entire contract value to the regular fixed account. Subject to state restrictions, we reserve the right to limit transfers to the regular fixed account at any time on a non-discriminatory basis with notification. Transfers out of the regular fixed account, including automated transfers, are limited to 30% of regular fixed account value at the beginning of the contract year(1) or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the regular fixed account. You should carefully consider whether the regular fixed account meets your investment criteria before you invest. Subject to state restrictions, we reserve the right to change the percentage allowed to be transferred from the regular fixed account at any time on a non-discriminatory basis with notification.
•	You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “The Guarantee Period Accounts (GPAs) — Market Value Adjustment (MVA)”).
•	You may not transfer contract values from the subaccounts, the GPAs or the regular fixed account into the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts, or the PN program investment option in effect. (See “Special DCA Fixed Account.”)
•	After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and Special DCA fixed account.
(1)	All purchase payments received into the regular fixed account prior to your transfer request are considered your beginning of contract year value during the first contract year.
For RAVA 5 Access
•	Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs at any time.
•	You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “The Guarantee Period Accounts (GPAs) — Market Value Adjustment (MVA)”).
•	You may not transfer contract values from the subaccounts or the GPAs into the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts or the PN program investment option in effect. (See “Special DCA Fixed Account.”) After the

44    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

annuitization start date, you may not make transfers to or from the GPAs, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and Special DCA fixed account.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying fund in which a subaccount invests;
•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and
•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;
•	not accepting telephone or electronic transfer requests;
•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    45

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include but not be limited to providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable accounts are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
How to Request a Transfer or Surrender
1 1 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or surrenders:	$250 or entire account balance**

Maximum amount
Transfers or surrenders:	Contract value or entire account balance
*	Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
**	The contract value after a partial surrender must be at least $500.

46    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

2 2 By automated transfers and automated partial surrenders
Your financial advisor can help you set up automated transfers among your subaccounts, GPAs or regular fixed account (if available) or automated partial surrenders from the GPAs, regular fixed account(if available), Special DCA fixed account or the subaccounts.
You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.
•	Automated transfers from the regular fixed account are limited to 30% of the regular fixed account value at the beginning of the contract year or $10,000, whichever is greater.
•	Automated surrenders may be restricted by applicable law under some contracts.
•	You may not make additional systematic payments if automated partial surrenders are in effect.
•	If you have a SecureSource Stages 2 rider or APB rider, you are not allowed to set up automated transfers except in connection with a Special DCA fixed account (see "Special DCA Fixed Account" and "Investment Allocation Restrictions for Living Benefit Riders").
•	Automated partial surrenders may result in income taxes and penalties on all or part of the amount surrendered.
•	The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.
•	If you have a SecureSource Stages 2 rider, you may set up automated partial surrenders up to the lifetime benefit amount available for withdrawal under the rider.

Minimum amount
Transfers or surrenders:	$50

Maximum amount
Transfers or surrenders:	None (except for automated transfers from the regular fixed account)

3 3 By telephone
Call:
1-800-862-7919
Minimum amount
Transfers or surrenders:	$250 or entire account balance

Maximum amount
Transfers:	Contract value or entire account balance
Surrenders:	$100,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.
Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    47

Surrenders
You may surrender all or part of your contract at any time before the annuitization start date by sending us a written request or calling us.
The date your surrender request will be processed depends on when and how we receive it:
For surrender requests received in writing:
•	If we receive your surrender request at our Service Center in good order before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our Service Center in good order at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
For surrender requests received by phone:
•	If we receive your surrender request at our Service Center in good order before the close of the NYSE, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our Service Center in good order at or after the close of the NYSE, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
We may ask you to return the contract. You may have to pay a contract administrative charge, surrender charges, or any applicable optional rider charges (see “Charges”) and federal income taxes and penalties. State and local income taxes may also apply. (see “Taxes”) You cannot make surrenders after the annuitization start date except under Plan E (see “The Annuity Payout Period — Annuity Payout Plans”).
Any partial surrender you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. If you have elected a SecureSource Stages 2 rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the rider, your benefits under the rider will be reduced (see “Optional Benefits — Optional Living Benefits”). The first partial surrender request during the 1-year waiting period and any partial surrender request that exceeds the amount allowed under the rider(s) and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.
In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”).
Surrender Policies
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender money from all your subaccounts, GPAs, the Special DCA fixed account and/or the regular fixed account, in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. If your contract includes a SecureSource Stages 2 rider you do not have the option to request from which account to surrender. The minimum contract value after partial surrender is $500.
Receiving Payment
1 1 By regular or express mail
•	payable to you;
•	mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
2 2 By wire or other form of electronic payment
•	request that payment be wired to your bank;
•	pre-authorization required.

48    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
–	the NYSE is closed, except for normal holiday and weekend closings;
–	trading on the NYSE is restricted, according to SEC rules;
–	an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
–	the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
A Special Note on Cybersecurity Risks
Cybersecurity and Systems Integrity
Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
Changing the Annuitant
If you have a nonqualified annuity and are a natural person (excluding a revocable trust), you may change the annuitant or contingent annuitant if the request is made prior to the annuitization start date and while the existing annuitant or contingent annuitant is living. The change will become binding on us when we receive it. If you and the annuitant are not the same person and the annuitant dies before the annuitization start date, the owner becomes the annuitant unless a contingent annuitant has been previously selected. You may not change the annuitant if you have a qualified annuity or there is non-natural or revocable trust ownership.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. We will honor any change of ownership request received in good order that we believe is authentic, and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    49

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders and any owner was not an owner before the change, all owners (including any prior owner who is still an owner after the ownership change) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. Our current administrative process requires only the new owner to meet the age limitations. We can stop this administrative process at any time.
The death benefit may change due to a change of ownership.
•	The Benefit Protector Plus rider will terminate upon transfer of ownership of the annuity contract.
•	If you have the Benefit Protector rider, if any owner is older than age 75 immediately following the ownership change, the rider will terminate upon change of ownership. If all owners are younger than age 76, the rider continues unless the owner chooses to terminate it during the 30-day window following the effective date of the ownership change. The Benefit Protector death benefit values may be reset (see “Optional Death Benefits — Benefit Protector Death Benefit Rider”).
•	If you elected the ROPP Death Benefit and if any owner is older than age 79 immediately following the ownership change, the ROPP Death Benefit will continue. If all owners are age 79 or younger, the ROPP Death Benefit will terminate and the Standard Death Benefit will apply.
•	If you elected the 5-Year MAV Death Benefit and if any owner is older than age 75 immediately following the ownership change, this rider will terminate and the Standard Death Benefit will apply. If all owners are age 75 or younger, the 5-Year MAV Death Benefit will continue.
•	If you elected the MAV Death Benefit, the 5% Accumulation Death Benefit or the EDB and if any owner is older than age 79 immediately following the ownership change, these riders will terminate and the Standard Death Benefit will apply. If all owners are age 79 or younger, the MAV Death Benefit, 5% Accumulation Death Benefit or EDB will continue.
•	The ROPP Death Benefit, MAV Death Benefit, 5-Year MAV Death Benefit, 5% Accumulation Death Benefit and EDB values may be reset (see “Benefits in the Case of Death”).
•	If the death benefit that applies to your contract changes due to an ownership change, the mortality and expense risk fee may change as well (see “Charges — Mortality and Expense Risk Fee”).
For the SecureSource Stages 2 – Single Life rider, an ownership change that would result in a different covered person will terminate the rider, subject to state restrictions. Effective May 1, 2016, you cannot add a joint owner or a joint annuitant.
The SecureSource Stages 2 – Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s). If ownership is transferred from a covered spouse to their revocable trust(s), the annuitant must be one of the covered spouses. No other ownership changes are allowed while this rider is in force, subject to state restrictions.
The Accumulation Protector Benefit rider will continue upon change of ownership. (See “Optional Benefits.”)
Benefits in Case of Death — Standard Death Benefit
We will pay the death benefit to your beneficiary upon your death if you die before the annuitization start date with the contract value greater than zero. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner.
If you are age 79 or younger on the date we issue the contract or the date of the most recent covered life change, the beneficiary receives the greater of:
•	the contract value after any rider charges have been deducted;
•	the Return of Purchase Payments (ROPP) value; or
•	the Full Surrender Value.
If you are age 80 or older on the date we issue the contract or the date of the most recent covered life change, the beneficiary receives the greater of contract value after any rider charges have been deducted or the Full Surrender Value.
Here are some terms that are used to describe the Standard Death Benefit and optional death benefits:
ROPP Value: is the total purchase payments on the contract issue date. Additional purchase payments will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.
Adjusted partial surrenders

50    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

PS × DB
CV

PS	=	amount by which the contract value is reduced as a result of the partial surrender.
DB	=	the applicable ROPP value, MAV value or 5-year MAV value on the date of (but prior to) the partial surrender.
CV	=	the contract value on the date of (but prior to) the partial surrender.
Covered Life Change: is either continuation of the contract by a spouse under the spousal continuation provision, or an ownership change where any owner after the ownership change was not an owner prior to the change.
Full Surrender Value: is the contract value immediately prior to the surrender (immediately prior to payment of a death claim for death benefits) less:
any surrender charge,
pro rata rider charges,
the contract charge, and
plus:
any positive or negative market value adjustment.
For a spouse who continues the contract and is age 79 or younger, we set the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid, but with no reduction for rider charges on riders that remain in force and without regard to the Full Surrender Value.
After a covered life change other than for the spouse who continues the contract, if the prior owner and all current owners are eligible for the ROPP Death Benefit, we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less. If the prior owner was not eligible for the ROPP Death Benefit, but the new owner is eligible, we reset the ROPP value to the contract value after any rider charges have been deducted on the valuation date we receive your request for the ownership change.
Example of standard death benefit calculation when you are age 79 or younger on the contract effective date:
•	You purchase the contract with a payment of $20,000
•	During the second contract year the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

We calculate the death benefit as follows:
The total purchase payments minus adjustments for partial surrenders:	$20,000
Total purchase payments minus adjusted partial surrenders, calculated as:
$1,500 × $20,000 =	–1,667
$18,000
for a standard death benefit of:	$18,333
since this is greater than your contract value of $16,500
Note, in this case we assume there is not an allocation to a GPA. As a result, there is no possibility of a positive MVA adjustment which could make the Full Surrender Value greater than the contract value component of the death benefit calculation. This is why the example above does not include the Full Surrender Value.
If You Die Before the Annuitization Start Date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.
Nonqualified annuities
If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    51

For RAVA5 Advantage, there will be no surrender charges on the contract from that point forward unless additional purchase payments are made. For RAVA 5 Select, there will be no surrender charges on the contract from that point forward. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see “Optional Living Benefits”, Optional Death Benefits” and “Benefits in the Case of Death — Standard Death Benefit”). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see “Charges — Mortality and Expense Risk Fee”).
If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•	the beneficiary elects in writing, and payouts begin, no later than one year after your death, or other date as permitted by the IRS; and
•	the payout period does not extend beyond the beneficiary’s life or life expectancy.
Qualified annuities
•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70½. If you attained age 70½ at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner. For RAVA 5 Advantage, there will be no surrender charges on the contract from that point forward unless additional purchase payments are made. For RAVA 5 Select, there will be no surrender charges on the contract from that point forward. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see “Optional Living Benefits”, “Optional Death Benefits” and “Benefits in the Case of Death — Standard Death Benefit”). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see “Charges — Mortality and Expense Risk Fee”). If your spouse is the sole beneficiary and elects to treat the contract as his/her own as an inherited IRA, the SecureSource Stages 2 rider will terminate. If you purchased this contract as an inherited IRA and your spouse is the sole beneficiary, he or she can elect to continue this contract as an inherited IRA. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy.
If you purchased this contract as an inherited IRA and your spouse is not the sole beneficiary, he or she can elect an alternative payment plan for his or her share of the death benefit and all optional death benefits and living benefits will terminate. Your spouse beneficiary must submit the applicable investment options form or the Portfolio Navigator program enrollment form. No additional purchase payments will be accepted. The death benefit payable on the death of the spouse beneficiary is the greater of the contract value after any rider charges have been deducted and the Full Surrender Value; the mortality and expense risk fee will be the same as is applicable to the Standard Death Benefit. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy.
•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70½, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70½, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:
•	the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•	the payout period does not extend beyond the beneficiary’s life or life expectancy.
If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the applicable investment options form or the Portfolio Navigator program enrollment form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the greater of the contract value and the Full Surrender Value; the mortality and expense risk fee will be the same as is applicable to the Standard Death Benefit.
In the event of your beneficiary’s death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.

52    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

If You Die After the Annuitization Start Date
If you die after the annuitization start date, the amount payable, if any, will depend on the annuity payment plan then in effect.
Death of the owner: If the owner is the annuitant and dies after the annuitization start date, payments cease for lifetime only payment plans. Payments continue to the owner’s beneficiaries for the remainder of any guarantee period or for the lifetime of a surviving joint annuitant, if any.
If the owner is not the annuitant and dies after the annuitization start date, payments continue to the beneficiaries according to the payment plan in effect.
Death of the annuitant or of a beneficiary receiving payments under an annuity payment plan: If the owner is not the annuitant and the annuitant dies after the annuitization start date, payments cease for lifetime payment plans. Payments continue to the owner for the remainder of any guarantee period or for the lifetime of a surviving joint annuitant, if any.
If a beneficiary elects an annuity payment plan as provided under the payment options provision above and dies after payments begin, payments continue to beneficiaries named by the deceased beneficiary as provided under the change of beneficiary provision for the remainder of any guarantee period.
In any event, amounts remaining payable must be paid at least as rapidly as payments were being made at the time of such death.
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner/annuitant or the unclaimed death benefits will be presumed abandoned and subject to escheatment.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
Optional Death Benefits
In addition to the Standard Death Benefit, we also offer the following optional death benefits at contract issue:
•	ROPP Death Benefit;
•	MAV Death Benefit;
•	5-Year MAV Death Benefit;
•	5% Accumulation Death Benefit;
•	Enhanced Death Benefit;

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    53

•	Benefit Protector Death Benefit; and
•	Benefit Protector Plus Death Benefit.
If it is available in your state and if you are age 75 or younger at contract issue, you can elect any one of the above optional death benefits other than the ROPP death benefit; the MAV, 5% Accumulation and Enhanced are available if you are 79 or younger; you may elect the ROPP Death Benefit if you are age 80 or older. (ROPP is included in the Standard Death Benefit if you are 79 or younger at contract issue.)
Once you elect a death benefit, you cannot change it; however the death benefit that applies to your contract may change due to an ownership change (see “Changing Ownership”) or continuation of the contract by the spouse under the spousal continuation provision.
The death benefit determines the mortality and risk expense fee that is assessed against the subaccounts. We will base the benefit paid on the death benefit coverage in effect on the date of your death.
If available in your state and you are age 80 or older at contract issue, you may select the ROPP death benefit described below at the time you purchase your contract. Be sure to discuss with your financial advisor whether or not this death benefit is appropriate for your situation.
Return of Purchase Payments (ROPP) Death Benefit
The ROPP Death Benefit will pay your beneficiaries no less than your purchase payments, adjusted for surrenders. If you die before the annuitization start date and while this contract is in force, the death benefit will be the greatest of:
1.	the contract value after any rider charges have been deducted,
2.	the ROPP Value as described above, or
3.	the Full Surrender Value as described above.
For a spouse who continues the contract and is age 80 or older, we reset the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If the spouse who continues the contract is age 79 or younger, the optional ROPP Death Benefit will terminate and the Standard Death Benefit will apply.
After a covered life change other than for the spouse who continues the contract, if any owner is age 80 or older we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less.
If all owners are age 79 or younger, the optional ROPP Death Benefit will terminate and the Standard Death Benefit will apply.
If available in your state and you are age 75 or younger at contract issue, you may select one of the death benefits described below at the time you purchase your contract. If available in your state and you are between ages 76-79 at contract issue, you may only select the MAV Death Benefit, 5% Accumulation Death Benefit or Enhanced Death Benefit. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for certain older issue ages because the benefit values may be limited after age 80. Be sure to discuss with your financial advisor whether or not these death benefits are appropriate for your situation.
Maximum Anniversary Value (MAV) Death Benefit
The MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:
1.	the contract value after any rider charges have been deducted;
2.	the ROPP value as described above;
3.	the MAV; or
4.	the Full Surrender Value as described above.
The MAV equals the ROPP value prior to the first contract anniversary. Every contract anniversary prior to the earlier of your 81st birthday or your death, we compare the MAV to the current contract value and we reset the MAV to the higher amount. The MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders as described above in the “Benefits in Case of Death — Standard Death Benefit” section.
For a spouse who is age 79 or younger and continues the contract, we reset the MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If your spouse is age 80 or older when the contract is continued, the MAV death benefit will terminate and the Standard Death Benefit will apply.

54    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

After a covered life change other than for a spouse who continues the contract, if all owners are age 79 or younger, we reset the MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:
(a)	the contract value after any rider charges have been deducted, or
(b)	the MAV on that date, but prior to the reset.
If any new owner is age 80 or older at the time of the covered life change, the MAV death benefit will terminate and the Standard Death Benefit will apply.
5-Year Maximum Anniversary Value (5-Year MAV) Death Benefit
The 5-year MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:
1.	the contract value after any rider charges have been deducted;
2.	the ROPP value as described above;
3.	the 5-year MAV; or
4.	the Full Surrender Value as described above.
The 5-year MAV equals the ROPP value prior to the fifth contract anniversary. Every fifth contract anniversary prior to the earlier of your 81st birthday or your death, we compare the 5-year MAV to the current contract value and we reset the 5-Year MAV to the higher amount. The 5-year MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders as described above in the “Benefits in Case of Death — Standard Death Benefit” section.
For a spouse who is age 75 or younger and continues the contract, we reset the 5-Year MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If your spouse is age 76 or older when the contract was continued, the 5-year MAV death benefit will terminate and the Standard Death Benefit will apply.
After a covered life change other than for a spouse who continues the contract, if all owners are age 75 or younger, we reset the 5-Year MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:
(a)	the contract value after any rider charges have been deducted, or
(b)	the 5-Year MAV on that date, but prior to the reset.
If any owner is age 76 or older at the time of the covered life change, the 5-year MAV death benefit will terminate and the Standard Death Benefit will apply.
5% Accumulation Death Benefit
The 5% Accumulation Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:
1.	the contract value after any rider charges have been deducted;
2.	the ROPP value as described above;
3.	the 5% accumulation death benefit floor; or
4.	the Full Surrender Value as described above.
The key terms and provisions of the 5% Accumulation Death Benefit are:
5% Accumulation Death Benefit Floor: is equal to the sum of:
1.	the contract value in the Excluded Accounts (currently, regular fixed account and GPAs), if any, and
2.	the variable account floor.
Protected Account Base (PAB) and Excluded Account Base (EAB): Adjustments to variable account floor require tracking amounts representing purchase payments, not previously surrendered, that are allocated or transferred to the Protected Accounts (currently, subaccounts and the Special DCA fixed account) and Excluded Accounts.
–	PAB equals amounts representing purchase payments, not previously surrendered or transferred, that are in the Protected Accounts.
–	EAB equals amounts representing purchase payments, not previously surrendered or transferred, that are in the Excluded Accounts.
Variable Account Floor: Variable account floor is PAB increased on contract anniversaries prior to the earlier of your 81st birthday or your death.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    55

Net Transfer: If multiple transfers are made on the same valuation day, they are combined to determine the net amount of contract value being transferred between the Protected Accounts and Excluded Accounts. This net transfer amount is used to adjust the EAB, PAB and variable account floor values.
Establishment of Variable Account Floor, PAB and EAB
On the contract date, 1) variable account floor and PAB are established as your initial purchase payment allocated to the Protected Accounts; and 2) EAB is established as your initial purchase payment allocated to the Excluded Accounts.
Adjustments to Variable Account Floor, PAB and EAB
Variable account floor, PAB and EAB are adjusted by the following:
1.	When an additional purchase payment is made;
(A)	any payment you allocate to the Protected Accounts are added to PAB and to variable account floor, and
(B)	any payment you allocate to the excluded accounts are added to EAB.
2.	When transfers are made to the Protected Accounts from the Excluded Accounts, we increase PAB and variable account floor, and we reduce EAB.
The amount we deduct from EAB and add to PAB and to variable account floor is calculated for each net transfer using the following formula:
a × b	where:
c

a	=	the amount the contract value in the Excluded Accounts is reduced by the net transfer
b	=	EAB on the date of (but prior to) the transfer
c	=	the contract value in the Excluded Accounts on the date of (but prior to) the transfer.
3.	When partial surrenders are made from the Excluded Accounts, we reduce EAB by the same amount as calculated above for transfers from the Excluded Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Excluded Accounts do not increase PAB.
4.	When transfers are made to the Excluded Accounts from the Protected Accounts, we reduce PAB and variable account floor, and increase EAB.
The amounts we deduct from PAB and variable account floor are calculated for each net transfer using the following formula:
a × b	where:
c

a	=	the amount the contract value in the Protected Accounts is reduced by the net transfer
b	=	the applicable PAB or variable account floor on the date of (but prior to) the transfer
c	=	the contract value in the Protected Accounts on the date of (but prior to) the transfer.
The amount we subtract from PAB is added to EAB.
5.	When partial surrenders are made from the Protected Accounts, we reduce PAB and variable account floor by the same amount as calculated above for transfers from the Protected Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Protected Accounts do not increase EAB.
6.	After a covered life change for a spouse who continues the contract, variable account floor and PAB are reset to the contract value in the Protected Accounts on the date of continuation. EAB is reset to the contract value in the Excluded Accounts on the date of continuation. The contract value is after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).
7.	After a covered life change other than for a spouse who continues the contract, variable account floor, PAB and EAB are reset on the valuation date we receive your written request for the covered life change.
Variable account floor and PAB are reset to the lesser of A or B where:
A	=	the contract value (after any rider charges have been deducted) in the Protected Accounts on that date, and
B	=	Variable account floor on that date (but prior to the reset).
EAB is reset to the lesser of A or B where:
A	=	the contract value (after any rider charges have been deducted) in the Excluded Accounts on that date, and
B	=	EAB on that date (but prior to the reset).

56    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

8.	On a contract anniversary when variable account floor is greater than zero:
(A)	On the first contract anniversary, we increase variable account floor by an amount equal to 5%, multiplied by variable account floor as of 60 days after the contract date.
(B)	On each subsequent contract anniversary prior to the earlier of your 81st birthday or your death, we increase variable account floor by 5%, multiplied by the prior contract anniversary’s variable account floor.
(C)	Any variable account floor increase on contract anniversaries does not increase PAB or EAB.
For contracts issued in New Jersey and Washington state, the cap on the variable account floor is 200% of PAB.
For a spouse who is age 79 or younger and continues the contract, the 5% Accumulation Death Benefit will continue and the values may be reset as described above. If your spouse is age 80 or older when the contract is continued, the 5% Accumulation Death Benefit will terminate and the Standard Death Benefit will apply.
After a covered life change other than for a spouse who continues the contract, if all owners are age 79 or younger, the 5% Accumulation Death Benefit will continue and the values may be reset as described above. If any owner is age 80 or older at the time of the covered life change, the 5% Accumulation death benefit will terminate and the Standard Death Benefit will apply.
Enhanced Death Benefit
The Enhanced Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:
1.	contract value after any rider charges have been deducted;
2.	the ROPP value as described above;
3.	the MAV as described above;
4.	the 5% accumulation death benefit floor as described above; or
5.	the Full Surrender Value as described above.
For a spouse who is age 79 or younger and continues the contract, the Enhanced Death Benefit will continue and the values may be reset as described above. If your spouse is age 80 or older when the contract is continued, the Enhanced Death Benefit will terminate and the Standard Death Benefit will apply.
After a covered life change other than for a spouse who continues the contract, if all owners are age 79 or younger, the Enhanced Death Benefit will continue and the values may be reset as described above. If any owner is age 80 or older at the time of the covered life change, the Enhanced Death Benefit will terminate and the Standard Death Benefit will apply.
For an example of how each death benefit is calculated, see Appendix D.
Benefit Protector Death Benefit
The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector provides reduced benefits if you are age 70 or older at the rider effective date. The Benefit Protector does not provide any additional benefit before the first rider anniversary.
If this rider is available in your state and you are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus rider, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.
Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.
The Benefit Protector provides that if you die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:
•	the applicable death benefit, plus:
•	40% of your earnings at death if you were under age 70 on the rider effective date; or
•	15% of your earnings at death if you were age 70 or older on the rider effective date.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    57

If this rider is effective after the contract date or if there has been a covered life change, remaining purchase payments is established or set as the contract value on the rider effective date or, if later, the date of the most recent covered life change. Thereafter, remaining purchase payments is increased by the amount of each additional purchase payment and adjusted for each partial surrender.
Earnings at death: This is determined by taking the current death benefit applied, and subtracting any purchase payments not previously withdrawn. Partial surrenders reduce earnings before reducing purchase payments in the contract. This determines how much of the applicable death benefit is made up of contract earnings. We set maximum earnings at death of 250% of purchase payments not previously withdrawn that are one or more years old. Earnings at death cannot be less than zero.
Terminating the Benefit Protector
•	You may terminate the rider within 30 days after the first rider anniversary.
•	You may terminate the rider within 30 days after any rider anniversary beginning with the seventh rider anniversary.
•	The rider will terminate when you make a full surrender from the contract or on the annuitization start date.
•	Your spouse may terminate the rider within 30 days following the effective date of the spousal continuation if your spouse is age 75 or younger.
•	You may terminate the rider within 30 days following the effective date of an ownership change if you are age 75 or younger.
•	The rider will terminate for a spousal continuation or ownership change if the spouse or any owner is age 76 or older at the time of the change.
•	The rider will terminate after the death benefit is payable, unless the spouse continues the contract under spousal continuation provision.
•	The rider will terminate when beneficiary elects an alternative payment plan which is an inherited IRA.
If your spouse is the sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner. Your spouse will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the spouse at the time of the change will be used to determine the earnings at death percentage going forward. If your spouse does not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value) and we will substitute this new contract value on the date of death for “remaining purchase payments” used in calculating earnings at death.
After a covered life change other than a spouse that continues the contract, all owners will be subject to all of the limitations and restrictions of the rider just as if they were purchasing a new contract; and the age of all owners at the time of the change will be used to determine the earnings at death percentage going forward. If any owner does not qualify for the rider on the basis of age, we will terminate the rider. If they do qualify for the rider on the basis of age, we will substitute the contract value on the date of the ownership change for remaining purchase payments used in calculating earnings at death.
For an example, please see Appendix D.
Benefit Protector Plus Death Benefit Rider (Benefit Protector Plus)
The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). The Benefit Protector Plus provides reduced benefits if you are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your investment professional whether or not the Benefit Protector Plus is appropriate for your situation.
If this rider is available in your state and you are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers. If this is a non-qualified annuity, the transfers, exchanges or rollovers must be from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.
Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

58    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

The Benefit Protector Plus provides that if you die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:
•	the benefits payable under the Benefit Protector described above, plus:
•	a percentage of purchase payments made within 60 days of contract issue not previously surrendered as follows:

Rider year when death occurs:	Percentage if you are under age 70 on the rider effective date	Percentage if you are 70 or older on the rider effective date
One and Two	0%	0%
Three and Four	10%	3.75%
Five or more	20%	7.5%
Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:
•	the applicable death benefit plus:

Rider year when death occurs	If you are under age 70 on the rider effective date, add…	If you are age 70 or older on the rider effective date, add…
One	Zero	Zero
Two	40% × earnings at death (see above)	15% × earnings at death
Three and Four	40% × (earnings at death + 25% of initial purchase payment*)	15% × (earnings at death + 25% of initial purchase payment*)
Five or more	40% × (earnings at death + 50% of initial purchase payment*)	15% × (earnings at death + 50% of initial purchase payment*)
*	Initial purchase payments are payments made within 60 days of rider issue not previously surrendered.
Terminating the Benefit Protector Plus
•	You may terminate the rider within 30 days of the first rider anniversary.
•	You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.
•	The rider will terminate when you make a full surrender from the contract, on the annuitization start date, or when the death benefit is payable.
•	The rider will terminate if there is a covered life change.
•	The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.
If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid without regard to the Full Surrender Value. We will then terminate the Benefit Protector Plus (see “Benefits in Case of Death”).
For an example, see Appendix D.
Optional Living Benefits
SecureSource Stages 2 Rider
The SecureSource Stages 2 rider is an optional benefit that you can add to your contract for an additional charge. This benefit is intended to provide to you, after the lifetime benefit is established, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. If the lifetime benefit is not established and contract value goes to zero due to a withdrawal, the contract and the rider will terminate. (see “Other provisions – Rules for Surrender”). Additionally, this benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains.
The SecureSource Stages 2 rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime. This rider may not be appropriate for you if you do not intend to limit withdrawals to the amount allowed in order to receive the full benefits of the rider.
Your benefits under the rider can be reduced if any of the following occurs:
•	If you take any withdrawals during the 1-year waiting period, the lifetime benefit amount will be determined using percentage B for the appropriate age band as long as rider benefits are payable;
•	If you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the lifetime benefit is available;
•	If you take a withdrawal and later choose to allocate your contract value to a Portfolio Navigator fund of funds that is more aggressive than the target fund;

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    59

•	If the contract value is 20% or more below purchase payments increased by any contract anniversary gains or rider credits and adjusted for withdrawals (see withdrawal adjustment base described below).
The SecureSource Stages 2 rider guarantees that, regardless of investment performance, you may take withdrawals up to the lifetime benefit amount each contract year after the lifetime benefit is established. Your age at the time of the first withdrawal will determine the age band for as long as benefits are payable except as described in the lifetime payment percentage provision.
As long as your total withdrawals during the current year do not exceed the lifetime benefit amount, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with excess withdrawal processing. At any time, you may withdraw any amount up to your entire surrender value, subject to excess withdrawal processing under the rider.
Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by annual step-ups, through withdrawals over time. Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.
Subject to conditions and limitations, the lifetime benefit amount can be increased if a rider credit is available or your contract value has increased on a rider anniversary. The principal back guarantee can also be increased if your contract value has increased on a rider anniversary.
Availability
There are two optional SecureSource Stages 2 riders available under your contract:
•	SecureSource Stages 2 — Single Life
•	SecureSource Stages 2 — Joint Life
The information in this section applies to both SecureSource Stages 2 riders, unless otherwise noted.
For the purpose of this rider, the term “withdrawal” has the same meaning as the term “surrender” in the contract or any other riders.
The SecureSource Stages 2 — Single Life rider covers one person. The SecureSource Stages 2 — Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Stages 2 — Single Life rider or the SecureSource Stages 2 — Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.
The SecureSource Stages 2 rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if:
•	Single Life: you are 85 or younger on the date the contract is issued; or
•	Joint Life: you and your spouse are 85 or younger on the date the contract is issued.
The SecureSource Stages 2 riders are not available under an inherited qualified annuity.
The SecureSource Stages 2 rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:
•	Single Life: death (see “At Death” heading below).
•	Joint Life: the death of the last surviving covered spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below).
Key Terms
The key terms associated with the SecureSource Stages 2 rider are:
Age Bands: Each age band is associated with a two lifetime payment percentages. The covered person (Joint Life: the younger covered spouse) must be at least the youngest age shown in the first age band for the annual lifetime payment to be established. After the annual lifetime payment is established, in addition to your age, other factors determine when you move to a higher age band.
Annual Lifetime Payment (ALP): the lifetime benefit amount available each contract year after the covered person (Joint Life: the younger covered spouse) has reached the youngest age in the first age band. After the waiting period, the annual withdrawal amount guaranteed by the rider can vary each contract year.
Annual Step-Up: an increase in the benefit base and/or the principal back guarantee and a possible increase in the lifetime payment percentage that is available each rider anniversary if your contract value increases, subject to certain conditions.

60    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Benefit Base (BB): used to calculate the annual lifetime payment and the annual rider charge. The BB cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.
Credit Base (CB): used to calculate the rider credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.
Excess Withdrawal: (1) a withdrawal taken before the annual lifetime payment is established, or (2) a withdrawal that is greater than the remaining annual lifetime payment after the annual lifetime payment is established.
Excess Withdrawal Processing: a reduction in benefits if a withdrawal is taken before the annual lifetime payment is established or if a withdrawal exceeds the remaining annual lifetime payment.
Lifetime Payment Percentage: used to calculate your annual lifetime payment. Two percentages (“percentage A” and “percentage B”) are used for each age band. The difference between percentage A and percentage B is referred to as the income bonus. Percentage B is referred to as the minimum lifetime payment percentage.
Principal Back Guarantee (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by annual step-ups, as long as there is no excess withdrawal or benefit reset.
Remaining Annual Lifetime Payment (RALP): as you take withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. After the annual lifetime payment is established, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.
Rider Credit: an amount that can be added to the benefit base on each of the first ten contract anniversaries based on a rider credit percentage of 8% for the first anniversary and 6% thereafter, as long as no withdrawals have been taken since the rider effective date and you do not decline any annual rider fee increase. Investment performance and excess withdrawals may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credits.
Waiting Period: the period of time before you can take a withdrawal without limiting benefits under the rider. If you take any withdrawals during the waiting period, the lifetime benefit amount will be determined using percentage B, the minimum lifetime payment percentage, for the appropriate age band and percentage A, and therefore the income bonus, will not be available as long as rider benefits are payable. The waiting period starts on the rider effective date and ends on the day prior to the first anniversary.
Withdrawal: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.
Withdrawal Adjustment Base (WAB): one of the components used to determine the lifetime payment percentage after the waiting period. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.
Important SecureSource Stages 2 Rider Considerations
You should consider whether a SecureSource Stages 2 rider is appropriate for you taking into account the following considerations:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•	Lifetime Benefit Limitations: The lifetime benefit is subject to certain limitations, including but not limited to:
Single Life: Once the contract value equals zero, payments are made for as long as the covered person is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see “At Death” heading below). This possibility may present itself when there are multiple contract owners — when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living.
Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see “At Death” heading below).
•	Withdrawals: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 1-year waiting period, the lifetime benefit amount will be determined using percentage B for the appropriate age band and percentage A, and therefore income bonus, will not be available as long as rider benefits are payable. Any withdrawals in the first 10 years will terminate any remaining rider credits. Also, if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the lifetime benefit is available (“excess withdrawal”), the guaranteed amounts under the rider will be reduced.
•	Investment Allocation Restriction: You must elect one of the approved investment options. These funds are expected to reduce our financial risks and expenses associated with certain living benefits. Although the funds’

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    61

investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. (See “The Variable Account and the Funds: Volatility and Volatility Management Risk with the Portfolio Stabilizer funds” section.) We reserve the right to add, remove or substitute approved investment options in the future. This requirement limits your choice of investment options. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds.”) You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Market Timing”).
•	The following provisions apply to contracts invested in Portfolio Navigator funds:
•	You can allocate your contract value to any available Portfolio Navigator fund during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your investment option to any available investment option.
•	Immediately following a withdrawal your contract value will be reallocated to the target investment option classification if your current investment option is more aggressive than the target investment option classification. This automatic reallocation is not included in the total number of allowed investment option changes per contract year. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option classification that is more aggressive than the Moderate investment option after 30 days written notice.
•	After you have taken a withdrawal and prior to any benefit reset, you are in a withdrawal phase. During withdrawal phases you may request to change your investment option to the target investment option or any investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again and your rider benefit will be reset as follows:
1.	the WAB, BB and PBG, will be reset to the contract value, if less than their current amount; and
2.	the ALP and RALP, if available, will be recalculated.
You may request to change your investment option by written request on an authorized form or by another method agreed to by us.
•	Income Guide Program Restriction: Income Guide program is not available to contracts with the SecureSource Stages 2 rider.
•	Non-Cancelable: Once elected, the SecureSource Stages 2 rider may not be cancelled (except as provided under “Rider Termination” heading below) and the charge will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).
Dissolution of marriage does not terminate the SecureSource Stages 2 — Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Stages 2 — Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” below).
•	Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner’s death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.
You are responsible for establishing ownership arrangements that will allow for spousal continuation.
If you select the SecureSource Stages 2 — Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.
•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments (subject to state restrictions), which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract —Purchase Payments”.
•	Interaction with Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges — Surrender Charge”). The FA

62    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

may be greater than the remaining annual lifetime payment under this rider. Any amount you withdraw under the contract’s FA provision that exceeds the remaining annual lifetime payment is subject to the excess withdrawal processing described below.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:
•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.
•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). If you have a qualified annuity, you may need to take an RMD during the waiting period the lifetime benefit amount will be determined using percentage B for as long as rider benefits are payable. While the rider permits certain excess withdrawals to be taken for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.
•	Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider.
Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.
Lifetime Benefit Description
Single Life only: Covered Person: the person whose life is used to determine when the Annual Lifetime Payment is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.
Joint Life only: Covered Spouses: the contract owner and their spouse named on the application for as long as the marriage remains in effect. If any contract owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. After death or dissolution of marriage that leaves only one of the covered spouses as the owner (for non-natural owners, the annuitant), that remaining covered spouse will be used when referring to the younger covered spouse. The covered spouses’ lives are used to determine when the Annual Lifetime Payment is established, and the duration of the ALP payments (see “Annual Lifetime Payment (ALP)” heading below). The covered spouses are established on the rider effective date and cannot be changed. For more details, see “Assignment and Change of Ownership – Joint Life” section below.
Annual Lifetime Payment (ALP): the lifetime benefit amount available for withdrawal each contract year after the Covered Person (Joint life: younger covered spouses) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the Lifetime Payment Percentage. Anytime the Lifetime Payment Percentage or the BB changes as described below, the ALP will be recalculated. After the waiting period and when the ALP is established, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year.
If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.
Single Life: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person’s attained age equals age 50.
Joint Life: The ALP is established on the earliest of the following dates:
•	The rider effective date if the younger covered spouse has already reached age 50.
•	The date the younger covered spouse’s attained age equals age 50.
•	Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    63

•	Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.
Remaining Annual Lifetime Payment (RALP): the Annual Lifetime Payment guaranteed for withdrawal for the remainder of the contract year. The RALP is established at the same time as the ALP. The RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.
Lifetime Payment Percentage: used to calculate the annual lifetime payment. Two percentages are used for a given age band, percentage A or percentage B, depending on the factors described below.
For ages:
•	50-58, percentage A is 4% and percentage B is 3%.
•	59-64, percentage A is 5% and percentage B is 4%.
•	65-79, percentage A is 6% and percentage B is 5%.
•	80 and older, percentage A is 7% and percentage B is 6%.
The age band for the lifetime payment percentage is determined at the following times:
•	When the ALP is established: The age band used to calculate the initial ALP is the percentage for the covered person’s attained age (Joint life: younger covered spouse’s attained age).
•	On the covered person’s subsequent birthdays (Joint life: younger covered spouse’s subsequent birthdays): Except as noted below, if the covered person’s new attained age (Joint life: younger covered spouse’s attained age) is in a higher age band, then the higher age band will be used to determine the appropriate lifetime payment percentage. (However, if you decline any rider fee increase or if a withdrawal has been taken since the ALP was established, then the lifetime payment percentage will not change on subsequent birthdays.)
•	Upon annual step-ups (see “Annual Step-Ups” below).
•	For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the ALP was established and no rider fee increase has been declined, the lifetime payment percentage will be reset based on the Age Band for the remaining covered spouse’s attained age. (B) If the ALP is not established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse’s attained age will be used to determine the age band for the lifetime payment percentage. In the event of remarriage of the covered spouses to each other, the lifetime payment percentage used is the percentage for the younger covered spouse’s attained age.
The following determines whether percentage A or percentage B is used for each applicable age band:
During the waiting period, percentage B will be used. If you take a withdrawal in the waiting period, percentage B will be used and the income bonus will not be available for as long as rider benefits are payable.
If no withdrawal is taken during the waiting period, after the waiting period a comparison of your contract value and the withdrawal adjustment base (WAB) determines whether percentage A or percentage B is used to calculate the ALP unless the percentage is fixed as described below. Market volatility, a prolonged flat, low or down market, rider credits, and the deduction of charges all impact whether you are eligible for percentage A or percentage B.
On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then percentage A is used in calculating your ALP, otherwise percentage B is used. The benefit determining percentage is calculated as follows, but it will not be less than zero:
1	—	(a/b) where:
a	=	Contract value at the end of the prior valuation period
b	=	WAB at the end of the prior valuation period
After the ALP is established and after the waiting period, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year. Beginning on the next rider anniversary, the lifetime payment percentage can change on each valuation day as described above until a withdrawal is taken in that contract year.
However, at the earliest of (1), (2) or (3) below Percentage A or Percentage B will be set and remain fixed as long as the benefit is payable:
•	if the ALP is established, when your contract value on a rider anniversary is less than two times the benefit base (BB) multiplied by percentage B for your current age band, or
•	when the contract value reduces to zero, or
•	on the date of death (Joint life: remaining covered spouse’s date of death) when a death benefit is payable.

64    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

For certain periods of time at our discretion and on a non-discriminatory basis, your lifetime payment percentage may be set by us to percentage A if more favorable to you.
Determination of Adjustments of Benefit Values: Your lifetime benefit values (benefit base (BB), credit base (CB) and withdrawal adjustment base (WAB)) and principal back guarantee (PBG) are determined at the following times and are subject to a maximum amount of $10 million each:
•	On the contract date: The WAB, CB, BB and PBG are set equal to the initial purchase payment.
•	When an additional purchase payment is made: If the WAB and CB are greater than zero, the WAB and CB will be increased by the amount of each additional purchase payment. The BB and PBG will be increased by the amount of each additional purchase payment.
•	When a withdrawal is taken: If the CB is greater than zero, the CB will be permanently reset to zero when the first withdrawal is taken, and there will be no additional rider credits.
(a)	If the first withdrawal is taken during the waiting period, the WAB will be permanently reset to zero. If the first withdrawal is taken after the waiting period, the WAB will be reduced by the “adjustment for withdrawal,” as defined below.
(b)	if the ALP is established and the withdrawal is less than or equal to the RALP, the BB does not change and the PBG is reduced by the amount of the withdrawal, but it will not be less than zero.
(c)	if the ALP is not established, excess withdrawal processing will occur as follows. The BB will be reduced by the “adjustment for withdrawal,” and the PBG will be reduced by the greater of the amount of the withdrawal or the “adjustment for withdrawal,” but it will not be less than zero.
(d)	If the ALP is established and the withdrawal is greater than the RALP, excess withdrawal processing will occur as follows:
The PBG will be reset to the lesser of:
(i)	the PBG reduced by the amount of the withdrawal, but it will not be less than zero; or
(ii)	the PBG minus the RALP on the date of (but prior to) the withdrawal and further reduced by an amount calculated as follows, but it will not be less than zero:

a x b	where:
c

a	=	the amount of the withdrawal minus the RALP
b	=	the PBG minus the RALP on the date of (but prior to) the withdrawal
c	=	the contract value on the date of (but prior to) the withdrawal minus the RALP
The BB will be reduced by an amount as calculated below:
d x e	where:
f

d	=	the amount of the withdrawal minus the RALP
e	=	the BB on the date of (but prior to) the withdrawal
f	=	the contract value on the date of (but prior to) the withdrawal minus the RALP.
Adjustment for Withdrawal Definition: When the WAB, PBG or BB is reduced by a withdrawal in the same proportion as the contract value is reduced, the proportional amount deducted is the “adjustment for withdrawal.” The “adjustment for withdrawal” is calculated as follows:
g x h	where:
i

g	=	the amount the contract value is reduced by the withdrawal
h	=	the WAB, BB or PGB (as applicable) on the date of (but prior to) the withdrawal
i	=	the contract value on the date of (but prior to) the withdrawal.
Rider Anniversary Processing: The following describes how the WAB, BB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the lifetime payment percentage can change on rider anniversaries.
•	The WAB on rider anniversaries: Unless the WAB is permanently reset to zero or you decline any rider fee increase, the WAB (after any rider credit is added) will be increased to the contract value, if the contract value is greater.
•	Rider Credits: If you did not take any withdrawals and you did not decline any rider fee increase, rider credits are available for the first ten contract anniversaries.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    65

On the first anniversary, the rider credit equals the credit base (CB) 180 days following the rider effective date multiplied by 8%. On any subsequent anniversaries, the rider credit equals the CB as of the prior rider anniversary multiplied by 6%. On the first anniversary the BB and WAB will be set to the greater of the current BB, or the BB 180 days following the contract date increased by the rider credit and any additional purchase payments since 180 days following the rider effective date. On any subsequent rider credit dates the BB and WAB will be set to the greater of the current BB, or the BB on the prior anniversary increased by the rider credit and any additional purchase payments since the prior anniversary. If the CB is greater than zero, the CB will be permanently reset to zero on the 10th rider anniversary after any adjustment to the WAB and BB, and there will be no additional rider credits.
•	Annual step ups: Beginning with the first rider anniversary, an annual step-up may be available. If you decline any rider fee increase, future annual step-ups will no longer be available.
The annual step-up will be executed on any rider anniversary where the contract value (after charges are deducted) is greater than the PBG or the BB after any rider credit is added. If an annual step-up is executed, the PBG, BB and lifetime payment percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If the covered person’s attained age (Joint Life: younger covered spouses attained age) on the rider anniversary is in a higher age band and (1) there is an increase to BB due to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher age band will be used to determine the appropriate lifetime payment percentage, regardless of any prior withdrawals.
Other Provisions
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the Annual Lifetime Payment, the portion of your RMD that exceeds the benefit amount will not be subject to Excess Withdrawal Processing provided that the following conditions are met:
•	The Annual Lifetime Payment is established;
•	The RMD is for your contract alone;
•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•	The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.
RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. If any withdrawal is taken in the waiting period, including RMDs, Percentage B for the applicable age band will be used as long as rider benefits are payable. Any withdrawals taken before the annual lifetime payment is established or withdrawing amounts greater than the remaining annual lifetime payment that do not meet these conditions will result in excess withdrawal processing. The amount in excess of the RALP that is not subject to excess withdrawal processing will be recalculated if the ALP changes due to a lifetime payment percentage changes. See Appendix F for additional information.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life:If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Stages 2 — Single Life rider terminates.
Joint Life: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Stages 2 — Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.
Unless you decline a rider fee increase, at the time of spousal continuation, a step-up may be available. All annual step-up rules (see “Rider Anniversary Processing — Annual Step-Up” heading above) also apply to the spousal continuation step-up except that the RALP will be reduced for any prior withdrawals in that contract year. The WAB, if greater than zero, will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.
Rules for Surrender: Minimum contract values following surrender no longer apply to your contract. For withdrawals, the withdrawal will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.
If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional rider credits. Also, the following will occur:
•	If the ALP is not established and if the contract value is reduced to zero as a result of market performance, fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (Joint Life: both covered spouses).

66    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

•	If the ALP is established and if the contract value is reduced to zero as a result of market performance, fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (Joint Life: both covered spouses).
In either case above:
–	These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, We have the right to change the frequency, but no less frequently than annually.
–	We will no longer accept additional purchase payments.
–	No more charges will be collected for the rider.
–	The current ALP is fixed for as long as payments are made.
–	The death benefit becomes the remaining schedule of annual lifetime payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.
–	The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year.
•	If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal taken before the ALP is established, this rider and the contract will terminate.
•	If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.
At Death:
Single Life: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.
Joint Life: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving covered spouse.
If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:
•	elect to take the death benefit under the terms of the contract, or
•	elect to take the principal back guarantee available under this rider, or
•	continue the contract and the SecureSource Stages 2 — Joint Life rider under the spousal continuation option.
For single and joint life, the beneficiary may elect the principal back guarantee under this rider if payments begin no later than one year after your death and the payout period does not extend beyond the beneficiary’s life or life expectancy. If elected, the following will occur:
1.	If the PBG is greater than zero and the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG on the date of death.
2.	If the PBG is greater than zero and the ALP is not established, the BB on the date of death multiplied by the lifetime payment percentage used for the youngest age in the first age band will be paid annually until total payments to the beneficiary are equal to the PBG on the date of death.
In either of the above cases:
•	After the date of death, there will be no additional rider credits or annual step-ups.
•	The lifetime payment percentage used will be set as of the date of death.
•	The amount paid in the current contract year will be reduced for any prior withdrawals in that year.
3.	On the date of death (Joint life: remaining covered spouse’s date of death), if the CB is greater than zero, the CB will be permanently reset to zero, and there will be no additional rider credits.
4.	If the PBG equals zero, the benefit terminates. No further payments are made.
Contract Ownership Change:
Single Life: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates. Effective May 1, 2016, you cannot add a joint owner or a joint annuitant.
Joint Life: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.
Assignment: If allowed by state law, an assignment is subject to our approval.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    67

Annuity Provisions: If your annuitization start date is the maximum annuitization start date, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource Stages 2 rider. Under the rider’s payout option, the minimum amount payable shown in Table B, will not apply and you will receive the annual lifetime payment provided by this rider until the later of the death of the covered person (Joint Life: both covered spouses) or depletion of the principal back guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the annual lifetime payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. For more information about annuity payment plans, please see “The Annuity Payout Period - Annuity Payout Plans.”
If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.
Rider Termination
The SecureSource Stages 2 rider cannot be terminated either by you or us except as follows:
•	Single Life: a change of ownership that would result in a different covered person will terminate the rider.
•	Single Life: after the death benefit is payable, the rider will terminate.
•	Single Life: spousal continuation will terminate the rider.
•	Joint Life: After the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.
•	On the annuitization start date, the rider will terminate.
•	You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (See “Charges — SecureSource Stages 2 rider charge”).
•	When the contract value is zero and either the annual lifetime payment is not established or a withdrawal in excess of the remaining annual lifetime payment is taken, the rider will terminate.
•	Termination of the contract for any reason will terminate the rider.
For an example, see Appendix E.
Accumulation Protector Benefit Rider
Please note that this rider is not available for sale for contract applications signed on or after Feb. 27, 2012.
The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. It is available for nonqualified annuities and qualified annuities. The Accumulation Protector Benefit rider specifies a waiting period that ends on the benefit date. The current waiting period is 10 years. The Accumulation Protector Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date. On the benefit date, if the contract value is equal to or greater than the Minimum Contract Accumulation Value, as determined under the Accumulation Protector Benefit rider, the Accumulation Protector Benefit rider ends without value and no benefit is payable.
If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. Exception: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.
If you are age 80 or younger at contract issue, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the “Terminating the Rider” section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires, no further benefit will be payable, and no further charges for the rider will be deducted. After the waiting period, you have the following options:
•	Continue your contract;
•	Take partial surrenders or make a full surrender; or
•	Annuitize your contract.
The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource Stages 2 rider.

68    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:
•	you must invest in one of the approved investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to other contract owners who do not elect this rider. You may allocate qualifying purchase payments to the Special DCA fixed account, when available (see “The Special DCA Fixed Account”), and we will make monthly transfers into the investment option you have chosen. (See “Making the Most of Your Contract — Portfolio Navigator Program and Portfolio Stabilizer Funds”) In addition, the Income Guide program is not available to you(See “Making the Most of Your Contract — The Income Guide Program);
•	you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider. Some exceptions apply (see “Additional Purchase Payments with Elective Step-up” below) In addition, we reserve the right to change these additional purchase payment limits, including making further restrictions, upon written notice;
•	if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;
•	if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;
•	the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step-up option (described below) or your surviving spouse exercises the spousal continuation elective step-up (described below); and
•	the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider fee to increase (see “Waiting Period” below).
Be sure to discuss with your financial advisor whether an Accumulation Protector Benefit rider is appropriate for your situation.
Here are some general terms that are used to describe the operation of the Accumulation Protector Benefit:
Benefit Date: This is the first valuation date immediately following the expiration of the waiting period.
Minimum Contract Accumulation Value (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.
Adjustments for Partial Surrenders: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:
(a)	is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and
(b)	is the MCAV on the date of (but immediately prior to) the partial surrender.
Waiting Period: The waiting period for the rider is 10 years. We reserve the right to restart the waiting period on the latest contract anniversary if you change your investment option after we have exercised our rights to increase the rider fee. Waiting period will restart upon elective step-ups and spousal continuation step-ups. Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.
Automatic Step-up
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:
1.	80% of the contract value on the contract anniversary (after charges are deducted); or
2.	the MCAV immediately prior to the automatic step-up.
The automatic step-up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the automatic step-up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    69

The automatic step-up of the MCAV does not restart the waiting period or increase the fee (although the total charge for the rider may increase).
Elective Step-up Option
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step-up option. You may exercise this elective step-up option only once per contract year during this 30 day period. If your contract value (after charges are deducted) on the valuation date we receive your written request to step-up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.
We may increase the fee for your rider (see “Charges — Accumulation Protector Benefit Rider Charge”). The revised fee would apply to your rider if you exercise the annual elective step-up, your MCAV is increased as a result, and the revised fee is higher than your annual rider fee before the elective step-up. Elective step-ups will also result in a restart of the waiting period as of the most recent contract anniversary.
The elective step-up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step-up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.
The elective step-up option is not available to non-spouse beneficiaries that continue the contract during the waiting period. We have the right to restrict the elective step-up option on inherited IRAs, but we currently allow them. Please consider carefully if an elective step-up is appropriate if you own an inherited IRA because the elective step-up will restart the waiting period and the required minimum distributions for an inherited IRA may significantly decrease the future benefit payable under this rider. We reserve the right to restrict the elective step-up option on inherited IRAs in the future.
The elective step-up option is not available if the benefit date would be after the annuitization start date. (see “The Annuitization Start Date” for annuitization start date options)
Additional Purchase Payments with Annual Elective Step-ups
If your MCAV is increased as a result of Elective Step-up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments received during this period.
Spousal Continuation
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step-up. The spousal continuation elective step-up is in addition to the annual elective step-up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step-up and we have increased the fee for the Accumulation Protector Benefit rider, you will pay the fee that is in effect on the valuation date we receive their written request to step-up. In addition, the waiting period will restart as of the most recent contract anniversary.
Change of Ownership or Assignment
Subject to state limitations, a change of ownership or assignment is subject to our approval.
Terminating the Rider
The rider will terminate under the following conditions:
The rider will terminate before the Benefit Date without paying a benefit on the date:
•	you take a full surrender;
•	on the annuitization start date;
•	the contract terminates as a result of the death benefit being paid; or
•	when a beneficiary elects an alternative payment plan which is an inherited IRA.
The rider will terminate on the Benefit Date.
For an example, see Appendix E.

70    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct surrender charges upon annuitzation but surrender charges may be applied when electing to exercise liquidity features we may make available under certain fixed annuity payout options.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your annuitization start date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Nonqualified Annuities — Annuity payouts” and “Taxes — Qualified Annuities — Annuity payouts.”
If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the Special DCA fixed account are not available during this payout period.
Amounts of fixed and variable payouts depend on:
•	the annuity payout plan you select;
•	the annuitant's age and, in most cases, sex;
•	the annuity table in the contract; and
•	the amounts you allocated to the accounts on the annuitization start date.
In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month based on the performance of the funds. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments or are exercising any available liquidity features we may offer and you have elected.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract — Transfer policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the annuitant’s age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of annuity payout rates.)
Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the annuitization start date, we will substitute an annuity Table based on an assumed 3.5% investment return for the 5% Table A in the contract. The assumed investment return affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment return and payouts will decrease if the return is below the assumed investment return. Using the 5% assumed interest return results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts may vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the annuitization start date:
•	Plan A: Life annuity — no refund: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•	Plan B: Life income with guaranteed period: We make monthly payouts for a guaranteed payout period of five, ten, or 15 years that you elect. This election will determine the length of the payout period in the event if the annuitant dies before the elected period expires. We calculate the guaranteed payout period from the annuitization start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    71

•	Plan C: Life annuity — installment refund: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•	Plan D: Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.
•	Plan E: Payouts for a specified period: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that the annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining payouts and pay it to you in a lump sum.
For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. These plans may include cash refund features providing a guarantee of receiving at least a return of the annuitization amount (less any annuity payments made and any premium tax paid) in the event of the annuitant’s death, term certain installment plans with varying durations, and liquidity features allowing access under certain circumstances to a surrender of the underlying value of remaining payments. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features may either reduce the amount of future payouts you would otherwise receive or result in payouts ceasing.
Utilizing a liquidity feature to surrender the underlying value of remaining payments may result in the assessment of a surrender charge (See “Charges — Surrender charge”) or a 10% IRS penalty tax. (See “Taxes.”).
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•	in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or
•	over a period certain not longer than your life expectancy or over the life expectancy of you and your designated beneficiary.
For qualified and nonqualified contracts with the SecureSource Stages 2 rider, if your annuitization start date is the maximum annuitization start date, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the rider. Under the rider’s payout option, the minimum amount payable shown in Table B will not apply, and you will receive the ALP provided by this rider until the later of the death of covered person (Joint Life: both covered spouses) or depletion of the PBG. If you choose to receive the ALP, the amount payable each year will be equal to the ALP on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. We may also pay the present remaining value of any payment if the monthly payment is less than $20. The present value will be calculated on the same mortality and interest rate basis used in Table B in the contract If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the principal back guarantee.
You must select a payout plan as of the annuitization start date set forth in your contract.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time amounts are applied to a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the amount that would otherwise have been applied to a plan to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

72    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike surrenders described below, the income taxation of annuity payouts is subject to exclusion ratios, (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)
Beginning in 2011, federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Surrenders: Generally, if you surrender all or part of your nonqualified annuity before the annuitization start date, including surrenders under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Application of surrender charges may alter the manner in which we tax report the surrender. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See “Benefits in Case of Death — If You Die Before the Annuitization Start Date”).
Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain investment income of high-income individuals (as well as estates and trusts) is subject to a new 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    73

married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may generally remain tax-deferred until surrendered or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•	because of your death or in the event of nonnatural ownership, the death of the annuitant;
•	because you become disabled (as defined in the Code);
•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	if it is allocable to an investment before Aug. 14, 1982; or
•	if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for a full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance products, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

74    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Annuity payouts: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after-tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Surrenders: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such surrender to be directly rolled over to another eligible retirement plan such as an IRA.
Surrenders from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 70½. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
•	the payout is a RMD as defined under the Code;
•	the payout is made on account of an eligible hardship; or
•	the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    75

Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•	because of your death;
•	because you become disabled (as defined in the Code);
•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	to pay certain medical or education expenses (IRAs only); or
•	if the distribution is made from an inherited IRA.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See “Benefits in Case of Death — If You Die Before the Annuitization Start Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new surrender charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.

76    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•	the reserve held in each subaccount for your contract; divided by
•	the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•	laws or regulations change;
•	the existing funds become unavailable; or
•	in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
•	add new subaccounts;
•	combine any two or more subaccounts;
•	transfer assets to and from the subaccounts or the variable account; and
•	eliminate or close any subaccounts.
We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we will reallocate amounts remaining in the fund being eliminated or closed to a different subaccount. We will notify you in advance of any such reallocation. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see “Transferring Between Accounts” above).
In the event of any such substitution or change, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
New contracts are not currently being offered.
•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    77

•	The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its financial advisors sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments to Selling Firms
•	We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.50% each time a purchase payment is made. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.
•	We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
•	In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for financial advisors, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•	marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•	providing service to contract owners; and
•	funding other events sponsored by a selling firm that may encourage the selling firm’s financial advisors to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its financial advisors to favor the contracts.
Sources of Payments to Selling Firms
We pay the commissions and other compensation described above from our assets. Our assets may include:
•	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see “Expense Summary”);
•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds — The funds”);
•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and
•	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•	fees and expenses we collect from contract owners, including surrender charges; and
•	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
•	cause selling firms to encourage their financial advisors to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•	cause selling firms to grant us access to its financial advisors to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

78    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Payments to Financial Advisors
•	The selling firm pays its financial advisors. The selling firm decides the compensation and benefits it will pay its financial advisors.
•	To inform yourself of any potential conflicts of interest, ask your financial advisor before you buy how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if you buy the contract.
Service Providers
Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus. We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. Entities that provided services to RiverSource Life in 2017 are listed in the table below.
Name of Service Provider	Services Provided	Address
Ameriprise Financial, Inc.	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA
Ameriprise India Private Limited	Administrative support related to new business and servicing of existing contracts and policies annual report filings	Plot No. 14, Sector 18 Udyog Vihar Gurugram, Haryana – 122 015 India
Sykes Enterprise Incorporated	Administrative support related to e new business and servicing of existing contracts and policies	10 th Floor, Glorietta BPO 1 Office Tower Makati City 1224 Metro Manila Philippines
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
Legal Proceedings
Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. RiverSource Life has cooperated and will continue to cooperate with the applicable regulators.
RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a have material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the forgoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.
Additional Information
Incorporation of Certain Documents by Reference
RiverSource Life is incorporating by reference in this prospectus information we file with the SEC, which means that we are disclosing important information to you by referring you to those documents. The information that we incorporate by reference is an important part of this prospectus, and later information that we file with the SEC automatically will update and supersede this information. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended December 31, 2017, File No. 33-28976, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus, as well as all of our subsequent annual

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    79

reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC under the 1934 Act. To access these documents, see “SEC Filings” under “Investor Relations” on our website at www.ameriprise.com.
RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.
Available Information
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. This prospectus, other information about the contract and other information incorporated by reference are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).
Indemnification
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors and officers or persons controlling RiverSource Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable.

80    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Appendix A: The Funds
Unless you have elected one of the optional living benefit riders, you may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the funds listed in the table below. From time to time, certain fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, changes may take some period of time to complete. As a result it is possible you may receive various forms, reports and confirmations that reflect a fund’s prior name.
Investing In	Investment Objective and Policies	Investment Adviser
AB VPS Dynamic Asset Allocation Portfolio (Class B)	Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AllianceBernstein L.P.
AB VPS Large Cap Growth Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
ALPS | Alerian Energy Infrastructure Portfolio: Class III	The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index (the "Index").	ALPS Advisors, Inc.
American Century VP Value, Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
BlackRock Global Allocation V.I. Fund (Class III)	Seeks high total investment return.	BlackRock Advisors, LLC
Columbia Variable Portfolio - Balanced Fund (Class 3)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Commodity Strategy Fund (Class 2)	Seeks to provide shareholders with total return.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., subadviser.
Columbia Variable Portfolio - Contrarian Core Fund (Class 2)	Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Disciplined Core Fund (Class 2)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Diversified Absolute Return Fund (Class 2)	Seeks to provide shareholders with absolute (positive) returns.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Dividend Opportunity Fund (Class 2)	Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 2)	Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Fund (Class 2)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Global Bond Fund (Class 2)	Non-diversified fund that seeks to provide shareholders with high total return through income and growth of capital.	Columbia Management Investment Advisers, LLC

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    81

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Government Money Market Fund (Class 2)	Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - High Yield Bond Fund (Class 2)	Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Income Opportunities Fund (Class 2)	Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Intermediate Bond Fund (Class 2)	Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Growth Fund (Class 2)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Index Fund (Class 3)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2)	Seeks to provide shareholders with level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 2)	Seeks to provide shareholders with total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)	Seeks to provide shareholders with growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Value Fund (Class 2)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Overseas Core Fund (Class 2) (previously Columbia Variable Portfolio - Select International Equity Fund (Class 2))*	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprsie Financial, Inc., subadviser.
(Effective on May 1, 2018, Threadneedle International Limited will no longer serve as the subadviser for the Fund.)
Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 2)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Strategic Income Fund (Class 2)	Seeks to provide shareholders with total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - U.S. Equities Fund (Class 2)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Columbia Wanger Asset Management LLC, subadviser (each managing a portion of the Fund's portfolio).

82    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 2)	Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC
CTIVP SM - American Century Diversified Bond Fund (Class 2) (previously Variable Portfolio - American Century Diversified Bond Fund (Class 2))*	Seeks to provide shareholders with high level of current income.	Columbia Management Investment Advisers, LLC, adviser; American Century Investment Management, Inc., subadviser.
CTIVP SM - AQR Managed Futures Strategy Fund (Class 2) (previously Variable Portfolio - AQR Managed Futures Strategy Fund (Class 2))*	Seeks to provide shareholders with positive absolute returns.	Columbia Management Investment Advisers, LLC, adviser; AQR Capital Management, LLC, subadviser.
CTIVP SM - BlackRock Global Inflation-Protected Securities Fund (Class 2) (previously Variable Portfolio - BlackRock Global Inflation-Protected Securities Fund (Class 2))*	Seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser.
CTIVP SM - CenterSquare Real Estate Fund (Class 2) (previously Variable Portfolio - CenterSquare Real Estate Fund (Class 2))*	Seeks to provide shareholders with current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management, Inc., subadviser.
CTIVP SM - DFA International Value Fund (Class 2) (previously Variable Portfolio - DFA International Value Fund (Class 2))*	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Dimensional Fund Advisors, L.P., subadviser.
CTIVP SM - Lazard International Equity Advantage Fund (Class 2) (previously Variable Portfolio - Lazard International Equity Advantage Fund (Class 2))*	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Lazard Asset Management LLC., subadviser.
CTIVP SM - Loomis Sayles Growth Fund (Class 2) (previously Variable Portfolio - Loomis Sayles Growth Fund (Class 2))*	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Loomis, Sayles & Company, L.P., subadviser.
CTIVP SM - Los Angeles Capital Large Cap Growth Fund (Class 2) (previously Variable Portfolio - Los Angeles Capital Large Cap Growth Fund (Class 2))*	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Los Angeles Capital Management and Equity Research, Inc., subadviser.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    83

Investing In	Investment Objective and Policies	Investment Adviser
CTIVP SM - MFS® Blended Research® Core Equity Fund (Class 2) (previously Variable Portfolio - MFS® Blended Research® Core Equity Fund (Class 2))*	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.
CTIVP SM - MFS® Value Fund (Class 2) (previously Variable Portfolio - MFS® Value Fund (Class 2))*	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.
CTIVP SM - Morgan Stanley Advantage Fund (Class 2) (previously Variable Portfolio - Morgan Stanley Advantage Fund (Class 2))*	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Morgan Stanley Investment Management Inc., subadviser.
CTIVP SM - Oppenheimer International Growth Fund (Class 2) (previously Variable Portfolio - Oppenheimer International Growth Fund (Class 2))*	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; OppenheimerFunds, Inc., subadviser.
CTIVP SM - Pyramis® International Equity Fund (Class 2) (previously Variable Portfolio - Pyramis® International Equity Fund (Class 2))*

(Effective on or about May 21, 2018, the Fund will change its name to CTIVPSM AQR International Core Equity Fund (Class 2))	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; FIAM LLC (doing business as Pyramis Global Advisors, LLC), subadviser.

(Effective on or about May 21, 2018, Pyramis Global Advisors, LLC no longer serves as the subadviser of the Fund and AQR Capital Management, LLC assumes day-to- day management of the Fund’s portfolio.)
CTIVP SM - T. Rowe Price Large Cap Value Fund (Class 2) (previously Variable Portfolio - T. Rowe Price Large Cap Value Fund (Class 2))*	Seeks to provide shareholders with long-term growth of capital and income.	Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.
CTIVP SM - TCW Core Plus Bond Fund (Class 2) (previously Variable Portfolio - TCW Core Plus Bond Fund (Class 2))*	Seeks to provide shareholders with total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.
CTIVP SM - Victory Sycamore Established Value Fund (Class 2) (previously Variable Portfolio - Victory Sycamore Established Value Fund (Class 2))*	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.

84    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
CTIVP SM - Wells Fargo Short Duration Government Fund (Class 2) (previously Variable Portfolio - Wells Fargo Short Duration Government Fund (Class 2))*	Seeks to provide shareholders with current income consistent with capital preservation.	Columbia Management Investment Advisers, LLC, adviser; Wells Capital Management Incorporated, subadviser.
CTIVP SM - Westfield Mid Cap Growth Fund (Class 2) (previously Variable Portfolio - Jennison Mid Cap Growth Fund (Class 2))*	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.
Deutsche Alternative Asset Allocation VIP, Class B	Seeks capital appreciation.	Deutsche Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.
Fidelity ® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either "growth" stocks or "value" stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either "growth" or "value" common stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Strategic Income Portfolio Service Class 2	Seeks a high level of current income and may also seek capital appreciation.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)) and other investment advisers serve as sub-advisers for the fund.
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    85

Investing In	Investment Objective and Policies	Investment Adviser
Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares	Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Ivy VIP Asset Strategy	Seeks to provide total return.	Ivy Investment Management Company
Janus Henderson Balanced Portfolio: Service Shares (previously Janus Aspen Series Balanced Portfolio: Services Shares)	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Flexible Bond Portfolio: Service Shares (previously Janus Aspen Series Flexible Bond Portfolio: Service Shares)	Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio: Service Shares (previously Janus Aspen Series Research Portfolio: Service Shares)	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management, LLC
MFS ® Utilities Series - Service Class	Seeks total return.	MFS ® Investment Management
Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.
Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (previously Neuberger Berman AMT Socially Responsive Portfolio (Class S))*	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)	Seeks capital appreciation with an emphasis on absolute (i.e., positive) returns.	Neuberger Berman Investment Advisers LLC
Oppenheimer Global Fund/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Global Strategic Income Fund/VA, Service Shares	Seeks total return.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
PIMCO VIT All Asset Portfolio, Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)

86    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.	Pacific Investment Management Company LLC (PIMCO)
PIMCO VIT Total Return Portfolio, Advisor Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
Templeton Global Bond VIP Fund - Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.
VanEck VIP Global Gold Fund (Class S Shares)	Seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.	Van Eck Associates Corporation
Variable Portfolio - Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Columbia Wanger International Equities Fund (Class 2)	Seeks long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Columbia Wanger Asset Management LLC, subadviser.
Variable Portfolio - Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Risk Fund (Class 2) (previously Columbia Variable Portfolio - Managed Risk Fund (Class 2))	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Risk U.S. Fund (Class 2) (previously Columbia Variable Portfolio - Managed Risk U.S. Fund (Class 2))	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Conservative Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    87

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - Managed Volatility Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2) (previously Columbia Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 2)	Seeks to provide shareholders with a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Partners Core Bond Fund (Class 2)	Seeks high level of current income while conserving the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Wells Capital Management Incorporated, subadvisers.
Variable Portfolio - Partners Small Cap Growth Fund (Class 2)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; BMO Asset Management Corp., Kennedy Capital Management, Inc., and Wells Capital Management Incorporated, subadvisers.
Variable Portfolio - Partners Small Cap Value Fund (Class 2)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Denver Investment Advisors LLC, Jacobs Levy Equity Management, Inc., Nuveen Asset Management, LLC and Segall Bryant & Hamill, LLC, subadvisers.

(Effective on or about May 1, 2018, Denver Investments Advisors LLC will no longer serve as subadviser for this Fund.)
Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2) (previously Columbia Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Growth Fund (Class 2) (previously Columbia Variable Portfolio - U.S. Flexible Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

88    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2) (previously Columbia Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2))*	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Wells Fargo VT Opportunity Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Small Cap Growth Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Western Asset Variable Global High Yield Bond Portfolio - Class II	Seeks to maximize total return.	Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisers.
*The Fund’s name change is effective on May 1, 2018.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    89

Appendix B: Example — Market Value Adjustment (MVA)
As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as “early surrenders.” The examples may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account, regular fixed account and the fees and charges that apply to your contract.
Assumptions:
•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and
•	we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and
•	after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.
Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.
Example 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA’s 3.0% rate is less than the 3.6% rate so the MVA will be negative.
Example 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA’s 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.
Sample MVA Calculations
The precise MVA formula we apply is as follows:
Early surrender amount	×	[	(1 + i	)	(n/12)	–1	]	=	MVA
1 + j + .001

Where i	=	rate earned in the GPA from which amounts are being transferred or surrendered.
j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
n	=	number of months remaining in the current Guarantee Period (rounded up to the next month).
Examples — MVA
Using assumptions similar to those we used in the examples above:
•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and
•	we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and
•	after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.
Example 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:
$1,000	×	[	(1.030)	(84/12)	–1	]	=	-$39.84
1 + .035 + .001
In this example, the MVA is a negative $39.84.
Example 2:     You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:
$1,000	×	[	(1.030)	(84/12)	–1	]	=	$27.61
1 + .025 + .001
In this example, the MVA is a positive $27.61

90    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your surrender charge percentage is 7% if you elected RAVA 5 Advantage with the ten-year surrender charge schedule, 6% if you elected RAVA 5 Advantage with the seven-year surrender charge schedule and 4% if you elected RAVA 5 Select. We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct the surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.
The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    91

Appendix C: Example — Surrender Charges
We determine your surrender charge by multiplying the amount of each purchase payment surrendered which could be subject to a surrender charge by the applicable surrender charge percentage, and then totaling the surrender charges. We calculate the amount of purchase payments surrendered (PPS) as:
PPS	=	PPSC + PPF
PPSC	=	purchase payments surrendered that could be subject to a surrender charge
	=	(PS – FA) / (CV – FA) × (PP – PPF)
PPF	=	purchase payments surrendered that are not subject to a surrender charge
	=	FA – contract earnings, but not less than zero
PP	=	purchase payments not previously surrendered (total purchase payments – PPS from all previous surrenders)
PS	=	amount the contract value is reduced by the surrender
FA	=	total free amount = greater of contract earnings or 10% of prior anniversary’s contract value
CV	=	contract value prior to the surrender
When determining the surrender charge, contract earnings are defined as the contract value, including any positive or negative MVA on amounts being surrendered, less purchase payments not previously surrendered. We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the regular fixed account, the Special DCA fixed account. If the contract value is less than purchase payments received and not previously surrendered, then contract earnings are zero.
The examples below show how the surrender charge for a full and partial surrender is calculated. Each example illustrates the amount of the surrender charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.
Full surrender charge calculation — ten-year surrender charge schedule:
This is an example of how we calculate the surrender charge on a contract with a ten-year (from the date of each purchase payment) surrender charge schedule and the following history:
Assumptions:
•	We receive a single $50,000 purchase payment;
•	During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and
•	You have made no prior surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract value just prior to surrender:	$60,000.00	$40,000.00
	Contract value on prior anniversary:	58,000.00	42,000.00
We calculate the surrender charge as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PP):	50.000.00	50.000.00
	Earnings in the contract (but not less than zero):	10,000.00	0.00
Step 2.	Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00
	FA (but not less than zero):	10,000.00	4,200.00
Step 3.	Next we determine PPF, the amount by which the total free amount (FA) exceeds earnings.
	Total free amount (FA):	10,000.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00
	PPF (but not less than zero):	0.00	4,200.00

92    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

			Contract with Gain	Contract with Loss
Step 4.		Next we determine PS, the amount by which the contract value is reduced by the surrender.
		PS:	60,000.00	40,000.00
Step 5.		Now we can determine how much of the PP is being surrendered (PPS) as follows:
	PPS	= PPF + PPSC
		= PPF + (PS − FA) / (CV − FA) * (PP − PPF)
		PPF from Step 3 =	0.00	4,200.00
		PS from Step 4 =	60,000.00	40,000.00
		CV from Step 1 =	60,000.00	40,000.00
		FA from Step 2 =	10,000.00	4,200.00
		PP from Step 1 =	50,000.00	50,000.00
		PPS =	50,000.00	50,000.00
Step 6.		We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
		PPS:	50,000.00	50,000.00
		less PPF:	0.00	4,200.00
		PPSC = amount of PPS subject to a surrender charge:	50,000.00	45,800.00
		multiplied by the surrender charge rate:	×7.0%	×7.0%
		surrender charge:	3,500.00	3,206.00
Step 7.		The dollar amount you will receive as a result of your full surrender is determined as:
		Contract value surrendered:	60,000.00	40,000.00
		Surrender charge:	(3,500.00)	(3,206.00)
		Contract charge (assessed upon full surrender):	(30.00)	(30.00)
		Net full surrender proceeds:	$56,470.00	$36,764.00
Partial surrender charge calculation — ten-year surrender charge schedule:
This is an example of how we calculate the surrender charge on a contract with a ten-year (from the date of each purchase payment) surrender charge schedule and the following history:
Assumptions:
•	We receive a single $50,000 purchase payment;
•	During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and
•	You have made no prior surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
Contract value just prior to surrender:		$60,000.00	$40,000.00
Contract value on prior anniversary:		58,000.00	42,000.00
We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.
We calculate the surrender charge for each estimate as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PP):	50,000.00	50,000.00
	Earnings in the contract (but not less than zero):	10,000.00	0.00

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    93

			Contract with Gain	Contract with Loss
Step 2.		Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
		Earnings in the contract:	10,000.00	0.00
		10% of the prior anniversary’s contract value:	5,800.00	4,200.00
		FA (but not less than zero):	10,000.00	4,200.00
Step 3.		Next we determine PPF, the amount by which the total free amount (FA) exceeds earnings
		Total free amount (FA):	10,000.00	4,200.00
		Less earnings in the contract:	10,000.00	0.00
		PPF (but not less than zero):	0.00	4,200.00
Step 4.		Next we determine PS, the amount by which the contract value is reduced by the surrender
		PS (determined by iterative process described above):	15,376.34	16,062.31
Step 5.		Now we can determine how much of the PP is being surrendered (PPS) as follows:
	PPS	= PPF + PPSC
		= PPF + (PS − FA) / (CV − FA) * (PP − PPF)
		PPF from Step 3 =	0.00	4,200.00
		PS from Step 4 =	15,376.34	16,062.31
		CV from Step 1 =	60,000.00	40,000.00
		FA from Step 2 =	10,000.00	4,200.00
		PP from Step 1 =	50,000.00	50,000.00
		PPS =	5,376.34	19,375.80
Step 6.		We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
		PPS:	5,376.34	19,375.80
		less PPF:	0.00	4,200.00
		PPSC = amount of PPS subject to a surrender charge:	5,376.34	15,175.80
		multiplied by the surrender charge rate:	×7.0%	×7.0%
		surrender charge:	376.34	1,062.31
Step 7.		The dollar amount you will receive as a result of your partial surrender is determined as:
		Contract value surrendered:	15,376.34	16,062.31
		Surrender charge:	(376.34)	(1,062.31)
		Net partial surrender proceeds:	$15,000.00	$15,000.00
Full surrender charge calculation — four-year surrender charge schedule:
This is an example of how we calculate the surrender charge on a contract with a four-year (from the contract issue date) surrender charge schedule and the following history:
Assumptions:
•	We receive a single $50,000 purchase payment;
•	During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth contract year is 4.0%; and
•	You have made no prior surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

	Contract with Gain	Contract with Loss
Contract value just prior to surrender:	$60,000.00	$40,000.00
Contract value on prior anniversary:	58,000.00	42,000.00
We calculate the surrender charge as follows:

94    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

			Contract with Gain	Contract with Loss
Step 1.		First, we determine the amount of earnings available in the contract at the time of surrender as:
		Contract value just prior to surrender (CV):	60,000.00	40,000.00
		Less purchase payments received and not previously surrendered (PP):	50.000.00	50.000.00
		Earnings in the contract (but not less than zero):	10,000.00	0.00
Step 2.		Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
		Earnings in the contract:	10,000.00	0.00
		10% of the prior anniversary’s contract value:	5,800.00	4,200.00
		FA (but not less than zero):	10,000.00	4,200.00
Step 3.		Next we determine PPF, the amount by which the total free amount (FA) exceeds earnings.
		Total free amount (FA):	10,000.00	4,200.00
		Less earnings in the contract:	10,000.00	0.00
		PPF (but not less than zero):	0.00	4,200.00
Step 4.		Next we determine PS, the amount by which the contract value is reduced by the surrender.
		PS:	60,000.00	40,000.00
Step 5.		Now we can determine how much of the PP is being surrendered (PPS) as follows:
	PPS	= PPF + PPSC
		= PPF + (PS − FA) / (CV − FA) * (PP − PPF)
		PPF from Step 3 =	0.00	4,200.00
		PS from Step 4 =	60,000.00	40,000.00
		CV from Step 1 =	60,000.00	40,000.00
		FA from Step 2 =	10,000.00	4,200.00
		PP from Step 1 =	50,000.00	50,000.00
		PPS =	50,000.00	50,000.00
Step 6.		We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
		PPS:	50,000.00	50,000.00
		less PPF:	0.00	4,200.00
		PPSC = amount of PPS subject to a surrender charge:	50,000.00	45,800.00
		multiplied by the surrender charge rate:	×4.0%	×4.0%
		surrender charge:	2,000.00	1,832.00
Step 7.		The dollar amount you will receive as a result of your full surrender is determined as:
		Contract value surrendered:	60,000.00	40,000.00
		Surrender charge:	(2,000.00)	(1,832.00)
		Contract charge (assessed upon full surrender):	(30.00)	(30.00)
		Net full surrender proceeds:	$57,970.00	$38,138.00
Partial surrender charge calculation — four-year surrender charge schedule:
This is an example of how we calculate the surrender charge on a contract with a four-year (from the contract issue date) surrender charge schedule and the following history:
Assumptions:
•	We receive a single $50,000 purchase payment;
•	During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth contract year is 4.0%; and
•	You have made no prior surrenders.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    95

We will look at two situations, one where the contract has a gain and another where there is a loss:

			Contract with Gain	Contract with Loss
Contract value just prior to surrender:			$60,000.00	$40,000.00
Contract value on prior anniversary:			58,000.00	42,000.00
We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.
We calculate the surrender charge for each estimate as follows:
Step 1.		First, we determine the amount of earnings available in the contract at the time of surrender as:
		Contract value just prior to surrender (CV):	60,000.00	40,000.00
		Less purchase payments received and not previously surrendered (PP):	50,000.00	50,000.00
		Earnings in the contract (but not less than zero):	10,000.00	0.00
Step 2.		Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
		Earnings in the contract:	10,000.00	0.00
		10% of the prior anniversary’s contract value:	5,800.00	4,200.00
		FA (but not less than zero):	10,000.00	4,200.00
Step 3.		Next we determine PPF, the amount by which the total free amount (FA) exceeds earnings
		Total free amount (FA):	10,000.00	4,200.00
		Less earnings in the contract:	10,000.00	0.00
		PPF (but not less than zero):	0.00	4,200.00
Step 4.		Next we determine PS, the amount by which the contract value is reduced by the surrender
		PS (determined by iterative process described above):	15,208.33	15,582.48
Step 5.		Now we can determine how much of the PP is being surrendered (PPS) as follows:
	PPS	= PPF + PPSC
		= PPF + (PS − FA) / (CV − FA) * (PP − PPF)
		PPF from Step 3 =	0.00	4,200.00
		PS from Step 4 =	15,208.33	15,582.48
		CV from Step 1 =	60,000.00	40,000.00
		FA from Step 2 =	10,000.00	4,200.00
		PP from Step 1 =	50,000.00	50,000.00
		PPS =	5,208.33	18,761.94
Step 6.		We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
		PPS:	5,208.33	18,761.94
		less PPF:	0.00	4,200.00
		PPSC = amount of PPS subject to a surrender charge:	5,208.33	14,561.94
		multiplied by the surrender charge rate:	×4.0%	×4.0%
		surrender charge:	208.33	582.48
Step 7.		The dollar amount you will receive as a result of your partial surrender is determined as:
		Contract value surrendered:	15,208.33	15,582.48
		Surrender charge:	(208.33)	(582.48)
		Net partial surrender proceeds:	$15,000.00	$15,000.00

96    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Appendix D: Example — Optional Death Benefits
The purpose of this appendix is to illustrate the operation of various optional death benefit riders.
In order to demonstrate these contract riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account, regular fixed account and the fees and charges that apply to your contract.
The examples of the optional death benefits in appendix include partial surrenders to illustrate the effect of partial surrenders on the particular benefit. These examples are intended to show how the optional death benefits operate, and do not take into account whether a particular optional death benefit is part of a qualified annuity. Qualified annuities are subject to RMDs at certain ages (see “Taxes — Qualified Annuities — Required Minimum Distributions”) which may require you to take partial surrenders from the contract. If you are considering the addition of certain death benefits to a qualified annuity, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implication to you.
Example — ROPP Death Benefit
Assumptions:
•	You purchase the contract with a payment of $20,000; and
•	on the first contract anniversary you make an additional purchase payment of $5,000; and
•	During the second contract year the contract value falls to $22,000 and you take a $1,500 (including surrender charge) partial surrender; and
•	During the third contract year the contract value grows to $23,000.

We calculate the ROPP Death Benefit as follows:
Contract value at death:	$23,000.00
Purchase payments minus adjusted partial surrenders:
Total purchase payments:	$25,000.00
minus adjusted partial surrenders, calculated as:
$1,500 × $25,000 =	–1,704.54
$22,000
for a death benefit of:	$23,295.45
The ROPP Death Benefit, calculated as the greatest of these two values:	$23,295.45
Example — MAV Death Benefit
Assumptions:
•	You purchase the contract with a payment of $25,000.
•	On the first contract anniversary the contract value grows to $26,000.
•	During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender (including surrender charge), leaving a contract value of $20,500.

We calculate the MAV death benefit, which is based on the greater of three values, as follows:
1.	Contract value at death:	$20,500.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
3.	The MAV immediately preceding the date of death:
	Greatest of your contract anniversary values:	$26,000.00
	plus purchase payments made since the prior anniversary:	+0.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $26,000 =	–1,772.73
	$22,000

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    97

for a death benefit of:	$24,227.27
The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:	$24,227.27
Example — 5-Year MAV Death Benefit
Assumptions:
•	You purchase the contract with a payment of $25,000.
•	On the fifth contract anniversary the contract value grows to $26,000.
•	During the sixth contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender (including surrender charge), leaving a contract value at $20,500.

We calculate the 5-Year MAV death benefit, which is based on the greater of three values, as follows:
1.	Contract value at death:	$20,500.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
3.	The 5-Year MAV immediately preceding the date of death:
	Greatest of your contract anniversary values:	$26,000.00
	plus purchase payments made since the prior anniversary:	+0.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $26,000 =	–1,772.73
	$22,000
	for a death benefit of:	$24,227.27
The 5-Year MAV Death Benefit, calculated as the greatest of these three values, which is the 5-Year MAV:		$24,227.27
Example — Enhanced Death Benefit
Assumptions:
•	You purchase the contract with a payment of $25,000 with $5,000 allocated to the regular fixed account and $20,000 allocated to the subaccounts; and
•	on the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and
•	During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of four values, is calculated as follows:
1.	Contract value at death:	$22,800.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a death benefit of:	$23,456.79
3.	The MAV on the anniversary immediately preceding the date of death:
	The MAV on the immediately preceding anniversary:	$25,000.00
	plus purchase payments made since that anniversary:	+0.00
	minus adjusted partial surrenders made since that anniversary, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300

98    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

	for a MAV Death Benefit of:	$23,456.79
4.	The 5% accumulation death benefit floor:
	The variable account floor on the first contract anniversary calculated as: 1.05 × $20,000 =	$21,000.00
	plus amounts allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:
	$1,500 × $21,000 =	–1,657.89
	$19,000
	variable account floor benefit:	$19,342.11
	plus the regular fixed account value:	+5,300.00
	5% accumulation death benefit floor (value of the regular fixed account and the variable account floor):	$24,642.11
Enhanced Death Benefit, calculated as the greatest of these four values, which is the 5% accumulation death benefit floor:		$24,642.11
Example — 5% Accumulation Death Benefit
Assumptions:
•	You purchase the contract with a payment of $25,000 with $5,000 allocated to the regular fixed account and $20,000 allocated to the subaccounts; and
•	on the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and
•	During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.

The death benefit, which is based on the greatest of three values, is calculated as follows:
1.	Contract value at death:	$22,800.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a death benefit of:	$23,456.79
3.	The 5% accumulation death benefit floor:
	The variable account floor on the first contract anniversary, calculated as: 1.05 × $20,000 =	$21,000.00
	plus amounts allocated to the subaccounts since that anniversary:	+0.00
	minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:
	$1,500 × $21,000 =	–1,657.89
	$19,000
	variable account floor benefit:	$19,342.11
	plus the regular fixed account value:	+5,300.00
	5% accumulation death benefit floor (value of the regular fixed account and the variable account floor):	$24,642.11
The 5% Accumulation Death Benefit, calculated as the greatest of these three values, which is the 5% accumulation death benefit floor:		$24,642.11
Example — Benefit Protector
Assumptions:
•	You purchase the contract with a payment of $100,000 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the Benefit Protector.
•	During the first contract year the contract value grows to $105,000. The death benefit equals the standard death benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    99

•	On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

MAV death benefit amount (contract value):	$110,000
plus the Benefit Protector which equals 40% of earnings at death (MAV death benefit amount minus remaining purchase payments):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•	On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit amount (maximum anniversary value):	$110,000
plus the Benefit Protector (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•	During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate remaining purchase payments as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
$110,000 –	($50,000 X $110,000)	=	$57,619
	$105,000
plus the Benefit Protector (40% of earnings at death):
0.40 × ($57,619 – $55,000) =			+1,048
Total death benefit of:			$58,667
•	On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $58,667. The reduction in contract value has no effect.
•	On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of remaining purchase payments that are one or more years old. The death benefit equals:

MAV death benefit amount (contract value):	$200,000
plus the Benefit Protector (40% of earnings at death)
0.40 × 2.50 × ($55,000) =	+55,000
Total death benefit of:	$255,000
•	During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit equals:

MAV death benefit amount (contract value):	$250,000
plus the Benefit Protector (40% of earnings at death)
0.40 × 2.50 × ($55,000) =	+55,000
Total death benefit of:	$305,000
•	During the eleventh contract year the contract value remains $250,500 and the “new” purchase payment is now one year old. The value of the Benefit Protector changes. The death benefit equals:

MAV death benefit amount (contract value):	$250,500
plus the Benefit Protector which equals 40% of earnings at death (the standard death benefit amount minus remaining purchase payments):
0.40 × ($250,500 – $105,000) =	+58,200
Total death benefit of:	$308,700

100    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Example — Benefit Protector Plus
Assumptions:
•	You purchase the contract with an exchange purchase payment of $100,000 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the Benefit Protector Plus.
•	During the first contract year the contract value grows to $105,000. The death benefit on equals the standard death benefit amount, which is the contract value, or $104,000. You have not reached the first contract anniversary so neither the Benefit Protector Plus Part I nor Part II provides any additional benefit at this time.
•	On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus Part II does not provide any additional benefit at this time. The death benefit equals:

MAV death benefit amount (contract value):	$110,000
plus the Benefit Protector Plus Part I which equals 40% of earnings at death (the MAV death benefit amount minus remaining purchase payments):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•	On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit amount (maximum anniversary value):	$110,000
plus the Benefit Protector Plus Part I (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
plus the Benefit Protector Plus Part II which in the third contract year equals 10% of exchange purchase payments identified at issue and not previously surrendered:
0.10 × $100,000 =	+10,000
Total death benefit of:	$124,000
•	During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value.
Altogether, we will surrender $50,000 and pay you $47,235. We calculate remaining purchase payments as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

	MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
$110,000 –	($50,000 × $110,000) =	$57,619
	$105,000
	plus the Benefit Protector Plus Part I (40% of earnings at death):
	0.40 × ($57,619 – $55,000) =	+1,048
	plus the Benefit Protector Plus Part II which in the third contract year
	equals 10% of exchange purchase payments identified at issue and not previously surrendered:
	0.10 × $55,000 =	+5,500
	Total death benefit of:	$64,167
•	On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $64,167. The reduction in contract value has no effect.
•	On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of remaining purchase payments that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:

MAV death benefit amount (contract value):	$200,000
plus the Benefit Protector Plus Part I (40% of earnings at death)
.40 × (2.50 × $55,000) =	+55,000
plus the Benefit Protector Plus Part II which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered:
0.20 × $55,000 =	+11,000

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    101

Total death benefit of:	$266,000
•	During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on either the Benefit Protector Plus Part I or Benefit Protector Plus Part II. The death benefit equals:

MAV death benefit amount (contract value):	$250,000
plus the Benefit Protector Plus Part I (40% of earnings at death)
.40 × (2.50 × $55,000) =	+55,000
plus the Benefit Protector Plus Part II, which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered:
0.20 × $55,000 =	+11,000
Total death benefit of:	$316,000
•	During the eleventh contract year the contract value remains $250,500 and the “new” purchase payment is now one year old. The value of the Benefit Protector Plus Part I changes but the value of the Benefit Protector Plus Part II remains constant. The death benefit equals:

MAV death benefit amount (contract value):	$250,500
plus the Benefit Protector Plus Part I which equals 40% of earnings at death (the MAV death benefit minus remaining purchase payments):
0.40 × ($250,500 – $105,000) =	+58,200
plus the Benefit Protector Plus Part II, which after the fourth contract year equals 20% of exchange purchase payments identified at issue and not previously surrendered:
0.20 × $55,000 =	+11,000
Total death benefit of:	$319,700

102    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Appendix E: Example — Optional Living Benefits
The purpose of this appendix is to illustrate the operation of various optional living benefit riders.
In order to demonstrate these contract riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account, regular fixed account and the fees and charges that apply to your contract.
These examples are intended to show how the optional riders operate, and do not take into account whether a particular optional rider is part of a qualified annuity. Qualified annuities are subject to RMDs at certain ages (see “Taxes — Qualified Annuities — Required Minimum Distributions”) which may require you to take partial surrenders from the contract. If you are considering the addition of certain optional riders to a qualified annuity, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implication to you.
Example — Accumulation Protector Benefit
The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.
The example assumes:
•	You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000.
•	You make no additional purchase payments.
•	You do not exercise the elective step-up option.

End of Contract Year	Partial Surrender (beginning of year)	MCAV Adjustment for Partial Surrender	MCAV	Accumulation Benefit Amount	Hypothetical Assumed Contract Value
1	0	0	100,000	0	110,000
2	0	0	115,200	0	128,000
3	0	0	121,500	0	135,000
4	0	0	121,500	0	118,000
5	0	0	121,500	0	100,000
6	2,000	2,430	119,070	0	122,000
7	0	0	126,000	0	140,000
8	0	0	126,000	0	130,000
9	5,000	4,846	121,154	0	110,000
10	0	0	121,154	16,154	105,000
Example — SecureSource Stages 2 Riders
Assumptions:
•	You purchase the contract with a payment of $100,000 and make no additional payments to the contract.
•	You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.
•	Annual Step-ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied annual step-ups are indicated in bold.
•	You elect the Moderate fund of funds at issue.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	BB	WAB	Benefit Determining Percentage	PBG	ALP	RALP	Lifetime Payment Percent
At Issue	$100,000	NA	$100,000	$100,000	$100,000	0.0%	$100,000	$4,000	$4,000 (1)	4%
1	0	0	98,000	108,000	108,000	9.3%	100,000	5,400	5,400 (2)	5%
2	0	0	105,000	114,000	114,000	7.9%	105,000	5,700	5,700	5%
3	0	0	118,000	120,000	120,000	1.7%	118,000	6,000	6,000	5%
3.5	0	6,000	112,000	120,000	113,898	1.7%	112,000	6,000	0	5%
4	0	0	115,000	120,000	115,000	0.0%	115,000	6,000	6,000	5%
5	0	0	130,000	130,000	130,000	0.0%	130,000	7,800 (3)	7,800 (3)	6% (3)
6	0	0	110,000	130,000	130,000	15.4%	130,000	7,800	7,800	6%
7	0	0	100,000	130,000	130,000	23.1%	130,000	6,500 (4)	6,500 (4)	5% (4)
7.5	0	10,000	90,000	125,134 (5)	117,000	23.1%	118,877 (5)	6,257 (5)	0	5%

    103

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Hypothetical Assumed Contract Value	BB	WAB	Benefit Determining Percentage	PBG	ALP	RALP	Lifetime Payment Percent
8	0	0	80,000	125,134	117,000	31.6%	118,877	6,257	6,257	5%
9	0	0	95,000	125,134	117,000	18.8%	118,877	7,508 (4)	7,508 (4)	6% (4)
(1)	The ALP and RALP are based on percentage B until the end of the 1-year waiting period.
(2)	Since no withdrawal was taken, at the end of the 1-year waiting period, the ALP and RALP are recalculated based on percentage A.
(3)	Because the annual step-up increased the BB on the anniversary and the covered person’s (for the joint benefit, younger covered spouse’s) attained age is in a higher age band, the Lifetime Payment Percentage increased.
(4)	The Lifetime Payment Percentage is based on percentage A when the BDP is less than 20% and percentage B when the BDP is greater than or equal to 20%.
(5)	The $10,000 withdrawal is greater than the $6,500 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in “Lifetime Benefit Description — Determination of Adjustment of Benefit Values”.

104

Appendix F: Additional Required Minimum Distribution (RMD) Disclosure
This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource Stages 2 rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days’ written notice to you.
For contract holders subject to annual RMD rules under the Section 401(a)(9) of the Code, amounts you withdraw from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider, subject to the following rules and our current administrative practice:
(1)	Each calendar year, if your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the ALP.
•	A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the value of ALP.
•	The LABA will be reduced by the total of the amount that each withdrawal in the current calendar year exceeds the RALP at the time of each withdrawal, but shall not be reduced to less than zero.
•	Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.
•	Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.
•	Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource Stages 2 rider.
The ALERMDA is:
(1)	determined by us each calendar year;
(2)	based on your initial purchase payment and not the entire interest value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;
(3)	based on the value of this contract alone on the date it is determined;
(4)	based on recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
(5)	based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder as applicable on the effective date of this prospectus, to:
1.	IRAs under Section 408(b) of the Code;
2.	Roth IRAs under Section 408A of the Code;
3.	Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code.
In the future, the requirements under tax law for such distributions may change and the life expectancy amount calculation provided under your SecureSource Stages 2 rider may not be sufficient to satisfy the requirements under the tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RALP amount and may result in the reduction of your ALP as described under the excess withdrawal provision of the rider.
In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. some ownerships by trusts and charities), we will calculate the life expectancy RMD amount as zero in all years.
Please consult your tax advisor about the impact of these rules prior to purchasing the SecureSource Stages 2 rider..

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    105

Appendix G: Condensed Financial Information (Unaudited)
The following tables give per-unit information about the financial history of each subaccount representing the lowest and highest total annual variable account expense combinations for each contract. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2017. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.
Variable account charges of 0.85% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.11	$1.08	$1.10	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.25	$1.11	$1.08	$1.10	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	265	534	478	377	215	—	—	—	—	—

AB VPS Large Cap Growth Portfolio (Class B) (06/26/2006)
Accumulation unit value at beginning of period	$2.06	$2.03	$1.85	$1.64	$1.20	$1.05	$1.09	$1.00	$0.74	$1.23
Accumulation unit value at end of period	$2.69	$2.06	$2.03	$1.85	$1.64	$1.20	$1.05	$1.09	$1.00	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	3,260	3,109	3,015	2,520	1,589	1,870	1,920	1,769	1,603	1,325

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.02	$0.73	$1.18	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.00	$1.02	$0.73	$1.18	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,089	5,040	4,875	4,584	2,030	—	—	—	—	—

American Century VP Value, Class II (06/26/2006)
Accumulation unit value at beginning of period	$1.99	$1.66	$1.75	$1.56	$1.20	$1.05	$1.05	$0.94	$0.79	$1.09
Accumulation unit value at end of period	$2.14	$1.99	$1.66	$1.75	$1.56	$1.20	$1.05	$1.05	$0.94	$0.79
Number of accumulation units outstanding at end of period (000 omitted)	10,367	12,778	12,126	13,557	13,907	14,115	14,358	12,846	12,296	10,333

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.19	$1.16	$1.18	$1.17	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.34	$1.19	$1.16	$1.18	$1.17	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,785	6,177	6,544	6,146	4,565	1,275	—	—	—	—

Columbia Variable Portfolio – Balanced Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.75	$1.66	$1.64	$1.51	$1.25	$1.10	$1.09	$0.97	$0.79	$1.14
Accumulation unit value at end of period	$1.99	$1.75	$1.66	$1.64	$1.51	$1.25	$1.10	$1.09	$0.97	$0.79
Number of accumulation units outstanding at end of period (000 omitted)	18,307	19,374	13,463	10,849	9,898	7,709	7,342	8,118	9,918	2,682

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.61	$0.55	$0.72	$0.93	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.61	$0.61	$0.55	$0.72	$0.93	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	431	359	205	123	38	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.49	$1.38	$1.36	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.79	$1.49	$1.38	$1.36	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,059	5,443	4,034	2,285	684	—	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.29	$2.14	$2.14	$1.88	$1.42	$1.26	$1.21	$1.00	—	—
Accumulation unit value at end of period	$2.81	$2.29	$2.14	$2.14	$1.88	$1.42	$1.26	$1.21	—	—
Number of accumulation units outstanding at end of period (000 omitted)	184	190	291	259	133	118	80	—	—	—

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.88	$0.91	$0.92	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.89	$0.88	$0.91	$0.92	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	362	526	656	413	393	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.90	$1.69	$1.75	$1.61	$1.28	$1.14	$1.21	$1.00	—	—
Accumulation unit value at end of period	$2.15	$1.90	$1.69	$1.75	$1.61	$1.28	$1.14	$1.21	—	—
Number of accumulation units outstanding at end of period (000 omitted)	965	989	971	1,126	1,152	1,085	824	316	—	—

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$0.89	$0.91	$0.90	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.09	$0.98	$0.89	$0.91	$0.90	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,130	845	773	895	296	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.00	$0.97	$1.07	$1.11	$1.14	$0.95	$1.22	$1.00	—	—
Accumulation unit value at end of period	$1.46	$1.00	$0.97	$1.07	$1.11	$1.14	$0.95	$1.22	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,375	1,276	1,470	1,916	1,819	1,647	1,374	398	—	—

106    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 0.85% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Global Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.94	$0.96	$1.04	$1.04	$1.14	$1.08	$1.04	$1.00	—	—
Accumulation unit value at end of period	$0.99	$0.94	$0.96	$1.04	$1.04	$1.14	$1.08	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	476	565	750	1,081	1,425	1,533	865	406	—	—

Columbia Variable Portfolio – Government Money Market Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.95	$0.96	$0.96	$0.97	$0.98	$0.99	$1.00	$1.00	—	—
Accumulation unit value at end of period	$0.94	$0.95	$0.96	$0.96	$0.97	$0.98	$0.99	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	699	701	723	676	800	515	2,071	1,047	—	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.51	$1.37	$1.40	$1.36	$1.30	$1.13	$1.08	$1.00	—	—
Accumulation unit value at end of period	$1.59	$1.51	$1.37	$1.40	$1.36	$1.30	$1.13	$1.08	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,430	2,104	2,271	2,439	3,199	3,149	1,786	859	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.48	$1.35	$1.37	$1.34	$1.28	$1.13	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.56	$1.48	$1.35	$1.37	$1.34	$1.28	$1.13	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,435	1,390	10,299	11,354	12,400	1,012	505	123	—	—

Columbia Variable Portfolio – Intermediate Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.19	$1.15	$1.16	$1.11	$1.14	$1.07	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.22	$1.19	$1.15	$1.16	$1.11	$1.14	$1.07	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,035	2,138	2,041	2,170	2,008	3,372	2,062	1,102	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.17	$2.17	$2.01	$1.78	$1.38	$1.16	$1.21	$1.00	—	—
Accumulation unit value at end of period	$2.75	$2.17	$2.17	$2.01	$1.78	$1.38	$1.16	$1.21	—	—
Number of accumulation units outstanding at end of period (000 omitted)	455	353	447	341	409	310	401	75	—	—

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (06/26/2006)
Accumulation unit value at beginning of period	$1.98	$1.79	$1.79	$1.59	$1.22	$1.06	$1.06	$0.93	$0.74	$1.19
Accumulation unit value at end of period	$2.38	$1.98	$1.79	$1.79	$1.59	$1.22	$1.06	$1.06	$0.93	$0.74
Number of accumulation units outstanding at end of period (000 omitted)	9,223	9,370	9,639	9,122	8,860	7,379	6,657	6,003	5,694	4,520

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.04	$1.08	$1.08	$1.08	$1.02	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.10	$1.09	$1.04	$1.08	$1.08	$1.08	$1.02	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,259	2,550	1,798	1,066	633	469	457	299	—	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.00	$0.98	$0.99	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.00	$0.98	$0.99	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,236	1,677	1,048	459	82	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.72	$1.70	$1.62	$1.53	$1.18	$1.07	$1.27	$1.00	—	—
Accumulation unit value at end of period	$2.09	$1.72	$1.70	$1.62	$1.53	$1.18	$1.07	$1.27	—	—
Number of accumulation units outstanding at end of period (000 omitted)	217	241	374	173	194	153	91	12	—	—

Columbia Variable Portfolio – Mid Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.16	$1.92	$2.04	$1.83	$1.34	$1.15	$1.26	$1.00	—	—
Accumulation unit value at end of period	$2.43	$2.16	$1.92	$2.04	$1.83	$1.34	$1.15	$1.26	—	—
Number of accumulation units outstanding at end of period (000 omitted)	436	409	347	390	394	216	222	75	—	—

Columbia Variable Portfolio – Overseas Core Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.28	$1.38	$1.32	$1.46	$1.21	$1.04	$1.19	$1.00	—	—
Accumulation unit value at end of period	$1.61	$1.28	$1.38	$1.32	$1.46	$1.21	$1.04	$1.19	—	—
Number of accumulation units outstanding at end of period (000 omitted)	772	906	1,106	322	465	356	349	138	—	—

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.31	$1.95	$2.07	$1.88	$1.37	$1.17	$1.20	$1.00	—	—
Accumulation unit value at end of period	$2.76	$2.31	$1.95	$2.07	$1.88	$1.37	$1.17	$1.20	—	—
Number of accumulation units outstanding at end of period (000 omitted)	398	260	203	282	230	181	197	23	—	—

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.24	$1.99	$2.08	$1.98	$1.35	$1.15	$1.27	$1.00	—	—
Accumulation unit value at end of period	$2.49	$2.24	$1.99	$2.08	$1.98	$1.35	$1.15	$1.27	—	—
Number of accumulation units outstanding at end of period (000 omitted)	82	109	133	109	119	66	67	17	—	—

Columbia Variable Portfolio – Strategic Income Fund (Class 2) (04/29/2011)
Accumulation unit value at beginning of period	$1.13	$1.04	$1.07	$1.04	$1.05	$0.95	$1.00	—	—	—
Accumulation unit value at end of period	$1.18	$1.13	$1.04	$1.07	$1.04	$1.05	$0.95	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,157	1,948	1,502	1,617	1,677	1,807	1,305	—	—	—

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    107

Variable account charges of 0.85% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – U.S. Equities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.12	$1.82	$1.97	$1.93	$1.44	$1.22	$1.29	$1.00	—	—
Accumulation unit value at end of period	$2.32	$2.12	$1.82	$1.97	$1.93	$1.44	$1.22	$1.29	—	—
Number of accumulation units outstanding at end of period (000 omitted)	350	398	628	868	884	817	665	199	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.05	$1.03	$1.03	$0.98	$1.01	$1.01	$1.00	$1.00	—	—
Accumulation unit value at end of period	$1.07	$1.05	$1.03	$1.03	$0.98	$1.01	$1.01	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	285	341	332	216	191	369	466	271	—	—

CTIVP SM – American Century Diversified Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.11	$1.12	$1.07	$1.11	$1.07	$1.00	$1.00	—	—
Accumulation unit value at end of period	$1.18	$1.14	$1.11	$1.12	$1.07	$1.11	$1.07	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	433	454	505	553	637	795	363	370	—	—

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$1.11	$1.12	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.99	$1.00	$1.11	$1.12	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,525	2,287	1,843	1,113	700	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.23	$1.14	$1.17	$1.09	$1.16	$1.11	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.24	$1.23	$1.14	$1.17	$1.09	$1.16	$1.11	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	448	465	373	403	517	1,263	1,140	163	—	—

CTIVP SM – CenterSquare Real Estate Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.62	$1.56	$1.60	$1.41	$1.38	$1.07	$1.20	$1.00	—	—
Accumulation unit value at end of period	$1.70	$1.62	$1.56	$1.60	$1.41	$1.38	$1.07	$1.20	—	—
Number of accumulation units outstanding at end of period (000 omitted)	981	900	1,134	1,228	1,088	1,065	707	214	—	—

CTIVP SM – DFA International Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.08	$1.18	$1.29	$1.09	$0.94	$1.18	$1.00	—	—
Accumulation unit value at end of period	$1.44	$1.16	$1.08	$1.18	$1.29	$1.09	$0.94	$1.18	—	—
Number of accumulation units outstanding at end of period (000 omitted)	711	621	1,114	752	640	350	453	143	—	—

CTIVP SM – Eaton Vance Floating-Rate Income Fund (Class 2)* (07/19/2010)
Accumulation unit value at beginning of period	$1.23	$1.13	$1.16	$1.16	$1.12	$1.06	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.26	$1.23	$1.13	$1.16	$1.16	$1.12	$1.06	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,160	1,145	1,139	1,418	1,889	1,208	975	376	—	—
*CTIVP SM – Eaton Vance Floating-Rate Income Fund (Class 2) liquidated on April 27, 2018.

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.02	$0.99	$1.04	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.02	$0.99	$1.04	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	870	571	362	323	217	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.20	$2.10	$1.92	$1.72	$1.34	$1.19	$1.21	$1.00	—	—
Accumulation unit value at end of period	$2.89	$2.20	$2.10	$1.92	$1.72	$1.34	$1.19	$1.21	—	—
Number of accumulation units outstanding at end of period (000 omitted)	258	263	430	260	209	218	92	64	—	—

CTIVP SM – Los Angeles Capital Large Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.05	$2.12	$2.02	$1.85	$1.37	$1.22	$1.23	$1.00	—	—
Accumulation unit value at end of period	$2.65	$2.05	$2.12	$2.02	$1.85	$1.37	$1.22	$1.23	—	—
Number of accumulation units outstanding at end of period (000 omitted)	122	137	152	168	170	128	140	11	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.86	$1.71	$1.72	$1.55	$1.22	$1.11	$1.16	$1.00	—	—
Accumulation unit value at end of period	$2.21	$1.86	$1.71	$1.72	$1.55	$1.22	$1.11	$1.16	—	—
Number of accumulation units outstanding at end of period (000 omitted)	259	286	362	335	343	296	219	138	—	—

CTIVP SM – MFS® Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.14	$1.89	$1.93	$1.77	$1.31	$1.14	$1.16	$1.00	—	—
Accumulation unit value at end of period	$2.48	$2.14	$1.89	$1.93	$1.77	$1.31	$1.14	$1.16	—	—
Number of accumulation units outstanding at end of period (000 omitted)	545	450	350	357	403	284	147	87	—	—

CTIVP SM – Morgan Stanley Advantage Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.97	$1.93	$1.83	$1.72	$1.33	$1.20	$1.24	$1.00	—	—
Accumulation unit value at end of period	$2.59	$1.97	$1.93	$1.83	$1.72	$1.33	$1.20	$1.24	—	—
Number of accumulation units outstanding at end of period (000 omitted)	216	213	443	208	263	261	175	52	—	—

CTIVP SM – Oppenheimer International Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.32	$1.38	$1.43	$1.44	$1.22	$1.07	$1.16	$1.00	—	—
Accumulation unit value at end of period	$1.66	$1.32	$1.38	$1.43	$1.44	$1.22	$1.07	$1.16	—	—
Number of accumulation units outstanding at end of period (000 omitted)	649	651	859	722	598	408	382	65	—	—

108    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 0.85% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
CTIVP SM – Pyramis® International Equity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.27	$1.32	$1.34	$1.45	$1.21	$1.01	$1.17	$1.00	—	—
Accumulation unit value at end of period	$1.53	$1.27	$1.32	$1.34	$1.45	$1.21	$1.01	$1.17	—	—
Number of accumulation units outstanding at end of period (000 omitted)	301	298	280	213	234	145	82	9	—	—

CTIVP SM – T. Rowe Price Large Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.92	$1.70	$1.87	$1.72	$1.36	$1.20	$1.17	$1.00	—	—
Accumulation unit value at end of period	$2.20	$1.92	$1.70	$1.87	$1.72	$1.36	$1.20	$1.17	—	—
Number of accumulation units outstanding at end of period (000 omitted)	229	273	286	360	379	366	213	15	—	—

CTIVP SM – TCW Core Plus Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.05	$1.06	$1.02	$1.06	$1.05	$1.00	$1.00	—	—
Accumulation unit value at end of period	$1.09	$1.07	$1.05	$1.06	$1.02	$1.06	$1.05	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	521	461	451	466	508	824	320	184	—	—

CTIVP SM – Victory Sycamore Established Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.34	$1.96	$1.97	$1.78	$1.32	$1.14	$1.23	$1.00	—	—
Accumulation unit value at end of period	$2.68	$2.34	$1.96	$1.97	$1.78	$1.32	$1.14	$1.23	—	—
Number of accumulation units outstanding at end of period (000 omitted)	897	1,126	815	689	669	752	563	230	—	—

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.00	$1.00	$1.01	$1.01	$1.03	$1.02	$1.00	$1.00	—	—
Accumulation unit value at end of period	$1.00	$1.00	$1.00	$1.01	$1.01	$1.03	$1.02	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,560	2,597	1,944	613	203	218	67	39	—	—

CTIVP SM – Westfield Mid Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.87	$1.82	$1.90	$1.75	$1.38	$1.20	$1.19	$1.00	—	—
Accumulation unit value at end of period	$2.27	$1.87	$1.82	$1.90	$1.75	$1.38	$1.20	$1.19	—	—
Number of accumulation units outstanding at end of period (000 omitted)	308	333	329	313	302	295	206	67	—	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.99	$0.95	$1.02	$1.00	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.05	$0.99	$0.95	$1.02	$1.00	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,741	2,154	2,399	2,598	2,058	633	—	—	—	—

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.92	$1.80	$1.80	$1.63	$1.25	$1.09	$1.13	$0.97	$0.73	$1.28
Accumulation unit value at end of period	$2.31	$1.92	$1.80	$1.80	$1.63	$1.25	$1.09	$1.13	$0.97	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	26,837	32,270	37,806	40,726	43,929	46,775	50,040	52,513	180,001	379,751

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$2.03	$1.83	$1.88	$1.79	$1.33	$1.17	$1.32	$1.04	$0.75	$1.25
Accumulation unit value at end of period	$2.43	$2.03	$1.83	$1.88	$1.79	$1.33	$1.17	$1.32	$1.04	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	20,026	23,677	27,594	31,163	34,636	36,939	41,822	44,384	199,837	248,092

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.05	$0.98	$1.01	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.05	$0.98	$1.01	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9,216	7,369	5,619	3,661	1,039	—	—	—	—	—

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.16	$1.02	$1.11	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.16	$1.02	$1.11	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,784	4,129	5,304	6,124	1,815	—	—	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$1.64	$1.42	$1.51	$1.42	$1.12	$0.99	$1.01	$0.91	$0.73	$1.17
Accumulation unit value at end of period	$1.76	$1.64	$1.42	$1.51	$1.42	$1.12	$0.99	$1.01	$0.91	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	8,948	10,419	11,668	13,106	14,378	15,322	16,523	16,807	17,365	17,652

Franklin Small Cap Value VIP Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$2.05	$1.58	$1.73	$1.73	$1.28	$1.09	$1.14	$0.90	$0.70	$1.06
Accumulation unit value at end of period	$2.24	$2.05	$1.58	$1.73	$1.73	$1.28	$1.09	$1.14	$0.90	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	5,941	7,549	8,036	9,848	10,846	11,090	12,614	12,529	13,709	12,625

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.91	$0.97	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.91	$0.91	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	242	226	287	109	—	—	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.08	$0.98	$1.03	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.08	$0.98	$1.03	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,413	2,867	3,207	2,204	1,391	—	—	—	—	—

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    109

Variable account charges of 0.85% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$1.03	$1.13	$1.20	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$0.99	$1.03	$1.13	$1.20	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,341	2,088	3,692	4,610	2,674	—	—	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$1.01	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.05	$1.03	$1.01	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,557	6,418	5,433	2,045	776	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.19	$1.17	$1.21	$1.18	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.38	$1.19	$1.17	$1.21	$1.18	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	303	878	2,343	2,786	2,323	63	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.58	$1.59	$1.53	$1.37	$1.06	$0.90	$0.97	$0.85	$0.63	$1.06
Accumulation unit value at end of period	$2.00	$1.58	$1.59	$1.53	$1.37	$1.06	$0.90	$0.97	$0.85	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	4,884	6,257	7,268	7,532	9,620	11,784	13,258	15,295	639,872	430,107

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.16	$1.13	$1.14	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.38	$1.16	$1.13	$1.14	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	993	1,287	2,469	2,372	370	—	—	—	—	—

MFS ® Utilities Series – Service Class (06/26/2006)
Accumulation unit value at beginning of period	$2.11	$1.91	$2.26	$2.03	$1.70	$1.52	$1.44	$1.28	$0.97	$1.57
Accumulation unit value at end of period	$2.39	$2.11	$1.91	$2.26	$2.03	$1.70	$1.52	$1.44	$1.28	$0.97
Number of accumulation units outstanding at end of period (000 omitted)	10,276	12,615	14,038	16,754	16,808	17,920	17,962	16,579	17,912	18,559

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.63	$1.80	$1.93	$1.91	$1.40	$1.31	$1.42	$1.08	$0.69	$1.31
Accumulation unit value at end of period	$2.24	$1.63	$1.80	$1.93	$1.91	$1.40	$1.31	$1.42	$1.08	$0.69
Number of accumulation units outstanding at end of period (000 omitted)	2,138	2,826	3,442	4,069	4,661	5,355	6,756	6,158	5,604	4,975

Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (06/26/2006)
Accumulation unit value at beginning of period	$1.94	$1.78	$1.81	$1.66	$1.22	$1.11	$1.15	$0.95	$0.73	$1.21
Accumulation unit value at end of period	$2.27	$1.94	$1.78	$1.81	$1.66	$1.22	$1.11	$1.15	$0.95	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	1,149	1,427	1,526	1,573	1,512	1,214	1,392	1,455	1,127	833

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.93	$0.99	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.91	$0.93	$0.99	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	182	193	204	30	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.62	$1.64	$1.60	$1.58	$1.25	$1.04	$1.15	$1.00	$0.73	$1.23
Accumulation unit value at end of period	$2.19	$1.62	$1.64	$1.60	$1.58	$1.25	$1.04	$1.15	$1.00	$0.73
Number of accumulation units outstanding at end of period (000 omitted)	6,325	6,917	8,125	7,665	7,968	8,142	8,569	8,021	7,911	7,145

Oppenheimer Global Strategic Income Fund/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$1.52	$1.45	$1.49	$1.47	$1.49	$1.33	$1.33	$1.17	$1.00	$1.17
Accumulation unit value at end of period	$1.60	$1.52	$1.45	$1.49	$1.47	$1.49	$1.33	$1.33	$1.17	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	23,133	28,412	33,509	38,596	47,078	57,221	60,624	65,085	577,448	420,661

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (06/26/2006)
Accumulation unit value at beginning of period	$2.08	$1.78	$1.91	$1.73	$1.24	$1.06	$1.10	$0.90	$0.66	$1.08
Accumulation unit value at end of period	$2.35	$2.08	$1.78	$1.91	$1.73	$1.24	$1.06	$1.10	$0.90	$0.66
Number of accumulation units outstanding at end of period (000 omitted)	4,649	5,030	6,004	6,045	6,265	6,322	6,884	7,403	8,026	7,814

PIMCO VIT All Asset Portfolio, Advisor Class (06/26/2006)
Accumulation unit value at beginning of period	$1.48	$1.32	$1.47	$1.47	$1.48	$1.30	$1.29	$1.15	$0.96	$1.15
Accumulation unit value at end of period	$1.66	$1.48	$1.32	$1.47	$1.47	$1.48	$1.30	$1.29	$1.15	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	7,312	8,757	10,503	14,089	18,682	23,468	20,990	18,465	351,435	346,275

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$1.00	$0.97	$0.98	$0.94	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.13	$1.00	$0.97	$0.98	$0.94	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	109	117	130	188	286	246	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$1.01	$0.99	$1.00	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.04	$1.01	$0.99	$1.00	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,918	1,331	1,028	909	661	—	—	—	—	—

110    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 0.85% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.96	$0.94	$0.99	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.96	$0.94	$0.99	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,566	4,819	5,032	4,285	1,816	—	—	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.79	$0.54	$0.71	$0.77	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.87	$0.79	$0.54	$0.71	$0.77	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,937	2,391	2,036	1,692	1,001	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.57	$1.50	$1.52	$1.46	$1.22	$1.08	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.86	$1.57	$1.50	$1.52	$1.46	$1.22	$1.08	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	244,681	269,584	294,272	295,390	319,087	288,564	249,264	79,955	—	—

Variable Portfolio – Columbia Wanger International Equities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.38	$1.40	$1.43	$1.51	$1.25	$1.03	$1.21	$1.00	—	—
Accumulation unit value at end of period	$1.80	$1.38	$1.40	$1.43	$1.51	$1.25	$1.03	$1.21	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,465	1,120	1,130	1,388	1,114	1,025	924	276	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.22	$1.19	$1.20	$1.17	$1.14	$1.07	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.30	$1.22	$1.19	$1.20	$1.17	$1.14	$1.07	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	75,380	86,023	79,356	86,974	111,142	179,383	124,664	37,862	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	670	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,188	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.04	$1.02	$1.04	$1.00	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.04	$1.02	$1.04	$1.00	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	35,598	43,773	24,171	12,021	5,181	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.04	$1.02	$1.05	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.04	$1.02	$1.05	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	86,814	113,542	81,580	78,409	21,256	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.05	$1.03	$1.07	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.05	$1.03	$1.07	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,220,902	1,345,925	1,475,624	1,431,347	446,881	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (11/18/2013)
Accumulation unit value at beginning of period	$1.05	$1.03	$1.06	$1.02	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.05	$1.03	$1.06	$1.02	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	843,569	932,397	993,340	1,003,801	297,687	—	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.41	$1.36	$1.38	$1.32	$1.20	$1.09	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.58	$1.41	$1.36	$1.38	$1.32	$1.20	$1.09	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,484,111	1,527,964	1,543,741	1,584,772	1,702,393	1,710,156	1,372,850	543,150	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.49	$1.43	$1.45	$1.39	$1.21	$1.09	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.72	$1.49	$1.43	$1.45	$1.39	$1.21	$1.09	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	814,791	891,544	985,364	1,045,332	1,171,461	1,155,594	1,004,346	382,806	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.31	$1.27	$1.29	$1.24	$1.17	$1.08	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.43	$1.31	$1.27	$1.29	$1.24	$1.17	$1.08	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	212,144	239,388	238,103	258,787	329,279	429,367	310,373	130,486	—	—

Variable Portfolio – Partners Core Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.12	$1.11	$1.11	$1.07	$1.10	$1.06	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.15	$1.12	$1.11	$1.11	$1.07	$1.10	$1.06	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	574	644	614	603	763	894	695	369	—	—

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    111

Variable account charges of 0.85% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Partners Small Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.90	$1.80	$1.92	$1.94	$1.40	$1.27	$1.29	$1.00	—	—
Accumulation unit value at end of period	$2.23	$1.90	$1.80	$1.92	$1.94	$1.40	$1.27	$1.29	—	—
Number of accumulation units outstanding at end of period (000 omitted)	105	122	135	128	166	154	120	—	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.97	$1.59	$1.77	$1.75	$1.31	$1.17	$1.23	$1.00	—	—
Accumulation unit value at end of period	$2.09	$1.97	$1.59	$1.77	$1.75	$1.31	$1.17	$1.23	—	—
Number of accumulation units outstanding at end of period (000 omitted)	138	149	169	193	234	212	134	73	—	—

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.01	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.01	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,463	488	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	25,271	6,764	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.02	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	14,182	3,882	—	—	—	—	—	—	—	—

Wells Fargo VT Opportunity Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$2.05	$1.84	$1.92	$1.75	$1.35	$1.18	$1.26	$1.03	$0.70	$1.18
Accumulation unit value at end of period	$2.45	$2.05	$1.84	$1.92	$1.75	$1.35	$1.18	$1.26	$1.03	$0.70
Number of accumulation units outstanding at end of period (000 omitted)	2,789	3,121	3,666	4,010	4,561	4,859	5,638	2,066	2,178	1,767

Wells Fargo VT Small Cap Growth Fund – Class 2 (06/26/2006)
Accumulation unit value at beginning of period	$2.15	$2.02	$2.09	$2.15	$1.44	$1.35	$1.43	$1.14	$0.75	$1.29
Accumulation unit value at end of period	$2.69	$2.15	$2.02	$2.09	$2.15	$1.44	$1.35	$1.43	$1.14	$0.75
Number of accumulation units outstanding at end of period (000 omitted)	3,435	4,468	5,172	5,436	6,304	6,577	7,143	8,077	7,416	5,757

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.06	$0.92	$0.99	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$1.06	$0.92	$0.99	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	505	500	537	596	258	—	—	—	—	—
Variable account charges of 1.20% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.09	$1.07	$1.10	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.09	$1.07	$1.10	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	682	577	504	435	433	—	—	—	—	—

AB VPS Large Cap Growth Portfolio (Class B) (07/19/2010)
Accumulation unit value at beginning of period	$2.23	$2.21	$2.02	$1.79	$1.32	$1.15	$1.21	$1.00	—	—
Accumulation unit value at end of period	$2.90	$2.23	$2.21	$2.02	$1.79	$1.32	$1.15	$1.21	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,748	1,439	1,422	954	660	660	250	11	—	—

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.00	$0.72	$1.18	$1.06	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.98	$1.00	$0.72	$1.18	$1.06	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,151	3,546	3,236	2,228	543	—	—	—	—	—

American Century VP Value, Class II (02/13/2002)
Accumulation unit value at beginning of period	$2.54	$2.14	$2.26	$2.02	$1.56	$1.38	$1.38	$1.24	$1.05	$1.45
Accumulation unit value at end of period	$2.73	$2.54	$2.14	$2.26	$2.02	$1.56	$1.38	$1.38	$1.24	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	4,171	4,465	4,733	4,750	4,853	4,953	5,339	5,469	6,158	8,079

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.17	$1.14	$1.17	$1.16	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.32	$1.17	$1.14	$1.17	$1.16	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,381	4,425	4,355	3,099	1,906	428	—	—	—	—

Columbia Variable Portfolio – Balanced Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.00	$1.91	$1.90	$1.74	$1.45	$1.29	$1.27	$1.14	$0.93	$1.35
Accumulation unit value at end of period	$2.27	$2.00	$1.91	$1.90	$1.74	$1.45	$1.29	$1.27	$1.14	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	10,404	9,620	6,606	4,407	3,681	3,269	3,744	4,325	6,111	2,378

112    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.60	$0.54	$0.72	$0.92	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.60	$0.60	$0.54	$0.72	$0.92	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,020	675	523	355	32	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.47	$1.37	$1.35	$1.21	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.76	$1.47	$1.37	$1.35	$1.21	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,544	5,240	3,941	1,859	342	—	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.23	$2.10	$2.11	$1.85	$1.41	$1.25	$1.21	$1.00	—	—
Accumulation unit value at end of period	$2.74	$2.23	$2.10	$2.11	$1.85	$1.41	$1.25	$1.21	—	—
Number of accumulation units outstanding at end of period (000 omitted)	744	732	705	509	134	80	49	—	—	—

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.86	$0.90	$0.92	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.88	$0.86	$0.90	$0.92	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	369	404	489	339	252	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.86	$1.66	$1.73	$1.59	$1.27	$1.13	$1.21	$1.00	—	—
Accumulation unit value at end of period	$2.09	$1.86	$1.66	$1.73	$1.59	$1.27	$1.13	$1.21	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,889	2,878	2,367	2,401	1,739	1,079	901	293	—	—

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.97	$0.88	$0.90	$0.90	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.07	$0.97	$0.88	$0.90	$0.90	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,039	680	523	498	254	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.98	$0.95	$1.05	$1.09	$1.13	$0.95	$1.22	$1.00	—	—
Accumulation unit value at end of period	$1.42	$0.98	$0.95	$1.05	$1.09	$1.13	$0.95	$1.22	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,822	2,784	2,778	2,626	2,147	1,444	982	417	—	—

Columbia Variable Portfolio – Global Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.92	$0.95	$1.02	$1.03	$1.13	$1.07	$1.04	$1.00	—	—
Accumulation unit value at end of period	$0.96	$0.92	$0.95	$1.02	$1.03	$1.13	$1.07	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,392	1,282	1,407	1,544	1,916	2,345	1,777	517	—	—

Columbia Variable Portfolio – Government Money Market Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.93	$0.94	$0.95	$0.96	$0.97	$0.98	$0.99	$1.00	—	—
Accumulation unit value at end of period	$0.92	$0.93	$0.94	$0.95	$0.96	$0.97	$0.98	$0.99	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,210	2,489	2,188	4,100	3,841	2,988	3,304	666	—	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.48	$1.34	$1.38	$1.34	$1.28	$1.12	$1.08	$1.00	—	—
Accumulation unit value at end of period	$1.55	$1.48	$1.34	$1.38	$1.34	$1.28	$1.12	$1.08	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,432	3,485	3,338	3,308	2,366	2,347	1,717	478	—	—

Columbia Variable Portfolio – Income Opportunities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.44	$1.32	$1.35	$1.32	$1.27	$1.12	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.52	$1.44	$1.32	$1.35	$1.32	$1.27	$1.12	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,483	2,280	4,396	4,893	5,110	1,881	1,504	171	—	—

Columbia Variable Portfolio – Intermediate Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.12	$1.14	$1.09	$1.13	$1.07	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.19	$1.16	$1.12	$1.14	$1.09	$1.13	$1.07	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,912	2,637	2,161	2,661	3,597	5,512	3,728	428	—	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.12	$2.13	$1.98	$1.76	$1.37	$1.15	$1.21	$1.00	—	—
Accumulation unit value at end of period	$2.68	$2.12	$2.13	$1.98	$1.76	$1.37	$1.15	$1.21	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,115	1,967	1,957	871	780	441	347	100	—	—

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (02/13/2002)
Accumulation unit value at beginning of period	$2.15	$1.95	$1.96	$1.75	$1.34	$1.18	$1.17	$1.03	$0.83	$1.34
Accumulation unit value at end of period	$2.57	$2.15	$1.95	$1.96	$1.75	$1.34	$1.18	$1.17	$1.03	$0.83
Number of accumulation units outstanding at end of period (000 omitted)	7,913	6,216	5,727	4,397	3,312	2,590	3,038	3,421	4,568	5,854

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.02	$1.06	$1.07	$1.07	$1.02	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.07	$1.06	$1.02	$1.06	$1.07	$1.07	$1.02	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,772	2,252	1,815	1,789	1,413	1,113	1,220	145	—	—

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    113

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.99	$0.97	$0.99	$0.95	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.09	$0.99	$0.97	$0.99	$0.95	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	786	723	494	312	45	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.68	$1.66	$1.60	$1.51	$1.17	$1.06	$1.27	$1.00	—	—
Accumulation unit value at end of period	$2.03	$1.68	$1.66	$1.60	$1.51	$1.17	$1.06	$1.27	—	—
Number of accumulation units outstanding at end of period (000 omitted)	937	785	832	505	338	175	117	32	—	—

Columbia Variable Portfolio – Mid Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.12	$1.88	$2.01	$1.81	$1.33	$1.14	$1.26	$1.00	—	—
Accumulation unit value at end of period	$2.37	$2.12	$1.88	$2.01	$1.81	$1.33	$1.14	$1.26	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,400	1,398	1,396	956	600	271	231	56	—	—

Columbia Variable Portfolio – Overseas Core Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.25	$1.35	$1.30	$1.44	$1.20	$1.03	$1.19	$1.00	—	—
Accumulation unit value at end of period	$1.57	$1.25	$1.35	$1.30	$1.44	$1.20	$1.03	$1.19	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,960	1,984	1,816	845	674	522	263	53	—	—

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.26	$1.91	$2.04	$1.85	$1.36	$1.17	$1.20	$1.00	—	—
Accumulation unit value at end of period	$2.69	$2.26	$1.91	$2.04	$1.85	$1.36	$1.17	$1.20	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,032	893	812	762	427	270	204	40	—	—

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.19	$1.95	$2.04	$1.96	$1.33	$1.15	$1.27	$1.00	—	—
Accumulation unit value at end of period	$2.43	$2.19	$1.95	$2.04	$1.96	$1.33	$1.15	$1.27	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,153	1,169	1,180	797	659	471	170	22	—	—

Columbia Variable Portfolio – Strategic Income Fund (Class 2) (04/29/2011)
Accumulation unit value at beginning of period	$1.10	$1.02	$1.06	$1.03	$1.05	$0.95	$1.00	—	—	—
Accumulation unit value at end of period	$1.15	$1.10	$1.02	$1.06	$1.03	$1.05	$0.95	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,015	4,464	3,303	2,667	2,602	3,268	2,125	—	—	—

Columbia Variable Portfolio – U.S. Equities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.07	$1.79	$1.94	$1.90	$1.43	$1.21	$1.29	$1.00	—	—
Accumulation unit value at end of period	$2.26	$2.07	$1.79	$1.94	$1.90	$1.43	$1.21	$1.29	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,117	1,062	1,141	1,143	986	818	446	44	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.03	$1.01	$1.01	$0.97	$1.00	$1.00	$1.00	$1.00	—	—
Accumulation unit value at end of period	$1.04	$1.03	$1.01	$1.01	$0.97	$1.00	$1.00	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	792	991	852	666	745	881	1,095	460	—	—

CTIVP SM – American Century Diversified Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.09	$1.10	$1.06	$1.10	$1.06	$1.00	$1.00	—	—
Accumulation unit value at end of period	$1.15	$1.11	$1.09	$1.10	$1.06	$1.10	$1.06	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,328	1,294	1,263	1,122	991	1,384	857	109	—	—

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$1.10	$1.12	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.97	$0.99	$1.10	$1.12	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	888	1,113	918	474	184	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.20	$1.12	$1.15	$1.07	$1.15	$1.10	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.21	$1.20	$1.12	$1.15	$1.07	$1.15	$1.10	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,373	1,133	984	1,111	1,311	1,762	1,438	237	—	—

CTIVP SM – CenterSquare Real Estate Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.59	$1.53	$1.57	$1.40	$1.37	$1.07	$1.19	$1.00	—	—
Accumulation unit value at end of period	$1.66	$1.59	$1.53	$1.57	$1.40	$1.37	$1.07	$1.19	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,667	1,920	1,994	1,844	1,528	1,004	667	155	—	—

CTIVP SM – DFA International Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.06	$1.17	$1.28	$1.08	$0.94	$1.18	$1.00	—	—
Accumulation unit value at end of period	$1.40	$1.14	$1.06	$1.17	$1.28	$1.08	$0.94	$1.18	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,546	1,230	1,301	873	929	723	479	118	—	—

CTIVP SM – Eaton Vance Floating-Rate Income Fund (Class 2)* (07/19/2010)
Accumulation unit value at beginning of period	$1.20	$1.11	$1.14	$1.14	$1.11	$1.05	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.23	$1.20	$1.11	$1.14	$1.14	$1.11	$1.05	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5,552	5,192	5,289	5,250	5,065	2,672	2,080	490	—	—
*CTIVP SM – Eaton Vance Floating-Rate Income Fund (Class 2) liquidated on April 27, 2018.

114    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.01	$0.98	$1.04	$1.05	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.23	$1.01	$0.98	$1.04	$1.05	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,306	530	290	86	36	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.15	$2.06	$1.89	$1.70	$1.33	$1.18	$1.21	$1.00	—	—
Accumulation unit value at end of period	$2.82	$2.15	$2.06	$1.89	$1.70	$1.33	$1.18	$1.21	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,021	744	437	316	247	154	67	14	—	—

CTIVP SM – Los Angeles Capital Large Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.00	$2.08	$1.99	$1.83	$1.36	$1.21	$1.23	$1.00	—	—
Accumulation unit value at end of period	$2.59	$2.00	$2.08	$1.99	$1.83	$1.36	$1.21	$1.23	—	—
Number of accumulation units outstanding at end of period (000 omitted)	761	699	558	379	198	144	91	—	—	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.81	$1.67	$1.69	$1.53	$1.21	$1.11	$1.16	$1.00	—	—
Accumulation unit value at end of period	$2.15	$1.81	$1.67	$1.69	$1.53	$1.21	$1.11	$1.16	—	—
Number of accumulation units outstanding at end of period (000 omitted)	811	885	968	726	424	354	310	38	—	—

CTIVP SM – MFS® Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.09	$1.86	$1.90	$1.74	$1.30	$1.14	$1.15	$1.00	—	—
Accumulation unit value at end of period	$2.42	$2.09	$1.86	$1.90	$1.74	$1.30	$1.14	$1.15	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,362	2,200	1,518	889	773	565	344	85	—	—

CTIVP SM – Morgan Stanley Advantage Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.93	$1.89	$1.80	$1.70	$1.32	$1.19	$1.24	$1.00	—	—
Accumulation unit value at end of period	$2.52	$1.93	$1.89	$1.80	$1.70	$1.32	$1.19	$1.24	—	—
Number of accumulation units outstanding at end of period (000 omitted)	724	611	679	678	574	528	429	39	—	—

CTIVP SM – Oppenheimer International Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.29	$1.36	$1.41	$1.43	$1.21	$1.07	$1.16	$1.00	—	—
Accumulation unit value at end of period	$1.61	$1.29	$1.36	$1.41	$1.43	$1.21	$1.07	$1.16	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,361	2,156	1,988	1,427	944	741	433	97	—	—

CTIVP SM – Pyramis® International Equity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.24	$1.30	$1.32	$1.44	$1.20	$1.01	$1.17	$1.00	—	—
Accumulation unit value at end of period	$1.49	$1.24	$1.30	$1.32	$1.44	$1.20	$1.01	$1.17	—	—
Number of accumulation units outstanding at end of period (000 omitted)	577	608	716	593	347	376	230	6	—	—

CTIVP SM – T. Rowe Price Large Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.87	$1.66	$1.84	$1.70	$1.35	$1.20	$1.17	$1.00	—	—
Accumulation unit value at end of period	$2.15	$1.87	$1.66	$1.84	$1.70	$1.35	$1.20	$1.17	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,042	932	961	865	752	632	401	10	—	—

CTIVP SM – TCW Core Plus Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.04	$1.03	$1.05	$1.01	$1.05	$1.04	$1.00	$1.00	—	—
Accumulation unit value at end of period	$1.06	$1.04	$1.03	$1.05	$1.01	$1.05	$1.04	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	703	620	552	497	502	637	565	159	—	—

CTIVP SM – Victory Sycamore Established Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.28	$1.92	$1.94	$1.76	$1.31	$1.13	$1.23	$1.00	—	—
Accumulation unit value at end of period	$2.61	$2.28	$1.92	$1.94	$1.76	$1.31	$1.13	$1.23	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,763	1,394	1,007	575	560	544	381	67	—	—

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.98	$0.98	$1.00	$1.00	$1.02	$1.01	$1.00	$1.00	—	—
Accumulation unit value at end of period	$0.97	$0.98	$0.98	$1.00	$1.00	$1.02	$1.01	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,993	1,417	972	618	335	395	320	163	—	—

CTIVP SM – Westfield Mid Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.83	$1.79	$1.87	$1.73	$1.37	$1.20	$1.19	$1.00	—	—
Accumulation unit value at end of period	$2.21	$1.83	$1.79	$1.87	$1.73	$1.37	$1.20	$1.19	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,270	1,063	1,128	594	356	218	225	87	—	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.97	$0.94	$1.01	$0.99	$1.00	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.03	$0.97	$0.94	$1.01	$0.99	$1.00	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,129	1,269	1,268	1,159	896	228	—	—	—	—

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (05/01/2006)
Accumulation unit value at beginning of period	$1.74	$1.63	$1.64	$1.49	$1.15	$1.00	$1.05	$0.90	$0.68	$1.19
Accumulation unit value at end of period	$2.09	$1.74	$1.63	$1.64	$1.49	$1.15	$1.00	$1.05	$0.90	$0.68
Number of accumulation units outstanding at end of period (000 omitted)	10,078	10,461	11,918	10,949	10,325	10,153	11,122	12,302	15,949	27,515

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    115

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Fidelity ® VIP Mid Cap Portfolio Service Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$3.52	$3.18	$3.27	$3.12	$2.33	$2.05	$2.33	$1.84	$1.33	$2.23
Accumulation unit value at end of period	$4.19	$3.52	$3.18	$3.27	$3.12	$2.33	$2.05	$2.33	$1.84	$1.33
Number of accumulation units outstanding at end of period (000 omitted)	4,805	4,976	5,488	5,341	5,816	6,547	8,022	9,514	14,164	20,610

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$0.97	$1.00	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.04	$0.97	$1.00	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,336	4,238	3,345	2,973	530	—	—	—	—	—

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.14	$1.01	$1.10	$1.07	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.24	$1.14	$1.01	$1.10	$1.07	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,376	4,296	5,121	4,599	864	—	—	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.17	$1.89	$2.01	$1.90	$1.50	$1.33	$1.36	$1.24	$0.99	$1.60
Accumulation unit value at end of period	$2.32	$2.17	$1.89	$2.01	$1.90	$1.50	$1.33	$1.36	$1.24	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	2,087	2,078	2,317	2,485	2,751	3,107	3,633	4,727	5,705	8,193

Franklin Small Cap Value VIP Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$3.29	$2.56	$2.79	$2.81	$2.09	$1.78	$1.88	$1.48	$1.16	$1.75
Accumulation unit value at end of period	$3.59	$3.29	$2.56	$2.79	$2.81	$2.09	$1.78	$1.88	$1.48	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	2,091	2,042	2,005	2,092	1,922	2,057	2,496	2,911	3,457	4,647

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.90	$0.91	$0.97	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.93	$0.90	$0.91	$0.97	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	530	392	337	85	—	—	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.07	$0.97	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.07	$0.97	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,205	3,225	3,496	2,734	2,301	—	—	—	—	—

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$1.02	$1.12	$1.20	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.14	$0.98	$1.02	$1.12	$1.20	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	917	1,230	2,299	3,297	1,387	—	—	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.01	$1.00	$1.02	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.03	$1.01	$1.00	$1.02	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,672	4,198	2,494	787	243	—	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.17	$1.15	$1.20	$1.17	$1.04	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.35	$1.17	$1.15	$1.20	$1.17	$1.04	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	497	398	355	137	68	—	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Research Portfolio: Service Shares (05/01/2007)
Accumulation unit value at beginning of period	$1.53	$1.54	$1.49	$1.33	$1.04	$0.89	$0.95	$0.84	$0.63	$1.06
Accumulation unit value at end of period	$1.93	$1.53	$1.54	$1.49	$1.33	$1.04	$0.89	$0.95	$0.84	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	936	963	1,036	872	904	1,063	1,400	1,827	18,450	16,906

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.14	$1.12	$1.14	$1.12	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.36	$1.14	$1.12	$1.14	$1.12	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,080	996	839	677	397	—	—	—	—	—

MFS ® Utilities Series – Service Class (02/13/2002)
Accumulation unit value at beginning of period	$3.57	$3.25	$3.86	$3.47	$2.92	$2.61	$2.48	$2.21	$1.69	$2.74
Accumulation unit value at end of period	$4.04	$3.57	$3.25	$3.86	$3.47	$2.92	$2.61	$2.48	$2.21	$1.69
Number of accumulation units outstanding at end of period (000 omitted)	2,062	2,066	2,380	2,670	2,644	2,679	2,928	2,748	3,343	4,698

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (05/01/2006)
Accumulation unit value at beginning of period	$1.43	$1.59	$1.71	$1.70	$1.25	$1.17	$1.28	$0.98	$0.63	$1.19
Accumulation unit value at end of period	$1.96	$1.43	$1.59	$1.71	$1.70	$1.25	$1.17	$1.28	$0.98	$0.63
Number of accumulation units outstanding at end of period (000 omitted)	745	647	865	1,012	933	1,242	1,686	1,284	1,240	1,487

Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (07/19/2010)
Accumulation unit value at beginning of period	$1.95	$1.80	$1.84	$1.69	$1.24	$1.14	$1.19	$1.00	—	—
Accumulation unit value at end of period	$2.28	$1.95	$1.80	$1.84	$1.69	$1.24	$1.14	$1.19	—	—
Number of accumulation units outstanding at end of period (000 omitted)	265	192	230	230	158	115	81	17	—	—

116    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.92	$0.98	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.96	$0.91	$0.92	$0.98	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	415	289	373	21	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.02	$2.05	$2.00	$1.98	$1.58	$1.32	$1.46	$1.28	$0.93	$1.58
Accumulation unit value at end of period	$2.72	$2.02	$2.05	$2.00	$1.98	$1.58	$1.32	$1.46	$1.28	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	2,835	2,560	3,117	2,651	2,554	2,440	2,763	2,966	3,414	4,437

Oppenheimer Global Strategic Income Fund/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$1.55	$1.48	$1.53	$1.51	$1.54	$1.38	$1.38	$1.22	$1.04	$1.23
Accumulation unit value at end of period	$1.63	$1.55	$1.48	$1.53	$1.51	$1.54	$1.38	$1.38	$1.22	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	6,884	7,596	9,456	11,272	13,581	17,582	20,765	25,920	45,739	58,677

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (02/04/2004)
Accumulation unit value at beginning of period	$2.57	$2.21	$2.38	$2.16	$1.55	$1.33	$1.38	$1.14	$0.84	$1.37
Accumulation unit value at end of period	$2.89	$2.57	$2.21	$2.38	$2.16	$1.55	$1.33	$1.38	$1.14	$0.84
Number of accumulation units outstanding at end of period (000 omitted)	2,294	2,023	1,973	1,628	1,577	1,506	1,679	2,099	2,510	3,184

PIMCO VIT All Asset Portfolio, Advisor Class (05/01/2006)
Accumulation unit value at beginning of period	$1.39	$1.24	$1.39	$1.40	$1.41	$1.25	$1.24	$1.11	$0.92	$1.11
Accumulation unit value at end of period	$1.56	$1.39	$1.24	$1.39	$1.40	$1.41	$1.25	$1.24	$1.11	$0.92
Number of accumulation units outstanding at end of period (000 omitted)	2,689	3,195	3,992	5,897	7,334	9,642	8,325	7,492	15,667	18,406

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$0.98	$0.95	$0.97	$0.94	$1.03	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.10	$0.98	$0.95	$0.97	$0.94	$1.03	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	269	262	370	339	332	233	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$0.98	$0.99	$0.96	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.03	$0.99	$0.98	$0.99	$0.96	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,961	1,423	928	580	264	—	—	—	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.95	$0.93	$0.98	$0.98	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.95	$0.93	$0.98	$0.98	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,297	2,140	2,335	1,820	681	—	—	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.78	$0.53	$0.71	$0.77	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$0.86	$0.78	$0.53	$0.71	$0.77	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	923	695	526	375	184	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.54	$1.47	$1.50	$1.44	$1.20	$1.07	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.81	$1.54	$1.47	$1.50	$1.44	$1.20	$1.07	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	78,567	87,255	100,483	105,357	112,247	95,228	88,245	18,111	—	—

Variable Portfolio – Columbia Wanger International Equities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.34	$1.37	$1.41	$1.49	$1.24	$1.03	$1.21	$1.00	—	—
Accumulation unit value at end of period	$1.75	$1.34	$1.37	$1.41	$1.49	$1.24	$1.03	$1.21	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,738	3,632	3,592	2,405	1,717	1,201	943	200	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.19	$1.17	$1.18	$1.15	$1.13	$1.06	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.27	$1.19	$1.17	$1.18	$1.15	$1.13	$1.06	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	48,720	59,311	58,818	70,948	106,272	160,513	106,320	31,375	—	—

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	111	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	285	—	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$1.02	$1.04	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.03	$1.02	$1.04	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10,687	14,633	9,712	9,371	3,637	—	—	—	—	—

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    117

Variable account charges of 1.20% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.07	$1.04	$1.08	$1.04	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.17	$1.07	$1.04	$1.08	$1.04	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	40,095	47,465	39,217	33,530	9,694	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.13	$1.10	$1.15	$1.11	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.31	$1.13	$1.10	$1.15	$1.11	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	231,063	234,714	242,820	202,464	52,708	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (04/30/2012)
Accumulation unit value at beginning of period	$1.17	$1.15	$1.19	$1.15	$1.02	$1.00	—	—	—	—
Accumulation unit value at end of period	$1.33	$1.17	$1.15	$1.19	$1.15	$1.02	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	306,488	322,387	324,682	292,621	141,007	36,030	—	—	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.37	$1.33	$1.35	$1.30	$1.18	$1.08	$1.09	$1.00	—	—
Accumulation unit value at end of period	$1.54	$1.37	$1.33	$1.35	$1.30	$1.18	$1.08	$1.09	—	—
Number of accumulation units outstanding at end of period (000 omitted)	732,837	776,337	817,719	863,442	970,843	983,581	803,653	267,638	—	—

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.46	$1.40	$1.43	$1.37	$1.20	$1.08	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.67	$1.46	$1.40	$1.43	$1.37	$1.20	$1.08	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	284,009	321,871	363,007	395,159	448,743	416,636	380,432	98,233	—	—

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (05/07/2010)
Accumulation unit value at beginning of period	$1.28	$1.25	$1.27	$1.22	$1.15	$1.07	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.39	$1.28	$1.25	$1.27	$1.22	$1.15	$1.07	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	126,804	147,800	157,110	182,170	236,976	315,033	235,332	82,795	—	—

Variable Portfolio – Partners Core Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.09	$1.09	$1.05	$1.09	$1.06	$1.00	$1.00	—	—
Accumulation unit value at end of period	$1.12	$1.10	$1.09	$1.09	$1.05	$1.09	$1.06	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,062	1,219	969	823	728	1,316	1,006	184	—	—

Variable Portfolio – Partners Small Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.85	$1.76	$1.89	$1.92	$1.39	$1.27	$1.29	$1.00	—	—
Accumulation unit value at end of period	$2.17	$1.85	$1.76	$1.89	$1.92	$1.39	$1.27	$1.29	—	—
Number of accumulation units outstanding at end of period (000 omitted)	388	318	346	228	272	178	96	18	—	—

Variable Portfolio – Partners Small Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.93	$1.56	$1.74	$1.73	$1.30	$1.16	$1.23	$1.00	—	—
Accumulation unit value at end of period	$2.04	$1.93	$1.56	$1.74	$1.73	$1.30	$1.16	$1.23	—	—
Number of accumulation units outstanding at end of period (000 omitted)	344	355	324	315	238	215	165	74	—	—

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.01	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.01	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,781	227	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	19,202	4,033	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.02	$1.00	—	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	—	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	13,799	3,724	—	—	—	—	—	—	—	—

Wells Fargo VT Opportunity Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.47	$2.23	$2.32	$2.13	$1.65	$1.45	$1.55	$1.27	$0.87	$1.47
Accumulation unit value at end of period	$2.94	$2.47	$2.23	$2.32	$2.13	$1.65	$1.45	$1.55	$1.27	$0.87
Number of accumulation units outstanding at end of period (000 omitted)	1,139	1,077	1,223	954	1,074	1,295	1,577	941	1,067	1,472

Wells Fargo VT Small Cap Growth Fund – Class 2 (02/13/2002)
Accumulation unit value at beginning of period	$2.43	$2.28	$2.38	$2.46	$1.65	$1.55	$1.65	$1.31	$0.87	$1.51
Accumulation unit value at end of period	$3.02	$2.43	$2.28	$2.38	$2.46	$1.65	$1.55	$1.65	$1.31	$0.87
Number of accumulation units outstanding at end of period (000 omitted)	1,152	1,098	1,391	951	1,040	1,006	1,106	1,331	1,388	1,360

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$0.91	$0.99	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.12	$1.04	$0.91	$0.99	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	493	345	383	293	47	—	—	—	—	—

118    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 1.35% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.09	$1.06	$1.09	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.23	$1.09	$1.06	$1.09	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	260	265	258	94	22	—	—	—

AB VPS Large Cap Growth Portfolio (Class B) (07/19/2010)
Accumulation unit value at beginning of period	$2.21	$2.19	$2.00	$1.78	$1.32	$1.15	$1.21	$1.00
Accumulation unit value at end of period	$2.87	$2.21	$2.19	$2.00	$1.78	$1.32	$1.15	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	1,576	1,200	945	279	113	79	42	2

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.00	$0.72	$1.17	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$0.98	$1.00	$0.72	$1.17	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,683	2,843	2,336	1,358	247	—	—	—

American Century VP Value, Class II (07/19/2010)
Accumulation unit value at beginning of period	$2.11	$1.78	$1.88	$1.69	$1.30	$1.15	$1.16	$1.00
Accumulation unit value at end of period	$2.27	$2.11	$1.78	$1.88	$1.69	$1.30	$1.15	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	1,966	1,745	1,422	1,066	679	327	255	127

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.16	$1.14	$1.16	$1.16	$1.03	$1.00	—	—
Accumulation unit value at end of period	$1.31	$1.16	$1.14	$1.16	$1.16	$1.03	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,371	3,871	3,354	2,259	657	51	—	—

Columbia Variable Portfolio – Balanced Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.78	$1.70	$1.69	$1.56	$1.30	$1.15	$1.14	$1.00
Accumulation unit value at end of period	$2.01	$1.78	$1.70	$1.69	$1.56	$1.30	$1.15	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	11,715	8,670	3,153	1,206	242	57	69	—

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.60	$0.54	$0.72	$0.92	$1.00	—	—	—
Accumulation unit value at end of period	$0.60	$0.60	$0.54	$0.72	$0.92	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	286	188	99	40	16	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.46	$1.36	$1.35	$1.21	$1.00	—	—	—
Accumulation unit value at end of period	$1.75	$1.46	$1.36	$1.35	$1.21	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,121	2,701	1,988	770	352	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.21	$2.08	$2.10	$1.85	$1.40	$1.25	$1.20	$1.00
Accumulation unit value at end of period	$2.71	$2.21	$2.08	$2.10	$1.85	$1.40	$1.25	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	1,195	1,250	1,220	437	245	64	10	13

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.86	$0.90	$0.91	$0.95	$1.00	—	—	—
Accumulation unit value at end of period	$0.87	$0.86	$0.90	$0.91	$0.95	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	290	240	340	246	167	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.84	$1.64	$1.71	$1.58	$1.27	$1.13	$1.21	$1.00
Accumulation unit value at end of period	$2.07	$1.84	$1.64	$1.71	$1.58	$1.27	$1.13	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	2,960	2,551	1,660	1,347	591	136	287	38

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.96	$0.88	$0.90	$0.90	$1.00	—	—	—
Accumulation unit value at end of period	$1.06	$0.96	$0.88	$0.90	$0.90	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	655	351	265	217	61	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.97	$0.94	$1.05	$1.09	$1.12	$0.95	$1.22	$1.00
Accumulation unit value at end of period	$1.41	$0.97	$0.94	$1.05	$1.09	$1.12	$0.95	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	3,748	2,801	1,959	924	565	177	110	33

Columbia Variable Portfolio – Global Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.91	$0.94	$1.01	$1.02	$1.12	$1.07	$1.04	$1.00
Accumulation unit value at end of period	$0.95	$0.91	$0.94	$1.01	$1.02	$1.12	$1.07	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	1,076	852	658	305	239	241	301	97

Columbia Variable Portfolio – Government Money Market Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.92	$0.93	$0.94	$0.95	$0.97	$0.98	$0.99	$1.00
Accumulation unit value at end of period	$0.91	$0.92	$0.93	$0.94	$0.95	$0.97	$0.98	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	3,791	3,702	4,701	2,792	1,916	306	1,336	340

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    119

Variable account charges of 1.35% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Columbia Variable Portfolio – High Yield Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.46	$1.33	$1.37	$1.34	$1.28	$1.12	$1.08	$1.00
Accumulation unit value at end of period	$1.53	$1.46	$1.33	$1.37	$1.34	$1.28	$1.12	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	2,549	2,311	2,703	1,899	827	262	294	121

Columbia Variable Portfolio – Income Opportunities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.43	$1.31	$1.34	$1.31	$1.27	$1.12	$1.07	$1.00
Accumulation unit value at end of period	$1.50	$1.43	$1.31	$1.34	$1.31	$1.27	$1.12	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	1,496	1,546	1,247	1,019	753	269	155	59

Columbia Variable Portfolio – Intermediate Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.15	$1.11	$1.13	$1.09	$1.13	$1.07	$1.02	$1.00
Accumulation unit value at end of period	$1.17	$1.15	$1.11	$1.13	$1.09	$1.13	$1.07	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	2,586	2,343	1,204	660	579	903	707	306

Columbia Variable Portfolio – Large Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.10	$2.11	$1.96	$1.75	$1.36	$1.15	$1.21	$1.00
Accumulation unit value at end of period	$2.65	$2.10	$2.11	$1.96	$1.75	$1.36	$1.15	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	1,711	1,650	1,278	256	140	45	40	38

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$2.14	$1.94	$1.95	$1.75	$1.34	$1.18	$1.18	$1.00
Accumulation unit value at end of period	$2.56	$2.14	$1.94	$1.95	$1.75	$1.34	$1.18	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	5,124	3,870	3,022	1,574	558	94	240	66

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.05	$1.01	$1.05	$1.06	$1.06	$1.02	$1.01	$1.00
Accumulation unit value at end of period	$1.06	$1.05	$1.01	$1.05	$1.06	$1.06	$1.02	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	2,228	2,001	831	795	328	233	483	27

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.98	$0.97	$0.99	$0.95	$1.00	—	—	—
Accumulation unit value at end of period	$1.08	$0.98	$0.97	$0.99	$0.95	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	709	620	815	164	95	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.66	$1.65	$1.59	$1.50	$1.16	$1.06	$1.27	$1.00
Accumulation unit value at end of period	$2.01	$1.66	$1.65	$1.59	$1.50	$1.16	$1.06	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	662	548	820	155	76	19	17	6

Columbia Variable Portfolio – Mid Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.10	$1.87	$1.99	$1.80	$1.33	$1.14	$1.26	$1.00
Accumulation unit value at end of period	$2.34	$2.10	$1.87	$1.99	$1.80	$1.33	$1.14	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	1,451	1,127	804	522	141	10	2	—

Columbia Variable Portfolio – Overseas Core Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.24	$1.34	$1.29	$1.44	$1.19	$1.03	$1.19	$1.00
Accumulation unit value at end of period	$1.55	$1.24	$1.34	$1.29	$1.44	$1.19	$1.03	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	1,362	1,400	963	250	176	37	25	10

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.23	$1.89	$2.02	$1.84	$1.36	$1.16	$1.20	$1.00
Accumulation unit value at end of period	$2.66	$2.23	$1.89	$2.02	$1.84	$1.36	$1.16	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	899	749	659	428	155	15	17	2

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.17	$1.94	$2.03	$1.95	$1.33	$1.15	$1.27	$1.00
Accumulation unit value at end of period	$2.40	$2.17	$1.94	$2.03	$1.95	$1.33	$1.15	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	823	663	406	253	109	59	55	3

Columbia Variable Portfolio – Strategic Income Fund (Class 2) (04/29/2011)
Accumulation unit value at beginning of period	$1.09	$1.02	$1.05	$1.03	$1.04	$0.94	$1.00	—
Accumulation unit value at end of period	$1.14	$1.09	$1.02	$1.05	$1.03	$1.04	$0.94	—
Number of accumulation units outstanding at end of period (000 omitted)	3,258	2,516	1,832	1,026	762	648	520	—

Columbia Variable Portfolio – U.S. Equities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.05	$1.77	$1.92	$1.89	$1.42	$1.21	$1.29	$1.00
Accumulation unit value at end of period	$2.23	$2.05	$1.77	$1.92	$1.89	$1.42	$1.21	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	605	622	554	442	311	127	122	8

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.02	$1.00	$1.01	$0.97	$1.00	$1.00	$1.00	$1.00
Accumulation unit value at end of period	$1.03	$1.02	$1.00	$1.01	$0.97	$1.00	$1.00	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	974	856	547	378	271	587	713	147

120    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 1.35% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
CTIVP SM – American Century Diversified Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.08	$1.10	$1.05	$1.09	$1.06	$1.00	$1.00
Accumulation unit value at end of period	$1.14	$1.10	$1.08	$1.10	$1.05	$1.09	$1.06	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	1,307	888	691	329	342	392	239	54

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$1.10	$1.11	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$0.96	$0.99	$1.10	$1.11	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,018	1,034	919	116	52	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.19	$1.11	$1.14	$1.07	$1.15	$1.10	$1.02	$1.00
Accumulation unit value at end of period	$1.20	$1.19	$1.11	$1.14	$1.07	$1.15	$1.10	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	1,175	691	515	277	300	390	359	187

CTIVP SM – CenterSquare Real Estate Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.57	$1.52	$1.56	$1.39	$1.37	$1.06	$1.19	$1.00
Accumulation unit value at end of period	$1.64	$1.57	$1.52	$1.56	$1.39	$1.37	$1.06	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	1,813	1,696	1,370	737	364	207	241	49

CTIVP SM – DFA International Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.13	$1.06	$1.16	$1.27	$1.08	$0.93	$1.18	$1.00
Accumulation unit value at end of period	$1.39	$1.13	$1.06	$1.16	$1.27	$1.08	$0.93	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	1,388	1,036	583	322	192	23	123	31

CTIVP SM – Eaton Vance Floating-Rate Income Fund (Class 2)* (07/19/2010)
Accumulation unit value at beginning of period	$1.19	$1.10	$1.13	$1.14	$1.11	$1.05	$1.04	$1.00
Accumulation unit value at end of period	$1.21	$1.19	$1.10	$1.13	$1.14	$1.11	$1.05	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	3,589	3,043	2,887	2,355	1,736	1,135	969	100
*CTIVP SM – Eaton Vance Floating-Rate Income Fund (Class 2) liquidated on April 27, 2018.

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.01	$0.98	$1.03	$1.05	$1.00	—	—	—
Accumulation unit value at end of period	$1.23	$1.01	$0.98	$1.03	$1.05	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	542	266	74	57	30	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.13	$2.04	$1.88	$1.69	$1.33	$1.18	$1.21	$1.00
Accumulation unit value at end of period	$2.78	$2.13	$2.04	$1.88	$1.69	$1.33	$1.18	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	806	565	308	197	97	60	24	7

CTIVP SM – Los Angeles Capital Large Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.98	$2.06	$1.97	$1.82	$1.35	$1.21	$1.23	$1.00
Accumulation unit value at end of period	$2.56	$1.98	$2.06	$1.97	$1.82	$1.35	$1.21	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	312	292	242	215	80	6	8	6

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.80	$1.66	$1.68	$1.52	$1.21	$1.10	$1.16	$1.00
Accumulation unit value at end of period	$2.13	$1.80	$1.66	$1.68	$1.52	$1.21	$1.10	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	340	323	259	163	122	33	22	3

CTIVP SM – MFS® Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.07	$1.84	$1.89	$1.74	$1.30	$1.14	$1.15	$1.00
Accumulation unit value at end of period	$2.39	$2.07	$1.84	$1.89	$1.74	$1.30	$1.14	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	1,886	1,649	1,076	640	167	54	58	10

CTIVP SM – Morgan Stanley Advantage Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.91	$1.88	$1.79	$1.69	$1.31	$1.19	$1.24	$1.00
Accumulation unit value at end of period	$2.49	$1.91	$1.88	$1.79	$1.69	$1.31	$1.19	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	293	269	195	117	125	121	81	11

CTIVP SM – Oppenheimer International Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.28	$1.35	$1.40	$1.42	$1.21	$1.06	$1.16	$1.00
Accumulation unit value at end of period	$1.60	$1.28	$1.35	$1.40	$1.42	$1.21	$1.06	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	1,860	1,472	1,378	451	99	113	237	52

CTIVP SM – Pyramis® International Equity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.23	$1.29	$1.31	$1.43	$1.19	$1.00	$1.17	$1.00
Accumulation unit value at end of period	$1.48	$1.23	$1.29	$1.31	$1.43	$1.19	$1.00	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	867	730	1,073	392	195	23	123	38

CTIVP SM – T. Rowe Price Large Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.86	$1.65	$1.83	$1.69	$1.34	$1.19	$1.17	$1.00
Accumulation unit value at end of period	$2.12	$1.86	$1.65	$1.83	$1.69	$1.34	$1.19	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	858	513	405	358	227	101	28	3

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    121

Variable account charges of 1.35% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
CTIVP SM – TCW Core Plus Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.03	$1.03	$1.04	$1.01	$1.04	$1.04	$1.00	$1.00
Accumulation unit value at end of period	$1.05	$1.03	$1.03	$1.04	$1.01	$1.04	$1.04	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	448	353	235	80	80	89	84	4

CTIVP SM – Victory Sycamore Established Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.26	$1.90	$1.93	$1.75	$1.31	$1.13	$1.23	$1.00
Accumulation unit value at end of period	$2.58	$2.26	$1.90	$1.93	$1.75	$1.31	$1.13	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	1,515	1,280	937	329	202	91	149	8

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.97	$0.98	$0.99	$1.00	$1.01	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$0.96	$0.97	$0.98	$0.99	$1.00	$1.01	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	938	1,170	1,466	466	273	175	132	11

CTIVP SM – Westfield Mid Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.81	$1.77	$1.85	$1.72	$1.37	$1.19	$1.19	$1.00
Accumulation unit value at end of period	$2.19	$1.81	$1.77	$1.85	$1.72	$1.37	$1.19	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	1,022	854	824	301	134	33	23	12

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.96	$0.93	$1.01	$0.99	$1.00	$1.00	—	—
Accumulation unit value at end of period	$1.02	$0.96	$0.93	$1.01	$0.99	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	792	875	790	754	349	—	—	—

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.98	$1.86	$1.88	$1.71	$1.32	$1.15	$1.20	$1.00
Accumulation unit value at end of period	$2.37	$1.98	$1.86	$1.88	$1.71	$1.32	$1.15	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	5,023	4,065	3,368	2,365	1,060	391	337	51

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.85	$1.68	$1.73	$1.65	$1.23	$1.09	$1.24	$1.00
Accumulation unit value at end of period	$2.20	$1.85	$1.68	$1.73	$1.65	$1.23	$1.09	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	2,695	2,211	1,870	926	546	299	348	58

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$0.97	$1.00	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.09	$1.03	$0.97	$1.00	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	4,348	2,128	1,631	879	147	—	—	—

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.14	$1.01	$1.10	$1.07	$1.00	—	—	—
Accumulation unit value at end of period	$1.23	$1.14	$1.01	$1.10	$1.07	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,497	3,176	2,490	1,901	344	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.77	$1.54	$1.64	$1.56	$1.23	$1.09	$1.12	$1.00
Accumulation unit value at end of period	$1.89	$1.77	$1.54	$1.64	$1.56	$1.23	$1.09	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	776	663	588	361	196	135	99	15

Franklin Small Cap Value VIP Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$2.26	$1.76	$1.93	$1.94	$1.44	$1.24	$1.30	$1.00
Accumulation unit value at end of period	$2.47	$2.26	$1.76	$1.93	$1.94	$1.44	$1.24	$1.30
Number of accumulation units outstanding at end of period (000 omitted)	1,399	1,235	895	502	205	99	78	20

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.90	$0.91	$0.96	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.93	$0.90	$0.91	$0.96	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	233	167	129	18	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.06	$0.96	$1.02	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.15	$1.06	$0.96	$1.02	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,841	1,743	1,275	1,363	866	—	—	—

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.97	$1.01	$1.12	$1.20	$1.00	—	—	—
Accumulation unit value at end of period	$1.14	$0.97	$1.01	$1.12	$1.20	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	823	903	1,703	1,944	950	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.01	$1.00	$1.01	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.03	$1.01	$1.00	$1.01	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,612	1,548	815	449	64	—	—	—

122    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 1.35% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.17	$1.15	$1.19	$1.17	$1.03	$1.00	—	—
Accumulation unit value at end of period	$1.34	$1.17	$1.15	$1.19	$1.17	$1.03	—	—
Number of accumulation units outstanding at end of period (000 omitted)	434	388	258	120	3	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Research Portfolio: Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.86	$1.88	$1.81	$1.63	$1.27	$1.09	$1.17	$1.00
Accumulation unit value at end of period	$2.34	$1.86	$1.88	$1.81	$1.63	$1.27	$1.09	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	561	489	485	112	106	34	36	11

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.14	$1.11	$1.13	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.35	$1.14	$1.11	$1.13	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	514	511	426	550	140	—	—	—

MFS ® Utilities Series – Service Class (07/19/2010)
Accumulation unit value at beginning of period	$1.67	$1.52	$1.81	$1.63	$1.37	$1.23	$1.17	$1.00
Accumulation unit value at end of period	$1.89	$1.67	$1.52	$1.81	$1.63	$1.37	$1.23	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	1,585	1,475	1,245	855	330	175	137	21

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.40	$1.56	$1.68	$1.67	$1.23	$1.15	$1.26	$1.00
Accumulation unit value at end of period	$1.92	$1.40	$1.56	$1.68	$1.67	$1.23	$1.15	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	342	315	297	428	253	54	41	5

Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (07/19/2010)
Accumulation unit value at beginning of period	$1.93	$1.79	$1.82	$1.68	$1.24	$1.13	$1.19	$1.00
Accumulation unit value at end of period	$2.25	$1.93	$1.79	$1.82	$1.68	$1.24	$1.13	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	93	72	91	118	59	2	2	—

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.90	$0.92	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.90	$0.92	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	176	212	198	87	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.62	$1.65	$1.61	$1.60	$1.28	$1.07	$1.19	$1.00
Accumulation unit value at end of period	$2.18	$1.62	$1.65	$1.61	$1.60	$1.28	$1.07	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	2,087	1,677	1,607	923	632	239	227	166

Oppenheimer Global Strategic Income Fund/VA, Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$0.94	$0.98	$0.97	$1.00	—	—	—
Accumulation unit value at end of period	$1.03	$0.99	$0.94	$0.98	$0.97	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,064	776	594	411	187	—	—	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$2.25	$1.94	$2.09	$1.90	$1.37	$1.18	$1.22	$1.00
Accumulation unit value at end of period	$2.53	$2.25	$1.94	$2.09	$1.90	$1.37	$1.18	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	1,193	989	758	353	254	45	81	18

PIMCO VIT All Asset Portfolio, Advisor Class (07/19/2010)
Accumulation unit value at beginning of period	$1.18	$1.06	$1.18	$1.19	$1.21	$1.07	$1.06	$1.00
Accumulation unit value at end of period	$1.32	$1.18	$1.06	$1.18	$1.19	$1.21	$1.07	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	611	636	634	648	576	441	482	194

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$0.97	$0.95	$0.96	$0.93	$1.03	$1.00	—	—
Accumulation unit value at end of period	$1.09	$0.97	$0.95	$0.96	$0.93	$1.03	—	—
Number of accumulation units outstanding at end of period (000 omitted)	294	289	267	220	127	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$0.98	$0.99	$0.96	$1.00	—	—	—
Accumulation unit value at end of period	$1.02	$0.99	$0.98	$0.99	$0.96	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,185	1,116	866	566	170	—	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.94	$0.93	$0.98	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$0.95	$0.94	$0.93	$0.98	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,479	1,308	1,335	765	176	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.77	$0.53	$0.71	$0.76	$1.00	—	—	—
Accumulation unit value at end of period	$0.85	$0.77	$0.53	$0.71	$0.76	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	495	440	241	146	51	—	—	—

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    123

Variable account charges of 1.35% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Variable Portfolio – Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.58	$1.52	$1.55	$1.49	$1.25	$1.11	$1.16	$1.00
Accumulation unit value at end of period	$1.86	$1.58	$1.52	$1.55	$1.49	$1.25	$1.11	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	9,181	7,251	7,150	5,296	2,833	1,197	1,022	302

Variable Portfolio – Columbia Wanger International Equities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.33	$1.36	$1.40	$1.48	$1.23	$1.03	$1.21	$1.00
Accumulation unit value at end of period	$1.73	$1.33	$1.36	$1.40	$1.48	$1.23	$1.03	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	1,751	1,402	1,139	716	393	59	76	28

Variable Portfolio – Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.19	$1.16	$1.18	$1.15	$1.13	$1.07	$1.05	$1.00
Accumulation unit value at end of period	$1.26	$1.19	$1.16	$1.18	$1.15	$1.13	$1.07	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	9,896	11,501	10,452	10,281	11,471	14,119	11,499	3,209

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	317	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	316	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$1.01	$1.04	$1.01	$1.00	—	—	—
Accumulation unit value at end of period	$1.09	$1.03	$1.01	$1.04	$1.01	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9,540	9,308	5,791	4,108	2,818	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.07	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.16	$1.06	$1.04	$1.07	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	33,959	37,741	29,866	27,101	13,385	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.12	$1.10	$1.15	$1.11	$1.00	—	—	—
Accumulation unit value at end of period	$1.30	$1.12	$1.10	$1.15	$1.11	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	123,614	127,950	124,538	92,264	39,275	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (04/30/2012)
Accumulation unit value at beginning of period	$1.16	$1.14	$1.19	$1.15	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.31	$1.16	$1.14	$1.19	$1.15	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	203,175	210,971	197,103	161,062	80,023	5,866	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.38	$1.34	$1.36	$1.32	$1.20	$1.09	$1.11	$1.00
Accumulation unit value at end of period	$1.54	$1.38	$1.34	$1.36	$1.32	$1.20	$1.09	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	80,144	78,752	75,558	67,268	48,448	30,878	28,107	8,015

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.48	$1.42	$1.45	$1.40	$1.22	$1.10	$1.13	$1.00
Accumulation unit value at end of period	$1.69	$1.48	$1.42	$1.45	$1.40	$1.22	$1.10	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	36,669	36,374	35,791	28,513	18,700	9,398	9,272	1,891

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.28	$1.25	$1.27	$1.23	$1.16	$1.08	$1.08	$1.00
Accumulation unit value at end of period	$1.39	$1.28	$1.25	$1.27	$1.23	$1.16	$1.08	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	23,206	23,340	22,837	20,339	19,853	19,190	14,556	4,109

Variable Portfolio – Partners Core Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.08	$1.09	$1.05	$1.09	$1.06	$1.00	$1.00
Accumulation unit value at end of period	$1.11	$1.09	$1.08	$1.09	$1.05	$1.09	$1.06	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	1,148	1,315	968	217	279	173	167	30

Variable Portfolio – Partners Small Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.84	$1.75	$1.87	$1.91	$1.38	$1.26	$1.29	$1.00
Accumulation unit value at end of period	$2.15	$1.84	$1.75	$1.87	$1.91	$1.38	$1.26	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	167	119	136	42	20	7	8	1

Variable Portfolio – Partners Small Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.91	$1.55	$1.73	$1.72	$1.29	$1.16	$1.23	$1.00
Accumulation unit value at end of period	$2.02	$1.91	$1.55	$1.73	$1.72	$1.29	$1.16	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	151	170	184	81	60	41	17	21

124    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 1.35% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.00	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.00	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,239	319	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	14,014	3,170	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.02	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8,737	1,154	—	—	—	—	—	—

Wells Fargo VT Opportunity Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.94	$1.75	$1.83	$1.68	$1.30	$1.14	$1.23	$1.00
Accumulation unit value at end of period	$2.30	$1.94	$1.75	$1.83	$1.68	$1.30	$1.14	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	328	245	222	81	52	33	12	2

Wells Fargo VT Small Cap Growth Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.87	$1.76	$1.84	$1.90	$1.28	$1.20	$1.28	$1.00
Accumulation unit value at end of period	$2.32	$1.87	$1.76	$1.84	$1.90	$1.28	$1.20	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	1,227	1,062	887	458	263	57	56	6

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$0.91	$0.98	$1.01	$1.00	—	—	—
Accumulation unit value at end of period	$1.11	$1.04	$0.91	$0.98	$1.01	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	430	226	189	139	26	—	—	—
Variable account charges of 1.40% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.08	$1.06	$1.09	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.22	$1.08	$1.06	$1.09	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	6	—	—	—	—	—

AB VPS Large Cap Growth Portfolio (Class B) (07/19/2010)
Accumulation unit value at beginning of period	$2.20	$2.18	$2.00	$1.78	$1.32	$1.15	$1.21	$1.00
Accumulation unit value at end of period	$2.86	$2.20	$2.18	$2.00	$1.78	$1.32	$1.15	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	51	46	59	47	34	24	10	—

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$1.00	$0.72	$1.17	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$0.97	$1.00	$0.72	$1.17	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	219	220	269	295	170	—	—	—

American Century VP Value, Class II (07/19/2010)
Accumulation unit value at beginning of period	$2.11	$1.78	$1.88	$1.69	$1.30	$1.15	$1.16	$1.00
Accumulation unit value at end of period	$2.26	$2.11	$1.78	$1.88	$1.69	$1.30	$1.15	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	98	97	157	173	166	154	49	—

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.16	$1.14	$1.16	$1.16	$1.03	$1.00	—	—
Accumulation unit value at end of period	$1.30	$1.16	$1.14	$1.16	$1.16	$1.03	—	—
Number of accumulation units outstanding at end of period (000 omitted)	610	510	485	524	534	149	—	—

Columbia Variable Portfolio – Balanced Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.78	$1.69	$1.69	$1.55	$1.30	$1.15	$1.14	$1.00
Accumulation unit value at end of period	$2.01	$1.78	$1.69	$1.69	$1.55	$1.30	$1.15	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	677	718	608	483	434	177	—	—

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.60	$0.54	$0.71	$0.92	$1.00	—	—	—
Accumulation unit value at end of period	$0.60	$0.60	$0.54	$0.71	$0.92	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3	3	—	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.46	$1.36	$1.34	$1.21	$1.00	—	—	—
Accumulation unit value at end of period	$1.74	$1.46	$1.36	$1.34	$1.21	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	186	197	424	358	23	—	—	—

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    125

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Columbia Variable Portfolio – Disciplined Core Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.21	$2.08	$2.09	$1.84	$1.40	$1.25	$1.20	$1.00
Accumulation unit value at end of period	$2.70	$2.21	$2.08	$2.09	$1.84	$1.40	$1.25	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	40	46	51	47	30	4	—	—

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.86	$0.89	$0.91	$0.95	$1.00	—	—	—
Accumulation unit value at end of period	$0.87	$0.86	$0.89	$0.91	$0.95	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	7	—	8	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.83	$1.64	$1.71	$1.58	$1.27	$1.13	$1.21	$1.00
Accumulation unit value at end of period	$2.06	$1.83	$1.64	$1.71	$1.58	$1.27	$1.13	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	457	450	520	549	555	165	26	—

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.96	$0.88	$0.90	$0.90	$1.00	—	—	—
Accumulation unit value at end of period	$1.06	$0.96	$0.88	$0.90	$0.90	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	8	8	23	23	51	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.97	$0.94	$1.05	$1.09	$1.12	$0.95	$1.22	$1.00
Accumulation unit value at end of period	$1.40	$0.97	$0.94	$1.05	$1.09	$1.12	$0.95	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	283	288	341	401	435	217	131	65

Columbia Variable Portfolio – Global Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.91	$0.94	$1.01	$1.02	$1.12	$1.07	$1.04	$1.00
Accumulation unit value at end of period	$0.95	$0.91	$0.94	$1.01	$1.02	$1.12	$1.07	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	355	338	386	382	409	225	86	17

Columbia Variable Portfolio – Government Money Market Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.91	$0.93	$0.94	$0.95	$0.97	$0.98	$0.99	$1.00
Accumulation unit value at end of period	$0.90	$0.91	$0.93	$0.94	$0.95	$0.97	$0.98	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	1,170	488	739	446	466	234	219	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.46	$1.33	$1.36	$1.34	$1.28	$1.12	$1.08	$1.00
Accumulation unit value at end of period	$1.53	$1.46	$1.33	$1.36	$1.34	$1.28	$1.12	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	283	316	317	459	449	288	93	6

Columbia Variable Portfolio – Income Opportunities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.43	$1.31	$1.34	$1.31	$1.27	$1.12	$1.07	$1.00
Accumulation unit value at end of period	$1.49	$1.43	$1.31	$1.34	$1.31	$1.27	$1.12	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	476	480	530	593	698	185	49	—

Columbia Variable Portfolio – Intermediate Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.14	$1.11	$1.13	$1.09	$1.13	$1.07	$1.01	$1.00
Accumulation unit value at end of period	$1.17	$1.14	$1.11	$1.13	$1.09	$1.13	$1.07	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	674	632	447	633	868	511	46	7

Columbia Variable Portfolio – Large Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.10	$2.10	$1.96	$1.74	$1.36	$1.15	$1.21	$1.00
Accumulation unit value at end of period	$2.64	$2.10	$2.10	$1.96	$1.74	$1.36	$1.15	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	63	45	79	51	115	112	24	13

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$2.13	$1.94	$1.95	$1.74	$1.34	$1.18	$1.18	$1.00
Accumulation unit value at end of period	$2.55	$2.13	$1.94	$1.95	$1.74	$1.34	$1.18	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	361	448	280	324	235	335	1	—

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.05	$1.01	$1.05	$1.06	$1.06	$1.02	$1.01	$1.00
Accumulation unit value at end of period	$1.05	$1.05	$1.01	$1.05	$1.06	$1.06	$1.02	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	347	286	338	371	610	191	—	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.98	$0.97	$0.99	$0.95	$1.00	—	—	—
Accumulation unit value at end of period	$1.08	$0.98	$0.97	$0.99	$0.95	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	57	57	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.66	$1.65	$1.58	$1.50	$1.16	$1.06	$1.27	$1.00
Accumulation unit value at end of period	$2.00	$1.66	$1.65	$1.58	$1.50	$1.16	$1.06	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	87	73	50	62	59	49	7	—

126    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Columbia Variable Portfolio – Mid Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.09	$1.86	$1.99	$1.80	$1.33	$1.14	$1.26	$1.00
Accumulation unit value at end of period	$2.33	$2.09	$1.86	$1.99	$1.80	$1.33	$1.14	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	140	139	141	133	107	33	9	—

Columbia Variable Portfolio – Overseas Core Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.23	$1.34	$1.29	$1.43	$1.19	$1.03	$1.19	$1.00
Accumulation unit value at end of period	$1.55	$1.23	$1.34	$1.29	$1.43	$1.19	$1.03	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	140	153	99	54	45	42	23	1

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.23	$1.89	$2.02	$1.84	$1.36	$1.16	$1.20	$1.00
Accumulation unit value at end of period	$2.65	$2.23	$1.89	$2.02	$1.84	$1.36	$1.16	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	52	57	76	85	54	43	9	—

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.17	$1.93	$2.03	$1.94	$1.33	$1.14	$1.27	$1.00
Accumulation unit value at end of period	$2.39	$2.17	$1.93	$2.03	$1.94	$1.33	$1.14	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	66	64	68	72	63	60	27	—

Columbia Variable Portfolio – Strategic Income Fund (Class 2) (04/29/2011)
Accumulation unit value at beginning of period	$1.09	$1.02	$1.05	$1.03	$1.04	$0.94	$1.00	—
Accumulation unit value at end of period	$1.14	$1.09	$1.02	$1.05	$1.03	$1.04	$0.94	—
Number of accumulation units outstanding at end of period (000 omitted)	666	669	412	498	618	454	148	—

Columbia Variable Portfolio – U.S. Equities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.05	$1.77	$1.92	$1.89	$1.42	$1.21	$1.29	$1.00
Accumulation unit value at end of period	$2.23	$2.05	$1.77	$1.92	$1.89	$1.42	$1.21	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	121	122	152	159	143	107	63	40

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.01	$1.00	$1.00	$0.96	$1.00	$1.00	$1.00	$1.00
Accumulation unit value at end of period	$1.03	$1.01	$1.00	$1.00	$0.96	$1.00	$1.00	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	86	88	21	106	119	12	6	6

CTIVP SM – American Century Diversified Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.08	$1.09	$1.05	$1.09	$1.06	$1.00	$1.00
Accumulation unit value at end of period	$1.13	$1.10	$1.08	$1.09	$1.05	$1.09	$1.06	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	22	33	78	89	92	85	24	11

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$1.10	$1.11	$1.03	$1.00	—	—	—
Accumulation unit value at end of period	$0.96	$0.98	$1.10	$1.11	$1.03	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.18	$1.11	$1.14	$1.07	$1.15	$1.10	$1.02	$1.00
Accumulation unit value at end of period	$1.19	$1.18	$1.11	$1.14	$1.07	$1.15	$1.10	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	108	95	171	244	230	291	25	—

CTIVP SM – CenterSquare Real Estate Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.57	$1.52	$1.56	$1.39	$1.37	$1.06	$1.19	$1.00
Accumulation unit value at end of period	$1.63	$1.57	$1.52	$1.56	$1.39	$1.37	$1.06	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	156	224	243	274	214	174	75	10

CTIVP SM – DFA International Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.12	$1.05	$1.15	$1.27	$1.07	$0.93	$1.18	$1.00
Accumulation unit value at end of period	$1.38	$1.12	$1.05	$1.15	$1.27	$1.07	$0.93	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	53	19	13	38	48	42	11	—

CTIVP SM – Eaton Vance Floating-Rate Income Fund (Class 2)* (07/19/2010)
Accumulation unit value at beginning of period	$1.19	$1.09	$1.13	$1.14	$1.11	$1.05	$1.04	$1.00
Accumulation unit value at end of period	$1.21	$1.19	$1.09	$1.13	$1.14	$1.11	$1.05	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	441	425	394	513	548	176	43	—
*CTIVP SM – Eaton Vance Floating-Rate Income Fund (Class 2) liquidated on April 27, 2018.

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$1.00	$0.98	$1.03	$1.05	$1.00	—	—	—
Accumulation unit value at end of period	$1.22	$1.00	$0.98	$1.03	$1.05	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	19	18	6	5	5	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.12	$2.04	$1.87	$1.69	$1.32	$1.18	$1.21	$1.00
Accumulation unit value at end of period	$2.77	$2.12	$2.04	$1.87	$1.69	$1.32	$1.18	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	9	8	54	55	55	44	—	—

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    127

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
CTIVP SM – Los Angeles Capital Large Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.98	$2.06	$1.97	$1.81	$1.35	$1.21	$1.23	$1.00
Accumulation unit value at end of period	$2.55	$1.98	$2.06	$1.97	$1.81	$1.35	$1.21	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	76	77	78	67	65	52	32	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.79	$1.66	$1.68	$1.52	$1.20	$1.10	$1.16	$1.00
Accumulation unit value at end of period	$2.12	$1.79	$1.66	$1.68	$1.52	$1.20	$1.10	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	254	243	293	246	244	48	22	20

CTIVP SM – MFS® Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.06	$1.84	$1.88	$1.73	$1.30	$1.13	$1.15	$1.00
Accumulation unit value at end of period	$2.38	$2.06	$1.84	$1.88	$1.73	$1.30	$1.13	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	171	201	193	130	138	166	39	—

CTIVP SM – Morgan Stanley Advantage Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.90	$1.87	$1.79	$1.69	$1.31	$1.19	$1.24	$1.00
Accumulation unit value at end of period	$2.48	$1.90	$1.87	$1.79	$1.69	$1.31	$1.19	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	114	120	77	88	90	72	35	—

CTIVP SM – Oppenheimer International Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.27	$1.34	$1.40	$1.42	$1.21	$1.06	$1.16	$1.00
Accumulation unit value at end of period	$1.59	$1.27	$1.34	$1.40	$1.42	$1.21	$1.06	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	314	325	310	271	177	27	32	5

CTIVP SM – Pyramis® International Equity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.22	$1.28	$1.31	$1.43	$1.19	$1.00	$1.17	$1.00
Accumulation unit value at end of period	$1.47	$1.22	$1.28	$1.31	$1.43	$1.19	$1.00	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	15	15	26	26	26	27	4	—

CTIVP SM – T. Rowe Price Large Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.85	$1.65	$1.82	$1.69	$1.34	$1.19	$1.17	$1.00
Accumulation unit value at end of period	$2.12	$1.85	$1.65	$1.82	$1.69	$1.34	$1.19	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	245	256	259	251	303	150	15	9

CTIVP SM – TCW Core Plus Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.03	$1.02	$1.04	$1.00	$1.04	$1.04	$1.00	$1.00
Accumulation unit value at end of period	$1.05	$1.03	$1.02	$1.04	$1.00	$1.04	$1.04	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	194	188	202	227	364	108	11	11

CTIVP SM – Victory Sycamore Established Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.26	$1.90	$1.93	$1.74	$1.30	$1.13	$1.23	$1.00
Accumulation unit value at end of period	$2.57	$2.26	$1.90	$1.93	$1.74	$1.30	$1.13	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	49	32	41	9	8	7	2	—

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.97	$0.97	$0.99	$0.99	$1.01	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$0.96	$0.97	$0.97	$0.99	$0.99	$1.01	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	74	73	72	76	72	11	—	—

CTIVP SM – Westfield Mid Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.80	$1.77	$1.85	$1.72	$1.37	$1.19	$1.19	$1.00
Accumulation unit value at end of period	$2.18	$1.80	$1.77	$1.85	$1.72	$1.37	$1.19	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	98	129	129	103	154	122	1	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.96	$0.93	$1.01	$0.99	$1.00	$1.00	—	—
Accumulation unit value at end of period	$1.02	$0.96	$0.93	$1.01	$0.99	$1.00	—	—
Number of accumulation units outstanding at end of period (000 omitted)	206	211	269	279	177	80	—	—

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.97	$1.86	$1.88	$1.70	$1.32	$1.15	$1.20	$1.00
Accumulation unit value at end of period	$2.37	$1.97	$1.86	$1.88	$1.70	$1.32	$1.15	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	510	526	589	665	579	341	164	80

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.85	$1.67	$1.72	$1.65	$1.23	$1.09	$1.24	$1.00
Accumulation unit value at end of period	$2.19	$1.85	$1.67	$1.72	$1.65	$1.23	$1.09	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	318	315	292	275	232	128	20	15

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$0.97	$1.00	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.09	$1.03	$0.97	$1.00	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	203	170	126	164	118	—	—	—

128    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.13	$1.01	$1.10	$1.07	$1.00	—	—	—
Accumulation unit value at end of period	$1.23	$1.13	$1.01	$1.10	$1.07	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	210	158	365	328	110	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.76	$1.54	$1.64	$1.55	$1.23	$1.09	$1.12	$1.00
Accumulation unit value at end of period	$1.88	$1.76	$1.54	$1.64	$1.55	$1.23	$1.09	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	3	3	35	41	41	39	30	—

Franklin Small Cap Value VIP Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$2.25	$1.76	$1.92	$1.94	$1.44	$1.24	$1.30	$1.00
Accumulation unit value at end of period	$2.46	$2.25	$1.76	$1.92	$1.94	$1.44	$1.24	$1.30
Number of accumulation units outstanding at end of period (000 omitted)	159	159	153	140	73	19	18	9

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.89	$0.90	$0.96	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.93	$0.89	$0.90	$0.96	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	14	—	—	—	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.06	$0.96	$1.02	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.15	$1.06	$0.96	$1.02	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	263	122	115	155	165	—	—	—

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.97	$1.01	$1.12	$1.20	$1.00	—	—	—
Accumulation unit value at end of period	$1.13	$0.97	$1.01	$1.12	$1.20	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	36	131	187	205	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.01	$1.00	$1.01	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.02	$1.01	$1.00	$1.01	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	169	202	110	16	2	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.16	$1.15	$1.19	$1.17	$1.03	$1.00	—	—
Accumulation unit value at end of period	$1.33	$1.16	$1.15	$1.19	$1.17	$1.03	—	—
Number of accumulation units outstanding at end of period (000 omitted)	11	11	129	146	95	14	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Research Portfolio: Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.86	$1.88	$1.81	$1.63	$1.27	$1.09	$1.17	$1.00
Accumulation unit value at end of period	$2.33	$1.86	$1.88	$1.81	$1.63	$1.27	$1.09	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	4	4	4	4	4	—	9	9

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.13	$1.11	$1.13	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.35	$1.13	$1.11	$1.13	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	6	8	—	—	—	—

MFS ® Utilities Series – Service Class (07/19/2010)
Accumulation unit value at beginning of period	$1.66	$1.52	$1.81	$1.63	$1.37	$1.23	$1.17	$1.00
Accumulation unit value at end of period	$1.88	$1.66	$1.52	$1.81	$1.63	$1.37	$1.23	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	403	433	478	480	450	215	69	2

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.40	$1.56	$1.68	$1.67	$1.23	$1.15	$1.26	$1.00
Accumulation unit value at end of period	$1.91	$1.40	$1.56	$1.68	$1.67	$1.23	$1.15	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	51	51	56	41	44	35	32	10

Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (07/19/2010)
Accumulation unit value at beginning of period	$1.93	$1.78	$1.82	$1.68	$1.24	$1.13	$1.19	$1.00
Accumulation unit value at end of period	$2.25	$1.93	$1.78	$1.82	$1.68	$1.24	$1.13	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	11	—	—	9	—

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.90	$0.92	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.95	$0.90	$0.92	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	21	5	19	5	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.62	$1.64	$1.61	$1.60	$1.28	$1.07	$1.19	$1.00
Accumulation unit value at end of period	$2.17	$1.62	$1.64	$1.61	$1.60	$1.28	$1.07	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	65	42	161	89	102	59	46	1

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    129

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Oppenheimer Global Strategic Income Fund/VA, Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$0.94	$0.98	$0.97	$1.00	—	—	—
Accumulation unit value at end of period	$1.03	$0.98	$0.94	$0.98	$0.97	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$2.24	$1.93	$2.09	$1.90	$1.37	$1.18	$1.22	$1.00
Accumulation unit value at end of period	$2.52	$2.24	$1.93	$2.09	$1.90	$1.37	$1.18	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	111	100	95	88	63	43	1	—

PIMCO VIT All Asset Portfolio, Advisor Class (07/19/2010)
Accumulation unit value at beginning of period	$1.18	$1.06	$1.18	$1.19	$1.21	$1.07	$1.06	$1.00
Accumulation unit value at end of period	$1.32	$1.18	$1.06	$1.18	$1.19	$1.21	$1.07	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	84	84	88	667	768	184	57	—

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$0.97	$0.95	$0.96	$0.93	$1.03	$1.00	—	—
Accumulation unit value at end of period	$1.09	$0.97	$0.95	$0.96	$0.93	$1.03	—	—
Number of accumulation units outstanding at end of period (000 omitted)	238	238	300	317	326	124	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$0.97	$0.99	$0.96	$1.00	—	—	—
Accumulation unit value at end of period	$1.02	$0.99	$0.97	$0.99	$0.96	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	17	—	—	—	—	—	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.94	$0.93	$0.98	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$0.94	$0.94	$0.93	$0.98	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	36	36	42	18	14	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.77	$0.53	$0.71	$0.76	$1.00	—	—	—
Accumulation unit value at end of period	$0.85	$0.77	$0.53	$0.71	$0.76	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6	24	21	21	15	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.58	$1.51	$1.55	$1.48	$1.25	$1.11	$1.16	$1.00
Accumulation unit value at end of period	$1.85	$1.58	$1.51	$1.55	$1.48	$1.25	$1.11	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	4,857	5,323	5,427	5,453	5,797	4,222	1,906	387

Variable Portfolio – Columbia Wanger International Equities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.33	$1.36	$1.40	$1.48	$1.23	$1.03	$1.21	$1.00
Accumulation unit value at end of period	$1.73	$1.33	$1.36	$1.40	$1.48	$1.23	$1.03	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	370	374	384	362	313	209	89	54

Variable Portfolio – Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.19	$1.16	$1.18	$1.15	$1.13	$1.07	$1.05	$1.00
Accumulation unit value at end of period	$1.26	$1.19	$1.16	$1.18	$1.15	$1.13	$1.07	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	7,861	9,441	9,804	9,525	11,122	12,192	4,424	673

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$1.01	$1.04	$1.01	$1.00	—	—	—
Accumulation unit value at end of period	$1.09	$1.03	$1.01	$1.04	$1.01	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,483	865	579	261	275	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.06	$1.04	$1.07	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.16	$1.06	$1.04	$1.07	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,145	1,226	461	180	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.12	$1.10	$1.15	$1.11	$1.00	—	—	—
Accumulation unit value at end of period	$1.30	$1.12	$1.10	$1.15	$1.11	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,536	4,106	4,202	2,418	604	—	—	—

130    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (04/30/2012)
Accumulation unit value at beginning of period	$1.16	$1.14	$1.19	$1.15	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.31	$1.16	$1.14	$1.19	$1.15	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	27,618	29,984	32,218	35,582	35,461	24,797	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.38	$1.33	$1.36	$1.31	$1.20	$1.09	$1.11	$1.00
Accumulation unit value at end of period	$1.54	$1.38	$1.33	$1.36	$1.31	$1.20	$1.09	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	44,645	48,268	49,765	50,758	53,838	45,726	22,126	6,259

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.47	$1.42	$1.45	$1.40	$1.22	$1.10	$1.13	$1.00
Accumulation unit value at end of period	$1.69	$1.47	$1.42	$1.45	$1.40	$1.22	$1.10	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	14,395	15,499	17,937	20,357	22,020	13,969	11,746	3,622

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.28	$1.24	$1.26	$1.22	$1.16	$1.08	$1.08	$1.00
Accumulation unit value at end of period	$1.38	$1.28	$1.24	$1.26	$1.22	$1.16	$1.08	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	16,510	17,248	17,752	19,324	20,160	19,211	9,784	2,470

Variable Portfolio – Partners Core Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.08	$1.08	$1.08	$1.05	$1.09	$1.06	$1.00	$1.00
Accumulation unit value at end of period	$1.10	$1.08	$1.08	$1.08	$1.05	$1.09	$1.06	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	130	143	129	157	175	130	35	—

Variable Portfolio – Partners Small Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.83	$1.75	$1.87	$1.90	$1.38	$1.26	$1.29	$1.00
Accumulation unit value at end of period	$2.14	$1.83	$1.75	$1.87	$1.90	$1.38	$1.26	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	10	17	18	13	12	13	13	—

Variable Portfolio – Partners Small Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.91	$1.54	$1.73	$1.72	$1.29	$1.16	$1.23	$1.00
Accumulation unit value at end of period	$2.01	$1.91	$1.54	$1.73	$1.72	$1.29	$1.16	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	18	19	20	26	75	49	15	9

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.00	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.11	$1.00	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.21	$1.03	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,162	1,041	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.02	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.16	$1.02	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	960	—	—	—	—	—	—	—

Wells Fargo VT Opportunity Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.93	$1.75	$1.83	$1.68	$1.30	$1.14	$1.23	$1.00
Accumulation unit value at end of period	$2.30	$1.93	$1.75	$1.83	$1.68	$1.30	$1.14	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	89	78	84	72	72	52	24	—

Wells Fargo VT Small Cap Growth Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.86	$1.75	$1.83	$1.89	$1.28	$1.20	$1.28	$1.00
Accumulation unit value at end of period	$2.31	$1.86	$1.75	$1.83	$1.89	$1.28	$1.20	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	63	65	66	42	37	21	11	—

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.03	$0.91	$0.98	$1.01	$1.00	—	—	—
Accumulation unit value at end of period	$1.11	$1.03	$0.91	$0.98	$1.01	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	138	138	114	—	—	—
Variable account charges of 1.65% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.07	$1.06	$1.09	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.21	$1.07	$1.06	$1.09	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	76	—	—	—

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    131

Variable account charges of 1.65% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
AB VPS Large Cap Growth Portfolio (Class B) (07/19/2010)
Accumulation unit value at beginning of period	$2.17	$2.15	$1.98	$1.76	$1.31	$1.15	$1.20	$1.00
Accumulation unit value at end of period	$2.81	$2.17	$2.15	$1.98	$1.76	$1.31	$1.15	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	3	4	16	6	7	8	—	—

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$0.99	$0.71	$1.17	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$0.96	$0.99	$0.71	$1.17	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	172	132	107	59	5	—	—	—

American Century VP Value, Class II (07/19/2010)
Accumulation unit value at beginning of period	$2.07	$1.75	$1.86	$1.67	$1.29	$1.15	$1.16	$1.00
Accumulation unit value at end of period	$2.22	$2.07	$1.75	$1.86	$1.67	$1.29	$1.15	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	46	80	115	122	152	137	10	—

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.15	$1.13	$1.16	$1.15	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.28	$1.15	$1.13	$1.16	$1.15	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	166	123	191	108	94	39	—	—

Columbia Variable Portfolio – Balanced Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.75	$1.67	$1.67	$1.54	$1.29	$1.15	$1.14	$1.00
Accumulation unit value at end of period	$1.97	$1.75	$1.67	$1.67	$1.54	$1.29	$1.15	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	249	300	54	58	67	9	—	—

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.59	$0.53	$0.71	$0.92	$1.00	—	—	—
Accumulation unit value at end of period	$0.59	$0.59	$0.53	$0.71	$0.92	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	18	7	7	7	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.44	$1.35	$1.34	$1.21	$1.00	—	—	—
Accumulation unit value at end of period	$1.72	$1.44	$1.35	$1.34	$1.21	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	62	46	22	9	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.17	$2.05	$2.07	$1.83	$1.39	$1.24	$1.20	$1.00
Accumulation unit value at end of period	$2.65	$2.17	$2.05	$2.07	$1.83	$1.39	$1.24	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	15	28	28	36	31	9	9	—

Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.85	$0.89	$0.91	$0.94	$1.00	—	—	—
Accumulation unit value at end of period	$0.86	$0.85	$0.89	$0.91	$0.94	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	12	7	7	7	11	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.80	$1.62	$1.69	$1.57	$1.26	$1.12	$1.20	$1.00
Accumulation unit value at end of period	$2.02	$1.80	$1.62	$1.69	$1.57	$1.26	$1.12	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	60	69	71	68	114	67	84	—

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.95	$0.87	$0.90	$0.90	$1.00	—	—	—
Accumulation unit value at end of period	$1.05	$0.95	$0.87	$0.90	$0.90	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	40	10	—	—	8	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.95	$0.93	$1.03	$1.08	$1.12	$0.94	$1.21	$1.00
Accumulation unit value at end of period	$1.38	$0.95	$0.93	$1.03	$1.08	$1.12	$0.94	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	231	178	173	165	197	172	125	—

Columbia Variable Portfolio – Global Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.90	$0.92	$1.00	$1.01	$1.12	$1.07	$1.04	$1.00
Accumulation unit value at end of period	$0.93	$0.90	$0.92	$1.00	$1.01	$1.12	$1.07	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	50	59	112	133	176	221	48	—

Columbia Variable Portfolio – Government Money Market Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.90	$0.91	$0.93	$0.94	$0.96	$0.98	$0.99	$1.00
Accumulation unit value at end of period	$0.89	$0.90	$0.91	$0.93	$0.94	$0.96	$0.98	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	89	461	157	73	128	57	277	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.44	$1.31	$1.35	$1.32	$1.27	$1.12	$1.08	$1.00
Accumulation unit value at end of period	$1.50	$1.44	$1.31	$1.35	$1.32	$1.27	$1.12	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	48	59	105	117	127	184	154	93

132    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 1.65% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Columbia Variable Portfolio – Income Opportunities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.40	$1.29	$1.33	$1.30	$1.26	$1.12	$1.07	$1.00
Accumulation unit value at end of period	$1.47	$1.40	$1.29	$1.33	$1.30	$1.26	$1.12	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	104	145	151	176	216	85	48	—

Columbia Variable Portfolio – Intermediate Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.13	$1.10	$1.11	$1.08	$1.12	$1.06	$1.01	$1.00
Accumulation unit value at end of period	$1.15	$1.13	$1.10	$1.11	$1.08	$1.12	$1.06	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	210	206	284	338	376	530	72	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.06	$2.07	$1.94	$1.73	$1.35	$1.15	$1.20	$1.00
Accumulation unit value at end of period	$2.59	$2.06	$2.07	$1.94	$1.73	$1.35	$1.15	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	36	29	33	30	55	23	9	—

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$2.09	$1.91	$1.93	$1.73	$1.33	$1.17	$1.17	$1.00
Accumulation unit value at end of period	$2.50	$2.09	$1.91	$1.93	$1.73	$1.33	$1.17	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	109	21	569	22	74	15	—	—

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.03	$1.00	$1.04	$1.05	$1.06	$1.01	$1.01	$1.00
Accumulation unit value at end of period	$1.03	$1.03	$1.00	$1.04	$1.05	$1.06	$1.01	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	91	184	314	349	304	232	122	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.97	$0.96	$0.98	$0.95	$1.00	—	—	—
Accumulation unit value at end of period	$1.06	$0.97	$0.96	$0.98	$0.95	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.63	$1.62	$1.57	$1.49	$1.15	$1.06	$1.27	$1.00
Accumulation unit value at end of period	$1.97	$1.63	$1.62	$1.57	$1.49	$1.15	$1.06	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	11	11	17	17	46	17	17	1

Columbia Variable Portfolio – Mid Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.06	$1.84	$1.97	$1.78	$1.32	$1.13	$1.26	$1.00
Accumulation unit value at end of period	$2.29	$2.06	$1.84	$1.97	$1.78	$1.32	$1.13	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	48	50	60	58	56	37	22	—

Columbia Variable Portfolio – Overseas Core Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.21	$1.32	$1.28	$1.42	$1.18	$1.02	$1.19	$1.00
Accumulation unit value at end of period	$1.52	$1.21	$1.32	$1.28	$1.42	$1.18	$1.02	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	70	75	70	61	67	43	20	—

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.19	$1.86	$2.00	$1.82	$1.35	$1.16	$1.20	$1.00
Accumulation unit value at end of period	$2.60	$2.19	$1.86	$2.00	$1.82	$1.35	$1.16	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	29	41	43	44	45	10	7	—

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.13	$1.91	$2.00	$1.93	$1.32	$1.14	$1.27	$1.00
Accumulation unit value at end of period	$2.35	$2.13	$1.91	$2.00	$1.93	$1.32	$1.14	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	14	28	22	23	46	23	20	—

Columbia Variable Portfolio – Strategic Income Fund (Class 2) (04/29/2011)
Accumulation unit value at beginning of period	$1.08	$1.00	$1.04	$1.02	$1.04	$0.94	$1.00	—
Accumulation unit value at end of period	$1.12	$1.08	$1.00	$1.04	$1.02	$1.04	$0.94	—
Number of accumulation units outstanding at end of period (000 omitted)	194	179	183	87	146	180	102	—

Columbia Variable Portfolio – U.S. Equities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.01	$1.74	$1.90	$1.87	$1.41	$1.20	$1.29	$1.00
Accumulation unit value at end of period	$2.19	$2.01	$1.74	$1.90	$1.87	$1.41	$1.20	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	41	46	51	55	83	44	11	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.00	$0.99	$0.99	$0.96	$0.99	$0.99	$1.00	$1.00
Accumulation unit value at end of period	$1.01	$1.00	$0.99	$0.99	$0.96	$0.99	$0.99	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	74	107	133	133	37	45	1	—

CTIVP SM – American Century Diversified Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.08	$1.06	$1.08	$1.04	$1.09	$1.05	$1.00	$1.00
Accumulation unit value at end of period	$1.11	$1.08	$1.06	$1.08	$1.04	$1.09	$1.05	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	17	43	65	85	108	101	7	3

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    133

Variable account charges of 1.65% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.97	$1.09	$1.11	$1.02	$1.00	—	—	—
Accumulation unit value at end of period	$0.95	$0.97	$1.09	$1.11	$1.02	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10	17	25	5	5	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.09	$1.13	$1.06	$1.14	$1.10	$1.01	$1.00
Accumulation unit value at end of period	$1.17	$1.16	$1.09	$1.13	$1.06	$1.14	$1.10	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	44	32	30	33	67	205	43	—

CTIVP SM – CenterSquare Real Estate Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.54	$1.50	$1.54	$1.38	$1.36	$1.06	$1.19	$1.00
Accumulation unit value at end of period	$1.60	$1.54	$1.50	$1.54	$1.38	$1.36	$1.06	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	63	67	77	72	63	56	13	—

CTIVP SM – DFA International Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.10	$1.04	$1.14	$1.26	$1.07	$0.93	$1.18	$1.00
Accumulation unit value at end of period	$1.36	$1.10	$1.04	$1.14	$1.26	$1.07	$0.93	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	31	32	23	8	6	39	33	1

CTIVP SM – Eaton Vance Floating-Rate Income Fund (Class 2)* (07/19/2010)
Accumulation unit value at beginning of period	$1.17	$1.08	$1.11	$1.13	$1.10	$1.05	$1.04	$1.00
Accumulation unit value at end of period	$1.19	$1.17	$1.08	$1.11	$1.13	$1.10	$1.05	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	214	231	307	322	326	224	198	95
*CTIVP SM – Eaton Vance Floating-Rate Income Fund (Class 2) liquidated on April 27, 2018.

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.99	$0.97	$1.03	$1.05	$1.00	—	—	—
Accumulation unit value at end of period	$1.21	$0.99	$0.97	$1.03	$1.05	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	14	—	—	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.09	$2.01	$1.85	$1.68	$1.32	$1.18	$1.21	$1.00
Accumulation unit value at end of period	$2.72	$2.09	$2.01	$1.85	$1.68	$1.32	$1.18	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	31	27	36	38	55	26	18	—

CTIVP SM – Los Angeles Capital Large Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.94	$2.03	$1.95	$1.80	$1.34	$1.20	$1.23	$1.00
Accumulation unit value at end of period	$2.50	$1.94	$2.03	$1.95	$1.80	$1.34	$1.20	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	8	11	11	11	23	9	8	—

CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.76	$1.63	$1.66	$1.51	$1.20	$1.10	$1.16	$1.00
Accumulation unit value at end of period	$2.08	$1.76	$1.63	$1.66	$1.51	$1.20	$1.10	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	9	9	9	5	6	52	32	—

CTIVP SM – MFS® Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.03	$1.81	$1.86	$1.72	$1.29	$1.13	$1.15	$1.00
Accumulation unit value at end of period	$2.34	$2.03	$1.81	$1.86	$1.72	$1.29	$1.13	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	100	68	79	86	67	28	12	1

CTIVP SM – Morgan Stanley Advantage Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.87	$1.85	$1.77	$1.68	$1.30	$1.18	$1.23	$1.00
Accumulation unit value at end of period	$2.44	$1.87	$1.85	$1.77	$1.68	$1.30	$1.18	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	4	4	5	8	4	1	1

CTIVP SM – Oppenheimer International Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.25	$1.32	$1.38	$1.40	$1.20	$1.06	$1.16	$1.00
Accumulation unit value at end of period	$1.56	$1.25	$1.32	$1.38	$1.40	$1.20	$1.06	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	42	38	80	33	25	14	8	1

CTIVP SM – Pyramis® International Equity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.20	$1.27	$1.29	$1.42	$1.19	$1.00	$1.17	$1.00
Accumulation unit value at end of period	$1.44	$1.20	$1.27	$1.29	$1.42	$1.19	$1.00	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	6	—	—

CTIVP SM – T. Rowe Price Large Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.82	$1.62	$1.80	$1.67	$1.33	$1.19	$1.17	$1.00
Accumulation unit value at end of period	$2.08	$1.82	$1.62	$1.80	$1.67	$1.33	$1.19	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	23	25	26	28	32	33	19	22

CTIVP SM – TCW Core Plus Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.01	$1.01	$1.03	$1.00	$1.04	$1.03	$1.00	$1.00
Accumulation unit value at end of period	$1.03	$1.01	$1.01	$1.03	$1.00	$1.04	$1.03	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	5	6	5	4	56	58	3	—

134    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 1.65% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
CTIVP SM – Victory Sycamore Established Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.22	$1.87	$1.90	$1.73	$1.30	$1.13	$1.23	$1.00
Accumulation unit value at end of period	$2.52	$2.22	$1.87	$1.90	$1.73	$1.30	$1.13	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	69	58	66	55	59	72	51	—

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.95	$0.96	$0.98	$0.99	$1.01	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$0.94	$0.95	$0.96	$0.98	$0.99	$1.01	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	67	66	7	66	52	189	—	—

CTIVP SM – Westfield Mid Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.78	$1.75	$1.83	$1.71	$1.36	$1.19	$1.19	$1.00
Accumulation unit value at end of period	$2.14	$1.78	$1.75	$1.83	$1.71	$1.36	$1.19	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	8	9	17	6	7	3	1	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.95	$0.92	$1.00	$0.99	$0.99	$1.00	—	—
Accumulation unit value at end of period	$1.00	$0.95	$0.92	$1.00	$0.99	$0.99	—	—
Number of accumulation units outstanding at end of period (000 omitted)	22	21	20	28	37	16	—	—

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.94	$1.83	$1.85	$1.69	$1.31	$1.15	$1.20	$1.00
Accumulation unit value at end of period	$2.32	$1.94	$1.83	$1.85	$1.69	$1.31	$1.15	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	144	181	188	186	206	190	62	1

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.82	$1.65	$1.70	$1.63	$1.22	$1.09	$1.24	$1.00
Accumulation unit value at end of period	$2.15	$1.82	$1.65	$1.70	$1.63	$1.22	$1.09	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	46	72	97	103	121	130	29	—

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.02	$0.96	$0.99	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.08	$1.02	$0.96	$0.99	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	181	—	—	—	—	—	—	—

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.12	$1.00	$1.10	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.21	$1.12	$1.00	$1.10	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	121	66	75	60	59	—	—	—

Franklin Mutual Shares VIP Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.73	$1.52	$1.62	$1.54	$1.22	$1.09	$1.12	$1.00
Accumulation unit value at end of period	$1.85	$1.73	$1.52	$1.62	$1.54	$1.22	$1.09	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	21	29	44	46	50	43	17	—

Franklin Small Cap Value VIP Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$2.22	$1.73	$1.90	$1.92	$1.43	$1.23	$1.30	$1.00
Accumulation unit value at end of period	$2.41	$2.22	$1.73	$1.90	$1.92	$1.43	$1.23	$1.30
Number of accumulation units outstanding at end of period (000 omitted)	14	15	15	17	42	25	7	—

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.89	$0.90	$0.96	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.92	$0.89	$0.90	$0.96	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	10	10	4	4	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.05	$0.96	$1.02	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.13	$1.05	$0.96	$1.02	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	168	63	63	93	15	—	—	—

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.96	$1.00	$1.11	$1.20	$1.00	—	—	—
Accumulation unit value at end of period	$1.12	$0.96	$1.00	$1.11	$1.20	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	3	17	18	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.00	$0.99	$1.01	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.01	$1.00	$0.99	$1.01	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	57	56	9	4	—	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.15	$1.14	$1.18	$1.16	$1.03	$1.00	—	—
Accumulation unit value at end of period	$1.32	$1.15	$1.14	$1.18	$1.16	$1.03	—	—
Number of accumulation units outstanding at end of period (000 omitted)	248	248	286	—	—	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    135

Variable account charges of 1.65% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Janus Henderson Research Portfolio: Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.83	$1.85	$1.79	$1.61	$1.26	$1.09	$1.17	$1.00
Accumulation unit value at end of period	$2.29	$1.83	$1.85	$1.79	$1.61	$1.26	$1.09	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	27	2	—	—

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.12	$1.11	$1.13	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.33	$1.12	$1.11	$1.13	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	45	63	229	—	—	—	—

MFS ® Utilities Series – Service Class (07/19/2010)
Accumulation unit value at beginning of period	$1.64	$1.50	$1.78	$1.61	$1.36	$1.23	$1.17	$1.00
Accumulation unit value at end of period	$1.84	$1.64	$1.50	$1.78	$1.61	$1.36	$1.23	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	68	74	86	114	137	125	63	—

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.38	$1.53	$1.66	$1.66	$1.23	$1.15	$1.26	$1.00
Accumulation unit value at end of period	$1.88	$1.38	$1.53	$1.66	$1.66	$1.23	$1.15	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	11	7	7	12	18	14	—	—

Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (07/19/2010)
Accumulation unit value at beginning of period	$1.90	$1.76	$1.80	$1.66	$1.23	$1.13	$1.18	$1.00
Accumulation unit value at end of period	$2.20	$1.90	$1.76	$1.80	$1.66	$1.23	$1.13	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	—	106	109	—	—	—	—

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.90	$0.92	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.94	$0.90	$0.92	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.59	$1.62	$1.59	$1.58	$1.27	$1.07	$1.18	$1.00
Accumulation unit value at end of period	$2.13	$1.59	$1.62	$1.59	$1.58	$1.27	$1.07	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	43	51	47	43	43	24	31	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$0.97	$0.93	$0.97	$0.96	$1.00	—	—	—
Accumulation unit value at end of period	$1.02	$0.97	$0.93	$0.97	$0.96	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	31	11	6	—	—	—	—	—

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$2.21	$1.91	$2.06	$1.88	$1.36	$1.17	$1.22	$1.00
Accumulation unit value at end of period	$2.47	$2.21	$1.91	$2.06	$1.88	$1.36	$1.17	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	20	9	11	12	11	8	—	—

PIMCO VIT All Asset Portfolio, Advisor Class (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.04	$1.17	$1.18	$1.20	$1.06	$1.06	$1.00
Accumulation unit value at end of period	$1.29	$1.16	$1.04	$1.17	$1.18	$1.20	$1.06	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	79	120	167	234	236	331	159	47

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$0.96	$0.94	$0.96	$0.93	$1.03	$1.00	—	—
Accumulation unit value at end of period	$1.08	$0.96	$0.94	$0.96	$0.93	$1.03	—	—
Number of accumulation units outstanding at end of period (000 omitted)	28	92	127	162	173	121	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$0.98	$0.97	$0.98	$0.96	$1.00	—	—	—
Accumulation unit value at end of period	$1.01	$0.98	$0.97	$0.98	$0.96	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	143	—	—	—	—	—	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.93	$0.92	$0.98	$0.97	$1.00	—	—	—
Accumulation unit value at end of period	$0.93	$0.93	$0.92	$0.98	$0.97	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	53	51	27	—	—	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.77	$0.53	$0.70	$0.76	$1.00	—	—	—
Accumulation unit value at end of period	$0.84	$0.77	$0.53	$0.70	$0.76	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	12	15	7	7	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.55	$1.49	$1.53	$1.47	$1.24	$1.11	$1.16	$1.00
Accumulation unit value at end of period	$1.82	$1.55	$1.49	$1.53	$1.47	$1.24	$1.11	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	2,356	2,526	3,408	3,856	3,725	2,508	2,115	234

136    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 1.65% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Variable Portfolio – Columbia Wanger International Equities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.31	$1.34	$1.38	$1.47	$1.22	$1.02	$1.21	$1.00
Accumulation unit value at end of period	$1.70	$1.31	$1.34	$1.38	$1.47	$1.22	$1.02	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	55	45	39	37	56	43	21	—

Variable Portfolio – Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.17	$1.15	$1.17	$1.14	$1.12	$1.06	$1.05	$1.00
Accumulation unit value at end of period	$1.23	$1.17	$1.15	$1.17	$1.14	$1.12	$1.06	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	3,499	3,569	3,503	5,271	7,706	8,419	4,761	306

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.02	$1.00	$1.03	$1.00	$1.00	—	—	—
Accumulation unit value at end of period	$1.08	$1.02	$1.00	$1.03	$1.00	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	181	181	3	3	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.05	$1.03	$1.07	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.15	$1.05	$1.03	$1.07	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	294	319	467	469	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.11	$1.09	$1.15	$1.11	$1.00	—	—	—
Accumulation unit value at end of period	$1.28	$1.11	$1.09	$1.15	$1.11	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	951	1,601	1,447	1,291	395	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (04/30/2012)
Accumulation unit value at beginning of period	$1.15	$1.13	$1.18	$1.14	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.29	$1.15	$1.13	$1.18	$1.14	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,630	4,213	4,933	4,621	3,802	1,865	—	—

Variable Portfolio – Moderate Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.35	$1.32	$1.35	$1.30	$1.19	$1.09	$1.10	$1.00
Accumulation unit value at end of period	$1.51	$1.35	$1.32	$1.35	$1.30	$1.19	$1.09	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	18,633	22,431	23,431	26,340	26,063	27,190	23,508	10,038

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.45	$1.40	$1.43	$1.39	$1.21	$1.10	$1.13	$1.00
Accumulation unit value at end of period	$1.66	$1.45	$1.40	$1.43	$1.39	$1.21	$1.10	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	6,551	8,536	10,146	9,617	10,786	9,749	7,580	1,963

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.26	$1.23	$1.25	$1.21	$1.15	$1.08	$1.07	$1.00
Accumulation unit value at end of period	$1.36	$1.26	$1.23	$1.25	$1.21	$1.15	$1.08	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	6,459	7,366	6,822	7,810	9,673	8,976	5,698	1,757

Variable Portfolio – Partners Core Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.06	$1.07	$1.04	$1.08	$1.05	$1.00	$1.00
Accumulation unit value at end of period	$1.08	$1.07	$1.06	$1.07	$1.04	$1.08	$1.05	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	29	64	72	92	102	85	—	—

Variable Portfolio – Partners Small Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.80	$1.72	$1.85	$1.89	$1.37	$1.26	$1.29	$1.00
Accumulation unit value at end of period	$2.10	$1.80	$1.72	$1.85	$1.89	$1.37	$1.26	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	6	6	6	6	1	1	1	—

Variable Portfolio – Partners Small Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.87	$1.52	$1.71	$1.70	$1.29	$1.15	$1.23	$1.00
Accumulation unit value at end of period	$1.97	$1.87	$1.52	$1.71	$1.70	$1.29	$1.15	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	8	16	9	2	—

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.00	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.00	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    137

Variable account charges of 1.65% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.03	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,220	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.02	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.02	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	130	—	—	—	—	—	—	—

Wells Fargo VT Opportunity Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.90	$1.72	$1.81	$1.66	$1.29	$1.14	$1.23	$1.00
Accumulation unit value at end of period	$2.25	$1.90	$1.72	$1.81	$1.66	$1.29	$1.14	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	19	60	82	105	131	132	27	—

Wells Fargo VT Small Cap Growth Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.83	$1.73	$1.81	$1.88	$1.27	$1.20	$1.28	$1.00
Accumulation unit value at end of period	$2.27	$1.83	$1.73	$1.81	$1.88	$1.27	$1.20	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	10	15	25	26	35	33	7	—

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.02	$0.90	$0.98	$1.01	$1.00	—	—	—
Accumulation unit value at end of period	$1.09	$1.02	$0.90	$0.98	$1.01	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	12	9	9	9	8	—	—	—
Variable account charges of 1.80% of the daily net assets of the variable account.
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
AB VPS Dynamic Asset Allocation Portfolio (Class B) (04/29/2013)
Accumulation unit value at beginning of period	$1.07	$1.05	$1.08	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.20	$1.07	$1.05	$1.08	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

AB VPS Large Cap Growth Portfolio (Class B) (07/19/2010)
Accumulation unit value at beginning of period	$2.15	$2.14	$1.96	$1.76	$1.30	$1.14	$1.20	$1.00
Accumulation unit value at end of period	$2.78	$2.15	$2.14	$1.96	$1.76	$1.30	$1.14	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	11	10	10	—	—	—	13	—

ALPS/Alerian Energy Infrastructure Portfolio: Class III (04/30/2013)
Accumulation unit value at beginning of period	$0.98	$0.71	$1.16	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$0.96	$0.98	$0.71	$1.16	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	48	48	48	50	55	—	—	—

American Century VP Value, Class II (07/19/2010)
Accumulation unit value at beginning of period	$2.05	$1.74	$1.84	$1.66	$1.29	$1.15	$1.16	$1.00
Accumulation unit value at end of period	$2.19	$2.05	$1.74	$1.84	$1.66	$1.29	$1.15	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	18	36	36	37	60	6	6	—

BlackRock Global Allocation V.I. Fund (Class III) (04/30/2012)
Accumulation unit value at beginning of period	$1.14	$1.12	$1.15	$1.15	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.27	$1.14	$1.12	$1.15	$1.15	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	67	74	88	89	56	44	—	—

Columbia Variable Portfolio – Balanced Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$1.73	$1.66	$1.66	$1.53	$1.28	$1.14	$1.14	$1.00
Accumulation unit value at end of period	$1.95	$1.73	$1.66	$1.66	$1.53	$1.28	$1.14	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	165	229	68	104	152	—	—	—

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.59	$0.53	$0.71	$0.92	$1.00	—	—	—
Accumulation unit value at end of period	$0.59	$0.59	$0.53	$0.71	$0.92	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.43	$1.35	$1.34	$1.21	$1.00	—	—	—
Accumulation unit value at end of period	$1.71	$1.43	$1.35	$1.34	$1.21	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	25	25	6	—	—	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.15	$2.03	$2.05	$1.82	$1.39	$1.24	$1.20	$1.00
Accumulation unit value at end of period	$2.62	$2.15	$2.03	$2.05	$1.82	$1.39	$1.24	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	3	3	—	—	—

138    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.85	$0.88	$0.91	$0.94	$1.00	—	—	—
Accumulation unit value at end of period	$0.85	$0.85	$0.88	$0.91	$0.94	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.79	$1.60	$1.68	$1.56	$1.25	$1.12	$1.20	$1.00
Accumulation unit value at end of period	$2.00	$1.79	$1.60	$1.68	$1.56	$1.25	$1.12	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	20	61	48	88	96	28	6	—

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.95	$0.87	$0.90	$0.90	$1.00	—	—	—
Accumulation unit value at end of period	$1.04	$0.95	$0.87	$0.90	$0.90	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.94	$0.92	$1.03	$1.07	$1.11	$0.94	$1.21	$1.00
Accumulation unit value at end of period	$1.36	$0.94	$0.92	$1.03	$1.07	$1.11	$0.94	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	64	14	14	15	20	7	4	2

Columbia Variable Portfolio – Global Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.89	$0.92	$0.99	$1.01	$1.11	$1.06	$1.04	$1.00
Accumulation unit value at end of period	$0.92	$0.89	$0.92	$0.99	$1.01	$1.11	$1.06	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	8	8	8	62	66	11	7	3

Columbia Variable Portfolio – Government Money Market Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.89	$0.91	$0.92	$0.94	$0.96	$0.97	$0.99	$1.00
Accumulation unit value at end of period	$0.88	$0.89	$0.91	$0.92	$0.94	$0.96	$0.97	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	3	9	22	42	59	27	8	—

Columbia Variable Portfolio – High Yield Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.42	$1.30	$1.34	$1.32	$1.27	$1.11	$1.08	$1.00
Accumulation unit value at end of period	$1.48	$1.42	$1.30	$1.34	$1.32	$1.27	$1.11	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	40	17	23	73	72	19	14	3

Columbia Variable Portfolio – Income Opportunities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.39	$1.28	$1.32	$1.29	$1.25	$1.11	$1.07	$1.00
Accumulation unit value at end of period	$1.45	$1.39	$1.28	$1.32	$1.29	$1.25	$1.11	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	32	5	5	9	50	—	—	—

Columbia Variable Portfolio – Intermediate Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.12	$1.09	$1.11	$1.07	$1.12	$1.06	$1.01	$1.00
Accumulation unit value at end of period	$1.14	$1.12	$1.09	$1.11	$1.07	$1.12	$1.06	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	13	14	15	58	75	147	26	—

Columbia Variable Portfolio – Large Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.04	$2.06	$1.93	$1.72	$1.35	$1.14	$1.20	$1.00
Accumulation unit value at end of period	$2.56	$2.04	$2.06	$1.93	$1.72	$1.35	$1.14	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	3	3	3	3	3	—	—	—

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (07/19/2010)
Accumulation unit value at beginning of period	$2.07	$1.89	$1.91	$1.72	$1.33	$1.17	$1.17	$1.00
Accumulation unit value at end of period	$2.47	$2.07	$1.89	$1.91	$1.72	$1.33	$1.17	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	5	5	3	2	1	—	—	—

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.02	$0.99	$1.03	$1.05	$1.05	$1.01	$1.01	$1.00
Accumulation unit value at end of period	$1.02	$1.02	$0.99	$1.03	$1.05	$1.05	$1.01	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	29	73	9	5	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.97	$0.96	$0.98	$0.95	$1.00	—	—	—
Accumulation unit value at end of period	$1.06	$0.97	$0.96	$0.98	$0.95	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.61	$1.61	$1.56	$1.48	$1.15	$1.05	$1.27	$1.00
Accumulation unit value at end of period	$1.94	$1.61	$1.61	$1.56	$1.48	$1.15	$1.05	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.04	$1.82	$1.95	$1.77	$1.31	$1.13	$1.26	$1.00
Accumulation unit value at end of period	$2.27	$2.04	$1.82	$1.95	$1.77	$1.31	$1.13	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	28	50	55	57	60	20	—	—

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    139

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Columbia Variable Portfolio – Overseas Core Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.20	$1.31	$1.27	$1.41	$1.18	$1.02	$1.19	$1.00
Accumulation unit value at end of period	$1.50	$1.20	$1.31	$1.27	$1.41	$1.18	$1.02	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	8	7	—	—	25	23	—	—

Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.17	$1.85	$1.98	$1.82	$1.34	$1.16	$1.20	$1.00
Accumulation unit value at end of period	$2.57	$2.17	$1.85	$1.98	$1.82	$1.34	$1.16	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	68	68	78	74	59	—	—	—

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.11	$1.89	$1.99	$1.92	$1.32	$1.14	$1.27	$1.00
Accumulation unit value at end of period	$2.32	$2.11	$1.89	$1.99	$1.92	$1.32	$1.14	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	30	32	35	23	15	15	—	—

Columbia Variable Portfolio – Strategic Income Fund (Class 2) (04/29/2011)
Accumulation unit value at beginning of period	$1.07	$1.00	$1.03	$1.02	$1.04	$0.94	$1.00	—
Accumulation unit value at end of period	$1.11	$1.07	$1.00	$1.03	$1.02	$1.04	$0.94	—
Number of accumulation units outstanding at end of period (000 omitted)	17	18	18	19	23	8	1	—

Columbia Variable Portfolio – U.S. Equities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.99	$1.73	$1.89	$1.86	$1.41	$1.20	$1.29	$1.00
Accumulation unit value at end of period	$2.16	$1.99	$1.73	$1.89	$1.86	$1.41	$1.20	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	23	23	43	44	46	18	—	—

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.99	$0.98	$0.99	$0.95	$0.99	$0.99	$1.00	$1.00
Accumulation unit value at end of period	$1.00	$0.99	$0.98	$0.99	$0.95	$0.99	$0.99	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	8	11	3	3	3	395	31	—

CTIVP SM – American Century Diversified Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.07	$1.05	$1.07	$1.03	$1.08	$1.05	$1.00	$1.00
Accumulation unit value at end of period	$1.10	$1.07	$1.05	$1.07	$1.03	$1.08	$1.05	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	24	16	26	3	7	6	—	5

CTIVP SM – AQR Managed Futures Strategy Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$0.97	$1.09	$1.11	$1.02	$1.00	—	—	—
Accumulation unit value at end of period	$0.94	$0.97	$1.09	$1.11	$1.02	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	2	—	—	—	—	—	—

CTIVP SM – BlackRock Global Inflation-Protected Securities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.15	$1.08	$1.12	$1.05	$1.13	$1.09	$1.01	$1.00
Accumulation unit value at end of period	$1.16	$1.15	$1.08	$1.12	$1.05	$1.13	$1.09	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	37	38	40	21	23	24	18	—

CTIVP SM – CenterSquare Real Estate Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.53	$1.48	$1.53	$1.37	$1.35	$1.06	$1.19	$1.00
Accumulation unit value at end of period	$1.59	$1.53	$1.48	$1.53	$1.37	$1.35	$1.06	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	10	7	5	15	35	4	1	—

CTIVP SM – DFA International Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.03	$1.13	$1.25	$1.06	$0.93	$1.18	$1.00
Accumulation unit value at end of period	$1.34	$1.09	$1.03	$1.13	$1.25	$1.06	$0.93	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	—	1	1	4	—	1	—	3

CTIVP SM – Eaton Vance Floating-Rate Income Fund (Class 2)* (07/19/2010)
Accumulation unit value at beginning of period	$1.16	$1.07	$1.11	$1.12	$1.10	$1.04	$1.04	$1.00
Accumulation unit value at end of period	$1.17	$1.16	$1.07	$1.11	$1.12	$1.10	$1.04	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	115	98	136	350	323	13	8	4
*CTIVP SM – Eaton Vance Floating-Rate Income Fund (Class 2) liquidated on April 27, 2018.

CTIVP SM – Lazard International Equity Advantage Fund (Class 2) (04/30/2013)
Accumulation unit value at beginning of period	$0.99	$0.97	$1.02	$1.05	$1.00	—	—	—
Accumulation unit value at end of period	$1.20	$0.99	$0.97	$1.02	$1.05	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	48	—	—	—	—	—	—	—

CTIVP SM – Loomis Sayles Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.07	$1.99	$1.84	$1.67	$1.31	$1.17	$1.21	$1.00
Accumulation unit value at end of period	$2.69	$2.07	$1.99	$1.84	$1.67	$1.31	$1.17	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	2	18	1	—	—

CTIVP SM – Los Angeles Capital Large Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.93	$2.01	$1.94	$1.79	$1.34	$1.20	$1.23	$1.00
Accumulation unit value at end of period	$2.47	$1.93	$2.01	$1.94	$1.79	$1.34	$1.20	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	41	45	—	—	—

140    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
CTIVP SM – MFS® Blended Research® Core Equity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.74	$1.62	$1.65	$1.50	$1.19	$1.10	$1.16	$1.00
Accumulation unit value at end of period	$2.06	$1.74	$1.62	$1.65	$1.50	$1.19	$1.10	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	31	31	31	43	47	—	—	—

CTIVP SM – MFS® Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.01	$1.80	$1.85	$1.71	$1.28	$1.13	$1.15	$1.00
Accumulation unit value at end of period	$2.31	$2.01	$1.80	$1.85	$1.71	$1.28	$1.13	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	—	18	18	23	1	—	—	8

CTIVP SM – Morgan Stanley Advantage Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.86	$1.83	$1.75	$1.67	$1.30	$1.18	$1.23	$1.00
Accumulation unit value at end of period	$2.41	$1.86	$1.83	$1.75	$1.67	$1.30	$1.18	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	20	20	21	43	24	5	—

CTIVP SM – Oppenheimer International Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.24	$1.31	$1.37	$1.40	$1.20	$1.06	$1.16	$1.00
Accumulation unit value at end of period	$1.54	$1.24	$1.31	$1.37	$1.40	$1.20	$1.06	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	21	23	27	35	10	10	9	3

CTIVP SM – Pyramis® International Equity Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.19	$1.26	$1.29	$1.41	$1.18	$1.00	$1.17	$1.00
Accumulation unit value at end of period	$1.43	$1.19	$1.26	$1.29	$1.41	$1.18	$1.00	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	1	—	—	—	—	—	—

CTIVP SM – T. Rowe Price Large Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.80	$1.61	$1.79	$1.66	$1.33	$1.19	$1.17	$1.00
Accumulation unit value at end of period	$2.05	$1.80	$1.61	$1.79	$1.66	$1.33	$1.19	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

CTIVP SM – TCW Core Plus Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.01	$1.00	$1.02	$0.99	$1.03	$1.03	$1.00	$1.00
Accumulation unit value at end of period	$1.02	$1.01	$1.00	$1.02	$0.99	$1.03	$1.03	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	23	25	27	29	31	33	—	—

CTIVP SM – Victory Sycamore Established Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$2.20	$1.86	$1.89	$1.72	$1.29	$1.13	$1.23	$1.00
Accumulation unit value at end of period	$2.50	$2.20	$1.86	$1.89	$1.72	$1.29	$1.13	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	20	18	—	—	—	—	—	—

CTIVP SM – Wells Fargo Short Duration Government Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$0.94	$0.95	$0.97	$0.98	$1.00	$1.00	$1.00	$1.00
Accumulation unit value at end of period	$0.93	$0.94	$0.95	$0.97	$0.98	$1.00	$1.00	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	12	12	12	18	23	12	7	3

CTIVP SM – Westfield Mid Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.76	$1.73	$1.82	$1.70	$1.35	$1.19	$1.19	$1.00
Accumulation unit value at end of period	$2.12	$1.76	$1.73	$1.82	$1.70	$1.35	$1.19	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	—	—	21	50	54	—	4	—

Deutsche Alternative Asset Allocation VIP, Class B (04/30/2012)
Accumulation unit value at beginning of period	$0.94	$0.92	$1.00	$0.98	$0.99	$1.00	—	—
Accumulation unit value at end of period	$0.99	$0.94	$0.92	$1.00	$0.98	$0.99	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	80	80	—	—	—

Fidelity ® VIP Contrafund® Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.92	$1.82	$1.84	$1.68	$1.31	$1.15	$1.20	$1.00
Accumulation unit value at end of period	$2.30	$1.92	$1.82	$1.84	$1.68	$1.31	$1.15	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	22	43	47	63	53	19	—	8

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.80	$1.64	$1.69	$1.63	$1.22	$1.08	$1.24	$1.00
Accumulation unit value at end of period	$2.13	$1.80	$1.64	$1.69	$1.63	$1.22	$1.08	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	9	29	27	31	49	30	7	4

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.01	$0.96	$0.99	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.07	$1.01	$0.96	$0.99	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	6	25	—	—	—	—

Franklin Income VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$1.12	$1.00	$1.09	$1.06	$1.00	—	—	—
Accumulation unit value at end of period	$1.20	$1.12	$1.00	$1.09	$1.06	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	20	40	47	96	25	—	—	—

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    141

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Franklin Mutual Shares VIP Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.72	$1.50	$1.61	$1.53	$1.22	$1.08	$1.12	$1.00
Accumulation unit value at end of period	$1.83	$1.72	$1.50	$1.61	$1.53	$1.22	$1.08	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	28	50	50	109	114	21	—	—

Franklin Small Cap Value VIP Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$2.20	$1.72	$1.89	$1.91	$1.43	$1.23	$1.30	$1.00
Accumulation unit value at end of period	$2.39	$2.20	$1.72	$1.89	$1.91	$1.43	$1.23	$1.30
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	4	3	3	2	—

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (06/30/2014)
Accumulation unit value at beginning of period	$0.89	$0.90	$0.96	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.91	$0.89	$0.90	$0.96	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$0.95	$1.01	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.13	$1.04	$0.95	$1.01	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	26	26	26	26	—	—	—

Ivy VIP Asset Strategy (04/29/2013)
Accumulation unit value at beginning of period	$0.96	$1.00	$1.11	$1.19	$1.00	—	—	—
Accumulation unit value at end of period	$1.11	$0.96	$1.00	$1.11	$1.19	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	70	78	—	—	—

Janus Henderson Flexible Bond Portfolio: Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$0.99	$0.99	$1.00	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.01	$0.99	$0.99	$1.00	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	30	26	35	42	47	—	—	—

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares* (04/30/2012)
Accumulation unit value at beginning of period	$1.14	$1.13	$1.18	$1.16	$1.03	$1.00	—	—
Accumulation unit value at end of period	$1.30	$1.14	$1.13	$1.18	$1.16	$1.03	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5	5	5	5	5	—	—	—
*Janus Henderson Global Allocation Portfolio – Moderate: Service Shares merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

Janus Henderson Research Portfolio: Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.81	$1.84	$1.78	$1.61	$1.26	$1.08	$1.17	$1.00
Accumulation unit value at end of period	$2.26	$1.81	$1.84	$1.78	$1.61	$1.26	$1.08	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	5	4	4	4	4	—	—	—

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$1.12	$1.10	$1.13	$1.12	$1.00	—	—	—
Accumulation unit value at end of period	$1.32	$1.12	$1.10	$1.13	$1.12	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	38	39	50	49	—	—	—	—

MFS ® Utilities Series – Service Class (07/19/2010)
Accumulation unit value at beginning of period	$1.62	$1.48	$1.77	$1.61	$1.36	$1.22	$1.17	$1.00
Accumulation unit value at end of period	$1.82	$1.62	$1.48	$1.77	$1.61	$1.36	$1.22	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	33	46	49	43	38	19	—	—

Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.36	$1.52	$1.65	$1.65	$1.22	$1.15	$1.26	$1.00
Accumulation unit value at end of period	$1.86	$1.36	$1.52	$1.65	$1.65	$1.22	$1.15	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	38	42	50	27	1	—	—	—

Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (07/19/2010)
Accumulation unit value at beginning of period	$1.88	$1.74	$1.79	$1.65	$1.22	$1.13	$1.18	$1.00
Accumulation unit value at end of period	$2.18	$1.88	$1.74	$1.79	$1.65	$1.22	$1.13	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	15	15	19	23	—	—	—	—

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (06/30/2014)
Accumulation unit value at beginning of period	$0.89	$0.92	$0.98	$1.00	—	—	—	—
Accumulation unit value at end of period	$0.94	$0.89	$0.92	$0.98	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	11	12	13	14	—	—	—	—

Oppenheimer Global Fund/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$1.58	$1.61	$1.58	$1.58	$1.26	$1.06	$1.18	$1.00
Accumulation unit value at end of period	$2.11	$1.58	$1.61	$1.58	$1.58	$1.26	$1.06	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	29	29	29	—	—	1	10	—

Oppenheimer Global Strategic Income Fund/VA, Service Shares (04/29/2013)
Accumulation unit value at beginning of period	$0.97	$0.93	$0.97	$0.96	$1.00	—	—	—
Accumulation unit value at end of period	$1.01	$0.97	$0.93	$0.97	$0.96	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	134	—	—	—

142    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares (07/19/2010)
Accumulation unit value at beginning of period	$2.18	$1.89	$2.05	$1.87	$1.35	$1.17	$1.22	$1.00
Accumulation unit value at end of period	$2.44	$2.18	$1.89	$2.05	$1.87	$1.35	$1.17	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	1	1	1	2	17	3	—	—

PIMCO VIT All Asset Portfolio, Advisor Class (07/19/2010)
Accumulation unit value at beginning of period	$1.15	$1.03	$1.16	$1.17	$1.19	$1.06	$1.06	$1.00
Accumulation unit value at end of period	$1.28	$1.15	$1.03	$1.16	$1.17	$1.19	$1.06	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	16	—	5	5	—	133	—	—

PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class (04/30/2012)
Accumulation unit value at beginning of period	$0.95	$0.93	$0.95	$0.93	$1.03	$1.00	—	—
Accumulation unit value at end of period	$1.07	$0.95	$0.93	$0.95	$0.93	$1.03	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

PIMCO VIT Total Return Portfolio, Advisor Class (04/29/2013)
Accumulation unit value at beginning of period	$0.97	$0.96	$0.98	$0.96	$1.00	—	—	—
Accumulation unit value at end of period	$1.00	$0.97	$0.96	$0.98	$0.96	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Templeton Global Bond VIP Fund – Class 2 (04/29/2013)
Accumulation unit value at beginning of period	$0.93	$0.92	$0.97	$0.97	$1.00	—	—	—
Accumulation unit value at end of period	$0.93	$0.93	$0.92	$0.97	$0.97	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	33	30	37	40	—	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (04/29/2013)
Accumulation unit value at beginning of period	$0.76	$0.52	$0.70	$0.76	$1.00	—	—	—
Accumulation unit value at end of period	$0.83	$0.76	$0.52	$0.70	$0.76	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	5	2	—	—	—	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.54	$1.48	$1.52	$1.46	$1.23	$1.11	$1.16	$1.00
Accumulation unit value at end of period	$1.80	$1.54	$1.48	$1.52	$1.46	$1.23	$1.11	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	57	81	82	9	—

Variable Portfolio – Columbia Wanger International Equities Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.29	$1.33	$1.37	$1.46	$1.22	$1.02	$1.20	$1.00
Accumulation unit value at end of period	$1.68	$1.29	$1.33	$1.37	$1.46	$1.22	$1.02	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	10	—	—	77	92	21	—	—

Variable Portfolio – Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.15	$1.14	$1.16	$1.13	$1.12	$1.06	$1.05	$1.00
Accumulation unit value at end of period	$1.22	$1.15	$1.14	$1.16	$1.13	$1.12	$1.06	$1.05
Number of accumulation units outstanding at end of period (000 omitted)	1,112	1,670	1,748	1,743	1,789	1,213	494	116

Variable Portfolio – Managed Risk Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.03	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (09/18/2017)
Accumulation unit value at beginning of period	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.04	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.01	$1.00	$1.03	$1.00	$1.00	—	—	—
Accumulation unit value at end of period	$1.07	$1.01	$1.00	$1.03	$1.00	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.04	$1.03	$1.07	$1.04	$1.00	—	—	—
Accumulation unit value at end of period	$1.14	$1.04	$1.03	$1.07	$1.04	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	16	26	26	—	—	—	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (04/29/2013)
Accumulation unit value at beginning of period	$1.10	$1.09	$1.14	$1.11	$1.00	—	—	—
Accumulation unit value at end of period	$1.27	$1.10	$1.09	$1.14	$1.11	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (04/30/2012)
Accumulation unit value at beginning of period	$1.14	$1.12	$1.17	$1.14	$1.02	$1.00	—	—
Accumulation unit value at end of period	$1.28	$1.14	$1.12	$1.17	$1.14	$1.02	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9	79	102	63	66	10	—	—

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    143

Variable account charges of 1.80% of the daily net assets of the variable account. (continued)
Year ended Dec. 31,	2017	2016	2015	2014	2013	2012	2011	2010
Variable Portfolio – Moderate Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.34	$1.31	$1.34	$1.30	$1.18	$1.09	$1.10	$1.00
Accumulation unit value at end of period	$1.49	$1.34	$1.31	$1.34	$1.30	$1.18	$1.09	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	736	721	1,582	1,703	1,885	1,235	430	163

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.43	$1.39	$1.42	$1.38	$1.21	$1.10	$1.13	$1.00
Accumulation unit value at end of period	$1.64	$1.43	$1.39	$1.42	$1.38	$1.21	$1.10	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	389	423	423	629	698	572	177	102

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.24	$1.22	$1.24	$1.21	$1.15	$1.07	$1.07	$1.00
Accumulation unit value at end of period	$1.34	$1.24	$1.22	$1.24	$1.21	$1.15	$1.07	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	1,655	1,603	1,639	1,671	2,005	1,751	745	198

Variable Portfolio – Partners Core Bond Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.06	$1.05	$1.07	$1.03	$1.08	$1.05	$1.00	$1.00
Accumulation unit value at end of period	$1.07	$1.06	$1.05	$1.07	$1.03	$1.08	$1.05	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	2	2	3	9	62	22	21	5

Variable Portfolio – Partners Small Cap Growth Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.78	$1.71	$1.84	$1.88	$1.37	$1.25	$1.29	$1.00
Accumulation unit value at end of period	$2.08	$1.78	$1.71	$1.84	$1.88	$1.37	$1.25	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	13	13	—	—	2

Variable Portfolio – Partners Small Cap Value Fund (Class 2) (07/19/2010)
Accumulation unit value at beginning of period	$1.86	$1.51	$1.70	$1.69	$1.28	$1.15	$1.23	$1.00
Accumulation unit value at end of period	$1.95	$1.86	$1.51	$1.70	$1.69	$1.28	$1.15	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	4	4	4	2

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.00	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.10	$1.00	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	19	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.03	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.20	$1.03	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	47	—	—	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.02	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.15	$1.02	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	18	—	—	—	—	—	—	—

Wells Fargo VT Opportunity Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.88	$1.71	$1.80	$1.66	$1.29	$1.14	$1.23	$1.00
Accumulation unit value at end of period	$2.23	$1.88	$1.71	$1.80	$1.66	$1.29	$1.14	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	1	—	—	2	24	6	6	—

Wells Fargo VT Small Cap Growth Fund – Class 2 (07/19/2010)
Accumulation unit value at beginning of period	$1.82	$1.72	$1.80	$1.87	$1.27	$1.19	$1.27	$1.00
Accumulation unit value at end of period	$2.24	$1.82	$1.72	$1.80	$1.87	$1.27	$1.19	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	25	24	24	26	40	15	1	—

Western Asset Variable Global High Yield Bond Portfolio – Class II (04/29/2013)
Accumulation unit value at beginning of period	$1.02	$0.90	$0.98	$1.01	$1.00	—	—	—
Accumulation unit value at end of period	$1.09	$1.02	$0.90	$0.98	$1.01	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—

144    RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus

Table of Contents of the Statement of Additional Information
Calculating Annuity Payouts	p. 3
Rating Agencies	p. 4
Principal Underwriter	p. 4
Service Providers	p. 4
Independent Registered Public Accounting Firm	p. 5
Condensed Financial Information (Unaudited)	p. 6
Financial Statements

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity — Prospectus    145

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, Inc.
©2008-2018 RiverSource Life Insurance Company. All rights reserved.
140463 CD (4/18)

PART B.

The combined Statement of Additional Information and Financial Statements for RiverSource Variable Account 10 dated April 30, 2018 filed electronically as Part B to Post-Effective Amendment No. 15 to Registration Statement No.333-186218, is incorporated by reference to this Post-Effective Amendment No.79.

PART C.

Item 24. Financial Statements and Exhibits

(a)	Financial Statements included in Part B of this Registration Statement:

RiverSource Variable Account 10

Report of Independent Registered Public Accounting Firm dated April 20, 2018

Statements of Assets and Liabilities for the year ended Dec. 31, 2017

Statements of Operations for the year ended Dec. 31, 2017

Statements of Changes in Net Assets for the two years ended Dec. 31, 2017

Notes to Financial Statements

RiverSource Life Insurance Company

Report of Independent Registered Public Accounting Firm dated Feb.22, 2018

Consolidated Balance Sheets as of Dec. 31, 2017 and 2016

Consolidated Statements of Income for the years ended Dec. 31, 2017, 2016 and 2015

Consolidated Statements of Comprehensive Income for the years ended Dec. 31, 2017, 2016 and 2015

Consolidated Statements of Shareholder’s Equity for the three years ended Dec. 31, 2017, 2016 and 2015

Consolidated Statements of Cash Flows for the years ended Dec. 31, 2017, 2016 and 2015

Notes to Consolidated Financial Statements

(b)	Exhibits:

1.1	Resolution of the Board of Directors of IDS Life Insurance Company establishing the IDS Life Variable Account 10 dated August 23, 1995, filed electronically as Exhibit 1 to Registrant’s Initial Registration Statement No. 33-62407 is incorporated herein by reference.

1.2	Resolution of the Board of Directors of IDS Life Insurance Company establishing 105 additional subaccounts within the separate account, filed electronically as Exhibit 1.2 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999, is incorporated herein by reference.

1.3	Resolution of the Board of Directors of IDS life Insurance Company establishing 25 additional subaccounts within the separate account, filed electronically as Exhibit 1.3 to Registrant’s Post-Effective Amendment No. 2 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.4	Resolution of the Board of Directors of IDS Life Insurance Company establishing 12 additional subaccounts within the separate account, filed electronically as Exhibit 1.3 to Registrant’s Post-Effective Amendment No. 3 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.5	Resolution of the Board of Directors of IDS Life Insurance Company establishing 69 additional subaccounts within the separate account, filed electronically as Exhibit 1.5 to Registrant’s Post-Effective Amendment No. 6 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.6	Resolution of the Board of Directors of IDS Life Insurance Company establishing 112 additional subaccounts within the separate account, dated Feb. 11, 2002, filed electronically as Exhibit 1.6 to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.7	Resolution of the Board of Directors of IDS Life Insurance Company establishing 3 additional subaccounts within the separate account, dated Feb. 28, 2002, filed electronically as Exhibit 1.7 to Registrant’s Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.8	Resolution of the Board of Directors of IDS Life Insurance Company establishing 8 additional subaccounts within the separate account, dated January 6, 2004, filed electronically as Exhibit 1.8 to Registrant’s Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

1.9	Resolution of the Board of Directors of IDS Life Insurance Company establishing 6 additional subaccounts within the separate account, dated August 12, 2004 filed electronically as Exhibit 1.9 to Post-Effective Amendment No. 32 to Registration Statement No. 333-79311 is incorporated by reference.

1.10	Resolution of the Board of Directors of IDS Life Insurance Company establishing an additional subaccount within the separate account, dated April 27, 2005 filed electronically as Exhibit 1.10 to Post-Effective Amendment No. 32 to Registration Statement No. 333-79311 is incorporated by reference.

1.11	Resolution of the Board of Directors establishing 18 additional subaccounts within the separate accounts dated April 12, 2006 filed electronically as Exhibit 1.11 to Registrant’s Post-Effective Amendment No. 39 to Registration Statement No. 333-79311 is incorporated by reference.

1.12	Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

1.13	Resolution of the Board of Directors of RiverSource Life Insurance Company establishing 988 additional subaccounts within the separate accounts dated April 6, 2011 filed electronically as Exhibit 1.13 to Post-Effective Amendment No.64 to Registration Statement No. 333-79311 is incorporated by reference.

1.14	Resolution of the Board of Directors of RiverSource Life Insurance Company establishing 399 additional subaccounts within the separate accounts dated April 6, 2012 filed electronically as Exhibit 1.14 to Post-Effective Amendment No. 66 to Registration Statement No. 333-79311 is incorporated by reference.

1.15	Resolution of the Board of Directors establishing 560 additional subaccounts within the separate accounts dated April 12, 2013 filed electronically as Exhibit 1.16 to Registrant’s Post-Effective Amendment No 4 to Registration Statement No. 333-179398, filed on or about April 22, 2013 is incorporated herein by reference.

1.16	Resolution of the Board of Directors establishing additional subaccounts within the separate accounts dated April 22, 2015 filed electronically as Exhibit 1.16 to Registrant’s Post-Effective Amendment No 7 to Registration Statement No. 333-186218, filed on or about April 22, 2015 is incorporated herein by reference.

1.17	Resolution of the Board of Directors establishing additional 48 subaccounts within the separate accounts dated April 22, 2015 filed electronically as Exhibit 1.16 to Registrant’s Post-Effective Amendment No 7 to Registration Statement No. 333-186218, is is incorporated herein by reference.

2.	Not applicable.

3.	Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.1	Form of Deferred Annuity Contract for non-qualified contracts (form 31043) filed electronically as Exhibit 4.1 to Registrant’s Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.2	Form of Deferred Annuity Contract for tax qualified contracts (form 31044) filed electronically as Exhibit 4.2 to Registrant’s Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.3	Form of Deferred Annuity Contract for IRA contracts (form 31045-IRA) filed electronically as Exhibit 4.3 to Registrant’s Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.4	Form of Deferred Annuity Contract for non-qualified contracts (form 31046) filed electronically as Exhibit 4.4 to Registrant’s Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.5	Form of Deferred Annuity Contract for tax qualified contracts (form 31047) filed electronically as Exhibit 4.5 to Registrant’s Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.6	Form of Deferred Annuity Contract for IRA contracts (form 31048-IRA) filed electronically as Exhibit 4.6 to Registrant’s Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.7	Form of TSA Endorsement (form 31049), filed electronically as Exhibit 4.7 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999 is incorporated herein by reference.

4.8	Form of Maximum Anniversary Value Death Benefit Rider, filed electronically as Exhibit 4.8 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.9	Form of Enhanced Earnings Death Benefit Rider, filed electronically as Exhibit 4.9 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.10	Form of Enhanced Earnings Plus Death Benefit Rider, filed electronically as Exhibit 4.10 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.11	Form of Traditional IRA or SEP-IRA Annuity Endorsement (form 131061) filed electronically as Exhibit 4.11 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.12	Form of Roth IRA Annuity Endorsement (form 131062) filed electronically as Exhibit 4.12 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.13	Form of SIMPLE IRA Annuity Endorsement (form 131063) filed electronically as Exhibit 4.13 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.14	Form of Deferred Annuity Contract for non-qualified contracts (form 131041) filed electronically as Exhibit 4.14 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.15	Form of Deferred Annuity Contract for Retirement Advisor Advantage Plus (form 1043 A) filed electronically as Exhibit 4.15 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.16	Form of Deferred Annuity Contract for Retirement Advisor Select Plus (form 131041 A) filed electronically as Exhibit 4.16 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.17	Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Advantage Variable Annuity (form 131101), filed electronically as Exhibit 4.17 to Post-Effective Amendment No. 40 to Registration Statement No. 333-79311, filed on or about June 5, 2006, is incorporated by reference.

4.18	Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Select Variable Annuity (form 131102), filed electronically as Exhibit 4.18 to Post-Effective Amendment No. 40 to Registration Statement No. 333-79311, filed on or about June 5, 2006, is incorporated by reference.

4.19	Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Access Variable Annuity (form 131103), filed electronically as Exhibit 4.19 to Post-Effective Amendment No. 40 to Registration Statement No. 333-79311, filed on or about June 5, 2006, is incorporated by reference.

4.20	Form of TSA Endorsement (form 131068), filed electronically as Exhibit 4.17 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.21	Form of Return of Purchase Payments Rider (form 131072), filed electronically as Exhibit 4.18 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.22	Form of Maximum Anniversary Value Death Benefit Rider (form 131031), filed electronically as Exhibit 4.19 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.23	Form of 5-Year Maximum Anniversary Value Death Benefit Rider (form 131071), filed electronically as Exhibit 4.20 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.24	Form of Enhanced Earnings Death Benefit Rider (form 131032 A), filed electronically as Exhibit 4.21 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.25	Form of Enhanced Earnings Plus Death Benefit Rider (form 131033 A), filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.26	Form of 401 (a) Annuity Endorsement (form 131069), filed electronically as Exhibit 4.23 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.27	Form of Guarantee Period Accounts Rider filed electronically as Exhibit 4.24 to Post-Effective Amendment No. 25 to Registration Statement No. 333-79311, filed on or about June 2, 2004, is incorporated by reference.

4.28	Form of Guaranteed Minimum Withdrawal Benefit Rider (form 131034) filed electronically as Exhibit 4.25 to Post-Effective Amendment No. 29 to Registration Statement No. 333-79311, filed on or about Oct. 21, 2004, is incorporated by reference.

4.29	Form of Guaranteed Minimum Accumulation Benefit Rider (GMAB) (form 131035) filed electronically as Exhibit 4.29 to Registrant’s Post-Effective Amendment No. 39 to Registration Statement No. 333-79311 is incorporated by reference.

4.30	Form of Portfolio Navigator Model Portfolio Rider (form 131070C) filed electronically as Exhibit 4.30 to Registrant’s Post-Effective Amendment No. 39 to Registration Statement No. 333-79311 is incorporated by reference.

4.31	Form of Guaranteed Minimum Lifetime Withdrawal Benefit Rider (Withdrawal Benefit for Life), filed electronically as Exhibit 4.31 to Post-Effective Amendment No. 40 to Registration Statement No. 333-79311, filed on or about June 5, 2006, is incorporated by reference.

4.32	Copy of Company name change endorsement (form 131115) for RiverSource Life Insurance Company, filed electronically as Exhibit 4.32 to Registrant’s Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 filed on or about Jan. 2, 2007, is incorporated by reference.

4.33	Form of SecureSource Joint Life rider filed electronically as Exhibit 4.33 to Registrant’s Post-Effective Amendment No. 44 to Registration Statement No. 333-79311 is incorporated herein by reference.

4.34	Form of SecureSource Single Life rider filed electronically as Exhibit 4.34 to Registrant’s Post-Effective Amendment No. 44 to Registration Statement No. 333-79311 is incorporated herein by reference.

4.35	Form of Guaranteed Minimum Withdrawal Benefit Rider (form 131034-E) filed electronically as Exhibit 4.35 to Registrant’s Post-Effective Amendment No. 47 to Registration Statement No. 333-79311 is incorporated herein by reference.

4.36	Form of Deferred Annuity Contract for RAVA 5 Advantage and data pages filed electronically as Exhibit 4.36 to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 333-79311 is incorporated herein by reference.

4.37	Form of Deferred Annuity Contract for RAVA 5 Select and data pages filed electronically as Exhibit 4.37 to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 333-79311 is incorporated herein by reference.

4.38	Form of Deferred Annuity Contract for RAVA 5 Access and data pages filed electronically as Exhibit 4.38 to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 333-79311 is incorporated herein by reference.

4.39	Form of Guarantee Period Accounts Endorsement (form 411272) filed electronically as Exhibit 4.56 to RiverSource Variable Account’s Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 is incorporated herein by reference.

4.40	Form of Maximum Anniversary Value Death Benefit Rider (form 411278) filed electronically as Exhibit 4.57 to Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 is incorporated herein by reference.

4.41	Form of 5-Year Maximum Anniversary Value Death Benefit Rider filed electronically as Exhibit 4.41 to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 333-79311 is incorporated herein by reference.

4.42	Form of 5% Accumulation Death Benefit Rider (form 411279) filed electronically as Exhibit 4.58 to RiverSource Variable Account’s Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 is incorporated herein by reference.

4.43	Form of Enhanced Death Benefit Rider (form 411280) filed electronically as Exhibit 4.59 to RiverSource Variable Account’s Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 is incorporated herein by reference.

4.44	Form of Return of Purchase Payment Death Benefit Rider (form 411277) filed electronically as Exhibit 4.60 to RiverSource Variable Account’s Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 is incorporated herein by reference.

4.45	Form of Benefit Protector(SM) Death Benefit Rider (form 411281) filed electronically as Exhibit 4.61 to RiverSource Variable Account’s Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 is incorporated herein by reference.

4.46	Form of Benefit Protector(SM) Plus Death Benefit Rider (form 411282) filed electronically as Exhibit 4.62 to RiverSource Variable Account’s Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 is incorporated herein by reference.

4.47	Form of Guaranteed Minimum Accumulation Benefit Rider (form 411283) filed electronically as Exhibit 4.63 to RiverSource Variable Account’s Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 is incorporated herein by reference.

4.48	Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages 2 Rider filed electronically as Exhibit 4.48 to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 333-79311 is incorporated herein by reference.

4.49	Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages 2 Rider filed electronically as Exhibit 4.49 to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 333-79311 is incorporated herein by reference.

5.	Form of Variable Annuity Application (form 31063), filed electronically as Exhibit 5 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999 is incorporated herein by reference.

6.1	Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to Registrant’s Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.2	Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

6.3	Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated by reference.

7.	Not applicable.

8.1	Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h) (1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.2	Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h) (20) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777is incorporated herein by reference.

8.3	Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.4	Copy of Amended and Restated Participation Agreement dated June 19, 2006, by and among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc., Calvert Distributors, Inc. and IDS Life Insurance Company filed electronically as Exhibit 27(h)(4) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.5	Copy of Fund Participation Agreement dated May 1, 2006 among American Enterprise Life Insurance Company, IDS Life Insurance Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 27(h) (22) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.6	Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, Credit Suisse Trust, Credit Suisse Asset Management, LLC. and Credit Suisse Asset Management Securities, Inc. filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.7	Copy of Fund Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit 8.7 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.8	Copy of Participation Agreement dated May 1, 2006, among Eaton Vance Variable Trust, Eaton Vance Distributors, Inc. and IDS Life Insurance Company filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.10	Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007,among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 24, 2008 is incorporated by reference herein.

8.11	Copy of Amended and Restated Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.), dated August 1, 2005 filed electronically as Exhibit 8.7 to Registrant’s Post-Effective Amendment No. 39 to Registration Statement No. 333-79311 is incorporated by reference.

8.12	Copy of Amended and Restated Participation Agreement dated June 9, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed electronically as Exhibit 27(h)(24) to Post-Effective Amendment No.28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.13	Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and Janus Aspen Series filed electronically as Exhibit 27(h)(12) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.14	Copy of Amended and Restated Participation Agreement by and among IDS Life Insurance Company, American Enterprise Life Insurance Company, Ameriprise Financial Services, Inc., Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc., dated Oct. 16, 2006, filed electronically as Exhibit 8.14 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference.

8.15	Copy of Fund Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Distributors, Inc. and Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit 8.15 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference.

8.16	Copy of Amended and Restated Participation Agreement dated September 1, 2006, by and among IDS Life Insurance Company, Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Fund, Inc.), Legg Mason Partners Variable Portfolios II, Inc. (formerly Greenwich Street Series Fund, formerly Smith Barney Series Fund, formerly Smith Barney Shearson Series Fund, formerly Shearson Series Fund), Legg Mason Partners Variable Portfolios III, Inc. (formerly Travelers Series Fund Inc., formerly Smith Barney Travelers Series Fund Inc.) and Legg Mason Investor Services, LLC filed electronically as Exhibit 8.15 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.17	Copy of Participation Agreement Among MFS Variable Insurance Trust, American Enterprise Life Insurance Company, IDS Life Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006, filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference.

8.18	Copy of Fund Participation Agreement dated March 2, 2006, by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management, Inc. and IDS Life Insurance Company filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.19	Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Company filed electronically as Exhibit 8.4 to RiverSource Variable Annuity Account Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.20	Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.19 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.21	Copy of Amended and Restated Fund Participation Agreement dated Jan. 1, 2007, among Riversource Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.2 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.22	Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.23 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.23	Copy of Participation Agreement by and among Royce Capital Fund and Royce & Associates, Inc. and RiverSource Life Insurance Company, dated Jan. 1, 2007, filed electronically as Exhibit 8.24 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference.

8.24	Copy of Amended and Restated Participation Agreement dated May 1, 2006, among The Universal Institutional Funds, Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Distribution, Inc., American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as Exhibit 8.24 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.25	Copy of Amended and Restated Participation Agreement dated October 12, 2006, by and among Third Avenue Variable Series Trust, Third Avenue Management LLC, American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as Exhibit 27(h)(18) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.26	Copy of Fund Participation Agreement dated April 2, 2007, RiverSource Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.11 to RiverSource Variable Annuity Account Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.27	Copy of Participation Agreement by and among Wells Fargo Variable Trust and RiverSource Life Insurance Company and Wells Fargo Funds Distributors, LLC dated Jan. 1, 2007, filed electronically as Exhibit 8.29 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference.

8.28	Copy of Fund Participation Agreement dated April 24, 2009, by and among RiverSource Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc., filed electronically as Exhibit 8.30 to Post-Effective Amendment No. 58 to Registration Statement No. 333-79311 is incorporated by reference.

8.29	Copy of Fund Participation Agreement dated April 26, 2012 by and among RiverSource Life Insurance Company, BlackRock Variable Series Funds, Inc. and BlackRock Investments filed electronically as Exhibit 8.3 to RiverSource Variable Account 10’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179398 is incorporated herein by reference.

8.30	Copy of Fund Participation Agreement dated April 26, 2012 by and among RiverSource Life Insurance Company, RiverSource Distributors, Inc., DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds DWS Investment Distributors, Inc. and Deutsche Investment Management Americas Inc. filed electronically as Exhibit 8.5 to RiverSource Variable Account 10’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179398 is incorporated herein by reference.

8.31	Copy of Fund Participation Agreement dated April 30, 2013, by and among ALPS Variable Investment Trust, ALPS Portfolio Solutions Distributor, Inc., and RiverSource Life Insurance Company filed electronically as Exhibit 8.16 to Registrant’s Post-Effective Amendment No.4 to Registration Statement No.333-179398, filed on or about April 22, 2013 is incorporated herein by reference.

8.32	Copy of Fund Participation Agreement dated April 29, 2013, by and among Van Eck VIP Trust, Van Eck Securities Corporation, and RiverSource Life Insurance Company filed electronically as Exhibit 8.17 to Registrant’s Post-Effective Amendment No.4 to Registration Statement No.333-179398, filed on or about April 22, 2013 is incorporated herein by reference.

8.33	Copy of Fund Participation Agreement dated April 29, 2013, by and among Ivy Funds Variable Insurance Portfolios, Waddell & Reed, Inc., and RiverSource Life Insurance Company filed electronically as Exhibit 8.18 to Registrant’s Post-Effective Amendment No.4 to Registration Statement No.333-179398, filed on or about April 22, 2013 is incorporated herein by reference.

8.34	Copy of Fund Participation Agreement dated Dec. 30, 2016, by and among Calvert Variable Series, Inc., Eaton Vance Distributors, Inc. and RiverSource Life Insurance Company is filed electronically herewith.

9.	Opinion of counsel and consent to its use as the legality of the securities being registered is filed electronically herewith.

10.1	Consent of Independent Registered Public Accounting Firm for RiverSource Retirement Advisor Variable Annuity is filed electronically herewith.

10.2	Consent of Independent Registered Public Accounting Firm for RiverSource Retirement Advisor Advantage Variable Annuity/Retirement Advisor Select Variable Annuity is filed electronically herewith.

10.3	Consent of Independent Registered Public Accounting Firm for RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity is filed electronically herewith.

10.4	Consent of Independent Registered Public Accounting Firm for RiverSource Retirement Advisor 4 Advantage Variable Annuity/RiverSource Retirement Advisor 4 Select Variable Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity is filed electronically herewith.

10.5	Consent of Independent Registered Public Accounting Firm for RiverSource RAVA 5 Advantage Variable Annuity/RiverSource RAVA 5 Select Variable Annuity/RiverSource RAVA 5 Access Variable Annuity (offered for contract applications signed prior to April 30, 2012)is filed electronically herewith.

11.	None

12.	Not applicable.

13.	Power of Attorney to sign Amendment to this Registration Statement dated Jan. 31, 2018 filed electronically as Exhibit 13 to Post-Effective Amendment No. 14 to Registration Statement No.333-186218, is incorporated herein by reference.

14.	Not applicable.

Item 25.

Directors and Officers of the Depositor RiverSource Life Insurance Company

Name	Principal Business Address*	Position and Offices With Depositor
John R. Woerner		Chairman of the Board and President

Gumer C. Alvero		Director and Executive Vice President – Annuities

Richard N. Bush		Senior Vice President – Corporate Tax

Steve M. Gathje		Director, Senior Vice President And Chief Actuary

James A. Brefeld, Jr.		Senior Vice President and Treasurer

Colin J. Lundgren		Director

Brian J. McGrane		Director, Executive Vice President and Chief Financial Officer

Thomas R. Moore		Secretary

Jeninne C. McGee		Director

David K. Stewart		Senior Vice President and Controller

Mark Gorham		Director and Vice President – Insurance Product Development

Lynn Abbott		Vice President – National Sales Manager and Fund Management

*	The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.

Parent Company	Incorp State
Ameriprise Financial, Inc.	DE

Subsidiary Name	Incorp State
Ameriprise Advisor Capital, LLC	DE
Ameriprise Capital Trust I	DE
Ameriprise Capital Trust II	DE
Ameriprise Capital Trust III	DE
Ameriprise Capital Trust IV	DE
Ameriprise Captive Insurance Company	VT
Ameriprise Certificate Company	DE
Investors Syndicate Development Corporation	NV
Ameriprise Holdings, Inc.	DE
201 Eleventh Street South, LLC	MN
Ameriprise India Private Limited	India
Ameriprise India Insurance Brokers Services Private Limited[1]	India
Ameriprise International Holdings GmbH	Switzerland
Switzerland
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Singapore
Ameriprise Asset Management Holdings Hong Kong Limited	Hong Kong
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong

Threadneedle Asset Management Malaysia Sdn Bhd. Threadneedle Investment Singapore (Pte.) Ltd.	Malaysia Singapore
Threadneedle Investments Taiwan Ltd.	Taiwan
Ameriprise Holdings Singapore (Pte.) Ltd.	Singapore
Threadneedle Asset Management Holdings Sàrl - (see separate org chart for subsidiaries of this entity)	Luxembourg
Threadneedle EMEA Holdings 1, LLC	MN
Ameriprise National Trust Bank	Federal
Ameriprise Trust Company	MN
AMPF Holding Corporation	MI
American Enterprise Investment Services Inc.[2]	MN
Ameriprise Advisory Management, LLC	DE
Ameriprise Financial Services, Inc.[2]	DE
AMPF Property Corporation	MI
AMPF Realty Corporation	MI
Investment Professionals, Inc.[2]	TX
Columbia Management Investment Advisers, LLC	MN
Advisory Capital Strategies Group Inc.	MN
Columbia Wanger Asset Management, LLC	DE
Emerging Global Advisors, LLC	DE
GA Legacy, LLC	DE
J. & W. Seligman & Co. Incorporated	DE
Columbia Management Investment Distributors, Inc.[2]	DE
Seligman Partners, LLC	DE
Lionstone Partners, LLC	TX
Cash Flow Asset Management GP, LLC	TX
Cash Flow Asset Management, L.P.[3]	TX
Lionstone Advisory Services, LLC	TX
Lionstone CFRE II Real Estate Advisory, LLC	DE
Lionstone Development Services, LLC	TX
LPL 1111 Broadway GP, LLC	TX
LPL 1111 Broadway, L.P.[4]	TX
RiverSource CDO Seed Investments, LLC	MN
Columbia Management Investment Services Corp.	MN
IDS Property Casualty Insurance Company	WI
Ameriprise Auto & Home Insurance Agency, Inc.	WI
Ameriprise Insurance Company	WI
RiverSource Distributors, Inc.[2]	DE
RiverSource Life Insurance Company	MN
RiverSource Life Insurance Co. of New York	NY
RiverSource NY REO, LLC	NY
RiverSource REO 1, LLC	MN
RiverSource Tax Advantaged Investments, Inc.	DE
AEXP Affordable Housing Portfolio, LLC	DE

[1]   This entity has two shareholders: Ameriprise Financial, Inc. (19%) and Ameriprise India Private Limited (81%).

[2]   Registered Broker-Dealer.

[3]   This entity has two shareholders: Lionstone Partners, LLC (99%) and Cash Flow Asset Management GP, LLC (1%).

[4]   This entity has two shareholders: Lionstone Partners, LLC (99.9%) and LPL 1111 Broadway GP, LLC (0.1%).

Item 27. Number of Contract owners

As of March 31,2018 there were 179,180 non-qualified contract owners and 424,232 qualified contract owners.

Item 28. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

RiverSource Distributors Inc.

(a) RiverSource Distributors Inc. acts as principal underwriter for:

RiverSource Variable Annuity Account 1

RiverSource Variable Annuity Account

RiverSource Account F

RiverSource Variable Annuity Fund A

RiverSource Variable Annuity Fund B

RiverSource Variable Account 10

RiverSource Account SBS

RiverSource MVA Account

RiverSource Account MGA

RiverSource Account for Smith Barney

RiverSource Variable Life Separate Account

RiverSource Variable Life Account

RiverSource of New York Variable Annuity Account 1

RiverSource of New York Variable Annuity Account 2

RiverSource of New York Account 4

RiverSource of New York Account 7

RiverSource of New York Account 8

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address*	Positions and Offices with Underwriter
Lynn Abbott	President

Gumer C. Alvero	Director and Vice President

James A. Brefeld, Jr.	Senior Vice President and Treasurer

Thomas R. Moore	Secretary

Mark D. Scalercio	Vice President

Jeffrey J. Scherman	Chief Financial Officer

John R. Woerner	Chairman of the Board and Chief Executive Officer

*	Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN 55474

(c)	RiverSource Distributors Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
RiverSource Distributors,Inc.	$399,726,740	None	None	None

Item 30. Location of Accounts and Records

RiverSource Life Insurance Company

70100 Ameriprise Financial Center

Minneapolis, MN 55474

Item 31. Management Services

Not applicable.

Item 32. Undertakings

(a)	Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)	Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28,1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

(e)	The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 24th day of April 2018.

RIVERSOURCE VARIABLE ACCOUNT 10
(Registrant)

By	RiverSource Life Insurance Company
(Depositor)

By	/s/ John R. Woerner*
John R. Woerner
Chairman of the Board and President

As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 24th of April, 2018.

Signature	Title
/s/ Gumer C. Alvero*	Director and Executive Vice President – Annuities
Gumer C. Alvero

/s/ Richard N. Bush*	Senior Vice President – Corporate Tax
Richard N. Bush

/s/ Steve M. Gathje*	Director, Senior Vice President and Chief Actuary
Steve M. Gathje

/s/ James A. Brefeld Jr.*	Senior Vice President and Treasurer
James A. Brefeld Jr.

/s/ Brian J. McGrane*	Director, Executive Vice President and Chief Financial Officer
Brian J. McGrane

/s/ Jeninne C. McGee*	Director
Jeninne C. McGee

/s/ Colin J. Lundgren*	Director
Colin J. Lundgren

/s/ John R. Woerner*	Chairman of the Board and President
John R. Woerner

/s/ David K. Stewart*	Senior Vice President and Controller
David K. Stewart

*	Signed pursuant Power of Attorney to sign Amendment to this Registration Statement, dated Jan. 31, 2018 filed electronically as Exhibit 13 to Post-Effective Amendment No. 14 to Registration Statement No.333-186218, by:

/s/ Nicole D. Wood
Nicole D. Wood
Assistant General Counsel and Assistant Secretary

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 79 TO REGISTRATION STATEMENT

This Post-Effective Amendment is comprised of the following papers and documents:

The Cover Page.

Part A.

Prospectuses for:

RiverSource Retirement Advisor Variable Annuity

RiverSource Retirement Advisor Advantage Variable Annuity

RiverSource Retirement Advisor Select Variable Annuity

RiverSource Retirement Advisor Advantage Plus Variable Annuity

RiverSource Retirement Advisor Select Plus Variable Annuity

RiverSource Retirement Advisor 4 Advantage Variable Annuity

RiverSource Retirement Advisor 4 Select Variable Annuity

RiverSource Retirement Advisor 4 Access Variable Annuity

RiverSource RAVA 5 Advantage Variable Annuity

(Offered for contract applications signed prior to April 30, 2012)

RiverSource RAVA 5 Select Variable Annuity

(Offered for contract applications signed prior to April 30, 2012)

RiverSource RAVA 5 Access Variable Annuity

(Offered for contract applications signed prior to April 30, 2012)

Part B.

The combined Statement of Additional Information and Financial Statements for RiverSource Variable Account 10 dated April 30, 2018 filed electronically as Part B to Post-Effective Amendment No. 15 to Registration Statement No.333-186218, is incorporated by reference to this Post-Effective Amendment No.79.

Part C.

Other Information.

The signatures.

Exhibits.

Exhibit Index

8.34	Copy of Fund Participation Agreement dated Dec. 30, 2016, by and among Calvert Variable Series, Inc., Eaton Vance Distributors, Inc. and RiverSource Life Insurance Company

9.	Opinion of counsel and consent to its use as to the legality of the securities being registered.

10.1 -10.5	Consents of Independent Registered Public Accounting Firm